As filed with the Securities and Exchange Commission on
February 28, 2017

Registration No. 333-515
811-07513

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

---------------

FORM N-1A
----
	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/ X /
----
----
	Pre-Effective Amendment No.	/ /
----
----
	Post-Effective Amendment No. 255	/ X /
	and	----

----
	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY	/ X /
	ACT OF 1940	----
----
	Amendment No. 256	/ X /
	(Check appropriate box or boxes)	----

---------------
PUTNAM FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

One Post Office Square, Boston, Massachusetts 02109
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code
(617) 292-1000

-----------------

It is proposed that this filing will become effective
(check appropriate box)

----
/ /	immediately upon filing pursuant to paragraph (b)
----
----
/ X /	on February 28, 2017 pursuant to paragraph (b)
----
----
/ /	60 days after filing pursuant to paragraph (a)(1)
----
----
/ /	on (date) pursuant to paragraph (a)(1)
----
----
/ /	75 days after filing pursuant to paragraph (a)(2)
----
----
/ /	on (date) pursuant to paragraph (a)(2) of Rule 485.
----

If appropriate, check the following box:
----
/ /	this post-effective amendment designates a new
----	effective date for a previously filed post-effective amendment.

--------------
ROBERT T. BURNS, Vice President
PUTNAM FUNDS TRUST
One Post Office Square
Boston, Massachusetts 02109
(Name and address of agent for service)
---------------
Copy to:

BRYAN CHEGWIDDEN, Esquire
ROPES & GRAY LLP
1211 Avenue of the Americas
New York, New York 10036
---------------------


This Post-Effective Amendment relates solely to the Registrant's Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Absolute Return 500 Fund, Putnam Absolute Return 700 Fund and Putnam Global Sector Fund, each a series of

Putnam Funds Trust. Information contained in the Registrant's Registration Statement relating to any other series of the Registrant is neither amended nor superseded hereby.



FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS P	CLASS R	CLASS R6	CLASS T	CLASS Y
Putnam Absolute Return 100 Fund	PARTX	PARPX	PARQX	PARZX	—	PRARX	PRREX	—	PARYX
Putnam Absolute Return 300 Fund	PTRNX	PTRBX	PTRGX	PZARX	—	PTRKX	PTREX	—	PYTRX
Putnam Absolute Return 500 Fund	PJMDX	PJMBX	PJMCX	PJMMX	—	PJMRX	PJMEX	—	PJMYX
Putnam Absolute Return 700 Fund	PDMAX	PDMBX	PDMCX	PDMMX	—	PDMRX	PDMEX	—	PDMYX

Putnam Absolute Return Funds

Prospectus

2 | 28 | 17

Fund summaries	2
What are each fund's main investment strategies and related risks?	26
Who oversees and manages the funds?	36
How do the funds price their shares?	39
How do I buy fund shares?	40
How do I sell or exchange fund shares?	51
Policy on excessive short-term trading	53
Distribution plans and payments to dealers	55
Fund distributions and taxes	57
Financial highlights	59
Appendix	76

Investment Category: Absolute Return

This prospectus explains what you should know about these mutual funds before you invest. Please read it carefully.

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) nor has the SEC passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


Fund summaries

Putnam Absolute Return 100 Fund

Goal

Putnam Absolute Return 100 Fund seeks to earn a positive total return that exceeds the return on U.S. Treasury bills by 100 basis points (or 1.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions.

Fees and expenses


The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $500,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 40 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).


Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	1.00%	1.00%*
Class B	NONE	1.00%**
Class C	NONE	1.00%***
Class M	0.75%	NONE
Class P	NONE	NONE
Class R	NONE	NONE
Class R6	NONE	NONE
Class T	NONE	NONE
Class Y	NONE	NONE

2          Prospectus

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)


Share class	Management fees†	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses
Class A	0.37%	0.25%	0.01%	0.63%
Class B	0.37%	0.45%	0.01%	0.83%
Class C	0.37%	1.00%	0.01%	1.38%
Class M	0.37%	0.30%	0.01%	0.68%
Class P	0.37%	N/A	0.01%<	0.38%
Class R	0.37%	0.50%	0.01%	0.88%
Class R6	0.37%	N/A	0.01%	0.38%
Class T	0.37%	0.25%	0.01%<	0.63%
Class Y	0.37%	N/A	0.01%	0.38%


*  Applies only to certain redemptions of shares bought with no initial sales charge.

**  This charge is phased out over two years.

***  This charge is eliminated after one year.


†  Management fees reflect a performance adjustment. The fund’s base management fee is subject to adjustment, up or down, based on the fund’s performance relative to the fund’s target, which is the performance of the BofA Merrill Lynch U.S. Treasury Bill Index plus 100 basis points. The fund’s base management fee prior to any performance adjustment was 0.40%.

<  Other expenses are based on expenses of class A shares for the fund’s last fiscal year.


Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.


Share class	1 year	3 years	5 years	10 years
Class A	$164	$300	$448	$878
Class B	$185	$265	$460	$968
Class B (no redemption)	$85	$265	$460	$968
Class C	$240	$437	$755	$1,657
Class C (no redemption)	$140	$437	$755	$1,657
Class M	$144	$291	$451	$915
Class P	$39	$122	$213	$480
Class R	$90	$281	$488	$1,084
Class R6	$39	$122	$213	$480
Class T	$64	$202	$351	$786
Class Y	$39	$122	$213	$480

Prospectus          3

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 129%.


Investments, risks, and performance

Investments

The fund is designed to pursue a consistent absolute return through a broadly diversified portfolio reflecting uncorrelated fixed-income strategies designed to exploit market inefficiencies across global markets and fixed-income sectors. These strategies include investments in the following asset categories: (a) sovereign debt: obligations of governments in developed and emerging markets; (b) corporate credit: investment-grade debt, below-investment-grade debt (sometimes referred to as “junk bonds”), bank loans, convertible bonds and structured credit; and (c) securitized assets: asset-backed securities, residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities and collateralized mortgage obligations. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, short-term debt securities.

We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. We typically use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes. Accordingly, we may use derivatives to a significant extent to obtain or enhance exposure to the fixed-income sectors and strategies mentioned above, and to hedge against risk.

Putnam Absolute Return 100 Fund has a lower risk and return profile than Putnam Absolute Return 300 Fund as a result of decreased exposure to the fixed-income sectors and strategies mentioned above. Another distinction between the funds is that Putnam Absolute Return 100 Fund may maintain a higher cash position from time to time.

Risks

It is important to understand that you can lose money by investing in the fund.


Our allocation of assets among fixed-income strategies and sectors may hurt performance. The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk

4          Prospectus

of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Bond investments are subject to interest rate risk, which means the value of the fund’s bond investments is likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields.


The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be or become illiquid. Our use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

The fund may not achieve its goal, and it is not intended to be a complete investment program. The fund’s efforts to produce lower volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. In addition, under certain market conditions, the fund may accept greater volatility than would typically be the case, in order to seek its targeted return. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor profile


The fund is one of four Putnam Absolute Return Funds designed for investors seeking positive total return in excess of the return on U.S. Treasury bills by a targeted amount (100, 300, 500 or 700 basis points) on an annualized basis over a reasonable period of time (a full market cycle, which is generally at least three years but may potentially be significantly longer) regardless of market conditions. Because the fund seeks performance over a reasonable period of time, investors should be willing to wait out short-term market fluctuations and should generally have an investment horizon of at least three years or more. The fund may be suitable for you if you are seeking cash investments that earn a stable return and income over time, particularly if you are in or near retirement.


Prospectus          5

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.


Annual total returns for class A shares before sales charges

Average annual total returns after sales charges
(for periods ending 12/31/16)

Share class	1 year	5 years	Since inception (12/23/08)
Class A before taxes	1.24%	1.19%	1.14%
Class A after taxes on distributions	0.18%	0.54%	0.59%
Class A after taxes on distributions and sale of fund shares	0.70%	0.62%	0.66%
Class B before taxes	1.01%	1.18%	1.00%
Class C before taxes	0.48%	0.63%	0.52%
Class M before taxes	1.38%	1.18%	1.10%
Class P before taxes*	2.44%	1.64%	1.51%
Class R before taxes	1.94%	1.14%	1.01%
Class R6 before taxes*	2.44%	1.65%	1.52%
Class T before taxes**	2.27%	1.39%	1.27%
Class Y before taxes	2.44%	1.64%	1.51%
BofA Merrill Lynch U.S. Treasury Bill Index (no deduction for fees, expenses or taxes)	0.37%	0.14%	0.17%
BofA Merrill Lynch U.S. Treasury Bill Index plus 100 basis points (no deduction for fees, expenses or taxes)	1.37%	1.14%	1.17%
S&P 500 Index (no deduction for fees, expenses or taxes)	11.96%	14.66%	15.08%
Bloomberg Barclays U.S. Aggregate Bond Index (no deduction for fees, expenses or taxes)	2.65%	2.23%	3.93%

6          Prospectus

*  Performance for class R6 shares prior to its inception (7/2/12) and class P shares prior to its inception (8/31/16) is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 and class P shares; had it, returns would have been higher.

**  Class T shares were not outstanding during the time periods shown. Performance shown for class T shares is derived from the historical performance of class A shares.


After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.


Class B share performance reflects conversion to class A shares after eight years.

The Bloomberg Barclays U.S. Aggregate Bond Index and the S&P 500 Index are broad measures of market performance. Securities in the fund do not match those in the indexes and the performance of the fund will differ.


Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers


D. William Kohli
Chief Investment Officer, Fixed
Income, portfolio manager of the fund
since 2008

Albert Chan
Portfolio Manager, portfolio manager
of the fund since 2017

Michael Salm
Co-Head of Fixed Income, portfolio
manager of the fund since 2008

Paul Scanlon
Co-Head of Fixed Income, portfolio
manager of the fund since 2008

Sub-advisors

Putnam Investments Limited*
The Putnam Advisory Company, LLC*

*  Though the investment advisor has retained the services of Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

For important information about the purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to Important Additional Information About All Funds beginning on page 25.


Putnam Absolute Return 300 Fund

Goal

Putnam Absolute Return 300 Fund seeks to earn a positive total return that exceeds the return on U.S. Treasury bills by 300 basis points (or 3.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions.

Prospectus          7

Fees and expenses


The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $500,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 40 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).


Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	1.00%	1.00%*
Class B	NONE	1.00%**
Class C	NONE	1.00%***
Class M	0.75%	NONE
Class P	NONE	NONE
Class R	NONE	NONE
Class R6	NONE	NONE
Class T	2.50%	NONE
Class Y	NONE	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)


Share class	Management fees†	Distribution and service (12b-1) fees	Total annual fund operating expenses
Class A	0.45%	0.25%	0.70%
Class B	0.45%	0.45%	0.90%
Class C	0.45%	1.00%	1.45%
Class M	0.45%	0.30%	0.75%
Class P	0.45%	N/A	0.45%
Class R	0.45%	0.50%	0.95%
Class R6	0.45%	N/A	0.45%
Class T	0.45%	0.25%	0.70%
Class Y	0.45%	N/A	0.45%


*  Applies only to certain redemptions of shares bought with no initial sales charge.

**  This charge is phased out over two years.

***  This charge is eliminated after one year.


†  Management fees reflect a performance adjustment. The fund’s base management fee is subject to adjustment, up or down, based on the fund’s performance relative to the fund’s target, which is the performance of the BofA Merrill Lynch U.S. Treasury Bill Index plus 300 basis points. The fund’s base management fee prior to any performance adjustment was 0.60%.


8          Prospectus

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.


Share class	1 year	3 years	5 years	10 years
Class A	$171	$322	$486	$962
Class B	$192	$287	$498	$1,051
Class B (no redemption)	$92	$287	$498	$1,051
Class C	$248	$459	$792	$1,735
Class C (no redemption)	$148	$459	$792	$1,735
Class M	$151	$313	$489	$998
Class P	$46	$144	$252	$567
Class R	$97	$303	$525	$1,166
Class R6	$46	$144	$252	$567
Class T	$320	$468	$630	$1,099
Class Y	$46	$144	$252	$567

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 428%.


Investments, risks, and performance

Investments

The fund is designed to pursue a consistent absolute return through a broadly diversified portfolio reflecting uncorrelated fixed-income strategies designed to exploit market inefficiencies across global markets and fixed-income sectors. These strategies include investments in the following asset categories: (a) sovereign debt: obligations of governments in developed and emerging markets; (b) corporate credit: investment-grade debt, below-investment-grade debt (sometimes referred to as “junk bonds”), bank loans, convertible bonds and structured credit; and (c) securitized assets: asset-backed securities, residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities and collateralized mortgage obligations. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over

Prospectus          9

long historical periods. These traditional asset classes might include, for example, bonds with moderate exposure to interest rate and credit risks.

We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. We typically use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes. Accordingly, we may use derivatives to a significant extent to obtain or enhance exposure to the fixed-income sectors and strategies mentioned above, and to hedge against risk.

Putnam Absolute Return 300 Fund has a higher risk and return profile than Putnam Absolute Return 100 Fund as a result of increased exposure to the fixed-income sectors and strategies mentioned above. Another distinction between the funds is that Putnam Absolute Return 100 Fund may maintain a higher cash position from time to time.

Risks

It is important to understand that you can lose money by investing in the fund.


Our allocation of assets among fixed-income strategies and sectors may hurt performance. The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Bond investments are subject to interest rate risk, which means the value of the fund’s bond investments is likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields.


The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially

10          Prospectus

less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be or become illiquid. Our use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

The fund may not achieve its goal, and it is not intended to be a complete investment program. The fund’s efforts to produce lower volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. In addition, under certain market conditions, the fund may accept greater volatility than would typically be the case, in order to seek its targeted return. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor profile


The fund is one of four Putnam Absolute Return Funds designed for investors seeking positive total return in excess of the return on U.S. Treasury bills by a targeted amount (100, 300, 500 or 700 basis points) on an annualized basis over a reasonable period of time (a full market cycle, which is generally at least three years but may potentially be significantly longer) regardless of market conditions. Because the fund seeks performance over a reasonable period of time, investors should be willing to wait out short-term market fluctuations and should generally have an investment horizon of at least three years or more. The fund may be suitable for you if you are considering a bond fund with moderate exposure to interest rate and credit risks.


Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.


Annual total returns for class A shares before sales charges

Prospectus          11

Average annual total returns after sales charges
(for periods ending 12/31/16)

Share class	1 year	5 years	Since inception (12/23/08)
Class A before taxes	0.99%	2.09%	2.12%
Class A after taxes on distributions	–0.32%	0.66%	1.00%
Class A after taxes on distributions and sale of fund shares	0.56%	0.96%	1.16%
Class B before taxes	0.83%	2.09%	1.98%
Class C before taxes	0.20%	1.51%	1.48%
Class M before taxes	1.22%	2.08%	2.08%
Class P before taxes*	2.32%	2.55%	2.50%
Class R before taxes	1.75%	2.04%	1.99%
Class R6 before taxes*	2.23%	2.56%	2.51%
Class T before taxes**	–0.54%	1.77%	1.93%
Class Y before taxes	2.23%	2.53%	2.49%
BofA Merrill Lynch U.S. Treasury Bill Index (no deduction for fees, expenses or taxes)	0.37%	0.14%	0.17%
BofA Merrill Lynch U.S. Treasury Bill Index plus 300 basis points (no deduction for fees, expenses or taxes)	3.37%	3.14%	3.17%
S&P 500 Index (no deduction for fees, expenses or taxes)	11.96%	14.66%	15.08%
Bloomberg Barclays U.S. Aggregate Bond Index (no deduction for fees, expenses or taxes)	2.65%	2.23%	3.93%

*  Performance for class R6 shares prior to its inception (7/2/12) and class P shares prior to its inception (8/31/16) is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 and class P shares; had it, returns would have been higher.

**  Class T shares were not outstanding during the time periods shown. Performance shown for class T shares is derived from the historical performance of class A shares.


After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.


Class B share performance reflects conversion to class A shares after eight years.

The Bloomberg Barclays U.S. Aggregate Bond Index and the S&P 500 Index are broad measures of market performance. Securities in the fund do not match those in the indexes and the performance of the fund will differ.

12          Prospectus

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

D. William Kohli
Chief Investment Officer, Fixed
Income, portfolio manager of the fund
since 2008

Albert Chan
Portfolio Manager, portfolio manager
of the fund since 2017

Michael Salm
Co-Head of Fixed Income, portfolio
manager of the fund since 2008

Paul Scanlon
Co-Head of Fixed Income, portfolio
manager of the fund since 2008

Sub-advisors

Putnam Investments Limited*
The Putnam Advisory Company, LLC*

*  Though the investment advisor has retained the services of Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

For important information about the purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to Important Additional Information About All Funds beginning on page 25.


Putnam Absolute Return 500 Fund

Goal

Putnam Absolute Return 500 Fund seeks to earn a positive total return that exceeds the return on U.S. Treasury bills by 500 basis points (or 5.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions.

Fees and expenses


The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 40 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).


Prospectus          13

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.50%	NONE
Class P	NONE	NONE
Class R	NONE	NONE
Class R6	NONE	NONE
Class T	2.50%	NONE
Class Y	NONE	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)


Share class	Management fees†	Distribution and service (12b-1) fees	Other expenses	Acquired fund fees and expenses	Total annual fund operating expenses	Expense reimbursement #	Total annual fund operating expenses after expense reimbursement
Class A	0.62%	0.25%	0.21%	0.02%	1.10%	(0.03)%	1.07%
Class B	0.62%	1.00%	0.21%	0.02%	1.85%	(0.03)%	1.82%
Class C	0.62%	1.00%	0.21%	0.02%	1.85%	(0.03)%	1.82%
Class M	0.62%	0.75%	0.21%	0.02%	1.60%	(0.03)%	1.57%
Class P	0.62%	N/A	0.09%<	0.02%	0.73%	(0.03)%	0.70%
Class R	0.62%	0.50%	0.21%	0.02%	1.35%	(0.03)%	1.32%
Class R6	0.62%	N/A	0.13%	0.02%	0.77%	(0.03)%	0.74%
Class T	0.62%	0.25%	0.21%<	0.02%	1.10%	(0.03)%<	1.07%
Class Y	0.62%	N/A	0.21%	0.02%	0.85%	(0.03)%	0.82%


*  Applies only to certain redemptions of shares bought with no initial sales charge.

**  This charge is phased out over six years.

***  This charge is eliminated after one year.


†  Management fees reflect a performance adjustment. The fund’s base management fee is subject to adjustment, up or down, based on the fund’s performance relative to the fund’s target, which is the performance of the BofA Merrill Lynch U.S. Treasury Bill Index plus 500 basis points. For the most recent fiscal year, the fund’s base management fee prior to any performance adjustment was 0.723%.

#  Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 2/28/2018. This obligation may be modified or discontinued only with approval of the Board of Trustees.

<  Other expenses are based on expenses of class A shares (adjusted for the lower investor servicing fees applicable to class P shares) for the fund’s last fiscal year.


14          Prospectus

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.


Share class	1 year	3 years	5 years	10 years
Class A	$678	$902	$1,144	$1,836
Class B	$685	$879	$1,198	$1,970
Class B (no redemption)	$185	$579	$998	$1,970
Class C	$285	$579	$998	$2,167
Class C (no redemption)	$185	$579	$998	$2,167
Class M	$504	$834	$1,188	$2,181
Class P	$72	$230	$403	$904
Class R	$134	$425	$736	$1,621
Class R6	$76	$243	$425	$951
Class T	$356	$588	$838	$1,554
Class Y	$84	$268	$468	$1,046

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 522%.


Investments, risks, and performance

Investments

The fund is designed to pursue a consistent absolute return by combining two independent investment strategies — a beta strategy, which provides broad exposure to investment markets, and an alpha strategy, which seeks returns from active trading. The beta strategy seeks to balance risk and to provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset-backed securities; below-investment-grade securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts (REITs). The alpha strategy involves the potential use of active trading strategies designed to provide additional total return through active security selection, tactical asset allocation, currency transactions and options transactions. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over

Prospectus          15

a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, balanced portfolios with significant exposure to both stocks and bonds.

We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. We may also take into account general market conditions when making investment decisions. We typically use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes and to increase the fund’s exposure to the asset classes and strategies mentioned above, which may create investment leverage.

Putnam Absolute Return 500 Fund has a lower risk and return profile than Putnam Absolute Return 700 Fund as a result of decreased exposure to the asset classes and strategies mentioned above.

Risks

It is important to understand that you can lose money by investing in the fund.


Our allocation of assets among asset classes may hurt performance. The value of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound.

Bond investments are subject to interest rate risk, which means the value of the fund’s bond investments is likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds which may be considered speculative. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields.


16          Prospectus

The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be or become illiquid. Our alpha strategy may lose money or not earn a return sufficient to cover associated trading and other costs. Our use of leverage obtained through derivatives increases these risks by increasing investment exposure. Derivatives also involve the risk, in the case of many over-the-counter instruments, of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

The fund may not achieve its goal, and it is not intended to be a complete investment program. The fund’s efforts to produce lower volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. In addition, under certain market conditions, the fund may accept greater volatility than would typically be the case, in order to seek its targeted return. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor profile


The fund is one of four Putnam Absolute Return Funds designed for investors seeking positive total return in excess of the return on U.S. Treasury bills by a targeted amount (100, 300, 500 or 700 basis points) on an annualized basis over a reasonable period of time (a full market cycle, which is generally at least three years but may potentially be significantly longer) regardless of market conditions. Because the fund seeks performance over a reasonable period of time, investors should be willing to wait out short-term market fluctuations and should generally have an investment horizon of at least three years or more. The fund may be suitable for you if you are considering a balanced fund, or a fund that can manage allocations and risk across global asset classes.


Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Prospectus          17


Annual total returns for class A shares before sales charges

Average annual total returns after sales charges
(for periods ending 12/31/16)

Share class	1 year	5 years	Since inception (12/23/08)
Class A before taxes	–4.69%	1.93%	2.82%
Class A after taxes on distributions	–4.69%	1.11%	2.00%
Class A after taxes on distributions and sale of fund shares	–2.65%	1.29%	1.96%
Class B before taxes	–4.62%	2.01%	2.80%
Class C before taxes	–0.72%	2.36%	2.80%
Class M before taxes	–2.86%	1.90%	2.61%
Class P before taxes*	1.50%	3.42%	3.85%
Class R before taxes	0.82%	2.88%	3.31%
Class R6 before taxes*	1.40%	3.46%	3.88%
Class T before taxes**	–1.40%	2.63%	3.25%
Class Y before taxes	1.40%	3.40%	3.84%
BofA Merrill Lynch U.S. Treasury Bill Index (no deduction for fees, expenses or taxes)	0.37%	0.14%	0.17%
BofA Merrill Lynch U.S. Treasury Bill Index plus 500 basis points (no deduction for fees, expenses or taxes)	5.37%	5.14%	5.17%
S&P 500 Index (no deduction for fees, expenses or taxes)	11.96%	14.66%	15.08%
Bloomberg Barclays U.S. Aggregate Bond Index (no deduction for fees, expenses or taxes)	2.65%	2.23%	3.93%

*  Performance for class R6 shares prior to its inception (7/2/12) and class P shares prior to its inception (8/31/16) is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 and class P shares; had it, returns would have been higher.

**  Class T shares were not outstanding during the time periods shown. Performance shown for class T shares is derived from the historical performance of class A shares.


18          Prospectus

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.


Class B share performance reflects conversion to class A shares after eight years.

The Bloomberg Barclays U.S. Aggregate Bond Index and the S&P 500 Index are broad measures of market performance. Securities in the fund do not match those in the indexes and the performance of the fund will differ.


Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers


James Fetch
Co-Head of Global Asset Allocation,
portfolio manager of the fund
since 2008

Robert Kea
Co-Head of Global Asset Allocation,
portfolio manager of the fund
since 2008

Robert Schoen
Chief Investment Officer, Global Asset
Allocation, portfolio manager of the
fund since 2008

Jason Vaillancourt
Co-Head of Global Asset Allocation,
portfolio manager of the fund
since 2008

Sub-advisors

Putnam Investments Limited*
The Putnam Advisory Company, LLC*

*  Though the investment advisor has retained the services of Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

For important information about the purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to Important Additional Information About All Funds beginning on page 25.


Putnam Absolute Return 700 Fund

Goal

Putnam Absolute Return 700 Fund seeks to earn a positive total return that exceeds the return on U.S. Treasury bills by 700 basis points (or 7.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions.

Fees and expenses


The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More

Prospectus          19

information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 40 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).


Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.50%	NONE
Class P	NONE	NONE
Class R	NONE	NONE
Class R6	NONE	NONE
Class T	2.50%	NONE
Class Y	NONE	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)


Share class	Management fees†	Distribution and service (12b-1) fees	Other expenses	Acquired fund fees and expenses	Total annual fund operating expenses
Class A	0.72%	0.25%	0.23%=	0.01%	1.21%
Class B	0.72%	1.00%	0.23%=	0.01%	1.96%
Class C	0.72%	1.00%	0.23%=	0.01%	1.96%
Class M	0.72%	0.75%	0.23%=	0.01%	1.71%
Class P	0.72%	0.00%	0.09%<	0.01%	0.82%
Class R	0.72%	0.50%	0.23%=	0.01%	1.46%
Class R6	0.72%	N/A	0.13%	0.01%	0.86%
Class T	0.72%	0.25%	0.23%<	0.01%	1.21%
Class Y	0.72%	N/A	0.23%=	0.01%	0.96%


*  Applies only to certain redemptions of shares bought with no initial sales charge.

**  This charge is phased out over six years.

***  This charge is eliminated after one year.


†  Management fees reflect a performance adjustment. The fund’s base management fee is subject to adjustment, up or down, based on the fund’s performance relative to the fund’s target, which is the performance of the BofA Merrill Lynch U.S. Treasury Bill Index plus 700 basis points. For the most recent fiscal year, the fund’s base management fee prior to any performance adjustment was 0.876%.

=  Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective September 1, 2016.

<  Other expenses are based on expenses of class A shares (adjusted for the lower investor servicing fees applicable to class P shares) for the fund’s last fiscal year.


20          Prospectus

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.


Share class	1 year	3 years	5 years	10 years
Class A	$691	$937	$1,202	$1,957
Class B	$699	$915	$1,257	$2,091
Class B (no redemption)	$199	$615	$1,057	$2,091
Class C	$299	$615	$1,057	$2,285
Class C (no redemption)	$199	$615	$1,057	$2,285
Class M	$518	$870	$1,246	$2,299
Class P	$84	$262	$455	$1,014
Class R	$149	$462	$797	$1,746
Class R6	$88	$274	$477	$1,061
Class T	$370	$624	$898	$1,679
Class Y	$98	$306	$531	$1,178

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 578%.


Investments, risks, and performance

Investments

The fund is designed to pursue a consistent absolute return by combining two independent investment strategies — a beta strategy, which provides broad exposure to investment markets, and an alpha strategy, which seeks returns from active trading. The beta strategy seeks to balance risk and to provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset-backed securities; below-investment-grade securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts (REITs). The alpha strategy involves the potential use of active trading strategies designed to provide additional total return through active security selection, tactical asset allocation, currency transactions and options transactions. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with

Prospectus          21

traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, equities or equity-like investments.

We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. We may also take into account general market conditions when making investment decisions. We typically use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes and to increase the fund’s exposure to the asset classes and strategies mentioned above, which may create investment leverage.

Putnam Absolute Return 700 Fund has a higher risk and return profile than Putnam Absolute Return 500 Fund as a result of increased exposure to the asset classes and strategies mentioned above.

Risks

It is important to understand that you can lose money by investing in the fund.


Our allocation of assets among asset classes may hurt performance. The value of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound.

Bond investments are subject to interest rate risk, which means the value of the fund’s bond investments is likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields.


The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign

22          Prospectus

government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be or become illiquid. Our alpha strategy may lose money or not earn a return sufficient to cover associated trading and other costs. Our use of leverage obtained through derivatives increases these risks by increasing investment exposure. Derivatives also involve the risk, in the case of many over-the-counter instruments, of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

The fund may not achieve its goal, and it is not intended to be a complete investment program. The fund’s efforts to produce lower volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. In addition, under certain market conditions, the fund may accept greater volatility than would typically be the case, in order to seek its targeted return. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor profile


The fund is one of four Putnam Absolute Return Funds designed for investors seeking positive total return in excess of the return on U.S. Treasury bills by a targeted amount (100, 300, 500 or 700 basis points) on an annualized basis over a reasonable period of time (a full market cycle, which is generally at least three years but may potentially be significantly longer) regardless of market conditions. Because the fund seeks performance over a reasonable period of time, investors should be willing to wait out short-term market fluctuations and should generally have an investment horizon of at least three years or more. The fund may be suitable for you if you are considering a stock fund, or a fund that can manage allocations and risk across global asset classes.


Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.


Annual total returns for class A shares before sales charges

Prospectus          23

Average annual total returns after sales charges
(for periods ending 12/31/16)

Share class	1 year	5 years	Since inception (12/23/08)
Class A before taxes	–3.20%	2.85%	4.01%
Class A after taxes on distributions	–3.20%	1.84%	2.99%
Class A after taxes on distributions and sale of fund shares	–1.81%	1.90%	2.81%
Class B before taxes	–2.98%	2.95%	3.98%
Class C before taxes	0.93%	3.29%	4.00%
Class M before taxes	–1.29%	2.83%	3.76%
Class P before taxes*	3.07%	4.35%	5.03%
Class R before taxes	2.55%	3.84%	4.49%
Class R6 before taxes*	3.15%	4.43%	5.08%
Class T before taxes**	0.14%	3.55%	4.45%
Class Y before taxes	2.98%	4.33%	5.02%
BofA Merrill Lynch U.S. Treasury Bill Index (no deduction for fees, expenses or taxes)	0.37%	0.14%	0.17%
BofA Merrill Lynch U.S. Treasury Bill Index plus 700 basis points (no deduction for fees, expenses or taxes)	7.37%	7.14%	7.17%
S&P 500 Index (no deduction for fees, expenses or taxes)	11.96%	14.66%	15.08%
Bloomberg Barclays U.S. Aggregate Bond Index (no deduction for fees, expenses or taxes)	2.65%	2.23%	3.93%

*  Performance for class R6 shares prior to its inception (7/2/12) and class P shares prior to its inception (8/31/16) is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 and class P shares; had it, returns would have been higher.

**  Class T shares were not outstanding during the time periods shown. Performance shown for class T shares is derived from the historical performance of class A shares.


After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.


Class B share performance reflects conversion to class A shares after eight years.

The Bloomberg Barclays U.S. Aggregate Bond Index and the S&P 500 Index are broad measures of market performance. Securities in the fund do not match those in the indexes and the performance of the fund will differ.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC


24          Prospectus

Portfolio managers


James Fetch
Co-Head of Global Asset Allocation,
portfolio manager of the fund
since 2008

Robert Kea
Co-Head of Global Asset Allocation,
portfolio manager of the fund
since 2008

Robert Schoen
Chief Investment Officer, Global Asset
Allocation, portfolio manager of the
fund since 2008

Jason Vaillancourt
Co-Head of Global Asset Allocation,
portfolio manager of the fund
since 2008

Sub-advisors

Putnam Investments Limited*
The Putnam Advisory Company, LLC*

*  Though the investment advisor has retained the services of Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.


Important Additional Information About All Funds

Purchase and sale of fund shares


You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581. Effective April 1, 2017, purchases of class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.


When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.


Class P shares are only available to other Putnam funds and other accounts managed by Putnam Investment Management, LLC or its affiliates.


You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Prospectus          25

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

What are each fund’s main investment strategies and related risks?

This section contains greater detail on each fund’s main investment strategies and the related risks you would face as a fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk.

The use of the term “absolute return” in each fund’s name is meant to distinguish each fund’s goal and investment strategies from those of most other mutual funds available in the marketplace. Most mutual funds are generally managed with a goal of outperforming an index of securities or an index of competitive funds. As a result, even if these funds are successful in achieving their goals, their investment returns may be positive or negative and will tend to reflect the general direction of the markets. In addition, these other funds can expose investors to significant market volatility and sustained periods of negative performance. Volatility refers to the tendency of investments and markets to fluctuate in value over time. The greater an investment’s or a market’s volatility, the more sharply its value may fluctuate. A fund’s volatility is often measured as the standard deviation of the fund’s monthly returns and expressed as a percentage.


In contrast, the funds’ “absolute return” strategy seeks to earn a positive total return (which is reflected in each fund’s indicated target) over a reasonable period of time, regardless of market conditions or general market direction, since investment returns will likely fluctuate more over shorter periods of time as market conditions vary, even under an “absolute return” strategy. As a result, if this strategy is successful, investors should expect the funds to outperform the general securities markets during periods of flat or negative market performance, to underperform during periods of strong positive market performance, and typically to produce less volatile returns over a reasonable period of time (a full market cycle, which is generally at least three years but may potentially be significantly longer) than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods.

The funds pursue their goals through portfolios that are structured to offer varying degrees of risk, expected volatility and expected returns. The funds seek to earn a positive total return that exceeds, by a particular amount, the return on U.S. Treasury bills as measured by the BofA Merrill Lynch U.S. Treasury Bill Index. The index tracks

26          Prospectus

the performance of U.S. dollar-denominated U.S. Treasury bills, which represent obligations of the U.S. Government having a maturity of one year or less. Returns on U.S. Treasury bills often track inflation levels, (although the returns on U.S. Treasury bills and inflation rates can diverge significantly from time to time).


While the funds seek returns in excess of the BofA Merrill Lynch U.S. Treasury Bill Index, an investment in the funds is not the same as an investment in the BofA Merrill Lynch U.S. Treasury Bill Index. An investment in U.S. Treasury bills, which are supported by the full faith and credit of the U.S. Government, is generally considered an investment with minimal risk. Investing in the funds, however, does involve certain risks, including the risk of loss. Because risk and reward are related, you should expect the risk associated with an investment in a fund, and the volatility of that fund’s returns, to increase as the fund seeks higher returns.

The following sections describe the funds’ main investment strategies. As a general matter, each fund has significant flexibility in its choice of strategies. This flexibility enhances the funds’ ability to seek their targeted returns. This flexibility is also generally expected to result in diversification of a fund’s portfolio across multiple asset classes, although the funds may focus their investments on particular asset classes from time to time. Diversification generally limits market exposure to any asset class and helps to reduce the volatility of returns.

Global bond strategies — Putnam Absolute Return 100 and 300 Funds

Independent global fixed-income investment strategies


We seek to efficiently mix a number of independent global fixed income investment strategies. These strategies may be based on security selection, allocation among sub-sectors of the fixed income market (such as the investment-grade and below-investment-grade sub-sectors within the credit sector), macroeconomic developments (such as those relating to currencies and country-specific developments), and other techniques. By using a number of strategies, the funds may take advantage of today’s global fixed income markets, which are complex, rapidly evolving, and characterized by newly defined instruments, sub-sectors, and derivatives that, we believe, offer substantial opportunities. We may invest without limit in all available global fixed income instruments, including lower-rated debt, to diversify portfolio exposure regardless of market conditions.


Derivatives and investment exposures

When the funds use derivatives to increase their exposure to investments, the derivatives may create investment leverage. In general, to the extent that leverage is used in these funds, Putnam Absolute Return 300 Fund is expected to make greater use of leverage than Putnam Absolute Return 100 Fund.


Putnam Absolute Return 300 Fund has a higher expected return, and higher expected risk and volatility, than Putnam Absolute Return 100 Fund as a result of increased exposure, including through the use of derivatives, to fixed income sectors and investment strategies. Another distinction between the funds is that Putnam Absolute Return 100 Fund may maintain a higher cash position from time to time.


Prospectus          27

Beta and alpha strategies — Putnam Absolute Return 500 and 700 Funds

The beta strategy of allocating assets among many asset classes generally depends upon the direction of the relevant markets for success, while the alpha strategy is generally designed not to depend upon market direction for success. The beta and alpha strategies are intended to be uncorrelated and to operate largely independently, thus improving a fund’s chances of earning a positive total return regardless of market conditions. Both the beta and alpha strategies are dynamic, permitting us to take advantage of opportunities that arise from different economic conditions.

  Derivatives and investment exposures; investment leverage. We may make an investment directly, or we may obtain exposure to the investment synthetically through the use of one or more derivatives. When the funds use derivatives to increase their exposure to investments in order to enhance the funds’ total returns, the derivatives may create investment leverage. Investment leverage means that, for every $100 invested in a fund, the fund may obtain an exposure to more than $100 of underlying investments after long and short positions are netted against each other. The amounts of investment leverage will vary over time. Under normal market conditions, we expect that investment leverage obtained as part of a fund’s beta strategy may result in a net notional investment exposure of up to 150% of net assets in the case of Putnam Absolute Return 500 Fund and up to 200% of net assets in the case of Putnam Absolute Return 700 Fund. We treat a synthetic investment as having the same net notional investment exposure as the equivalent direct investment. The funds’ alpha strategy also may involve the use of derivatives that introduce additional investment leverage. Putnam Absolute Return 700 Fund has a higher expected return, and higher expected risk and volatility, than Putnam Absolute Return 500 Fund as a result of increased exposure, including through the use of derivatives, to asset classes and investment strategies. If our judgments about the performance of asset classes or investments prove incorrect while a fund’s exposure to underperforming asset classes or investments is increased through the use of investment leverage, a relatively small market movement may result in significant losses to the fund.

Beta strategy

  Asset classes. Through the beta strategy, we invest without limit in many asset classes directly or through derivatives. These asset classes include equity and fixed-income (including below-investment-grade and mortgage- and asset-backed securities) securities of U.S. and foreign corporate and governmental issuers and currencies. We also allocate the funds’ assets to less traditional asset classes such as commodities, inflation-protected securities and REITs. Allocations to these less traditional asset classes are intended to, in part, protect a fund’s portfolio from downturns in the equity and fixed income markets and against inflation. However, asset classes may not perform as expected. If our assessment of the risk and return potential of asset classes is incorrect, a fund could significantly underperform the markets in general, particular markets, or other funds that make similar investments.

28          Prospectus

  Asset allocation. Although we may adjust asset allocations at any time and without constraint, we expect generally to allocate the majority of the funds’ assets to investments in traditional asset classes. Our asset allocations are intended to reduce risk and volatility in the portfolios and to provide protection against a decline in the funds’ assets. However, our asset allocation judgments may not achieve these objectives.

Within each asset class, we make specific investments on the basis of quantitative analysis, in addition to fundamental research and analysis. Even if our asset allocation decisions are successful, if the particular investments that we make within each asset class do not perform as we expect, the funds may fail to meet their goals or may lose money.

Alpha strategy

The funds’ alpha strategy involves potentially using diverse active trading strategies, including “overlay” strategies, active security selection, tactical asset allocation, currency transactions and options transactions, to seek enhanced returns. There is no restriction on the type or number of strategies that we may employ in the alpha strategy.

Because the alpha strategy is designed to generate a return regardless of market direction, we can use it to potentially generate a positive investment return even in broadly declining markets. Though the funds’ alpha strategy is intended to earn a positive total return even when the general market declines, the funds’ beta strategy is unlikely to earn a positive return in those circumstances. While we intend the strategies within the alpha strategy to be relatively uncorrelated with one another and with the performance of most asset classes to which the funds are exposed through the beta strategy, it is possible that the performance of various asset classes and strategies within the alpha strategy may be correlated under certain market conditions, which may negatively affect a fund’s performance. The alpha strategy may involve investment leverage. The alpha strategy may fail to make money in broadly declining markets, and may lose money even in broadly advancing markets.


Description of risks — All funds

Putnam Absolute Return 100 and 300 Funds may invest in a wide variety of fixed income investments. They may also, on occasion, acquire equity securities. Through both the beta and alpha strategies, Putnam Absolute Return 500 and 700 Funds may make a wide variety of investments. A description of the risks associated with the funds’ investments follows.


Fixed-income investments — All funds

  Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to a fund, but will affect the

Prospectus          29

value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore a fund might not benefit from any increase in value as a result of declining interest rates.

A fund may invest in inflation-protected securities issued by the U.S. Department of Treasury, by non-U.S. governments, or by private issuers. Inflation-protected securities are debt instruments whose principal and/or interest are adjusted for inflation. Inflation-protected securities issued by the U.S. Treasury pay a fixed rate of interest that is applied to an inflation-adjusted principal amount. The principal amount is adjusted based on changes in the Consumer Price Index, a measure of inflation. The principal due at maturity is typically equal to the inflation-adjusted principal amount, or to the instrument’s original par value, whichever is greater. Because the principal amount would be adjusted downward during a period of deflation, each fund will be subject to deflation risk with respect to its investments in these securities. In addition, if a fund purchases inflation-adjusted debt instruments in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation.

  Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.


We may invest without limit in higher-yield, higher-risk debt investments that are below investment-grade, including investments in the lowest rating category of the rating agency, and in unrated investments that we believe are of comparable quality. However, we may invest no more than 15% of each fund’s total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each rating agency rating such investments, including investments in the lowest rating category of the rating agency, and in unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced (or increased) after we buy it.

Investments rated below BBB or its equivalent are below investment-grade in quality and may be considered speculative. This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value.

30          Prospectus

Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.


Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of the investment’s volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving a fund’s goal may depend more on our own credit analysis when we buy lower-rated debt than when we buy investment-grade-debt. We may have to participate in legal proceedings involving the issuer. This could increase a fund’s operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

  Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. In contrast, payments on securitized debt instruments, including mortgage-backed and asset-backed investments, typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields.

Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. These investments may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities are also structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Asset-backed securities are subject to risks similar to those of mortgage-backed securities.

Equity investments — Putnam Absolute Return 500 and 700 Funds

  Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the

Prospectus          31

company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also other companies in the same industry or in a number of different industries, such as increases in production costs. From time to time, a fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Growth stocks — Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The values of these stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

Value stocks — Companies whose stocks we believe are undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

  Small and midsize companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsize companies may therefore be more vulnerable to adverse developments than those of larger companies. Small companies in foreign countries could be relatively smaller than those in the United States. The funds may invest in small and midsize companies without limit.

Foreign investments — All funds

Foreign investments involve certain special risks, including:

— Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

32          Prospectus

— Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, direct or indirect impact of sovereign debt default, imposition of economic sanctions or restrictions on the exchange or export of foreign currency, and tax increases.

— Unreliable or untimely information: There may be less information publicly available about a foreign company than about most publicly-traded U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

— Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

— Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. In addition, there may be limited or no markets for bonds of issuers that became distressed. For the same reason, we may at times find it difficult to value the funds’ foreign investments.

— Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

— Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash flow from tax or other revenues. In addition, there may be no legal recourse for investors in the event of default by a sovereign government.

The risks of foreign investments are typically increased in countries with less developed markets, which are sometimes referred to as emerging markets. Emerging markets may have less developed economies and legal and regulatory systems, and may be susceptible to greater political and economic instability than developed foreign markets. Countries with emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, and investments in emerging markets may be more volatile and less liquid than investments in developed markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain risks related to foreign investments may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

Prospectus          33

Derivatives — All funds

We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. As described above, investments in derivatives are an important component of the funds’ investment strategies. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may make use of “short” derivatives positions, the values of which typically move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease a fund’s exposure to long- or short-term interest rates (in the United States or abroad) or to a particular currency or group of currencies. We may also use derivatives as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. A fund’s investment in derivatives may be limited by its intention to qualify as a regulated investment company.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means they provide a fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to a fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The value of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.


Derivatives may create investment leverage, which involves risks. If our judgments about the performance of various asset classes or investments prove incorrect, and a fund’s exposure to underperforming asset classes or investments is increased through the use of leverage, a relatively small market movement may result in significant losses to the fund. In addition, Putnam Absolute Return 100 and 300 Funds may be unable to obtain their desired exposures to particular fixed income strategies and sectors, and Putnam Absolute Return 500 and 700 Funds’ decision to pursue beta and alpha strategies separately may not be successful if we are unable to invest in appropriate derivatives or other instruments or if the derivatives and instruments do not perform as expected.


Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the funds’ derivatives positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations. For further information about additional types and risks of derivatives and the funds’ asset

34          Prospectus

segregation policies, see Miscellaneous Investments, Investment Practices and Risks in the SAI.

Other investments — Putnam Absolute Return 500 and 700 Funds

  Real estate investment trusts (REITs). A REIT pools investors’ funds for investment primarily in income-producing real estate properties or real estate-related loans (such as mortgages). The real estate properties in which REITs invest typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities. We will invest in publicly-traded REITs listed on national securities exchanges. The yields available from investments in REITs depend on the amount of income and capital appreciation generated by the related properties. Investments in REITs are subject to the risks associated with direct ownership in real estate, including economic downturns that have an adverse effect on real estate markets.
  Commodity-linked notes. Commodity-linked notes are debt securities whose maturity values or interest rates are determined by reference to a single commodity or to all or a portion of a commodities index. Commodity-linked notes may be positively or negatively indexed, meaning their maturity value may be structured to increase or decrease as commodity values change. Investments in commodity-linked notes are subject to the risks associated with the overall commodities markets and other factors that affect the value of commodities, including weather, disease, political, tax and other regulatory developments. Commodity-linked notes may be more volatile and less liquid than the underlying measure(s), have substantial risk of loss with respect to both principal and interest and are subject to the credit risks associated with the issuer. A fund’s investment in commodity-linked notes may be limited by its intention to qualify as a regulated investment company. For further information about commodity-linked securities, see Miscellaneous Investments, Investment Practices and Risks in the SAI.

Additional risks — All funds


  Market risk. The value of securities in a fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions (including, in the case of bonds, perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. During those periods, the fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.
  Other investments. In addition to the main investment strategies described above, a fund may make other types of investments, such as investments in preferred stocks, convertible securities, bank loans and, for Putnam Absolute Return 100 and 300 Funds, common stocks. Each fund may also loan its portfolio securities to earn income. These practices may be subject to other risks, as described under Miscellaneous Investments, Investment Practices and Risks in the SAI.


Prospectus          35

  Temporary defensive strategies. In response to adverse market, economic, political or other conditions, we may take temporary defensive positions, such as investing some or all of a fund’s assets in cash and cash equivalents, that differ from the fund’s usual investment strategies. However, we may choose not to use these temporary defensive strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause a fund to miss out on investment opportunities, and may prevent a fund from achieving its goal. Additionally, while temporary defensive strategies are mainly designed to limit losses, such strategies may not work as intended.
  Changes in policies. The Trustees may change a fund’s goal, investment strategies and other policies set forth in this prospectus without shareholder approval, except as otherwise provided.
  Portfolio turnover rate. A fund’s portfolio turnover rate measures how frequently the fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that the fund sold and replaced securities valued at 100% of the fund’s assets within a one-year period. From time to time a fund may engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and to incur other transaction costs (including imputed transaction costs), which may detract from performance. A fund’s portfolio turnover rate and the amount of brokerage commissions it pays and transaction costs it incurs will vary over time based on market conditions.
  Portfolio holdings. The SAI includes a description of each fund’s policies with respect to the disclosure of its portfolio holdings. For more specific information on a fund’s portfolio, you may visit the Putnam Investments website, putnam.com/individual, where each fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until a fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information, after which such information can be found on the SEC’s website at http://www.sec.gov.

Who oversees and manages the funds?

The funds’ Trustees

As a shareholder of a mutual fund, you have certain rights and protections, including representation by a Board of Trustees. The Putnam Funds’ Board of Trustees oversees the general conduct of the funds’ business and represents the interests of the Putnam fund shareholders. At least 75% of the members of the Putnam Funds’ Board of Trustees are independent, which means they are not officers of the funds or affiliated with Putnam Investment Management, LLC (Putnam Management).

36          Prospectus

The Trustees periodically review each fund’s investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for providing or overseeing these services, as well as the overall level of each fund’s operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of Putnam Management and its affiliates.

Contacting the funds’ Trustees
Address correspondence to:
The Putnam Funds Trustees
One Post Office Square
Boston, MA 02109

The funds’ investment manager


The Trustees have retained Putnam Management, which has managed mutual funds since 1937, to be each fund’s investment manager, responsible for making investment decisions for each fund and managing each fund’s other affairs and business.

The basis for the Trustees’ approval of each fund’s management contract and the sub-management and sub-advisory contracts described below is discussed in each fund’s annual report to shareholders dated October 31, 2016.

Each fund pays a monthly base management fee to Putnam Management. For Absolute Return 100 and 300 Funds, the base fee is equal to 0.40% and 0.60%, respectively, of the fund’s average net assets for the month. For Absolute Return 500 and 700 Funds, the base fee is calculated by applying a rate to each fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding net assets of funds that are invested in or are invested in by other Putnam funds to the extent necessary to avoid “double counting” of those assets), and generally declines as the aggregate net assets increase.


Each fund’s monthly base fee described above is increased or reduced by a performance adjustment. The amount of the performance adjustment is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the BofA Merrill Lynch U.S. Treasury Bill Index plus 100, 300, 500 and 700 basis points, respectively, for Absolute Return 100, 300, 500 and 700 Funds, each measured over the performance period. The performance period is the thirty-six month period then ended. The performance adjustment rate is multiplied by the fund’s average net assets over the performance period, divided by twelve, and added to, or subtracted from, the base fee for that month. The maximum annualized performance adjustment rates for Absolute Return 100, Absolute Return 300, Absolute Return 500 and Absolute Return 700 Funds are 0.04%, 0.12%, 0.20% and 0.28%, respectively.

Prospectus          37

In return for the management fees, Putnam Management provides Absolute Return 100 and 300 Funds investment management and investor servicing and bears each fund’s organizational and operating expenses, excluding performance fee adjustments, distribution and service (12b-1) fees, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses. This fee structure is sometimes referred to as an “all in” or “unitary” management fee. The management fee for Absolute Return 500 and 700 Funds is not an all in fee. Putnam Management provides investment management services to those funds in return for the management fees.

The funds paid Putnam Management a management fee (after any applicable waivers or performance adjustments) for each fund’s last fiscal year at the following rates (reflected as a percentage of average net assets for each fund’s last fiscal year).


Management fees
Absolute Return 100 Fund	0.37%
Absolute Return 300 Fund	0.45%
Absolute Return 500 Fund	0.59%
Absolute Return 700 Fund	0.72%


Putnam Management’s address is One Post Office Square, Boston, MA 02109.


Putnam Management has retained its affiliate Putnam Investments Limited (PIL) to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management. PIL is not currently managing any fund assets. If PIL were to manage any fund assets, Putnam Management (and not the funds) would pay a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% of the average net asset value (NAV) of any fund assets managed by PIL. PIL, which provides a full range of international investment advisory services to institutional clients, is located at Cassini House, 57–59 St James’s Street, London, England, SW1A 1LD.

Putnam Management and PIL have retained their affiliate The Putnam Advisory Company, LLC (PAC) to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management or PIL, as applicable. PAC is not currently managing any fund assets. If PAC were to manage any fund assets, Putnam Management or PIL, as applicable (and not the funds), would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average NAV of any fund assets managed by PAC. PAC, which provides financial services to institutions and individuals through separately-managed accounts and pooled investment vehicles, has its headquarters at One Post Office Square, Boston, MA 02109, with additional investment management personnel located in Singapore.


Pursuant to these arrangements, Putnam investment professionals who are based in foreign jurisdictions may serve as portfolio managers of the funds or provide other investment services, consistent with local regulations.

38          Prospectus

  Portfolio managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of each fund’s portfolio.

Absolute Return 100 and 300 Funds


Portfolio managers	Joined funds	Employer	Positions over past five years
D. William Kohli	2008	Putnam Management 1994 – Present	Chief Investment Officer, Fixed Income Previously Co-Head of Fixed Income
Albert Chan	2017	Putnam Management 2002 – Present	Portfolio Manager Previously, Analyst
Michael Salm	2008	Putnam Management 1997 – Present	Co-Head of Fixed Income Previously, Team Leader, Liquid Markets and Mortgage Specialist
Paul Scanlon	2008	Putnam Management 1999 – Present	Co-Head of Fixed Income Previously, Team Leader, U.S. High Yield

Absolute Return 500 and 700 Funds

Portfolio managers	Joined funds	Employer	Positions over past five years
James Fetch	2008	Putnam Management 1994 – Present	Co-Head of Global Asset Allocation Previously, Portfolio Manager
Robert Kea	2008	Putnam Management 1989 – Present	Co-Head of Global Asset Allocation Previously, Portfolio Manager
Robert Schoen	2008	Putnam Management 1997 – Present	Chief Investment Officer, Global Asset Allocation Previously Co-Head of Global Asset Allocation
Jason Vaillancourt	2008	Putnam Management 1999 – Present	Co-Head of Global Asset Allocation Previously, Portfolio Manager

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the funds.

How do the funds price their shares?


The price of a fund’s shares is based on its NAV. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the scheduled close of regular trading on the NYSE each day the exchange is open.


Each fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value, which may differ from recent market prices. For example, a fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock

Prospectus          39

have been very limited or if, in the case of a security traded on a market that closes before the NYSE closes, material information about the issuer becomes available after the close of the relevant market.

Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by each fund’s Trustees or dealers selected by Putnam Management. Pricing services and dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management.

Each fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 4:00 p.m. Eastern Time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a fund’s NAV. Because foreign markets may be open at different times than the NYSE, the value of a fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close before the close of the NYSE, and therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, each fund has adopted fair value pricing procedures, which, among other things, require a fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. If events materially affecting the values of a fund’s foreign fixed-income investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments will also be valued at their fair value. As noted above, the value determined for an investment using a fund’s fair value pricing procedures may differ from recent market prices for the investment. Each fund’s most recent NAV is available on Putnam Investments’ website at putnam.com/individual or by contacting Putnam Investor Services at 1-800-225-1581.

How do I buy fund shares?

Opening an account


You can open a fund account and purchase class A, B, C, M and T shares by contacting your financial representative or Putnam Investor Services at 1-800-225-1581 and obtaining a Putnam account application. Effective April 1, 2017, purchases of class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. The completed application, along with a check made payable to the fund, must then be returned to Putnam Investor Services at the following address:


40          Prospectus

Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

You can open a fund account with as little as $500. The minimum investment is waived if you make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account. Although Putnam is currently waiving the minimum, it reserves the right to reject initial investments under the minimum at its discretion.


Each fund sells its shares at the offering price, which is the NAV plus any applicable sales charge (class A, class M and class T shares only). Your financial representative or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the NYSE for your shares to be bought at that day’s offering price.

If you participate in an employer-sponsored retirement plan that offers any of the funds, please consult your employer for information on how to purchase shares of these funds through the plan, including any restrictions or limitations that may apply.

Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Shares of the fund are sold at the NAV per share determined after confirmation of a purchase order by Putnam Investor Services.


Mutual funds must obtain and verify information that identifies investors opening new accounts. If a fund is unable to collect the required information, Putnam Investor Services may not be able to open your account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide additional identifying documentation. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account at the then-current NAV, which may be more or less than your original investment, net of any applicable sales charges.

Also, each fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount in the following ways:

  Through a financial representative. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services and may charge you for his or her services.

Prospectus          41

  Through Putnam’s Systematic Investing Program. You can make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account.
  Via the Internet or phone. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at putnam.com or by calling Putnam Investor Services at 1-800-225-1581.
  By mail. You may also request a book of investment stubs for your account. Complete an investment stub and write a check for the amount you wish to invest, payable to the appropriate fund. Return the check and investment stub to Putnam Investor Services.
  By wire transfer. You may buy fund shares by bank wire transfer of same-day funds. Please call Putnam Investor Services at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The funds will normally accept wired funds for investment on the day received if they are received by the fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you for wiring same-day funds. Although the funds’ designated bank does not currently charge you for receiving same-day funds, it reserves the right to charge for this service. You cannot buy shares for employer-sponsored retirement plans by wire transfer.

Which class of shares is best for me?


This prospectus offers you five classes of fund shares: A, B, C, M and T. Employer-sponsored retirement plans may also choose class R or R6 shares, and certain investors described below may also choose class Y shares. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Effective April 1, 2017, purchases of class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, as illustrated in the Fund summaries—Fees and expenses section, allowing you and your financial representative to choose the class that best suits your investment needs. When you purchase shares of a fund, you must choose a share class. Deciding which share class best suits your situation depends on a number of factors that you should discuss with your financial representative, including:


  How long you expect to hold your investment. Absolute Return 100 and 300 Funds. Class B shares charge a contingent deferred sales charge (CDSC) on redemptions that is phased out over the first two years. Class C shares charge a CDSC on redemptions in the first year.

Absolute Return 500 and 700 Funds. Class B shares charge a CDSC on redemptions that is phased out over the first six years; class C shares charge a CDSC on redemptions in the first year.

42          Prospectus


  How much you intend to invest. While investments of less than $500,000 can be made in any share class, Absolute Return 100 and 300 Funds do not charge an initial sales charge for purchases of class A or class M shares of $500,000 or more, and Absolute Return 500 and 700 Funds’ class A and class M shares offer sales charge discounts starting at $50,000. Class T offers sales charge discounts starting at investments of $250,000.
  Total expenses associated with each share class. As shown in the section entitled Fund summaries – Fees and expenses, each share class offers a different combination of up-front and ongoing expenses. Generally, the lower the up-front sales charge, the greater the ongoing expenses.


Here is a summary of the differences among the classes of shares

Class A shares

  Initial sales charge of up to 1.00% for Absolute Return 100 and 300 Funds and up to 5.75% for Absolute Return 500 and 700 Funds
  No initial sales charge for investments of $500,000 or more for Absolute Return 100 and 300 Funds and lower sales charges available for investments of $50,000 or more for Absolute Return 500 and 700 Funds
  No deferred sales charge (except that a deferred sales charge of 1.00% may be imposed on certain redemptions of shares bought without an initial sales charge)


  Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees
  Potential for higher initial sales charge than class T shares; however, right of accumulation and statement of intention discounts (described in this prospectus) are not applicable to class T shares.

Class B shares

Effective April 1, 2017, purchases of class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.


  No initial sales charge; your entire investment goes to work immediately
  Deferred sales charge of up to 1.00% if shares are sold within two years of purchase for Absolute Return 100 and 300 Funds; and up to 5.00% if shares are sold within six years of purchase for Absolute Return 500 and 700 Funds


  Higher annual expenses, and lower dividends, than class A, M or T shares because of higher 12b-1 fees
  Convert automatically to class A shares after eight years, thereby reducing the future 12b-1 fees


  Orders for class B shares of one or more Putnam funds will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $100,000 or more. Investors considering cumulative purchases of $100,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Prospectus          43

Class C shares

  No initial sales charge; your entire investment goes to work immediately
  Deferred sales charge of 1.00% if shares are sold within one year of purchase


  Higher annual expenses, and lower dividends, than class A, B, M or T shares for Absolute Return 100 and 300 Funds and class A, M or T shares for Absolute Return 500 and 700 Funds because of higher 12b-1 fees


  No conversion to class A shares, so no reduction in future 12b-1 fees
  Orders for class C shares of one or more Putnam funds, other than class C shares sold to employer-sponsored retirement plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $500,000 or more. Investors considering cumulative purchases of $500,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class M shares

  Initial sales charge of up to 0.75% for Absolute Return 100 and 300 Funds and up to 3.50% for Absolute Return 500 and 700 Funds
  No initial sales charge for investments of $500,000 or more for Absolute Return 100 and 300 Funds and lower sales charges available for investments of $50,000 or more for Absolute Return 500 and 700 Funds
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees
  Higher annual expenses, and lower dividends, than class A or T shares because of higher 12b-1 fees
  No conversion to class A shares, so no reduction in future 12b-1 fees
  Orders for class M shares of one or more Putnam funds, other than class M shares sold to employer-sponsored retirement plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $500,000 or more. Investors considering cumulative purchases of $500,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.


Class P shares

  Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates
  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class A, B, C, M, R or T shares because of no 12b-1 fees and lower investor servicing fees.


44          Prospectus

Class R shares (available only to employer-sponsored retirement plans)

  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge


  Lower annual expenses, and higher dividends, than class C shares for Absolute Return 100 and 300 Funds and class B, C, or M shares for Absolute Return 500 and 700 Funds because of higher 12b-1 fees
  Higher annual expenses, and lower dividends, than class A, B, M or T shares for Absolute Return 100 and 300 Funds, and class A or T shares for Absolute Return 500 and 700 Funds because of higher 12b-1 fees


  No conversion to class A shares, so no reduction in future 12b-1 fees.

Class R6 shares (available only to employer-sponsored retirement plans)

  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge


  Lower annual expenses, and higher dividends, than class A, B, C, M, R or T shares because of no 12b-1 fees and, for Absolute Return 500 and 700 Funds, lower investor servicing fees


  For Absolute Return 500 and 700 Funds, lower annual expenses, and higher dividends, than class Y shares because of lower investor servicing fees.


Class T shares

  For all funds except for Absolute Return 100 Fund, initial sales charge of up to 2.50%
  For Absolute Return 100 Fund, no initial sales charge; your entire investment goes to work immediately
  Lower sales charges available for investments of $250,000 or more
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees
  For all funds except for Absolute Return 100 Fund, potential for lower initial sales charge than class A shares, however, right of accumulation and statement of intention discounts (described in this prospectus) are not applicable to class T shares.


Class Y shares (available only to investors listed below)

  The following investors may purchase class Y shares if approved by Putnam:

— employer-sponsored retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam and offer institutional share class pricing (no sales charge or 12b-1 fee);

— bank trust departments and trust companies that have entered into agreements with Putnam and offer institutional share class pricing to their clients;

— corporate IRAs administered by Putnam, if another retirement plan of the sponsor is eligible to purchase class Y shares;

— college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code;

Prospectus          45

— other Putnam funds and Putnam investment products;

— investors purchasing shares through an asset-based fee program that regularly offers institutional share classes and that is sponsored by a registered broker-dealer or other financial institution;

— clients of a financial representative who are charged a fee for consulting or similar services;

— corporations, endowments and foundations that have entered into an arrangement with Putnam;

— fee-paying clients of a registered investment advisor (RIA) who initially invests for clients an aggregate of at least $100,000 in Putnam funds;

— investment companies (whether registered or private), both affiliated and unaffiliated with Putnam;

— current and retired Putnam employees and their immediate family members (including an employee’s spouse, domestic partner, fiancé(e), or other family members who are living in the same household) as well as, in each case, Putnam-offered health savings accounts, individual retirement accounts (IRAs), and other similar tax-advantaged plans solely owned by the foregoing individuals; current and retired directors of Putnam Investments, LLC; current and retired Great-West Life & Annuity Insurance Company employees; and current and retired Trustees of the fund. Upon the departure of any member of this group of individuals from Putnam, Great-West Life & Annuity Insurance Company, or the funds’ Board of Trustees, the member’s class Y shares convert automatically to class A shares, unless the member’s departure is a retirement, as determined by Putnam in its discretion for employees and directors of Putnam and employees of Great-West Life & Annuity Insurance Company and by the Board of Trustees in its discretion for Trustees; provided that conversion will not take place with respect to class Y shares held by former Putnam employees and their immediate family members in health savings accounts where it is not operationally practicable due to platform or other limitations; and

— personal and family member IRAs of registered representatives and other employees of broker-dealers and other financial institutions having a sales agreement with Putnam Retail Management, if (1) the registered representative or other employee is the broker of record or financial representative for the account, (2) the broker-dealer or other financial institution’s policies prohibit the use of class A shares or other classes of fund shares that pay 12b-1 fees in such accounts to avoid potential prohibited transactions under Internal Revenue Service rules due to the account owners’ status as “disqualified persons” under those rules, and (3) the broker-dealer or other financial institution has an agreement with Putnam Retail Management related to the use of class Y shares in these accounts.

Trust companies or bank trust departments that purchased class Y shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for class Y shares of other Putnam funds.

46          Prospectus

Defined contribution plans (including corporate IRAs) that purchased class Y shares under prior eligibility criteria may continue to purchase class Y shares.

  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge


  Lower annual expenses, and higher dividends, than class A, B, C, M, R or T shares because of no 12b-1 fees
  For Absolute Return 500 and 700 Funds, higher annual expenses, and lower dividends, than class R6 shares because of higher investor servicing fees.


Initial sales charges for class A and M shares

Absolute Return 100 and 300 Funds

	Class A sales charge as a percentage of*:		Class M sales charge as a percentage of*:
Amount of purchase at offering price ($)	Net amount invested	Offering price**	Net amount invested	Offering price**
Under 500,000	1.01%	1.00%	0.76%	0.75%
500,000 and above	NONE	NONE	N/A***	N/A***

Absolute Return 500 and 700 Funds

	Class A sales charge as a percentage of*:		Class M sales charge as a percentage of*:
Amount of purchase at offering price ($)	Net amount invested	Offering price**	Net amount invested	Offering price**
Under 50,000	6.10%	5.75%	3.63%	3.50%
50,000 but under 100,000	4.71	4.50	2.56	2.50
100,000 but under 250,000	3.63	3.50	1.52	1.50
250,000 but under 500,000	2.56	2.50	1.01	1.00
500,000 and above	NONE	NONE	N/A***	N/A***


Initial sales charges for class T shares†

	Class T sales charge as a percentage of*:
Amount of purchase at offering price (Transaction level) ($)	Net Amount invested	Offering price**
Under 249,000	2.56%	2.50%
250,000 but under 499,999	2.04	2.00
500,000 but under 999,999	1.52	1.50
1,000,000 and above	1.01	1.00


*  Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.

**  Offering price includes sales charge.

***  The funds will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $500,000 or more.

Prospectus          47


†  Class T shares of Absolute Return 100 Fund are not subject to an initial sales charge.


Reducing your class A or class M sales charge

Each fund offers two principal ways for you to qualify for discounts on initial sales charges on class A and class M shares, often referred to as “breakpoint discounts”:

  Right of accumulation. You can add the amount of your current purchases of class A or class M shares of a fund and other Putnam funds to the value of your existing accounts in the fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial representatives. For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of your current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of your existing accounts and any linked accounts, a fund will use the higher of (a) the current maximum public offering price of those shares or (b) if you purchased the shares after December 31, 2007, the initial value of the total purchases, or, if you held the shares on December 31, 2007, the market value at maximum public offering price on that date, in either case, less the market value on the applicable redemption date of any of those shares that you have redeemed.

  Statement of intention. A statement of intention is a document in which you agree to make purchases of class A or class M shares in a specified amount within a period of 13 months. For each purchase you make under the statement of intention, you will pay the initial sales charge applicable to the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the fund will redeem shares from your account in an amount equal to the difference between the higher initial sales charge you would have paid in the absence of the statement of intention and the initial sales charge you actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

  Individual accounts
  Joint accounts
  Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)
  Shares of Putnam funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)
  Accounts held as part of a Section 529 college savings plan managed by Putnam Management (some restrictions may apply)

48          Prospectus

In order to obtain a breakpoint discount, you should inform your financial representative at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. A fund or your financial representative may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial representative. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on Putnam Investments’ website at putnam.com/individual by selecting Mutual Funds, then Pricing and performance, and then About fund costs, and in the SAI.


  Additional reductions and waivers of sales charges. In addition to the breakpoint discount methods described above for class A and class M shares, the fund may sell the classes of shares specified below without a sales charge or CDSC under the circumstances described below. The sales charge and CDSC waiver categories described below do not apply to customers purchasing shares of the fund through any of the financial intermediaries specified in the Appendix to this prospectus (each, a “Specified Intermediary”).

Different financial intermediaries may impose different sales charges. Please refer to the Appendix for the sales charge or CDSC waivers that are applicable to each Specified Intermediary.

Class A and class M shares

The following categories of investors are eligible to purchase class A and class M shares without payment of a sales charge:

(i)   current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain current and former corporate affiliates, their family members, business and personal associates; employer-sponsored retirement plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;

(ii)  clients of administrators or other service providers of employer-sponsored retirement plans (for purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs) (not applicable to tax-exempt funds);

(iii)  registered representatives and other employees of broker-dealers having sales agreements with Putnam Retail Management; employees of financial institutions having sales agreements with Putnam Retail Management or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of fund shares; and their immediate family members (spouses and children under age 21, including step-children and adopted children);

(iv)  a trust department of any financial institution purchasing shares of the fund in its capacity as trustee of any trust (other than a tax-qualified retirement plan trust), through an arrangement approved by Putnam Retail

Prospectus          49

Management, if the value of the shares of the fund and other Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate;

(v)  clients of (i) broker-dealers, financial institutions, financial intermediaries or registered investment advisors that charge a fee for advisory or investment services or (ii) broker-dealers, financial institutions, or financial intermediaries that have entered into an agreement with Putnam Retail Management to offer shares through a fund “supermarket” or retail self directed brokerage account with or without the imposition of a transaction fee;

(vi)  college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code of 1986, as amended (the “Code”); and

(vii)  shareholders reinvesting the proceeds from a Putnam Corporate IRA Plan distribution into a nonretirement plan account.

Administrators and other service providers of employer-sponsored retirement plans are required to enter into contractual arrangements with Putnam Investor Services in order to offer and hold fund shares. Administrators and other service providers of employer-sponsored retirement plans seeking to place trades on behalf of their plan clients should consult Putnam Investor Services as to the applicable requirements.

Class B and class C shares

A CDSC is waived in the event of a redemption under the following circumstances:

(i)   a withdrawal from a Systematic Withdrawal Plan (“SWP”) of up to 12% of the net asset value of the account (calculated as set forth in the SAI);

(ii)  a redemption of shares that are no longer subject to the CDSC holding period therefor;

(iii)  a redemption of shares that were issued upon the reinvestment of distributions by the fund;

(iv)  a redemption of shares that were exchanged for shares of another Putnam fund, provided that the shares acquired in such exchange or subsequent exchanges (including shares of a Putnam money market fund or Putnam Short Duration Income Fund) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires; and

(v)  in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, for the purpose of paying benefits pursuant to tax-qualified retirement plans (“Benefit Payments”), or, in the case of living trust accounts, in the event of the death or post-purchase disability of the settlor of the trust.

Class T shares

The fund may sell class T shares without a sales charge under the following circumstances:

(i)   upon reinvestment of distributions by the fund; and

(ii)  upon exchange of shares of other classes of the fund.

50          Prospectus

The methods of reducing the sales charge through the right of accumulation and the statement of intention described above with respect to class A and M shares do not apply to class T shares.

Additional information about reductions and waivers of sales charges, including deferred sales charges, is included in the SAI. You may consult your financial representative or Putnam Retail Management for assistance.


How do I sell or exchange fund shares?

You can sell your shares back to the appropriate fund or exchange them for shares of another Putnam fund any day the NYSE is open, either through your financial representative or directly to the fund.

If you redeem your shares shortly after purchasing them, your redemption payment for the shares may be delayed until the fund collects the purchase price of the shares, which may be up to 10 calendar days after the purchase date.

Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors. If you exchange shares otherwise subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge, depending upon when and from which fund you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. Class B shares of most other Putnam funds have a higher deferred sales charge than Absolute Return 100 and 300 Funds. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase, unless you originally purchased the shares from another Putnam fund that does not directly charge a deferred sales charge, in which case the length of time you have owned your shares will be measured from the date you exchange those shares for shares of another Putnam fund that does charge a deferred sales charge, and will not be affected by any subsequent exchanges among funds.

  Selling or exchanging shares through your financial representative. Your representative must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV, less any applicable deferred sales charge. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.
  Selling or exchanging shares directly with the funds. Putnam Investor Services must receive your request in proper form before the close of regular trading on the NYSE in order to receive that day’s NAV, less any applicable deferred sales charge.
  By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If you have certificates for the shares you want to sell or exchange, you must return them unendorsed with your letter of instruction.

Prospectus          51

  By telephone. You may use Putnam’s telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available for amounts up to $500,000. Sale or exchange of shares by telephone is not permitted if there are certificates for your shares. The telephone redemption and exchange privileges may be modified or terminated without notice.
  Via the Internet. You may also exchange shares via the Internet at putnam.com/individual.
  Shares held through your employer’s retirement plan. For information on how to sell or exchange shares of a fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.
  Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam’s signature guarantee and documentation requirements, contact Putnam Investor Services.

Each fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange. Ask your financial representative or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

Deferred sales charges for class B, class C and certain class A shares Absolute Return 100 and 300 Funds

If you sell (redeem) class B shares within two years of purchase, you will generally pay a deferred sales charge according to the following schedule:

Year after purchase	1	2	3+
Charge	1%	0.50%	0%

Absolute Return 500 and 700 Funds

If you sell (redeem) class B shares within six years of purchase, you will generally pay a deferred sales charge according to the following schedule:

52          Prospectus

Year after purchase	1	2	3	4	5	6	7+
Charge	5%	4%	3%	3%	2%	1%	0%

A deferred sales charge of 1.00% will apply to class C shares if redeemed within one year of purchase. Class A shares that are part of a purchase of $500,000 or more (other than by an employer-sponsored retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within nine months of purchase.

Deferred sales charges will be based on the lower of the shares’ cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.


  Payment information. A fund generally sends you payment for your shares the business day after your request is received in good order, although if you hold your shares through certain financial intermediaries or financial intermediary programs, the fund generally sends payment for your shares within three business days after your request is received in good order. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. You will not receive interest on uncashed redemption checks. Redemption proceeds may be paid in securities or other property rather than in cash.


  Redemption by a fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), a fund may redeem your shares without your permission and send you the proceeds after providing you with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, each fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Policy on excessive short-term trading

  Risks of excessive short-term trading. Excessive short-term trading activity may reduce a fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing a fund’s expenses and diluting the fund’s NAV. Depending on the size and frequency of short-term trades in a fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase a fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase taxable distributions received from the fund.

Because each fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading

Prospectus          53

on the NYSE, the time as of which the fund determines its NAV. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because each fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds and securities of smaller companies, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for these securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in a fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because lower-rated debt and securities of smaller companies may be less liquid than higher-rated debt or securities of larger companies, respectively, each fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if a fund holds other types of less liquid securities.

  Fund policies. In order to protect the interests of long-term shareholders of each fund, Putnam Management and the funds’ Trustees have adopted policies and procedures intended to discourage excessive short-term trading. Each fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in those shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.
  Account monitoring. Putnam Management’s Compliance Department currently uses multiple reporting tools to detect short-term trading activity occurring in accounts for investors held directly with the Putnam funds as well as within accounts held through certain financial intermediaries. Putnam Management measures excessive short-term trading in each fund by the number of “round trip” transactions above a specified dollar amount within a specified period of time. A “round trip” transaction is defined as a purchase or exchange into a fund followed, or preceded, by a redemption or exchange out of the same fund. Generally, if an investor has been identified as having completed two “round trip” transactions with values above a specified amount within a rolling 90-day period, Putnam Management will issue the investor and/or his or her financial intermediary, if any, a written warning. Putnam Management’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time. Certain types of transactions are exempt from monitoring, such as those in connection with systematic investment or withdrawal plans and reinvestment of dividend and capital gain distributions.
  Account restrictions. In addition to these monitoring practices, Putnam Management and the fund reserve the right to reject or restrict purchases or exchanges for any reason. Continued excessive short-term trading activity by an

54          Prospectus

investor or intermediary following a warning may lead to the termination of the exchange privilege for that investor or intermediary. Putnam Management or a fund may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in the fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts in the fund or other Putnam funds under common ownership or control for purposes of determining whether the activity is excessive. If a fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require future trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the fund or other Putnam funds. A fund may take these steps in its discretion even if the investor’s activity does not fall within the fund’s current monitoring parameters.

  Limitations on the funds’ policies. There is no guarantee that a fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor’s trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the funds’ policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with a fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The funds are generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam Management monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam Management will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the beneficial owner and attempt to identify and remedy any excessive trading. However, a fund’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

Distribution plans and payments to dealers

Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates). In

Prospectus          55

order to pay for the marketing of fund shares and services provided to shareholders, each fund has adopted distribution and service (12b-1) plans, which increase the annual operating expenses you pay each year in certain share classes, as shown in the tables of annual fund operating expenses in the section Fund summaries — Fees and expenses. Putnam Retail Management and its affiliates also make additional payments to dealers that do not increase your fund expenses, as described below.


  Distribution and service (12b-1) plans. Each fund’s 12b-1 plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares, 1.00% on class B, class C, class M and class R shares and 0.25% on class T shares. The Trustees currently limit payments on class A, class B, class M and class R shares of Absolute Return 100 and 300 Funds to 0.25%, 0.45%, 0.30% and 0.50% of average net assets, respectively. The Trustees currently limit payments on class A, class M and class R shares of Absolute Return 500 and 700 Funds to 0.25%, 0.75% and 0.50% of average net assets, respectively. Because these fees are paid out of a fund’s assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C, class M and class R shares may cost you more over time than paying the initial sales charge for class A and class T shares. Because class C, class M and class R shares, unlike class B shares, do not convert to class A shares, class C, class M and class R shares may cost you more over time than class B shares. Class P, class R6 and class Y shares, for shareholders who are eligible to purchase them, will be less expensive than other classes of shares because they do not bear sales charges or 12b-1 fees.


  Payments to dealers. If you purchase your shares through a dealer, your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution and service (12b-1) fees, if any, shown in the tables under Fund summaries — Fees and expenses at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the funds or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or a fund as shown under Fund summaries — Fees and expenses.

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments are generally available to most dealers engaging in significant sales of Putnam fund shares. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel

56          Prospectus

about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer, as well as the size of the dealer’s relationship with Putnam Retail Management. Although the total amount of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average net assets of Putnam’s retail mutual funds attributable to the dealers.

Program servicing payments, which are paid in some instances to dealers in connection with investments in a fund through dealer platforms and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program or platform services provided by the dealer, including shareholder recordkeeping, reporting, or transaction processing, as well as services rendered in connection with dealer platform development and maintenance, fund/investment selection and monitoring, or other similar services.


You can find a list of all dealers to which Putnam made marketing support and/or program servicing payments in 2016 in the SAI, which is on file with the SEC and is also available on Putnam’s website at putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.


  Other payments. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and NASD (as adopted by FINRA) rules and by other applicable laws and regulations. The funds’ transfer agent may also make payments to certain financial intermediaries in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in a fund or other Putnam funds through their retirement plan. See the discussion in the SAI under Management — Investor Servicing Agent for more details.

Fund distributions and taxes

Each fund normally distributes any net investment income and any net realized capital gains annually. You may choose to reinvest distributions from net investment income, capital gains or both in additional shares of your fund or other Putnam funds, or you may receive them in cash in the form of a check or an electronic deposit to your bank account. If you do not select an option when you open your account, all distributions will be reinvested. If you choose to receive distributions in cash, but correspondence from a fund or Putnam Investor Services is returned as “undeliverable,” the distribution option on your account may be converted to reinvest future distributions in the fund. You will not receive interest on uncashed distribution checks.

Prospectus          57

For shares purchased through your employer’s retirement plan, the terms of the plan will govern how the plan may receive distributions from a fund.


For federal income tax purposes, distributions of net investment income are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long a fund owned (or is deemed to have owned) the investments that generated them, rather than by how long you have owned (or are deemed to have owned) your shares. Distributions that a fund properly reports to you as gains from investments that a fund owned for more than one year are generally taxable to you as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that a fund owned for one year or less and gains on the sale of or payment on bonds characterized as market discount are generally taxable to you as ordinary income. Distributions that a fund properly reports to you as “qualified dividend income” are taxable at the reduced rates applicable to your net capital gain provided that both you and the fund meet certain holding period and other requirements. Distributions are taxable in the manner described in this paragraph whether you receive them in cash or reinvest them in additional shares of the relevant fund or other Putnam funds.


Distributions by a fund to retirement plans that qualify for tax-advantaged treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a fund) from such a plan.

Unless you are investing through a tax-advantaged retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before a fund makes a distribution because doing so may cost you money in taxes. Distributions are taxable to you even if they are paid from income or gains earned by a fund before your investment (and thus were included in the price you paid). Contact your financial representative or Putnam to find out the distribution schedule for your fund.

A fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements.

A fund’s investments in foreign securities, if any, may be subject to foreign withholding or other taxes. In that case, a fund’s return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to these foreign taxes. In addition, a fund’s investments in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of a fund’s distributions.


A fund’s investments in derivative financial instruments, including investments by which the fund seeks exposure to assets other than securities, are subject to numerous special and complex tax rules. Moreover, a fund’s intention to qualify as a

58          Prospectus

“regulated investment company” and receive favorable treatment under the federal income tax rules may limit its ability to invest in such instruments. The applicable tax rules could affect whether gains and losses recognized by a fund are treated as ordinary or capital, accelerate the recognition of income or gains to the fund, defer or possibly prevent the recognition or use of certain losses by the fund and cause adjustments in the holding periods of the fund’s securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. The rules could, in turn, affect the amount, timing and character of the income distributed to shareholders by a fund and, therefore, may increase the amount of taxes payable by shareholders. In addition, because the application of these rules may be uncertain under current law, an adverse determination or future Internal Revenue Service guidance with respect to these rules (which determination or future guidance may be retroactive) may affect whether a fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a fund-level tax.


Any gain resulting from the sale or exchange of your shares generally also will be subject to tax.

The above is a general summary of the tax implications of investing in a fund. Please refer to the SAI for further details. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.


Information about the Summary Prospectus, Prospectus, and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus, and the SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.


Financial highlights


The financial highlights tables are intended to help you understand each fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. No class T shares were outstanding during these periods. This information has been derived from each fund’s financial statements, which have been audited by KPMG LLP for Absolute Return 100 and 300 Funds and by PricewaterhouseCoopers LLP for Absolute Return 500 and 700 Funds. Their reports and each fund’s financial statements are included in each fund’s annual report to shareholders, which is available upon request.

Prospectus          59

Financial highlights: Putnam Absolute Return 100 Fund
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss) a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
October 31, 2016	$10.07	.21	(.08)	.13	(.16)	(.16)	$10.04	1.29	$90,313.62		2.11	129 [d]
October 31, 2015	10.25	.13	(.18)	(.05)	(.13)	(.13)	10.07	(.49)	113,553.66		1.28	105 [d]
October 31, 2014	10.26	.13	.01	.14	(.15)	(.15)	10.25	1.37	136,276.64		1.32	98 [d]
October 31, 2013	10.16	.15	.03	.18	(.08)	(.08)	10.26	1.73	160,057	.64 [f]	1.49 [f]	81 [g]
October 31, 2012	10.15	.16	— [e]	.16	(.15)	(.15)	10.16	1.65	158,622	.65 [f]	1.55 [f]	238 [g]
Class B
October 31, 2016	$10.03	.19	(.09)	.10	(.13)	(.13)	$10.00	1.01	$1,633.82		1.92	129 [d]
October 31, 2015	10.20	.11	(.17)	(.06)	(.11)	(.11)	10.03	(.64)	1,617.86		1.09	105 [d]
October 31, 2014	10.21	.11	.01	.12	(.13)	(.13)	10.20	1.19	2,467.84		1.12	98 [d]
October 31, 2013	10.12	.13	.02	.15	(.06)	(.06)	10.21	1.45	3,080	.84 [f]	1.27 [f]	81 [g]
October 31, 2012	10.11	.13	.02	.15	(.14)	(.14)	10.12	1.48	2,655	.85 [f]	1.33 [f]	238 [g]
Class C
October 31, 2016	$9.98	.13	(.08)	.05	(.08)	(.08)	$9.95	.53	$19,601	1.37	1.37	129 [d]
October 31, 2015	10.15	.05	(.17)	(.12)	(.05)	(.05)	9.98	(1.20)	23,503	1.41	.53	105 [d]
October 31, 2014	10.15	.06	— [e]	.06	(.06)	(.06)	10.15	.58	26,468	1.39	.56	98 [d]
October 31, 2013	10.05	.08	.02	.10	—	—	10.15	1.00	30,621	1.39 [f]	.75 [f]	81 [g]
October 31, 2012	10.03	.08	.01	.09	(.07)	(.07)	10.05	.90	40,649	1.40 [f]	.80 [f]	238 [g]
Class M
October 31, 2016	$10.05	.21	(.09)	.12	(.15)	(.15)	$10.02	1.24	$1,803.67		2.08	129 [d]
October 31, 2015	10.23	.12	(.17)	(.05)	(.13)	(.13)	10.05	(.53)	1,942.71		1.24	105 [d]
October 31, 2014	10.24	.13	— [e]	.13	(.14)	(.14)	10.23	1.31	2,059.69		1.27	98 [d]
October 31, 2013	10.14	.15	.02	.17	(.07)	(.07)	10.24	1.70	2,609	.69 [f]	1.45 [f]	81 [g]
October 31, 2012	10.13	.15	.01	.16	(.15)	(.15)	10.14	1.61	2,973	.70 [f]	1.48 [f]	238 [g]
Class P
October 31, 2016†	$10.07	.04	(.03)	.01	—	—	$10.08	.10*	$34,724	.06*	.40*	129 [d]
Class R
October 31, 2016	$10.00	.19	(.10)	.09	—	—	$10.09	.90	$286.87		1.98	129 [d]
October 31, 2015	10.18	.11	(.18)	(.07)	(.11)	(.11)	10.00	(.67)	37.91		1.06	105 [d]
October 31, 2014	10.19	.11	— [e]	.11	(.12)	(.12)	10.18	1.12	214.89		1.06	98 [d]
October 31, 2013	10.10	.13	.02	.15	(.06)	(.06)	10.19	1.50	311	.89 [f]	1.26 [f]	81 [g]
October 31, 2012	10.09	.13	— [e]	.13	(.12)	(.12)	10.10	1.33	316	.90 [f]	1.27 [f]	238 [g]

See notes to financial highlights at the end of this section.

60 Prospectus	Prospectus 61

Financial highlights (Continued)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss) a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class R6
October 31, 2016	$10.13	.24	(.09)	.15	(.18)	(.18)	$10.10	1.55	$530.37		2.38	129 [d]
October 31, 2015	10.31	.16	(.18)	(.02)	(.16)	(.16)	10.13	(.22)	525.41		1.54	105 [d]
October 31, 2014	10.32	.16	.01	.17	(.18)	(.18)	10.31	1.63	583.39		1.56	98 [d]
October 31, 2013	10.21	.16 [h]	.04	.20	(.09)	(.09)	10.32	1.97	509	.39 [f]	1.57 [f,h]	81 [g]
October 31, 2012††	10.12	.05	.04	.09	—	—	10.21	.89*	10	.13 *f	.48 [f]	238 [g]
Class Y
October 31, 2016	$10.11	.24	(.09)	.15	(.18)	(.18)	$10.08	1.55	$64,053.37		2.39	129 [d]
October 31, 2015	10.29	.16	(.18)	(.02)	(.16)	(.16)	10.11	(.22)	100,119.41		1.54	105 [d]
October 31, 2014	10.30	.16	— [e]	.16	(.17)	(.17)	10.29	1.61	107,117.39		1.54	98 [d]
October 31, 2013	10.21	.18	.02	.20	(.11)	(.11)	10.30	1.94	78,562	.39 [f]	1.74 [f]	81 [g]
October 31, 2012	10.20	.18	.01	.19	(.18)	(.18)	10.21	1.90	71,603	.40 [f]	1.78 [f]	238 [g]


*  Not annualized.


†  For the period August 31, 2016 (commencement of operations) to October 31, 2016.

††  For the period July 3, 2012 (commencement of operations) to October 31, 2012.


a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset arrangements, if any. Also excludes acquired fund fees, if any.


d  Portfolio turnover includes TBA purchase and sale commitments.

e  Amount represents less than $0.01 per share.

f  Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets:

	10/31/13	10/31/12
Class A	0.10%	0.33%
Class B	0.10	0.33
Class C	0.10	0.33
Class M	0.10	0.33
Class R	0.10	0.33
Class R6	0.07	0.08
Class Y	0.10	0.33

g  Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been following:

Portfolio turnover %
October 31, 2013	126%
October 31, 2012	641

  h  The net investment income ratio and per share amount shown for the period ending October 31, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.


62 Prospectus	Prospectus 63


Financial highlights: Putnam Absolute Return 300 Fund
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss) a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
October 31, 2016	$10.18	.38	(.35)	.03	(.45)	(.45)	$9.76	.36	$226,657.70		3.92	428 [d]
October 31, 2015	10.71	.28	(.44)	(.16)	(.37)	(.37)	10.18	(1.53)	374,839.84		2.71	486 [d]
October 31, 2014	10.81	.31	.03	.34	(.44)	(.44)	10.71	3.19	470,872.81		2.91	203 [d]
October 31, 2013	10.58	.34	.05	.39	(.16)	(.16)	10.81	3.73	497,067	.78 e	3.13 [e]	246 [f]
October 31, 2012	10.38	.31	(.01)	.30	(.10)	(.10)	10.58	2.97	518,088	.82 e	2.94 e	238 [f]
Class B
October 31, 2016	$10.12	.36	(.34)	.02	(.43)	(.43)	$9.71	.22	$7,014.90		3.75	428 [d]
October 31, 2015	10.65	.26	(.44)	(.18)	(.35)	(.35)	10.12	(1.74)	9,669	1.04	2.52	486 [d]
October 31, 2014	10.75	.29	.02	.31	(.41)	(.41)	10.65	2.96	11,822	1.01	2.73	203 [d]
October 31, 2013	10.53	.31	.05	.36	(.14)	(.14)	10.75	3.46	12,854	.98 [e]	2.93 [e]	246 [f]
October 31, 2012	10.32	.28	.01	.29	(.08)	(.08)	10.53	2.86	13,859	1.02 [e]	2.71 [e]	238 [f]
Class C
October 31, 2016	$10.06	.30	(.34)	(.04)	(.37)	(.37)	$9.65	(.42)	$86,726	1.45	3.18	428 [d]
October 31, 2015	10.58	.20	(.43)	(.23)	(.29)	(.29)	10.06	(2.22)	134,131	1.59	1.96	486 [d]
October 31, 2014	10.68	.23	.02	.25	(.35)	(.35)	10.58	2.37	162,146	1.56	2.17	203 [d]
October 31, 2013	10.44	.25	.06	.31	(.07)	(.07)	10.68	2.94	169,740	1.53 [e]	2.39 e	246 [f]
October 31, 2012	10.24	.22	.01	.23	(.03)	(.03)	10.44	2.23	201,889	1.57 [e]	2.19 e	238 [f]
Class M
October 31, 2016	$10.15	.37	(.34)	.03	(.45)	(.45)	$9.73	.33	$7,011.75		3.89	428 [d]
October 31, 2015	10.68	.28	(.44)	(.16)	(.37)	(.37)	10.15	(1.56)	9,913.89		2.67	486 [d]
October 31, 2014	10.78	.31	.02	.33	(.43)	(.43)	10.68	3.13	11,043.86		2.85	203 [d]
October 31, 2013	10.55	.33	.05	.38	(.15)	(.15)	10.78	3.68	11,228	.83 [e]	3.08 e	246 [f]
October 31, 2012	10.35	.30	— g	.30	(.10)	(.10)	10.55	2.90	11,914	.87 [e]	2.89 e	238 [f]
Class P
October 31, 2016†	$9.69	.07	.03	.10	—	—	$9.79	1.03*	$56,131	.08*	.76*	428 [d]
Class R
October 31, 2016	$10.14	.36	(.35)	.01	(.38)	(.38)	$9.77	.13	$278.95		3.69	428 [d]
October 31, 2015	10.68	.26	(.45)	(.19)	(.35)	(.35)	10.14	(1.81)	379	1.09	2.52	486 [d]
October 31, 2014	10.77	.28	.03	.31	(.40)	(.40)	10.68	2.96	914	1.06	2.64	203 [d]
October 31, 2013	10.54	.31	.05	.36	(.13)	(.13)	10.77	3.47	824	1.03 [e]	2.86 e	246 [f]
October 31, 2012	10.34	.28	— g	.28	(.08)	(.08)	10.54	2.71	734	1.07 [e]	2.68 e	238 [f]

See notes to financial highlights at the end of this section.

64 Prospectus	Prospectus 65

Financial highlights (Continued)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss) a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class R6
October 31, 2016	$10.24	.41	(.35)	.06	(.48)	(.48)	$9.82	.65	$5,426.45		4.25	428 [d]
October 31, 2015	10.78	.31	(.45)	(.14)	(.40)	(.40)	10.24	(1.34)	1,446.59		2.98	486 [d]
October 31, 2014	10.88	.37	(.01)	.36	(.46)	(.46)	10.78	3.43	1,828.56		3.38	203 [d]
October 31, 2013	10.63	.32 [h]	.11	.43	(.18)	(.18)	10.88	4.06	2,573	.53 e	2.91 e, h	246 [f]
October 31, 2012#	10.42	.09	.12	.21	—	—	10.63	2.02*	10	.18 *e	.84 *e	238 f
Class Y
October 31, 2016	$10.22	.40	(.35)	.05	(.48)	(.48)	$9.79	.55	$143,069.45		4.18	428 [d]
October 31, 2015	10.75	.31	(.44)	(.13)	(.40)	(.40)	10.22	(1.24)	381,738.59		2.98	486 [d]
October 31, 2014	10.85	.33	.03	.36	(.46)	(.46)	10.75	3.42	438,177.56		3.06	203 [d]
October 31, 2013	10.63	.36	.05	.41	(.19)	(.19)	10.85	3.93	253,607	.53 e	3.37 e	246 [f]
October 31, 2012	10.43	.33	— g	.33	(.13)	(.13)	10.63	3.21	212,599	.57 e	3.20 e	238 f


*  Not annualized.


†  For the period August 31, 2016 (commencement of operations) to October 31, 2016.

#  For the period July 3, 2012 (commencement of operations) to October 31, 2012.


a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset and/or brokerage/service arrangements, if any. Also excludes acquired fund fees and expenses, if any.

d  Portfolio turnover includes TBA purchase and sale commitments.

e  Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets:


	10/31/13	10/31/12
Class A	0.06%	0.19%
Class B	0.06	0.19
Class C	0.06	0.19
Class M	0.06	0.19
Class R	0.06	0.19
Class R6	0.03	0.03
Class Y	0.06	0.19

f  Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
October 31, 2013	656%
October 31, 2012	722

g  Amount represents less than $0.01 per share.

h  The net investment income ratio and per share amount shown for the period ending October 31, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.


66 Prospectus	Prospectus 66


Financial highlights: Putnam Absolute Return 500 Fund
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss) a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	From return of capital	Total distributions	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [c,d]	Ratio of net investment income (loss) to average net assets (%) [d]	Portfolio turnover (%)
Class A
October 31, 2016	$11.55	.16	(.34)	(.18)	(.51)	(.11)	(.01)	(.63)	$10.74	(1.56)	$319,048	1.05	1.49	522 [e]
October 31, 2015	11.81	.13	.24	.37	(.11)	(.52)	—	(.63)	11.55	3.25	399,301	1.11	1.09	510 [e]
October 31, 2014	11.54	.15	.29	.44	(.17)	—	—	(.17)	11.81	3.88	345,053	1.10	1.32	309 [e]
October 31, 2013	11.33	.20	.08	.28	(.07)	—	—	(.07)	11.54	2.49	378,440	1.11	1.72	189 [f]
October 31, 2012	10.89	.18	.59	.77	(.33)	—	—	(.33)	11.33	7.25	376,219	1.14	1.67	150 [f]
Class B
October 31, 2016	$11.38	.08	(.34)	(.26)	(.42)	(.11)	(.01)	(.54)	$10.58	(2.35)	$28,849	1.80	.74	522 [e]
October 31, 2015	11.64	.04	.24	.28	(.02)	(.52)	—	(.54)	11.38	2.49	33,624	1.86	.33	510 [e]
October 31, 2014	11.38	.07	.28	.35	(.09)	—	—	(.09)	11.64	3.08	35,171	1.85	.57	309 [e]
October 31, 2013	11.18	.11	.09	.20	—	—	—	—	11.38	1.79	37,351	1.86	.97	189 [f]
October 31, 2012	10.75	.10	.58	.68	(.25)	—	—	(.25)	11.18	6.47	37,009	1.89	.91	150 [f]
Class C
October 31, 2016	$11.36	.08	(.34)	(.26)	(.43)	(.11)	(.01)	(.55)	$10.55	(2.30)	$184,959	1.80	.74	522 [e]
October 31, 2015	11.62	.04	.25	.29	(.03)	(.52)	—	(.55)	11.36	2.53	211,594	1.86	.33	510 [e]
October 31, 2014	11.36	.07	.28	.35	(.09)	—	—	(.09)	11.62	3.08	183,688	1.85	.57	309 [e]
October 31, 2013	11.17	.11	.08	.19	—	—	—	—	11.36	1.70	185,562	1.86	.97	189 [f]
October 31, 2012	10.74	.10	.58	.68	(.25)	—	—	(.25)	11.17	6.52	185,116	1.89	.91	150 [f]
Class M
October 31, 2016	$11.44	.10	(.35)	(.25)	(.46)	(.11)	(.01)	(.58)	$10.61	(2.17)	$9,799	1.55	.98	522 [e]
October 31, 2015	11.70	.07	.24	.31	(.05)	(.52)	—	(.57)	11.44	2.78	9,246	1.61	.58	510 [e]
October 31, 2014	11.43	.09	.29	.38	(.11)	—	—	(.11)	11.70	3.37	7,096	1.60	.81	309 [e]
October 31, 2013	11.23	.14	.08	.22	(.02)	—	—	(.02)	11.43	1.95	7,029	1.61	1.22	189 [f]
October 31, 2012	10.80	.13	.58	.71	(.28)	—	—	(.28)	11.23	6.72	7,554	1.64	1.16	150 [f]
Class P
October 31, 2016#	$10.76	.03	— [h]	.03	—	—	—	—	$10.79	.28*	$88,829	.11*	.28*	522 [e]
Class R
October 31, 2016	$11.42	.13	(.34)	(.21)	(.13)	(.11)	— [h]	(.24)	$10.97	(1.80)	$1,042	1.30	1.18	522 [e]
October 31, 2015	11.68	.09	.26	.35	(.09)	(.52)	—	(.61)	11.42	3.07	591	1.36	.82	510 [e]
October 31, 2014	11.47	.12	.28	.40	(.19)	—	—	(.19)	11.68	3.52	6,271	1.35	1.06	309 [e]
October 31, 2013	11.26	.16	.10	.26	(.05)	—	—	(.05)	11.47	2.30	4,058	1.36	1.44	189 [f]
October 31, 2012	10.83	.15	.58	.73	(.30)	—	—	(.30)	11.26	6.96	1,812	1.39	1.40	150 [f]

See notes to financial highlights at the end of this section.

68 Prospectus	Prospectus 69

Financial highlights (Continued)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss) a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	From return of capital	Total distributions	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [c,d]	Ratio of net investment income (loss) to average net assets (%) [d]	Portfolio turnover (%)
Class R6
October 31, 2016	$11.63	.20	(.36)	(.16)	(.54)	(.11)	(.01)	(.66)	$10.81	(1.31)	$5,348.72		1.83	522 [e]
October 31, 2015	11.89	.16	.25	.41	(.15)	(.52)	—	(.67)	11.63	3.59	6,766.80		1.41	510 [e]
October 31, 2014	11.62	.19	.29	.48	(.21)	—	—	(.21)	11.89	4.23	4,288.79		1.63	309 [e]
October 31, 2013	11.38	.21 [g]	.12	.33	(.09)	—	—	(.09)	11.62	2.88	4,411.80		1.80 [g]	189 [f]
October 31, 2012†	11.16	.07	.15	.22	—	—	—	—	11.38	1.97*	10	.28*	.62*	150 [f]
Class Y
October 31, 2016	$11.60	.19	(.35)	(.16)	(.54)	(.11)	(.01)	(.66)	$10.78	(1.38)	$415,969.80		1.74	522 [e]
October 31, 2015	11.86	.16	.24	.40	(.14)	(.52)	—	(.66)	11.60	3.54	469,028.86		1.34	510 [e]
October 31, 2014	11.60	.18	.29	.47	(.21)	—	—	(.21)	11.86	4.07	296,153.85		1.55	309 [e]
October 31, 2013	11.38	.23	.09	.32	(.10)	—	—	(.10)	11.60	2.83	217,880.86		1.98	189 [f]
October 31, 2012	10.94	.21	.58	.79	(.35)	—	—	(.35)	11.38	7.48	220,855.89		1.91	150 [f]


*  Not annualized.

†  For the period July 3, 2012 (commencement of operations) to October 31, 2012.


#  For the period August 31, 2016 (commencement of operations) to October 31, 2016.


a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset and/or brokerage service arrangements, if any. Also excludes acquired fund fees and expenses, if any.

d  Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets:


	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Class A	0.03%	0.02%	0.02%	0.02%	0.09%
Class B	0.03	0.02	0.02	0.02	0.09
Class C	0.03	0.02	0.02	0.02	0.09
Class M	0.03	0.02	0.02	0.02	0.09
Class P	0.01	—	—	—	—
Class R	0.03	0.02	0.02	0.02	0.09
Class R6	0.03	—	—	—	—
Class Y	0.03	0.02	0.02	0.02	0.09

e  Portfolio turnover includes TBA purchase and sale commitments.

f  Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
October 31, 2013	415%
October 31, 2012	454

g  The net investment income ratio and per share amount shown for the period ending April 30, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

h  Amount represents less than $0.01 per share.


70 Prospectus	Prospectus 71


Financial highlights: Putnam Absolute Return 700 Fund
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss) a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	From return of capital	Total distributions	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
October 31, 2016	$12.45	.25	(.50)	(.25)	(.78)	(.12)	(.02)	(.92)	$11.28	(1.81)	$316,497	1.19 [d]	2.21 [d]	578 [f]
October 31, 2015	12.71	.20	.30	.50	(.19)	(.57)	—	(.76)	12.45	4.04	424,484	1.26	1.60	563 [f]
October 31, 2014	12.17	.20	.48	.68	(.14)	—	—	(.14)	12.71	5.65	328,250	1.24	1.63	313 [f]
October 31, 2013	11.78	.24	.16	.40	(.01)	—	—	(.01)	12.17	3.42	346,385	1.25	2.04	199 [g]
October 31, 2012	11.35	.21	.66	.87	(.44)	—	—	(.44)	11.78	7.97	331,370	1.33 [e]	1.82 [e]	164 [g]
Class B
October 31, 2016	$12.16	.16	(.47)	(.31)	(.70)	(.12)	(.02)	(.84)	$11.01	(2.50)	$28,632	1.94 [d]	1.45 [d]	578 [f]
October 31, 2015	12.44	.10	.29	.39	(.10)	(.57)	—	(.67)	12.16	3.18	30,905	2.01	.85	563 [f]
October 31, 2014	11.91	.11	.47	.58	(.05)	—	—	(.05)	12.44	4.92	28,072	1.99	.88	313 [f]
October 31, 2013	11.60	.15	.16	.31	—	—	—	—	11.91	2.67	28,175	2.00	1.29	199 [g]
October 31, 2012	11.19	.12	.65	.77	(.36)	—	—	(.36)	11.60	7.13	26,015	2.08 [e]	1.06 [e]	164 [g]
Class C
October 31, 2016	$12.16	.16	(.48)	(.32)	(.71)	(.12)	(.02)	(.85)	$10.99	(2.54)	$186,452	1.94 [d]	1.46 [d]	578 [f]
October 31, 2015	12.44	.10	.29	.39	(.10)	(.57)	—	(.67)	12.16	3.24	210,619	2.01	.85	563 [f]
October 31, 2014	11.91	.11	.47	.58	(.05)	—	—	(.05)	12.44	4.91	160,682	1.99	.88	313 [f]
October 31, 2013	11.60	.15	.16	.31	—	—	—	—	11.91	2.67	148,531	2.00	1.29	199 [g]
October 31, 2012	11.19	.12	.65	.77	(.36)	—	—	(.36)	11.60	7.16	138,619	2.08 [e]	1.06 [e]	164 [g]
Class M
October 31, 2016	$12.25	.19	(.49)	(.30)	(.73)	(.12)	(.02)	(.87)	$11.08	(2.30)	$6,815	1.69 [d]	1.70 [d]	578 [f]
October 31, 2015	12.52	.14	.29	.43	(.13)	(.57)	—	(.70)	12.25	3.55	7,146	1.76	1.10	563 [f]
October 31, 2014	11.99	.14	.47	.61	(.08)	—	—	(.08)	12.52	5.12	5,286	1.74	1.12	313 [f]
October 31, 2013	11.65	.18	.16	.34	—	—	—	—	11.99	2.92	4,535	1.75	1.53	199 [g]
October 31, 2012	11.23	.15	.65	.80	(.38)	—	—	(.38)	11.65	7.40	4,105	1.83 [e]	1.31 [e]	164 [g]
Class P
October 31, 2016#	$11.25	.04	.02	.06	—	—	—	—	11.31	.53*	$71,489	.14*	.39*	578 [f]
Class R
October 31, 2016	$12.31	.22	(.49)	(.27)	(.75)	(.12)	(.02)	(.89)	$11.15	(2.05)	$1,861	1.44 [d]	1.96 [d]	578 [f]
October 31, 2015	12.57	.17	.30	.47	(.16)	(.57)	—	(.73)	12.31	3.84	1,564	1.51	1.34	563 [f]
October 31, 2014	12.04	.17	.48	.65	(.12)	—	—	(.12)	12.57	5.40	1,848	1.49	1.39	313 [f]
October 31, 2013	11.68	.21	.15	.36	— [h]	—	—	— [h]	12.04	3.11	2,005	1.50	1.77	199 [g]
October 31, 2012	11.25	.17	.67	.84	(.41)	—	—	(.41)	11.68	7.77	1,235	1.58 [e]	1.52 [e]	164 [g]

See notes to financial highlights at the end of this section.

72 Prospectus	Prospectus 73

Financial highlights (Continued)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss) a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	From return of capital	Total distributions	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class R6
October 31, 2016	$12.51	.29	(.49)	(.20)	(.82)	(.12)	(.02)	(.96)	$11.35	(1.40)	$7,817	.85 [d]	2.54 [d]	578 [f]
October 31, 2015	12.77	.24	.30	.54	(.23)	(.57)	—	(.80)	12.51	4.39	8,237.93		1.93	563 [f]
October 31, 2014	12.23	.24	.48	.72	(.18)	—	—	(.18)	12.77	5.97	6,678.91		1.96	313 [f]
October 31, 2013	11.81	.25	.20	.45	(.03)	—	—	(.03)	12.23	3.79	6,500.92		2.09	199 [g]
October 31, 2012†	11.56	.07	.18	.25	—	—	—	—	11.81	2.16*	10	.31*e	.58*e	164 [g]
Class Y
October 31, 2016	$12.47	.28	(.49)	(.21)	(.81)	(.12)	(.02)	(.95)	$11.31	(1.48)	$602,704	.94 [d]	2.47 [d]	578 [f]
October 31, 2015	12.74	.23	.29	.52	(.22)	(.57)	—	(.79)	12.47	4.25	755,830	1.01	1.85	563 [f]
October 31, 2014	12.20	.23	.49	.72	(.18)	—	—	(.18)	12.74	5.93	565,281.99		1.88	313 [f]
October 31, 2013	11.81	.27	.16	.43	(.04)	—	—	(.04)	12.20	3.67	464,035	1.00	2.27	199 [g]
October 31, 2012	11.37	.23	.67	.90	(.46)	—	—	(.46)	11.81	8.31	283,356	1.08 [e]	2.04 [e]	164 [g]


*  Not annualized.


#  For the period August 31, 2016 (commencement of operations) to October 31, 2016.


†  For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset and/or brokerage service arrangements, if any. Also excludes acquired fund fees and expenses, if any.


d  Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets:

10/31/16
Class A	<0.01%
Class B	<0.01
Class C	<0.01
Class M	<0.01
Class P	—
Class R	<0.01
Class R6	<0.01
Class Y	<0.01

e  Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets:

10/31/12
Class A	0.05%
Class B	0.05
Class C	0.05
Class M	0.05
Class R	0.05
Class R6	—
Class Y	0.05

f  Portfolio turnover includes TBA purchase and sale commitments.

g  Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
October 31, 2013	463%
October 31, 2012	487

h  Amount represents less than $0.01 per share.

74 Prospectus	Prospectus 75


Appendix

Financial intermediary specific sales charge waiver information

As described in the prospectus, class A, M and T shares may be subject to an initial sales charge and class B and C shares may be subject to a CDSC. Certain financial intermediaries may impose different initial sales charges or waive the initial sales charge or CDSC in certain circumstances. This Appendix details the variations in sales charge waivers by financial intermediary. You should consult your financial representative for assistance in determining whether you may qualify for a particular sales charge waiver.

MERRILL LYNCH

Effective April 10, 2017, if you purchase fund shares through a Merrill Lynch platform or account held at Merrill Lynch, you will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the fund’s prospectus or SAI. It is your responsibility to notify your financial representative at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts.

Front-end Sales Charge Waivers on Class A Shares available through Merrill Lynch

  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
  Shares purchased by college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code of 1986, as amended
  Shares purchased through a Merrill Lynch-affiliated investment advisory program
  Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
  Shares of funds purchased through the Merrill Edge Self-Directed platform
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the fund (but not any other Putnam fund)
  Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date
  Employees and registered representatives of Merrill Lynch or its affiliates and their family members
  Trustees of the fund, and employees of Putnam Management or any of its affiliates, as described in the fund’s prospectus
  Shares purchased from the proceeds of redemptions from a Putnam fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

76          Prospectus

CDSC Waivers on A, B and C Shares available through Merrill Lynch

  Death or disability of the shareholder
  Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus
  Return of excess contributions from an IRA Account
  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
  Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
  Shares acquired through a right of reinstatement
  Shares held in retirement brokerage accounts that are exchanged for a share class with lower operating expenses due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end Sales Charge Discounts available through Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the fund’s prospectus and SAI

  Rights of Accumulation (ROA), which entitle you to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within your household at Merrill Lynch. Eligible Putnam fund assets not held at Merrill Lynch may be included in the ROA calculation only if you notify your financial representative about such assets
  Letters of Intent (LOI), which allow for breakpoint discounts based on anticipated purchases of Putnam funds, through Merrill Lynch, over a 13-month period

MORGAN STANLEY WEALTH MANAGEMENT

Class T shares

Class T shares are available for purchase by Morgan Stanley Wealth Management (Morgan Stanley) clients with the front-end sales charge waived as follows:

  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans; however these plans are eligible to purchase Class T shares through a transactional brokerage account.
  Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
  Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
  Mutual fund shares exchanged from an existing position in the same fund as part of a share class exchange instituted by Morgan Stanley.

Prospectus          77

Make the most of your Putnam privileges

As a Putnam mutual fund shareholder, you have access to a number of services that can help you build a more effective and flexible financial program. Here are some of the ways you can use these privileges to make the most of your Putnam mutual fund investment.


Systematic investment plan

Invest as much as you wish. The amount you choose will be automatically transferred weekly, semi-monthly or monthly from your checking or savings account.

Systematic withdrawal

Make regular withdrawals monthly, quarterly, semiannually, or annually from your Putnam mutual fund account.

Systematic exchange

Transfer assets automatically from one Putnam account to another on a regular, prearranged basis.

Exchange privilege

Exchange money between Putnam funds. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and systematic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

78          Prospectus


Dividends plus

Diversify your portfolio by investing dividends and other distributions from one Putnam fund automatically into another at net asset value.

Statement of intention

You may reduce a front-end sales charge by agreeing to invest a minimum dollar amount over 13 months. Depending on your fund, the minimum is $50,000 or $100,000. Whenever you make an investment under this arrangement, you or your financial representative should notify Putnam Investor Services that a Statement of Intention is in effect.


Many of these services can be accessed online at putnam.com.

For more information about any of these services and privileges, call your financial representative or a Putnam customer service representative toll free at 1-800-225-1581.

Prospectus          79

For more information about Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund


The funds’ SAI and annual and semiannual reports to shareholders include additional information about the funds. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. Each fund’s annual report discusses the market conditions and investment strategies that significantly affected each fund’s performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial representative, by visiting Putnam’s website at putnam.com/individual, or by calling Putnam toll-free at 1-800-225-1581.


You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about each fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520. You may need to refer to the fund’s file number.

Putnam Investments
One Post Office Square
Boston, MA 02109
1-800-225-1581

Address correspondence to:

Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383


putnam.com	SP104 304975 2/17



FUND	CLASS	CLASS	CLASS	CLASS	CLASS	CLASS	CLASS	CLASS	CLASS
SYMBOLS	A	B	C	M	P	R	R6	T	Y

Putnam
Absolute	PARTX	PARPX	PARQX	PARZX	--	PRARX	PRREX	--	PARYX
Return 100
Fund

Putnam
Absolute	PTRNX	PTRBX	PTRGX	PZARX	--	PTRKX	PTREX	--	PYTRX
Return 300
Fund

Putnam
Absolute	PJMDX	PJMBX	PJMCX	PJMMX	--	PJMRX	PJMEX	--	PJMYX
Return 500
Fund

Putnam
Absolute	PDMAX	PDMBX	PDMCX	PDMMX	--	PDMRX	PDMEX	--	PDMYX
Return 700
Fund

PUTNAM ABSOLUTE RETURN 100 FUND
PUTNAM ABSOLUTE RETURN 300 FUND
PUTNAM ABSOLUTE RETURN 500 FUND
PUTNAM ABSOLUTE RETURN 700 FUND

Each a Series of Putnam Funds Trust

FORM N-1A

PART B

STATEMENT OF ADDITIONAL INFORMATION (SAI)

I-1

2/28/17

This SAI is not a prospectus. If a fund has more than one form of current prospectus, each reference to the prospectus in this SAI includes all of the fund’s prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. For a free copy of the funds' annual reports or a prospectus dated 2/28/17 as revised from time to time, call Putnam Investor Services at 1-800-225-1581, visit Putnam's website at putnam.com or write Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383.

Part I of this SAI contains specific information about the funds. Part II includes information about these funds and the other Putnam funds.

I-2


Table of Contents

PART I

FUND ORGANIZATION AND CLASSIFICATION	I-3
INVESTMENT RESTRICTIONS	I-4
CHARGES AND EXPENSES	I-6

PORTFOLIO MANAGERS	I-35
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND	I-39
FINANCIAL STATEMENTS

PART II

HOW TO BUY SHARES	II-1
DISTRIBUTION PLANS	II-10

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND	II-18
RISKS

TAXES	II-55
MANAGEMENT	II-70

DETERMINATION OF NET ASSET VALUE	II-90
INVESTOR SERVICES	II-92
SIGNATURE GUARANTEES	II-96

I-3

REDEMPTIONS	II-96

POLICY ON EXCESSIVE SHORT-TERM TRADING	II-97
SHAREHOLDER LIABILITY	II-97
DISCLOSURE OF PORTFOLIO INFORMATION	II-97
INFORMATION SECURITY RISKS	II-99
PROXY VOTING GUIDELINES AND PROCEDURES	II-100
SECURITIES RATINGS	II-100
APPENDIX A - PROXY VOTING GUIDELINES OF THE PUTNAM FUNDS II-107
APPENDIX B - FINANCIAL STATEMENTS	II-134

I-4


SAI

PART I

FUND ORGANIZATION AND CLASSIFICATION


Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund are each a diversified series of Putnam Funds Trust, a Massachusetts business trust organized on January 22, 1996 (the “Trust”). A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.


The Trust is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. Each fund offers classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally.

Shares of all series and classes will vote together as a single class on all matters except (i) when required by the Investment Company Act of 1940 or when the Trustees have determined that a matter affects one or more series or classes materially differently, shares are voted by individual series or class; and (ii) when the Trustees determine that such a matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if a fund were liquidated, would receive the net assets of that fund.

Each fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although each fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares

I-5

entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.


Information about the Summary Prospectus, Prospectus, and SAI

The Trust has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust's Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

INVESTMENT RESTRICTIONS


As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities of a fund created under the Trust, each fund may not and will not:

(1) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(2) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(3) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(4) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt

I-6

obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(5) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(6) Purchase or sell commodities, except as permitted by applicable law.

(7) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(8) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry.

(9) Issue any class of securities which is senior to the fund’s shares of beneficial interest, except for permitted borrowings.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.


For purposes of each fund’s fundamental policy on industry concentration (#8 above), Putnam Investment Management, LLC ("Putnam Management"), the funds' investment manager, determines the appropriate industry categories and assigns issuers to them, informed by a variety of considerations, including relevant third party categorization systems. Industry categories and issuer assignments may change over time as industry sectors and issuers evolve.

I-7

Portfolio allocations shown in shareholder reports and other communications may use broader investment sectors or narrower sub-industry categories.


The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

(1) The funds will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of a fund (or the person designated by the Trustees of a fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c).

(2) The funds will not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the Investment Company Act of 1940, as amended.

All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. If, as a result of a change in values or net assets or other circumstances, greater than 15% of each fund’s net assets are invested in securities described in (a), (b) and (c) in non-fundamental policy (1) above, the fund will take such steps as are deemed advisable to protect the fund’s liquidity.

The Trust has filed an election under Rule 18f-1 under the Investment Company Act of 1940 committing each fund that is a series of the Trust to pay all redemptions of fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of such fund's net assets measured as of the beginning of such 90-day period.



I-8

CHARGES AND EXPENSES

Shareholders of your fund approved a new management contract with Putnam Management effective February 27, 2014 (the "Management Contract"). The substantive terms of the Management Contract, including terms relating to fees, are identical to the terms of your fund’s prior management contract dated March 1, 2013, in the case of Absolute Return 100 and 300 Funds or February 1, 2010, in the case of Absolute Return 500 and 700 Funds. Shareholders were asked to approve the Management Contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management.

Between October 8, 2013 and the date of the Management Contract, Putnam Management managed each fund's investment portfolio and other affairs and business under an interim management contract, which was substantively identical to the fund's prior management contract dated March 1, 2013, in the case of Absolute Return 100 and 300 Funds or February 1, 2010, in the case of Absolute Return 500 and 700 Funds. Putnam Management has entered into sub-management and sub-advisory contracts for your fund effective as of the time the Management Contract became effective. Please see “Management—The Sub-Manager” in Part II of this SAI for information about the sub-management contract and "Management—The Sub-Adviser" in Part II of this SAI for information about the sub-advisory contract.

Management fees


Under the Management Contract, each of Absolute Return 100 Fund and Absolute Return 300 Fund pays a monthly base fee to Putnam Management. The base fee is equal to 0.40% and 0.60%, respectively, of the monthly average of the fund's net asset value ("Average Net Assets"), determined at the close of each business day during the month. In return for this fee, Putnam Management provides Absolute Return 100 Fund and Absolute Return 300 Fund investment management and investor servicing and bears each fund's organizational and operating expenses, excluding performance fee adjustments, distribution and service (12b-1) fees, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses. Under the Management Contract, each of Absolute Return 500 Fund and Absolute Return 700 Fund pays a monthly base fee to Putnam Management. The base fee is calculated by applying a rate to each fund's average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding net assets of

I-9

funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid "double counting" of those assets) (“Total Open-End Mutual Fund Average Net Assets”), as determined at the close of each business day during the month, as set forth below.


In addition, for all of the Absolute Return Funds, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The performance adjustment rate is equal to 0.04 multiplied by the difference during the performance period between the fund’s annualized performance (measured by the performance of the fund’s class A shares) and the sum of the hurdle described below and the annualized performance of the benchmark indices described below. The maximum annualized performance adjustment rates are also set forth below.


The monthly base fee is determined based on a fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.


The application of an expense limitation, if any, will have a positive effect on a fund’s performance and may result in an increase in the performance adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Putnam Management may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Putnam Management.


Base Fee


I-10

Putnam Absolute Return 100 Fund


0.400% of Average Net Assets


Benchmark	Hurdle	Maximum
		performance
		adjustment rate

BofA Merrill Lynch U.S. Treasury Bill	1.00%	0.04%
Index (G0BA)
	(100 basis points)

Putnam Absolute Return 300 Fund

0.600% of Average Net Assets

Benchmark	Hurdle	Maximum
		performance
		adjustment rate

BofA Merrill Lynch U.S. Treasury Bill	3.00%	0.12%
Index (G0BA)
	(300 basis points)

Putnam Absolute Return 500 Fund

0.880% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.830% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.780% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.730% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.680% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.660% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.650% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets; and

I-11

0.645% of any excess thereafter.

Benchmark	Hurdle	Maximum
		performance
		adjustment rate

BofA Merrill Lynch U.S. Treasury Bill	5.00%	0.20%
Index (G0BA)
	(500 basis points)

Putnam Absolute Return 700 Fund

1.030% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.980% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.930% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.880% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.830% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.810% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.800% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets; and
0.795% of any excess thereafter.



Benchmark	Hurdle	Maximum
		performance
		adjustment rate

BofA Merrill Lynch U.S. Treasury Bill	7.00%	0.28%
Index (G0BA)
	(700 basis points)


For Absolute Return 100 Fund and Absolute Return 300 Fund, under a prior management contract of the funds dated February 1, 2010, each fund paid a monthly base fee to Putnam Management calculated by applying a rate to each fund’s average net assets for the month. The rate was based on the Total Open-End Mutual Fund Average Net Assets, as determined at the close of each business day during the month, as set forth below. In addition, each fund was subject to (and remains subject to) the performance adjustments described

I-12

above, which were not amended by the Management Contract or any intervening prior management contract.


Putnam Absolute Return 100 Fund


0.630% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.580% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.530% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.480% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.430% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.410% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.400% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
0.395% of any excess thereafter.


Putnam Absolute Return 300 Fund

0.730% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.680% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.630% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;

I-13

0.580% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.530% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.510% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.500% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
0.495% of any excess thereafter.

For the past three fiscal years, pursuant to the applicable management contract, each fund incurred the following fees:

				Amount
				management
				fee would
			Amount of	have been
	Fiscal	Management	management	without
Fund name	year	fee paid	fee waived	waivers
Absolute Return
100 Fund	2016	$851,801	$0	$851,801
	2015	$1,035,691	$0	$1,035,691
	2014	$1,029,882	$0	$1,029,882
Absolute Return
300 Fund	2016	$3,068,110	$0	$3,068,110
	2015	$5,959,895	$0	$5,959,895
	2014	$5,798,330	$0	$5,798,330

I-14

Absolute Return
500 Fund	2016	$6,723,971	$381,078	$7,105,049
	2015	$6,353,466	$191,104	$6,544,570
	2014	$5,522,657	$169,308	$5,691,965
Absolute Return
700 Fund	2016	$9,585,336	$13,737	$9,599,073
	2015	$10,162,548	$0	$10,162,548
	2014	$8,288,699	$0	$8,288,699

For Putnam Absolute Return 700 Fund, the amount of management fee waived resulted from a voluntary one-time waiver by Putnam Management.

For Putnam Absolute Return 500 Fund, the amount of management fee waived for the most recent fiscal year resulted from arrangements set forth in "Fund-specific expense limitation" below.

Fund-specific expense limitation. Effective November 1, 2015, Putnam Management has contractually agreed to waive fees and/or reimburse expenses of Absolute Return 500 Fund and Absolute Return 700 Fund through at least February 28, 2018 to the extent that the total annual operating expenses of each fund (before any applicable performance-based upward or downward adjustment to the fund’s base management fee and excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investor servicing fees, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.77% and 0.97%, respectively, of

I-15

each fund’s average net assets. This obligation may be modified or discontinued only with the approval of the Board of Trustees. Please see “Management – The Management Contract – General expense limitation” in Part II of this SAI for a description of another expense limitation that may apply to a fund.

For periods prior to November 1, 2015, Putnam Management contractually agreed to waive fees and/or reimburse expenses of Absolute Return 500 Fund and Absolute Return 700 Fund to the extent that the total annual operating expenses of each fund (before any applicable performance-based upward or downward adjustment to the fund’s base management fee and excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.90% and 1.10%, respectively, of each fund’s average net assets.


Brokerage commissions

The following table shows brokerage commissions paid during the fiscal years indicated:

	Fiscal	Brokerage
Fund name	year	commissions

I-16

Absolute Return 100 Fund	2016	$894
	2015	$3,093
	2014	$2,331
Absolute Return 300 Fund	2016	$15,757
	2015	$43,906
	2014	$36,558
Absolute Return 500 Fund	2016	$541,410
	2015	$692,750
	2014	$270,625
Absolute Return 700 Fund	2016	$953,263
	2015	$1,232,502
	2014	$426,425

The brokerage commissions for Absolute Return 500 Fund’s and Absolute Return 700 Fund’s 2015 fiscal years were higher than the brokerage commissions for the funds’ 2014 fiscal years due in part to an increase in each fund’s portfolio turnover and were higher than the brokerage commissions for the funds’ 2016 fiscal years due in part to decreased assets in the funds in 2016.

The following table shows transactions placed with brokers and dealers during the most recent fiscal year through which Putnam Management and its affiliates receive brokerage or research services:


	Dollar value	Percentage
	of these	of total	Amount of
Fund name	transactions	transactions	commissions

I-17

Absolute Return
500 Fund	$855,412,474	16.86%	$423,665

	Dollar value
	of these	Percentage of	Amount of
Fund name	transactions	total transactions	commissions
Absolute Return 700 Fund	$1,471,220,321	14.87%	$722,298

At the end of fiscal 2016, each fund held the following securities of its regular broker-dealers (or affiliates of such broker-dealers):

Fund Name	Broker-dealer or affiliates	Value of securities held
Absolute Return 100	Royal Bank of Canada	$440,466
Fund
	Goldman Sachs Group, Inc. (The)	$1,728,981
	Morgan Stanley	$1,221,229
	Bank of America Corp.	$1,164,115
	JPMorgan Chase & Co.	$571,643
Absolute Return 300	Goldman Sachs Group, Inc. (The)	$1,223,171
Fund
	JPMorgan Chase & Co.	$2,070,601
	Bank of America Corp.	$3,370,693
	Royal Bank of Canada	$1,721,362

I-18


Administrative expense reimbursement


The funds reimbursed Putnam Management for administrative services during fiscal 2016, including compensation of certain Trust officers and contributions to the Putnam Retirement Plan for their benefit, as follows:


		Portion of total
Fund name	Total	reimbursement for
	reimbursement	compensation and
		contributions
Absolute Return 100 Fund	$0	$0
Absolute Return 300 Fund	$0	$0
Absolute Return 500 Fund	$32,363	$21,742
Absolute Return 700 Fund	$37,802	$25,396


Absolute Return 100 Fund and Absolute Return 300 Fund compensate Putnam Management for administrative services through their management fee, as described above.

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for each fund and makes investment decisions on their behalf. Subject to the control of the Trustees, Putnam Management also manages each fund's other affairs and business.


I-19

The table below shows the value of each Trustee's holdings in each fund and in all of the Putnam Funds as of December 31, 2016.


	Dollar range of	Dollar range of	Dollar range of	Dollar range of	Aggregate dollar
	Putnam	Putnam	Putnam	Putnam	range of shares
Name of Trustee	Absolute Return	Absolute Return	Absolute Return	Absolute Return	held in all of the
	100 Fund shares	300 Fund shares	500 Fund shares	700 Fund shares	Putnam funds
	owned	owned	owned	owned	overseen by
Trustee

Liaquat
Ahamed	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000

Ravi Akhoury	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000

Barbara M.		$50,001-	$10,001-
Baumann	$1-$10,000	$100,000	$50,000	$1-$10,000	over $100,000

Jameson A.	$10,001-			$10,001-
Baxter	$50,000	over $100,000	over $100,000	$50,000	over $100,000

Robert J. Darretta	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000	over $100,000

Katinka				$50,001-
Domotorffy	$1-$10,000	$1-$10,000	$1-$10,000	$100,000	over $100,000

John A. Hill	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

$50,001-
Paul L. Joskow	$1-$10,000	$1-$10,000	over $100,000	$100,000	over $100,000

Kenneth R.
Leibler	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000

Robert E.	$10,001-	$10,001-	$10,001-	$10,001-
Patterson	$50,000	$50,000	$50,000	$50,000	over $100,000

George	$10,001-	$10,001-	$10,001-	$10,001-
Putnam, III	$50,000	$50,000	$50,000	$50,000	over $100,000

W. Thomas	$10,001-
Stephens	$50,000	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000


I-20

* Robert L. Reynolds	$1-$10,000	over $100,000	over $100,000	over $100,000	over $100,000

* Trustee who is an "interested person" (as defined in the Investment Company Act of 1940) of the funds and Putnam Management. Mr. Reynolds is deemed an "interested person" by virtue of his positions as an officer of the funds and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds. None of the other Trustees is an "interested person".

Each Independent Trustee of the funds receives an annual retainer fee and an additional fee for each Trustee meeting attended. Independent Trustees also are reimbursed for expenses they incur relating to their services as Trustees. All of the current Independent Trustees of the funds are Trustees of all the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees of the funds, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per regular Trustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met during your fund’s most recently completed fiscal year, are shown in the table below:


Audit, Compliance and Distributions Committee	15
Board Policy and Nominating Committee	5
Brokerage Committee	4
Contract Committee	9
Executive Committee	1
Investment Oversight Committees

I-21

Investment Oversight Committee A	7
Investment Oversight Committee B	7
Pricing Committee	8

The following tables show the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by each fund for fiscal 2016, and the fees paid to each Trustee by all of the Putnam funds for services rendered during calendar year 2016:


I-22

COMPENSATION TABLES

Putnam Absolute Return 100 Fund

		Pension or	Estimated annual	Total
	Aggregate	retirement	benefits from all	compensation
Trustees/Year	compensation	benefits accrued	Putnam funds	from all Putnam
	from the fund	as part of fund	upon	funds(2)
		expenses	retirement(1)

Liaquat Ahamed/2012(3)	$924	N/A	N/A	$315,000

Ravi Akhoury/2009	$889	N/A	N/A	$302,500

Barbara M.
Baumann/2010(3)	$924	N/A	N/A	$315,000

Jameson A.
Baxter/1994(3)(4)	$1,278	$391	$110,533	$482,031

Robert J. Darretta/2007(3)	$998	N/A	N/A	$340,000

Katinka Domotorffy/2012(3)	$924	N/A	N/A	$315,000

John A. Hill/1985(3)	$851	$693	$161,667	$290,000

Paul L. Joskow/1997(3)	$924	$267	$113,417	$315,000

Kenneth R. Leibler/2006	$945	N/A	N/A	$322,500

Robert E. Patterson/1984	$887	$433	$106,542	$302,500

George Putnam, III/1984	$998	$451	$130,333	$340,000

W. Thomas	$924	$263
Stephens/1997(5)			$107,125	$315,000

Robert L.
Reynolds/2008(6)	N/A	N/A	N/A	N/A

I-23

Putnam Absolute Return 300 Fund

		Pension or	Estimated annual	Total
	Aggregate	retirement	benefits from all	compensation
Trustees/Year	compensation	benefits accrued	Putnam funds	from all Putnam
	from the fund	as part of fund	upon	funds(2)
		expenses	retirement(1)

Liaquat Ahamed/2012(3)	$2,697	N/A	N/A	$315,000

Ravi Akhoury/2009	$2,603	N/A	N/A	$302,500

Barbara M.
Baumann/2010(3)	$2,697	N/A	N/A	$315,000

Jameson A.
Baxter/1994(3)(4)	$3,779	$1,355	$110,533	$482,031

Robert J. Darretta/2007(3)	$2,910	N/A	N/A	$340,000

Katinka Domotorffy/2012(3)	$2,697	N/A	N/A	$315,000

John A. Hill/1985(3)	$2,469	$2,404	$161,667	$290,000

Paul L. Joskow/1997(3)	$2,697	$927	$113,417	$315,000

Kenneth R. Leibler/2006	$2,751	N/A	N/A	$322,500

Robert E. Patterson/1984	$2,568	$1,499	$106,542	$302,500

George Putnam, III/1984	$2,910	$1,564	$130,333	$340,000

W. Thomas	$2,697	$914
Stephens/1997(5)			$107,125	$315,000

Robert L.
Reynolds/2008(6)	N/A	N/A	N/A	N/A

I-24

Absolute Return 500 Fund


		Pension or	Estimated annual	Total
	Aggregate	retirement	benefits from all	compensation
Trustee/Year	compensation	benefits accrued	Putnam funds	from all Putnam
	from the fund	as part of fund	upon	funds(2)
		expenses	retirement(1)

Liaquat Ahamed/2012(3)	$4,636	N/A	N/A	$315,000

Ravi Akhoury/2009	$4,451	N/A	N/A	$302,500

Barbara M.
Baumann/2010(3)	$4,636	N/A	N/A	$315,000

Jameson A.
Baxter/1994(3)(4)	$6,401	$1,843	$110,533	$482,031

Robert J. Darretta/2007(3)	$5,003	N/A	N/A	$340,000

Katinka Domotorffy/2012(3)	$4,636	N/A	N/A	$315,000

John A. Hill/1985(3)	$4,271	$3,259	$161,667	$290,000

Paul L. Joskow/1997(3)	$4,636	$1,259	$113,417	$315,000

Kenneth R. Leibler/2006	$4,745	N/A	N/A	$322,500

Robert E. Patterson/1984	$4,460	$2,039	$106,542	$302,500

George Putnam, III/1984	$5,003	$2,125	$130,333	$340,000

W. Thomas	$4,636	$1,239
Stephens/1997(5)			$107,125	$315,000

Robert L.
Reynolds/2008(6)	N/A	N/A	N/A	N/A

I-25

Putnam Absolute Return 700 Fund

		Pension or	Estimated annual	Total
	Aggregate	retirement	benefits from all	compensation
Trustees/Year	compensation	benefits accrued	Putnam funds	from all Putnam
	from the fund	as part of fund	upon	funds(2)
		expenses	retirement(1)

Liaquat Ahamed/2012(3)	$5,378	N/A	N/A	$315,000

Ravi Akhoury/2009	$5,168	N/A	N/A	$302,500

Barbara M.
Baumann/2010(3)	$5,378	N/A	N/A	$315,000

Jameson A.
Baxter/1994(3)(4)	$7,461	$2,232	$110,533	$482,031

Robert J. Darretta/2007(3)	$5,804	N/A	N/A	$340,000

Katinka Domotorffy/2012(3)	$5,378	N/A	N/A	$315,000

John A. Hill/1985(3)	$4,950	$3,949	$161,667	$290,000

Paul L. Joskow/1997(3)	$5,378	$1,526	$113,417	$315,000

Kenneth R. Leibler/2006	$5,502	N/A	N/A	$322,500

Robert E. Patterson/1984	$5,163	$2,469	$106,542	$302,500

George Putnam, III/1984	$5,804	$2,574	$130,333	$340,000

W. Thomas	$5,378	$1,502
Stephens/1997(5)			$107,125	$315,000

Robert L.
Reynolds/2008(6)	N/A	N/A	N/A	N/A

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.


(2) As of December 31, 2016, there were 114 funds in the Putnam family.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of October 31, 2016, the total amounts of

I-26

deferred compensation payable by each fund, including income earned on such amounts, to these Trustees were:

I-27


	Mr. Ahamed	Ms. Baumann	Ms. Baxter	Mr. Darretta	Ms. Domotorffy	Mr. Hill	Dr. Joskow

Absolute	$658	$793	$4,155	$3,052	$460	$8,241	$2,931
Return 100
Fund

Absolute	$2,335	$2,818	$14,758	$10,840	$1,633	$29,266	$10,409
Return 300
Fund

Absolute	$2,005	$2,419	$12,671	$9,307	$1,402	$25,127	$8,937
Return 500
Fund

Absolute	$2,160	$2,606	$13,648	$10,026	$1,510	$27,066	$9,626
Return 700
Fund


(4) Includes additional compensation to Ms. Baxter for service as Chair of the Trustees of the Putnam funds.


(5) Mr. Stephens retired from the Board of Trustees of the Putnam funds on March 31, 2008. Upon his retirement in 2008, Mr. Stephens became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2009. Mr. Stephens was re-appointed to the Board of Trustees of the Putnam funds effective May 14, 2009, and in connection with his re-appointment, Mr. Stephens has agreed to suspend the balance of his retirement benefit payments for the duration of his service as a Trustee.

(6) Mr. Reynolds is an “interested person” of the fund and Putnam Management.


Under a Retirement Plan for Trustees of the Putnam funds (the Plan), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's

I-28

lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years, or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the Board after 2003.

For additional information concerning the Trustees, see "Management" in Part II of this SAI.

Share ownership

Putnam Absolute Return 100 Fund


At January 31, 2017, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund except class Y, of which they owned 1.06%, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.



Class	Shareholder name	Percentage
	and address	owned

Class A	MLPF&S
4800 Deer Lake Dr., E., Fl. 3
	Jacksonville, FL 32246-6484	14.14%

I-29

Class	Shareholder name	Percentage
	and address	owned

Class A	UBS WM USA
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	13.20%

Class A	Wells Fargo Clearing Services, LLC
	2801 Market St.
	Saint Louis, MO 63103-2523	8.14%

Class A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	7.65%

Class A	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	7.62%

Class B	MLPF&S
	4800 Deer Lake Dr., E., Fl. 3
	Jacksonville, FL 32246-6484	30.54%

Class B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	14.26%

Class B	Wells Fargo Clearing Services, LLC
	2801 Market St.
	Saint Louis, MO 63103-2523	10.33%

Class B	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	5.88%

Class C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	20.31%

Class C	MLPF&S
	4800 Deer Lake Dr., E., Fl. 3
	Jacksonville, FL 32246-6484	13.93%

Class C	Wells Fargo Clearing Services, LLC
	2801 Market St.
	Saint Louis, MO 63103-2523	10.89%

I-30

Class	Shareholder name	Percentage
	and address	owned

Class C	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	10.78%

Class C	UBS WM USA
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	6.48%

Class M	Marie C. Franklin
	683 RT 579
	Pittstown, NJ 08867	47.26%

Class M
	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	7.45%

Class M	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	7.36%

Class M	Karl A. Copenhafer
	98 Edgewood Rd.
	Boyertown, PA 19512-8174	6.86%

Class P*	Putnam Retirement Ready 2020 Fund –Class A shares	29.06%

Class P*	Putnam Retirement Income Fund Lifestyle 1 –Class A
	shares	16.54%

Class P*	Putnam Retirement
	Ready 2030 Fund –Class A shares	15.19%

Class P*	Putnam Retirement Ready 2025 Fund –Class A shares	9.64%

Class P*	Putnam
	Retirement Ready 2040 Fund –Class A shares	7.07%

Class R	Raymond James
	Attn: Courtney Waller
	880 Carillion Parkway
	St. Petersburg, FL 3376-1100	73.20%

I-31

Class	Shareholder name	Percentage
	and address	owned

Class R	MLPF&S
	4800 Deer Lake Dr., E., Fl. 3
	Jacksonville, FL 32246-6484	19.26%

Class R6	MLPF&S
	4800 Deer Lake Dr., E., Fl. 3
	Jacksonville, FL 32246-6484	97.72%

Class Y	Charles Schwab & Co., Inc.
	101 Montgomery St.
	San Francisco, CA 94104-4151	26.11%

Class Y	UBS WM USA
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	18.71%

Class Y	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	14.28%

Class Y	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 7399-0001Orchard Rd, #2T2
	Greenwood Village, CO 80111-5002	13.66%

Class Y	Wells Fargo Clearing Services, LLC
	2801 Market St.
	Saint Louis, MO 63103-2523	8.82%

I-32

Class	Shareholder name	Percentage
	and address	owned

Class Y	MLPF&S
4800 Deer Lake Dr., E., Fl. 3
	Jacksonville, FL 32246-6484	5.75%


* The address for the name listed is: c/o Putnam Investments, One Post Office Square, Boston, MA 02109.

Putnam Absolute Return 300 Fund


At January 31, 2017, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund except class Y, of which they owned 2.60%, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

Class	Shareholder name	Percentage
	and address	owned

Class A	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310	13.40%

Class A	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	13.07%

Class A	MLPF&S
	4800 Deer Lake Dr., E., Fl. 3
	Jacksonville, FL 32246-6484	9.49%

Class A	Wells Fargo Clearing Services, LLC
	2801 Market St.
	St. Louis, MO 63103-2523	7.54%

Class B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	19.34%

I-33

Class	Shareholder name	Percentage
	and address	owned

Class B	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310	9.51%

Class B	Wells Fargo Clearing Services, LLC
	2801 Market St.
	St. Louis, MO 63103-2523	7.74%

Class B	MLPF&S
	4800 Deer Lake Dr., E. Fl. 3
	Jacksonville, FL 32246-6484	6.49%

Class C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	16.26%

Class C	Wells Fargo Clearing Services, LLC
	2801 Market St.
	St. Louis, MO 63103-2523	12.15%

Class C	MLPF&S
	4800 Deer Lake Dr., E. Fl. 3
	Jacksonville, FL 32246-6484	11.11%

Class C	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	10.87%

Class C	LPL Financial
	9785 Towne Centre Dr.
	San Diego, CA 92121	7.62%

Class C	Raymond James
	Attn: Courtney Waller
	880 Carillion Parkway
	St. Petersburg, FL 3376-1100	5.03%

Class M	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	28.58%

Class M	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	10.32%

Class P*	Putnam Retirement Ready 2020 Fund – Class A shares	38.50%

Class P*	Putnam Retirement Income Fund Lifestyle 1 - Class A
	shares	23.97%

Class P*	Putnam Retirement Ready 2030 Fund – Class A shares	12.41%

I-34

Class	Shareholder name	Percentage
	and address	owned

Class P*	Putnam Retirement Ready 2025 Fund – Class A shares	10.90%

Class R	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	38.60%

Class R	Mid Atlantic Trust Company
	1251 Waterfront Pl. Suite 525
	Pittsburgh, PA 15222-4228	11.61%

Class R	First Clearing, LLC –Carolyn Puckett (IRA)
	5326 Crossbow Dr.
	Pulaski, VA 24301-6026	10.25%

Class R	TD Ameritrade TRCO
	PO Box 17748
	Denver, CO 80217-0748	8.87%

Class R	PAI Trust Company, INC.
	Central Oahu Physical Therapy Spec.
	1300 Enterprise Dr.
	De Pere, WI54115-4934	7.10%

Class R	MG Trust Company
	Millwood Management 401k Plan
	717 7th St. Suite 1300
	Denver, CO 80202-3304	6.83%

Class R6**	American Bar Association Members	77.16%

Class R6	Great-West Trust Company, LLC – The Putnam Retirement
	Plan
	8515 E. Orchard Rd, #2T2
	Greenwood Village, CO 80111-5002	22.64%

Class Y	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	19.62%

Class Y	UBS WM USA
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	13.50%

Class Y	MLPF&S
	4800 Deer Lake Dr., E., Fl. 3
	Jacksonville, FL 32246-6484	12.69%

Class Y	Wells Fargo Clearing Services, LLC
	2801 Market St.
	St. Louis, MO 63103-2523	11.42%

I-35

Class	Shareholder name	Percentage
	and address	owned

Class Y	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	11.13%

Class Y	LPL Financial
	9785 Towne Centre Dr.
	San Diego, CA 92121	5.26%

* The address for the name listed is: c/o Putnam Investments, One Post Office Square, Boston, MA 02109.

** The address for the name listed is: c/o Mercer Trust Company, as trustee or agent, Investors Way, Norwood, MA 02062.


Putnam Absolute Return 500 Fund


At January 31, 2017, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund except class Y, of which they owned 2.67%, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

Class	Shareholder name	Percentage
	and address	owned

Class A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	13.12%

Class A	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	12.60%

I-36

Class	Shareholder name	Percentage
	and address	owned

Class A	Wells Fargo Clearing Services, LLC
	2801 Market St.
	St. Louis, MO 63103-2523	9.33%

Class B	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	19.85%

Class B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	17.31%

Class B	Wells Fargo Clearing Services, LLC
	2801 Market St.
	St. Louis, MO 63103-2523	11.95%

Class C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	14.51%

Class C	Raymond James
	880 Carillon Pkwy
	St. Petersburg, FL 33716-1100	11.01%

Class C	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	10.75%

Class C	Wells Fargo Clearing Services, LLC
	2801 Market St.
	St. Louis, MO 63103-2523	10.47%

Class C	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	7.76%

Class C	MLPF&S
	4800 Deer Lake Dr. E., Fl. 3
	Jacksonville, FL 32246-6484	5.56%

Class C	LPL Financial
	9785 Towne Centre Dr.
	San Diego, CA 92121	5.00%

I-37

Class	Shareholder name	Percentage
	and address	owned

Class M	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	17.29%

Class M	Wells Fargo Clearing Services, LLC
	2801 Market St.
	St. Louis, MO 63103-2523	14.26%

Class M	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	10.12%

Class P*	Putnam Retirement Ready 2020 Fund – Class A shares	37.13%

Class P*	Putnam Retirement Income Fund Lifestyle 1 - Class A
	shares	21.46%

Class P*	Putnam Retirement Ready 2030 Fund – Class A shares	10.42%

Class P*	Putnam Retirement Ready 2025 Fund – Class A shares	8.78%

Class R	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	45.71%

Class R	TD Ameritrade Trust Company CO#00T8W
	PO Box 17748
	Denver, CO 80217-0748	26.26%

Class R	Acensus Trust Company Co
	Sardella Safe Harbor 401K Plan 68706
	PO Box 10758
	Fargo, ND 58106-0758	9.08%

I-38

Class	Shareholder name	Percentage
	and address	owned

Class R	MLPF&S
	4800 Deer Lake Dr. E., Fl. 3
	Jacksonville, FL 32246-6484	7.54%

Class R6	Great-West Trust Company, LLC – The Putnam Retirement
	Plan
	8515 E. Orchard Rd, #2T2
	Greenwood Village, CO 80111	87.51%

Class R6	TD Ameritrade Trust Company TRCO Attn: House
	PO Box 17748
	Denver, CO 80217-0748	7.77%

Class Y	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	13.23%

Class Y	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	12.36%

Class Y	Merrill Lynch
	4800 Deer Lake Dr., E., Fl. 3
	Jacksonville, FL 32246-6484	12.33%

Class Y	Charles Schwab & Co Inc.
	101 Montgomery St.
	San Francisco, CA 94104-4151	12.18%

Class Y	Wells Fargo Clearing Services, LLC
	2801 Market St.
	St. Louis, MO 63103-2523	10.41%

Class Y	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	8.11%

Class Y	UBS WM USA
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	6.66%

I-39

* The address for the name listed is: c/o Putnam Investments, One Post Office Square, Boston, MA 02109.


Putnam Absolute Return 700 Fund


At January 31, 2017, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

Class	Shareholder name	Percentage
	and address	owned

Class A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	13.17%

Class A	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	11.87%

Class A	Wells Fargo Clearing Services, LLC
	2801 Market St.
	St. Louis, MO 63103-2523	7.92%

Class B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	19.02%

Class B	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	17.76%

I-40

Class	Shareholder name	Percentage
	and address	owned

Class B	Wells Fargo Clearing Services, LLC
	2801 Market St.
	St. Louis, MO 63103-2523	7.14%

Class B	LPL Financial
	4707 Executive Drive
	San Diego, CA 92121-3091	5.57%

Class C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	16.64%

Class C	Wells Fargo Clearing Services, LLC
	2801 Market St.
	St. Louis, MO 63103-2523	13.12%

Class C	MLPF&S
	4800 Deer Lake Dr. E., Fl. 3
	Jacksonville, FL 32246-6484	8.60%

Class C	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	7.65%

Class C	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	7.43%

Class C	Raymond James
	880 Carillon Pkwy
	St. Petersburg, FL 33716-1100	5.63%

Class M	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	19.18%

Class M	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	8.51%

Class P*	Putnam Retirement Ready 2030 Fund – Class A shares	26.05%

Class P*	Putnam Retirement Ready 2020 Fund – Class A shares	15.70%

Class P*	Putnam Retirement Ready 2025 Fund – Class A shares	12.20%

I-41

Class	Shareholder name	Percentage
	and address	owned

Class P*	Putnam Retirement Ready 2040 Fund – Class A shares	11.61%

Class P*	Putnam Retirement Ready 2035 Fund – Class A shares	9.42%

Class R	MG Trust Company
	Allied Motion Technologies, Inc.
	700 17th St. Ste. 300
	Denver, CO 80202-3531	23.88%

Class R	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	22.53%

Class R	Mid Atlantic Trust Company
	Retriev Technologies Inc 401k Profit Sharing Plan & Trust
	1251 Waterfront Pl. Suite 525
	Pittsburgh, PA 15222-4228	8.98%

Class R	UBS WM USA
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	7.79%

Class R	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	7.10%

Class R6	Great-West Trust Company, LLC – The Putnam Retirement
	Plan
	8515 E. Orchard Rd
	Greenwood Village, CO 80111-5002	78.96%

Class R6	TD Ameritrade TRCO
	PO Box 17748
	Denver, CO 80217-0748	11.37%

Class R6	TIAA-CREF Trust Co.
	211 N Broadway Ste. 1000
	Saint Louis, MO 63102-2748	6.00%

Class Y	Wells Fargo Clearing Services, LLC
	2801 Market St.
	St. Louis, MO 63103-2523	26.66%

I-42

Class	Shareholder name	Percentage
	and address	owned

Class Y	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	13.77%

Class Y	MLFP&S
	4800 Deer Lake Dr., E., Fl. 3
	Jacksonville, FL 32246-6484	11.26%

Class Y	Charles Schwab & Co Inc.
	101 Montgomery St.
	San Francisco, CA 94104-4151	9.87%

Class Y	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	9.81%

Class Y	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	8.10%

* The address for the name listed is: c/o Putnam Investments, One Post Office Square, Boston, MA 02109.


Distribution fees


During fiscal 2016, each fund paid the following 12b-1 fees to Putnam Retail Management:


Fund name	Class A	Class B	Class C	Class M	Class R

Absolute Return	$254,911	$7,136	$223,156	$5,449	$903
100 Fund

Absolute Return	$740,576	$36,534	$1,078,610	$25,150	$1,770

I-43

300 Fund

Absolute Return	$911,064	$311,817	$2,030,866	$74,346	$5,141
500 Fund

Absolute Return	$933,521	$296,943	$2,033,567	$51,542	$9,409
700 Fund


Class A sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class A shares in the following amounts during the periods indicated:

Sales
charges
retained by
Putnam
		Total	Retail	Contingent
		front-end	Management	deferred
	Fiscal	sales	after dealer	sales
Fund name	year	charges	concessions	charges

I-44

Absolute Return 100 Fund	2016	$21,261	$137	$110
	2015	$47,994	$236	$34
	2014	$74,470	$158	$37
Absolute Return 300 Fund	2016	$67,333	$766	$6
	2015	$197,320	$1,051	$1,262
	2014	$276,142	$4,461	$703
Absolute Return 500 Fund	2016	$559,573	$93,850	$95
	2015	$736,717	$133,234	$145
	2014	$588,227	$102,048	$83
Absolute Return 700 Fund	2016	$769,318	$125,755	$588
	2015	$1,150,846	$206,322	$671
	2014	$665,561	$117,931	$2,375


Class B contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class B shares in the following amounts during the periods indicated:

Fund name	Fiscal year	Contingent deferred sales charges

I-45

Absolute Return 100 Fund	2016	$94
	2015	$84
	2014	$68
Absolute Return 300 Fund	2016	$1,446
	2015	$622
	2014	$619
Absolute Return 500 Fund	2016	$15,201
	2015	$15,155
	2014	$27,553
Absolute Return 700 Fund	2016	$11,659
	2015	$19,284
	2014	$18,209


Class C contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class C shares in the following amounts during the periods indicated:

Fund name	Fiscal year	Contingent deferred sales charges

I-46

Absolute Return 100 Fund	2016	$1,288
	2015	$231
	2014	$415
Absolute Return 300 Fund	2016	$3,218
	2015	$5,082
	2014	$7,609
Absolute Return 500 Fund	2016	$9,493
	2015	$5,365
	2014	$4,208
Absolute Return 700 Fund	2016	$15,292
	2015	$10,476
	2014	$4,587


Class M sales charges

Putnam Retail Management received sales charges with respect to class M shares in the following amounts during the periods indicated:

Sales charges
retained by
		Total	Putnam Retail
		front-end	Management after
	Fiscal	sales	dealer
Fund name	year	charges	concessions

I-47

Absolute Return 100 Fund	2016	$1,574	$1
	2015	$3,209	$153
	2014	$424	$14
Absolute Return 300 Fund	2016	$3,803	$31
	2015	$16,573	$408
	2014	$12,311	$4
Absolute Return 500 Fund	2016	$14,342	$3,429
	2015	$15,864	$2,898
	2014	$9,969	$1,661
Absolute Return 700 Fund	2016	$8,164	$1,490
	2015	$12,151	$2,340
	2014	$22,582	$3,069

During the funds’ last three fiscal years, Putnam Retail Management received no contingent deferred sales charges with respect to class M shares. Effective November 1, 2015 each fund no longer assesses a contingent deferred sales charge with respect to class M shares.


Investor servicing fees


During the 2016 fiscal year, each fund incurred the following fees for investor servicing provided by Putnam Investor Services, Inc.


I-48

Fund name	Investor Servicing Fees

Absolute Return 100 Fund	$0*

Absolute Return 300 Fund	$0*

Absolute Return 500 Fund	$1,514,101

Absolute Return 700 Fund	$1,797,741


* These fees are being paid by Putnam Management under the terms of the management contract.

PORTFOLIO MANAGERS

Other accounts managed


The following tables show the number and approximate assets of other investment accounts (or portions of investment accounts) that each fund's portfolio managers managed as of each fund's most recent fiscal year-end (except as otherwise noted). The other accounts may include accounts for which the individuals were not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.


Absolute Return 100 Fund

Other accounts (including
separate accounts, managed
			Other accounts that pool		account programs and single-
Portfolio	Other SEC-registered open-		assets from more than one		sponsor defined contribution
managers	end and closed-end funds		client		plan offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

I-49

D. William Kohli	18*	$6,587,000,000	18	$3,169,100,000	15**	$9,634,400,000

Albert Chan***	0	0	0	0	1	$1,200,000

Michael Salm	27*	$15,573,000,000	31	$8,002,500,000	20**	$5,350,400,000

Paul Scanlon	28*	$11,214,500,000	35	$9,168,600,000	26	$15,211,000,000

* 3 accounts, with total assets of $1,042,300,000, pay an advisory fee based on account performance.

** 1 account, with total assets of $474,400,000, pays an advisory fee based on account performance.

*** Information for Mr. Chan, who joined the fund after the fund’s fiscal year end, is as of January 31, 2017.


Absolute Return 300 Fund

					Other accounts (including
					separate accounts, managed
			Other accounts that pool		account programs and
Portfolio	Other SEC-registered open-		assets from more than one		single-sponsor defined
managers	end and closed-end funds		client		contribution plan offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

D. William Kohli	18*	$6,267,300,000	18	$3,169,100,000	15**	$9,634,400,000

Albert Chan***	0	0	0	0	1	$1,200,000

Michael Salm	27*	$15,253,300,000	31	$8,002,500,000	20**	$5,350,400,000

Paul Scanlon	28*	$10,894,800,000	35	$9,168,600,000	26	$15,211,000,000

* 3 accounts, with total assets of $722,500,000, pay an advisory fee based on account performance.

** 1 account, with total assets of $474,400,000, pays an advisory fee based on account performance.

*** Information for Mr. Chan, who joined the fund after the fund’s fiscal year end, is as of January 31, 2017.

Absolute Return 500 Fund


I-50

					Other accounts (including
					separate accounts,
			Other accounts that pool		managed account
Portfolio	Other SEC-registered		assets from more than one		programs and single-
managers	open-end and closed-end		client		sponsor defined
	funds				contribution plan
					offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

James Fetch	26*	$8,797,400,000	48	$3,026,700,000	1	$100,000

Robert Kea	26*	$8,797,400,000	48	$3,026,700,000	1	$1,400,000

Robert Schoen	29**	$9,279,200,000	48	$3,026,700,000	6	$365,200,000

Jason Vaillancourt	26*	$8,797,400,000	48	$3,026,700,000	1	$700,000

* 2 accounts, with total assets of $1,254,800,000, pay an advisory fee based on account performance.

** 4 accounts, with total assets of $1,697,000,000, pay an advisory fee based on account performance.


Absolute Return 700 Fund

					Other accounts (including
					separate accounts,
			Other accounts that pool		managed account
Portfolio	Other SEC-registered		assets from more than one		programs and single-
managers	open-end and closed-end		client		sponsor defined
	funds				contribution plan
					offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

James	26*	$8,628,700,000	48	$3,026,700,000	1	$100,000
Fetch

Robert Kea	26*	$8,628,700,000	48	$3,026,700,000	1	$1,400,000

Robert	29**	$9,110,500,000	48	$3,026,700,000	6	$365,200,000
Schoen

Jason Vaillancourt	26*	$8,628,700,000	48	$3,026,700,000	1	$700,000

I-51

* 2 accounts, with total assets of $1,086,100,000, pay an advisory fee based on account performance.

**4 accounts, with total assets of $1,528,300,000, pay an advisory fee based on account performance.


See “Management—Portfolio Transactions—Potential conflicts of interest in managing multiple accounts” in Part II of this SAI for information on how Putnam Management addresses potential conflicts of interest resulting from an individual’s management of more than one account.

Compensation of portfolio managers

Putnam’s goal for its products and investors is to deliver strong performance versus peers or performance ahead of the applicable benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.


Each portfolio manager is assigned an industry -competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.


Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For these funds, Putnam evaluates performance based on each fund's pre-tax return relative to the BofA Merrill Lynch U.S. Treasury Bill Index.

Ownership of securities

I-52

The dollar range of shares of each fund owned by each portfolio manager at the end of the fund’s last fiscal year, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was as follows:

Fund	Portfolio managers	Dollar range of shares owned
Absolute Return 100 Fund	D. William Kohli	$0
	Michael Salm	$0
	Albert Chan*	$0
	Paul Scanlon	$0
Absolute Return 300 Fund	D. William Kohli	$100,001-$500,000
	Albert Chan*	$0
	Michael Salm	$0
	Paul Scanlon	$0
Absolute Return 500 Fund	James Fetch	$0
	Robert Kea	$0
	Robert Schoen	$0
	Jason Vaillancourt	$0
Absolute Return 700 Fund	James Fetch	$100,001-$500,000
	Robert Kea	$0
	Robert Schoen	$100,001-$500,000
	Jason Vaillancourt	$100,001-$500,000

I-53

*Information for Mr. Chan, who joined the funds noted after their fiscal year end, is as of January 31, 2017.

I-54


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Absolute Return 100 and 300 Funds

KPMG LLP, Two Financial Center, 60 South Street, Boston, Massachusetts 02111, is the funds’ independent registered public accounting firm providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Reports of Independent Registered Public Accounting Firm, financial highlights and financial statements included in the funds’ Annual Reports for the funds’ most recent fiscal year are included as Appendix B to this SAI. The financial highlights included in the prospectus and this SAI and the financial statements included in this SAI (which is incorporated by reference into the prospectus) have been so included in reliance upon the reports of the independent registered public accounting firm, given on their authority as experts in auditing and accounting.

Absolute Return 500 and 700 Funds


PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts 02210, is the funds’ independent registered public accounting firm providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Reports of Independent Registered Public Accounting Firm, financial highlights and financial statements included in the funds’ Annual Reports for the funds’ most recent fiscal year are included as Appendix B to this SAI. The financial highlights included in the prospectus and this SAI and the financial statements included in this SAI (which is incorporated by reference into the prospectus) have been so included in reliance upon the report of the independent registered public accounting firm, given on their authority as experts in auditing and accounting.


I-55

THE PUTNAM FUNDS
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
PART II

HOW TO BUY SHARES

Each prospectus describes briefly how investors may buy shares of the fund and identifies the share classes offered by that prospectus. Because of different sales charges and expenses, the investment performance of the classes will vary. This section of the SAI contains more information on how to buy shares. For more information, including your eligibility to purchase certain classes of shares, contact your investment dealer or Putnam Investor Services, Inc., the funds’ investor servicing agent (“Putnam Investor Services”), at 1-800-225-1581. Investors who purchase shares at net asset value through employer-sponsored retirement plans (including, for example, 401(k) plans, employer-sponsored 403(b) plans, and 457 plans) should also consult their employer for information about the extent to which the matters described in this section and in the sections that follow apply to them.

Except as set forth below, the fund does not accept new accounts or additional investments (including by way of exchange from another fund) into existing accounts held in the name of persons or entities that do not have both a residential or business address within the United States (including APO/FPO addresses) and a valid U.S. tax identification number. Any existing account that is updated to reflect a non-U.S. address will also be restricted from making additional investments. Non-U.S. institutional clients may invest in a fund, provided that the client is acting for its own account and is not a financial institution (e.g., a broker-dealer purchasing shares on behalf of its customers), and has provided Putnam with documentation (i) that is appropriate to the type of entity seeking to establish the account and (ii) sufficient to enable Putnam Investor Services to determine that the investment would not violate any applicable securities laws or regulations, including non-U.S. laws and regulations.

In addition, Class M shares of Putnam Diversified Income Trust, Putnam Europe Equity Fund, Putnam Global Income Trust, Putnam High Yield Advantage Fund, Putnam Income Fund, and Putnam U.S. Government Income Trust are available for public offering in Japan through certain Japanese registered broker-dealers with whom Putnam Retail Management Limited Partnership has an agreement.

In addition, the fund does not accept new accounts or additional investments (including by way of exchange from another fund) into existing accounts by entities that Putnam Investor Services has reason to believe are involved in the sale or distribution of marijuana, even if such sale or distribution is licensed by a state.

General Information


The fund is currently making a continuous offering of its shares. The fund receives the entire net asset value of shares sold. The fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. In the case of class A shares, class M shares and class T shares, the public offering price is the net asset value plus the applicable sales charge, if any. (The public offering price is thus calculable by dividing the net asset value by 100% minus the sales charge, expressed as a percentage.) No sales charge is included in the public offering price of other classes of shares. In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer or a registered transfer agent or registered clearing agent receives the order, together with all required identifying information, before the close of regular trading on the New York Stock Exchange (the “NYSE”). If the dealer or registered transfer agent or registered clearing agent receives the order after the close of the NYSE, the price

February 28, 2017	II-1

will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to Putnam Investor Services, they will be invested at the public offering price based on the net asset value next determined after all required identifying information has been collected. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.


Initial purchases are subject to the minimums stated in the prospectus, except that (i) individual investments under certain employer-sponsored retirement plans or Tax Qualified Retirement Plans may be lower, and (ii) the minimum investment is waived for investors participating in systematic investment plans or military allotment plans. Information about these plans is available from investment dealers or Putnam Investor Services. Currently Putnam is waiving the minimum for all initial purchases, but reserves the right to reject initial purchases under the minimum in the future, except as noted in the first sentence of this paragraph.

Systematic investment plan. As a convenience to investors, shares may be purchased through a systematic investment plan. Pre-authorized monthly, semi-monthly, or weekly bank drafts for a fixed amount ($200,000 or less) are used to purchase fund shares at the applicable public offering price next determined after Putnam Retail Management Limited Partnership (“Putnam Retail Management”) receives the proceeds from the draft. A shareholder may choose any date or dates in the month for these drafts, but if the date falls on a weekend or holiday, the draft will be processed on the next business day. Further information and application forms are available from the investment dealers or from Putnam Retail Management.

Reinvestment of distributions. Distributions to be reinvested are reinvested without a sales charge in shares of any Putnam fund the shareholder is eligible to invest in under the shareholder's account as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Dividends for Putnam money market funds are credited to a shareholder's account on the payment date. Distributions for all other funds that declare a distribution daily are reinvested without a sales charge as of the last day of the period for which distributions are paid using the net asset value determined on that date, and are credited to a shareholder's account on the payment date.

Purchasing shares with securities (“in-kind” purchases). In addition to cash, the fund will consider accepting securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if Putnam Investment Management, LLC (“Putnam Management”) determines that the offered securities are a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that the fund would not accept securities with a value of less than $100,000 per issue as payment for shares. The fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the manner described in the section "Determination of Net Asset Value" for valuing shares of the fund. The fund will only accept securities that are delivered in proper form. The fund will not accept certain securities, for example, options or restricted securities, as payment for shares. The acceptance of securities by certain funds in exchange for fund shares is subject to additional requirements. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Putnam Retail Management. Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from Putnam Retail Management.

February 28, 2017	II-2

Sales Charges and Other Share Class Features — Retail Investors

This section describes certain key features of share classes offered to retail investors and retirement plans that do not purchase shares at net asset value. Much of this information addresses the sales charges, including initial sales charges and contingent deferred sales charges (“CDSCs”) imposed on the different share classes and various commission payments made by Putnam to dealers and other financial intermediaries facilitating shareholders’ investments. This information supplements the descriptions of these share classes and payments included in the prospectus.

Initial sales charges, dealer commissions and CDSCs on shares sold outside the United States may differ from those applied to U.S. sales.


Initial sales charges for class A, class M and class T shares. The public offering price of class A, class M and class ~~^~~T shares is the net asset value plus a sales charge that varies depending on the size of your purchase (calculable as described above). The fund receives the net asset value. The tables below indicate the sales charges applicable to purchases of class A, class M and class T shares of the funds by style category. The variations in sales charges may reflect the varying efforts required to sell shares to different categories of purchasers, as well as other relevant factors.

The sales charge for class A shares and class M shares is allocated between your investment dealer and Putnam Retail Management as shown in the tables below, except when Putnam Retail Management, in its discretion, allocates the entire amount to your investment dealer. For class T shares, the entire sales charge amount will be allocated to the investment dealer, as shown in the table below.


The underwriter's commission, or dealer reallowance, is the sales charge shown in the prospectus less any applicable dealer discount. Putnam Retail Management will give dealers ten days' notice of any changes in the dealer discount. Putnam Retail Management retains the entire sales charge on any retail sales made by it.

For purchases of class A shares by retail investors that qualify for the highest sales charge breakpoint described in the prospectus, Putnam Retail Management pays commissions on sales during the one-year period beginning with the date of the initial purchase qualifying for that breakpoint. Each subsequent one-year measuring period for these purposes begins with the first qualifying purchase following the end of the prior period. These commissions are paid at the rate of 1.00% of the amount of qualifying purchases up to $4 million, 0.50% of the next $46 million of qualifying purchases and 0.25% of qualifying purchases thereafter.


For Growth Funds, Blend Funds, Value Funds, Asset Allocation Funds (excluding Retirement Income Fund Lifestyle 1), Global Sector Funds and RetirementReady® Funds only:


February 28, 2017	II-3

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	5.75%	5.00%	3.50%	3.00%
50,000 but under 100,000	4.50	3.75	2.50	2.00
100,000 but under 250,000	3.50	2.75	1.50	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 but under 1,000,000	2.00	1.75	1.00	1.00
1,000,000 and above	NONE	NONE	N/A*	N/A*

For Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	5.75%	5.00%	3.50%	3.00%
50,000 but under 100,000	4.50	3.75	2.50	2.00
100,000 but under 250,000	3.50	2.75	1.50	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 and above	NONE	NONE	N/A**	N/A**

February 28, 2017	II-4

For funds in the Retirement Income Lifestyle suite, taxable Income Funds and Tax-Exempt Funds (except for Money Market Funds, Putnam Short-Term Municipal Income Fund, Putnam Floating Rate Income Fund, and Putnam Short Duration Income Fund):

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	4.00%	3.50%	3.25%	3.00%
50,000 but under 100,000	4.00	3.50	2.25	2.00
100,000 but under 250,000	3.25	2.75	1.25	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 and above	NONE	NONE	N/A**	N/A**

For Putnam Floating Rate Income Fund, Putnam Absolute Return 100 Fund, Putnam Short-Term Municipal Income Fund and Putnam Absolute Return 300 Fund only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 500,000	1.00%	1.00%	0.75%	0.75%
500,000 and above	NONE	NONE	N/A**	N/A**

*The funds will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $1 million or more.

**The funds will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $500,000 or more.


For all Putnam funds that offer class T shares (except Putnam Short Duration Income Fund and Putnam Absolute Return 100 Fund)*:

February 28, 2017	II-5

	CLASS T

		Amount of sales charge
	Sales charge as a	reallowed to dealers as a
Amount of transaction at offering price ($)	percentage of offering	percentage of offering
	price	price
Under 249,000	2.50%	2.50%
250,000 but under 499,999	2.00	2.00
500,000 but under 999,999	1.50	1.50
1,000,000 and above	1.00	1.00

*Purchases into Putnam Short Duration Income Fund and Putnam Absolute Return 100 Fund will not be subject to any sales charge.


Purchases of class A and class T1 shares without an initial sales charge. Class A shares of any Putnam fund (other than Putnam Short Duration Income Fund, Putnam Government Money Market Fund, and Putnam Money Market Fund) purchased by retail investors that are not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of that purchase falls. Class A shares of Putnam Short Duration Income Fund and class A and class T1 shares of Putnam Money Market Fund and Putnam Government Money Market Fund purchased by retail investors by exchanging shares from another Putnam fund that were not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of the original purchase falls.

The CDSC assessed on redemptions of fewer than all of an investor's class A shares (and, for Putnam Money Market Fund and Putnam Government Money Market Fund, class T1 shares) subject to a CDSC will be based on the amount of the redemption minus the amount of any appreciation on the investor's CDSC-subject shares since the purchase of such shares. The CDSC assessed on full redemptions of CDSC-subject shares will be based on the lower of the shares' cost and current NAV. Putnam Retail Management will retain any CDSC imposed on redemptions of such shares to compensate it for the up-front commissions paid to financial intermediaries for such share sales.

Purchases of class A shares for rollover IRAs. Purchases of class A shares for a Putnam Rollover IRA or a rollover IRA of a Putnam affiliate, from a retirement plan for which an affiliate of Putnam Management or a business partner of such affiliate is the administrator, including subsequent contributions, are not subject to an initial sales charge or CDSC. Putnam Retail Management may pay commissions or finders’ fees of up to 1.00% of the proceeds for such Putnam Rollover IRA purchases to the dealer of record or other third party.

February 28, 2017	II-6

Commission payments and CDSCs for class B and class C shares. Except in the case of Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Short Duration Income Fund as noted below, Putnam Retail Management will pay a 4% commission on sales of class B shares of the fund only to those financial intermediaries who have entered into service agreements with Putnam Retail Management. For tax-exempt funds, this commission includes a 0.20% pre-paid service fee (except for Putnam Tax-Free High Yield Fund and Putnam AMT-Free Municipal Fund, each of which has a 0.25% pre-paid service fee). For Putnam Floating Rate Income Fund, Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund and Putnam Short-Term Municipal Income Fund, Putnam Retail Management will pay a 1.00% commission to financial intermediaries selling class B shares of the fund.

Except in the case of Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Short Duration Income Fund, Putnam Retail Management pays financial intermediaries a 1.00% commission on sales of class C shares of a fund.

Putnam Retail Management will retain any CDSC imposed on redemptions of class B and class C shares to compensate it for the cost of paying the up-front commissions paid to financial intermediaries for class B or class C share sales.

Conversion of class B shares into class A shares. Class B shares will automatically convert to class A shares on or around the end of the month eight years after the purchase date (for Putnam Small Cap Value Fund, on or around the end of the month six years after the purchase date, and for Putnam Multi-Cap Value Fund, on or around the end of the month five years after the purchase date). Class B shares acquired by exchanging class B shares of another Putnam fund will convert to class A shares based on the time of the initial purchase. The conversion period of the acquired fund will apply, unless the initial fund’s CDSC schedule is higher than that of the acquired fund. In that case, the conversion period and CDSC schedule of the initial fund will apply. Class B shares acquired through reinvestment of distributions will convert to class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class B shares acquired through reinvestment of distributions will be attributed to particular purchases of class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class B shares to class A shares is subject to the condition that such conversions will not constitute taxable events for federal tax purposes. Shareholders should consult with their tax advisers regarding the state and local tax consequences of the conversion of class B shares to class A shares, or any other exchange or conversion of shares. Average annual total return performance information for class B shares shown in the fund's prospectus assumes conversion to class A shares after the applicable period described in the fund’s prospectus.

Sales without sales charges or contingent deferred sales charges


In addition to the categories of investors eligible to purchase fund shares without a sales charge or CDSC ~~^~~set forth in the fund’s prospectus, in connection with settlements reached between certain firms and the Financial Industry Regulatory Authority (“FINRA”) and/or Securities and Exchange Commission (the “SEC”) regarding sales of class B and class C shares in excess of certain dollar thresholds, the fund will permit shareholders who are clients of these firms (and applicable affiliates of such firms) to redeem class B and class C shares of the fund and concurrently purchase class A shares (in an amount to be determined by the dealer of record and Putnam Retail Management in accordance with the terms of the applicable settlement) without paying a sales charge.


The fund may issue its shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding

February 28, 2017	II-7

companies. The CDSC will be waived on redemptions to pay premiums for insurance under Putnam’s insured investor program.


In the case of certain sales charge waivers described in the prospectus to (i) current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain current and former corporate affiliates, their family members, business and personal associates; employer-sponsored retirement plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest and (ii) shareholders reinvesting the proceeds from a Putnam Corporate IRA Plan distribution into a nonretirement plan account, the availability of shares at NAV has been determined to be appropriate because involvement by Putnam Retail Management and other brokers in purchases by these investors is typically minimal.

As described in the prospectus, specific sales charge waivers may be available through your particular financial intermediary. Please see the prospectus for additional information about financial intermediary-specific waivers.

Application of CDSC to Systematic Withdrawal Plans (“SWP”). The SWP provisions relating to CDSC waivers described below do not apply to customers purchasing shares of the fund through a Specified Intermediary, unless otherwise specified in the Appendix to the fund’s prospectus. Please refer to the Appendix to the fund’s prospectus for the SWP provisions that are applicable to each Specified Intermediary.


Investors who set up a SWP for a share account (see "INVESTOR SERVICES — Plans Available to Shareholders -- Systematic Withdrawal Plan") may withdraw through the SWP up to 12% of the net asset value of the account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC liability will be redeemed next until the 12% limit is reached. The 12% figure is calculated on a pro rata basis at the time of the first payment made pursuant to an SWP and recalculated thereafter on a pro rata basis at the time of each SWP payment. Therefore, shareholders who have chosen an SWP based on a percentage of the net asset value of their account of up to 12% will be able to receive SWP payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month from the fund that pays income distributions monthly) for their periodic SWP payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account. For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (12% of $10,000 divided by 12 monthly payments). However, if at the time of the next payment the net asset value of the account has fallen to $9,400, the shareholder will receive $94 free of any CDSC (12% of $9,400 divided by 12 monthly payments) and $6 subject to the lowest applicable CDSC. This SWP privilege may be revised or terminated at any time.


Other exceptions to application of CDSC. For purposes of the waiver categories set forth in subparagraphs (ii) – (iv) of the fund’s prospectus under the sub-section Additional reductions and waivers of sales charges –Class B and class C shares, shares not subject to a CDSC are redeemed first in determining whether the CDSC applies to each redemption.

For purposes of the waiver categories set forth in subparagraph (v) of the fund’s prospectus under the subsection Additional reductions and waivers of sales charges – Class B and class C shares, Benefit Payments currently include, without limitation, (1) distributions from an IRA due to death or post-purchase disability, (2)

February 28, 2017	II-8

a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time.


Ways to Reduce Initial Sales Charges — Class A and Class M Shares


There are several ways in which an investor may obtain reduced sales charges on purchases of class A shares and class M shares. The variations in sales charges reflect the varying efforts required to sell shares to separate categories of purchasers. These provisions may be altered or discontinued at any time. The breakpoint discounts described below do not apply to customers purchasing shares of the fund through any of the financial intermediaries specified in the Appendix to the fund’s prospectus (each, a “Specified Intermediary”). Please refer to the Appendix to the fund’s prospectus for the breakpoint discounts that are applicable to each Specified Intermediary.


Right of accumulation. A purchaser of class A shares or class M shares may qualify for a right of accumulation discount by combining all current purchases by such person with the value of certain other shares of any class of Putnam funds already owned. The applicable sales charge is based on the total of:

(i) the investor's current purchase(s); and

(ii) the higher of (x) the maximum public offering price (at the close of business on the previous day) or (y) the initial value of total purchases (less the value of shares redeemed on the applicable redemption date) of:

(a) all shares held in accounts registered to the investor and other accounts eligible to be linked to the investor’s accounts (as described below) in all of the Putnam funds (except closed-end and money market funds and Putnam Short Duration Income Fund, unless acquired as described in (b) below); and

(b) any shares of money market funds or Putnam Short Duration Income Fund acquired by exchange from other Putnam funds.

For shares held on December 31, 2007, the initial value will be the value of those shares at the maximum public offering price on that date.

The following persons may qualify for a right of accumulation discount:

(i) an individual, or a "company" as defined in Section 2(a)(8) of the Investment Company Act of 1940, as amended (the “1940 Act”) (which includes corporations which are corporate affiliates of each other);

(ii) an individual, his or her spouse and their children under age 21, purchasing for his, her or their own account;

(iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code and Simplified Employer Pension Plans (SEPs) created pursuant to Section 408(k) of the Code);

February 28, 2017	II-9

(iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Code, (not including tax-exempt organizations qualifying under Section 403(b)(7) (a "403(b) plan") of the Code; and

(v) employer-sponsored retirement plans of a single employer or of affiliated employers, other than 403(b) plans.

A combined purchase currently may also include shares of any class of other continuously offered Putnam funds (other than money market funds and Putnam Short Duration Income Fund) purchased at the same time, if the dealer places the order for such shares directly with Putnam Retail Management.

For individual investors, Putnam Investor Services automatically links accounts the registrations of which are under the same last name and address. Account types eligible to be linked for the purpose of qualifying for a right of accumulation discount include the following (in each case as registered to the investor, his or her spouse and his or her children under the age of 21):

(i) individual accounts;

(ii) joint accounts;

(iii) accounts established as part of a plan established pursuant to Section 403(b) of the Code (“403(b) plans”) or an IRA other than a SIMPLE IRA, SARSEP or SEP IRA;

(iv) shares owned through accounts in the name of the investor’s (or spouse’s or minor child’s) dealer or other financial intermediary (with documentation identifying to the satisfaction of Putnam Investor Services the beneficial ownership of such shares); and

(v) accounts established as part of a Section 529 college savings plan managed by Putnam Management.

Shares owned by a plan participant as part of an employer-sponsored retirement plan of a single employer or of affiliated employers (other than 403(b) plans) or a single fiduciary account opened by a trustee or other fiduciary (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) are not eligible for linking to other accounts attributable to such person to qualify for the right of accumulation discount, although all current purchases made by each such plan may be combined with existing aggregate balances of such plan in Putnam funds for purposes of determining the sales charge applicable to shares purchased at such time by the plan.

To obtain the right of accumulation discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide Putnam Retail Management with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to Putnam Investor Services when making direct cash investments. Sales charge discounts under a right of accumulation apply only to current purchases. No credit for right of accumulation purposes is given for any higher sales charge paid with respect to previous purchases for the investor’s account or any linked accounts.

Statement of Intention. Investors may also obtain the reduced sales charges for class A shares or class M shares shown in the prospectus for investments of a particular amount by means of a written Statement of Intention (also referred to as a Letter of Intention), which expresses the investor's intention to invest that amount (including certain "credits," as described below) within a period of 13 months in shares of any class of the fund or any other continuously offered Putnam fund (excluding Putnam money market funds and Putnam Short Duration Income Fund), including through an account established as part of a Section 529 college savings plan managed by Putnam Management. Each purchase of class A shares or class M shares under a Statement of Intention will be made at the lesser of (i) the public offering price applicable at the time of such purchase and (ii) the public offering price applicable on the date the Statement of Intention is executed to a single transaction of the total dollar amount indicated in the Statement of Intention.

February 28, 2017	II-10

An investor may receive a credit toward the amount indicated in the Statement of Intention equal to the maximum public offering price as of the close of business on the previous day of all shares he or she owns, or which are eligible to be linked for purposes of the right of accumulation described above, on the date of the Statement of Intention which are eligible for purchase under a Statement of Intention (plus any shares of money market funds and Putnam Short Duration Income Fund acquired by exchange of such eligible shares). Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the "combined purchase privilege" (see above) may purchase shares under a single Statement of Intention.

The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount, and must be invested immediately. Class A shares or class M shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the Statement of Intention, would apply to the total investment made to date.

If an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery by Putnam Retail Management from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Statement of Intention. No sales charge adjustment will be made unless and until the investor's dealer returns to Putnam Retail Management any excess commissions previously received.

If an investor purchases less than the dollar amount indicated on the Statement of Intention within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's dealer and Putnam Retail Management. Putnam Retail Management will make a corresponding downward adjustment to the amount of the reallowance payable to the dealer with respect to purchases made prior to the investor’s failure to fulfill the conditions of the Statement of Intention. If the account exceeds an amount that would otherwise qualify for a reduced sales charge, that reduced sales charge will be applied. Adjustments to sales charges and dealer reallowances will not be made in the case of the shareholder’s death prior to the expiration of the 13-month period.

Statements of Intention are not available for certain employer-sponsored retirement plans.

Statement of Intention forms may be obtained from Putnam Retail Management or from investment dealers. In addition, shareholders may complete the applicable portion of the fund’s standard account application. Interested investors should read the Statement of Intention carefully.

Commissions on Sales to Employee Retirement Plans

Purchases of class A and class R shares. On sales of class A shares at net asset value to certain employer-sponsored retirement plans and health reimbursement accounts and sales of class R shares, Putnam Retail Management may, at its discretion, pay commissions to the dealer of record on net monthly purchases up to the following rates: 1.00% of the first $1 million, 0.75% of the next $1 million and 0.50% thereafter.

February 28, 2017	II-11

For commission payments made by Putnam Retail Management to dealers and other financial intermediaries with respect to other classes of shares offered to employer-sponsored retirement plans and other tax-favored plan investors, see the corresponding sub-heading under “—Sales Charges and Other Share Class Features—Retail Investors.”

DISTRIBUTION PLANS

If the fund or a class of shares of the fund has adopted a distribution (12b-1) plan, the prospectus describes the principal features of the plan. This SAI contains additional information which may be of interest to investors.

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees. No plan may be amended in order to increase materially the costs which the fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be. A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

The fund makes payments under each plan to Putnam Retail Management to compensate Putnam Retail Management for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares or maintaining or improving services provided to shareholders by Putnam Retail Management and investment dealers.

Putnam Retail Management compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the relevant distribution plan, the terms of the service agreements between the dealers and Putnam Retail Management and any applicable limits imposed by FINRA. Unless noted below or where Putnam Retail Management and the applicable dealer have agreed otherwise, these payments commence in the first year after purchase.

Financial institutions receiving payments from Putnam Retail Management as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

Except as otherwise agreed between Putnam Retail Management and a dealer, for purposes of determining the amounts payable to dealers for shareholder accounts for which such dealers are designated as the dealer of record, "average net asset value" means the product of (i) the average daily share balance in such account(s) and (ii) the average daily net asset value of the relevant class of shares over the quarter.

Class A shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class A shares for which such dealers are designated the dealer of record) except as described below. No payments are made during the first year after purchase on shares purchased at net asset value by shareholders that invest at least $1 million, or, in

February 28, 2017	II-12

the case of dealers of record for an employer-sponsored retirement plan investing at least $1 million, where such dealer has agreed to a reduced sales commission.

Rate*	Fund

0.25%	All funds currently making payments under a class A
distribution plan, except for those listed below

0.20% for shares purchased before 3/21/05;	Putnam Tax-Free High Yield Fund
0.25% for shares purchased on or after 3/21/05**

0.20% for shares purchased before 4/1/05;	Putnam AMT-Free Municipal Fund
0.25% for shares purchased on or after 4/1/05

0.20% for shares purchased on or before 12/31/89;	Putnam Convertible Securities Fund
0.25% for shares purchased after 12/31/89	George Putnam Balanced Fund
Putnam Global Equity Fund
Putnam Global Natural Resources Fund
Putnam Global Health Care Fund
The Putnam Fund for Growth and Income
Putnam Investors Fund
Putnam Voyager Fund

0.20% for shares purchased on or before 3/31/90;	Putnam High Yield Trust
0.25% for shares purchased after 3/31/90	Putnam U.S. Government Income Trust

0.20% for shares purchased on or before 1/1/90;	Putnam Equity Income Fund
0.25% for shares purchased after 1/1/90

0.20% for shares purchased on or before 3/31/91;	Putnam Income Fund
0.25% for shares purchased after 3/31/91;

0.10%	Putnam Short Duration Income Fund

0.15% for shares purchased on or before 3/6/92;	Putnam Michigan Tax Exempt Income Fund
0.20% for shares purchased after 3/6/92 but before	Putnam Minnesota Tax Exempt Income Fund
4/1/05;	Putnam Ohio Tax Exempt Income Fund
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 5/11/92;	Putnam Massachusetts Tax Exempt Income Fund
0.20% for shares purchased after 5/11/92 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 12/31/92;	Putnam California Tax Exempt Income Fund
0.20% for shares purchased after 12/31/92 but	Putnam New Jersey Tax Exempt Income Fund
before 4/1/05;	Putnam New York Tax Exempt Income Fund
0.25% for shares purchased on or after 4/1/05	Putnam Tax Exempt Income Fund

0.15% for shares purchased on or before 3/5/93;	Putnam Arizona Tax Exempt Income Fund
0.20% for shares purchased after 3/5/93 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

February 28, 2017	II-13

Rate*	Fund

0.15% for shares purchased on or before 7/8/93;	Putnam Pennsylvania Tax Exempt Income Fund
0.20% for shares purchased after 7/8/93 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.00%	Putnam Government Money Market Fund
Putnam Money Market Fund

*For purposes of this table, shares are deemed to be purchased on date of settlement (i.e. , once purchased and paid for). Shares issued in connection with dividend reinvestments are considered to be purchased on the date of their issuance, not the issuance of the original shares.

**Shares of Putnam Tax-Free High Yield Fund issued in connection with the merger of Putnam Municipal Income Fund into that fund pay a commission at the annual rate of 0.20% or 0.25%, based on the date of the original purchase of the shareholder’s corresponding shares of Putnam Municipal Income Fund, as set forth below: 0.20% for shares purchased on or before 5/7/92; 0.25% for shares purchased after 5/7/92.

Class B shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class B shares for which such dealers are designated the dealer of record).

Rate	Fund

0.25%	All funds currently making payments under a class B
distribution plan, except for those listed below

0.25%, except that the first year's service fees of	Putnam AMT-Free Municipal Fund
0.25% are prepaid at time of sale	Putnam Tax-Free High Yield Fund

0.20%, except that the first year’s service fees of	Putnam Arizona Tax Exempt Income Fund
0.20% are prepaid at time of sale	Putnam California Tax Exempt Income Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Tax Exempt Income Fund

0.50%	Putnam Government Money Market Fund*
Putnam Money Market Fund
Putnam Short Duration Income Fund

* Effective as of the close of business on March 31, 2017, Putnam Money Market Fund and Putnam Government Money Market Fund will limit the 12b-1 fees payable by class B shares to 0.00% of the average net asset value of class B shares for which such dealers are designated the dealer of record.


February 28, 2017	II-14

Class C shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class C shares for which such dealers are designated the dealer of record). No payments are made during the first year after purchase unless the shares were initially purchased without a CDSC, except that payments for Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Short Duration Income Fund will be made beginning in the first year.

Rate	Fund

1.00%	All funds currently making payments under a class C
distribution plan, except for those listed below

0.50%	Putnam Government Money Market Fund *
Putnam Money Market Fund*
Putnam Short Duration Income Fund

* Effective as of the close of business on March 31, 2017, Putnam Money Market Fund and Putnam Government Money Market Fund will limit the 12b-1 fees payable by class C shares to 0.00% of the average net asset value of class C shares for which such dealers are designated the dealer of record.


February 28, 2017	II-15

Different rates may apply to shares sold outside the United States.

Class M shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class M shares for which such dealers are designated the dealer of record), except as follows.

Rate	Fund

0.65%	All Growth, Blend, Value, Global Sector and Asset
Allocation Funds (excluding funds in the Retirement
Income Lifestyle suite) currently making payments
under a class M distribution plan, and Putnam
Absolute Return 500 Fund and Putnam Absolute
Return 700 Fund.

0.40%	All Income funds currently making payments under a
class M distribution plan (except for Putnam Floating
Rate Income Fund, Putnam Government Money
Market Fund, Putnam Money Market Fund, Putnam
Short-Term Municipal Income Fund and Putnam
Short Duration Income Fund) and funds in the
Retirement Income Lifestyle suite.

0.30%	Putnam Absolute Return 100 Fund, Putnam Absolute
Return 300 Fund, Putnam Short-Term Municipal
Income Fund and Putnam Floating Rate Income Fund

0.15%	Putnam Government Money Market Fund *
Putnam Money Market Fund*
Putnam Short Duration Income Fund

* Effective as of the close of business on March 31, 2017, Putnam Money Market Fund and Putnam Government Money Market Fund will limit the 12b-1 fees payable by class M shares to 0.00% of the average net asset value of class M shares for which such dealers are designated the dealer of record.


February 28, 2017	II-16

Putnam Retail Management’s payments to dealers for plans investing in class M shares for which such dealers are designated the dealer of record may equal up to the annual rate of 0.75% of the average net asset value of such class M shares for Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund as well as all Growth, Blend, Value, Global Sector and Asset Allocation Funds currently making payments under a class M distribution plan and up to the annual rate of 0.50% of the average net asset value of such class M shares for all Income funds currently making payments under a class M distribution plan (except for Putnam Floating Rate Income Fund, Putnam Short-Term Municipal Income Fund, Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Short Duration Income Fund).

Different rates may apply to shares sold outside the United States.

Class R shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class R shares for which such dealers are designated the dealer of record). No payments are made to dealers during the first year after purchase unless Putnam Retail Management did not pay a commission to the dealer at purchase.

Rate	Fund

0.50%	All funds currently making payments under a class R
distribution plan*

* Effective as of the close of business on March 31, 2017, Putnam Money Market Fund and Putnam Government Money Market Fund will limit the 12b-1 fees payable by class R shares to 0.00% of the average net asset value of class R shares for which such dealers are designated the dealer of record.


A portion of the class R distribution fee payable to dealers may be paid to third parties who provide services to plans investing in class R shares and participants in such plans.


Class T shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class T shares for which such dealers are designated the dealer of record), except as follows.

Rate	Fund

0.25%	All funds currently making payments under a class
T distribution plan.


February 28, 2017	II-17

Class T1 shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class T1 shares for which such dealers are designated the dealer of record).

Rate	Fund

0.25%	Putnam Government Money Market Fund*
Putnam Money Market Fund*

* Effective as of the close of business on March 31, 2017, Putnam Money Market Fund and Putnam Government Money Market Fund will limit the 12b-1 fees payable by class T1 shares to 0.00% of the average net asset value of class T1 shares for which such dealers are designated the dealer of record.


Additional Dealer Payments

As described earlier in this section, dealers may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the funds. These payments may include servicing payments to retirement plan administrators and other institutions up to the same levels as described above. For purposes of this section the term “dealer” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates.

Putnam Retail Management and its affiliates pay additional compensation to selected dealers under the categories described below. These categories are not mutually exclusive, and a single dealer may receive payments under all categories. These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made pursuant to agreements with dealers and do not change the price paid by investors for the purchase of a share or the amount a fund will receive as proceeds from such sales or the distribution (12b-1) fees and the expenses paid by the fund as shown under the heading “Fees and Expenses” in the prospectus.

Marketing Support Payments. Putnam Retail Management and its affiliates make payments to certain dealers for marketing support services. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer, as well as the size of the dealer’s relationship with Putnam Retail Management. Putnam Retail Management and its affiliates compensate dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. Payments are generally based on one or more of the following factors: average net assets of Putnam’s retail mutual funds attributable to that dealer, gross or net sales of Putnam’s retail mutual funds attributable to that dealer, reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment for services rendered. In addition, payments typically apply to retail sales and assets, but may not, in certain situations, apply to other specific types of sales or assets, such as to retirement plans or fee-based advisory programs.

February 28, 2017	II-18

Although the total of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average assets of Putnam’s retail mutual funds attributable to the dealers.

The following dealers (and such dealers’ respective affiliates) received marketing support payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2016:

American Portfolios Financial Services, Inc.	Lincoln Investment Planning, Inc.

Ameriprise Financial Services, Inc.	LPL Financial LLC

AXA Advisors, LLC	MMC Securities Corp.

BancWest Investment Services, Inc.	Morgan Stanley Smith Barney LLC

Cadaret, Grant & Co. Inc.	National Planning Corporation

Cambridge Investment Research, Inc.	M&T Securities, Inc.

Cetera Advisors, LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.

Cetera Advisor Networks, LLC	MSI Financial Services, Inc.

Cetera Financial Specialists, LLC	Northwestern Mutual Investment Services, LLC

Cetera Investment Services, LLC	Oppenheimer & Co. Inc.

Citigroup Global Markets Inc.	PNC Investments LLC

Citizens Securities, Inc.	Raymond James & Associates, Inc.

Clearing Services, LLC	Raymond James Financial Services, Inc.

Commonwealth Equity Services	RBC Capital Markets, LLC

CUNA Brokerage Services, Inc.	Royal Alliance Associates

CUSO Financial Services, L.P.	Sagepoint Financial, Inc.

First Allied Securities, Inc.	Santander Securities LLC

FSC Securities Corporation	Securities America, Inc.

Girard Securities, Inc.	Securian Financial Services, Inc.

HD Vest Investment Securities, Inc.	Securities Service Network, Inc.

Independent Financial Group, LLC	SII Investments

Investacorp, Inc.	Stifel, Nicolaus & Company, Incorporated

INVEST Financial Corporation	Summit Brokerage Services, Inc.

Investment Centers of America, Inc.	SunTrust Bank, Inc.

Investors Capital Corp.	SunTrust Investment Services, Inc.

Janney Montgomery Scott LLC	TD Ameritrade, Inc.

J.P. Morgan Securities, LLC	TD Ameritrade Clearing, Inc.

J.P. Turner & Company, LLC	Triad Advisors, Inc.

Kestra Investment Services, LLC	U.S. Bancorp Investments, Inc.

KMS Financial Services, Inc.	UBS Financial Services Inc.

Legend Equities Corporation	Voya Financial Advisors, Inc.

Lincoln Financial Advisors Corp.	VSR Financial Services, Inc.

Lincoln Financial Securities Corporation

Additional dealers may receive marketing support payments in 2017 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2016 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

February 28, 2017	II-19

Program Servicing Payments. Putnam Retail Management and its affiliates also make payments to certain dealers that sell Putnam fund shares through dealer platforms and other investment programs to compensate dealers for a variety of services they provide. A dealer may perform program services itself or may arrange with a third party to perform program services. In addition to shareholder recordkeeping, reporting, or transaction processing, program services may include services rendered in connection with dealer platform development and maintenance, fund/investment selection and monitoring, or other similar services. Payments by Putnam Retail Management and its affiliates for program servicing support to any one dealer are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. In addition, Putnam Retail Management and its affiliates make one-time or annual payments to selected dealers receiving program servicing payments in reimbursement of printing costs for literature for shareholders, account maintenance fees or fees for establishment of Putnam funds on the dealer’s system. The amounts of these payments may, but will not normally (except in cases where the aggregate assets in the program are small), cause the aggregate amount of the program servicing payments to such dealer on an annual basis to exceed the amounts set forth above.

The following dealers (and such dealers’ respective affiliates) received program servicing payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2016:

Charles Schwab & Co., Inc.	Pershing LLC

Merrill Lynch, Pierce, Fenner & Smith, Inc.	RBC Capital Markets, LLC

Morgan Stanley Smith Barney LLC	Transamerica Advisors Life Insurance Company

National Financial Services LLC	Trust Company of America


Additional or different dealers may also receive program servicing payments in 2017 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2016 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.


Other Payments. From time to time, Putnam Retail Management, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as FINRA. Such compensation provided by Putnam Retail Management may include financial assistance to dealers that enables Putnam Retail Management to participate in and/or present at dealer-sponsored conferences or seminars, sales or training programs for invited registered representatives and other dealer employees, dealer entertainment, and other dealer-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. Putnam Retail Management makes payments for entertainment events it deems appropriate, subject to Putnam Retail Management’s internal guidelines and applicable law. These payments may vary upon the nature of the event.

Sub-accounting payments. Certain dealers or other financial intermediaries also receive payments from Putnam Investor Services or its affiliates in recognition of sub-accounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. The amount paid for these services varies depending on the share class selected and by dealer or other financial intermediary, and may also take into account the extent to which the services provided by the dealer replace services that Putnam Investor Services or its affiliates would otherwise have to provide. There are no such payments in respect of class R6 shares, and payments in respect of class R5 shares are generally made at an annual rate of up to 0.10% of a fund’s average net assets attributable to class R5 shares held by a dealer or other financial intermediary, except that an annual rate of up to 0.07% of a fund’s average net assets attributable to class R5 shares held by a dealer or other financial intermediary applies to Putnam American

February 28, 2017	II-20

Government Income Fund, Putnam Dynamic Asset Allocation Conservative Fund, Putnam Global Income Trust, Putnam Income Fund and Putnam Short Duration Income Fund. Payments for other classes vary. See the discussion under the heading “MANAGEMENT – Investor Servicing Agent” for more details.

You can ask your dealer for information about payments it receives from Putnam Retail Management or its affiliates and the services it provides for those payments.

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

As noted in the prospectus, in addition to the main investment strategies and the principal risks described in the prospectus, the fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Putnam funds, certain matters described herein may not apply to your fund. Unless a strategy or policy described below is specifically prohibited or limited by the investment restrictions discussed in the fund’s prospectus or in this SAI, or by applicable law, the fund may engage in each of the practices described below without limit. This section contains information on the investments and investment practices listed below. With respect to funds for which Putnam Investments Limited (“PIL”) and/or The Putnam Advisory Company, LLC (“PAC”) serves as sub-investment manager (as described in the fund’s prospectus), references to Putnam Management in this section include PIL and/or PAC, as appropriate.

Temporary Defensive Strategies	Mortgage-backed and Asset-backed Securities

Bank Loans	Options on Securities

Borrowing and Other Forms of Leverage	Preferred Stocks and Convertible Securities

Derivatives	Private Placements and Restricted Securities

Exchange-Traded Notes	Real Estate Investment Trusts (REITs)

Floating Rate and Variable Rate Demand Notes	Redeemable Securities

Foreign Currency Transactions	Repurchase Agreements

Foreign Investments and Related Risks	Securities Loans

Forward Commitments and Dollar Rolls	Securities of Other Investment Companies

Futures Contracts and Related Options	Short Sales

Hybrid Instruments	Short-Term Trading

Inflation-Protected Securities	Special Purpose Acquisition Companies

Initial Public Offerings (IPOs)	Structured Investments

Interfund Borrowing and Lending	Swap Agreements

Inverse Floaters	Tax-exempt Securities

Legal and Regulatory Risk Relating to Investment Strategy	Warrants

Lower-rated Securities	Zero-coupon and Payment-in-kind Bonds

Money Market Instruments

Temporary Defensive Strategies

In response to adverse market, economic, political or other conditions, Putnam Management may take temporary defensive positions that differ from the fund’s usual investment strategies. In implementing these temporary defensive strategies, the fund may invest primarily in, among other things, debt securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments (including, to the extent permitted by law or applicable exemptive relief, money market funds), or any other securities Putnam Management considers consistent with such defensive strategies. While temporary defensive strategies are mainly designed to limit losses, such strategies may not work as intended.

February 28, 2017	II-21

Bank Loans

The fund may invest in bank loans. By purchasing a loan, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The fund may act as part of a lending syndicate, and in such cases would be purchasing a “participation” in the loan. The fund may also purchase loans by assignment from another lender. Many loans are secured by the assets of the borrower, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Putnam Management will generally not have access to non-public information to which other investors in syndicated loans may have access. Because loans in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan will depend almost exclusively on Putnam Management's, and the original lending institution's, credit analysis of the borrower. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy. The loans in which the fund may invest include those that pay fixed rates of interest and those that pay floating rates – i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate.

Loans may be structured in different forms, including novations, assignments and participating interests. In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. As an alternative, the fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The fund may also acquire a loan interest directly by acting as a member of the original lending syndicate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan to collect and pass on to the fund such payments and to enforce the fund's rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the fund from

February 28, 2017	II-22

receiving principal, interest and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the fund holds an interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which the fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. A significant portion of the corporate loans purchased by the fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that Putnam Management believes are attractive arise.

Certain of the loans acquired by the fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the fund is committed to make additional loans under such a participation, it will at all times set aside on its books liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the fund may also involve loans made in foreign (i. e ., non-U.S.) currencies. The fund's investment in such participations would involve the risks of currency fluctuations described in this SAI with respect to investments in the foreign securities.

With respect to its management of investments in bank loans, Putnam Management will normally seek to avoid receiving material, non-public information (“Confidential Information”) about the issuers of bank loans being considered for acquisition by the fund or held in the fund’s portfolio. In many instances, borrowers may offer to furnish Confidential Information to prospective investors, and to holders, of the issuer’s loans. Putnam Management’s decision not to receive Confidential Information may place Putnam Management at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, Putnam Management’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that Putnam Management’s decision not to receive Confidential Information under normal circumstances could adversely affect the fund’s investment performance.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in loans, Putnam Management may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the fund’s portfolio. Possession of such information may in some instances occur despite Putnam Management’s efforts to avoid such possession, but in other instances Putnam Management may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Putnam Management's ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on Putnam Management's ability to trade could have an adverse effect on the fund by, for example, preventing the

February 28, 2017	II-23

fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Putnam Management or an affiliate may hold other securities issued by borrowers whose loans may be held in the fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the loans held in the fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s loans. In such cases, Putnam Management may owe conflicting fiduciary duties to the fund and other client accounts. Putnam Management will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Putnam Management's client accounts collectively held only a single category of the issuer’s securities.

Borrowing and Other Forms of Leverage

The fund may borrow money to the extent permitted by its investment policies and restrictions and applicable law. When the fund borrows money or otherwise leverages its portfolio, the value of an investment in the fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund’s holdings. In addition to borrowing money from banks, the fund may engage in certain other investment transactions that may be viewed as forms of financial leverage – for example, using dollar rolls, investing collateral from loans of portfolio securities, entering into when-issued, delayed-delivery or forward commitment transactions or using derivatives such as swaps, futures, forwards, and options. Because the fund either (1) sets aside cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) on its books in respect of such transactions during the period in which the transactions are open or (2) otherwise “covers” its obligations under the transactions, such as by holding offsetting investments , the fund does not consider these transactions to be borrowings for purposes of its investment restrictions or “senior securities” for purposes of the 1940 Act. In some cases (e.g., with respect to futures and forwards that are contractually required to “cash-settle”), the fund is permitted under relevant guidance from the Securities and Exchange Commission (the “SEC”) or SEC staff to set aside assets with respect to an investment transaction in the amount of its net (marked-to-market) obligations thereunder, rather than the full notional amount of the transaction. By setting aside assets equal only to its net obligations, the fund will have the ability to employ leverage to a greater extent than if it set aside assets equal to the notional amount of the transaction, which may increase the risk associated with such investments.

Each Putnam fund (other than Putnam RetirementReady® Funds, Putnam Retirement Income Fund Lifestyle 1, Putnam Global Sector Fund and Putnam Short-Term Investment Fund) participates in a syndicated committed line of credit provided by State Street Bank and Trust Company and Northern Trust Company and an uncommitted line of credit provided by State Street Bank and Trust Company. These lines of credit are intended to provide a temporary source of cash in extraordinary or emergency circumstances, such as unexpected shareholder redemption requests. The fund may pay a commitment or other fee to maintain a line of credit, in addition to the stated interest rate. A participating fund in the syndicated committed line of credit that invests more than 10% of its assets in other pooled investment vehicles (other than money market funds) (a “fund-of-funds”) will be required to maintain a 400% asset coverage ratio.

Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, options, hybrid instruments, forward contracts, swap agreements and structured investments, are considered to be "derivatives."

February 28, 2017	II-24

Derivatives are financial instruments whose value depends upon, or is derived from, the value or other attributes of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus and in this SAI. The fund’s use of derivatives may cause the fund to recognize higher amounts of short-term capital gains, which are generally taxed to individual shareholders at ordinary income tax rates, and higher amounts of ordinary income, and more generally may affect the timing, character and amount of a fund’s distributions to shareholders. The fund’s use of commodity-linked derivatives can be limited by the fund’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code) or bear adversely on the fund’s ability to so qualify, as discussed in “Taxes” below. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. The fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund’s net asset value. See “— Borrowing and Other Forms of Leverage.” In its use of derivatives, the fund may take both long positions (the values of which move in the same direction as the prices of the underlying investments, pools of investments, indexes or currencies), and short positions (the values of which move in the opposite direction from the prices of the underlying investments, pools of investments indexes or currencies).

Short positions may involve greater risks than long positions, as the risk of loss may be theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the amount invested). The fund may use derivatives that combine “long” and “short” positions in order to capture the difference between underlying investments, pools of investments, indices or currencies.

Exchange-Traded Notes

The fund may invest in exchange-traded notes (“ETNs”). ETNs are typically senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market index less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. The fund may hold the ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant market index. ETNs do not make periodic interest payments and principal is not protected.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN despite the underlying market index remaining unchanged. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the fund characterizes and treats ETNs for tax purposes.

An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and the fund would bear a proportionate share of any fees and expenses borne by the ETN in which it invests.

The fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in

February 28, 2017	II-25

an effort to amplify the returns of an underlying market index can, at times, be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater. The extent of the fund’s investment in commodity-linked ETNs, if any, is limited by tax considerations. For more information regarding the tax treatment of commodity-linked ETNs, please see “Taxes” below.

ETNs are generally similar to structured investments and hybrid instruments. For discussion of these investments and the risks generally associated with them, see “Hybrid Instruments” and “Structured Investments” in this SAI.

Floating Rate and Variable Rate Demand Notes

The fund may purchase taxable or tax-exempt floating rate and variable rate demand notes for short-term cash management or other investment purposes. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Foreign Currency Transactions

To manage its exposure to foreign currencies, the fund may engage in foreign currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options. In addition, the fund may engage in these transactions for the purpose of increasing its return. Foreign currency transactions involve costs, and, if unsuccessful, may reduce the fund’s return.

Generally, the fund may engage in both "transaction hedging" and "position hedging." The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received. The fund may also engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which securities the fund intends to buy are denominated or quoted).

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency or for other hedging or non-hedging purposes. If conditions warrant, for hedging or non-hedging purposes, the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. The fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

February 28, 2017	II-26

A foreign currency futures contract is a standardized exchange-traded contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC"), such as the New York Mercantile Exchange, and have margin requirements.

A foreign currency forward contract is a negotiated agreement to exchange currency at a future time, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. The contract price may be higher or lower than the current spot rate. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. In addition, forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, so that no intermediary is required. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts may be effected only on a commodities exchange or board of trade which provides a secondary market in such contracts; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

As noted above, the fund may purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

February 28, 2017	II-27

Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies may be affected by all of those factors which influence foreign exchange rates and investments generally.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they involve costs to the fund and tend to limit any potential gain which might result from the increase in value of such currency.

The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency are unattractive. In this situation, the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will set aside liquid assets on its books to cover forward contracts used for non-hedging purposes.

In addition, the fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies -- the U.S. dollar and the foreign currency in question. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be

February 28, 2017	II-28

disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

Foreign Investments and Related Risks

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. In addition, the fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after a fund's income has been earned and translated into U.S. dollars (but before payment), the fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, there may be less (or less effective) regulation of exchanges, brokers and listed companies in some foreign countries. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than in the United States.

Foreign settlement procedures and trade regulations may be more complex and involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets. For example, settlement of transactions involving foreign securities or foreign currencies (see below) may occur within a foreign country, and the fund may accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may pay fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of sanctions (whether imposed by the local sovereign or by the United States government), currency exchange controls, foreign withholding or other taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political, social or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or

February 28, 2017	II-29

proceeds from the sale of, foreign securities may be subject to foreign withholding or other taxes, and special U.S. tax considerations may apply.

Note on MSCI indices. MSCI, Inc. (MSCI) publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. Putnam Management believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI index.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.

The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries. These restrictions may take the form of prior governmental approval requirements, limits on the amount or type of securities held by foreigners and limits on the types of companies in which foreigners may invest (e.g., limits on investment in certain industries). Some countries also limit the investment of foreign persons to only a specific class of securities of an issuer that may have less advantageous terms or rights or preferences than securities of the issuer available for purchase by domestic parties, or may directly limit foreign investors’ rights (such as voting rights). Although securities subject to such restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. Foreign laws may also impact the availability of derivatives or hedging techniques relating to a foreign country’s government securities. In each of these situations, the funds’ ability to invest significantly in desired issuers, or the terms of such investments, could be negatively impacted as a result of the relevant legal restriction. Sanctions imposed by the United States government on other countries or persons or issuers operating in such countries could restrict the fund’s ability to buy affected securities or to sell any affected securities it has previously purchased, which may subject the fund to greater risk of loss in those securities.

For purposes of some foreign holding limits or disclosure thresholds, all positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable limits or thresholds have been exceeded. Thus, even if the fund does not intend to exceed applicable limits, it is possible that different clients managed by Putnam Management and its affiliates (including separate affiliates owned by Power Corporation of Canada outside the Putnam Investments group) may be aggregated for this purpose. These limits may adversely affect the fund’s ability to invest in the applicable security.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in developing countries, also known as "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation

February 28, 2017	II-30

or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.

American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing in foreign securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Forward Commitments and Dollar Rolls

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions, to sell securities it owns under delayed delivery arrangements, or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as "cover" for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. Where the fund purchases or sells an option, which is to be settled in cash, to buy or sell a TBA sale commitment, the fund will segregate cash or liquid assets in an amount equal to the current “mark-to-market” value of the option.

February 28, 2017	II-31

Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

The fund may enter into dollar roll transactions (generally using TBAs) in which it sells a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, the fund foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The fund would also be able to earn interest on the proceeds of the sale before they are reinvested. The fund accounts for dollar rolls as purchases and sales. Because cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) in the amount of the fund’s commitment under a dollar roll is set aside on the fund’s books, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the fund may be adversely affected.

Futures Contracts and Related Options

Subject to applicable law, the fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. Examples of futures contracts that the fund may use (which may include single-security futures) include, without limitation, U.S. Treasury security futures, index futures, corporate or municipal bond futures, Government National Mortgage Association certificate futures, interest rate swap futures, and Eurodollar futures. In addition, as described elsewhere in this SAI, the fund may use foreign currency futures.

Although futures contracts (other than index futures and futures based on the volatility or variance experienced by an index) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Index futures and futures based on the volatility or variance experienced by an index do not call for actual delivery or acceptance of commodities or securities, but instead require cash settlement of the futures contract on the settlement date specified in the contract. Such contracts may also be closed out before the settlement date. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is

February 28, 2017	II-32

unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Instead, upon entering into a contract, the fund is required to deliver to the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs. Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

The fund does not intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund's net assets.

Putnam Management has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC with respect to each Putnam fund. Accordingly, Putnam Management (with respect to the funds) is not subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, each fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, Putnam Management may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that fund. Putnam Management’s eligibility to claim the exclusion with respect to a fund will be based upon, among other things, the level and scope of the fund’s investment in commodity interests, the purposes of such investments and the manner in which the fund holds out its use of commodity interests. A fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by Putnam Management's intention to operate the fund in a manner that would permit Putnam Management to continue to claim the exclusion under Rule 4.5, which may adversely affect the fund’s total return. In the event the fund’s investments in commodity interests require Putnam Management to register with the CFTC as a commodity pool operator with respect to a fund, the fund’s expenses may increase, adversely affecting that fund’s total return.

Index futures. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into

February 28, 2017	II-33

a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected U.S. common stocks. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are currently to buy or sell 250 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 250 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $1,000 (250 units x gain of $4). If the fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $500 (250 units x loss of $2).

Options on futures contracts. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the underlying asset on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or indices or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner, and involve the same risks, as options purchased or written directly on the underlying investments. In addition, the fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts. The writing of an option on a futures contract involves risks similar to those relating to the sale of futures contracts.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts generally involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments.

February 28, 2017	II-34

As an alternative to purchasing call and put options on index futures, the fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates and market movements, and, in the case of index futures and futures based on the volatility or variance experienced by an index, Putnam Management’s ability to predict the future level of the index or the future volatility or variance experienced by an index. For example, it is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio, which may differ from those that comprise the index, may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities or other assets underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures used by the fund and the portion of the portfolio being hedged, the prices of futures may not correlate perfectly with movements in the underlying asset due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the expected relationship between the underlying asset and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the underlying asset and movements in the prices of related futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or

February 28, 2017	II-35

options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Hybrid Instruments

These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”).

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or pays interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

February 28, 2017	II-36

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the fund would have to consider and monitor. In addition, uncertainty regarding the tax treatment of hybrid instruments may reduce demand for such instruments. Tax considerations may also limit the extent of the fund’s investments in certain hybrid instruments. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Inflation-Protected Securities

The fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. The fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation. The fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States. In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation.

February 28, 2017	II-37

Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the fund holds the security, the fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, when the fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company and to eliminate any fund-level income tax liability under the Code.

The U.S. Treasury began issuing inflation-protected bonds in 1997. Certain non-U.S. governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-protected bonds, and there may be a more liquid market in certain of these countries for these securities.

Initial Public Offerings

The fund may purchase debt or equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the fund may hold securities purchased in an IPO for a very short period of time. As a result, the fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time the fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Putnam funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease.

Interfund Borrowing and Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls, the fund has entered into a Master Interfund Lending Agreement by and among each Putnam fund and Putnam Management (the “Interfund Lending Agreement”) under which the fund may lend or borrow money for temporary purposes directly to or from another Putnam fund (an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the fund permitting such Interfund Loans. All Interfund Loans would consist only of uninvested cash reserves that the lending fund otherwise would invest in short-term repurchase agreements or other short-term instruments. At this time, Putnam Short-Term Investment Fund is the only Putnam fund expected to make its uninvested cash reserves available for Interfund Loans.

If the fund has outstanding borrowings, any Interfund Loans to the fund (a) would be at an interest rate equal to or lower than that of any outstanding bank loan, (b) would be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, and (c) would have a maturity no longer than any outstanding bank loan (and in any event not over seven days). In addition, if an event of default were to occur under any agreement evidencing an outstanding bank

February 28, 2017	II-38

loan to the fund, the event of default would automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and such a call would be deemed made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

The fund may make an unsecured borrowing under the Interfund Lending Agreement if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Putnam fund, the fund’s Interfund Loan would be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan secured by collateral. If the fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. All secured Interfund Loans would be secured by the pledge of segregated collateral with a market value equal to at least 102% of the outstanding principal value of the Interfund Loan. The fund may not borrow from any source if its total outstanding borrowings immediately after the borrowing would exceed the limits imposed by Section 18 of the 1940 Act or the fund’s fundamental investment restrictions.

The fund may not lend to another Putnam fund under the Interfund Lending Agreement if the Interfund Loan would cause its aggregate outstanding Interfund Loans to exceed 15% of the fund’s current net assets at the time of the Interfund Loan. The fund’s Interfund Loans to any one fund may not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans would be limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Interfund Loans effected within seven days of each other would be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. If the fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due.

Inverse Floaters

These securities have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels – rising when prevailing short-term interest rate fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.

Legal and Regulatory Risks Relating to Investment Strategy

The fund may be adversely affected by new (or revised) laws or regulations that may be imposed by the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, or other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets. These agencies are empowered to promulgate a variety of rules pursuant to financial reform legislation in the United States. The fund may also be adversely affected by changes in the enforcement or interpretation of existing statutes and rules. The regulatory environment for private funds is evolving, and changes in the regulation of private funds may

February 28, 2017	II-39

adversely affect the value of the investments held by the fund and the ability of the fund to execute its investment strategy. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including new clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, adversely affect the value of the investments held by the fund, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the fund does not intend to exceed applicable position limits, it is possible that different clients managed by Putnam Management and its affiliates may be aggregated for this purpose. Any modification of trading decisions or elimination of open positions that may be required to avoid exceeding such limits may adversely affect the profitability of the fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain threshold and is expected to adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the fund may trade have adopted reporting requirements. If the fund’s short positions or its strategy become generally known, the fund’s ability to implement its investment strategy could be adversely affected. In particular, other investors could cause a “short squeeze” in the securities held short by the fund forcing the fund to cover its positions at a loss. Such reporting requirements may also limit the fund’s ability to access management and other personnel at certain companies where the fund seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the fund could decrease drastically. In addition, the SEC recently proposed additional restrictions on short sales, which could restrict the fund’s ability to engage in short sales in certain circumstances. The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the fund to execute certain investment strategies.

Recently enacted federal legislation requires the adoption of regulations that will require any creditor that makes a loan and any securitizer of a loan to retain at least 5% of the credit risk on any loan that is transferred, sold or conveyed by such creditor or securitizer. It is currently unclear how these requirements will apply to loan participations, syndicated loans, and loan assignments. Investors, such as the fund, that seek or hold investments in loans could be adversely affected by the regulation.

Lower-rated Securities

The fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to

February 28, 2017	II-40

make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See "SECURITIES RATINGS."

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund's fixed-income assets. Conversely, during periods of rising interest rates, the value of the fund's fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund's net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund's goal(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund's assets may be invested in an issue of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In the case of tax-exempt funds, any income derived from the fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund's intention to qualify as a "regulated investment company" under the Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

February 28, 2017	II-41

To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories.

Money Market Instruments

Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (i.e., certificates of deposit and bankers’ acceptances), repurchase agreements and various government obligations, such as Treasury bills. These instruments have a remaining maturity of one year or less and are generally of high credit quality. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the IRS nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security (that is, backed by a pool of assets representing the obligations of a number of different issuers), in which case certain of the risks discussed in “Mortgage-backed and Asset-backed securities” would apply. Commercial paper is traded primarily among institutions.

Putnam Money Market Fund may invest in bankers’ acceptances issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. If the Trustees change this minimum deposit requirement, shareholders would be notified. Other Putnam funds may invest in bankers’ acceptances without regard to this requirement.

In accordance with rules issued by the SEC, the fund may from time to time invest all or a portion of its cash balances in money market and/or short-term bond funds advised by Putnam Management. In connection with such investments, Putnam Management may waive a portion of the advisory fees otherwise payable by the fund. See “Charges and expenses” in Part I of this SAI for the amount, if any, waived by Putnam Management in connection with such investments.

Mortgage-backed and Asset-backed Securities

Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a

February 28, 2017	II-42

yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. If rates increase due to a reset, the risk of default by underlying borrowers may increase. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. The fund may also invest in “hybrid” ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

February 28, 2017	II-43

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

Asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Options on Securities

Writing covered options. The fund may write covered call options and covered put options on optionable securities held in its portfolio or that it has an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books), when in the opinion of Putnam Management such transactions are consistent with the fund's goal(s) and policies. Call options written by the fund give the purchaser the right to buy the

February 28, 2017	II-44

underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges) or have an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books). In the case of put options, the fund will set aside on its books assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees and equal in value to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, if the fund holds the security, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. If the fund does not hold the underlying security, the fund bears the risk that, if the market price exceeds the option strike price, the fund will suffer a loss equal to the difference at the time of exercise. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. The fund may also purchase put options for other investment purposes, including to take a short position in the security underlying the put option.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price

February 28, 2017	II-45

regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. The fund may also purchase call options for other investment purposes.

Risk factors in options transactions. The successful use of the fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price. If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. For example, if a fund is unable to purchase a security underlying a put option it had purchased, the fund may be unable to exercise the put option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if it is unable to exercise the put option prior to its expiration.

February 28, 2017	II-46

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities. The fund may use both European-style options, which are only exercisable immediately prior to their expiration, and American-style options, which are exercisable at any time prior to the expiration date.

In addition to options on securities and futures, the fund may also enter into options on futures, swaps, or other instruments as described elsewhere in this SAI.

Preferred Stocks and Convertible Securities

The fund may invest in preferred stocks or convertible securities. A preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer's assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights. In addition, many preferred stocks may be called or redeemed prior to their maturity by the issuer under certain conditions.

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e. , a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. Convertible securities generally have less potential for gain than common stocks.

The fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer.

February 28, 2017	II-47

Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund's investments in preferred stocks and convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Private Placements and Restricted Securities

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities,"i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 (the “Securities Act”) or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of publicly traded securities. Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. The fund may be deemed to be an "underwriter" for purposes of the Securities Act when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Putnam Management.

Real Estate Investment Trusts (REITs)

The fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. Like regulated investment companies such as the fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. The fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the fund’s own expenses.

February 28, 2017	II-48

REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the risk of borrower default, the likelihood of which is increased for mortgage REITs that invest in sub-prime mortgages. REITs, and mortgage REITs in particular, are also subject to interest rate risk. REITs are dependent upon their operators’ management skills, are generally not diversified (except to the extent the Code requires), and are subject to heavy cash flow dependency and the risk of default by borrowers. REITs are also subject to the possibility of failing to qualify for the tax-advantaged treatment available to REITs under the Code or failing to maintain their exemptions from registration under the 1940 Act. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

The fund's investment in a REIT may result in the fund making distributions that constitute a return of capital to fund shareholders for federal income tax purposes. In addition, distributions by a fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Redeemable Securities

Certain securities held by the fund may permit the issuer at its option to "call" or redeem its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Repurchase Agreements

Each fund may enter into repurchase agreements amounting to not more than 25% of its total assets, except that this 25% limitation does not apply to repurchase agreements entered into in connection with short sales and to investments by a money market fund and Putnam Short Term Investment Fund. Money market funds and Putnam Short Term Investment Fund may invest without limit in repurchase agreements. A repurchase agreement is a contract under which the fund, the buyer under the contract, acquires a security subject to the obligation of the seller (or repurchase agreement counterparty) to repurchase, and the fund to resell, the security at a fixed time and price, which represents the fund's cost plus interest (or, for repurchase agreements under which the fund acquires a security and then sells it short, the fund’s cost of “borrowing” the security). A repurchase agreement with a stated maturity of longer than one week is considered an illiquid investment. It is the fund's present intention to enter into repurchase agreements only with banks and registered broker-dealers. The fund may enter into repurchase agreements, including with respect to securities it wishes to sell short. See “Short Sales” in this SAI. Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, settlement may be made by delivery of cash equal to the difference between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement.

The fund may be exposed to the credit risk of the repurchase agreement counterparty (or seller) in the event that the counterparty is unable to close out the repurchase agreement in accordance with its terms. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest.

February 28, 2017	II-49

In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the SEC, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

The fund may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, the fund sells portfolio assets subject to an agreement by the fund to repurchase the same assets at an agreed upon price and date. The fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the fund’s right to repurchase the securities. The fund’s use of reverse repurchase agreements also subjects the fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as over-the-counter derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Securities Loans

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities. The fund may pay fees in connection with arranging loans of its portfolio securities.

Securities of Other Investment Companies

Securities of other investment companies, including shares of open- and closed-end investment companies and unit investment trusts (which may include exchange-traded funds (“ETFs”)), represent interests in collective investment portfolios that, in turn, invest directly in underlying instruments. The fund may invest in other investment companies when it has more uninvested cash than Putnam Management believes is advisable, when it receives cash collateral from securities lending arrangements, when there is a shortage of direct investments available, or when Putnam Management believes that investment companies offer attractive values.

February 28, 2017	II-50

Investment companies may be structured to perform in a similar fashion to a broad-based securities index or may focus on a particular strategy or class of assets. ETFs typically seek to track the performance or dividend yield of specific indexes or companies in related industries. These indexes may be broad-based, sector-based or international. Investing in investment companies involves substantially the same risks as investing directly in the underlying instruments, but also involves expenses at the investment company-level, such as portfolio management fees and operating expenses. These expenses are in addition to the fees and expenses of the fund itself, which may lead to duplication of expenses while the fund owns another investment company’s shares. In addition, investing in investment companies involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the underlying instruments or index. To the extent the fund invests in other investment companies that are professionally managed, its performance will also depend on the investment and research abilities of investment managers other than Putnam Management.

Open-end investment companies typically offer their shares continuously at net asset value plus any applicable sales charge and stand ready to redeem shares upon shareholder request. The shares of certain other types of investment companies, such as ETFs and closed-end investment companies, typically trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. In the case of closed-end investment companies, the number of shares is typically fixed. The securities of closed-end investment companies and ETFs carry the risk that the price the fund pays or receives may be higher or lower than the investment company’s net asset value. ETFs and closed-end investment companies are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. The shares of investment companies, particularly closed-end investment companies, may also be leveraged, which would increase the volatility of the fund’s net asset value.

The extent to which the fund can invest in securities of other investment companies, including ETFs, is generally limited by federal securities laws. For more information regarding the tax treatment of ETFs, please see “Taxes” below.

Short Sales

The fund may engage in short sales of securities either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the fund does not own declines in value. Short sales are transactions in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the short position. The fund may also engage in short sales by entering into a repurchase agreement with respect to the security it wishes to sell short. See “– Repurchase Agreements” in this SAI. The fund will incur a gain if the price of the security declines between the date of the short sale and the date on which the fund replaces the borrowed security (or closes out the related repurchase agreement); and the fund will incur a loss if the price of the security increases between those dates. Such a loss is theoretically unlimited since the potential increase in the market price of the security sold short is not limited. Until the security is replaced, the fund must pay the lender (or repurchase agreement counterparty) any dividends or interest that accrues during the period of the loan (or repurchase agreement). To borrow (or enter into a repurchase agreement with respect to) the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. The fund’s successful use of short sales is subject to Putnam Management’s ability to accurately predict movements in the market price of the security sold short. Short selling may involve financial leverage because the fund is exposed both to changes in the market price of the security sold short and to changes in the value of securities purchased with the proceeds of the short sale, effectively leveraging its assets. Under adverse market conditions, a fund may have difficulty purchasing securities to meet its short sale delivery obligations, and may be required to close out its short position at a time when the fund would not choose to do so, and may therefore have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when

February 28, 2017	II-51

fundamental investment considerations may not favor such sales. While the fund has an open short position, it will segregate, by appropriate notation on its books or the books of its custodian, cash or liquid assets at least equal in value to the market value of the securities sold short. The segregated amount will be “marked-to-market” daily. Because of this segregation, the fund does not consider these transactions to be “senior securities” for purposes of the 1940 Act. In connection with short sale transactions, the fund may be required to pledge certain additional assets for the benefit of the securities lender (or repurchase agreement counterparty) and the fund may, while such assets remain pledged, be limited in its ability to invest those assets in accordance with the fund’s investment strategies.

Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, in lieu of delivering the securities sold short, settlement may be made by delivery of cash equal to the difference between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement. Because that cash amount represents the fund’s maximum loss in the event of the insolvency of the counterparty, the fund will, except where the local market practice for foreign securities to be sold short requires payment prior to delivery of such securities, treat such amount, rather than the full notional amount of the repurchase agreement, as its “investment” in securities of the counterparty for purposes of all applicable investment restrictions, including its fundamental policy with respect to diversification.

Short-term Trading

In seeking the fund's objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income when distributed to taxable individual shareholders. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund's portfolio.

Special Purpose Acquisition Companies

The fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Structured Investments

February 28, 2017	II-52

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Swap Agreements

The fund may enter into swap agreements and other types of over-the-counter transactions such as caps, floors and collars with broker-dealers or other financial institutions for hedging or investment purposes. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index or other underlying financial measure exceeds a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index or other underlying financial measure falls or other underlying measure below a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structures, swap agreements may increase or decrease the fund's exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, mortgage rates, corporate borrowing rates, or other factors such as security prices, inflation rates or the volatility of an index or one or more securities. For example, if the fund agrees to exchange payments in U.S. dollars for payments in a non-U.S. currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to that non-U.S. currency and interest rates. The fund may also engage in total return swaps, in which payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity or fixed-income security, a combination of such securities, or an index). A swap agreement may be structured with reference to an index of securities that is created and maintained by the swap counterparty. The fund may also enter into swap agreements on futures contracts including, but not limited to, index futures contracts. Swap agreements on futures contracts are generally subject to the same risks involved in the fund’s use of futures contracts, in addition to the risks involved in the fund’s use of swap agreements. See “— Futures Contracts and Related Options.” A total return swap, or a swap on a futures contract, may add leverage to a portfolio by providing investment exposure to an underlying asset or market where the fund does not own or take physical custody of such asset or invest directly in such market.

February 28, 2017	II-53

The fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. If a counterparty's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty's insolvency. If the returns of an index upon which a swap is based are unavailable or cannot be calculated (including where the index is created and maintained by the swap counterparty), the fund may experience difficulty in valuing the swap or in determining the amounts owed to or by the counterparty, regardless of whether the counterparty has defaulted. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

The fund may also enter into options on swap agreements ("swaptions"). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. Swaptions are generally subject to the same risks involved in the fund’s use of options. See “—Options on Securities.”

A credit default swap is an agreement between the fund and a counterparty that enables the fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). The fund may enter into credit default swap contracts for investment purposes. As a credit protection seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return for its obligation, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

The fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers or profit from changes in the creditworthiness of the particular issuer(s) (also known as “buying credit protection”). In these cases, the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the fund’s return.

Tax-exempt Securities

General description. As used in this SAI, the term "Tax-exempt Securities" includes debt obligations issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) and their agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) the corresponding state’s personal income tax. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide

February 28, 2017	II-54

range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-exempt Securities may be issued include the refunding of outstanding obligations or the payment of general operating expenses.

Short-term Tax-exempt Securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

In addition, certain types of "private activity" bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term Tax-exempt Securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute Tax-exempt Securities, although the current federal tax laws place substantial limitations on the size of such issues.

Tax-exempt Securities share many of the structural features and risks of other bonds, as described elsewhere in this SAI. For example, the fund may purchase callable Tax-exempt Securities, zero-coupon Tax-exempt Securities, or “stripped” Tax-exempt Securities, which entail additional risks. The fund may also purchase structured or asset-backed Tax-exempt Securities, such as the securities (including preferred stock) of special purpose entities that hold interests in the Tax-exempt Securities of one or more issuers and issue “tranched” securities that are entitled to receive payments based on the cash flows from those underlying securities. See “—Redeemable securities,” “—Zero-coupon and Payment-in-kind Bonds,” “—Structured investments,” and “—Mortgage-backed and Asset-backed Securities” in this SAI. Structured Tax-exempt Securities may involve increased risk that the interest received by the fund may not be exempt from federal or state income tax, or that such interest may result in liability for the alternative minimum tax for shareholders of the fund. For example, in certain cases, the issuers of certain securities held by a special purpose entity may not have received an unqualified opinion of bond counsel that the interest from the securities will be exempt from federal income tax and (if applicable) the corresponding state’s personal income tax.

The amount of information about the financial condition of an issuer of Tax-exempt Securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities of better-known issuers.

Escrow-secured or pre-refunded bonds. These securities are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest-bearing debt securities, generally direct obligations of the U.S. government, in order to redeem (or “pre-refund”), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond until that bond’s call date. Pre-refunded bonds often receive an ‘AAA’ or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will fall to its call price.

Residual interest bonds. The fund may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or a periodic auction process, while the residual interest bond holder

February 28, 2017	II-55

receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Tobacco Settlement Revenue Bonds. The fund may invest in tobacco settlement revenue bonds, which are secured by an issuing state’s proportionate share of payments under the Master Settlement Agreement (“MSA”). The MSA is an agreement that was reached out of court in November 1998 between 46 states and six U.S. jurisdictions and tobacco manufacturers representing an overwhelming majority of U.S. market share. The MSA provides for annual payments by the manufacturers to the states and jurisdictions in perpetuity in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Within some states, certain localities may in turn be allocated a specific portion of the state’s MSA payment pursuant to an arrangement with the state.

A number of state and local governments have securitized the future flow of payments under the MSA by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the fund, are dependent on the receipt of future settlement payments by the state or its instrumentality. The actual amount of future settlement payments may vary based on, among other things, annual domestic cigarette shipments, inflation, the financial capability of participating tobacco companies, and certain offsets for disputed payments. Payments made by tobacco manufacturers could be reduced if cigarette shipments continue to decline below the base levels used in establishing manufacturers’ payment obligations under the MSA. Demand for cigarettes in the U.S. could continue to decline based on many factors, including, without limitation, anti-smoking campaigns, tax increases, price increases implemented to recoup the cost of payments by tobacco companies under the MSA, reduced ability to advertise, enforcement of laws prohibiting sales to minors, elimination of certain sales venues such as vending machines, and the spread of local ordinances restricting smoking in public places.

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. The bankruptcy of an MSA-participating manufacturer could cause delays or reductions in bond payments, which would affect the fund’s net asset value. Under the MSA, a market share loss by MSA-participating tobacco manufacturers to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts under some circumstances.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims, including, among others, claims that the MSA violates federal antitrust law. In addition, the United States Department of Justice has alleged in a civil lawsuit that the major tobacco companies defrauded and misled the American public about the health risks associated with smoking cigarettes. An adverse outcome to this lawsuit or to any other litigation matters or regulatory actions relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers.

In addition to the risks described above, tobacco settlement revenue bonds are subject to other risks described in this SAI, including the risks of asset-backed securities discussed under “Mortgage-backed and Asset-backed Securities.”

Participation interests (Money Market Funds only). The money market funds may invest in Tax-exempt Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Tax-exempt Securities,

February 28, 2017	II-56

provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Tax-exempt Securities will be exempt from federal income tax to the same extent as interest on the Tax-exempt Securities. The money market funds may also invest in Tax-exempt Securities by purchasing from banks participation interests in all or part of specific holdings of Tax-exempt Securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the money market funds in connection with the arrangement. The money market funds will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the IRS that interest earned by it on Tax-exempt Securities in which it holds such participation interests is exempt from federal income tax. No money market fund expects to invest more than 5% of its assets in participation interests.

Stand-by commitments. When the fund purchases Tax-exempt Securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those Tax-exempt Securities. A stand-by commitment may be considered a security independent of the Tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Tax-exempt security to a third party at any time. The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. The fund does not expect to assign any value to stand-by commitments.

Yields. The yields on Tax-exempt Securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the Tax-exempt Securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-exempt Securities with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of Tax-exempt Securities or changes in the investment objectives of investors. Subsequent to purchase by the fund, an issue of Tax-exempt Securities or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the fund. Putnam Management will consider such an event in its determination of whether the fund should continue to hold an investment in its portfolio. Downgrades of Tax-exempt Securities held by a money market fund may require the fund to sell such securities, potentially at a loss.

"Moral obligation" bonds. The fund may invest in so-called “moral obligation” bonds, where repayment of the bond is backed by a moral (but not legally binding) commitment of an entity other than the issuer, such as a state legislature, to pay. Such a commitment may be in addition to the legal commitment of the issuer to repay the bond or may represent the only payment obligation with respect to the bond (where, for example, no amount has yet been specifically appropriated to pay the bond. See “—Municipal leases” below.)

Municipal leases. The fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, “lease obligations”) of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Certain of these lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

February 28, 2017	II-57

Additional risks. Securities in which the fund may invest, including Tax-exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their Tax-exempt Securities may be materially affected.

From time to time, legislation may be introduced or litigation may arise that may restrict or eliminate the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of Tax-exempt Securities. Further proposals limiting the issuance of Tax-exempt Securities may well be introduced in the future. If it appeared that the availability of Tax-exempt Securities for investment by the fund and the value of the fund's portfolio could be materially affected by such changes in law, the Trustees of the fund would reevaluate its goal and policies and consider changes in the structure of the fund or its dissolution. Shareholders should consult their tax advisors for the current law on tax-exempt bonds and securities.

Warrants

The fund may invest in warrants, which are instruments that give the fund the right to purchase certain securities from an issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

In addition to warrants on securities, the fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the

February 28, 2017	II-58

warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Zero-coupon and Payment-in-kind Bonds

The fund may invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements under the Code.

TAXES

The following discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Taxation of the fund. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the fund’s total assets is invested, including through corporations in which the fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

February 28, 2017	II-59

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income of a regulated investment company derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in paragraph (b) above, identification of the issuer (or, in some cases, issuers) of a particular fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the fund’s ability to meet the diversification test in (b) above. Also, for the purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to U. S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the fund were to fail to meet the income, diversification or distribution test described above, the fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders, and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the fund’s shares (as described below). In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income (if any). The fund may distribute its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Investment company taxable income (which is retained by the fund) will be subject to tax at regular corporate rates. The fund may also retain for investment its net capital gain. If the fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as

February 28, 2017	II-60

undistributed capital gains in a notice to its shareholders who will be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The fund is not required to, and there can be no assurance the fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a regulated investment company generally may also elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

The fund distributes its net investment income and capital gains to shareholders as dividends at least annually to the extent required to qualify as a regulated investment company under the Code and generally to avoid U.S. federal income or excise tax. Under current law, provided it is not treated as a “personal holding company” for U.S. federal income tax purposes, the fund is permitted to treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the fund’s accumulated earnings and profits as a dividend on the fund’s tax return. This practice, which involves the use of tax equalization, will have the effect of reducing the amount of income and gains that the fund is required to distribute as dividends to shareholders in order for the fund to avoid U. S. federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to non-redeeming shareholders and the amount of any undistributed income will be reflected in the value of the shares of the fund; the total return on a shareholder’s investment will not be reduced as a result of this distribution policy.

Fund distributions. Distributions from the fund (other than exempt-interest dividends, as discussed below) generally are taxable to shareholders as ordinary income to the extent derived from the fund’s investment income and net short-term capital gains. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares of the fund or other Putnam funds.

February 28, 2017	II-61

Taxes on distributions of capital gains are determined by how long the fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain that are properly reported by the fund as capital gain dividends (“Capital Gain Dividends”) will be treated as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions from capital gains generally are made after applying any available capital loss carryforwards. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the fund of net investment income and capital gains (other than exempt-interest dividends) as described herein, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the fund.

Distributions of investment income reported by the fund as “qualified dividend income” received by an individual will be taxed at the reduced rates applicable to net capital gain. In order for some portion of the dividends received by a fund shareholder to be qualified dividend income, the fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Each fund, other than fixed-income and money market funds, generally expects to report eligible dividends as qualified dividend income.

In general, distributions of investment income reported by the fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such fund’s shares. In any event, if the aggregate qualified dividends received by the fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

In general, fixed-income and money market funds receive interest, rather than dividends, from their portfolio securities. As a result, it is not currently expected that any significant portion of such funds’ distributions to shareholders will be derived from qualified dividend income. For information regarding qualified dividend income received from underlying funds, see “Funds of funds” below.

February 28, 2017	II-62

In general, dividends of net investment income received by corporate shareholders of the fund will qualify for the 70% dividends-received deduction generally available to corporations only to the extent of the amount of eligible dividends received by the fund from domestic corporations for the taxable year. A dividend received by the fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). For information regarding eligibility for the dividends-received deduction of dividend income derived from an underlying fund, see “Funds of funds” below.

Exempt-interest dividends. A fund will be qualified to pay exempt-interest dividends to its shareholders if, at the close of each quarter of the fund’s taxable year, at least 50% of the total value of the fund’s assets consists of obligations the interest on which is exempt from federal income tax under Section 103(a) of the Code. In some cases, the fund may also pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests (see “Funds of funds,” below). Distributions that the fund reports as exempt-interest dividends are treated as interest excludable from shareholders’ gross income for federal income tax purposes but may be taxable for federal alternative minimum tax (“AMT”) purposes and for state and local purposes. If the fund intends to qualify to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users.

A fund that is qualified to pay exempt-interest dividends will notify its shareholders in a written statement of the portion of distributions for the taxable year that constitutes exempt-interest dividends.

Exempt-interest dividends may be taxable for purposes of the federal AMT. For individual shareholders, exempt-interest dividends that are derived from interest on private activity bonds that are issued after August 7, 1986 (other than a “qualified 501(c)(3) bond,” as such term is defined in the Code) generally must be included in an individual’s tax base for purposes of calculating the shareholder’s liability for U.S. federal AMT. Corporate shareholders will be required to include all exempt-interest dividends in determining their federal AMT. The AMT calculation for corporations is based, in part, on a corporation’s earnings and profits for the year. A corporation must include all exempt-interest dividends in calculating its earnings and profits for the

February 28, 2017	II-63

year. Putnam AMT-Free Municipal Fund intends to distribute exempt-interest dividends that will not be taxable for federal AMT purposes for individuals. It intends to make such distributions by investing in Tax-exempt Securities other than private activity bonds that are issued after August 7, 1986 (other than “qualified 501(c)(3) bonds,” as such term is defined in the Code). Because corporate shareholders are required to include all exempt-interest dividends in determining their federal AMT, exempt-interest dividends distributed by Putnam AMT-Free Municipal Fund will be taxable for purposes of the federal AMT.

Funds of funds. If the fund invests in shares of underlying funds, a portion of its distributable income and gains will consist of distributions from the underlying funds and gains and losses on the disposition of shares of the underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until and only to the extent that it disposes of shares of the underlying fund in a transaction qualifying for sale or exchange treatment or those losses reduce distributions required to be made by the underlying fund. Moreover, even when the fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund).

In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to the fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the fund at a loss and the fund acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that the fund will be required to distribute to shareholders may be greater than such amounts would have been had the fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the amount or timing of distributions from the fund qualifying for treatment as being of a particular character (e.g., as long-term capital gain, exempt interest, eligible for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the fund invested directly in the securities held by the underlying funds.

If the fund receives dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund reports such dividends as “qualified dividend income,” then the fund may, in turn, report a portion of its distributions as “qualified dividend income” as well, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

If the fund receives dividends from an underlying fund and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the fund is permitted, in turn, to designate a portion of its distributions as eligible for the dividends-received deduction, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

If the fund were to own 20% or more of the voting interests of an underlying fund, subject to a safe harbor in respect of certain fund of funds arrangements, the fund would be required to “look through” the underlying fund to its holdings and combine the appropriate percentage (as determined pursuant to the applicable Treasury Regulations) of the underlying fund’s assets with the fund’s assets for purposes of satisfying the 25% diversification test described above.

February 28, 2017	II-64

If, at the close of each quarter of the fund’s taxable year, at least 50% of its total assets consists of interests in other regulated investment companies (such fund, a “qualified fund of funds”), the fund will be permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests, or interest on any tax-exempt obligations in which it directly invests, if any. For further information regarding exempt-interest dividends, see “Exempt-interest dividends,” above.

If the fund is a qualified fund of funds, the fund will be entitled to elect to pass through to its shareholders a credit or deduction for foreign taxes (if any) borne in respect of foreign securities income earned by the fund, or by any underlying funds and passed through to the fund. If the fund so elects, shareholders will include in gross income from foreign sources their pro rata shares of such taxes, if any, treated as paid by the fund. Even if the fund is eligible to make such an election for a given year, it may determine not to do so. If the fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction. See “Foreign taxes” below for more information.

Derivatives, hedging and related transactions; certain exposure to commodities. In general, option premiums received by the fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by the fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the fund may trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the Commodities Futures Trading Commission is treated as short-term gain or loss, and 60% is treated as long-term gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, such contracts held by the fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market”

February 28, 2017	II-65

with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of options and futures transactions, the fund’s derivative transactions, including transactions in options, futures contracts, straddles, securities loan and other similar transactions, including for hedging purposes, will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term capital gains, short-term capital losses into long-term capital losses, or capital gains into ordinary income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund may make any applicable elections pertaining to such transactions consistent with the interests of the fund.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

A fund’s use of commodity-linked derivatives can be limited by the fund’s intention to qualify as a regulated investment company and can bear on its ability to so qualify. Income and gains from certain commodity-linked derivatives do not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative instruments in which the fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If the fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level.

The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked exchange-traded notes (“ETNs”) and certain commodity-linked structured notes; also, the timing and character of income or gains arising from ETNs can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect the fund’s ability to qualify for treatment as a regulated investment company and to avoid a fund-level tax.

To the extent that, in order to achieve exposure to commodities, the fund invests in entities that are treated as pass-through vehicles for U.S. federal income tax purposes, including, for instance, certain ETFs (e.g., ETFs investing in gold bullion) and partnerships other than qualified publicly traded partnerships (as defined earlier), all or a portion of any income and gains from such entities could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement described above. In such a case, the fund’s investments in such entities could be limited by its intention to qualify as a regulated investment company and could bear on its ability to so qualify. Certain commodities-related ETFs may qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement and thus could adversely affect the fund’s ability to qualify as a regulated investment company for a particular year. In addition, the diversification requirement described above for regulated investment company qualification will limit the fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the fund’s total assets as of the close of each quarter of the fund’s taxable year.

February 28, 2017	II-66

Certain of the fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the fund’s book income is less than its taxable income (or, for tax-exempt funds, the sum of its net tax-exempt and taxable income), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to eliminate fund-level income tax. In the alternative, if the fund’s book income exceeds the sum of its taxable income and tax-exempt income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investments in REITs. The fund’s investment in REIT equity securities may result in the fund’s receipt of cash in excess of the REIT’s earnings. If the fund distributes such amounts, such distribution could constitute a return of capital to the fund shareholders for U.S. federal income tax purposes. Dividends received by the fund from a REIT generally will not constitute qualified dividend income and will not qualify for the corporate dividends-received deduction.

Mortgage-related securities. The fund may invest in REITs, including REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect), REITs that are themselves taxable mortgage pools (“TMPs”) or REITs that invest in TMPs. Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued, but apply retroactively, a portion of the fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly. As a result, a fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code. Any investment in residual interests of CMO that has elected to be treated as a REMIC can create complex tax problems, especially if the fund has state or local governments or other tax-exempt organizations as shareholders.

Income of a fund that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the fund. Notwithstanding the foregoing, a tax-exempt shareholder will recognize UBTI by virtue of its investment in the fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the fund recognizes excess inclusion income derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the fund exceeds the fund's investment company taxable income (after taking into account deductions for dividends paid by the fund).

February 28, 2017	II-67

Under legislation enacted in December 2006, a charitable remainder trust (“CRT”), as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes excess inclusion income, then the fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the fund.

Return of capital distributions. If the fund makes a distribution in and with respect to any taxable year to a shareholder in excess of the fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. Dividends and distributions on the fund’s shares generally are subject to federal income tax as described herein to the extent they do not exceed the fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized income and gains may be required to be distributed even when the fund’s net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the fund prior to the shareholder’s investment (and thus included in the price paid by the shareholder).

Securities issued or purchased at a discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the fund’s income (and required to be distributed by the fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the fund may elect to accrue market discount currently, in which case the fund will be required to include the accrued market discount in the fund's income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the fund's income, will depend upon which of the permitted accrual methods the Fund elects.

February 28, 2017	II-68

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price) or OID. The fund will be required to include the acquisition discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.

If the fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the fund actually received. Such distributions may be made from the cash assets of the fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than if the fund had not held such obligations.

Securities purchased at a premium. Very generally, where the fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the fund to reduce its tax basis by the amount of amortized premium.

Higher-Risk obligations. The fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as whether the fund should recognize market discount on a debt obligation and, if so, the amount of market discount the fund should recognize; when the fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the fund when, as and if it invests in such obligations, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Capital loss carryforward. Distributions from capital gains generally are made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the fund retains or distributes such gains. If a fund incurs or has incurred capital losses in excess of capital gains (“net capital losses”) in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. If the fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset long-term capital gains. The fund must use any post 2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. The amounts and expiration dates, if any, of any capital loss carryforwards available to the fund are shown in Note 1 (Federal income taxes) to the financial statements included in this Part II of the SAI or incorporated by reference into this SAI.

February 28, 2017	II-69

Foreign taxes. If more than 50% of the fund’s assets at taxable year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. A qualified fund of funds also may elect to pass through to its shareholders foreign taxes it has paid or foreign taxes passed through to it by any underlying fund that itself elected to pass through such taxes to shareholders (see “Funds of funds” above). In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if the fund is eligible to make such an election for a given year, it may determine not to do so. However, even if the fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.

Passive Foreign Investment Companies. Investments treated as equity for federal income tax purposes in certain “passive foreign investment companies” (“PFICs”, as defined below) could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on the proceeds from the disposition of its investment in such a company. This tax cannot be eliminated by making distributions to fund shareholders; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing fund.” The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by the fund to avoid taxation. Making either of these elections therefore may require the fund to liquidate other investments to meet its distribution requirement, which may also accelerate the recognition of gain and affect the fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” If the fund indirectly invests in PFICs by virtue of the fund’s investments in other funds, it may not make such PFIC elections; rather, the underlying funds directly investing in the PFICs would decide whether to make such elections.

Because it is not always possible to identify a foreign corporation as a PFIC, the fund may incur the tax and interest charges described above in some instances.

A PFIC is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Foreign currency-denominated transactions and related hedging transactions. The fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses generally will reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary

February 28, 2017	II-70

income treatment may accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the fund to offset income or gains earned in subsequent taxable years.

Sale, exchange or redemption of shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss generally will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. This loss disallowance, however, does not apply with respect to redemptions of fund shares held for six months or less with respect to a regular exempt-interest dividend paid by the fund if such fund declares substantially all of its net tax-exempt income as exempt-interest dividends on a daily basis, and pays such dividends at least on a monthly basis. In addition, any loss (not already disallowed as provided in the preceding sentences) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Cost basis reporting. Upon the redemption or exchange of a shareholder’s shares in the fund, the fund, or, if such shareholder’s shares are then held through a financial intermediary, the financial intermediary, will be required to provide the shareholder and the IRS with cost basis and certain other related tax information about the fund shares the shareholder redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Shareholders can visit www.putnam.com/costbasis, or call the fund at 1-800-225-1581, or consult their financial representatives, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Shareholders should consult their tax advisors to determine which available cost basis method is best for them.

Shares purchased through tax-qualified plans. Special tax rules apply to investments through employer-sponsored retirement plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisors to determine the suitability of shares of the fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

Backup withholding. The fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. The current back-up withholding tax rate is 28%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

In order for a foreign investor to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a fund should consult their tax advisors in this regard.

Tax shelter reporting regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct

February 28, 2017	II-71

shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. shareholders. Distributions by the fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the fund as (1) Capital Gain Dividends, (2) interest-related dividends, (3) short-term capital gain dividends, each as defined below and subject to certain conditions described below, and (4) exempt-interest dividends generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. If the fund invests in other regulated investment companies that pay Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the fund, such distributions retain their character as not subject to withholding if properly reported when paid by the fund to foreign shareholders. The fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

The fact that a fund achieves its goals by investing in underlying funds generally does not adversely affect the fund’s ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its investments in underlying funds, except possibly to the extent that (1) interest-related dividends received by the fund are offset by deductions allocable to the fund’s qualified interest income or (2) short-term capital gain dividends received by the fund are offset by the fund’s net short-or long-term capital losses, in which case the amount of a distribution from the fund to a foreign shareholder that is properly reported as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds.

Distributions by the fund to foreign shareholders other than Capital Gain Dividends, interest-related dividends, and short-term capital gain dividends and exempt-interest dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S.-source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

February 28, 2017	II-72

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the fund, unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States; (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder's sale of shares of the fund (as described below).

If a beneficial holder who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Special rules would apply if the fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including regulated investment companies and REITs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a fund is a QIE.

If an interest in the fund were a USRPI, the fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If the fund were a QIE under a special “look-through” rule, any distributions by the fund to a foreign shareholder (including, in certain cases, distributions made by the fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the fund from a lower-tier regulated investment company or REIT that the fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the fund would retain their character as gains realized from USRPIs in the hands of the fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the fund.

Foreign shareholders of the fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of fund shares.

February 28, 2017	II-73

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the fund.


Other reporting and withholding requirements. Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays and 30% of the gross proceeds of share redemptions or exchanges and certain Capital Gain Dividends it pays on or after January 1, 2019. If a payment by the fund is subject to FATCA withholding, the fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends, short-term capital gain dividends and interest-related dividends).


Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

General Considerations. The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

MANAGEMENT

Trustees

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Liaquat Ahamed (Born	Author; won Pulitzer	Trustee of the Brookings Institution (a nonprofit
1952), Trustee since 2012	Prize for Lords of	public policy organization). Mr. Ahamed is also a
	Finance: The Bankers	director of the Rohatyn Group, an emerging-market
	Who Broke the World.	fund complex that manages money for institutions.
	Director of Aspen	Mr. Ahamed has 25 years experience in the
	Insurance Co., a New	management of fixed income portfolios and was
	York Stock Exchange	previously the Chief Executive Officer of Fischer
	company and Chair of	Francis Trees & Watts, Inc., a fixed-income
	the Aspen Board’s	investment management subsidiary of BNP Paribas.
	Investment Committee.	Mr. Ahamed holds a B.A. in economics from
Trinity College, Cambridge University and an M.A.
in economics from Harvard University.

February 28, 2017	II-74

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Ravi Akhoury (Born 1947),	Served as Chairman and	Director of RAGE Frameworks, Inc. and English
Trustee since 2009	CEO of MacKay Shields	Helper, Inc. (each a private software company). Mr.
	(a multi-product	Akhoury previously served as Director of Jacob
	investment management	Ballas Capital India (a non-banking finance
	firm) from 1992 to 2007.	company focused on private equity advisory
services) and a member of its Compensation
Committee. He also served as Director and on the
Compensation Committee of MaxIndia/New York
Life Insurance Company in India. Mr. Akhoury is
also a Trustee of the Rubin Museum, serving on the
Investment Committee, and of American India
Foundation. Mr. Akhoury is a former Vice President
and Investment Policy Committee member of
Fischer, Francis, Trees and Watts (a fixed-income
investment management subsidiary of BNP
Paribas). He previously served on the Board of
Bharti Telecom (an Indian telecommunications
company) and was a member of its Audit and
Compensation Committees. He also served on the
Board of Thompson Press (a publishing company)
and was a member of its Audit Committee. Mr.
Akhoury graduated from the Indian Institute of
Technology with a BS in Engineering and obtained
an MS in Quantitative Methods from SUNY at
Stony Brook.

February 28, 2017	II-75

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Barbara M. Baumann (Born	President of Cross Creek	Director of Buckeye Partners, L.P. (a publicly
1955), Trustee since 2010	Energy Corporation, a	traded master limited partnership focused on
	strategic consultant to	pipeline transport, storage and distribution of
	domestic energy firms	petroleum products) and Devon Energy Corporation
	and direct investor in	(a leading independent natural gas and oil
	energy projects.	exploration and production company). She is the
Chair of the Board of Trustees of Mount Holyoke
College, serves on the board of The Denver
Foundation, is a former Chair of the Board, and a
current Board member, of Girls Inc. of Metro
Denver (a nonprofit organization benefitting young
women), and serves on the Finance Committee of
the Children’s Hospital of Colorado. Until
September 2014, Ms. Baumann was a director of
UNS Energy Corporation (a publicly held electric
and gas utility in Arizona). Until May 2014, Ms.
Baumann was a Director of SM Energy Corporation
(a publicly held U.S. exploration and production
company). Until May 2012, Ms. Baumann was a
Director of CVR Energy, Inc. (a publicly held
petroleum refiner and fertilizer manufacturer). Prior
to 2003, she was Executive Vice President of
Associated Energy Managers, LLC (a domestic
private equity firm). From 1981 until 2000 she held
a variety of financial and operational management
positions with the global energy company Amoco
Corporation and its successor, BP. Ms. Baumann
holds a B.A. from Mount Holyoke College and an
MBA from The Wharton School of the University
of Pennsylvania.

Jameson A. Baxter (Born	President of Baxter	Chair of the Mutual Fund Directors Forum; Director
1943), Trustee since 1994,	Associates, Inc., (a	of the Adirondack Land Trust; and Trustee ofThe
Vice Chair from 2005 to 2011	private investment firm).	Nature Conservancy’s Adirondack Chapter. Until
and Chair since 2011		2011, Ms. Baxter was a Director of ASHTA
Chemicals Inc. Until 2007, Ms. Baxter was a
Director of Banta Corporation (a printing and
supply chain management company), Ryerson, Inc.
(a metals service company) and Advocate Health
Care. She has also served as a director on a number
of other boards including BoardSource (formerly the
National Center for Nonprofit Boards), Intermatic
Corporation (a manufacturer of energy control
products) and MB Financial. She is Chairman
Emeritus of the Board of Trustees, Mount Holyoke
College. Ms. Baxter is also a graduate of Mount
Holyoke College.

February 28, 2017	II-76

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Robert J. Darretta (Born	Mr. Darretta serves as a	Until April, 2007, Mr. Darretta was Vice Chairman
1946), Trustee since 2007	director of the United	of the Board of Directors of Johnson & Johnson (a
	Health Group. From	diversified health care conglomerate). Mr. Darretta
	2009-2012, Mr. Darretta	received a B.S. in Economics from Villanova
	served as the Health	University.
Care Industry Advisor to
Permira, (a global
private equity firm).
Prior to 2007, Mr.
Darretta was the Chief
Financial Officer of
Johnson & Johnson.

Katinka Domotorffy (Born	Voting member of the	Director of Reach Out and Read of Greater New
1975), Trustee since 2012	Investment Committees	York, an organization dedicated to promoting
	of the Anne Ray	childhood literacy, of the Great Lakes Science
	Charitable Trust and	Center, and of College Now Greater Cleveland. Ms.
	Margaret A. Cargill	Domotorffy holds a BSc in Economics from the
	Foundation, part of the	University of Pennsylvania and an MSc in
	Margaret A. Cargill	Accounting and Finance from the London School of
	Philanthropies. Prior to	Economics.
2012, Ms. Domotorffy
was Partner, Chief
Investment Officer, and
Global Head of
Quantitative Investment
Strategies at Goldman
Sachs Asset
Management.

John A. Hill (Born 1942),	Vice Chairman, First	Director of various private companies owned by
Trustee since 1985 and	Reserve Corporation (a	First Reserve Corporation. He is ~~^~~a member ane
Chairman from 2000 to 2011	private equity buyout	former Chairman of The Board of Trustees of Sarah
	firm that specializes in	Lawrence College~~^~~. Mr. Hill received a B.A in
	energy investments in	Economics from Southern Methodist University and
	the diversified world-	pursued graduate studies as a Woodrow Wilson
	wide energy industry).	Fellow.

February 28, 2017	II-77

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Paul L. Joskow (Born 1947),	President of the Alfred	Trustee of Yale University; a Director of Exelon
Trustee since 1997	P. Sloan Foundation (a	Corporation (an energy company focused on power
	philanthropic institution	services); and a Member of the Board of Overseers
	focused primarily on	of the Boston Symphony Orchestra. Prior to April
	research and education	2013, he served as Director of TransCanada
	on issues related to	Corporation and TransCanada Pipelines Ltd.
	science, technology and	(energy companies focused on natural gas
	economic performance).	transmission, oil pipelines, and power services.)
	He is the Elizabeth and	Prior to August 2007, he served as a Director of
	James Killian Professor	National Grid (a U.K.-based holding company with
	of Economics, Emeritus	interests in electric and gas transmission and
	at the Massachusetts	distribution and telecommunications infrastructure).
	Institute of Technology	Prior to July, 2006, he served as President of the
	(“MIT”).	Yale University Council. Prior to February 2005, he
	Prior to 2007, he was the	served on the board of the Whitehead Institute for
	Director of the Center	Biomedical Research (a non-profit research
	for Energy and	institution). Prior to February 2002, he was a
	Environmental Policy	Director of State Farm Indemnity Company (an
	Research at MIT.	automobile insurance company), and prior to March
2000, he was a Director of New England Electric
System (a public utility holding company). Dr.
Joskow holds a Ph.D. and a M.Phil. from Yale
University and a B.A. from Cornell University.

February 28, 2017	II-78

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Kenneth R. Leibler (Born	A founder and former	Until November 2010, Mr. Leibler was a Director of
1949), Trustee since 2006 and	Chairman of the Boston	Ruder Finn Group (a global communications and
Vice Chair since 2016	Options Exchange (an	advertising firm). Prior to December 2006, Mr.
	electronic market place	Leibler served as a Director of the Optimum Funds
	for the trading of listed	Group. Prior to October 2006, he served as a
	derivatives securities).	Director of ISO New England (the organization
	He is currently Vice	responsible for the operation of the electric
	Chairman Emeritus of	generation system in the New England states). Prior
	the Board of Trustees of	to 2000, he was a Director of the Investment
	Beth Israel Deaconess	Company Institute in Washington, D.C. Prior to
	Hospital in Boston and a	January 2005, Mr. Leibler served as Chairman and
	former Director of Beth	Chief Executive Officer of the Boston Stock
	Israel Deaconess Care	Exchange. Prior to January 2000, he served as
	Organization, an	President and Chief Executive Officer of Liberty
	accountable care group	Financial Companies (a publicly traded diversified
	jointly owned by the	asset management organization). Prior to June
	medical center and its	1990, he served as President and Chief Operating
	affiliated physicians	Officer of the American Stock Exchange (AMEX).
	network. He is also	Prior to serving as AMEX President, he held the
	Director of Eversource	position of Chief Financial Officer, and headed its
	Corporation, which	management and marketing operations. Mr. Leibler
	operates New England’s	graduated with a B.A in Economics from Syracuse
	largest energy delivery	University.
system.

Robert E. Patterson (Born	Co-Chairman of Cabot	Mr. Patterson is past Chairman and served as a
1945), Trustee since 1984	Properties, Inc. (a	Trustee of the Joslin Diabetes Center. Prior to
	private equity firm	December 2001, Mr. Patterson served as the
	investing in commercial	President and as a Trustee of Cabot Industrial Trust
	real estate) and	(a publicly-traded real estate investment trust). He
	Chairman or Co-	has also served as a Trustee of the Sea Education
	Chairman of the	Association. Prior to 1998, he was Executive Vice
	Investment Committees	President and Director of Acquisitions of Cabot
	for various Cabot Funds.	Partners Limited Partnership (a registered
investment adviser involved in institutional real
estate investments). Prior to 1990, he served as
Executive Vice President of Cabot, Cabot & Forbes
Realty Advisers, Inc. (the predecessor company of
Cabot Partners). Mr. Patterson practiced law and
held various positions in state government, and was
the founding Executive Director of the
Massachusetts Industrial Finance Agency. Mr.
Patterson is a graduate of Harvard College and
Harvard Law School.

February 28, 2017	II-79

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

George Putnam, III (Born	Chairman of New	Director of The Boston Family Office, LLC (a
1951), Trustee since 1984	Generation Research,	registered investment advisor), a Trustee of
	Inc. (a publisher of	Epiphany School and a Trustee of the Marine
	financial advisory and	Biological Laboratory. Until 2010, Mr. Putnam was
	other research services)	a Trustee of St. Mark’s School. Until 2006, Mr.
	and President of New	Putnam was a Trustee of Shore Country Day
	Generation Advisors,	School. Until 2002, he was a Trustee of the Sea
	LLC (a registered	Education Association. Mr. Putnam is a graduate of
	investment adviser to	Harvard College, Harvard Business School and
	private funds), which are	Harvard Law School.
firms he founded in
1986. Prior to June 2007,
Mr. Putnam was
President of the Putnam
Funds.

W. Thomas Stephens (Born	Prior to 2009, Mr.	Until 2014, Mr. Stephens was a Director of
1942), Trustee from 1997-	Stephens was Chairman	TransCanadaPipelines Ltd. (an energy infrastructure
2008, and since 2009	and Chief Executive	company). Until 2010, Mr. Stephens was a Director
	Officer of Boise	of Boise Inc. (a manufacturer of paper and
	Cascade, LLC (a paper,	packaging products). Until 2004, Mr. Stephens was
	forest product and	a Director of Xcel Energy Incorporated (a public
	timberland assets	utility company), Qwest Communications and
	company).	Norske Canada, Inc. (a paper manufacturer). Until
2003, Mr. Stephens was a Director of Mail-Well,
Inc. (a diversified printing company). Prior to July
2001, Mr. Stephens was Chairman of Mail-Well.
Mr. Stephens holds B.S. and M.S. degrees from the
University of Arkansas.

February 28, 2017	II-80

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Interested Trustees

*Robert L. Reynolds (Born	President and Chief	Director of several not-for-profit boards, including
1952), Trustee since 2008	Executive Officer of	West Virginia University Foundation, the Concord
	Putnam Investments	Museum, Dana-Farber Cancer Institute, and Boston
	since 2008 and, since	Chamber of Commerce. He is a member of the
	2014, President and	Chief Executives Club of Boston, the National
	Chief Executive Officer	Innovation Initiative, and the Council on
	of Great-West Financial,	Competitiveness, and he is a former President of the
	a financial services	Commercial Club of Boston. Prior to 2008, he
	company that provides	served as a Director of FMR Corporation, Fidelity
	retirement savings plans,	Investments Insurance Ltd., Fidelity Investments
	life insurance, and	Canada Ltd., and Fidelity Management Trust
	annuity and executive	Company and as a Trustee of the Fidelity Family of
	benefits products, and of	Funds. Mr. Reynolds received a B.S. in Business
	Great-West Lifeco U.S.	Administration with a major in Finance from West
	Inc., a holding company	Virginia University.
that owns Putnam
Investments and Great-
West Financial. Member
of Putnam Investments’
and Great-West
Financial’s Board of
Directors. Prior to
joining Putnam
Investments in 2008, Mr.
Reynolds was Vice
Chairman and Chief
Operating Officer of
Fidelity Investments
from 2000 to 2007.

1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of December 31, 2016, there were 114 Putnam Funds.


2 Each Trustee serves for an indefinite term, until his or her resignation, retirement during the year he or she reaches age 75, death or removal.


* Trustee who is an “interested person” (as defined in the 1940 Act) of the fund and Putnam Management. Mr. Reynolds is deemed an “interested person” by virtue of his positions as an officer of the fund and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds.

February 28, 2017	II-81

Trustee Qualifications

Each of the fund’s Trustees was most recently elected by shareholders of the fund during 2014, although most of the Trustees have served on the Board for many years. The Board Policy and Nominating Committee is responsible for recommending proposed nominees for election to the full Board of Trustees for its approval. As part of its deliberative process, the Committee considers the experience, qualifications, attributes and skills that it determines would benefit the Putnam funds at the time.

In recommending the election of the current board members as Trustees, the Committee generally considered the educational, business and professional experience of each Trustee in determining his or her qualifications to serve as a Trustee of the fund, including the Trustee's record of service as a director or trustee of public and private organizations. (This included, but was not limited to, consideration of the specific experience noted in the preceding table.) In the case of most members of the Board, the Committee considered his or her previous service as a member of the Board of Trustees of the Putnam funds, which demonstrated a high level of diligence and commitment to the interests of fund shareholders and an ability to work effectively and collegially with other members of the Board.

The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Trustees and considered the attributes as indicative of the person’s ability to deal effectively with the types of financial, regulatory, and/or investment matters that typically arise in the course of a Trustee’s work:

Liaquat Ahamed -- Mr. Ahamed’s experience as Chief Executive Officer of a major investment management organization and as head of the investment division at the World Bank, as well as his experience as an author of economic literature.

Ravi Akhoury -- Mr. Akhoury's experience as Chairman and Chief Executive Officer of a major investment management organization.

Barbara M. Baumann -- Ms. Baumann’s experience in the energy industry as a consultant, an investor, and in both financial and operational management positions at a global energy company, and her service as a director of multiple NYSE companies.

Jameson A. Baxter -- Ms. Baxter's experience in corporate finance acquired in the course of her career at a major investment bank, her experience as a director and audit committee chair of two NYSE companies and her role as Chair of the Mutual Fund Directors Forum.

Robert J. Darretta -- Mr. Darretta's experience as the Chief Financial Officer and Vice Chairman of the board of a major NYSE health products company.

Katinka Domotorffy -- Ms. Domotorffy’s experience as Chief Investment Officer and Global Head of Quantitative Investment Strategies at a major asset management organization.

John A. Hill -- Mr. Hill's experience as founder and chairman of an open-end mutual fund and as a founder and lead managing partner of one of the largest private equity firms in the United States.

Paul L. Joskow -- Dr. Joskow's education and experience as a professional economist familiar with financial economics and related issues and his service on multiple for-profit boards.

Kenneth R. Leibler -- Mr. Leibler's extensive experience in the financial services industry, including as Chief Executive Officer of a major asset management organization, and his service as a director of various public and private companies.

February 28, 2017	II-82

Robert E. Patterson -- Mr. Patterson’s training and experience as an attorney and his experience as president of a NYSE company.

George Putnam, III -- Mr. Putnam’s training and experience as an attorney, his experience as the founder and Chief Executive Officer of an investment management firm and his experience as an author of various publications on the subject of investments.

W. Thomas Stephens -- Mr. Stephens's extensive business experience, including his service as Chief Executive Officer of four public companies, as non-executive chairman of two public companies and as a director of numerous other public companies.

Interested Trustee

Robert L. Reynolds -- Mr. Reynolds’s extensive experience as a senior executive of one of the largest mutual fund organizations in the United States and his current role as President and Chief Executive Officer of Putnam Investments.

On March 23, 2016, Great-West Financial, a company under common control with Putnam Investments, LLC and of which Mr. Reynolds is the Chief Executive Officer, entered into a loan agreement as the lending party with Cabot Industrial Core Fund Operating Partnership, L.P (“Cabot OP”), the guarantor for a collection of six borrowing parties, each being a limited liability company wholly owned by Cabot OP. The loan is intended to provide long-term financing in the form of a 7 year loan totaling $72.25 million to Cabot Industrial Core Fund, L.P. (the “Cabot Fund”). Cabot OP is an entity through which the Cabot Fund holds certain investments. The interest rate for the loan is 3.48%. Mr. Patterson may be deemed to have an indirect interest in the transaction, or an indirect relationship with Great-West Financial, through his position as an officer of Cabot OP and as Co-Chairman of the Investment Committee of the Cabot Fund, which approved the proposed loan on behalf of the borrowing parties. Mr. Patterson has an 18.3% ownership interest in Cabot Properties, Inc., the highest controlling entity of Cabot OP, and is also a 14.3% partner in Cabot Properties, L.P., the asset manager of the Cabot Fund.

Officers

In addition to Robert L. Reynolds, the fund’s President, the other officers of the fund are shown below. All of the officers of your fund are employees of Putnam Management or its affiliates or are members of the Trustees’ independent administrative staff.

Name, Address[1] , Year of Birth,	Length of Service with	Principal Occupation(s) During Past 5 Years and
Position(s) Held with Fund	the Putnam Funds[2]	Position(s) with Fund’s Investment Adviser and
Distributor[3]

Jonathan S. Horwitz[4] (Born 1955)	Since 2004	Executive Vice President, Principal Executive
Executive Vice President, Principal		Officer, and Compliance Liaison, The Putnam
Executive Officer, and Compliance		Funds.
Liaison

Robert T. Burns (Born 1961)	Since 2011	General Counsel, Putnam Investments, Putnam
Vice President and Chief Legal		Management and Putnam Retail Management.
Officer

James F. Clark[3] (Born 1974)	Since 2016	Associate General Counsel, Putnam Investments,
Vice President and Chief Compliance		Putnam Management and Putnam Retail
Officer		Management (2003-2015).

Michael J. Higgins[4] (Born 1976)	Since 2010	Vice President, Treasurer, and Clerk, The Putnam
Vice President, Treasurer, and Clerk		Funds

February 28, 2017	II-83

Name, Address[1] , Year of Birth,	Length of Service with	Principal Occupation(s) During Past 5 Years and
Position(s) Held with Fund	the Putnam Funds[2]	Position(s) with Fund’s Investment Adviser and
Distributor[3]

Janet C. Smith (Born 1965)	Since 2007	Director of Fund Administration Services, Putnam
Vice President, Principal Financial		Investments and Putnam Management.
Officer, Principal Accounting
Officer, and Assistant Treasurer

Susan G. Malloy (Born 1957)	Since 2007	Director of Accounting and Control Services,
Vice President and Assistant		Putnam Management.
Treasurer

Mark C. Trenchard (Born 1962)	Since 2002	Director of Operational Compliance, Putnam
Vice President and BSA Compliance		Investments, Putnam Retail Management
Officer

Nancy E. Florek[4] (Born 1957)	Since 2000	Vice President, Director of Proxy Voting and
Vice President, Director of Proxy		Corporate Governance, Assistant Clerk, and
Voting and Corporate Governance,		Associate Treasurer, The Putnam Funds.
Assistant Clerk, and Associate
Treasurer

1 The address of each Officer is One Post Office Square, Boston, MA 02109.

2 Each officer serves for an indefinite term, until his or her resignation, retirement, death or removal.

3 Prior positions and/or officer appointments with the fund or the fund’s investment adviser and distributor have been omitted.

4 Officers of the fund indicated are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management by the funds.

Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

Leadership Structure and Standing Committees of the Board of Trustees

For details regarding the number of times the standing committees of the Board of Trustees met during a fund's last fiscal year, see "Trustee responsibilities and fees" in Part I of this SAI.

Board Leadership Structure. Currently, 12 of the 13 Trustees of your fund are Independent Trustees, meaning that they are not considered "interested persons" of your fund or its investment manager. These Independent Trustees must vote separately to approve all financial arrangements and other agreements with your fund’s investment manager and other affiliated parties. The role of independent trustees has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund’s Independent Trustees meet regularly as a group in executive session (i.e., without representatives of your fund’s investment manager or its affiliates present). An Independent Trustee currently serves as chair of the Board.

Taking into account the number, the diversity and the complexity of the funds overseen by the Board and the aggregate amount of assets under management, your fund’s Trustees have determined that the efficient conduct of the Board's affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The Executive Committee, Audit, Compliance and Distributions Committee, and Board Policy and Nominating Committee are authorized to take action on certain matters as specified in their charters or in

February 28, 2017	II-84

policies and procedures relating to the governance of the funds; with respect to other matters, these committees review and evaluate and make recommendations to the Trustees as they deem appropriate. The other committees also review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund’s independent staff, counsel and independent registered public accountants as well as other experts. The committees meet as often as appropriate, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chair of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee. Each committee is chaired by an Independent Trustee and, except as noted below, the membership and chairs of each committee consist exclusively of Independent Trustees.

The Trustees have determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the fund's affairs. While risk management is the primary responsibility of the fund's investment manager, the Trustees receive reports regarding investment risks, compliance risks and other risks. The Board and certain committees also meet periodically with the funds’ Chief Compliance Officer to receive compliance reports. In addition, the Board and its Investment Oversight Committees meet periodically with the portfolio managers of the funds to receive reports regarding the management of the funds. The Board's committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the funds and to discuss with the fund's investment manager how it monitors and controls risks.

The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect your fund can be identified in advance; that it may not be practical or cost effective to eliminate or to mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve your fund’s investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and for other reasons, the Board’s risk management oversight is subject to substantial limitations.

Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee provides oversight on matters relating to the preparation of the funds’ financial statements, compliance matters, internal audit functions, and Codes of Ethics issues. This oversight is discharged by regularly meeting with management and the funds’ independent registered public accountants and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ independent registered public accountants, including their independence. The Committee also oversees all dividends and distributions by the funds. The Committee makes recommendations to the Trustees of the funds regarding the amount and timing of distributions paid by the funds, and determines such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management prepares recommendations for distributions, and meets regularly with representatives of Putnam Management to review the implementation of these policies and procedures. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The members of the Committee include only Independent Trustees. Each member of the Committee also is “independent,” as that term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the listing standards of the NYSE. The Board has adopted a written charter for the Committee, a current copy of which is available at putnam.com/about-putnam. The Committee currently consists of Messrs. Darretta (Chairperson), Akhoury, Hill and Patterson, and Mses. Baumann and Domotorffy.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board

February 28, 2017	II-85

committee. The Committee will consider nominees for Trustee recommended by shareholders of a fund provided that such recommendations are submitted by the date disclosed in the fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the Exchange Act. The Committee also reviews policy matters affecting the operation of the Board and its independent staff. In addition, the Committee oversees the voting of proxies associated with portfolio investments of the funds with the goal of ensuring that these proxies are voted in the best interest of the funds’ shareholders. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Committee is composed entirely of Independent Trustees and currently consists of Messrs. Hill (Chairperson), Leibler, Patterson and Putnam, Dr. Joskow and Ms. Baxter.

Brokerage Committee. The Brokerage Committee reviews the funds' policies regarding the execution of portfolio trades and Putnam Management's practices and procedures relating to the implementation of those policies. The Committee reviews periodic reports on the cost and quality of execution of portfolio transactions and the extent to which brokerage commissions have been used (i) by Putnam Management to obtain brokerage and research services generally useful to it in managing the portfolios of the funds and of its other clients, and (ii) by the funds to pay for certain fund expenses. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Dr. Joskow (Chairperson), Ms. Baxter, and Messrs. Ahamed, Leibler, Putnam and Stephens.

Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds, (ii) the expenditure of the funds' assets for distribution purposes pursuant to Distribution Plans of the funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee also reviews the proposed organization of new fund products, proposed structural changes to existing funds and matters relating to closed-end funds. The Committee reports and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Putnam (Chairperson), Ahamed, Leibler and Stephens, Dr. Joskow and Ms. Baxter.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to review annual and ongoing goals, objectives and priorities for the Board and to facilitate coordination of all efforts between the Trustees and Putnam Management on behalf of the shareholders of the funds. The Committee currently consists of Ms. Baxter (Chairperson) and Messrs. Hill, Leibler, Patterson and Putnam.


Investment Oversight Committees. The Investment Oversight Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the funds in light of their stated goals and policies. The Committees seek to identify any compliance issues that are unique to the applicable categories of funds and work with the appropriate board committees to ensure that any such issues are properly addressed. Investment Oversight Committee A currently consists of Mses. Domotorffy (Chairperson) and Baumann, Messrs. Ahamed, Leibler, Putnam and Stephens and Dr. Joskow. Investment Oversight Committee B currently consists of Messrs. Akhoury (Chairperson), Darretta, Hill, Patterson and Reynolds, and Ms. Baxter.


February 28, 2017	II-86

Pricing Committee. The Pricing Committee oversees the valuation of assets of the Putnam funds and reviews the funds’ policies and procedures for achieving accurate and timely pricing of fund shares. The Committee also oversees implementation of these policies, including fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee also oversees compliance by money market funds with Rule 2a-7 under the 1940 Act and the correction of occasional pricing errors. The Committee also reviews matters related to the liquidity of portfolio holdings. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Mses. Baumann (Chairperson) and Domotorffy, and Messrs. Akhoury, Darretta, Hill and Patterson.

Indemnification of Trustees

The Agreement and Declaration of Trust of each fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it has been finally adjudicated that (a) they have not acted in good faith, (b) they have not acted in the reasonable belief that their actions were (i) in the best interests of the fund or (ii) at least were not opposed to the best interests of the fund, (c) in the case of a criminal proceeding, they had reasonable cause to believe the action was unlawful or (d) they were liable to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

For details of Trustees’ fees paid by the fund and information concerning retirement guidelines for the Trustees, see “Charges and expenses” in Part I of this SAI.

Putnam Management and its Affiliates

Putnam Management is one of America’s oldest and largest money management firms. Putnam Management’s staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund’s portfolio. By pooling an investor’s money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937.

Putnam Management is a subsidiary of Putnam Investments. Great-West Lifeco Inc., a financial services holding company with operations in Canada, the United States and Europe and a member of the Power Financial Corporation group of companies, owns a majority interest in Putnam Investments. Power Financial Corporation, a diversified management and holding company with direct and indirect interests in the financial services sector in Canada, the United States and Europe, is a subsidiary of Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

Trustees and officers of the fund who are also officers of Putnam Management or its affiliates or who are stockholders of Putnam Investments or its parent companies will benefit from the advisory fees, sales commissions, distribution fees and transfer agency fees paid or allowed by the fund.

The Management Contract

Under a Management Contract between the fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees,

February 28, 2017	II-87

Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund’s net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund’s portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management’s compensation under the Management Contract, see “Charges and expenses” in Part I of this SAI. Putnam Management’s compensation under the Management Contract may be reduced in any year if the fund’s expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term “expenses” is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Fund-specific expense limitation. Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund’s expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. For the purpose of determining any such limitation on Putnam Management’s compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any such expense limitation specific to a particular fund are described in the prospectus and/or Part I of this SAI .

General expense limitation.

For specified retail open-end funds: Through the expiration of the one-year period following the effective date of the annual update of each fund’s Registration Statement, Putnam Management has contractually agreed to waive fees and/or reimburse expenses of the fund to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and lines of credit costs), extraordinary expenses, acquired fund fees and expenses, and payments under the fund’s investor servicing contract, the fund’s investment management contract (including any applicable performance-based upward or downward adjustment to a fund’s base management fee), and the fund’s distribution plans, to an annual (measured on a fiscal year basis) rate of 0.20% of the fund’s average net assets.

For Putnam Dynamic Asset Allocation Equity Fund Only: Effective September 1, 2016, Putnam Management has contractually agreed to waive fees and/or reimburse expenses of the fund through September 30, 2017 to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and lines of credit costs), extraordinary expenses, acquired fund fees and expenses, and payments under the fund’s investor servicing contract, the fund’s investment management contract, and the fund’s distribution plans, to an annual (measured on a fiscal year basis) rate of 0.02% of the fund’s average net assets.

For all funds: In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for the fund’s most recent fiscal year is included in “Charges and expenses” in Part I of this SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial,

February 28, 2017	II-88

investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Retail Management pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on not less than 60 days’ written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Putnam Management has entered into a Master Sub-Accounting Services Agreement with State Street Bank and Trust Company ("State Street"), under which Putnam Management has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund. Putnam Management pays State Street a fee, monthly, based on a combination of fixed annual charges and charges based on the fund's assets and the number and types of securities held by the fund, and reimburses State Street for certain out-of-pocket expenses.

The Sub-Manager

If so disclosed in the fund’s prospectus, PIL, an affiliate of Putnam Management, has been retained as the sub-manager for a portion of the assets of the fund, as determined by Putnam Management from time to time, pursuant to a sub-management agreement between Putnam Management and PIL. Under the terms of the sub-management contract, PIL, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PIL from time to time by Putnam Management and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management. Putnam Management may also, at its discretion, request PIL to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers. PIL, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

The sub-management contract provides that PIL shall not be subject to any liability to Putnam Management, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PIL.

The sub-management contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PIL or Putnam Management, on not more than 60 days’ nor less than 30 days’ written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons”

February 28, 2017	II-89

of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

The Sub-Adviser

If so disclosed in the fund’s prospectus, The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, has been retained as a sub-adviser for a portion of the assets of the fund, as determined from time to time by Putnam Management or, with respect to portions of a fund’s assets for which PIL acts as sub-manager as described above, by PIL pursuant to a sub-advisory contract among Putnam Management, PIL and PAC. Under certain terms of the sub-advisory contract, PAC, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PAC from time to time by Putnam Management or PIL, as applicable and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management or PIL, as the case may be. Putnam Management or PIL, as the case may be, may also, at its discretion, request PAC to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers.

PAC, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties. The sub-advisory contract provides that PAC shall not be subject to any liability to Putnam Management, PIL, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PAC.

The sub-advisory contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PAC, PIL or Putnam Management, on not more than 60 days’ nor less than 30 days’ written notice. The sub-advisory contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-advisory contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Portfolio Transactions

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Manager(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “ PORTFOLIO MANAGER(S)” “Other accounts managed” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

February 28, 2017	II-90

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities

February 28, 2017	II-91

purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different goals and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different goals, policies or restrictions than the fund. Depending on goals or other factors, the Portfolio Manager(s) may give advice and make decisions for another account that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

Under federal securities laws, a short sale of a security by another client of Putnam Management or its affiliates (other than another registered investment company) within five business days prior to a public offering of the same securities (the timing of which is generally not known to Putnam in advance) may prohibit the fund from participating in the public offering, which could cause the fund to miss an otherwise favorable investment opportunity or to pay a higher price for the securities in the secondary markets.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts. For information on restrictions imposed on personal securities transactions of the fund’s Portfolio Manager(s), please see “- Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund.”

For information about other funds and accounts managed by the fund’s Portfolio Manager(s), please refer to “Who oversees and manages the fund(s)?” in the prospectus and “ PORTFOLIO MANAGER(S)” “Other accounts managed” in Part I of the SAI.

Brokerage and research services.

Transactions on stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions may vary among different brokers. A particular broker may charge different commissions according to such factors as execution

February 28, 2017	II-92

venue and exchange. Although the fund does not typically pay commissions for principal transactions in the over-the-counter markets, such as the markets for most fixed income securities and certain derivatives, an undisclosed amount of profit or “mark-up” is included in the price the fund pays. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. See "Charges and expenses" in Part I of this SAI for information concerning commissions paid by the fund.

It has for many years been a common practice in the investment advisory business for broker-dealers that execute portfolio transactions for the clients of advisers of investment companies and other institutional investors to provide those advisers with brokerage and research services, as defined in Section 28(e) of the Exchange Act. Consistent with this practice, Putnam Management receives brokerage and research services from broker-dealers with which Putnam Management places the fund's portfolio transactions. The services that broker-dealers may provide to Putnam Management’s managers and analysts include, among others, brokerage and trading systems, economic analysis, investment research, industry and company reviews, statistical information, market data, evaluations of investments, recommendations as to the purchase and sale of investments and performance measurement services. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. Research services provided by broker-dealers are supplemental to Putnam Management’s own research efforts and relieve Putnam Management of expenses it might otherwise have borne in generating such research. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive brokerage and research services even though Putnam Management might otherwise be required to purchase some of these services for cash. Putnam Management may also use portfolio transactions to generate “soft dollar” credits to pay for “mixed-use” services (i.e., products or services that may be used both for investment- and non-investment-related purposes), but in such instances Putnam Management uses its own resources to pay for that portion of the mixed-use product or service that in its good-faith judgment does not relate to investment or brokerage purposes. Putnam Management may also allocate trades to generate soft dollar credits for third-party investment research reports and related fundamental research.

Putnam Management places all orders for the purchase and sale of portfolio investments for the funds, and buys and sells investments for the funds, through a substantial number of brokers and dealers. In selecting broker-dealers to execute the funds’ portfolio transactions, Putnam Management uses its best efforts to obtain for each fund the most favorable price and execution reasonably available under the circumstances, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution and in considering the overall reasonableness of the brokerage commissions paid, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, in no particular order of importance, and by way of illustration, the price, size and type of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

Putnam Management may cause the fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the Exchange Act and as described above) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission another broker-dealer would have charged for effecting that transaction. Putnam Management may also instruct an executing broker to “step out” a portion of the trades placed with a broker to other brokers that provide brokerage and research services to Putnam Management. Putnam Management's authority to cause the fund to pay any such greater commissions or to instruct a broker to “step out” a portion of a trade is subject to the requirements of applicable law and such policies as the Trustees may adopt from time to time. It is the position of the staff of the SEC that Section

February 28, 2017	II-93

28(e) of the Exchange Act does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Trustees of the funds have directed Putnam Management, subject to seeking most favorable pricing and execution, to use its best efforts to allocate a portion of overall fund trades to trading programs which generate commission credits to pay fund expenses such as shareholder servicing and custody charges. The extent of any commission credits generated for this purpose may vary significantly from time to time and from fund to fund depending on, among other things, the nature of each fund's trading activities and market conditions.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Principal Underwriter

Putnam Retail Management, located at One Post Office Square, Boston, MA 02109, is the principal underwriter of shares of the fund and the other continuously offered Putnam funds. Putnam Retail Management is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. See “Charges and expenses” in Part I of this SAI for information on sales charges and other payments received by Putnam Retail Management.

Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund

Employees of Putnam Management, PIL, PAC and Putnam Retail Management and officers and Trustees of the fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management, PIL, PAC and Putnam Retail Management (the “Putnam Investments Code of Ethics”) and by the fund (the “Putnam Funds Code of Ethics”). The Putnam Investments Code of Ethics and the Putnam Funds Code of Ethics, in accordance with Rule 17j-1 under the 1940 Act, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Putnam Investments Code of Ethics does not prohibit personnel from investing in securities that may be purchased or held by the fund. However, the Putnam Investments Code of Ethics, consistent with standards recommended by the Investment Company Institute’s Advisory Group on Personal Investing and requirements established by Rule 17j-1 and rules adopted under the Investment Advisers Act of 1940, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds Code of Ethics incorporates and applies the restrictions of the Putnam Investments Code of Ethics to officers and Trustees of the fund who are affiliated with Putnam Investments. The Putnam Funds Code of Ethics does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the fund; however, the Putnam Funds Code of Ethics regulates the personal securities transactions of unaffiliated Trustees of the fund, including limiting the time periods during which they may personally buy

February 28, 2017	II-94

and sell certain securities and requiring them to submit reports of personal securities transactions under certain circumstances.

The fund’s Trustees, in compliance with Rule 17j-1, approved the Putnam Investments and the Putnam Funds Codes of Ethics and are required to approve any material changes to these Codes. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes of Ethics.

Investor Servicing Agent

Putnam Investor Services, located at One Post Office Square, Boston, MA 02109, is the fund’s investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the fund.


Effective September 1, 2016, the fee paid to Putnam Investor Services with respect to assets attributable to non-defined contribution plan accounts (which include accounts maintained directly with the fund, accounts underlying omnibus accounts maintained by financial intermediaries with the fund, accounts of Section 529 college savings plans that are allocated to the fund and accounts of certain funds that operate as funds-of-funds (other than the Putnam RetirementReady Funds) that are allocated to the fund (collectively “retail accounts”)) holding class A, class B, class C, class M, class R, class T (effective March 1, 2017), class T1 and class Y shares, subject to certain limitations, is an annual fee that includes (1) a per account fee for each retail account of the fund that is applicable to the funds in its specified product category, and (2) a fee based on a specified rate of each fund’s average daily net assets that is based on the rate applicable to the funds in its specified product category. The fund categories used for purposes of calculating the per account fee described above are based on product type. The accounts of 529 plans and certain funds-of-funds (other than the Putnam RetirementReady Funds) are included in the determination of the number of accounts at the underlying fund level in proportion to the percentage of the investing fund’s net assets that are invested in the particular underlying fund.

For the Putnam RetirementReady Funds, the fees paid to Putnam Investor Services with respect to assets attributable to retail accounts holding class A, class B, class C, class M, class R, class T and class Y shares, are based on a specified rate of the fund’s average daily net assets attributable to such retail accounts.

The fees paid to Putnam Investor Services with respect to defined contribution plan accounts holding class A, class B, class C, class M, class R, class T, class T1 and class Y shares are based on a specified rate of the average of the net assets attributable to such defined contribution plan accounts invested in a fund as of the end of the month and the end of the prior month.


Putnam Investor Services has agreed, through August 31, 2018, that the aggregate investor servicing fees for each fund’s retail and defined contribution plan accounts will not exceed an annual rate of 0.250% of the fund’s average daily net assets attributable to such accounts.

The fee paid to Putnam Investor Services with respect to class R5 shares is based on an annual rate of 0.15% of each fund’s average daily net assets attributable to class R5 shares, except that an annual rate of 0.12% of each fund’s average daily net assets attributable to class R5 shares applies to Putnam American Government Income Fund, Putnam Dynamic Asset Allocation Conservative Fund, Putnam Global Income Trust and Putnam Income Fund.

February 28, 2017	II-95

The fee paid to Putnam Investor Services with respect to class R6 shares is based on an annual rate of 0.05% of each fund’s average daily net assets attributable to class R6 shares.

The fee paid to Putnam Investor Services with respect to class I, class G and class P shares is based on an annual rate of 0.01% of each fund’s average daily net assets attributable to class I shares, class G and class P shares, respectively.

For the period from September 1, 2015 through August 31, 2016, the fee paid to Putnam Investor Services with respect to assets attributable to non-defined contribution plan accounts (which include accounts maintained directly with the fund, accounts underlying omnibus accounts maintained by financial intermediaries with the fund, accounts of Section 529 college savings plans that were allocated to the fund and accounts of certain funds that operate as funds-of-funds (including Putnam RetirementReady Funds) that were allocated to the fund (collectively “previously defined retail accounts”)) holding class A, class B, class C, class M, class R, class T1 and class Y shares, subject to certain limitations, was an annual fee that included (1) a per account fee for each previously defined retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated among each of the funds in the category based on the average daily net assets of each fund, and (2) a fee based on a specified rate of each fund’s average daily net assets. The fund categories used for purposes of calculating the per account fee described above were based on product type. The accounts of 529 plans and certain funds-of-funds (including Putnam RetirementReady Funds) were included in the determination of the number of accounts at the underlying fund level in proportion to the percentage of the investing fund’s assets that were invested in the particular underlying fund.

Financial intermediaries (including brokers, dealers, banks, bank trust departments, registered investment advisers, financial planners, and retirement plan administrators) may own shares of the fund for the benefit of their customers in an omnibus account (including retirement plans). In these circumstances, the financial intermediaries or other third parties may provide certain sub-accounting and similar recordkeeping services for their customers’ accounts.

In recognition of these services, Putnam Investor Services may make payments to these financial intermediaries or other third parties. Payments may be based on the number of underlying accounts in an omnibus account or the assets or share class held in an account. Putnam Investor Services also makes payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts. These payments are described above under the heading “Distribution Plans – Additional Dealer Payments.”

Custodian

State Street Bank and Trust Company, located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, is the fund’s custodian. State Street is responsible for safeguarding and controlling the fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the fund’s investments, serving as the fund’s foreign custody manager, providing reports on foreign securities depositaries, making payments covering the expenses of the fund and performing other administrative duties. State Street does not determine the investment policies of the fund or decide which securities the fund will buy or sell. State Street has a lien on the fund’s assets to secure charges and advances made by it. The fund may from time to time enter into brokerage arrangements that reduce or recapture fund expenses, including custody expenses. The fund also has an offset arrangement that may reduce the fund’s custody fee based on the amount of cash maintained by its custodian.

February 28, 2017	II-96

Counsel to the Fund and the Independent Trustees

Ropes & Gray LLP serves as counsel to the fund and the Independent Trustees, and is located at Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199.

DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the NYSE is open. Currently, the NYSE is closed Saturdays, Sundays and the following holidays: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. The fund determines net asset value as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern Time. The net asset value per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.

Assets of money market funds are valued at amortized cost pursuant to Rule 2a-7 under the 1940 Act. For other funds, securities and other assets (“Securities”) for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such Securities. Currently, prices for these Securities are determined using the last reported sale price (or official closing price for Securities listed on certain markets) or, if no sales are reported (as in the case of some Securities traded over-the-counter), the last reported bid price, except that certain Securities are valued at the mean between the last reported bid and ask prices. All other Securities are valued by Putnam Management or other parties at their fair value following procedures approved by the Trustees.

Reliable market quotations are not considered to be readily available for, among other Securities, long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value, generally on the basis of valuations furnished by approved pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Other Securities, such as various types of options, are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries.

Putnam Management values all other Securities at fair value using its internal resources. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the Securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted Securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such Securities and any available analysts’ reports regarding the issuer. In the case of Securities that are restricted as to resale, Putnam Management determines fair value based on the inherent worth of the Security without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature.

Generally, trading in certain Securities (such as foreign securities) is substantially completed each day at various times before the close of the NYSE. The closing prices for these Securities in markets or on exchanges outside the U.S. that close before the close of the NYSE may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will vary, it is possible that fair value prices will be used by the fund to a significant extent. In addition, Securities held by some of the funds may be traded in foreign markets that are open for business on days that the fund is not, and the trading of such Securities on

February 28, 2017	II-97

those days may have an impact on the value of a shareholder’s investment at a time when the shareholder cannot buy and sell shares of the fund.

Currency exchange rates used in valuing Securities are normally determined as of 4:00 p.m. Eastern Time. Occasionally, events affecting such exchange rates may occur between the time of the determination of exchange rates and the close of the NYSE, which, in the absence of fair valuation, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the currency exchange rates occur during such period, then the exchange rates used in valuing affected Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees.

In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain Securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected before the close of the NYSE. Occasionally, events affecting the value of such Securities may occur between the time of the determination of value and the close of the NYSE, which, in the absence of fair value prices, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the value of such Securities occur during such period, then these Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees. It is expected that any such instance would be very rare.

The fair value of Securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such Securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a Security at a given point in time and does not reflect an actual market price.

The fund may also value its Securities at fair value under other circumstances pursuant to procedures approved by the Trustees.

Money Market Funds

“Retail money market funds” and “government money market funds” each as defined by Rule 2a-7 under the 1940 Act generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Since the net income of a money market fund is declared as a dividend each time it is determined, the net asset value per share of a retail money market fund and government money market fund typically remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder’s investment in a money market fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of that fund in the shareholder’s account on the last business day of each month. It is expected that a money market fund’s net income will normally be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of a fund determined at any time is a negative amount, a money market fund may offset such amount allocable to each then shareholder’s account from dividends accrued during the month with respect to such account. If, at the time of payment of a dividend, such negative amount exceeds a shareholder’s accrued dividends, a money market fund may reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the fund that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in a money market fund.

February 28, 2017	II-98

INVESTOR SERVICES

Shareholder Information

Each time shareholders buy or sell shares, a statement confirming the transaction and listing their current share balance will be made available for viewing electronically or delivered via mail. (Under certain investment plans, a statement may only be sent quarterly.) The fund also sends annual and semiannual reports that keep shareholders informed about its portfolio and performance, and year-end tax information to simplify their recordkeeping. To help shareholders take full advantage of their Putnam investment, publications covering many topics of interest to investors are available on our website or from Putnam Investor Services. Shareholders may call Putnam Investor Services toll-free weekdays at 1-800-225-1581 between 8:00 a.m. and 8:00 p.m. Eastern Time for more information, including account balances. Shareholders can also visit the Putnam website at http://www.putnam.com.

Your Investing Account

The following information provides more detail concerning the operation of a Putnam Investing Account. For further information or assistance, investors should consult Putnam Investor Services. Shareholders who purchase shares through an employer-sponsored retirement plan should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

A shareholder may reinvest a cash distribution without a front-end sales charge or without the reinvested shares being subject to a CDSC, as the case may be, by delivering to Putnam Investor Services the uncashed distribution check. Putnam Investor Services must receive the properly endorsed check within 1 year after the date of the check.

The Investing Account also provides a way to accumulate shares of the fund. In most cases, after an initial investment, a shareholder may send checks to Putnam Investor Services, made payable to the fund, to purchase additional shares at the applicable public offering price next determined after Putnam Investor Services receives the check. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

Putnam Investor Services acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, shares will be purchased through the investment dealer designated by the shareholder. Shareholders may change investment dealers at any time by written notice to Putnam Investor Services, provided the new dealer has a sales agreement with Putnam Retail Management.

Shares credited to an account are transferable upon written instructions in good order to Putnam Investor Services and may be sold to the fund as described under "How do I sell or exchange fund shares?" in the prospectus. Putnam funds no longer issue share certificates. A shareholder may send to Putnam Investor Services any certificates which have been previously issued to enable more convenient maintenance of the account as a book-entry account.

Putnam Retail Management, at its expense, may provide certain additional reports and administrative material to qualifying institutional investors with fiduciary responsibilities to assist these investors in discharging their responsibilities. Institutions seeking further information about this service should contact Putnam Retail Management, which may modify or terminate this service at any time.

The fund pays Putnam Investor Services' fees for maintaining Investing Accounts.

Checkwriting Privilege. For those funds that allow shareholders, as disclosed in the prospectus, to redeem shares by check, Putnam is currently waiving the minimum per-check amount stated in the prospectus.

February 28, 2017	II-99

Reinstatement Privilege

An investor who has redeemed shares of the fund may reinvest within 90 days of such redemption the proceeds of such redemption in shares of the same class of the fund, or may reinvest within 90 days of such redemption the proceeds in shares of the same class of one of the other continuously offered Putnam funds (through the exchange privilege described in the prospectus), including, in the case of shares subject to a CDSC, the amount of CDSC charged on the redemption. Any such reinvestment would be at the net asset value of the shares of the fund(s) the investor selects, next determined after Putnam Retail Management receives a Reinstatement Authorization. The time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions and, in the case of class B shares, the eight-year period for conversion to class A shares. Reinstatements into class B, class C or class M shares may be permitted even if the resulting purchase would otherwise be rejected for causing a shareholder’s investments in such class to exceed the applicable investment maximum. Shareholders will receive from Putnam Retail Management the amount of any CDSC paid at the time of redemption as part of the reinstated investment, which may be treated as capital gains to the shareholder for tax purposes.

Exercise of the Reinstatement Privilege does not alter the federal income tax treatment of any capital gains realized on a sale of fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the fund, some or all of the loss may be disallowed as a deduction. Consult your tax adviser. Investors who desire to exercise the Reinstatement Privilege should contact their investment dealer or Putnam Investor Services.

Exchange Privilege

Except as otherwise set forth in this section, by calling Putnam Investor Services, investors may exchange shares valued in the aggregate up to $500,000 between accounts with identical registrations, provided that no certificates are outstanding for such shares. During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Putnam Investor Services by telephone to exercise the telephone exchange privilege.

Putnam Investor Services also makes exchanges promptly after receiving a properly completed Exchange Authorization Form and, if issued, share certificates. If the shareholder is a corporation, partnership, agent, or surviving joint owner, Putnam Investor Services will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Putnam fund, completion of an exchange may be delayed under unusual circumstances if the fund were to suspend redemptions or postpone payment for the fund shares being exchanged, in accordance with federal securities laws. Exchange Authorization Forms and prospectuses of the other Putnam funds are available from Putnam Retail Management or investment dealers having sales contracts with Putnam Retail Management. The prospectus of each fund describes its goal(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Putnam funds are not available to residents of all states. The fund reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Putnam Investor Services at 1-800-225-1581.


Shareholders of other Putnam funds may also exchange their shares at net asset value for shares of the fund, as set forth in the current prospectus of each fund. Exchanges from Putnam Government Money Market Fund, Putnam Money Market Fund or Putnam Short Duration Income Fund into another Putnam fund may be subject to an initial sales charge. Generally exchanges of class T shares of one Putnam fund for class T shares of another Putnam fund will be subject to the initial sales charge applicable to class T shares. [As described in

February 28, 2017	II-100

the prospectus, shareholders holding shares through certain financial intermediaries with whom Putnam Retail Management has entered into arrangements may be able to exchange into class T shares without being subject to an initial sales charge.]


For federal income tax purposes, an exchange is a sale on which the investor generally will realize a capital gain or loss depending on whether the net asset value at the time of the exchange is more or less than the investor's basis.


Same-Fund Exchange Privilege. Class A shareholders who are eligible to purchase class R5, class R6, class T or class Y shares may exchange their class A shares for class R5, class R6, class T or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state, that the class A shares are no longer subject to a CDSC and, in the case of class R5, class R6 and class T shares, if applicable, the shares are available through the relevant retirement plan.


Class C shareholders who are eligible to purchase class A shares without a sales charge because the shareholders are (i) clients of broker-dealers, financial institutions, financial intermediaries or registered investment advisors that are approved by Putnam Retail Management and charge a fee for advisory or investment services or (ii) clients of broker-dealers, financial institutions, or financial intermediaries that have entered into an agreement with Putnam Retail Management to offer shares through a fund ‘supermarket’ or retail self-directed brokerage account (with or without the imposition of a transaction fee) may exchange their class C shares for class A shares of the same fund, provided that (i) the class C shares are no longer subject to a CDSC and (ii) class A shares of such fund are offered to residents of the shareholder’s state.


Class C shareholders who are eligible to purchase class T or class Y shares may exchange their class C shares for class T or class Y shares of the same fund, provided that the class C shares are no longer subject to a CDSC , class T or class Y shares of such fund are offered to residents of the shareholder’s state and, in the case of class T shares, if applicable, the shares are available through the relevant retirement plan .

Class M shareholders who are eligible to purchase class T or class Y shares may exchange their Class M shares for class T or class Y shares of the same fund, provided that class T or class Y shares of such fund are offered to residents of the shareholder’s state.

Class R shareholders who are eligible to purchase class R5 or class R6 shares may exchange their class R shares for class R5 or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and, in the case of class R5 and class R6 shares, the shares are available through the relevant retirement plan.

Class R5 shareholders who are eligible to purchase class A, class R, class R6 or class Y shares may exchange their class R5 shares for class A, class R, class R 6, or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.


 Class R6 shareholders who are eligible to purchase class A, class R, class R5 or class Y shares may exchange their class R6 shares for class A, class R, class R5 or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

February 28, 2017	II-101


Class Y shareholders who are eligible to purchase class A, class C, class R 5, class R6 or class T shares may exchange their class Y shares for class A, class C, class R 5, class R6 or class T shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and, in the case of class R5 and class R6 shares, the shares are available through the relevant retirement plan. Class Y shareholders should be aware that the financial institution or intermediary through which they hold class Y shares may have the authority under its account or similar agreement to exchange class Y shares for class A, class C or class ~~^~~T shares under certain circumstances, and none of the Putnam Funds, Putnam Retail Management or Putnam Investor Services are responsible for any actions taken by a shareholder’s financial institution or intermediary in this regard.


No sales charges or other charges will apply to any such exchange. For federal income tax purposes, a same-fund exchange is not expected to result in the realization by the investor of a capital gain or loss. Shareholders should be aware that (i) the same-fund exchange privilege may be effected only if permitted by a shareholder’s dealer of record, (ii) the same-fund exchange privilege may not be available for all accounts and may not be offered by all dealers, financial institutions and other intermediaries through which a shareholder may hold shares, and (iii) the dealer of record through whom a shareholder holds shares may be authorized (e.g., under its account or similar agreement with a shareholder) to reject any same-fund exchange. None of the Putnam funds, Putnam Retail Management or Putnam Investor Services are responsible for any determinations made, or any actions taken, by a shareholder’s dealer of record in respect of same-fund exchanges. To exchange shares under the same-fund exchange privilege, please contact your investment dealer or Putnam Investor Services.

Dividends PLUS

Shareholders may invest the fund's distributions of net investment income or distributions combining net investment income and short-term capital gains in shares of the same class of another continuously offered Putnam fund (the "receiving fund") using the net asset value per share of the receiving fund determined on the date the fund's distribution is payable. No sales charge or CDSC will apply to the purchased shares. The prospectus of each fund describes its goal(s) and policies, and shareholders should obtain a prospectus and consider these goal(s) and policies carefully before investing their distributions in the receiving fund. Shares of certain Putnam funds are not available to residents of all states.

Shareholders of other Putnam funds may also use their distributions to purchase shares of the fund at net asset value.

For federal tax purposes, distributions from the fund which are reinvested in another fund are treated as paid by the fund to the shareholder and invested by the shareholder in the receiving fund and thus, to the extent composed of taxable income and deemed paid to a taxable shareholder, are taxable.

The Dividends PLUS program may be revised or terminated at any time.

Plans Available to Shareholders

The plans described below are fully voluntary and may be terminated at any time without the imposition by the fund or Putnam Investor Services of any penalty. All plans provide for automatic reinvestment of all distributions in additional shares of the fund at net asset value. The fund, Putnam Retail Management or Putnam Investor Services may modify or cease offering these plans at any time.

Systematic Withdrawal Plan ("SWP"). An investor who owns or buys shares of the fund valued at $5,000 or more at the current public offering price may open a SWP plan and have a designated sum of money ($50 or more) paid monthly, quarterly, semi-annually or annually to the investor or another person. (Payments from

February 28, 2017	II-102

the fund can be combined with payments from other Putnam funds into a single check through a designated payment plan.) Shares are deposited in a plan account, and all distributions are reinvested in additional shares of the fund at net asset value (except where the plan is utilized in connection with a charitable remainder trust). Shares in a plan account are then redeemed at net asset value to make each withdrawal payment. Payment will be made to any person the investor designates; however, if shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to a designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a plan generally will result in a gain or loss for tax purposes. Some or all of the losses realized upon redemption may be disallowed pursuant to the so-called wash sale rules if shares of the same fund from which shares were redeemed are purchased (including through the reinvestment of fund distributions) within a period beginning 30 days before, and ending 30 days after, such redemption. In such a case, the basis of the replacement shares will be increased to reflect the disallowed loss. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The cost of administering these plans for the benefit of those shareholders participating in them is borne by the fund as an expense of all shareholders. The fund, Putnam Retail Management or Putnam Investor Services may terminate or change the terms of the plan at any time. A plan will be terminated if communications mailed to the shareholder are returned as undeliverable.

Investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The fund and Putnam Investor Services make no recommendations or representations in this regard.

Tax-favored plans. (Not offered by funds investing primarily in Tax-exempt Securities.) Investors may purchase shares of the fund through the following Tax Qualified Retirement Plans, available to qualified individuals or organizations:

Standard and variable profit-sharing (including 401(k)) and money purchase pension plans; and Individual Retirement Account Plans (IRAs), including SIMPLE IRAs, Roth IRAs, SEP IRAs; and Coverdell Education savings plans.

Forms and further information on these Plans are available from investment dealers or from Putnam Retail Management. In addition, plan administration arrangements are available on an optional basis; contact Putnam Investor Services at 1-866-207-7261.

Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974, or otherwise, is recommended.

Automatic Rebalancing Arrangements. Putnam Retail Management or Putnam Investor Services may enter into arrangements with certain dealers which provide for automatic periodic rebalancing of shareholders’ accounts in Putnam funds. For more information about these arrangements, please contact Putnam Retail Management or Putnam Investor Services.

SIGNATURE GUARANTEES

Requests to redeem shares having a net asset value of $100,000 or more, or to transfer shares or make redemption proceeds payable to anyone other than the registered account owners, must be signed by all registered owners or their legal representatives and must be guaranteed by a bank, broker/dealer, municipal securities dealer or broker, credit union, national securities exchange, registered securities association, clearing agency, savings association or trust company, provided such institution is authorized and acceptable under and

February 28, 2017	II-103

conforms with Putnam Investor Services’ signature guarantee procedures. A copy of such procedures is available upon request. In certain situations, for example, if you want your redemption proceeds sent to an address other than your address as it appears on Putnam’s records, you may also need to provide a signature guarantee. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services at 1-800-225-1581 for more information on Putnam’s signature guarantee and documentation requirements.

REDEMPTIONS

Suspension of redemptions. The fund may not suspend shareholders’ right of redemption, or postpone payment for more than seven days, unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

In-kind redemptions. To the extent consistent with applicable laws and regulations, the fund will consider satisfying all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions). Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. For information regarding procedures for in-kind redemptions, please contact Putnam Retail Management.

POLICY ON EXCESSIVE SHORT-TERM TRADING

As disclosed in the prospectus of each fund other than Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Short Duration Income Fund, Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. Putnam Management’s Compliance Department currently uses multiple reporting tools in an attempt to detect short-term trading activity occurring in shareholder accounts. Putnam Management measures excessive short-term trading in the fund by the number of “round trip” transactions, as defined in the prospectus, above a specified dollar amount within a specified period of time. Generally, if an investor has been identified as having completed two “round trip” transactions with values of at least $25,000 within a rolling 90-day period, Putnam Management will issue the investor and/or his or her financial intermediary, if any, a written warning. To the extent that short-term trading activity continues, additional measures may be taken. Putnam Management’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances appears to be remote.

February 28, 2017	II-104

DISCLOSURE OF PORTFOLIO INFORMATION

The Trustees of the Putnam funds have adopted policies with respect to the disclosure of the fund’s portfolio holdings by the fund, Putnam Management, or their affiliates. These policies provide that information about the fund’s portfolio generally may not be released to any party prior to (i) the day after the posting of such information on the Putnam Investments website, (ii) the filing of the information with the SEC in a required filing, or (iii) the dissemination of such information to all shareholders simultaneously. Certain limited exceptions pursuant to the fund’s policies are described below. The Trustees will periodically receive reports from the fund’s Chief Compliance Officer regarding the operation of these policies and procedures, including any arrangements to make non-public disclosures of the fund’s portfolio information to third parties. Putnam Management and its affiliates are not permitted to receive compensation or other consideration in connection with disclosing information about the fund’s portfolio holdings to third parties.

Public Disclosures

The fund’s portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the Putnam Investments website. The fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the fund’s fiscal year). In addition, money market funds file monthly reports of portfolio holdings on form N-MFP (with respect to the prior month). Shareholders may obtain the Form N-CSR, N-MFP and N-Q filings on the SEC’s website at http://www.sec.gov. In addition, Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Form N-CSR and N-Q filings are available upon filing and form N-MFP filings are available 60 days after each calendar month end. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

For Putnam Money Market Fund and Putnam Government Money Market Fund, the following information is publicly available on the Putnam Investments website, www.putnam.com/individual, as disclosed in the following table. This information will remain available on the website for six months thereafter, after which the information can be found on the SEC’s website.

Information	Frequency of Disclosure	Date of Web Posting

Full Portfolio Holdings	Monthly	5 business days after the end of
each month.

For Putnam Short Duration Income Fund, Putnam Management makes the fund’s portfolio information publicly available on the Putnam Investments website, www.putnam.com/individual, as disclosed in the following table.

Information	Frequency of Disclosure	Date of Web Posting

Full Portfolio Holdings	Monthly	On or after 5 business days after
the end of each month.

For all other funds, Putnam Management also currently makes the fund’s portfolio information publicly available on the Putnam Investments website, www.putnam.com/individual, as disclosed in the following table.

February 28, 2017	II-105

Information(1)	Frequency of Disclosure	Date of Web Posting

Full Portfolio Holdings	Quarterly	Last business day of the month
following the end of each
calendar quarter

Top 10 Portfolio Holdings and	Monthly	Approximately 15 days after the
other portfolio statistics		end of each month

(1) Putnam mutual funds that are not currently offered to the general public (“incubated” funds) do not post portfolio holdings on the Web, except to the extent required by applicable regulations. Full portfolio holdings for the Putnam RetirementReady® Funds, Retirement Income Fund Lifestyle 1, and Putnam Global Sector Fund, which invest solely in other Putnam funds, are posted on www.putnam.com/individual approximately 15 days after the end of each month. Please see these funds’ prospectuses for their target allocations.

The scope of the information relating to the fund’s portfolio that is made available on the website may change from time to time without notice. In addition, the posting of fund holdings may be delayed in some instances for technical reasons.

Putnam Management or its affiliates may include fund portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the website.

Other Disclosures

In order to address potential conflicts between the interest of fund shareholders, on the one hand, and those of Putnam Management, Putnam Retail Management or any affiliated person of those entities or of the fund, on the other hand, the fund’s policies require that non-public disclosures of information regarding the fund’s portfolio may be made only if there is a legitimate business purpose consistent with fiduciary duties to all shareholders of the fund. In addition, the party receiving the non-public information must sign a non-disclosure agreement unless otherwise approved by the Chief Compliance Officer of the fund. Arrangements to make non-public disclosures of the fund’s portfolio information must be approved by the Chief Compliance Officer of the fund. The Chief Compliance Officer will report on an ongoing basis to a committee of the fund’s Board of Trustees consisting only of Trustees who are not “interested persons” of the fund or Putnam Management regarding any such arrangement that the fund may enter into with third parties other than service providers to the fund.

The fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the fund with its day-to-day business affairs. In addition to Putnam Management and its affiliates, including Putnam Investor Services and PRM, these service providers include the fund’s custodian (State Street Bank and Trust Company) and any sub-custodians (including one or more sub-custodians for each non-U.S. market in which the fund purchases securities), pricing services (including IDC, Reuters, Markit, Statpro, Standard & Poors, Bloomberg, ICE ClearCredit, LCH Swapclear, PriceServ and CME Group), independent registered public accounting firm (KPMG LLP or PricewaterhouseCoopers LLP), legal counsel (Ropes & Gray LLP and, for funds sold in Japan, Mori Hamada & Matsumoto), financial printer and filing agent (McMunn Associates, Inc., Newsfile Corp.), proxy voting service (Glass, Lewis & Co) and securities lending agent (Goldman Sachs Bank USA). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund.

February 28, 2017	II-106

The fund may also periodically provide non-public information about its portfolio holdings to rating and ranking organizations and other providers of industry data, such as Lipper Inc., Morningstar Inc., Bloomberg and Thomson Reuters, in connection with those firms’ research on and classification of the fund and in order to gather information about how the fund’s attributes (such as volatility, turnover, and expenses) compare with those of peer funds. The fund may also periodically provide non-public information about its portfolio holdings to consultants that provide portfolio analysis services or other investment research or trading analytics. Such recipients of portfolio holdings include Barclays, Factset, ITG, Bloomberg and Credit Suisse. Any such rating, ranking, or consulting or other firm would be required to keep the fund’s portfolio information confidential and would be prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund. Such firms may receive portfolio holdings information only from certain funds (such as equity funds or fixed income funds) and such information may be provided in greater or lesser detail depending on the nature of the services provided by the relevant firm.

INFORMATION SECURITY RISKS

Cyber security risk. With the increased use of interconnected technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies such as the fund and its service providers may be prone to operational, information security and related risks resulting from third-party cyber-attacks and/or other technological malfunctions. Cyber-attacks may include stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security or technology breakdowns of, the fund or its adviser, custodian, transfer agent, or other affiliated or third-party service providers may adversely affect the fund and its shareholders. For example, cyber-attacks may interfere with the processing of shareholder transactions, impact the fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential fund information, impede trading, cause reputational damage, and subject the fund or others to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Similar types of cyber security risks also are present for issuers of securities in which the fund invests, which could result in material adverse consequences for such issuers, and may cause the fund’s investment in such securities to lose value. The fund and Putnam Investments may have limited ability to prevent or mitigate cyber-attacks or security or technology breakdowns affecting the fund’s third-party service providers. While Putnam has established business continuity plans and systems designed to prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.

PROXY VOTING GUIDELINES AND PROCEDURES

The Trustees of the Putnam funds have established proxy voting guidelines and procedures that govern the voting of proxies for the securities held in the funds’ portfolios. The proxy voting guidelines summarize the funds’ positions on various issues of concern to investors, and provide direction to the proxy voting service used by the funds as to how fund portfolio securities should be voted on proposals dealing with particular issues. The proxy voting procedures explain the role of the Trustees, Putnam Management, the proxy voting service and the funds’ proxy manager in the proxy voting process, describe the procedures for referring matters involving investment considerations to the investment personnel of Putnam Management and describe the procedures for handling potential conflicts of interest. The Putnam funds’ proxy voting guidelines and procedures are included in this SAI as Appendix A. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016 is available on the Putnam Individual Investor website, www.putnam.com/individual, and on the SEC’s website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You

February 28, 2017	II-107

may also obtain the Putnam funds’ proxy voting guidelines and procedures by calling Putnam’s Shareholder Services at 1-800-225-1581.

SECURITIES RATINGS

The ratings of securities in which the fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management may use the highest rating assigned by any agency. Putnam Management will not necessarily sell an investment if its rating is reduced. Below are descriptions of ratings, as provided by the rating agencies, which represent opinions as to the quality of various debt instruments.

Moody’s Investors Service, Inc.

Global Long-Term Rating Scale (original maturity of 1 year or more)

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

February 28, 2017	II-108

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale (original maturity of 13 months or less)

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Obligation Ratings

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

US Municipal Demand Obligation Ratings

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

February 28, 2017	II-109

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s

Long-Term Issue Credit Ratings (original maturity of one year or more)

AAA – An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB ; B ; CCC ; CC and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the lowest degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

February 28, 2017	II-110

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings (original maturity of 365 days or less)

A-1 – A short-term obligation rated’A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 – A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 – A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B – A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C – A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D – A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the due date, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings (original maturity of 3 years or less)

SP-1 – Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

February 28, 2017	II-111

SP-2 – Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 – Speculative capacity to pay principal and interest.

Fitch Ratings

Long-Term Rating Scales

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B – Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC – Substantial credit risk. Default is a real possibility.

CC – Very high levels of credit risk. Default of some kind appears probable.

C – Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD – Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

February 28, 2017	II-112

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D – Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Issuer Default Rating (IDR) category, or to Long-Term IDR categories below ‘B’.

Short-Term Ratings

F1 – Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 – Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 – Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C – High short-term default risk. Default is a real possibility.

RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

February 28, 2017	II-113

Appendix A
Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Voting Director’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Voting Director of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Voting Director and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Voting Director, in consultation with a senior member of the Office of the Trustees and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

February 28, 2017	II-114

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

➢ The funds will withhold votes from the entire board of directors if

• the board does not have a majority of independent directors,

• the board has not established independent nominating, audit, and compensation committees,

• the board has more than 19 members or fewer than five members, absent special circumstances,

• the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

• the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

➢ The funds will on a case -by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices.

February 28, 2017	II-115

➢ The funds will withhold votes from any nominee for director:

• who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

• who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

• of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”),


• who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board),

• who serves as an executive officer of any company while serving on more than two public company boards (votes withheld only at the nominee’s outside boards), or


• who is a member of the governance or other responsible committee, if the company has adopted without shareholder approval a bylaw provision shifting legal fees and costs to unsuccessful plaintiffs in intra-corporate litigation.

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

February 28, 2017	II-116


Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. Generally, the funds withhold support from directors serving on more than five unaffiliated public company boards, although an exception may be made in the case of a director who represents an investing firm with the sole purpose of managing a portfolio of investments that includes the company. The funds also withhold support from directors who serve as executive officers at a company and on the boards of more than two unaffiliated public companies (votes withheld at outside boards only). The funds may also withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.


Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management and shareholders. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance. It may also represent a disregard for the interests of shareholders if a board of directors fails to register an appropriate response when a director who fails to win the support of a majority of shareholders in an election (sometimes referred to as a “rejected director”) continues to serve on the board. While the Trustees recognize that it may in some circumstances be appropriate for a rejected director to continue his or her service on the board, steps should be taken to address the concerns reflected by the shareholders’ lack of support for the rejected director. Adopting a fee-shifting bylaw provision without shareholder approval, which may discourage legitimate shareholders lawsuits as well as frivolous ones, is another example of disregard for shareholder interests.

Contested Elections of Directors

➢ The funds will vote on a case- by-case basis in contested elections of directors.

February 28, 2017	II-117

Classified Boards

➢ The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

➢ Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

➢ The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

➢ The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

➢ The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

➢ The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

February 28, 2017	II-118

➢ Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

➢ The funds will vote for proposals to approve a company’s executive compensation program (i.e., “say on pay” proposals in which the company’s board proposes that shareholders indicate their support for the company’s compensation philosophy, policies, and practices), except that the funds will vote against the proposal if the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

➢ The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

• the amount per employee under the plan is unlimited, or

• the plan’s performance criteria is undisclosed, or

• the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management’s interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

February 28, 2017	II-119

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

➢ The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

➢ The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

➢ The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

➢ The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

February 28, 2017	II-120

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

➢ The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

➢ The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company’s net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

➢ The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

➢ The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

➢ The funds will vote on a case -by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

➢ The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments (for example, amendments implementing proxy access proposals) and the transaction of other unidentified, substantive business at a shareholder

February 28, 2017	II-121

meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Voting Director’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

➢ The funds will vote on a case-by-case basis on shareholder proposals requiring that the chairman’s position be filled by someone other than the chief executive officer.

➢ The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

➢ The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

➢ The funds will vote for shareholder proposals to eliminate supermajority vote requirements in the company’s charter documents.

➢ The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

➢ The funds will vote for shareholder proposals to amend a company’s charter documents to permit shareholders to call special meetings, but only if both of the following conditions are met:

February 28, 2017	II-122

• the proposed amendment limits the right to call special meetings to shareholders holding at least 15% of the company’s outstanding shares, and

• applicable state law does not otherwise provide shareholders with the right to call special meetings.

➢ The funds will vote on a case-by-case basis on shareholder proposals relating to proxy access.

➢ The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

➢ The funds will vote for shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

➢ The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.

➢ The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

➢ The funds will vote for shareholder proposals calling for the company to obtain shareholder approval for any future golden coffins or unearned death benefits (payments or awards of unearned salary or bonus, accelerated vesting or the continuation of unvested equity awards, perquisites or other payments or awards in respect of an executive following his or her death), and for shareholder proposals calling for the company to cease providing golden coffins or unearned death benefits.

➢ The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

February 28, 2017	II-123

➢ The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

➢ The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

➢ The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: The funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis. The funds will also consider proposals requiring that the chairman’s position be filled by someone other than the company’s chief executive officer on a case-by-case basis, recognizing that in some cases this separation may advance the company’s corporate governance while in other cases it may be less necessary to the sound governance of the company. The funds will take into account the level of independent leadership on a company’s board in evaluating these proposals.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders’ interests. The funds also generally support shareholder proposals to declassify a board, to eliminate supermajority vote requirements, or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However,

February 28, 2017	II-124

the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees disfavor golden coffins or unearned death benefits, and the funds will generally support shareholder proposals to restrict or terminate these practices. The Trustees will also consider whether a company’s overall compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. As the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

February 28, 2017	II-125

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U. S. issuers except as follows:

Uncontested Board Elections

China, India, Indonesia, Philippines, Taiwan and Thailand

➢ The funds will withhold votes from the entire board of directors if

• fewer than one-third of the directors are independent directors, or

• the board has not established audit, compensation and nominating committees each composed of a majority of independent directors.

Commentary: Whether a director is considered “independent” or not will be determined by reference to local corporate law or listing standards.

February 28, 2017	II-126

Europe ex-United Kingdom

➢ The funds will withhold votes from the entire board of directors if

• the board has not established audit and compensation committees each composed of a majority of independent, non-executive directors, or

• the board has not established a nominating committee composed of a majority of independent directors.

Commentary: An “independent director” under the European Commission’s guidelines is one who is free of any business, family or other relationship, with the company, its controlling shareholder or the management of either, that creates a conflict of interest such as to impair his judgment. A “non-executive director” is one who is not engaged in the daily management of the company.

Germany

➢ For companies subject to “co-determination,” the funds will vote for the election of nominees to the supervisory board, except that the funds will vote on a case-by-case basis for any nominee who is either an employee of the company or who is otherwise affiliated with the company (as determined by the funds’ proxy voting service).

➢ The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system—a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination” and with the goal of supporting independent nominees, the Funds will vote for supervisory board members who are neither employees of the company nor otherwise affiliated with the company.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

February 28, 2017	II-127

Hong Kong

➢ The funds will withhold votes from the entire board of directors if

• fewer than one-third of the directors are independent directors, or

• the board has not established audit, compensation and nominating committees each with at least a majority of its members being independent directors, or

• the chair of the audit, compensation or nominating committee is not an independent director.

Commentary. For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited Section 3.13.

Italy

➢ The funds will withhold votes from any director not identified in the proxy materials.

Commentary: In Italy, companies have the right to nominate co-opted directors for election to the board at the next annual general meeting, but do not have to indicate, until the day of the annual meeting, whether or not they are nominating a co-opted director for election. When a company does not explicitly state in its proxy materials that co-opted directors are standing for election, shareholders will not know for sure who the board nominees are until the actual meeting occurs. The funds will withhold support from any such co-opted director on the grounds that there was insufficient information for evaluation before the meeting.

Japan

➢ For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established nominating and compensation committees composed of a majority of outside directors, or

• the board has not established an audit committee composed of a majority of independent directors.

➢ The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

February 28, 2017	II-128

Board structure : Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

➢ The funds will withhold votes from the entire board of directors if

• fewer than half of the directors are outside directors,

• the board has not established a nominating committee with at least half of the members being outside directors, or

• the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors .

➢ The funds will vote withhold votes from nominees to the audit committee if the board has not established an audit committee composed of (or proposed to be composed of) at least three members, and of which at least two-thirds of its members are (or will be) outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair the performance his or her duties impartially with respect to the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Malaysia

➢ The funds will withhold votes from the entire board of directors if

February 28, 2017	II-129

• in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, less than a majority of the directors are independent directors,

• the board has not established audit and nominating committees with at least a majority of the members being independent directors and all of the members being non-executive directors, or

• the board has not established a compensation committee with at least a majority of the members being non-executive directors.

Commentary. For purposes of these guidelines, an “independent director” is a director who has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Malaysia Code of Corporate Governance, Commentary to Recommendation 3.1. A “non-executive director” is a director who does not take on primary responsibility for leadership of the company.

Russia

➢ The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

Singapore

➢ The funds will withhold votes from the entire board of directors if

• in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, fewer than half of the directors are independent directors,

February 28, 2017	II-130

• the board has not established audit and compensation committees, each with an independent director serving as chair, with at least a majority of the members being independent directors, and with all of the directors being non-executive directors, or

• the board has not established a nominating committee, with an independent director serving as chair, and with at least a majority of the members being independent directors.

Commentary: For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Singapore Code of Corporate Governance, Guideline 2.3. A “non-executive director” is a director who is not employed with the company.

United Kingdom

➢ The funds will withhold votes from the entire board of directors if

• fewer than half of the directors are independent non-executive directors,

• the board has not established a nomination committee composed of a majority of independent non-executive directors, or

• the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors, provided that, to the extent permitted under the United Kingdom’s Combined Code on Corporate Governance, the company chairman may serve on (but not serve as chairman of) the compensation and audit committees if the chairman was considered independent upon his or her appointment as chairman.

➢ The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

➢ The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board

February 28, 2017	II-131

independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence. Company chairmen in the U.K. are generally considered affiliated upon appointment as chairman due to the nature of the position of chairman. Consistent with the Combined Code, a company chairman who was considered independent upon appointment as chairman: may serve as a member of, but not as the chairman of, the compensation (remuneration) committee; and, in the case of smaller companies, may serve as a member of, but not as the chairman of, the audit committee.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

All other jurisdictions

➢ The funds will vote for supervisory board nominees when the supervisory board meets the funds’ independence standards, otherwise the funds will vote against supervisory board nominees.

Commentary: Companies in many jurisdictions operate under the oversight of supervisory boards. In the absence of jurisdiction-specific guidelines, the funds will generally hold supervisory boards to the same standards of independence as it applies to boards of directors in the United States.

Contested Board Elections

Italy

➢ The funds will vote for the management- or board-sponsored slate of nominees if the board meets the funds’ independence standards, and against the management- or board-sponsored slate of nominees if the board does not meet the funds’ independence standards; the funds will not vote on shareholder-proposed slates of nominees.

February 28, 2017	II-132

Commentary: Contested elections in Italy may involve a variety of competing slates of nominees. In these circumstances, the funds will focus their analysis on the board- or management-sponsored slate.

Corporate Governance

➢ The funds will vote for proposals to change the size of a board if the board meets the funds’ independence standards, and against proposals to change the size of a board if the board does not meet the funds’ independence standards.

➢ The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

➢ The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

➢ The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Australia

➢ The funds will vote on a case-by-case basis on board spill resolutions.

Commentary: The Corporations Amendment (Improving Accountability on Director and Executive Compensation) Bill 2011 provides that, if a company’s remuneration report receives a “no” vote of 25% or more of all votes cast at two consecutive annual general meetings, at the second annual general meeting, a spill resolution must be proposed. If the spill resolution is approved (by simple majority), then a further meeting to elect a new board (excluding the managing director) must be held within 90 days. The funds will consider board spill resolutions on a case-by-case basis.

Europe

➢ The funds will vote for proposals to ratify board acts, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Taiwan

➢ The funds will vote against proposals to release directors from their non-competition obligations (their obligations not to engage in any business that is competitive with the company), unless the proposal is narrowly drafted to permit directors to engage in a business that is competitive with the company only on behalf of a wholly-owned subsidiary of the company.

February 28, 2017	II-133

Compensation

➢ The funds will vote for proposals to approve annual directors’ fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds’ proxy voting service has recommended a vote against such a proposal.

➢ The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors’ fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors’ fees paid by the company’s peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company’s long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

Europe and Asia ex-Japan

➢ In the case of proposals that do not include sufficient information for determining average annual dilution, the funds will vote for stock option and restricted stock plans that will result in an average gross potential dilution of 5% or less.

Commentary: Asia ex-Japan means China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. In these markets, companies may not disclose the life of the plan and there may not be a specific number of shares requested; therefore, it may not be possible to determine the average annual dilution related to the plan and apply the funds’ standard dilution test.

France

➢ The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 70% of their market value; (2) the vesting period is greater than or equal to 10 years; (3) the offering period under the plan is 27 months or less; and (4) dilution is 10% or less.

Commentary: To conform to local market practice, the funds support plans or schemes at French issuers that permit the purchase of shares at up to a 30% discount (i.e., shares may be purchased for no less than 70% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value); in the United Kingdom, up to a 20% discount is permitted.

February 28, 2017	II-134

United Kingdom

➢ The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 80% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: These are the same features that the funds require of employee stock purchase plans proposed by U.S. issuers, except that, to conform to local market practice, the funds support plans or schemes at United Kingdom issuers that permit the purchase of shares at up to a 20% discount (i.e. , shares may be purchased for no less than 80% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value).

Capitalization

Unless a proposal is directly addressed by a country-specific guideline:

➢ The funds will vote for proposals

• to issue additional common stock representing up to 20% of the company’s outstanding common stock, where shareholders do not have preemptive rights, or

• to issue additional common stock representing up to 100% of the company’s outstanding common stock, where shareholders do have preemptive rights.

➢ The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds’ proxy voting service; otherwise, the funds will vote against such proposals.

Australia

➢ The funds will vote for proposals to carve out, from the general cap on non- pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

➢ The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

China

➢ The funds will vote for proposals to issue and/or to trade in non-convertible, convertible and/or exchangeable debt obligations, except that the funds will consider these proposals

February 28, 2017	II-135

on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Hong Kong

➢ The funds will vote for proposals to approve a general mandate permitting the company to engage in non- pro rata share issues of up to 20% of total equity in a year if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

➢ The funds will for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) the funds supported (or would have supported, in accordance with these guidelines) the share repurchase program, (2) the reissued shares represent no more than 10% of the company’s outstanding shares (measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.

France

➢ The funds will vote for proposals to increase authorized shares, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

➢ The funds will vote against proposals to authorize the issuance of common stock or convertible debt instruments and against proposals to authorize the repurchase and/or reissuance of shares where those authorizations may be used, without further shareholder approval, as anti-takeover measures.

New Zealand

➢ The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: In light of the prevalence of certain types of capitalization proposals in Australia, China, Hong Kong, France and New Zealand, the funds have adopted guidelines specific to those jurisdictions.

Other Business Matters

➢ The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

➢ The funds will vote for proposals permitting companies to issue regulatory reports in English.

February 28, 2017	II-136

➢ The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

➢ The funds will vote for proposals to amend a company’s charter or bylaws, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: If the substance of any proposed amendment is covered by a specific guideline included herein, then that guideline will govern.

France

➢ The funds will vote for proposals to approve a company’s related party transactions, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

➢ If a company has not proposed an opt-out clause in its articles of association and the implementation of double-voting rights has not been approved by shareholders, the funds will vote against the ratification of board acts for the previous fiscal year, will withhold votes from the re-election of members of the board’s governance committee (or in the absence of a governance committee, against the chair of the board or the next session board member up for re-election) and, if there is no opportunity to vote against ratification of board acts or to withhold votes from directors, will vote against the approval of the company’s accounts and reports.

Commentary: In France, shareholders are generally requested to approve any agreement between the company and: (i) its directors, chair of the board, CEO and deputy CEOs; (ii) the members of the supervisory board and management board, for companies with a dual structure; and (iii) a shareholder who directly or indirectly owns at least 10% of the company’s voting rights. This includes agreements under which compensation may be paid to executive officers after the end of their employment, such as severance payments, supplementary retirement plans and non-competition agreements. The funds will generally support these proposals unless the funds’ proxy voting service recommends a vote against, in which case the funds will consider the proposal on a case-by-case basis.

Under French law, shareholders of French companies with shares held in registered form under the same name for at least two years will automatically be granted double-voting rights, unless a company has amended its articles of association to opt out of the double-voting rights regime. Awarding double-voting rights in this manner is likely to disadvantage non-French institutional

February 28, 2017	II-137

shareholders. Accordingly, the funds will take actions to signal disapproval of double-voting rights at companies that have not opted-out from the double-voting rights regime and that have not obtained shareholder approval of the double-voting rights regime.

Germany

➢ The funds will vote in accordance with the recommendation of the company’s board of directors on shareholder countermotions added to a company’s meeting agenda, unless the countermotion is directly addressed by one of the funds’ other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds’ intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

➢ The funds will vote for proposals to approve profit-and-loss transfer agreements between a controlling company and its subsidiaries.

Commentary: These agreements are customary in Germany and are typically entered into for tax purposes. In light of this and the prevalence of these proposals, the funds have adopted a guideline to vote for this type of proposal.

Taiwan

➢ The funds will vote for proposals to amend a Taiwanese company’s procedural rules.

Commentary: Since procedural rules, which address such matters as a company’s policies with respect to capital loans, endorsements and guarantees, and acquisitions and disposal of assets, are generally adopted or amended to conform to changes in local regulations governing these transactions, the funds have adopted a guideline to vote for these transactions.


As adopted January 27, 2017


Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds’ Trustees, proxy voting service and Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

February 28, 2017	II-138

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodian(s) to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Voting Director for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the attention of the Proxy Voting Director specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Voting Director

The Proxy Voting Director, a member of the Office of the Trustees, assists in the coordination and voting of the funds’ proxies. The Proxy Voting Director will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Voting Director is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. In addition, the Proxy Voting Director is the contact person for receiving recommendations from Putnam Management’s investment professionals with respect to any proxy question in circumstances where the investment professional believes that the interests of fund shareholders warrant a vote contrary to the fund’s proxy voting guidelines.

On occasion, representatives of a company in which the funds have an investment may wish to meet with the company’s shareholders in advance of the company’s shareholder meeting,

February 28, 2017	II-139

typically to explain and to provide the company’s perspective on the proposals up for consideration at the meeting. As a general matter, the Proxy Voting Director will participate in meetings with these company representatives.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Voting Director under certain circumstances. Unless the referred proxy question involves investment considerations (i.e., the proxy question might be seen as having a bearing on the economic interests of a shareholder in the company), the Proxy Voting Director will assist in interpreting the guidelines and, if necessary, consult with a senior staff member of the Office of the Trustees and/or the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For referred proxy questions that involve investment considerations, the Proxy Voting Director will refer such questions, through an electronic request form, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each item referred to Putnam Management’s investment professionals, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Voting Director describing the results of such review. After receiving a referral item from the Proxy Voting Director, Putnam Management’s investment professionals will provide a recommendation electronically to the Proxy Voting Director and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; and (2) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Voting Director will review the recommendation of Putnam Management’s investment professionals (and the related Conflicts Report) in determining how to vote the funds’ proxies. The Proxy Voting Director will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Voting Director may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or

February 28, 2017	II-140

that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Voting Director and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Voting Director with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised June 12, 2009 and January 24, 2014.

February 28, 2017	II-141

Appendix B

February 28, 2017	II-142

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Absolute Return 100 Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Absolute Return 100 Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 14, 2016

Absolute Return 100 Fund 23

The fund’s portfolio 10/31/16

	Principal
CORPORATE BONDS AND NOTES (31.9%)*	amount	Value

Banking (7.4%)

Bank of America Corp. sr. unsec. unsub. notes 2.00%, 1/11/18	$1,159,000	$1,164,115

Bank of Montreal sr. unsec. unsub. notes Ser. MTN, 2.50%,
1/11/17 (Canada)	423,000	424,300

Bank of Nova Scotia (The) sr. unsec. unsub. notes 1.375%,
12/18/17 (Canada)	430,000	430,352

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. unsub.
notes 1.20%, 3/10/17 (Japan)	430,000	430,009

BNP Paribas SA company guaranty sr. unsec. unsub. bonds
Ser. MTN, 1.375%, 3/17/17 (France)	490,000	490,020

BNP Paribas SA company guaranty sr. unsec. unsub. notes
Ser. BKNT, 5.00%, 1/15/21 (France)	600,000	667,242

Commonwealth Bank of Australia 144A sr. unsec. notes 1.75%,
11/7/19 (Australia)	500,000	500,225

Commonwealth Bank of Australia/New York, NY sr. unsec. unsub.
bonds 1.125%, 3/13/17	588,000	588,348

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/
Netherlands (Rabobank Nederland) company guaranty sr. unsec.
notes 3.375%, 1/19/17 (Netherlands)	385,000	386,964

Fifth Third Bancorp unsec. sub. FRB 1.277%, 12/20/16	1,230,000	1,230,850

HBOS PLC unsec. sub. FRN Ser. EMTN, 1.535%, 9/6/17
(United Kingdom)	1,000,000	995,506

HSBC USA, Inc. sr. unsec. unsub. notes 2.00%, 8/7/18	1,000,000	1,004,700

Intesa Sanpaolo SpA company guaranty sr. unsec. bonds 2.375%,
1/13/17 (Italy)	1,500,000	1,501,350

JPMorgan Chase & Co. sr. unsec. unsub. notes 2.00%, 8/15/17	428,000	430,653

JPMorgan Chase & Co. unsec. sub. notes 3.875%, 9/10/24	135,000	140,990

KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.30%, 12/13/18	447,000	452,793

National Australia Bank, Ltd. 144A sr. unsec. FRN 1.524%,
12/9/19 (Australia)	1,000,000	1,000,249

PNC Bank NA sr. unsec. unsub. notes Ser. BKNT, 1.125%, 1/27/17	430,000	430,160

Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.20%,
7/27/18 (Canada)	435,000	440,466

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	200,000	183,500

Royal Bank of Scotland Group PLC unsec. sub. notes 4.70%, 7/3/18
(United Kingdom)	1,535,000	1,571,180

Santander Issuances SAU company guaranty unsec. sub. notes
5.179%, 11/19/25 (Spain)	200,000	206,476

Santander UK PLC sr. unsec. unsub. bonds 1.375%, 3/13/17
(United Kingdom)	462,000	462,018

Svenska Handelsbanken AB company guaranty sr. unsec. notes
2.875%, 4/4/17 (Sweden)	250,000	251,940

Wells Fargo & Co. sr. unsec. notes 2.10%, 5/8/17	423,000	424,974

		15,809,380

Basic materials (0.3%)

Archer-Daniels-Midland Co. sr. unsec. notes 5.45%, 3/15/18	338,000	357,453

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. unsub.
notes 9.00%, 5/1/19 (Australia)	98,000	115,272

Southern Copper Corp. sr. unsec. unsub. notes 5.875%,
4/23/45 (Peru)	200,000	199,500

		672,225

24 Absolute Return 100 Fund

	Principal
CORPORATE BONDS AND NOTES (31.9%)* cont.	amount	Value

Capital goods (0.7%)

Boeing Co. (The) sr. unsec. bonds 8.75%, 8/15/21	$865,000	$1,131,244

Covidien International Finance SA company guaranty sr. unsec.
unsub. notes 6.00%, 10/15/17 (Luxembourg)	430,000	449,492

		1,580,736

Communication services (2.1%)

AT&T, Inc. sr. unsec. unsub. notes 3.00%, 6/30/22	1,000,000	1,013,990

AT&T, Inc. sr. unsec. unsub. notes 1.70%, 6/1/17	430,000	431,570

Comcast Corp. company guaranty sr. unsec. unsub. bonds
6.50%, 1/15/17	430,000	434,857

Verizon Communications, Inc. sr. unsec. notes 2.625%, 2/21/20	815,000	831,117

Verizon Communications, Inc. sr. unsec. unsub. FRN
1.127%, 8/15/19	1,000,000	997,600

Vodafone Group PLC sr. unsec. unsub. notes 1.25%, 9/26/17
(United Kingdom)	744,000	743,307

		4,452,441

Consumer cyclicals (4.2%)

Amazon.com, Inc. sr. unsec. notes 1.20%, 11/29/17	423,000	423,636

Autonation, Inc. company guaranty sr. unsec. unsub. notes
6.75%, 4/15/18	365,000	389,625

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	100,000	109,251

Dollar General Corp. sr. unsec. sub. notes 1.875%, 4/15/18	300,000	301,271

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5.875%, 8/2/21	594,000	674,504

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.134%, 8/4/25	881,000	915,556

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 3.157%, 8/4/20	2,000,000	2,047,992

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 3.10%, 1/15/19	2,000,000	2,035,160

S&P Global, Inc. company guaranty sr. unsec. unsub. notes
3.30%, 8/14/20	1,010,000	1,052,397

Volkswagen International Finance NV 144A company guaranty sr.
unsec. FRN 1.241%, 11/18/16 (Germany)	1,000,000	1,000,098

		8,949,490

Consumer finance (1.1%)

Air Lease Corp. sr. unsec. notes 2.625%, 9/4/18	1,385,000	1,401,977

American Express Co. jr. unsec. sub. FRN Ser. C, 4.90%,
perpetual maturity	370,000	363,827

American Express Co. sr. unsec. notes 7.00%, 3/19/18	286,000	307,475

American Express Co. sr. unsec. notes 6.15%, 8/28/17	174,000	180,800

		2,254,079

Consumer staples (3.1%)

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 4.90%, 2/1/46	577,000	659,821

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 3.65%, 2/1/26	578,000	608,207

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. FRN 1.076%, 1/27/17	700,000	700,116

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 1.90%, 2/1/19	1,255,000	1,264,756

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 1.25%, 1/17/18	156,000	155,885

Absolute Return 100 Fund 25

	Principal
CORPORATE BONDS AND NOTES (31.9%)* cont.	amount	Value

Consumer staples cont.

CVS Health Corp. sr. unsec. notes 4.75%, 12/1/22	$1,030,000	$1,154,747

CVS Health Corp. sr. unsec. unsub. notes 2.25%, 12/5/18	430,000	435,929

Diageo Capital PLC company guaranty sr. unsec. unsub. notes
1.50%, 5/11/17 (United Kingdom)	202,000	202,533

Mondelez International Holdings Netherlands BV 144A company
guaranty sr. unsec. unsub. notes 1.625%, 10/28/19 (Netherlands)	1,000,000	996,824

PepsiCo, Inc. sr. unsec. unsub. notes 1.25%, 8/13/17	427,000	427,600

		6,606,418

Energy (3.5%)

BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
1.846%, 5/5/17 (United Kingdom)	430,000	431,518

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.70%,
5/15/17 (Canada)	430,000	439,277

Chevron Corp. sr. unsec. unsub. notes 1.104%, 12/5/17	423,000	422,987

ConocoPhillips Co. company guaranty sr. unsec. unsub. notes
1.05%, 12/15/17	430,000	427,784

Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	25,000	29,269

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 8.375%, 5/23/21 (Brazil)	306,000	338,513

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	2,312,000	2,274,430

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 4.875%, 3/17/20 (Brazil)	84,000	84,609

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5.50%, 1/21/21 (Mexico)	1,500,000	1,595,297

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	185,000	178,710

Phillips 66 company guaranty sr. unsec. unsub. notes 2.95%, 5/1/17	430,000	434,389

Shell International Finance BV company guaranty sr. unsec. unsub.
notes 5.20%, 3/22/17 (Netherlands)	462,000	469,387

Total Capital International SA company guaranty sr. unsec. unsub.
notes 1.55%, 6/28/17 (France)	423,000	423,978

		7,550,148

Financial (1.9%)

KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	1,977,000	2,281,072

Morgan Stanley sr. unsec. unsub. bonds 4.75%, 3/22/17	1,204,000	1,221,229

UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 3.00%, 4/15/21 (Jersey)	565,000	576,785

		4,079,086

Health care (2.4%)

AbbVie, Inc. sr. unsec. notes 1.75%, 11/6/17	385,000	386,374

Actavis Funding SCS company guaranty sr. unsec. notes 1.85%,
3/1/17 (Luxembourg)	2,000,000	2,004,674

Amgen, Inc. sr. unsec. unsub. notes 2.125%, 5/15/17	430,000	432,429

AstraZeneca PLC sr. unsec. unsub. notes 5.90%, 9/15/17
(United Kingdom)	430,000	447,363

Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	730,000	778,004

Johnson & Johnson sr. unsec. notes 5.15%, 7/15/18	269,000	287,438

26 Absolute Return 100 Fund

	Principal
CORPORATE BONDS AND NOTES (31.9%)* cont.	amount	Value

Health care cont.

Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 1.90%, 9/23/19 (Ireland)	$500,000	$499,094

UnitedHealth Group, Inc. sr. unsec. notes 6.00%, 2/15/18	192,000	203,273

		5,038,649

Insurance (1.6%)

Hartford Financial Services Group, Inc. (The) jr. unsec. sub. FRB
8.125%, 6/15/38	235,000	257,325

Hartford Financial Services Group, Inc. (The) sr. unsec. notes
5.375%, 3/15/17	1,000,000	1,014,047

MetLife, Inc. sr. unsec. unsub. notes 4.75%, 2/8/21	1,180,000	1,312,634

Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23	790,000	813,111

		3,397,117

Investment banking/Brokerage (1.0%)

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN
2.241%, 11/15/21	1,500,000	1,497,870

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes Ser. GLOB,
2.375%, 1/22/18	229,000	231,111

Macquarie Bank, Ltd. 144A sr. unsec. notes 4.00%,
7/29/25 (Australia)	310,000	327,690

		2,056,671

Real estate (0.6%)

Liberty Property LP sr. unsec. unsub. notes 3.375%, 6/15/23 R	550,000	562,375

Select Income REIT sr. unsec. unsub. notes 3.60%, 2/1/20 R	130,000	131,897

Select Income REIT sr. unsec. unsub. notes 2.85%, 2/1/18 R	130,000	130,794

Simon Property Group LP 144A sr. unsec. unsub. notes
1.50%, 2/1/18 R	389,000	389,875

		1,214,941

Technology (0.4%)

eBay, Inc. sr. unsec. unsub. notes 1.35%, 7/15/17	430,000	430,240

Intel Corp. sr. unsec. unsub. notes 1.35%, 12/15/17	430,000	431,597

		861,837

Transportation (0.5%)

Continental Airlines, Inc. pass-through certificates Ser. 97-4A,
6.90%, 1/2/18	274,841	278,111

Continental Airlines, Inc. pass-through certificates Ser. 98-1A,
6.648%, 9/15/17	23,241	23,646

Federal Express Corp. 2012 Pass Through Trust 144A notes
2.625%, 1/15/18	139,663	139,935

FedEx Corp. company guaranty sr. unsec. unsub. notes
3.20%, 2/1/25	625,000	649,110

		1,090,802

Utilities and power (1.1%)

Consolidated Edison Co. of New York, Inc. sr. unsec. notes
7.125%, 12/1/18	289,000	322,438

IPALCO Enterprises, Inc. sr. notes 5.00%, 5/1/18	277,000	289,465

Texas-New Mexico Power Co. 144A 1st sr. bonds Ser. A,
9.50%, 4/1/19	654,000	747,784

TransCanada PipeLines, Ltd. sr. unsec. notes 1.625%,
11/9/17 (Canada)	1,000,000	1,001,928

		2,361,615

Total corporate bonds and notes (cost $66,943,794)		$67,975,635

Absolute Return 100 Fund 27

	Principal
MORTGAGE-BACKED SECURITIES (27.6%)*	amount	Value

Agency collateralized mortgage obligations (3.2%)

Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class M1, 3.034%,
7/25/25 (Bermuda)	$100,844	$101,159

Federal Home Loan Mortgage Corporation

IFB Ser. 2976, Class LC, 22.46%, 5/15/35	23,098	36,820

Ser. 2430, Class UD, 6.00%, 3/15/17	2,295	2,315

Ser. 3724, Class CM, 5.50%, 6/15/37	52,333	59,051

Ser. 2533, Class HB, 5.50%, 12/15/17	12,692	12,907

Ser. 3331, Class NV, 5.00%, 6/15/29	45,231	45,537

Ser. 2513, Class DB, 5.00%, 10/15/17	7,635	7,744

Ser. 3539, Class PM, 4.50%, 5/15/37	38,647	40,683

Ser. 3805, Class AK, 3.50%, 4/15/24	32,097	32,432

Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class M2,
3.134%, 12/25/27	287,000	292,757

Ser. 3876, Class CA, 2.75%, 6/15/26	37,649	38,044

Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M2,
2.734%, 10/25/28 F	381,000	388,374

Ser. 3609, Class LK, 2.00%, 12/15/24	227,430	228,845

Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M1,
1.634%, 12/25/28	485,787	486,605

FRB Ser. 8, Class A9, IO, 0.455%, 11/15/28	111,201	1,529

FRB Ser. 59, Class 1AX, IO, 0.277%, 10/25/43	284,389	2,888

Ser. 48, Class A2, IO, 0.212%, 7/25/33	423,954	3,163

Ser. 3835, Class FO, PO, zero %, 4/15/41	1,565,796	1,376,843

Federal National Mortgage Association

IFB Ser. 04-10, Class QC, 26.464%, 6/25/31	25,035	26,537

IFB Ser. 05-75, Class GS, 18.648%, 8/25/35	153,968	215,449

IFB Ser. 11-4, Class CS, 11.832%, 5/25/40	219,571	261,245

Ser. 06-124, Class A, 5.625%, 11/25/36	4,617	4,643

Ser. 05-68, Class PC, 5.50%, 7/25/35	30,879	32,636

Ser. 02-65, Class HC, 5.00%, 10/25/17	1,173	1,177

Ser. 09-100, Class PA, 4.50%, 4/25/39	9,316	9,425

Ser. 11-60, Class PA, 4.00%, 10/25/39	31,346	32,887

Ser. 03-43, Class YA, 4.00%, 3/25/33	252,355	256,570

Ser. 04-2, Class QL, 4.00%, 2/25/19	72,396	73,951

Ser. 10-155, Class A, 3.50%, 9/25/25	29,313	29,943

Ser. 10-81, Class AP, 2.50%, 7/25/40	100,904	101,932

Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M1,
1.884%, 1/25/29	245,813	246,554

Ser. 98-W2, Class X, IO, 0.783%, 6/25/28	708,299	34,530

FRB Ser. 03-W10, Class 1, IO, 0.621%, 6/25/43	53,207	673

Ser. 98-W5, Class X, IO, 0.444%, 7/25/28	216,514	10,555

Government National Mortgage Association

Ser. 14-163, Class NI, IO, 5.00%, 2/20/44	884,949	155,790

Ser. 13-20, Class QI, IO, 4.50%, 12/16/42	5,089,555	897,404

Ser. 09-32, Class AB, 4.00%, 5/16/39	31,034	33,320

Ser. 13-23, Class IK, IO, 3.00%, 9/20/37	11,519,772	1,130,021

Ser. 10-151, Class KO, PO, zero %, 6/16/37	172,618	149,983

28 Absolute Return 100 Fund

	Principal
MORTGAGE-BACKED SECURITIES (27.6%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

GSMPS Mortgage Loan Trust 144A

FRB Ser. 98-4, IO, 1.147%, 12/19/26	$37,721	$—

FRB Ser. 98-2, IO, 1.004%, 5/19/27	23,385	—

FRB Ser. 99-2, IO, 0.84%, 9/19/27	55,713	487

FRB Ser. 98-3, IO, zero %, 9/19/27	25,960	—

		6,863,408

Commercial mortgage-backed securities (19.6%)

Banc of America Commercial Mortgage Trust

Ser. 06-4, Class AJ, 5.695%, 7/10/46	502,833	498,747

FRB Ser. 07-1, Class XW, IO, 0.311%, 1/15/49	610,422	1,563

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-4, Class XC, IO, 0.035%, 7/10/42	34,422	18

Bear Stearns Commercial Mortgage Securities Trust

FRB Ser. 07-PW16, Class AJ, 5.717%, 6/11/40	309,000	298,185

FRB Ser. 07-T26, Class AJ, 5.566%, 1/12/45 F	534,000	494,163

FRB Ser. 06-PW11, Class AJ, 5.436%, 3/11/39	497,000	496,689

Ser. 05-PWR9, Class AJ, 4.985%, 9/11/42	5,266	5,259

Bear Stearns Commercial Mortgage Securities Trust 144A FRB
Ser. 06-PW11, Class B, 5.436%, 3/11/39	976,000	439,200

Citigroup Commercial Mortgage Trust

FRB Ser. 13-GC17, Class C, 5.104%, 11/10/46	345,000	371,208

Ser. 14-GC21, Class AS, 4.026%, 5/10/47	486,000	518,426

COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3,
Class AJ, 5.758%, 5/15/46	95,000	93,686

COMM Mortgage Pass-Through Certificates FRB Ser. 14-CR14,
Class XA, IO, 0.988%, 2/10/47	11,052,183	391,358

COMM Mortgage Trust

Ser. 07-C9, Class AJ, 5.65%, 12/10/49	730,000	733,650

FRB Ser. 12-LC4, Class C, 5.626%, 12/10/44	522,000	574,148

Ser. 06-C8, Class AJ, 5.377%, 12/10/46	537,000	528,945

FRB Ser. 14-CR18, Class C, 4.737%, 7/15/47	1,407,000	1,478,054

FRB Ser. 13-LC13, Class XA, IO, 1.53%, 8/10/46	6,182,660	320,447

FRB Ser. 14-LC15, Class XA, IO, 1.369%, 4/10/47 F	10,020,046	620,673

FRB Ser. 14-CR17, Class XA, IO, 1.168%, 5/10/47	5,696,487	324,130

Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-C1,
Class AJ, 6.064%, 2/15/41	500,000	455,000

Credit Suisse First Boston Mortgage Securities Corp. 144A

Ser. 98-C1, Class F, 6.00%, 5/17/40	93,674	97,421

FRB Ser. 03-C3, Class AX, IO, 1.994%, 5/15/38	397,336	5

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636%, 12/18/49	34,723	34,636

DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.345%, 8/10/44	1,073,000	1,107,980

GE Capital Commercial Mortgage Corp. FRB Ser. 05-C1, Class D,
4.41%, 6/10/48	902,566	908,975

GE Capital Commercial Mortgage Corp. 144A FRB Ser. 05-C3,
Class XC, IO, 0.072%, 7/10/45	808,242	—

GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1,
Class AJ, 5.309%, 3/10/44	741,759	729,891

GS Mortgage Securities Corp. II FRB Ser. 13-GC10, Class XA, IO,
1.599%, 2/10/46	2,607,001	196,724

Absolute Return 100 Fund 29

	Principal
MORTGAGE-BACKED SECURITIES (27.6%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

GS Mortgage Securities Corp. II 144A FRB Ser. 13-GC10, Class D,
4.41%, 2/10/46	$1,219,000	$1,117,701

GS Mortgage Securities Trust

Ser. 06-GG8, Class AJ, 5.622%, 11/10/39	283,000	231,892

FRB Ser. 14-GC18, Class C, 4.945%, 1/10/47 F	686,000	713,991

FRB Ser. 13-GC12, Class C, 4.179%, 6/10/46	280,000	275,940

FRB Ser. 13-GC12, Class XA, IO, 1.693%, 6/10/46	4,951,377	339,169

FRB Ser. 14-GC22, Class XA, IO, 1.052%, 6/10/47 F	6,925,912	385,440

FRB Ser. 14-GC24, Class XA, IO, 0.866%, 9/10/47 F	4,123,608	194,414

GS Mortgage Securities Trust 144A

FRB Ser. 12-GC6, Class D, 5.654%, 1/10/45	389,000	386,083

FRB Ser. 11-GC3, Class D, 5.633%, 3/10/44 F	331,000	343,497

FRB Ser. 14-GC18, Class D, 4.945%, 1/10/47 F	826,000	694,869

FRB Ser. 14-GC26, Class D, 4.511%, 11/10/47	389,000	312,904

FRB Ser. 13-GC12, Class D, 4.476%, 6/10/46	1,190,000	1,061,135

JPMBB Commercial Mortgage Securities Trust

Ser. 13-C17, Class AS, 4.458%, 1/15/47	241,000	265,558

FRB Ser. 14-C19, Class XA, IO, 1.20%, 4/15/47	6,326,238	245,458

JPMorgan Chase Commercial Mortgage Securities Corp. 144A FRB
Ser. 12-LC9, Class D, 4.415%, 12/15/47	173,000	171,305

JPMorgan Chase Commercial Mortgage Securities Trust

Ser. 08-C2, Class ASB, 6.125%, 2/12/51	69,504	70,185

FRB Ser. 07-CB20, Class AJ, 6.079%, 2/12/51	387,500	386,996

FRB Ser. 06-LDP6, Class B, 5.653%, 4/15/43	37,259	37,259

FRB Ser. 05-LDP5, Class F, 5.551%, 12/15/44	620,000	619,876

FRB Ser. 05-CB11, Class C, 5.502%, 8/12/37	500,000	514,450

Ser. 04-LN2, Class A2, 5.115%, 7/15/41	17,988	18,105

FRB Ser. 12-C6, Class XA, IO, 1.828%, 5/15/45	4,178,335	274,761

FRB Ser. 13-C10, Class XA, IO, 1.235%, 12/15/47 F	9,254,574	482,485

JPMorgan Chase Commercial Mortgage Securities Trust 144A

FRB Ser. 11-C3, Class E, 5.614%, 2/15/46	1,293,000	1,324,808

FRB Ser. 12-C6, Class E, 5.191%, 5/15/45	898,000	853,908

LB-UBS Commercial Mortgage Trust

FRB Ser. 06-C3, Class C, 5.567%, 3/15/39	447,000	438,619

FRB Ser. 06-C6, Class B, 5.472%, 9/15/39	527,000	466,395

FRB Ser. 06-C6, Class AJ, 5.452%, 9/15/39	311,103	289,307

FRB Ser. 07-C2, Class XW, IO, 0.451%, 2/15/40	645,428	937

LSTAR Commercial Mortgage Trust 144A

FRB Ser. 15-3, Class B, 3.261%, 4/20/48	1,713,000	1,547,747

FRB Ser. 15-3, Class C, 3.261%, 4/20/48	338,000	293,644

Merrill Lynch Mortgage Trust

Ser. 06-C2, Class AJ, 5.802%, 8/12/43 F	77,468	77,662

Ser. 04-KEY2, Class D, 5.046%, 8/12/39	354,197	350,648

Merrill Lynch Mortgage Trust 144A FRB Ser. 05-MCP1, Class XC, IO,
0.014%, 6/12/43	2,516,572	17

ML-CFC Commercial Mortgage Trust 144A FRB Ser. 06-4, Class XC,
IO, 0.666%, 12/12/49	10,097,627	30,293

30 Absolute Return 100 Fund

	Principal
MORTGAGE-BACKED SECURITIES (27.6%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

Morgan Stanley Bank of America Merrill Lynch Trust

Ser. 12-C5, Class AS, 3.792%, 8/15/45	$217,000	$230,628

FRB Ser. 13-C7, Class XA, IO, 1.552%, 2/15/46	13,693,622	883,239

FRB Ser. 14-C17, Class XA, IO, 1.258%, 8/15/47	8,681,136	522,778

Morgan Stanley Bank of America Merrill Lynch Trust 144A

FRB Ser. 12-C6, Class XA, IO, 2.033%, 11/15/45	9,484,360	588,030

FRB Ser. 13-C7, Class XB, IO, 0.361%, 2/15/46 F	24,165,000	480,734

Morgan Stanley Capital I Trust

FRB Ser. 07-T27, Class AJ, 5.642%, 6/11/42	1,002,000	979,655

Ser. 07-HQ11, Class AJ, 5.508%, 2/12/44	438,000	432,832

Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class E,
5.155%, 7/15/49	301,000	309,353

UBS-Barclays Commercial Mortgage Trust 144A

FRB Ser. 12-C3, Class C, 4.958%, 8/10/49	300,000	318,210

FRB Ser. 12-C2, Class D, 4.885%, 5/10/63	279,000	277,354

FRB Ser. 13-C6, Class D, 4.346%, 4/10/46	415,000	380,182

FRB Ser. 12-C4, Class XA, IO, 1.767%, 12/10/45	6,481,470	486,926

FRB Ser. 12-C2, Class XA, IO, 1.634%, 5/10/63	15,866,166	823,505

Wachovia Bank Commercial Mortgage Trust

FRB Ser. 05-C21, Class D, 5.288%, 10/15/44	325,000	324,064

FRB Ser. 06-C29, IO, 0.318%, 11/15/48	10,979,752	439

Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 07-C31,
IO, 0.182%, 4/15/47	67,448,311	10,539

Wells Fargo Commercial Mortgage Trust

FRB Ser. 13-LC12, Class C, 4.297%, 7/15/46	898,000	926,107

Ser. 12-LC5, Class AS, 3.539%, 10/15/45	424,000	445,242

Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.297%, 7/15/46	964,000	877,675

WF-RBS Commercial Mortgage Trust

Ser. 14-C19, Class C, 4.646%, 3/15/47	212,000	218,466

Ser. 13-C18, Class AS, 4.387%, 12/15/46	491,000	538,941

Ser. 13-UBS1, Class AS, 4.306%, 3/15/46	305,000	333,145

Ser. 13-C12, Class AS, 3.56%, 3/15/48	395,000	414,738

Ser. 13-C11, Class AS, 3.311%, 3/15/45	333,000	345,904

FRB Ser. 13-C17, Class XA, IO, 1.526%, 12/15/46	6,097,055	363,384

FRB Ser. 13-C14, Class XA, IO, 0.866%, 6/15/46	9,159,621	368,858

WF-RBS Commercial Mortgage Trust 144A

FRB Ser. 11-C5, Class E, 5.678%, 11/15/44	517,000	526,823

FRB Ser. 11-C2, Class D, 5.602%, 2/15/44	239,000	248,321

Ser. 11-C4, Class D, 5.265%, 6/15/44	1,045,000	1,111,117

Ser. 11-C4, Class E, 5.265%, 6/15/44	285,000	286,739

FRB Ser. 13-C15, Class D, 4.48%, 8/15/46	794,000	718,963

FRB Ser. 12-C10, Class XA, IO, 1.71%, 12/15/45	4,871,803	358,419

FRB Ser. 13-C12, Class XA, IO, 1.384%, 3/15/48	1,180,395	68,258

		41,736,207

Absolute Return 100 Fund 31

	Principal
MORTGAGE-BACKED SECURITIES (27.6%)* cont.	amount	Value

Residential mortgage-backed securities (non-agency) (4.8%)

BCAP, LLC Trust 144A FRB Ser. 14-RR1, Class 2A2, 2.549%, 1/26/36	$500,000	$375,317

Countrywide Alternative Loan Trust

FRB Ser. 06-OA7, Class 1A2, 1.463%, 6/25/46	2,397,246	1,971,735

FRB Ser. 05-38, Class A3, 0.884%, 9/25/35	188,351	167,112

FRB Ser. 05-59, Class 1A1, 0.856%, 11/20/35	677,139	578,156

FRB Ser. 06-OA10, Class 4A1, 0.724%, 8/25/46	2,595,859	1,886,540

Federal National Mortgage Association

Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
6.434%, 10/25/28	958,470	1,032,082

Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
6.234%, 4/25/28	980,000	1,045,013

Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
6.084%, 4/25/28	60,000	63,850

Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2,
5.534%, 7/25/25	140,000	146,915

Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
5.534%, 7/25/25	10,000	10,611

GSAA Home Equity Trust FRB Ser. 06-8, Class 2A2, 0.714%, 5/25/36 F	726,243	361,124

Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
0.598%, 8/26/47	1,265,000	948,750

Nomura Resecuritization Trust 144A FRB Ser. 15-4R, Class 1A14,
0.747%, 3/26/47	1,000,000	621,000

WaMu Mortgage Pass-Through Certificates Trust FRB Ser. 05-AR17,
Class A1B2, 0.944%, 12/25/45	1,164,150	979,050

		10,187,255

Total mortgage-backed securities (cost $60,651,054)		$58,786,870

FOREIGN GOVERNMENT AND AGENCY	Principal amount/
BONDS AND NOTES (3.1%)*	units	Value

Argentina (Republic of) 144A sr. unsec. bonds 7.125%,
7/6/36 (Argentina)	$220,000	$227,235

Argentina (Republic of) 144A sr. unsec. notes 7.50%,
4/22/26 (Argentina)	558,000	609,011

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10.875%,
1/26/21 (Argentina)	600,000	688,500

Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%,
6/10/21 (Argentina)	380,000	393,300

Croatia (Republic of) 144A sr. unsec. unsub. notes 6.25%,
4/27/17 (Croatia)	200,000	204,000

Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)	600,000	654,000

Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95%,
1/8/46 (Indonesia)	300,000	363,000

Russia (Federation of) 144A sr. unsec. unsub. bonds 12.75%,
6/24/28 (Russia)	750,000	1,311,563

Russia (Federation of) 144A sr. unsec. unsub. bonds 5.625%,
4/4/42 (Russia)	2,000,000	2,202,500

Total foreign government and agency bonds and notes (cost $6,227,161)		$6,653,109

32 Absolute Return 100 Fund

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (1.5%)*	amount	Value

U.S. Government Agency Mortgage Obligations (1.5%)

Federal Home Loan Mortgage Corporation 4.50%, 10/1/18	$9,602	$9,791

Federal Home Loan Mortgage Corporation Pass-Through Certificates

6.00%, 9/1/17	39,838	40,544

4.50%, 8/1/18	8,220	8,424

Federal National Mortgage Association Pass-Through Certificates

6.00%, with due dates from 9/1/18 to 9/1/19	21,148	21,798

4.50%, 11/1/44	862,748	961,729

4.00%, TBA, 11/1/46	1,000,000	1,070,781

2.50%, TBA, 11/1/46	1,000,000	998,135

		3,111,202

Total U.S. government and agency mortgage obligations (cost $3,109,523)		$3,111,202

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value

U.S. Treasury Notes 2.00%, 9/30/20Δ	$58,000	$59,794

Total U.S. treasury obligations (cost $57,979)		$59,794

	Principal
ASSET-BACKED SECURITIES (0.9%)*	amount	Value

Station Place Securitization Trust FRB Ser. 16-1, Class A, 1.534%,
2/25/17 (acquired 2/4/16, cost $1,852,000)ΔΔ	$1,852,000	$1,852,000

Total asset-backed securities (cost $1,852,000)		$1,852,000

	Expiration
PURCHASED OPTIONS	date/strike	Contract
OUTSTANDING (—%)*	price	amount	Value

Federal National Mortgage Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/$100.77	$2,000,000	$30,996

Federal National Mortgage Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/100.58	2,000,000	28,170

Federal National Mortgage Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/100.02	2,000,000	20,566

Federal National Mortgage Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/99.83	2,000,000	18,350

Total purchased options outstanding (cost $81,875)			$98,082

PURCHASED SWAP OPTIONS OUTSTANDING (—%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Goldman Sachs International
1.023/3 month USD-LIBOR-BBA/Nov-18	Nov-16/1.023	$6,849,200	$2,466

Total purchased swap options outstanding (cost $10,959)			$2,466

	Principal amount/
SHORT-TERM INVESTMENTS (36.4%)*	shares	Value

Abbott Laboratories commercial paper 0.670%, 11/22/16	$1,500,000	$1,499,602

Agrium, Inc. commercial paper 0.901%, 11/1/16	1,500,000	1,499,970

Air Liquide US, LLC commercial paper 0.861%, 12/30/16	1,500,000	1,498,600

Albermarle Corp. commercial paper 1.301%, 11/18/16	1,000,000	999,500

Amcor, Ltd./Australia commercial paper 0.881%, 11/21/16	1,500,000	1,499,326

Absolute Return 100 Fund 33

	Principal amount/
SHORT-TERM INVESTMENTS (36.4%)* cont.		shares	Value

American Electric Power Co., Inc. commercial paper
0.911%, 12/28/16		$1,500,000	$1,497,905

Amphenol Corp. commercial paper 0.801%, 11/3/16		1,500,000	1,499,910

Barton Capital, LLC commercial paper 1.023%, 12/13/16		1,000,000	999,250

Bell Canada, Inc. commercial paper 0.801%, 11/15/16		1,500,000	1,499,569

Berkshire Hathaway Energy Co. commercial paper
0.781%, 12/16/16		1,500,000	1,498,369

BorgWarner Inc. commercial paper 0.700%, 11/8/16		1,500,000	1,499,776

BPCE SA commercial paper 0.922%, 12/21/16		1,500,000	1,498,952

Canadian Natural Resources, Ltd. commercial paper
1.311%, 11/15/16		1,000,000	999,629

CenterPoint Energy Resources Corp. commercial paper
0.801%, 12/19/16		1,500,000	1,498,254

Dollar General Corp. commercial paper 0.700%, 11/3/16		1,500,000	1,499,899

Duke Energy Corp. commercial paper 0.801%, 11/21/16		1,500,000	1,499,326

Electricite de France SA commercial paper 0.881%, 11/29/16		1,500,000	1,499,105

Enbridge Energy Partners LP commercial paper 1.241%, 11/1/16		1,500,000	1,499,964

Enterprise Products Operating, LLC commercial paper
0.861%, 12/1/16		1,500,000	1,498,927

Experian Finance PLC commercial paper 0.700%, 11/17/16		1,500,000	1,499,506

Fortive Corp. commercial paper 0.760%, 11/17/16		1,500,000	1,499,464

Humana, Inc. commercial paper 0.901%, 11/22/16		1,500,000	1,499,162

Hyundai Capital America commercial paper 0.730%, 11/15/16		1,500,000	1,499,531

Kraft Heinz Foods Co. commercial paper 0.870%, 11/21/16		1,500,000	1,499,116

Kroger Co. (The) commercial paper 0.700%, 11/14/16		1,500,000	1,499,564

Magna International, Inc. commercial paper 0.730%, 11/10/16		1,500,000	1,499,693

Marriott International, Inc./MD commercial paper 0.821%, 11/9/16		1,500,000	1,499,724

Medtronic Global Holdings, SCA commercial paper
0.741%, 11/29/16		1,000,000	999,399

National Grid USA commercial paper 0.851%, 12/12/16		1,500,000	1,498,520

NBCUniversal Enterprise, Inc. commercial paper 0.791%, 12/8/16		1,000,000	999,112

NiSource Finance Corp. commercial paper 0.941%, 12/9/16		1,500,000	1,498,632

Potash Corporation of Saskatchewan Inc. commercial paper
0.801%, 11/23/16		1,500,000	1,499,250

Putnam Short Term Investment Fund 0.50% L	Shares	16,690,663	16,690,663

Sheffield Receivables Co., LLC asset backed commercial paper
1.003%, 1/24/17		$1,500,000	1,496,635

Skandinaviska Enskilda Banken AB/New York, NY FRN certificates
of deposit 1.109%, 3/2/17		1,000,000	1,000,978

State Street Bank & Trust Co. FRN certificates of deposit
1.278%, 4/13/17		1,500,000	1,502,091

Telus Corp. commercial paper 0.781%, 12/1/16		1,000,000	999,284

Textron, Inc. commercial paper 0.891%, 11/1/16		1,500,000	1,499,964

Toyota Motor Credit Corp. commercial paper 0.782%, 12/6/16		1,500,000	1,499,358

U.S. Treasury Bills 0.210%, 12/1/16 §		41,000	40,994

U.S. Treasury Bills 0.236%, 11/17/16 # §		1,259,000	1,258,901

U.S. Treasury Bills 0.250%, 11/3/16 §		93,000	92,999

U.S. Treasury Bills 0.290%, 11/10/16 §		1,688,000	1,687,948

U.S. Treasury Bills 0.294%, 11/25/16 §		261,000	260,970

United Technologies Corp. commercial paper 0.831%, 12/6/16		1,500,000	1,498,743

34 Absolute Return 100 Fund

	Principal amount/
SHORT-TERM INVESTMENTS (36.4%)* cont.	shares	Value

Victory Receivables Corp. asset backed commercial paper
1.003%, 12/13/16	$1,000,000	$999,201

Whirlpool Corp. commercial paper 1.033%, 12/19/16	1,500,000	1,498,254

Total short-term investments (cost $77,497,281)		$77,503,489

TOTAL INVESTMENTS

Total investments (cost $216,431,626)		$216,042,647

Key to holding’s abbreviations

BKNT	Bank Note
bp	Basis Points
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2015 through October 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $212,942,737.

ΔΔThis security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,852,000, or 0.9% of net assets.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $26,317,266 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

Absolute Return 100 Fund 35

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	76.6%	Netherlands	0.9%

Canada	5.0	Mexico	0.8

United Kingdom	3.7	Italy	0.7

France	2.1	South Korea	0.7

Russia	1.6	Japan	0.7

Luxembourg	1.6	Indonesia	0.5

Australia	1.6	Germany	0.5

Brazil	1.2	Other	0.9

Argentina	0.9	Total	100.0%

FUTURES CONTRACTS OUTSTANDING at 10/31/16

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 30 yr (Short)	6	$976,313	Dec-16	$43,488

U.S. Treasury Note Ultra 10 yr (Long)	25	3,537,891	Dec-16	(54,831)

Total				$(11,343)

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/16 (premiums $2,976,498)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Goldman Sachs International

(0.6665)/3 month USD-LIBOR-BBA/Dec-17	Dec-16/0.6665	$6,849,200	$68

(1.15)/3 month USD-LIBOR-BBA/Nov-18	Nov-16/1.15	6,849,200	753

1.1665/3 month USD-LIBOR-BBA/Dec-17	Dec-16/1.1665	6,849,200	7,945

JPMorgan Chase Bank N.A.

(0.634)/3 month USD-LIBOR-BBA/Dec-17	Dec-16/0.634	6,849,200	7

1.134/3 month USD-LIBOR-BBA/Dec-17	Dec-16/1.134	6,849,200	9,247

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	16,499,000	1,247,159

Total			$1,265,179

WRITTEN OPTIONS OUTSTANDING at 10/31/16 (premiums $81,875)

	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/$100.02	$2,000,000	$20,566

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/99.83	2,000,000	18,350

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/99.27	2,000,000	12,710

36 Absolute Return 100 Fund

WRITTEN OPTIONS OUTSTANDING at 10/31/16 (premiums $81,875) cont.

	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/$99.27	$2,000,000	$12,710

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/99.08	2,000,000	11,156

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/99.08	2,000,000	11,156

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/98.52	2,000,000	7,398

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/98.33	2,000,000	6,414

Total			$100,460

TBA SALE COMMITMENTS OUTSTANDING at 10/31/16 (proceeds receivable $5,198,438)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3.00%, 11/1/46	$5,000,000	11/14/16	$5,147,656

Total			$5,147,656

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/16

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$41,558,200 E	$(62,513)	12/21/21	1.25%	3 month USD-	$162,068
				LIBOR-BBA

8,388,700 E	(14,068)	12/21/18	1.015%	3 month USD-	2,676
				LIBOR-BBA

14,456,200 E	69,546	12/21/26	1.60%	3 month USD-	216,508
				LIBOR-BBA

975,300 E	747	12/21/46	1.90%	3 month USD-	36,677
				LIBOR-BBA

3,502,000	(46)	9/22/26	3 month USD-	1.5365%	(45,522)
			LIBOR-BBA

1,369,500	(18)	9/27/26	3 month USD-	1.467%	(27,015)
			LIBOR-BBA

813,500	(11)	10/6/26	1.52%	3 month USD-	12,213
				LIBOR-BBA

813,500	(11)	10/6/26	1.52236%	3 month USD-	12,031
				LIBOR-BBA

44,143 E	(2)	4/24/47	3 month USD-	1.92%	(1,582)
			LIBOR-BBA

668,800 E	(1,137)	11/23/26	1.58%	3 month USD-	6,273
				LIBOR-BBA

Total	$(7,513)				$374,327

E Extended effective date.

Absolute Return 100 Fund 37

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/16

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.

CMBX NA BBB– Index	BBB–/P	$2,939	$43,000	5/11/63	300 bp	$(557)

CMBX NA BBB– Index	BBB–/P	5,604	93,000	5/11/63	300 bp	(1,958)

CMBX NA BBB– Index	BBB–/P	11,483	186,000	5/11/63	300 bp	(3,642)

CMBX NA BBB– Index	BBB–/P	10,944	192,000	5/11/63	300 bp	(4,669)

Credit Suisse International

CMBX NA A Index	A/P	11,481	276,000	1/17/47	200 bp	(243)

CMBX NA A Index	A/P	21,528	548,000	1/17/47	200 bp	(1,658)

CMBX NA BB Index	—	(26,087)	1,478,000	5/11/63	(500 bp)	200,679

CMBX NA BBB– Index	BBB–/P	9,986	204,000	5/11/63	300 bp	(6,603)

CMBX NA BBB– Index	BBB–/P	36,401	742,000	5/11/63	300 bp	(23,936)

CMBX NA BBB– Index	BBB–/P	162,319	2,196,000	1/17/47	300 bp	(23,064)

Goldman Sachs International

CMBX NA BB Index	—	(56,060)	548,000	5/11/63	(500 bp)	28,018

CMBX NA BB Index	—	(4,086)	27,000	1/17/47	(500 bp)	84

CMBX NA A Index	A/P	50,871	1,009,000	1/17/47	200 bp	8,179

CMBX NA BBB– Index	BBB–/P	1,773	34,000	5/11/63	300 bp	(991)

CMBX NA BBB– Index	BBB–/P	2,133	43,000	5/11/63	300 bp	(1,364)

CMBX NA BBB– Index	BBB–/P	2,096	43,000	5/11/63	300 bp	(1,400)

CMBX NA BBB– Index	BBB–/P	17,320	358,000	5/11/63	300 bp	(11,791)

CMBX NA BBB– Index	BBB–/P	18,587	236,000	1/17/47	300 bp	(1,335)

CMBX NA BBB– Index	BBB–/P	24,533	288,000	1/17/47	300 bp	221

CMBX NA BBB– Index	BBB–/P	43,442	500,000	1/17/47	300 bp	1,233

JPMorgan Securities LLC

CMBX NA A Index	A/P	14,164	323,000	1/17/47	200 bp	498

CMBX NA BBB– Index	BBB–/P	41,013	523,000	5/11/63	300 bp	(1,516)

CMBX NA BBB– Index	BBB–/P	51,054	605,000	5/11/63	300 bp	1,858

CMBX NA BBB– Index	BBB–/P	1,333	51,000	1/17/47	300 bp	(2,972)

CMBX NA BBB– Index	BBB–/P	4,703	85,000	1/17/47	300 bp	(2,473)

CMBX NA BBB– Index	BBB–/P	5,221	99,000	1/17/47	300 bp	(3,136)

Total		$464,695				$147,462

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2016. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

38 Absolute Return 100 Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$1,852,000	$—

Corporate bonds and notes	—	67,975,635	—

Foreign government and agency bonds and notes	—	6,653,109	—

Mortgage-backed securities	—	58,786,870	—

Purchased options outstanding	—	98,082	—

Purchased swap options outstanding	—	2,466	—

U.S. government and agency mortgage obligations	—	3,111,202	—

U.S. treasury obligations	—	59,794	—

Short-term investments	16,690,663	60,812,826	—

Totals by level	$16,690,663	$199,351,984	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$(11,343)	$—	$—

Written options outstanding	—	(100,460)	—

Written swap options outstanding	—	(1,265,179)	—

TBA sale commitments	—	(5,147,656)	—

Interest rate swap contracts	—	381,840	—

Credit default contracts	—	(317,233)	—

Totals by level	$(11,343)	$(6,448,688)	$—

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
				unrealized			Total	Total
	Balance	Accrued	Realized	appreciation/		transfers		transfers	Balance
Investments	as of	discounts/	gain/	(deprecia-	Cost of	Proceeds	into	out of	as of
in securities:	10/31/15	premiums	(loss)	tion) #	purchases	from sales	Level 3†	Level 3†	10/31/16

Asset-backed
securities	$15,410,000	$—	$—	$—	$—	$(15,410,000)	$—	$—	$—

Mortgage-
backed
securities	$2,011,040	—	—	(65,973)	—	—	—	(1,945,067)	$—

Totals	$17,421,040	$—	$—	$(65,973)	$—	$(15,410,000)	$—	$(1,945,067)	$—

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

# Includes $—related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Absolute Return 100 Fund 39

Statement of assets and liabilities 10/31/16

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $199,740,963)	$199,351,984
Affiliated issuers (identified cost $16,690,663) (Notes 1 and 5)	16,690,663

Interest and other receivables	1,081,298

Receivable for shares of the fund sold	435,374

Receivable for investments sold	695,525

Receivable for sales of delayed delivery securities (Note 1)	5,203,854

Receivable for variation margin (Note 1)	64,508

Unrealized appreciation on OTC swap contracts (Note 1)	240,770

Premium paid on OTC swap contracts (Note 1)	86,233

Total assets	223,850,209

LIABILITIES

Payable for investments purchased	657,351

Payable for purchases of delayed delivery securities (Note 1)	2,082,972

Payable for shares of the fund repurchased	764,177

Payable for compensation of Manager (Note 2)	52,653

Payable for Trustee compensation and expenses (Note 2)	41,535

Payable for distribution fees (Note 2)	37,462

Payable for variation margin (Note 1)	112,354

Unrealized depreciation on OTC swap contracts (Note 1)	93,308

Premium received on OTC swap contracts (Note 1)	550,928

Written options outstanding, at value (premiums $3,058,373) (Notes 1 and 3)	1,365,639

TBA sale commitments, at value (proceeds receivable $5,198,438) (Note 1)	5,147,656

Other accrued expenses	1,437

Total liabilities	10,907,472

Net assets	$212,942,737

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$224,392,493

Undistributed net investment income (Note 1)	2,117,826

Accumulated net realized loss on investments (Note 1)	(15,432,565)

Net unrealized appreciation of investments	1,864,983

Total — Representing net assets applicable to capital shares outstanding	$212,942,737

(Continued on next page)

40 Absolute Return 100 Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($90,312,997 divided by 8,996,640 shares)	$10.04

Offering price per class A share (100/99.00 of $10.04)*	$10.14

Net asset value and offering price per class B share ($1,633,093 divided by 163,270 shares)**	$10.00

Net asset value and offering price per class C share ($19,600,601 divided by 1,970,774 shares)**	$9.95

Net asset value and redemption price per class M share ($1,802,702 divided by 179,988 shares)	$10.02

Offering price per class M share (100/99.25 of $10.02)*	$10.10

Net asset value, offering price and redemption price per class P share
($34,724,046 divided by 3,445,077 shares)	$10.08

Net asset value, offering price and redemption price per class R share
($286,447 divided by 28,375 shares)†	$10.09

Net asset value, offering price and redemption price per class R6 share
($529,803 divided by 52,452 shares)	$10.10

Net asset value, offering price and redemption price per class Y share
($64,053,048 divided by 6,354,800 shares)	$10.08

*On single retail sales of less than $500,000.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

†Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Absolute Return 100 Fund 41

Statement of operations Year ended 10/31/16

INVESTMENT INCOME

Interest (including interest income of $125,530 from investments in affiliated issuers) (Note 5)	$6,295,123

Total investment income	6,295,123

EXPENSES

Compensation of Manager (Note 2)	851,801

Distribution fees (Note 2)	491,555

Other	2,933

Total expenses	1,346,289

Expense reduction (Note 2)	(664)

Net expenses	1,345,625

Net investment income	4,949,498

Net realized loss on investments (Notes 1 and 3)	(1,381,097)

Net increase from payments by affiliates (Note 2)	2,652

Net realized loss on swap contracts (Note 1)	(2,858,655)

Net realized loss on futures contracts (Note 1)	(161,396)

Net realized gain on written options (Notes 1 and 3)	238,423

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	1,840,252

Net loss on investments	(2,319,821)

Net increase in net assets resulting from operations	$2,629,677

The accompanying notes are an integral part of these financial statements.

42 Absolute Return 100 Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 10/31/16	Year ended 10/31/15

Operations

Net investment income	$4,949,498	$3,323,171

Net realized loss on investments	(4,160,073)	(703,199)

Net unrealized appreciation (depreciation) of investments	1,840,252	(3,701,694)

Net increase (decrease) in net assets resulting
from operations	2,629,677	(1,081,722)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(1,760,481)	(1,683,366)

Class B	(20,226)	(23,734)

Class C	(189,140)	(121,397)

Class M	(28,057)	(25,522)

Class R	—	(2,368)

Class R5	(189)	(160)

Class R6	(9,662)	(9,369)

Class Y	(1,839,348)	(1,615,330)

Decrease from capital share transactions (Note 4)	(27,145,909)	(29,325,881)

Total decrease in net assets	(28,363,335)	(33,888,849)

NET ASSETS

Beginning of year	241,306,072	275,194,921

End of year (including undistributed net investment income
of $2,117,826 and $1,717,919, respectively)	$212,942,737	$241,306,072

The accompanying notes are an integral part of these financial statements.

Absolute Return 100 Fund 43

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA

											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	end of period	(%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A

October 31, 2016	$10.07	.21	(.08)	.13	(.16)	(.16)	$10.04	1.29	$90,313.62		2.11	129 [d]

October 31, 2015	10.25	.13	(.18)	(.05)	(.13)	(.13)	10.07	(.49)	113,553.66		1.28	105 [d]

October 31, 2014	10.26	.13	.01	.14	(.15)	(.15)	10.25	1.37	136,276.64		1.32	98 [d]

October 31, 2013	10.16	.15	.03	.18	(.08)	(.08)	10.26	1.73	160,057	.64 [f]	1.49 [f]	81 [g]

October 31, 2012	10.15	.16	— [e]	.16	(.15)	(.15)	10.16	1.65	158,622	.65 [f]	1.55 [f]	238 [g]

Class B

October 31, 2016	$10.03	.19	(.09)	.10	(.13)	(.13)	$10.00	1.01	$1,633.82		1.92	129 [d]

October 31, 2015	10.20	.11	(.17)	(.06)	(.11)	(.11)	10.03	(.64)	1,617.86		1.09	105 [d]

October 31, 2014	10.21	.11	.01	.12	(.13)	(.13)	10.20	1.19	2,467.84		1.12	98 [d]

October 31, 2013	10.12	.13	.02	.15	(.06)	(.06)	10.21	1.45	3,080	.84 [f]	1.27 [f]	81 [g]

October 31, 2012	10.11	.13	.02	.15	(.14)	(.14)	10.12	1.48	2,655	.85 [f]	1.33 [f]	238 [g]

Class C

October 31, 2016	$9.98	.13	(.08)	.05	(.08)	(.08)	$9.95	.53	$19,601	1.37	1.37	129 [d]

October 31, 2015	10.15	.05	(.17)	(.12)	(.05)	(.05)	9.98	(1.20)	23,503	1.41	.53	105 [d]

October 31, 2014	10.15	.06	— [e]	.06	(.06)	(.06)	10.15	.58	26,468	1.39	.56	98 [d]

October 31, 2013	10.05	.08	.02	.10	—	—	10.15	1.00	30,621	1.39 [f]	.75 [f]	81 [g]

October 31, 2012	10.03	.08	.01	.09	(.07)	(.07)	10.05	.90	40,649	1.40 [f]	.80 [f]	238 [g]

Class M

October 31, 2016	$10.05	.21	(.09)	.12	(.15)	(.15)	$10.02	1.24	$1,803.67		2.08	129 [d]

October 31, 2015	10.23	.12	(.17)	(.05)	(.13)	(.13)	10.05	(.53)	1,942.71		1.24	105 [d]

October 31, 2014	10.24	.13	— [e]	.13	(.14)	(.14)	10.23	1.31	2,059.69		1.27	98 [d]

October 31, 2013	10.14	.15	.02	.17	(.07)	(.07)	10.24	1.70	2,609	.69 [f]	1.45 [f]	81 [g]

October 31, 2012	10.13	.15	.01	.16	(.15)	(.15)	10.14	1.61	2,973	.70 [f]	1.48 [f]	238 [g]

Class P

October 31, 2016†	$10.07	.04	(.03)	.01	—	—	$10.08	.10*	$34,724	.06*	.40 *	129 [d]

Class R

October 31, 2016	$10.00	.19	(.10)	.09	—	—	$10.09	.90	$286.87		1.98	129 [d]

October 31, 2015	10.18	.11	(.18)	(.07)	(.11)	(.11)	10.00	(.67)	37.91		1.06	105 [d]

October 31, 2014	10.19	.11	— [e]	.11	(.12)	(.12)	10.18	1.12	214.89		1.06	98 [d]

October 31, 2013	10.10	.13	.02	.15	(.06)	(.06)	10.19	1.50	311	.89 [f]	1.26 [f]	81 [g]

October 31, 2012	10.09	.13	— [e]	.13	(.12)	(.12)	10.10	1.33	316	.90 [f]	1.27 [f]	238 [g]

Class R6

October 31, 2016	$10.13	.24	(.09)	.15	(.18)	(.18)	$10.10	1.55	$530.37		2.38	129 [d]

October 31, 2015	10.31	.16	(.18)	(.02)	(.16)	(.16)	10.13	(.22)	525.41		1.54	105 [d]

October 31, 2014	10.32	.16	.01	.17	(.18)	(.18)	10.31	1.63	583.39		1.56	98 [d]

October 31, 2013	10.21	.16h	.04	.20	(.09)	(.09)	10.32	1.97	509	.39 [f]	1.57 [f,h]	81 [g]

October 31, 2012††	10.12	.05	.04	.09	—	—	10.21	.89*	10	.13 *[f]	.48* [f]	238 [g]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

44 Absolute Return 100 Fund	Absolute Return 100 Fund 45

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA

											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	end of period	(%) [b]	(in thousands)	neta ssets (%) [c]	neta ssets (%)	turnover (%)

Class Y

October 31, 2016	$10.11	.24	(.09)	.15	(.18)	(.18)	$10.08	1.55	$64,053.37		2.39	129 [d]

October 31, 2015	10.29	.16	(.18)	(.02)	(.16)	(.16)	10.11	(.22)	100,119.41		1.54	105 [d]

October 31, 2014	10.30	.16	— [e]	.16	(.17)	(.17)	10.29	1.61	107,117.39		1.54	98 [d]

October 31, 2013	10.21	.18	.02	.20	(.11)	(.11)	10.30	1.94	78,562	.39 [f]	1.74 [f]	81 [g]

October 31, 2012	10.20	.18	.01	.19	(.18)	(.18)	10.21	1.90	71,603	.40 [f]	1.78 [f]	238 [g]

* Not annualized.

† For the period August 31, 2016 (commencement of operations) to October 31, 2016.

†† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Amount represents less than $0.01 per share.

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	10/31/13	10/31/12

Class A	0.10%	0.33%

Class B	0.10	0.33

Class C	0.10	0.33

Class M	0.10	0.33

Class R	0.10	0.33

Class R6	0.07	0.08

Class Y	0.10	0.33

g Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been following:

Portfolio turnover %

October 31, 2013	126%

October 31, 2012	641

h The net investment income ratio and per share amount shown for the period ending October 31, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

46 Absolute Return 100 Fund	Absolute Return 100 Fund 47

Notes to financial statements 10/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2015 through October 31, 2016.

Putnam Absolute Return 100 Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek to earn a positive total return that exceeds the return on U.S. Treasury bills by 100 basis points (or 1.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return through a broadly diversified portfolio reflecting uncorrelated fixed-income strategies designed to exploit market inefficiencies across global markets and fixed-income sectors. These strategies include investments in the following asset categories: (a) sovereign debt: obligations of governments in developed and emerging markets; (b) corporate credit: investment-grade debt, below-investment-grade debt (sometimes referred to as “junk bonds”), bank loans, convertible bonds and structured credit; and (c) securitized assets: asset-backed securities, residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities and collateralized mortgage obligations. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, short-term debt securities. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes. Accordingly, the fund may use derivatives to a significant extent to obtain or enhance exposure to the fixed-income sectors and strategies mentioned above, and to hedge against risk.

The fund offers class A, class B, class C, class M, class P, class R, class R6 and class Y shares. The fund began offering class P shares on August 31, 2016. Effective February 1, 2016, the fund has terminated its class R5 shares. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class P, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class P and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

48 Absolute Return 100 Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Absolute Return 100 Fund 49

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning, and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent

50 Absolute Return 100 Fund

and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedging credit risk, for gaining liquid exposure to individual names, for hedging market risk, and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until

Absolute Return 100 Fund 51

settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,582,324 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,384,716 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Prior to

52 Absolute Return 100 Fund

September 22, 2016, the fund participated in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million)  and the same unsecured uncommitted line of credit.  Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee (0.04% prior to September 22, 2016) and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% (0.16% prior to September 22, 2016) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At October 31, 2016, the fund had a capital loss carryover of $15,083,112 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

	Loss carryover

Short-term	Long-term	Total	Expiration

$13,295,649	$294,392	$13,590,041	*

1,493,071	N/A	1,493,071	October 31, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $702,488 to decrease undistributed net investment income and $702,488 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$2,211,301

Unrealized depreciation	(2,962,351)

Net unrealized depreciation	(751,050)

Undistributed ordinary income	4,182,256

Capital loss carryforward	(15,083,112)

Cost for federal income tax purposes	$216,793,697

Absolute Return 100 Fund 53

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a monthly base fee equal to 0.40% of the monthly average of the fund’s net asset value. In return for this fee, Putnam Management provides investment management and investor servicing and bears the fund’s organizational and operating expenses, excluding performance fee adjustments, payments under the fund’s distribution plan, brokerage, interest, taxes, investment related expenses, extraordinary expenses and acquired fund fees and expenses.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the BofA Merrill Lynch U.S. Treasury Bill Index plus 1.00% over the thirty-six month period then ended (the “performance period”). The maximum annualized performance adjustment rate is +/– 0.04%. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund under-performs significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.400% of the fund’s average net assets before a decrease of $65,232 (0.028% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through February 28, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management has agreed to reimburse the fund $2,652 for a compliance exception which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

54 Absolute Return 100 Fund

The aggregate amount of all reimbursements for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund is determined annually by the Trustees. These fees are being paid by Putnam Management as part of the management contract.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. These fees are being paid by Putnam Management as part of the management contract.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. These fees are being paid by Putnam Management as part of the management contract. Effective February 1, 2016, the fund has terminated its class R5 shares.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $664 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $162, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.45%, 1.00%, 0.30% and 0.50% of the average net assets attributable to class A, class B, class C, class M and

Absolute Return 100 Fund 55

class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$254,911	Class M	5,449

Class B	7,136	Class R	903

Class C	223,156	Total	$491,555

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $137 and $1 from the sale of class A and class M shares, respectively, and received $94 and $1,288 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $110 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$207,467,058	$263,271,361

U.S. government securities (Long-term)	—	—

Total	$207,467,058	$263,271,361

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

	Written swap
	option contract	Written swap	Written option	Written option
	amounts	option premiums	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$140,319,625	$3,256,565	$8,000,000	$50,313

Options opened	253,648,750	1,388,790	125,000,000	525,234

Options exercised	(21,503,950)	(164,069)	(12,000,000)	(49,375)

Options expired	(161,954,525)	(360,545)	—	—

Options closed	(159,764,900)	(1,144,243)	(105,000,000)	(444,297)

Written options outstanding at the
end of the reporting period	$50,745,000	$2,976,498	$16,000,000	$81,875

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	3,728,803	$37,017,539	4,825,727	$48,841,162

Shares issued in connection with
reinvestment of distributions	153,994	1,523,000	130,105	1,315,364

	3,882,797	38,540,539	4,955,832	50,156,526

Shares repurchased	(6,161,123)	(61,032,040)	(6,977,627)	(70,669,586)

Net decrease	(2,278,326)	$(22,491,501)	(2,021,795)	$(20,513,060)

56 Absolute Return 100 Fund

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	62,796	$620,513	17,481	$176,527

Shares issued in connection with
reinvestment of distributions	1,655	16,336	1,918	19,336

	64,451	636,849	19,399	195,863

Shares repurchased	(62,462)	(618,586)	(99,962)	(1,010,060)

Net increase (decrease)	1,989	$18,263	(80,563)	$(814,197)

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	654,938	$6,436,113	507,037	$5,083,420

Shares issued in connection with
reinvestment of distributions	15,482	152,655	9,809	98,879

	670,420	6,588,768	516,846	5,182,299

Shares repurchased	(1,055,401)	(10,402,243)	(769,204)	(7,740,723)

Net decrease	(384,981)	$(3,813,475)	(252,358)	$(2,558,424)

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	32,706	$324,342	44,790	$451,570

Shares issued in connection with
reinvestment of distributions	2,798	27,616	2,275	22,950

	35,504	351,958	47,065	474,520

Shares repurchased	(48,823)	(484,293)	(55,066)	(555,450)

Net decrease	(13,319)	$(132,335)	(8,001)	$(80,930)

			FOR THE PERIOD 8/31/16
			(COMMENCEMENT OF OPERATIONS) TO 10/31/16

Class P			Shares	Amount

Shares sold			3,823,934	$38,488,438

Shares issued in connection with reinvestment of distributions			—	—

			3,823,934	38,488,438

Shares repurchased			(378,857)	(3,822,610)

Net increase			3,445,077	$34,665,828

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15

Class R	Shares	Amount	Shares	Amount

Shares sold	70,172	$701,725	5,880	$59,039

Shares issued in connection with
reinvestment of distributions	—	—	143	1,433

	70,172	701,725	6,023	60,472

Shares repurchased	(45,518)	(456,818)	(23,339)	(234,354)

Net increase (decrease)	24,654	$244,907	(17,316)	$(173,882)

Absolute Return 100 Fund 57

	PERIOD ENDED 10/31/16*		YEAR ENDED 10/31/15

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	19	189	15	160

	19	189	15	160

Shares repurchased	(1,048)	(10,338)	—	—

Net increase (decrease)	(1,029)	$(10,149)	15	$160

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15

Class R6	Shares	Amount	Shares	Amount

Shares sold	14,905	$147,240	35,901	$365,506

Shares issued in connection with
reinvestment of distributions	973	9,662	923	9,369

	15,878	156,902	36,824	374,875

Shares repurchased	(15,248)	(151,006)	(41,507)	(421,598)

Net increase (decrease)	630	$5,896	(4,683)	$(46,723)

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15**

Class Y	Shares	Amount	Shares	Amount

Shares sold	6,339,402	$63,037,866	7,704,651	$78,299,410

Shares issued in connection with
reinvestment of distributions	171,150	1,696,096	144,456	1,463,342

	6,510,552	64,733,962	7,849,107	79,762,752

Shares repurchased	(10,055,815)	(100,367,305)	(8,355,129)	(84,901,577)

Net decrease	(3,545,263)	$(35,633,343)	(506,022)	$(5,138,825)

* Effective February 1, 2016, the fund has terminated its class R5 shares.

**The funds’ September 30, 2015 Shares sold and Shares repurchased have been revised as a result of an immaterial error related to an overstatement of the funds’ subscriptions and redemptions activity.

The previously reported amounts were:

	Shares	Amount

Shares sold	9,360,103	$95,109,189

Shares repurchased	(10,010,581)	(101,711,356)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class P	993	< 0.1%	$10,009

Class R	501	1.8	5,055

Class R6	1,049	2.0	10,595

58 Absolute Return 100 Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the				Fair value at
	beginning of the			Investment	the end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Money Market	$—	$5,071,747	$5,071,747	$396	$—
Liquidity Fund*

Putnam Short Term	21,277,630	332,466,475	337,053,442	125,134	16,690,663
Investment Fund**

Totals	$21,277,630	$337,538,222	$342,125,189	$125,530	$16,690,663

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management. **Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$10,700,000

Purchased swap option contracts (contract amount)	$48,700,000

Written TBA commitment option contracts (contract amount) (Note 3)	$21,400,000

Written swap option contracts (contract amount) (Note 3)	$76,800,000

Futures contracts (number of contracts)	20

Centrally cleared interest rate swap contracts (notional)	$109,400,000

OTC credit default contracts (notional)	$10,100,000

Absolute Return 100 Fund 59

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Credit contracts	Receivables	$315,014	Payables	$632,247

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	599,929*	depreciation	1,494,523*

Total		$914,943		$2,126,770

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as
hedging instruments under ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$76,692	$76,692

Interest rate contracts	(1,122,306)	(161,396)	(2,935,347)	$(4,219,049)

Total	$(1,122,306)	$(161,396)	$(2,858,655)	$(4,142,357)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not accounted for as
hedging instruments under ASC 815	Options	Futures	Swaps	Total

Credit contracts	$ —	$ —	$113,692	$113,692

Interest rate contracts	912,079	(2,805)	942,102	$1,851,376

Total	$912,079	$(2,805)	$1,055,794	$1,965,068

60 Absolute Return 100 Fund

This page left blank intentionally.

Absolute Return 100 Fund 61

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

				ASSETS					LIABILITIES

	Centrally						Centrally						Total
	cleared						cleared						Financial	Total
	interest rate	OTC Credit		Purchased			interest rate	OTC Credit		Written			and	collateral
	swap	default	Futures	swap	Purchased	Total	swap	default	Futures	swap	Written	Total	Derivative	received	Net
	contracts §	contracts *#	contracts§	options**#	options**#	Assets	contracts§	contracts*#	contracts§	options #	options #	Liabilities	Net Assets	(pledged)†##	amount

Bank of America N.A.	$—	$—	$—	$—	$—	$—	$—	$41,796	$—	$—	$—	$41,796	$(41,796)	$—	$(41,796)

Barclays Capital Inc.
(clearing broker)	$64,508	—	—	—	—	$64,508	108,241	—	—	—	—	$108,241	$(43,733)	$—	$(43,733)

Credit Suisse
International	$—	226,766	—	—	—	$226,766	—	297,219	—	—	—	$297,219	$(70,453)	$—	$(70,453)

Goldman Sachs
International	$—	88,248	—	2,466	—	$90,714		168,003	—	8,766	—	$176,769	$(86,055)	$—	$(86,055)

JPMorgan Chase Bank N.A.	$—	—	—	—	98,082	$98,082	—	—	—	1,256,413	100,460	$1,356,873	$(1,258,791)	$(1,258,791)	$—

JPMorgan Securities LLC	$—	—	—	—	—	$—	—	125,229	—	—	—	$125,229	$(125,229)	$(109,989)	$(15,240)

Merrill Lynch, Pierce,
Fenner & Smith, Inc.	$—	—	—	—	—	$—	—	—	4,113	—	—	$4,113	$(4,113)	$—	$(4,113)

Total	$64,508	$315,014	$—	$2,466	$98,082	$480,070	$108,241	$632,247	$4,113	$1,265,179	$100,460	$2,110,240	$(1,630,170)

*Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

Note 9: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

62 Absolute Return 100 Fund	Absolute Return 100 Fund 63

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Absolute Return 300 Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Absolute Return 300 Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 15, 2016

Absolute Return 300 Fund 23

The fund’s portfolio 10/31/16

	Principal
MORTGAGE-BACKED SECURITIES (44.2%)*	amount	Value

Agency collateralized mortgage obligations (17.5%)

Federal Home Loan Mortgage Corporation

IFB Ser. 2976, Class LC, 22.46%, 5/15/35	$106,032	$169,023

IFB Ser. 3072, Class SM, 21.837%, 11/15/35	244,431	385,923

IFB Ser. 3249, Class PS, 20.511%, 12/15/36	150,640	228,791

IFB Ser. 2990, Class LB, 15.579%, 6/15/34	536,426	683,897

IFB Ser. 3852, Class NT, 5.465%, 5/15/41	5,940,485	6,157,164

Ser. 4193, Class PI, IO, 4.00%, 3/15/43	5,953,230	874,065

Ser. 4213, Class GI, IO, 4.00%, 11/15/41	5,593,539	649,410

Ser. 4591, Class QI, IO, 3.50%, 4/15/46	9,198,220	1,288,855

Ser. 4369, Class IA, IO, 3.50%, 7/15/44	5,038,284	692,764

Ser. 4136, Class IW, IO, 3.50%, 10/15/42	9,760,366	1,264,221

Ser. 4150, Class DI, IO, 3.00%, 1/15/43	9,415,368	1,094,537

Ser. 4158, Class TI, IO, 3.00%, 12/15/42	6,193,544	638,492

Ser. 4206, Class IP, IO, 3.00%, 12/15/41	5,269,044	565,803

FRB Ser. 8, Class A9, IO, 0.455%, 11/15/28	318,089	4,374

FRB Ser. 59, Class 1AX, IO, 0.277%, 10/25/43	813,371	8,261

Ser. 48, Class A2, IO, 0.212%, 7/25/33	1,212,766	9,048

Ser. 3835, Class FO, PO, zero %, 4/15/41	11,745,817	10,328,390

Federal National Mortgage Association

IFB Ser. 04-10, Class QC, 26.464%, 6/25/31	122,367	129,709

IFB Ser. 05-74, Class NK, 24.83%, 5/25/35	75,963	118,764

IFB Ser. 07-53, Class SP, 22.242%, 6/25/37	207,178	331,220

IFB Ser. 05-75, Class GS, 18.648%, 8/25/35	161,712	226,286

IFB Ser. 11-4, Class CS, 11.832%, 5/25/40	1,557,145	1,852,688

Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	5,958,663	1,431,209

IFB Ser. 12-68, Class BS, IO, 5.466%, 7/25/42	8,198,331	1,446,235

IFB Ser. 13-101, Class SE, IO, 5.366%, 10/25/43	15,270,782	3,691,771

Ser. 397, Class 2, IO, 5.00%, 9/25/39	633,364	105,364

Ser. 12-124, Class UI, IO, 4.00%, 11/25/42	3,480,192	591,285

Ser. 12-22, Class CI, IO, 4.00%, 3/25/41	10,358,021	1,113,487

Ser. 12-62, Class MI, IO, 4.00%, 3/25/41	5,881,908	670,790

Ser. 12-136, Class PI, IO, 3.50%, 11/25/42	6,383,029	624,453

Ser. 14-76, IO, 3.50%, 11/25/39	7,669,449	757,511

Ser. 13-21, Class AI, IO, 3.50%, 3/25/33	7,875,858	1,155,733

Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	7,028,318	765,384

Ser. 6, Class BI, IO, 3.00%, 12/25/42	13,545,599	1,051,138

Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	3,693,058	323,143

Ser. 13-31, Class NI, IO, 3.00%, 6/25/41	10,264,751	825,045

Ser. 98-W2, Class X, IO, 0.783%, 6/25/28	2,026,157	98,775

FRB Ser. 03-W10, Class 1, IO, 0.621%, 6/25/43	269,904	3,416

Ser. 98-W5, Class X, IO, 0.444%, 7/25/28	619,369	30,194

Ser. 07-44, Class CO, PO, zero %, 5/25/37	43,185	36,904

Government National Mortgage Association

IFB Ser. 16-77, Class SC, IO, 5.574%, 10/20/45	6,029,759	1,311,473

IFB Ser. 13-99, Class VS, IO, 5.565%, 7/16/43	2,393,607	419,169

Ser. 14-133, Class IP, IO, 5.00%, 9/16/44	4,819,884	878,327

Ser. 14-2, Class IC, IO, 5.00%, 1/16/44	5,880,815	1,196,590

24 Absolute Return 300 Fund

	Principal
MORTGAGE-BACKED SECURITIES (44.2%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Government National Mortgage Association

Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	$5,785,558	$1,052,624

Ser. 11-116, Class IB, IO, 5.00%, 10/20/40	719,522	29,056

Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	1,218,387	224,974

Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	7,364,986	1,292,776

Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	23,570,001	4,288,656

Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	16,438,773	3,049,557

Ser. 15-80, Class IA, IO, 4.50%, 6/20/45	7,369,265	1,266,417

Ser. 12-129, IO, 4.50%, 11/16/42	4,788,380	950,206

Ser. 11-18, Class PI, IO, 4.50%, 8/20/40	316,625	35,782

Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	4,656,516	774,784

Ser. 09-121, Class BI, IO, 4.50%, 12/16/39	3,076,547	655,458

Ser. 10-103, Class DI, IO, 4.50%, 12/20/38	2,158,883	89,710

Ser. 15-94, IO, 4.00%, 7/20/45	188,405	40,583

Ser. 15-99, Class LI, IO, 4.00%, 7/20/45	3,265,898	348,859

Ser. 12-106, Class QI, IO, 4.00%, 7/20/42	5,310,345	812,212

Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	1,540,083	244,463

Ser. 13-53, Class IA, IO, 4.00%, 12/20/26	6,874,037	756,144

Ser. 16-111, Class IP, IO, 3.50%, 8/20/46	18,696,419	1,682,678

Ser. 15-20, Class PI, IO, 3.50%, 2/20/45	9,000,306	1,315,404

Ser. 13-76, IO, 3.50%, 5/20/43	4,434,618	518,806

Ser. 13-79, Class PI, IO, 3.50%, 4/20/43	5,447,125	643,850

Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	6,812,620	624,036

Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	2,530,951	293,034

Ser. 12-71, Class JI, IO, 3.50%, 4/16/41	11,007,947	725,512

Ser. 12-48, Class KI, IO, 3.50%, 12/16/39	2,286,697	191,598

Ser. 183, Class AI, IO, 3.50%, 10/20/39	7,162,944	729,818

Ser. 15-82, Class GI, IO, 3.50%, 12/20/38	9,322,247	771,323

Ser. 14-145, Class PI, IO, 3.50%, 10/20/29	4,607,414	519,071

Ser. 14-46, Class KI, IO, 3.00%, 6/20/36	4,602,507	374,630

Ser. 14-115, Class QI, IO, 3.00%, 3/20/29	9,282,294	830,673

Ser. 16-H23, Class NI, IO, 2.83%, 10/20/66	10,025,000	1,489,715

Ser. 16-H15, Class AI, IO, 2.634%, 7/20/66	9,262,243	1,263,370

Ser. 16-H13, Class IK, IO, 2.564%, 6/20/66	18,435,980	2,455,820

Ser. 16-H11, Class HI, IO, 2.081%, 1/20/66	3,511,025	396,170

Ser. 16-H02, Class BI, IO, 1.964%, 11/20/65	13,645,366	1,595,184

Ser. 15-H15, Class JI, IO, 1.94%, 6/20/65	13,236,896	1,497,093

Ser. 15-H19, Class NI, IO, 1.913%, 7/20/65	20,085,618	2,209,418

Ser. 15-H25, Class EI, IO, 1.849%, 10/20/65	15,698,375	1,613,793

Ser. 15-H18, Class IA, IO, 1.83%, 6/20/65	12,643,699	1,106,324

Ser. 15-H09, Class BI, IO, 1.701%, 3/20/65	16,531,437	1,544,036

Ser. 15-H10, Class EI, IO, 1.637%, 4/20/65	17,968,305	1,273,953

Ser. 15-H25, Class AI, IO, 1.615%, 9/20/65	16,282,282	1,468,662

Ser. 14-H14, Class CI, IO, 1.59%, 7/20/64	19,688,741	1,349,998

Ser. 15-H28, Class DI, IO, 1.554%, 8/20/65	12,951,834	1,033,556

Ser. 11-H08, Class GI, IO, 1.258%, 3/20/61	12,451,982	674,897

Ser. 10-151, Class KO, PO, zero %, 6/16/37	1,035,710	899,897

GSMPS Mortgage Loan Trust 144A

FRB Ser. 98-4, IO, 1.147%, 12/19/26	107,928	1

Absolute Return 300 Fund 25

	Principal
MORTGAGE-BACKED SECURITIES (44.2%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

GSMPS Mortgage Loan Trust 144A

FRB Ser. 98-2, IO, 1.004%, 5/19/27	$66,915	$1

FRB Ser. 99-2, IO, 0.84%, 9/19/27	159,307	1,391

FRB Ser. 98-3, IO, zero %, 9/19/27	74,237	1

		93,235,055

Commercial mortgage-backed securities (19.2%)

Banc of America Commercial Mortgage Trust

Ser. 06-4, Class AJ, 5.695%, 7/10/46	1,700,476	1,686,657

FRB Ser. 07-1, Class XW, IO, 0.311%, 1/15/49	3,324,646	8,514

Banc of America Merrill Lynch Commercial Mortgage, Inc. FRB
Ser. 05-1, Class B, 5.349%, 11/10/42	2,632,000	2,613,839

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-4, Class XC, IO, 0.035%, 7/10/42	163,421	83

Bear Stearns Commercial Mortgage Securities Trust

FRB Ser. 07-PW16, Class AJ, 5.717%, 6/11/40	1,801,000	1,737,965

FRB Ser. 07-T26, Class AJ, 5.566%, 1/12/45 F	2,150,000	1,989,607

FRB Ser. 06-PW11, Class AJ, 5.436%, 3/11/39	4,850,000	4,846,969

Ser. 05-T18, Class D, 5.134%, 2/13/42	233,906	232,970

Ser. 05-PWR9, Class C, 5.055%, 9/11/42	959,000	961,973

Bear Stearns Commercial Mortgage Securities Trust 144A FRB
Ser. 06-PW11, Class B, 5.436%, 3/11/39	5,275,000	2,373,750

CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C1, Class E,
6.18%, 4/15/44	2,448,000	1,288,382

Citigroup Commercial Mortgage Trust FRB Ser. 13-GC17, Class XA,
IO, 1.467%, 11/10/46 F	14,874,996	795,682

Citigroup Commercial Mortgage Trust 144A FRB Ser. 13-GC17,
Class D, 5.104%, 11/10/46	5,194,000	5,042,709

COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3,
Class AJ, 5.758%, 5/15/46	111,000	109,465

COMM Mortgage Trust

Ser. 06-C8, Class AJ, 5.377%, 12/10/46	1,473,000	1,450,905

FRB Ser. 14-UBS6, Class XA, IO, 1.057%, 12/10/47	25,501,916	1,440,858

COMM Mortgage Trust 144A

Ser. 12-LC4, Class E, 4.25%, 12/10/44	1,361,000	1,045,520

Ser. 13-LC13, Class E, 3.719%, 8/10/46	1,503,000	1,053,753

Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-C1,
Class AJ, 6.064%, 2/15/41	4,668,000	4,247,880

Credit Suisse First Boston Mortgage Securities Corp. Ser. 05-C3,
Class B, 4.882%, 7/15/37	760,000	757,796

Credit Suisse First Boston Mortgage Securities Corp. 144A

Ser. 98-C1, Class F, 6.00%, 5/17/40	310,777	323,208

FRB Ser. 03-C3, Class AX, IO, 1.994%, 5/15/38	1,416,220	18

CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.80%, 4/15/50	1,002,000	840,603

GS Mortgage Securities Corp. II 144A

FRB Ser. 13-GC10, Class D, 4.41%, 2/10/46	1,767,000	1,620,162

FRB Ser. 13-GC10, Class E, 4.41%, 2/10/46	1,864,000	1,392,035

GS Mortgage Securities Trust FRB Ser. 13-GC12, Class C,
4.179%, 6/10/46	1,318,000	1,298,889

26 Absolute Return 300 Fund

	Principal
MORTGAGE-BACKED SECURITIES (44.2%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

GS Mortgage Securities Trust 144A

FRB Ser. 12-GC6, Class D, 5.654%, 1/10/45	$1,547,376	$1,535,771

FRB Ser. 11-GC3, Class D, 5.633%, 3/10/44 F	270,177	280,377

Ser. 11-GC3, Class E, 5.00%, 3/10/44	1,219,000	1,140,131

FRB Ser. 14-GC26, Class D, 4.511%, 11/10/47	4,010,000	3,225,564

FRB Ser. 13-GC12, Class D, 4.476%, 6/10/46	3,719,000	3,316,269

FRB Ser. 13-GC13, Class D, 4.065%, 7/10/46	1,652,000	1,464,366

JPMBB Commercial Mortgage Securities Trust FRB Ser. 14-C19,
Class XA, IO, 1.20%, 4/15/47	26,995,210	1,047,414

JPMBB Commercial Mortgage Securities Trust 144A

FRB Ser. 13-C17, Class D, 4.887%, 1/15/47	1,306,000	1,196,951

FRB Ser. C14, Class D, 4.562%, 8/15/46	1,497,000	1,404,705

FRB Ser. 14-C25, Class D, 3.948%, 11/15/47	1,272,000	967,865

JPMorgan Chase Commercial Mortgage Securities Corp. 144A FRB
Ser. 12-LC9, Class D, 4.415%, 12/15/47	960,000	950,592

JPMorgan Chase Commercial Mortgage Securities Trust

FRB Ser. 07-CB20, Class AJ, 6.079%, 2/12/51	2,326,000	2,322,976

FRB Ser. 06-LDP6, Class B, 5.653%, 4/15/43	152,643	152,643

FRB Ser. 13-C10, Class XA, IO, 1.235%, 12/15/47 F	20,637,215	1,075,917

JPMorgan Chase Commercial Mortgage Securities Trust 144A

FRB Ser. 07-CB20, Class B, 6.179%, 2/12/51	2,194,000	2,062,360

FRB Ser. 07-CB20, Class C, 6.179%, 2/12/51	1,220,000	1,073,600

FRB Ser. 11-C3, Class E, 5.614%, 2/15/46	4,278,000	4,383,239

FRB Ser. 12-C8, Class D, 4.66%, 10/15/45	5,497,000	5,313,950

Ser. 11-C4, Class F, 3.873%, 7/15/46	3,030,000	2,618,526

Ser. 13-C10, Class E, 3.50%, 12/15/47	1,963,000	1,427,101

LB-UBS Commercial Mortgage Trust FRB Ser. 07-C2, Class XW, IO,
0.451%, 2/15/40	3,215,340	4,668

Merrill Lynch Mortgage Trust Ser. 06-C2, Class AJ, 5.802%, 8/12/43 F	120,340	120,641

Merrill Lynch Mortgage Trust 144A FRB Ser. 05-MCP1, Class XC, IO,
0.014%, 6/12/43	7,447,235	51

Morgan Stanley Bank of America Merrill Lynch Trust 144A

Ser. 14-C17, Class D, 4.698%, 8/15/47	2,809,000	2,312,358

FRB Ser. 13-C10, Class E, 4.084%, 7/15/46	4,055,000	3,395,252

Ser. 15-C24, Class D, 3.257%, 5/15/48	1,613,000	1,054,709

Morgan Stanley Capital I Trust

Ser. 06-HQ9, Class C, 5.842%, 7/12/44	1,857,000	1,853,497

FRB Ser. 07-T27, Class AJ, 5.642%, 6/11/42	1,350,000	1,319,895

Ser. 06-HQ10, Class B, 5.448%, 11/12/41	1,036,000	1,035,034

Wachovia Bank Commercial Mortgage Trust

FRB Ser. 06-C26, Class AJ, 6.109%, 6/15/45	2,215,000	1,662,801

FRB Ser. 06-C29, IO, 0.318%, 11/15/48	45,616,664	1,825

Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 04-C11,
Class G, 5.742%, 1/15/41	1,500,000	1,497,000

Wells Fargo Commercial Mortgage Trust FRB Ser. 13-LC12, Class C,
4.297%, 7/15/46	749,000	772,444

Wells Fargo Commercial Mortgage Trust 144A Ser. 14-LC18, Class D,
3.957%, 12/15/47	2,837,000	2,191,581

Absolute Return 300 Fund 27

	Principal
MORTGAGE-BACKED SECURITIES (44.2%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

WF-RBS Commercial Mortgage Trust 144A

FRB Ser. 11-C5, Class E, 5.678%, 11/15/44	$603,000	$614,457

Ser. 11-C4, Class E, 5.265%, 6/15/44	1,006,000	1,012,137

FRB Ser. 13-C16, Class D, 4.982%, 9/15/46	991,000	936,594

FRB Ser. 12-C7, Class D, 4.835%, 6/15/45	1,621,000	1,552,934

FRB Ser. 13-C15, Class D, 4.48%, 8/15/46	1,247,000	1,129,153

FRB Ser. 12-C10, Class E, 4.453%, 12/15/45	1,658,000	1,353,861

Ser. 13-C14, Class E, 3.25%, 6/15/46	1,065,000	712,166

FRB Ser. 12-C9, Class XB, IO, 0.706%, 11/15/45 F	46,094,000	1,742,037

		102,395,604

Residential mortgage-backed securities (non-agency) (7.5%)

BCAP, LLC Trust 144A FRB Ser. 12-RR5, Class 4A8, 0.695%, 6/26/35	1,863,349	1,790,931

Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class M2, 4.834%,
7/25/25 (Bermuda)	950,000	965,438

Citigroup Mortgage Loan Trust 144A FRB Ser. 15-6, Class 1A2,
0.742%, 5/20/47	6,860,000	4,630,500

Countrywide Alternative Loan Trust

FRB Ser. 06-OA7, Class 1A1, 1.786%, 6/25/46	548,976	488,588

FRB Ser. 06-OA7, Class 1A2, 1.463%, 6/25/46	4,665,729	3,837,562

FRB Ser. 05-27, Class 1A1, 1.405%, 8/25/35	1,629,432	1,215,882

FRB Ser. 05-38, Class A3, 0.884%, 9/25/35	1,255,671	1,114,078

FRB Ser. 05-59, Class 1A1, 0.856%, 11/20/35	5,626,331	4,803,883

FRB Ser. 06-OA10, Class 4A1, 0.724%, 8/25/46	422,645	307,157

Federal Home Loan Mortgage Corporation

Structured Agency Credit Risk Debt FRN Ser. 16-HQA1, Class B,
13.284%, 9/25/28	339,921	415,855

Structured Agency Credit Risk Debt FRN Ser. 15-DN1, Class B,
12.034%, 1/25/25	1,151,377	1,331,228

Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class B,
11.034%, 10/25/28	260,000	288,867

Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class B,
11.034%, 5/25/28	984,036	1,090,234

Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B,
10.534%, 7/25/28	656,936	708,172

Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B,
9.884%, 4/25/28	1,779,908	1,905,856

Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B,
8.084%, 12/25/27	1,068,807	1,089,125

Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
5.684%, 11/25/28	680,000	716,267

Federal National Mortgage Association

Connecticut Avenue Securities FRB Ser. 16-C03, Class 2B,
13.284%, 10/25/28	320,000	394,203

Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B,
12.784%, 9/25/28	1,590,000	1,935,269

Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B,
12.284%, 10/25/28	840,000	985,064

Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
6.434%, 10/25/28	1,520,000	1,636,739

28 Absolute Return 300 Fund

	Principal
MORTGAGE-BACKED SECURITIES (44.2%)* cont.	amount	Value

Residential mortgage-backed securities (non-agency) cont.

Federal National Mortgage Association

Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
6.234%, 4/25/28	$3,000,000	$3,199,018

Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
5.084%, 2/25/25	340,216	353,178

Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
4.534%, 5/25/25	56,000	57,928

Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
4.534%, 5/25/25	170,000	175,340

Nomura Resecuritization Trust 144A FRB Ser. 15-4R, Class 1A14,
0.747%, 3/26/47	1,750,000	1,086,750

Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR1,
Class 2A1, 0.714%, 1/25/37	720,785	601,237

WaMu Mortgage Pass-Through Certificates Trust FRB Ser. 05-AR13,
Class A1C3, 1.024%, 10/25/45	2,645,220	2,270,512

		39,394,861

Total mortgage-backed securities (cost $247,484,151)		$235,025,520

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (44.1%)*	amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.6%)

Government National Mortgage Association Pass-Through Certificates

4.50%, TBA, 11/1/46	$1,000,000	$1,079,219

4.00%, TBA, 11/1/46	2,000,000	2,142,188

		3,221,407

U.S. Government Agency Mortgage Obligations (43.5%)

Federal National Mortgage Association Pass-Through Certificates

4.50%, TBA, 12/1/46	1,000,000	1,092,188

4.50%, TBA, 11/1/46	1,000,000	1,092,969

3.50%, TBA, 12/1/46	6,000,000	6,292,798

3.50%, TBA, 11/1/46	7,000,000	7,348,980

3.00%, TBA, 12/1/46	56,000,000	57,542,190

3.00%, TBA, 11/1/46	56,000,000	57,653,747

2.50%, TBA, 12/1/46	26,000,000	25,906,821

2.50%, TBA, 11/1/46	75,000,000	74,860,125

		231,789,818

Total U.S. government and agency mortgage obligations (cost $236,574,765)		$235,011,225

	Principal
U.S. TREASURY OBLIGATIONS (0.1%)*	amount	Value

U.S. Treasury Notes 2.00%, 9/30/20	$382,000	$393,818

Total U.S. treasury obligations (cost $381,862)		$393,818

	Principal
CORPORATE BONDS AND NOTES (28.5%)*	amount	Value

Basic materials (1.1%)

Archer-Daniels-Midland Co. sr. unsec. notes 5.45%, 3/15/18	$1,308,000	$1,383,279

Celanese US Holdings, LLC company guaranty sr. unsec. notes
5.875%, 6/15/21 (Germany)	950,000	1,081,300

Absolute Return 300 Fund 29

	Principal
CORPORATE BONDS AND NOTES (28.5%)* cont.	amount	Value

Basic materials cont.

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. unsub.
notes 9.00%, 5/1/19 (Australia)	$708,000	$832,781

Southern Copper Corp. sr. unsec. unsub. notes 5.875%,
4/23/45 (Peru)	800,000	798,000

USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25	734,000	781,710

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	1,000,000	1,082,500

		5,959,570

Capital goods (2.7%)

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.375%, 9/15/24	500,000	500,000

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.00%, 3/15/22	1,337,000	1,340,343

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. FRN 4.067%, 5/15/21 (Ireland)	1,015,000	1,036,569

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.50%, 9/1/22	1,020,000	1,042,950

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.25%, 7/15/24	500,000	503,750

Boeing Co. (The) sr. unsec. bonds 8.75%, 8/15/21	3,580,000	4,681,913

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	1,000,000	1,107,500

Covidien International Finance SA company guaranty sr. unsec.
unsub. notes 6.00%, 10/15/17 (Luxembourg)	1,692,000	1,768,698

KLX, Inc. 144A company guaranty sr. unsec. notes 5.875%, 12/1/22	750,000	763,275

Moog, Inc. 144A company guaranty sr. unsec. notes 5.25%, 12/1/22	1,025,000	1,050,625

ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.00%, 4/29/20	500,000	526,250

		14,321,873

Communication services (2.0%)

AT&T, Inc. sr. unsec. unsub. notes 3.00%, 6/30/22	1,800,000	1,825,182

AT&T, Inc. sr. unsec. unsub. notes 1.70%, 6/1/17	1,695,000	1,701,188

Crown Castle International Corp. sr. unsec. notes 5.25%, 1/15/23 R	640,000	715,142

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
4.25%, 4/1/18	1,694,000	1,734,233

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 11/15/18	500,000	550,000

Verizon Communications, Inc. sr. unsec. notes 2.625%, 2/21/20	1,522,000	1,552,099

Vodafone Group PLC sr. unsec. unsub. notes 1.25%, 9/26/17
(United Kingdom)	2,346,000	2,343,816

		10,421,660

Consumer cyclicals (2.9%)

Autonation, Inc. company guaranty sr. unsec. unsub. notes
6.75%, 4/15/18	2,008,000	2,143,474

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	552,000	603,067

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22	1,000,000	1,018,500

Expedia, Inc. 144A company guaranty sr. unsec. unsub. notes
5.00%, 2/15/26	3,710,000	3,893,951

Host Hotels & Resorts LP sr. unsec. unsub. notes 6.00%, 10/1/21 R	596,000	681,179

30 Absolute Return 300 Fund

	Principal
CORPORATE BONDS AND NOTES (28.5%)* cont.	amount	Value

Consumer cyclicals cont.

Host Hotels & Resorts LP sr. unsec. unsub. notes 5.25%, 3/15/22 R	$279,000	$308,090

JC Penney Corp, Inc. company guaranty sr. unsec. bonds
8.125%, 10/1/19	490,000	533,488

Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22	565,000	587,600

Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 4/1/21	500,000	529,690

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. sub. notes 5.50%, 10/1/21 (Luxembourg)	1,200,000	1,251,000

S&P Global, Inc. company guaranty sr. unsec. unsub. notes
3.30%, 8/14/20	3,790,000	3,949,093

		15,499,132

Consumer staples (3.6%)

1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	1,000,000	1,032,500

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 3.65%, 2/1/26	4,851,000	5,104,523

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 1.90%, 2/1/19	5,745,000	5,789,662

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 1.25%, 1/17/18	615,000	614,547

BlueLine Rental Finance Corp. 144A notes 7.00%, 2/1/19	909,000	793,103

CVS Health Corp. sr. unsec. notes 4.75%, 12/1/22	2,975,000	3,335,314

CVS Health Corp. sr. unsec. unsub. notes 2.25%, 12/5/18	1,690,000	1,713,303

Diageo Capital PLC company guaranty sr. unsec. unsub. notes
1.50%, 5/11/17 (United Kingdom)	798,000	800,106

		19,183,058

Energy (2.2%)

BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
1.846%, 5/5/17 (United Kingdom)	1,695,000	1,700,983

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.70%,
5/15/17 (Canada)	1,695,000	1,731,570

ConocoPhillips Co. company guaranty sr. unsec. unsub. notes
1.05%, 12/15/17	1,695,000	1,686,266

Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	180,000	210,739

Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	400,000	414,561

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	1,201,000	1,181,484

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5.50%, 1/21/21 (Mexico)	1,300,000	1,382,590

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	1,500,000	1,449,000

Phillips 66 company guaranty sr. unsec. unsub. notes 2.95%, 5/1/17	1,690,000	1,707,248

		11,464,441

Financials (9.6%)

Air Lease Corp. sr. unsec. notes 2.625%, 9/4/18	5,465,000	5,531,990

Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	400,000	409,500

American Express Co. jr. unsec. sub. FRN Ser. C, 4.90%,
perpetual maturity	1,600,000	1,573,306

American Express Co. sr. unsec. notes 7.00%, 3/19/18	1,523,000	1,637,359

Absolute Return 300 Fund 31

	Principal
CORPORATE BONDS AND NOTES (28.5%)* cont.	amount	Value

Financials cont.

American Express Co. sr. unsec. notes 6.15%, 8/28/17	$923,000	$959,072

Bank of America Corp. sr. unsec. unsub. notes 2.00%, 1/11/18	2,358,000	2,368,399

Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
1.70%, 8/25/17	1,000,000	1,002,294

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. unsub.
notes 1.20%, 3/10/17 (Japan)	1,710,000	1,710,038

BNP Paribas SA company guaranty sr. unsec. unsub. bonds
Ser. MTN, 1.375%, 3/17/17 (France)	2,605,000	2,605,107

CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	1,055,000	1,065,550

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes Ser. GLOB,
2.375%, 1/22/18	1,212,000	1,223,171

JPMorgan Chase & Co. sr. unsec. unsub. notes 2.00%, 8/15/17	1,679,000	1,689,406

JPMorgan Chase & Co. unsec. sub. notes 3.875%, 9/10/24	365,000	381,195

KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.30%, 12/13/18	2,375,000	2,405,778

KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	2,170,000	2,503,757

Lloyds Banking Group PLC 144A unsec. sub. notes 5.30%, 12/1/45
(United Kingdom)	2,300,000	2,427,806

Macquarie Bank, Ltd. 144A sr. unsec. notes 4.00%,
7/29/25 (Australia)	1,210,000	1,279,050

MetLife, Inc. sr. unsec. unsub. notes 4.75%, 2/8/21	2,125,000	2,363,854

National Australia Bank, Ltd./New York sr. unsec. notes 2.30%,
7/25/18 (Australia)	1,175,000	1,192,613

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. sub. notes 6.75%, 12/15/19	1,000,000	1,035,000

Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.20%,
7/27/18 (Canada)	1,700,000	1,721,362

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	532,000	488,110

Royal Bank of Scotland Group PLC unsec. sub. notes 4.70%, 7/3/18
(United Kingdom)	2,952,000	3,021,579

Santander Issuances SAU company guaranty unsec. sub. notes
5.179%, 11/19/25 (Spain)	2,400,000	2,477,712

Sberbank of Russia Via SB Capital SA 144A unsec. sub. notes
5.125%, 10/29/22 (Russia)	950,000	955,938

Select Income REIT sr. unsec. unsub. notes 3.60%, 2/1/20 R	1,000,000	1,014,594

Select Income REIT sr. unsec. unsub. notes 2.85%, 2/1/18 R	1,000,000	1,006,110

Simon Property Group LP 144A sr. unsec. unsub. notes
1.50%, 2/1/18 R	1,535,000	1,538,454

Societe Generale SA company guaranty sr. unsec. notes 2.75%,
10/12/17 (France)	675,000	683,701

TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	1,000,000	1,036,250

UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 3.00%, 4/15/21 (Jersey)	1,020,000	1,041,276

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6.875%,
5/29/18 (Russia)	1,000,000	1,054,520

		51,403,851

Health care (2.7%)

AbbVie, Inc. sr. unsec. notes 1.75%, 11/6/17	1,519,000	1,524,423

Amgen, Inc. sr. unsec. unsub. notes 2.125%, 5/15/17	1,695,000	1,704,575

32 Absolute Return 300 Fund

	Principal
CORPORATE BONDS AND NOTES (28.5%)* cont.	amount	Value

Health care cont.

AstraZeneca PLC sr. unsec. unsub. notes 5.90%, 9/15/17
(United Kingdom)	$1,695,000	$1,763,441

HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	612,000	678,555

Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	206,000	190,550

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
bonds 5.25%, 1/15/26 R	3,805,000	4,014,275

Service Corp. International/US sr. unsec. notes 5.375%, 1/15/22	1,674,000	1,736,775

Tenet Healthcare Corp. company guaranty sr. FRN 4.35%, 6/15/20	1,175,000	1,183,813

Tenet Healthcare Corp. company guaranty sr. notes 6.25%, 11/1/18	665,000	699,913

UnitedHealth Group, Inc. sr. unsec. notes 6.00%, 2/15/18	756,000	800,389

		14,296,709

Technology (0.7%)

eBay, Inc. sr. unsec. unsub. notes 1.35%, 7/15/17	1,695,000	1,695,946

Fidelity National Information Services, Inc. sr. unsec. unsub. notes
3.625%, 10/15/20	800,000	843,822

Infor US, Inc. 144A company guaranty sr. notes 5.75%, 8/15/20	895,000	936,394

		3,476,162

Transportation (0.3%)

Continental Airlines, Inc. pass-through certificates Ser. 97-4A,
6.90%, 1/2/18	198,759	201,124

Continental Airlines, Inc. pass-through certificates Ser. 98-1A,
6.648%, 9/15/17	188,758	192,052

Federal Express Corp. 2012 Pass Through Trust 144A notes
2.625%, 1/15/18	1,024,197	1,026,188

		1,419,364

Utilities and power (0.7%)

Texas-New Mexico Power Co. 144A 1st sr. bonds Ser. A,
9 1/2%, 4/1/19	3,816,000	4,363,214

		4,363,214

Total corporate bonds and notes (cost $148,527,586)		$151,809,034

	Principal
SENIOR LOANS (9.0%)*[c]	amount	Value

Basic materials (0.2%)

TMS International Corp. bank term loan FRN Ser. B,
4.50%, 10/16/20	$952,892	$939,790

		939,790

Capital goods (0.8%)

ADS Waste Holdings, Inc. bank term loan FRN Ser. B, 3.75%, 10/9/19	1,165,952	1,166,438

Berry Plastics Group, Inc. bank term loan FRN Ser. H,
3.75%, 10/1/22	857,030	859,494

Gates Global, LLC/Gates Global Co. bank term loan FRN
4.25%, 7/6/21	941,586	926,154

TransDigm, Inc. bank term loan FRN Ser. C, 3.75%, 2/28/20	431,214	430,256

TransDigm, Inc. bank term loan FRN Ser. D, 3.75%, 6/4/21	782,000	779,068

		4,161,410

Absolute Return 300 Fund 33

	Principal
SENIOR LOANS (9.0%)*[c] cont.	amount	Value

Communication services (0.7%)

Asurion, LLC bank term loan FRN Ser. B4, 5.00%, 8/4/22	$863,981	$867,437

Charter Communications Operating, LLC bank term loan FRN
Ser. E, 3.00%, 7/1/20	1,054,327	1,055,645

Intelsat Jackson Holdings SA bank term loan FRN Ser. B2,
3.75%, 6/30/19	1,019,814	973,604

Level 3 Financing, Inc. bank term loan FRN Ser. B1, 4.00%, 1/15/20	1,000,000	1,003,250

		3,899,936

Consumer cyclicals (3.0%)

Academy, Ltd. bank term loan FRN Ser. B, 5.00%, 7/2/22	932,705	903,558

Amaya Holdings BV bank term loan FRN 5.00%, 8/1/21	980,094	977,950

American Casino & Entertainment Properties, LLC bank term loan
FRN 4.75%, 7/7/22	575,371	576,809

Bass Pro Group, LLC bank term loan FRN Ser. B, 4.00%, 6/5/20	817,550	816,528

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11.25%, 3/1/17 (In default) †	332,619	367,128

Caesars Growth Properties Holdings, LLC bank term loan FRN
6.25%, 5/8/21	410,550	410,165

Chrysler Group, LLC bank term loan FRN Ser. B, 3.50%, 5/24/17	189,813	189,955

CityCenter Holdings, LLC bank term loan FRN Ser. B,
4.25%, 10/16/20	474,787	477,359

CPG International, Inc. bank term loan FRN Ser. B, 4.75%, 9/30/20	466,720	468,471

Eldorado Resorts, Inc. bank term loan FRN Ser. B, 4.25%, 7/23/22	987,500	991,820

Family Tree Escrow, LLC bank term loan FRN Ser. B, 3.063%, 7/6/22	63,030	63,582

Hilton Worldwide Finance, LLC bank term loan FRN Ser. B,
3.50%, 10/26/20	74,134	74,359

Hilton Worldwide Finance, LLC bank term loan FRN Ser. B2,
3.097%, 10/25/23	757,849	761,502

Jeld-Wen, Inc. bank term loan FRN 5.25%, 10/15/21	989,924	992,812

Jo-Ann Stores, LLC bank term loan FRN 6.00%, 9/29/23	1,000,000	995,417

Lions Gate Entertainment Corp. bank term loan FRN
5.00%, 3/17/22	1,000,000	1,015,000

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4.25%, 10/25/20	972,740	892,854

Petco Animal Supplies, Inc. bank term loan FRN Ser. B1,
5.00%, 1/26/23	992,500	1,000,496

Scientific Games International, Inc. bank term loan FRN Ser. B2,
6.00%, 10/1/21	982,500	985,724

Tribune Media Co. bank term loan FRN Ser. B, 3.75%, 12/27/20	996,298	998,374

Univision Communications, Inc. bank term loan FRN 4.00%, 3/1/20	746,227	746,952

Yonkers Racing Corp. bank term loan FRN 4.25%, 8/20/19	1,265,739	1,255,192

		15,962,007

Consumer staples (1.1%)

CEC Entertainment, Inc. bank term loan FRN Ser. B, 4.00%, 2/14/21	419,250	411,838

Ceridian HCM Holding, Inc. bank term loan FRN Ser. B2,
4.50%, 9/15/20	645,910	632,991

Del Monte Foods, Inc. bank term loan FRN 4.25%, 2/18/21	936,000	867,360

Landry’s, Inc. bank term loan FRN Ser. B, 4.00%, 10/4/23	1,125,000	1,131,094

Libbey Glass, Inc. bank term loan FRN Ser. B, 3.75%, 4/9/21	943,409	943,802

34 Absolute Return 300 Fund

	Principal
SENIOR LOANS (9.0%)*[c] cont.	amount	Value

Consumer staples cont.

Restaurant Brands International, Inc. bank term loan FRN Ser. B,
3.75%, 12/12/21	$978,784	$982,454

Rite Aid Corp. bank term loan FRN 4.875%, 6/21/21	1,000,000	1,001,750

		5,971,289

Energy (0.2%)

American Energy-Marcellus, LLC bank term loan FRN 5.25%, 8/4/20	690,000	385,969

EP Energy, LLC bank term loan FRN 9.75%, 6/30/21	513,667	523,940

		909,909

Financials (0.2%)

USI, Inc./NY bank term loan FRN Ser. B, 4.25%, 12/27/19	946,652	946,455

		946,455

Health care (1.7%)

AMAG Pharmaceuticals, Inc. bank term loan FRN Ser. B,
4.75%, 8/17/21	532,000	532,000

CHS/Community Health Systems, Inc. bank term loan FRN Ser. H,
4.00%, 1/27/21	1,861,843	1,761,536

Envision Healthcare Corp. bank term loan FRN Ser. B,
4.25%, 5/25/18	467,454	467,965

Grifols Worldwide Operations USA, Inc. bank term loan FRN
3.449%, 2/27/21	1,623,375	1,635,862

IASIS Healthcare, LLC bank term loan FRN Ser. B, 4.50%, 5/3/18	522,919	518,866

Kinetic Concepts, Inc. bank term loan FRN Ser. F1, 5.00%, 11/4/20	869,230	873,757

Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B,
4.75%, 6/30/21	581,613	565,800

Pharmaceutical Product Development, LLC bank term loan FRN
4.25%, 8/18/22	1,051,688	1,051,030

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. BD, 5.00%, 2/13/19	620,282	619,196

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. C2, 5.25%, 12/11/19	620,282	618,731

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. E, 5.25%, 8/5/20	448,745	447,935

		9,092,678

Technology (0.5%)

Avago Technologies Cayman Finance, Ltd. bank term loan FRN
Ser. B3, 3.524%, 2/1/23	742,191	749,613

First Data Corp. bank term loan FRN Ser. B, 4.272%, 7/10/22	1,000,000	1,006,667

Syniverse Holdings, Inc. bank term loan FRN Ser. B, 4.00%, 4/23/19	928,575	848,098

		2,604,378

Utilities and power (0.6%)

Calpine Construction Finance Co. LP bank term loan FRN Ser. B,
3.00%, 5/3/20	580,500	575,783

Calpine Construction Finance Co. LP bank term loan FRN Ser. B2,
3.25%, 1/31/22	1,166,932	1,156,429

Energy Transfer Equity LP bank term loan FRN 3.292%, 12/2/19	715,000	708,105

Texas Competitive Electric Holdings Co., LLC bank term loan FRN
Ser. B, 5.00%, 7/27/23	732,857	738,201

Texas Competitive Electric Holdings Co., LLC bank term loan FRN
Ser. C, 5.00%, 7/27/23	167,143	168,362

		3,346,880

Total senior loans (cost $48,307,636)		$47,834,732

Absolute Return 300 Fund 35

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (5.6%)*		amount	Value

Argentina (Republic of) 144A sr. unsec. bonds 7.125%,
7/6/36 (Argentina)		$3,460,000	$3,573,789

Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.875%,
1/22/21 (Brazil)		1,710,000	1,808,325

Croatia (Republic of) 144A sr. unsec. unsub. notes 6.375%,
3/24/21 (Croatia)		960,000	1,065,600

Croatia (Republic of) 144A sr. unsec. unsub. notes 6.25%,
4/27/17 (Croatia)		150,000	153,000

Hellenic (Republic of) sr. unsec. notes 3.375%, 7/17/17 (Greece)	EUR	1,976,000	2,136,010

Hellenic (Republic of) sr. unsec. unsub. bonds 4.75%,
4/17/19 (Greece)	EUR	2,578,000	2,595,563

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, 3.00%,
2/24/40 (Greece)	EUR	600,000	376,445

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, 3.00%,
2/24/39 (Greece)	EUR	373,451	234,716

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/38 (Greece) ††	EUR	417,000	262,288

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/36 (Greece) ††	EUR	1,471,000	939,679

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/30 (Greece) ††	EUR	463,000	322,185

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/29 (Greece) ††	EUR	3,644,973	2,580,019

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/28 (Greece) ††	EUR	3,460,206	2,527,217

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/26 (Greece) ††	EUR	708,000	546,501

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/24 (Greece) ††	EUR	1,130,752	902,922

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/23 (Greece) ††	EUR	322,576	264,706

Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)		$300,000	327,000

Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95%,
1/8/46 (Indonesia)		300,000	363,000

Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)		1,290,000	1,302,900

Russia (Federation of) 144A sr. unsec. notes 4.50%, 4/4/22 (Russia)		450,000	474,473

Russia (Federation of) 144A sr. unsec. unsub. bonds 12.75%,
6/24/28 (Russia)		1,375,000	2,404,531

Russia (Federation of) 144A sr. unsec. unsub. bonds 5.625%,
4/4/42 (Russia)		4,200,000	4,625,250

Total foreign government and agency bonds and notes (cost $29,505,725)			$29,786,119

		Principal
ASSET-BACKED SECURITIES (0.7%)*		amount	Value

Station Place Securitization Trust FRB Ser. 16-1, Class A, 1.534%,
2/25/17 (acquired 2/4/16, cost $3,859,000) ΔΔ		$3,859,000	$3,859,000

Total asset-backed securities (cost $3,859,000)			$3,859,000

36 Absolute Return 300 Fund

COMMON STOCKS (—%)*		Shares	Value

Vantage Drilling International (Units) (Cayman Islands) †		1,521	$127,764

Total common stocks (cost $145,699)			$127,764

PURCHASED SWAP OPTIONS OUTSTANDING (—%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Goldman Sachs International

1.023/3 month USD-LIBOR-BBA/Nov-18	Nov-16/1.023	$74,937,000	$26,977

Total purchased swap options outstanding (cost $119,899)			$26,977

	Expiration
PURCHASED OPTIONS	date/strike	Contract
OUTSTANDING (0.2%)*	price	amount	Value

Federal National Mortgage Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/$100.77	$17,000,000	$263,466

Federal National Mortgage Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/100.58	17,000,000	239,445

Federal National Mortgage Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/100.02	17,000,000	174,811

Federal National Mortgage Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/99.83	17,000,000	155,975

Total purchased options outstanding (cost $695,938)			$833,697

	Principal amount/		Value
SHORT-TERM INVESTMENTS (10.8%)*		shares

Amphenol Corp. commercial paper 0.801%, 11/3/16		$3,000,000	$2,999,820

AutoNation, Inc. commercial paper 0.950%, 11/1/16		5,000,000	4,999,867

Entergy Corp. commercial paper 0.850%, 11/1/16		5,000,000	4,999,881

Plains Midstream Canada ULC commercial paper 1.150%, 11/1/16		4,000,000	3,999,905

Putnam Short Term Investment Fund 0.50% L	Shares	19,492,391	19,492,391

State Street Bank & Trust Co. FRN certificates of deposit
1.278%, 4/13/17		$2,000,000	2,002,788

State Street Institutional Liquid Reserves Fund Trust Class 0.38% P	Shares	71,000	71,000

U.S. Treasury Bills 0.289%, 11/10/16 Δ §		$1,042,000	1,041,968

U.S. Treasury Bills 0.272%, 11/3/16 # Δ §		17,992,000	17,991,892

Total short-term investments (cost $57,596,915)			$57,599,512

TOTAL INVESTMENTS

Total investments (cost $773,199,176)			$762,307,398

Key to holding’s currency abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD /$	United States Dollar
ZAR	South African Rand

Absolute Return 300 Fund 37

Key to holding’s abbreviations
bp	Basis Points
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2015 through October 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $532,312,778.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

ΔΔ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $3,859,000, or 0.7% of net assets.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $259,840,380 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

38 Absolute Return 300 Fund

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 10/31/16 (aggregate face value $185,183,292)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N. A.

	Australian Dollar	Buy	1/18/17	$1,800,748	$1,813,212	$(12,464)

	British Pound	Sell	12/21/16	1,575,549	1,708,772	133,223

	Euro	Sell	12/21/16	76,024	47,675	(28,349)

	Hong Kong Dollar	Sell	11/16/16	2,179,830	2,180,592	762

	Japanese Yen	Sell	11/16/16	890,077	872,614	(17,463)

	New Zealand Dollar	Buy	1/18/17	26,029	24,428	1,601

	Norwegian Krone	Sell	12/21/16	1,715,868	1,721,381	5,513

	Swedish Krona	Buy	12/21/16	1,769,826	1,703,431	66,395

Barclays Bank PLC

	Australian Dollar	Buy	1/18/17	333,849	340,968	(7,119)

	British Pound	Sell	12/21/16	1,592,950	1,725,903	132,953

	Euro	Buy	12/21/16	7,432,975	7,416,510	16,465

	Euro	Sell	12/21/16	7,432,975	7,558,748	125,773

	Japanese Yen	Buy	11/16/16	3,620,334	3,725,354	(105,020)

	Japanese Yen	Sell	11/16/16	3,620,334	3,722,330	101,996

	Swedish Krona	Buy	12/21/16	1,767,396	1,810,744	(43,348)

	Swedish Krona	Sell	12/21/16	1,767,396	1,783,741	16,345

	Swiss Franc	Sell	12/21/16	2,635	117	(2,518)

Citibank, N.A.

	Australian Dollar	Buy	1/18/17	463,835	473,633	(9,798)

	Brazilian Real	Buy	1/3/17	11,256	10,935	321

	British Pound	Sell	12/21/16	961,358	953,478	(7,880)

	Canadian Dollar	Buy	1/18/17	20,740	21,375	(635)

	Canadian Dollar	Sell	1/18/17	20,740	21,164	424

	Euro	Sell	12/21/16	222,792	189,806	(32,986)

	Mexican Peso	Buy	1/18/17	49,951	49,067	884

	New Zealand Dollar	Buy	1/18/17	1,807,139	1,794,110	13,029

	Swedish Krona	Buy	12/21/16	1,760,825	1,777,312	(16,487)

	Swedish Krona	Sell	12/21/16	1,760,825	1,854,920	94,095

Credit Suisse International

	Australian Dollar	Buy	1/18/17	239,928	241,694	(1,766)

	British Pound	Sell	12/21/16	1,800,540	1,953,686	153,146

	Canadian Dollar	Buy	1/18/17	1,737,348	1,763,725	(26,377)

	Euro	Buy	12/21/16	186,154	190,267	(4,113)

	Euro	Sell	12/21/16	186,154	190,890	4,736

	Hong Kong Dollar	Sell	11/16/16	1,949,217	1,950,040	823

	Japanese Yen	Buy	11/16/16	2,192,833	2,228,464	(35,631)

Absolute Return 300 Fund 39

FORWARD CURRENCY CONTRACTS at 10/31/16 (aggregate face value $185,183,292) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International cont.

	Japanese Yen	Sell	11/16/16	$2,192,833	$2,254,402	$61,569

	Swedish Krona	Buy	12/21/16	3,856,707	4,032,084	(175,377)

	Swedish Krona	Sell	12/21/16	3,856,707	4,062,646	205,939

Goldman Sachs International

	Australian Dollar	Buy	1/18/17	2,766,761	2,786,424	(19,663)

	British Pound	Sell	12/21/16	1,986,317	2,145,525	159,208

	Euro	Sell	12/21/16	3,823,648	3,779,171	(44,477)

	Indian Rupee	Buy	11/16/16	1,824,103	1,819,305	4,798

	Indian Rupee	Sell	11/16/16	1,824,103	1,823,816	(287)

	Indonesian Rupiah	Buy	11/16/16	2,265,601	2,237,475	28,126

	Indonesian Rupiah	Sell	11/16/16	2,265,601	2,257,987	(7,614)

	Japanese Yen	Sell	11/16/16	1,512,811	1,547,239	34,428

	Russian Ruble	Buy	12/21/16	2,227,664	2,153,335	74,329

	Russian Ruble	Sell	12/21/16	2,227,664	2,250,429	22,765

	Swedish Krona	Buy	12/21/16	282,281	276,441	5,840

HSBC Bank USA, National Association

	Australian Dollar	Buy	1/18/17	216,998	218,548	(1,550)

	Hong Kong Dollar	Sell	11/16/16	1,745,762	1,746,334	572

	Swedish Krona	Buy	12/21/16	1,775,132	1,816,075	(40,943)

	Swedish Krona	Sell	12/21/16	1,775,132	1,791,612	16,480

JPMorgan Chase Bank N.A.

	Australian Dollar	Buy	1/18/17	2,863,339	2,884,454	(21,115)

	British Pound	Sell	12/21/16	3,454,150	3,746,463	292,313

	Canadian Dollar	Buy	1/18/17	13,205	13,608	(403)

	Canadian Dollar	Sell	1/18/17	13,205	13,370	165

	Euro	Sell	12/21/16	3,565,650	3,435,653	(129,997)

	Hong Kong Dollar	Sell	11/16/16	1,513,538	1,514,231	693

	Indian Rupee	Buy	11/16/16	1,887,350	1,867,262	20,088

	Indian Rupee	Sell	11/16/16	1,887,350	1,888,090	740

	Indonesian Rupiah	Buy	11/16/16	2,038,591	1,981,535	57,056

	Indonesian Rupiah	Sell	11/16/16	2,038,591	2,051,185	12,594

	Japanese Yen	Sell	11/16/16	2,605,586	2,679,322	73,736

	New Zealand Dollar	Buy	1/18/17	7,500,625	7,602,218	(101,593)

	Norwegian Krone	Sell	12/21/16	5,687,939	5,762,730	74,791

	Russian Ruble	Buy	12/21/16	2,019,944	1,940,579	79,365

	Russian Ruble	Sell	12/21/16	2,012,020	2,016,167	4,147

	Swedish Krona	Buy	12/21/16	9,129,127	9,248,805	(119,678)

	Swedish Krona	Sell	12/21/16	9,129,127	9,617,801	488,674

	Swiss Franc	Buy	12/21/16	277,580	277,002	578

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	1/18/17	1,772,504	1,786,292	(13,788)

	British Pound	Buy	12/21/16	26,837	28,438	(1,601)

	British Pound	Sell	12/21/16	26,837	26,947	110

	Euro	Sell	12/21/16	1,803,453	1,834,203	30,750

40 Absolute Return 300 Fund

FORWARD CURRENCY CONTRACTS at 10/31/16 (aggregate face value $185,183,292) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The) cont.

	Japanese Yen	Buy	11/16/16	$1,986,664	$2,066,000	$(79,336)

	Japanese Yen	Sell	11/16/16	1,986,664	2,074,323	87,659

	New Zealand Dollar	Sell	1/18/17	1,779,183	1,781,434	2,251

	Swedish Krona	Buy	12/21/16	3,499,519	3,621,449	(121,930)

	Swedish Krona	Sell	12/21/16	3,499,519	3,531,832	32,313

State Street Bank and Trust Co.

	Australian Dollar	Buy	1/18/17	835,191	841,181	(5,990)

	Canadian Dollar	Buy	1/18/17	1,320,991	1,349,139	(28,148)

	Euro	Sell	12/21/16	1,800,153	1,782,723	(17,430)

	Japanese Yen	Sell	11/16/16	828,110	851,681	23,571

UBS AG

	Australian Dollar	Buy	1/18/17	925,316	931,623	(6,307)

	Euro	Buy	12/21/16	2,202,057	2,168,409	33,648

	Japanese Yen	Buy	11/16/16	1,786,711	1,812,690	(25,979)

	Japanese Yen	Sell	11/16/16	1,786,711	1,815,918	29,207

	Swedish Krona	Buy	12/21/16	1,740,780	1,821,152	(80,372)

	Swedish Krona	Sell	12/21/16	1,740,780	1,756,746	15,966

WestPac Banking Corp.

	Australian Dollar	Buy	1/18/17	1,915,853	1,929,290	(13,437)

	Canadian Dollar	Sell	1/18/17	11,414	11,413	(1)

Total						$1,433,983

FUTURES CONTRACTS OUTSTANDING at 10/31/16

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 30 yr (Long)	213	$34,659,094	Dec-16	$(1,551,330)

U.S. Treasury Bond Ultra 30 yr (Long)	20	3,518,750	Dec-16	(223,634)

U.S. Treasury Note 2 yr (Short)	29	6,326,078	Dec-16	1,302

U.S. Treasury Note 5 yr (Short)	232	28,024,875	Dec-16	72,038

U.S. Treasury Note 10 yr (Short)	51	6,610,875	Dec-16	62,055

U.S. Treasury Note Ultra 10 yr (Long)	69	9,764,578	Dec-16	(125,700)

Total				$(1,765,269)

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/16 (premiums $2,333,651)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Goldman Sachs International

(0.6665)/3 month USD-LIBOR-BBA/Dec-17	Dec-16/0.6665	$74,937,000	$750

(1.15)/3 month USD-LIBOR-BBA/Nov-18	Nov-16/1.15	74,937,000	8,243

1.1665/3 month USD-LIBOR-BBA/Dec-17	Dec-16/1.1665	74,937,000	86,927

JPMorgan Chase Bank N.A.

(0.634)/3 month USD-LIBOR-BBA/Dec-17	Dec-16/0.634	74,937,000	75

1.134/3 month USD-LIBOR-BBA/Dec-17	Dec-16/1.134	74,937,000	101,165

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	10,748,000	812,441

Total			$1,009,601

Absolute Return 300 Fund 41

WRITTEN OPTIONS OUTSTANDING at 10/31/16 (premiums $695,938)

	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/$100.02	$17,000,000	$174,811

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/99.83	17,000,000	155,975

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/99.27	17,000,000	108,035

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/99.27	17,000,000	108,035

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/99.08	17,000,000	94,826

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/99.08	17,000,000	94,826

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/98.52	17,000,000	62,883

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/98.33	17,000,000	54,519

Total			$853,910

TBA SALE COMMITMENTS OUTSTANDING at 10/31/16 (proceeds receivable $96,683,906)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4.50%, 11/1/46	$1,000,000	11/14/16	$1,092,969

Federal National Mortgage Association, 4.00%, 11/1/46	5,000,000	11/14/16	5,353,906

Federal National Mortgage Association, 3.50%, 11/1/46	6,000,000	11/14/16	6,299,126

Federal National Mortgage Association, 3.00%, 11/1/46	56,000,000	11/14/16	57,653,747

Federal National Mortgage Association, 2.50%, 11/1/46	26,000,000	11/14/16	25,951,510

Total			$96,351,258

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/16

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank N.A.
MXN	77,451,000	$—	1/1/26	1 month MXN-TIIE-	6.16%	$(89,688)
				BANXICO

MXN	46,820,000	—	1/2/26	1 month MXN-TIIE-	6.14%	(57,974)
				BANXICO

MXN	56,425,000	—	10/6/21	1 month MXN-TIIE-	5.93%	(23,583)
				BANXICO

MXN	22,806,000	—	10/8/21	1 month MXN-TIIE-	5.895%	(11,530)
				BANXICO

MXN	23,640,000	—	10/26/21	1 month MXN-TIIE-	6.09%	(1,954)
				BANXICO

Total		$—				$(184,729)

42 Absolute Return 300 Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/16

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$56,592,500 E	$15,609	12/21/21	1.25%	3 month USD-	$321,435
					LIBOR-BBA

	3,759,000 E	(42)	9/13/26	1.295%	1 Day Interbank	65,797
					Offered Rate-
					ICE Benchmark
					Administration
					Fixing for US
					Dollar

	203,789,400 E	(337,565)	12/21/18	1.015%	3 month USD-	69,198
					LIBOR-BBA

	109,361,900 E	311,213	12/21/26	1.60%	3 month USD-	1,422,983
					LIBOR-BBA

	6,685,300 E	5,122	12/21/46	1.90%	3 month USD-	251,409
					LIBOR-BBA

	76,615,000 E	(157,643)	12/21/21	3 month USD-	1.30%	(384,807)
				LIBOR-BBA

	40,583,000 E	(19,825)	12/21/26	1.55%	3 month USD-	583,888
					LIBOR-BBA

	8,229,000 E	(212,188)	12/21/46	3 month USD-	2.00%	(319,067)
				LIBOR-BBA

	26,397,400	(350)	9/27/26	3 month USD-	1.467%	(520,715)
				LIBOR-BBA

	3,759,000 E	(27)	9/27/26	1.353%	1 Day Interbank	56,354
					Offered Rate-
					ICE Benchmark
					Administration
					Fixing for US
					Dollar

	3,759,000 E	(27)	9/28/26	1.32%	1 Day Interbank	62,060
					Offered Rate-
					ICE Benchmark
					Administration
					Fixing for US
					Dollar

	10,018,100	(133)	10/6/26	1.52%	3 month USD-	150,396
					LIBOR-BBA

	10,018,100	(133)	10/6/26	1.52236%	3 month USD-	148,166
					LIBOR-BBA

	888,029 E	(30)	4/24/47	3 month USD-	1.92%	(31,822)
				LIBOR-BBA

	12,891,800 E	(21,914)	11/23/26	1.58%	3 month USD-	120,914
					LIBOR-BBA

AUD	14,053,000 E	(130,787)	12/28/21	1.86%	6 month AUD-	36,706
					BBR-BBSW

AUD	6,703,000 E	(47,881)	12/28/26	2.20%	6 month AUD-	79,065
					BBR-BBSW

CAD	4,270,000 E	(37)	9/8/26	3 month CAD-BA-	1.58%	(43,632)
				CDOR

Absolute Return 300 Fund 43

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/16 cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

CAD	4,270,000 E	$(37)	9/8/26	3 month CAD-	1.6275%	$(36,555)
				BA-CDOR

CAD	32,463,000 E	(38,684)	12/21/21	1.05%	3 month CAD-BA-	(21,936)
					CDOR

CAD	15,478,000 E	15,997	12/21/26	1.45%	3 month CAD-BA-	55,924
					CDOR

CAD	7,224,000 E	(62)	10/19/26	1.8475%	3 month CAD-BA-	12,223
					CDOR

CHF	3,902,000 E	(6,175)	12/21/26	6 month CHF-	0.18%	32,919
				LIBOR-BBA

CHF	9,103,000 E	6,590	12/21/21	6 month CHF-	0.50%	28,374
				LIBOR-BBA

EUR	15,804,000 E	(84,255)	12/21/21	6 month EUR-	0.10%	29,450
				EURIBOR-REUTERS

EUR	8,737,000 E	9,941	12/21/26	6 month EUR-	0.40%	(114,081)
				EURIBOR-REUTERS

GBP	4,672,000 E	(70)	9/8/26	1.075%	6 month GBP-	124,440
					LIBOR-BBA

GBP	22,432,000 E	69,615	12/21/21	0.65%	6 month GBP-	342,370
					LIBOR-BBA

GBP	6,444,000 E	38,416	12/21/26	0.90%	6 month GBP-	268,027
					LIBOR-BBA

GBP	4,406,000 E	(61)	10/19/26	6 month GBP-	1.386%	(41,376)
				LIBOR-BBA

NOK	45,334,000 E	10,137	12/21/26	1.55%	6 month NOK-	68,780
					NIBOR-NIBR

NOK	65,188,000 E	3,284	12/21/21	1.25%	6 month NOK-	46,354
					NIBOR-NIBR

NZD	9,982,000 E	42,202	12/21/21	2.30%	3 month NZD-	89,028
					BBR-FRA

NZD	4,690,000 E	4,258	12/21/26	2.65%	3 month NZD-	63,215
					BBR-FRA

SEK	275,000 E	(163)	12/21/21	3 month SEK-	0.10%	(26)
				STIBOR-SIDE

SEK	44,349,000 E	2,527	12/21/26	3 month SEK-	0.80%	(8,917)
				STIBOR-SIDE

ZAR	28,023,000	(26)	10/11/26	8.32625%	3 month ZAR-	(27,942)
					JIBAR-SAFEX

ZAR	11,125,000	(10)	10/13/26	8.33%	3 month ZAR-	(11,229)
					JIBAR-SAFEX

ZAR	11,125,000	(11)	10/31/26	8.14%	3 month ZAR-	10
					JIBAR-SAFEX

Total		$(523,225)				$2,967,380

E Extended effective date.

44 Absolute Return 300 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/16

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.

$632,766	$—	1/12/41	4.50% (1 month	Synthetic TRS Index	$3,643
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Barclays Bank PLC

104,514	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(134)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

1,771,078	—	1/12/40	4.50% (1 month	Synthetic MBX Index	(9,099)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,012,649	—	1/12/40	4.00% (1 month	Synthetic MBX Index	235
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

882,344	—	1/12/39	6.00% (1 month	Synthetic TRS Index	1,764
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

3,036,833	—	1/12/40	4.00% (1 month	Synthetic MBX Index	705
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

354,947	—	1/12/40	4.00% (1 month	Synthetic TRS Index	1,896
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

178,437	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(295)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

5,386,431	—	1/12/40	4.00% (1 month	Synthetic MBX Index	1,250
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

773,421	—	1/12/40	4.50% (1 month	Synthetic MBX Index	(3,974)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

979,531	—	1/12/40	4.50% (1 month	Synthetic MBX Index	(5,032)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,962,853	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(12,538)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

620,977	—	1/12/41	5.00% (1 month	Synthetic TRS Index	2,088
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

393,851	—	1/12/41	5.00% (1 month	Synthetic TRS Index	1,324
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

621,310	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,026)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

Absolute Return 300 Fund 45

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/16 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.

	$9,511,983	$—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	$(28,912)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	4,898,167	—	1/12/40	5.00% (1 month	Synthetic MBX Index	(163)
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	39,943,882	—	1/12/41	5.00% (1 month	Synthetic MBX Index	54,807
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	42,333,468	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(223,155)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

EUR	6,402,000	—	9/15/17	(0.4975%)	Eurostat Eurozone	(11,961)
					HICP excluding
					tobacco

EUR	3,201,000	—	9/15/17	(0.46%)	Eurostat Eurozone	(3,324)
					HICP excluding
					tobacco

EUR	4,554,000	—	9/15/17	(0.435%)	Eurostat Eurozone	(2,210)
					HICP excluding
					tobacco

Citibank, N.A.

	$845,655	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,160
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	701,891	—	1/12/41	5.00% (1 month	Synthetic MBX Index	963
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

Credit Suisse International

	1,010,643	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,387
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	2,905,353	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(15,315)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	2,728,452	—	1/12/41	5.00% (1 month	Synthetic TRS Index	9,174
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

	2,746,421	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(11,377)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	2,922,526	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(12,107)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	6,071,321	—	1/12/41	5.00% (1 month	Synthetic MBX Index	20,414
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

46 Absolute Return 300 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/16 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.

$593,376	$—	1/12/43	3.50% (1 month	Synthetic TRS Index	$3,198
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

1,628,617	—	1/12/45	3.50% (1 month	Synthetic TRS Index	9,549
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

5,569,571	—	1/12/44	4.00% (1 month	Synthetic TRS Index	31,485
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

Deutsche Bank AG

2,905,353	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(15,315)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Goldman Sachs International

2,266,660	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(3,742)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,748,539	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(2,887)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

5,505,719	—	1/12/39	6.00% (1 month	Synthetic TRS Index	11,010
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

2,196,253	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(3,626)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

4,938,758	—	1/12/41	5.00% (1 month	Synthetic MBX Index	6,776
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,715,634	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(14,315)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,020,215	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(5,378)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,277,619	—	1/12/41	4.50% (1 month	Synthetic TRS Index	7,356
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

330,430	—	1/12/40	4.00% (1 month	Synthetic TRS Index	1,765
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

73,552	—	1/12/39	6.00% (1 month	Synthetic TRS Index	147
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

2,191,264	—	1/12/39	6.00% (1 month	Synthetic TRS Index	4,382
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

Absolute Return 300 Fund 47

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/16 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
	$3,720,208	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(19,611)

				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	164,782	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(869)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	439,435	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,316)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	750,211	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,238)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	2,484,029	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(4,101)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	3,951,830	—	1/12/39	6.00% (1 month	Synthetic TRS Index	7,903
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	3,743,420	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(15,507)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	2,061,186	—	1/12/44	(3.00%) 1 month	Synthetic TRS Index	(8,956)
				USD-LIBOR	3.00% 30 year Fannie
					Mae pools

	685,377	—	1/12/40	(4.00%) 1 month	Synthetic TRS Index	(3,661)
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	1,910,385	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	(10,999)
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

EUR	23,048,000	—	8/10/17	(0.63%)	Eurostat Eurozone	(128,402)
					HICP excluding
					tobacco

EUR	7,610,000	—	8/11/17	(0.63%)	Eurostat Eurozone	(42,396)
					HICP excluding
					tobacco

EUR	6,402,000	—	8/31/17	(0.27%)	Eurostat Eurozone	15,300
					HICP excluding
					tobacco

EUR	6,402,000	—	9/1/17	(0.37%)	Eurostat Eurozone	1,160
					HICP excluding
					tobacco

EUR	6,402,000	—	9/10/20	(0.7975%)	Eurostat Eurozone	(45,315)
					HICP excluding
					tobacco

EUR	3,598,000	—	1/26/21	(0.75%)	Eurostat Eurozone	1,805
					HICP excluding
					tobacco

48 Absolute Return 300 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/16 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank N.A.

	$3,743,673	$—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	$(15,508)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

EUR	3,201,000	—	9/4/20	(0.8675%)	Eurostat Eurozone	(35,518)
					HICP excluding
					tobacco

EUR	3,201,000	—	9/7/20	(0.85%)	Eurostat Eurozone	(32,300)
					HICP excluding
					tobacco

EUR	3,850,000	—	1/27/21	(0.755%)	Eurostat Eurozone	828
					HICP excluding
					tobacco

EUR	3,166,000	—	1/26/21	(0.75%)	Eurostat Eurozone	1,588
					HICP excluding
					tobacco

JPMorgan Securities LLC

	$2,791,967	—	1/12/44	4.00% (1 month	Synthetic TRS Index	15,783
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	593,376	—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	(3,198)
				USD-LIBOR	3.50% 30 year Fannie
					Mae pools

	1,628,617	—	1/12/45	(3.50%) 1 month	Synthetic TRS Index	(9,549)
				USD-LIBOR	3.50% 30 year Fannie
					Mae pools

	8,361,537	—	1/12/44	(4.00%) 1 month	Synthetic TRS Index	(47,268)
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

Total		$—				$(591,752)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/16

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.

CMBX NA BBB– Index	BBB–/P	$11,962	$175,000	5/11/63	300 bp	$(2,269)

CMBX NA BBB– Index	BBB–/P	22,719	377,000	5/11/63	300 bp	(7,937)

CMBX NA BBB– Index	BBB–/P	46,609	755,000	5/11/63	300 bp	(14,785)

CMBX NA BBB– Index	BBB–/P	44,403	779,000	5/11/63	300 bp	(18,943)

Credit Suisse International

CMBX NA BB Index	—	(166,815)	9,451,000	5/11/63	(500 bp)	1,283,231

CMBX NA BBB– Index	BBB–/P	529,428	10,792,000	5/11/63	300 bp	(348,141)

CMBX NA BBB– Index	BBB–/P	1,138,584	15,404,000	1/17/47	300 bp	(161,770)

Absolute Return 300 Fund 49

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/16 cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International

CMBX NA BB Index	—	$(351,807)	$3,439,000	5/11/63	(500 bp)	$175,831

CMBX NA BB Index	—	(62,952)	416,000	1/17/47	(500 bp)	1,290

CMBX NA BB Index	—	(457,674)	2,707,000	1/17/47	(500 bp)	(39,638)

CMBX NA BBB– Index	BBB–/P	12,101	232,000	5/11/63	300 bp	(6,764)

CMBX NA BBB– Index	BBB–/P	12,401	250,000	5/11/63	300 bp	(7,928)

CMBX NA BBB– Index	BBB–/P	12,188	250,000	5/11/63	300 bp	(8,141)

CMBX NA BBB– Index	BBB–/P	102,567	2,120,000	5/11/63	300 bp	(69,824)

CMBX NA BBB– Index	BBB–/P	38,545	553,000	1/17/47	300 bp	(8,138)

CMBX NA BBB– Index	BBB–/P	153,817	2,081,000	1/17/47	300 bp	(21,854)

JPMorgan Securities LLC

CMBX NA BBB– Index	BBB–/P	10,927	418,000	1/17/47	300 bp	(24,359)

CMBX NA BBB– Index	BBB–/P	23,787	451,000	1/17/47	300 bp	(14,285)

CMBX NA BBB– Index	BBB–/P	35,632	644,000	1/17/47	300 bp	(18,733)

Total		$1,156,422				$686,843

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2016. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

50 Absolute Return 300 Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks *:

Energy	$127,764	$—	$—

Total common stocks	127,764	—	—
Asset-backed securities	—	3,859,000	—

Corporate bonds and notes	—	151,809,034	—

Foreign government and agency bonds and notes	—	29,786,119	—

Mortgage-backed securities	—	235,025,520	—

Purchased options outstanding	—	833,697	—

Purchased swap options outstanding	—	26,977	—

Senior loans	—	47,834,732	—

U.S. government and agency mortgage obligations	—	235,011,225	—

U.S. treasury obligations	—	393,818	—

Short-term investments	19,563,391	38,036,121	—

Totals by level	$19,691,155	$742,616,243	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$1,433,983	$—

Futures contracts	(1,765,269)	—	—

Written options outstanding	—	(853,910)	—

Written swap options outstanding	—	(1,009,601)	—

TBA sale commitments	—	(96,351,258)	—

Interest rate swap contracts	—	3,305,876	—

Total return swap contracts	—	(591,752)	—

Credit default contracts	—	(469,579)	—

Totals by level	$(1,765,269)	$(94,536,241)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

Absolute Return 300 Fund 51

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
				unrealized			Total	Total
	Balance	Accrued		appreciation/		transfers		transfers	Balance
Investments	as of	discounts/	Realized	(deprecia-	Cost of	Proceeds	into	out of	as of
in securities:	10/31/15	premiums	gain/(loss)	tion) #	purchases	from sales	Level 3†	Level 3†	10/31/16

Asset-backed
securities	$51,437,000	$—	$—	$—	$—	$(51,437,000)	$—	$—	$—
Mortgage-backed
securities	$12,889,281	(1,114,449)	(102,184)	(278,646)	—	(1,710,990)	—	(9,683,012)	$—

Totals	$64,326,281	$(1,114,449)	$(102,184)	$(278,646)	$—	$(53,147,990)	$—	$(9,683,012)	$—

† Transfers during the reporting period are accounted for using the end of period market value. Transfers out include valuations where a secondary pricing source was obtained for certain securities. Such valuations involve certain inputs and estimates that were unobservable at the end of the reporting period.

# Includes no monies related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The accompanying notes are an integral part of these financial statements.

52 Absolute Return 300 Fund

Statement of assets and liabilities 10/31/16

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $753,706,785)	$742,815,007
Affiliated issuers (identified cost $19,492,391) (Note 5)	19,492,391

Cash	76,065

Foreign currency (cost $549,391) (Note 1)	549,391

Interest and other receivables	5,013,209

Receivable for shares of the fund sold	700,095

Receivable for investments sold	6,832,381

Receivable for sales of delayed delivery securities (Note 1)	68,589,882

Receivable for variation margin (Note 1)	915,754

Unrealized appreciation on forward currency contracts (Note 1)	2,842,953

Unrealized appreciation on OTC swap contracts (Note 1)	1,681,197

Premium paid on OTC swap contracts (Note 1)	1,039,248

Total assets	850,547,573

LIABILITIES

Payable for investments purchased	1,637,220

Payable for purchases of delayed delivery securities (Note 1)	209,867,106

Payable for shares of the fund repurchased	1,510,528

Payable for compensation of Manager (Note 2)	311,813

Payable for distribution fees (Note 2)	128,335

Payable for variation margin (Note 1)	1,114,955

Unrealized depreciation on OTC swap contracts (Note 1)	1,770,835

Premium received on OTC swap contracts (Note 1)	2,195,670

Unrealized depreciation on forward currency contracts (Note 1)	1,408,970

Written options outstanding, at value (premiums $3,029,589) (Notes 1 and 3)	1,863,511

TBA sale commitments, at value (proceeds receivable $96,683,906) (Note 1)	96,351,258

Collateral on certain derivative contracts, at value (Note 1)	71,000

Other accrued expenses	3,594

Total liabilities	318,234,795

Net assets	$532,312,778

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$660,043,800

Undistributed net investment income (Note 1)	8,566,528

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(129,432,175)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(6,865,375)

Total — Representing net assets applicable to capital shares outstanding	$532,312,778

(Continued on next page)

Absolute Return 300 Fund 53

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($226,656,620 divided by 23,224,312 shares)	$9.76

Offering price per class A share (100/99.00 of $9.76)*	$9.86

Net asset value and offering price per class B share ($7,013,889 divided by 722,614 shares)**	$9.71

Net asset value and offering price per class C share ($86,725,668 divided by 8,987,575 shares)**	$9.65

Net asset value and redemption price per class M share ($7,011,190 divided by 720,894 shares)	$9.73

Offering price per class M share (100/99.25 of $9.73)*	$9.80

Net asset value, offering price and redemption price per class P share
($56,131,236 divided by 5,731,325 shares)	$9.79

Net asset value, offering price and redemption price per class R share
($278,387 divided by 28,501 shares)	$9.77

Net asset value, offering price and redemption price per class R6 share
($5,426,311 divided by 552,629 shares)	$9.82

Net asset value, offering price and redemption price per class Y share
($143,069,477 divided by 14,608,178 shares)	$9.79

*On single retail sales of less than $500,000.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

54 Absolute Return 300 Fund

Statement of operations Year ended 10/31/16

INVESTMENT INCOME

Interest (net of foreign tax of $899) (including interest income of $134,345 from investments
in affiliated issuers) (Note 5)	$31,426,123

EXPENSES

Compensation of Manager (Note 2)	3,068,110

Distribution fees (Note 2)	1,882,640

Other	8,200

Total expenses	4,958,950

Expense reduction (Note 2)	(1,591)

Net expenses	4,957,359

Net investment income	26,468,764

Net realized loss on investments (Notes 1 and 3)	(38,238,083)

Net increase from payments by affiliates (Note 2)	11,058

Net realized loss on swap contracts (Note 1)	(26,713,595)

Net realized gain on futures contracts (Note 1)	4,233,843

Net realized loss on foreign currency transactions (Note 1)	(860,056)

Net realized gain on written options (Notes 1 and 3)	16,245,249

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(647,377)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options
and TBA sale commitments during the year	12,967,751

Net loss on investments	(33,001,210)

Net decrease in net assets resulting from operations	$(6,532,446)

Absolute Return 300 Fund 55

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 10/31/16	Year ended 10/31/15

Operations

Net investment income	$26,468,764	$27,578,110

Net realized loss on investments
and foreign currency transactions	(45,321,584)	(7,181,120)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	12,320,374	(35,186,294)

Net decrease in net assets resulting from operations	(6,532,446)	(14,789,304)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(16,009,615)	(15,901,153)

Class B	(393,310)	(385,159)

Class C	(4,623,230)	(4,377,677)

Class M	(436,905)	(388,196)

Class R	(14,355)	(30,512)

Class R5	(509)	(408)

Class R6	(68,404)	(59,446)

Class Y	(17,041,321)	(16,543,336)

Decrease from capital share transactions (Note 4)	(334,692,318)	(132,214,116)

Total decrease in net assets	(379,812,413)	(184,689,307)

NET ASSETS

Beginning of year	912,125,191	1,096,814,498

End of year (including undistributed net investment income
of $8,566,528 and $29,954,891, respectively)	$532,312,778	$912,125,191

56 Absolute Return 300 Fund

This page left blank intentionally.

Absolute Return 300 Fund 57

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA

											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	end of period	(%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A

October 31, 2016	$10.18	.38	(.35)	.03	(.45)	(.45)	$9.76	.36	$226,657.70		3.92	428 [d]

October 31, 2015	10.71	.28	(.44)	(.16)	(.37)	(.37)	10.18	(1.53)	374,839.84		2.71	486 [d]

October 31, 2014	10.81	.31	.03	.34	(.44)	(.44)	10.71	3.19	470,872.81		2.91	203 [d]

October 31, 2013	10.58	.34	.05	.39	(.16)	(.16)	10.81	3.73	497,067	.78 [e]	3.13 [e]	246 [f]

October 31, 2012	10.38	.31	(.01)	.30	(.10)	(.10)	10.58	2.97	518,088	.82 [e]	2.94 [e]	238 [f]

Class B

October 31, 2016	$10.12	.36	(.34)	.02	(.43)	(.43)	$9.71	.22	$7,014.90		3.75	428 [d]

October 31, 2015	10.65	.26	(.44)	(.18)	(.35)	(.35)	10.12	(1.74)	9,669	1.04	2.52	486 [d]

October 31, 2014	10.75	.29	.02	.31	(.41)	(.41)	10.65	2.96	11,822	1.01	2.73	203 [d]

October 31, 2013	10.53	.31	.05	.36	(.14)	(.14)	10.75	3.46	12,854	.98 [e]	2.93 [e]	246 [f]

October 31, 2012	10.32	.28	.01	.29	(.08)	(.08)	10.53	2.86	13,859	1.02 [e]	2.71 [e]	238 [f]

Class C

October 31, 2016	$10.06	.30	(.34)	(.04)	(.37)	(.37)	$9.65	(.42)	$86,726	1.45	3.18	428 [d]

October 31, 2015	10.58	.20	(.43)	(.23)	(.29)	(.29)	10.06	(2.22)	134,131	1.59	1.96	486 [d]

October 31, 2014	10.68	.23	.02	.25	(.35)	(.35)	10.58	2.37	162,146	1.56	2.17	203 [d]

October 31, 2013	10.44	.25	.06	.31	(.07)	(.07)	10.68	2.94	169,740	1.53 [e]	2.39 [e]	246 [f]

October 31, 2012	10.24	.22	.01	.23	(.03)	(.03)	10.44	2.23	201,889	1.57 [e]	2.19 [e]	238 [f]

Class M

October 31, 2016	$10.15	.37	(.34)	.03	(.45)	(.45)	$9.73	.33	$7,011.75		3.89	428 [d]

October 31, 2015	10.68	.28	(.44)	(.16)	(.37)	(.37)	10.15	(1.56)	9,913.89		2.67	486 [d]

October 31, 2014	10.78	.31	.02	.33	(.43)	(.43)	10.68	3.13	11,043.86		2.85	203 [d]

October 31, 2013	10.55	.33	.05	.38	(.15)	(.15)	10.78	3.68	11,228	.83 [e]	3.08 [e]	246 [f]

October 31, 2012	10.35	.30	—g	.30	(.10)	(.10)	10.55	2.90	11,914	.87 [e]	2.89 [e]	238 [f]

Class P

October 31, 2016†	$9.69	.07	.03	.10	—	—	$9.79	1.03*	$56,131	.08*	.76*	428 [d]

Class R

October 31, 2016	$10.14	.36	(.35)	.01	(.38)	(.38)	$9.77	.13	$278.95		3.69	428 [d]

October 31, 2015	10.68	.26	(.45)	(.19)	(.35)	(.35)	10.14	(1.81)	379	1.09	2.52	486 [d]

October 31, 2014	10.77	.28	.03	.31	(.40)	(.40)	10.68	2.96	914	1.06	2.64	203 [d]

October 31, 2013	10.54	.31	.05	.36	(.13)	(.13)	10.77	3.47	824	1.03 [e]	2.86 [e]	246 [f]

October 31, 2012	10.34	.28	—g	.28	(.08)	(.08)	10.54	2.71	734	1.07 [e]	2.68 [e]	238 [f]

Class R6

October 31, 2016	$10.24	.41	(.35)	.06	(.48)	(.48)	$9.82	.65	$5,426.45		4.25	428 [d]

October 31, 2015	10.78	.31	(.45)	(.14)	(.40)	(.40)	10.24	(1.34)	1,446.59		2.98	486 [d]

October 31, 2014	10.88	.37	(.01)	.36	(.46)	(.46)	10.78	3.43	1,828.56		3.38	203 [d]

October 31, 2013	10.63	.32h	.11	.43	(.18)	(.18)	10.88	4.06	2,573	.53 [e]	2.91 [e,h]	246 [f]

October 31, 2012#	10.42	.09	.12	.21	—	—	10.63	2.02*	10	.18* [e]	.84* [e]	238 [f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

58 Absolute Return 300 Fund	Absolute Return 300 Fund 59

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA

											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	end of period	(%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class Y

October 31, 2016	$10.22	.40	(.35)	.05	(.48)	(.48)	$9.79	.55	$143,069.45		4.18	428 [d]

October 31, 2015	10.75	.31	(.44)	(.13)	(.40)	(.40)	10.22	(1.24)	381,738.59		2.98	486 [d]

October 31, 2014	10.85	.33	.03	.36	(.46)	(.46)	10.75	3.42	438,177.56		3.06	203 [d]

October 31, 2013	10.63	.36	.05	.41	(.19)	(.19)	10.85	3.93	253,607	.53 [e]	3.37 [e]	246 [f]

October 31, 2012	10.43	.33	— [g]	.33	(.13)	(.13)	10.63	3.21	212,599	.57 [e]	3.20 [e]	238 [f]

* Not annualized.

† For the period August 31, 2016 (commencement of operations) to October 31, 2016.

# For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	10/31/13	10/31/12

Class A	0.06%	0.19%

Class B	0.06	0.19

Class C	0.06	0.19

Class M	0.06	0.19

Class R	0.06	0.19

Class R6	0.03	0.03

Class Y	0.06	0.19

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

October 31, 2013	656%

October 31, 2012	722

g Amount represents less than $0.01 per share.

h The net investment income ratio and per share amount shown for the period ending October 31, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

60 Absolute Return 300 Fund	Absolute Return 300 Fund 61

Notes to financial statements 10/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2015 through October 31, 2016.

Putnam Absolute Return 300 Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek to earn a positive total return that exceeds the return on U.S. Treasury bills by 300 basis points (or 3.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return through a broadly diversified portfolio reflecting uncorrelated fixed-income strategies designed to exploit market inefficiencies across global markets and fixed-income sectors. These strategies include investments in the following asset categories: (a) sovereign debt: obligations of governments in developed and emerging markets; (b) corporate credit: investment-grade debt, below-investment-grade debt (sometimes referred to as “junk bonds”), bank loans, convertible bonds and structured credit; and (c) securitized assets: asset-backed securities, residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities and collateralized mortgage obligations. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, bonds with moderate exposure to interest rate and credit risks. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes. Accordingly, the fund may use derivatives to a significant extent to obtain or enhance exposure to the fixed-income sectors and strategies mentioned above, and to hedge against risk.

The fund offers class A, class B, class C, class M, class P, class R, class R6 and class Y shares. Effective February 1, 2016, the fund has terminated its class R5 shares. The fund began offering class P shares on August 31, 2016. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class P, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class P, class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

62 Absolute Return 300 Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Absolute Return 300 Fund 63

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying

64 Absolute Return 300 Fund

instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at

Absolute Return 300 Fund 65

the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that

66 Absolute Return 300 Fund

the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $611,112 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Absolute Return 300 Fund 67

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,346,447 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $885,309 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Prior to September 22, 2016, the fund participated in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million)  and the same unsecured uncommitted line of credit.  Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee (0.04% prior to September 22, 2016) and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% (0.16% prior to September 22, 2016) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

68 Absolute Return 300 Fund

At October 31, 2016, the fund had a capital loss carryover of $117,656,341 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

	Loss carryover

Short-term	Long-term	Total	Expiration

$86,512,588	$25,921,866	$112,434,454	*

5,221,887	N/A	5,221,887	October 31, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from realized gains and losses on certain futures contracts, from unrealized gains and losses on certain futures contracts, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $9,269,478 to decrease undistributed net investment income and $9,269,478 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$12,326,945

Unrealized depreciation	(36,707,132)

Net unrealized depreciation	(24,380,187)

Undistributed ordinary income	11,539,096

Capital loss carryforward	(117,656,341)

Cost for federal income tax purposes	$786,687,585

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a monthly base fee equal to 0.60% of the monthly average of the fund’s net asset value. In return for this fee, Putnam Management provides investment management and investor servicing and bears the fund’s organizational and operating expenses, excluding performance fee adjustments, payments under the fund’s distribution plan, brokerage, interest, taxes, investment related expenses, extraordinary expenses and acquired fund fees and expenses.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the BofA Merrill Lynch U.S. Treasury Bill Index plus 3.00% over the thirty-six month period then ended (the “performance period”). The maximum annualized performance adjustment rate is +/– 0.12%. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average

Absolute Return 300 Fund 69

net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund under-performs significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.60% of the fund’s average net assets before a decrease of $1,013,519 (0.15% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through February 28, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management has agreed to reimburse the fund $11,058 for a compliance exception which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The aggregate amount of all reimbursements for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund is determined annually by the Trustees. These fees are being paid by Putnam Management as part of the management contract.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. These fees are being paid by Putnam Management as part of the management contract.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior

70 Absolute Return 300 Fund

to September 1, 2016, Putnam Investor Services had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Effective February 1, 2016, the fund has terminated its class R5 shares. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. These fees are being paid by Putnam Management as part of the management contract.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,591 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $416, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.45%, 1.00%, 0.30% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$740,576	Class M	25,150

Class B	36,534	Class R	1,770

Class C	1,078,610	Total	$1,882,640

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $766 and $31 from the sale of class A and class M shares, respectively, and received $1,446 and $3,218 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $6 on class A redemptions.

Absolute Return 300 Fund 71

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments	$3,028,310,977	$3,452,321,549
(Long-term)

U.S. government securities (Long-term)	—	—

Total	$3,028,310,977	$3,452,321,549

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

		Written swap
		option contract	Written swap	Written option	Written option
		amounts	option premiums	contract amounts	premiums

Written options	USD	2,005,385,225	$7,625,699	168,000,000	$1,056,563
outstanding at the	EUR	—	$—	—	$—
beginning of the
reporting period

Options opened	USD	3,536,479,150	19,471,081	1,329,000,000	5,724,141
	EUR	19,821,700	760,161	—	—

Options exercised	USD	(289,298,850)	(2,184,019)	—	—
	EUR	—	—	—	—

Options expired	USD	(2,508,413,625)	(5,315,345)	(36,000,000)	(140,625)
	EUR	(19,821,700)	(760,161)	—	—

Options closed	USD	(2,358,718,900)	(17,263,765)	(1,325,000,000)	(5,944,141)
	EUR	—	—	—	—

Written options	USD	385,433,000	$2,333,651	136,000,000	$695,938
outstanding at the end	EUR	—	$—	—	$—
of the reporting period

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class A	Shares	Amount	Shares	Amount

Shares sold	3,720,998	$35,825,688	9,480,342	$98,178,353

Shares issued in connection with
reinvestment of distributions	1,419,198	13,723,641	1,331,562	13,755,031

	5,140,196	49,549,329	10,811,904	111,933,384

Shares repurchased	(18,738,941)	(179,711,733)	(17,957,387)	(185,903,754)

Net decrease	(13,598,745)	$(130,162,404)	(7,145,483)	$(73,970,370)

72 Absolute Return 300 Fund

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class B	Shares	Amount	Shares	Amount

Shares sold	45,381	$430,218	73,344	$759,228

Shares issued in connection with
reinvestment of distributions	35,954	346,599	32,999	339,564

	81,335	776,817	106,343	1,098,792

Shares repurchased	(313,942)	(3,005,195)	(261,029)	(2,687,475)

Net decrease	(232,607)	$(2,228,378)	(154,686)	$(1,588,683)

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class C	Shares	Amount	Shares	Amount

Shares sold	891,281	$8,547,053	2,127,406	$21,844,799

Shares issued in connection with
reinvestment of distributions	399,828	3,846,341	348,096	3,574,945

	1,291,109	12,393,394	2,475,502	25,419,744

Shares repurchased	(5,640,486)	(53,798,224)	(4,461,123)	(45,765,800)

Net decrease	(4,349,377)	$(41,404,830)	(1,985,621)	$(20,346,056)

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class M	Shares	Amount	Shares	Amount

Shares sold	69,399	$673,075	246,240	$2,543,205

Shares issued in connection with
reinvestment of distributions	43,861	422,822	36,342	374,327

	113,260	1,095,897	282,582	2,917,532

Shares repurchased	(369,345)	(3,524,941)	(339,634)	(3,492,493)

Net decrease	(256,085)	$(2,429,044)	(57,052)	$(574,961)

			FOR THE PERIOD 8/31/16
			(COMMENCEMENT OF OPERATIONS) TO 10/31/16
Class P			Shares	Amount

Shares sold			6,295,013	$61,153,483

Shares issued in connection with reinvestment of distributions			—	—

			6,295,013	61,153,483

Shares repurchased			(563,688)	(5,512,815)

Net increase			5,731,325	$55,640,668

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class R	Shares	Amount	Shares	Amount

Shares sold	6,003	$57,211	28,618	$295,438

Shares issued in connection with
reinvestment of distributions	1,470	14,260	2,632	27,137

	7,473	71,471	31,250	322,575

Shares repurchased	(16,329)	(156,878)	(79,510)	(815,460)

Net decrease	(8,856)	$(85,407)	(48,260)	$(492,885)

Absolute Return 300 Fund 73

	PERIOD ENDED 10/31/16*		YEAR ENDED 10/31/15
Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	53	509	39	408

	53	509	39	408

Shares repurchased	(1,110)	(10,555)	—	—

Net increase (decrease)	(1,057)	$(10,046)	39	$408

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class R6	Shares	Amount	Shares	Amount

Shares sold	463,177	$4,426,076	27,870	$289,940

Shares issued in connection with
reinvestment of distributions	7,045	68,404	5,733	59,446

	470,222	4,494,480	33,603	349,386

Shares repurchased	(58,788)	(565,892)	(62,049)	(654,008)

Net increase (decrease)	411,434	$3,928,588	(28,446)	$(304,622)

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class Y	Shares	Amount	Shares	Amount

Shares sold	10,331,226	$100,475,814	19,531,394**	$202,692,656**

Shares issued in connection with
reinvestment of distributions	1,260,966	12,218,762	1,154,296	11,935,425

	11,592,192	112,694,576	20,685,690	214,628,081

Shares repurchased	(34,342,250)	(330,636,041)	(24,075,607)**	(249,565,028)**

Net decrease	(22,750,058)	$(217,941,465)	(3,389,917)	$(34,936,947)

* Effective February 1, 2016, the fund has terminated its class R5 shares.

**The fund’s October 31, 2015 Shares sold and Shares repurchased have been revised as a result of an immaterial error related to an overstatement of the fund’s subscriptions and redemptions activity.

The previously reported amounts were:

	Shares	Amount

Shares sold	21,787,643	$226,046,313

Shares repurchased	(26,331,856)	$(272,918,685)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class P	1,032	0.02%	$10,103

Class R6	1,110	0.20	10,900

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the				Fair value at
	beginning of the			Investment	the end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Short Term
Investment Fund****	$14,980,484	$637,541,073	$633,029,166	$134,345	$19,492,391

Totals	$14,980,484	$637,541,073	$633,029,166	$134,345	$19,492,391

****Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

74 Absolute Return 300 Fund

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$107,300,000

Purchased swap option contracts (contract amount)	$706,700,000

Purchased currency option contracts (contract amount)	$—*

Written TBA commitment option contracts (contract amount) (Note 3)	$214,600,000

Written swap option contracts (contract amount) (Note 3)	$838,700,000

Futures contracts (number of contracts)	600

Forward currency contracts (contract amount)	$428,000,000

OTC interest rate swap contracts (notional)	$26,500,000

Centrally cleared interest rate swap contracts (notional)	$2,066,500,000

OTC total return swap contracts (notional)	$315,200,000

OTC credit default contracts (notional)	$64,200,000

* For the reporting period, there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

Absolute Return 300 Fund 75

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$2,459,962	Payables	$2,929,541

Foreign exchange
contracts	Receivables	2,842,953	Payables	1,408,970

Investments,
	Receivables,		Payables,
	Net assets —		Net assets —
	Unrealized		Unrealized
Interest rate contracts	appreciation	5,889,748*	depreciation	5,943,730*

Total		$11,192,663		$10,282,241

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(1,579,176)	$(1,579,176)

Foreign exchange contracts	(152,595)	—	(803,595)	—	$(956,190)

Interest rate contracts	(3,557,641)	4,233,843	—	(25,134,419)	$(24,458,217)

Total	$(3,710,236)	$4,233,843	$(803,595)	$(26,713,595)	$(26,993,583)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$615,598	$615,598

Foreign exchange contracts	—	—	(631,682)	—	$(631,682)

Interest rate contracts	1,065,727	(2,053,816)	—	10,963,205	$9,975,116

Total	$1,065,727	$(2,053,816)	$(631,682)	$11,578,803	$9,959,032

76 Absolute Return 300 Fund

This page left blank intentionally.

Absolute Return 300 Fund 77

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

					ASSETS								LIABILITIES
		Centrally									Centrally								Total
	OTC	cleared OTC	Total							OTC	cleared	OTC Total							Financial	Total
	Interest	interest	return	OTC Credit		Forward	Purchased			Interest	interest	return	OTC Credit		Forward	Written			and	collateral
	rate swap	rate swap	swap	default	Futures	currency	swap	Purchased	Total	rate swap	rate swap	swap	default	Futures	currency	swap	Written	Total	Derivative	received	Net
	contracts*#	contracts§	contracts*#	contracts*#	contracts§	contracts#	options**#	options**#	Assets	contracts*#	contracts§	contracts*#	contracts*#	contracts§	contracts#	options #	options #	Liabilities	Net Assets	(pledged)†##	amount

Bank of America N.A.	$—	$—	$3,643	$—	$—	$207,494	$—	$—	$211,137	$—	$—	$—	$169,627	$—	$58,276	$—	$—	$227,903	$(16,766)	$—	$(16,766)

Barclays Bank PLC	—	—	64,069	—	—	393,532	—	—	$457,601	$—	—	301,823	—	—	158,005	—	—	$459,828	$(2,227)	$—	$(2,227)

Barclays Capital Inc.	—	817,851	—	—	—	—	—	—	$817,851	$—	1,114,909	—	—	—	—	—	—	$1,114,909	$(297,058)	$—	$(297,058)
(clearing broker)

Citibank, N.A.	—	—	2,123	—	—	108,753	—	—	$110,876	$—	—	—	—	—	67,786	—	—	$67,786	$43,090	$43,090	$—

Credit Suisse International	—	—	75,207	1,450,046	—	426,213	—	—	$1,951,466	$—	—	38,799	2,177,923	—	243,264	—	—	$2,459,986	$(508,520)	$(450,000)	$(58,520)

Deutsche Bank AG	—	—	—	—	—	—	—	—	$—	$—	—	15,315	—	—	—	—	—	$15,315	$(15,315)	$(10,309)	$(5,006)

Goldman Sachs International	—	—	57,604	1,009,916	—	329,494	26,977	—	$1,423,991	$—	—	313,319	454,268	—	72,041	95,920	—	$935,548	$488,443	$488,443	$—

HSBC Bank USA,
National Association	—	—	—	—	—	17,052	—	—	$17,052	$—	—	—	—	—	42,493	—	—	$42,493	$(25,441)	$—	$(25,441)

JPMorgan Chase Bank N.A.	—	—	2,416	—	—	1,104,940	—	833,697	$1,941,053	$184,729	—	83,326	—	—	372,786	913,681	853,910	$2,408,432	$(467,379)	$(295,000)	$(172,379)

JPMorgan Securities LLC	—	—	15,783	—	—	—	—	—	$15,783	$—	—	60,015	127,723	—	—	—	—	$187,738	$(171,955)	$(130,000)	$(41,955)

JPMorgan Futures, Inc.	—	—	—	—	97,903	—	—	—	$97,903	$—	—	—	—	46	—	—	—	$46	$97,857	$—	$97,857

Royal Bank of Scotland	—	—	—	—	—	153,083	—	—	$153,083	$—	—	—	—	—	216,655	—	—	$216,655	$(63,572)	$—	$(63,572)
PLC (The)

State Street Bank and	—	—	—	—	—	23,571	—	—	$23,571	$—	—	—	—	—	51,568	—	—	$51,568	$(27,997)	$—	$(27,997)
Trust Co.

UBS AG	—	—	—	—	—	78,821	—	—	$78,821	$—	—	—	—	—	112,658	—	—	$112,658	$(33,837)	$—	$(33,837)

WestPac Banking Corp.	—	—	—	—	—	—	—	—	$—	$—	—	—	—	—	13,438	—	—	$13,438	$(13,438)	$—	$(13,438)

Total	—	817,851	220,845	2,459,962	97,903	2,842,953	26,977	833,697	$7,300,188	$184,729	1,114,909	812,597	2,929,541	46	1,408,970	1,009,601	853,910	$8,314,303	$(1,014,115)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

78 Absolute Return 300 Fund	Absolute Return 300 Fund 79

Note 10: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

80 Absolute Return 300 Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Absolute Return 500 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Absolute Return 500 Fund (the “fund”) at October 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at October 31, 2016 by correspondence with the custodian, brokers, transfer agent, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2016

24 Absolute Return 500 Fund

The fund’s portfolio 10/31/16

COMMON STOCKS (25.5%)*	Shares	Value

Basic materials (1.4%)

Anhui Conch Cement Co., Ltd. (China)	341,500	$946,549

Ashland Global Holdings, Inc.	2,600	290,498

Bemis Co., Inc.	7,600	370,272

Braskem SA Class A (Preference) (Brazil)	214,700	1,901,494

China Lesso Group Holdings, Ltd. (China)	1,224,000	896,211

China Railway Construction Corp., Ltd. (China)	1,491,000	1,865,232

Hyosung Corp. (South Korea)	13,629	1,591,149

IRPC PCL (Thailand)	4,433,800	605,574

Lee & Man Paper Manufacturing, Ltd. (China)	259,000	194,285

Lotte Chemical Corp. (South Korea)	936	235,443

PTT Global Chemical PCL (Thailand)	965,200	1,654,747

Reliance Steel & Aluminum Co.	4,900	337,022

Sherwin-Williams Co. (The)	3,800	930,468

Siam Cement PCL (The) (Thailand)	116,950	1,682,466

Sinopec Shanghai Petrochemical Co., Ltd. (China)	2,622,000	1,336,152

Sonoco Products Co.	6,400	321,856

		15,159,418

Capital goods (1.6%)

Allison Transmission Holdings, Inc.	22,500	659,025

Avery Dennison Corp.	14,800	1,032,892

Berry Plastics Group, Inc. †	7,600	332,500

BWX Technologies, Inc.	8,600	337,292

Carlisle Cos., Inc.	2,500	262,125

China Communications Construction Co., Ltd. (China)	626,000	689,210

China Railway Group, Ltd. (China)	2,070,000	1,597,643

Crown Holdings, Inc. †	8,100	439,425

General Dynamics Corp.	9,800	1,477,252

Honeywell International, Inc.	23,100	2,533,608

Northrop Grumman Corp.	12,900	2,954,100

Raytheon Co.	20,800	2,841,488

Waste Management, Inc.	32,800	2,153,648

		17,310,208

Communication services (2.1%)

AT&T, Inc.	28,700	1,055,873

China Mobile, Ltd. (China)	43,000	492,554

Comcast Corp. Class A	18,000	1,112,760

DISH Network Corp. Class A †	169,679	9,936,402

Juniper Networks, Inc.	72,600	1,912,284

KT Corp. (South Korea)	1,501	42,334

LG Uplus Corp. (South Korea)	47,774	492,218

Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	6,580,800	2,124,450

Telkom SA SOC, Ltd. (South Africa)	244,372	1,127,460

Verizon Communications, Inc.	75,896	3,650,598

		21,946,933

Consumer cyclicals (2.8%)

Alfa SAB de CV (Mexico)	248,571	377,177

Aramark	5,700	212,211

Automatic Data Processing, Inc.	30,200	2,629,212

Absolute Return 500 Fund 25

COMMON STOCKS (25.5%)* cont.	Shares	Value

Consumer cyclicals cont.

AutoZone, Inc. †	2,700	$2,003,832

Carter’s, Inc.	3,200	276,288

CBS Corp. Class B (non-voting shares)	19,500	1,104,090

China Dongxiang Group Co., Ltd. (China)	1,528,000	297,134

Clorox Co. (The)	1,600	192,032

Dollar General Corp.	28,300	1,955,247

Hankook Tire Co., Ltd. (South Korea)	3,914	188,770

Hasbro, Inc.	13,700	1,142,717

Home Depot, Inc. (The)	3,000	366,030

Hyatt Hotels Corp. Class A †	6,000	304,740

Imperial Holdings, Ltd. (South Africa)	98,998	1,250,493

Interpublic Group of Cos., Inc. (The)	35,200	788,128

Itausa — Investimentos Itau SA (Brazil)	413,000	1,221,404

John Wiley & Sons, Inc. Class A	3,300	170,280

Kia Motors Corp. (South Korea)	40,903	1,452,214

Kimberly-Clark Corp.	2,400	274,584

Kimberly-Clark de Mexico SAB de CV Class A (Mexico)	782,366	1,685,930

Lowe’s Cos., Inc.	32,200	2,146,130

Madison Square Garden Co. (The) Class A †	800	132,392

News Corp. Class B	9,200	114,080

Omnicom Group, Inc.	1,152	91,953

PVH Corp.	2,700	288,846

Qualicorp SA (Brazil)	155,200	998,687

Scotts Miracle-Gro Co. (The) Class A	3,200	281,888

ServiceMaster Global Holdings, Inc. †	14,800	529,692

Smiles SA (Brazil)	109,100	1,991,280

TJX Cos., Inc. (The)	19,100	1,408,625

Twenty-First Century Fox, Inc.	59,200	1,555,184

Vail Resorts, Inc.	800	127,552

Vantiv, Inc. Class A †	27,300	1,593,228

World Fuel Services Corp.	5,500	221,375

		29,373,425

Consumer staples (2.5%)

Altria Group, Inc.	53,100	3,510,972

Church & Dwight Co., Inc.	8,700	419,862

Colgate-Palmolive Co.	29,900	2,133,664

Constellation Brands, Inc. Class A	1,500	250,680

Coty, Inc. Class A †	6,771	155,665

CVS Health Corp.	26,200	2,203,420

General Mills, Inc.	29,300	1,816,014

Gruma SAB de CV Class B (Mexico)	108,516	1,508,465

Grupo Lala SAB de CV (Mexico)	566,800	1,054,072

Hershey Co. (The)	19,600	2,008,216

JBS SA (Brazil)	188,171	572,412

KT&G Corp. (South Korea)	17,631	1,737,849

LG Household & Health Care, Ltd. (South Korea)	1,979	1,418,011

McDonald’s Corp.	25,300	2,848,021

New Oriental Education & Technology Group, Inc. ADR (China) †	8,895	445,906

PepsiCo, Inc.	2,100	225,120

26 Absolute Return 500 Fund

COMMON STOCKS (25.5%)* cont.	Shares	Value

Consumer staples cont.

Philip Morris International, Inc.	900	$86,796

Pool Corp.	2,500	231,450

Procter & Gamble Co. (The)	9,814	851,855

Sao Martinho SA (Brazil)	24,742	492,747

Sysco Corp.	36,200	1,741,944

US Foods Holding Corp. †	3,500	79,100

		25,792,241

Energy (1.3%)

Bangchak Petroleum PCL (The) (Thailand)	454,500	392,846

Dril-Quip, Inc. †	2,500	118,750

Exxon Mobil Corp.	61,102	5,091,019

FMC Technologies, Inc. †	21,200	684,124

Formosa Petrochemical Corp. (Taiwan)	230,000	768,556

Phillips 66	9,100	738,465

Schlumberger, Ltd.	40,800	3,191,784

SK Innovation Co., Ltd. (South Korea)	9,104	1,193,532

Thai Oil PCL (Thailand)	670,400	1,340,896

Vantage Drilling International (Units) (Cayman Islands) †	1,527	128,268

		13,648,240

Financials (5.3%)

Aflac, Inc.	12,300	847,101

AGNC Investment Corp. R	83,100	1,666,986

Agricultural Bank of China, Ltd. (China)	4,754,000	2,004,125

Alleghany Corp. †	300	154,863

Allstate Corp. (The)	4,600	312,340

Ally Financial, Inc.	25,300	457,171

American Financial Group, Inc.	2,800	208,600

Annaly Capital Management, Inc. R	76,200	789,432

Aspen Insurance Holdings, Ltd.	6,500	313,625

Associated Banc-Corp.	5,600	113,680

Assured Guaranty, Ltd.	6,500	194,285

Banco Bradesco SA ADR (Brazil)	155,026	1,613,821

Bank Negara Indonesia Persero Tbk PT (Indonesia)	2,771,900	1,181,805

Bank of Communications Co., Ltd. (China)	2,355,000	1,794,289

Bank of New York Mellon Corp. (The)	22,000	951,940

Berkshire Hathaway, Inc. Class B †	10,500	1,515,150

Brandywine Realty Trust R	10,600	164,300

Broadridge Financial Solutions, Inc.	8,600	556,076

Capital One Financial Corp.	14,600	1,080,984

Chimera Investment Corp. R	33,900	531,213

China Cinda Asset Management Co., Ltd. (China)	3,618,000	1,301,338

China Construction Bank Corp. (China)	2,349,000	1,715,654

China Life Insurance Co., Ltd. (Taiwan)	162,000	149,350

Chongqing Rural Commercial Bank Co., Ltd. (China)	1,377,000	825,488

CoreLogic, Inc. †	7,500	319,200

Corporate Office Properties Trust R	6,000	160,140

Discover Financial Services	20,700	1,166,031

Equity Commonwealth † R	8,900	268,869

Equity Lifestyle Properties, Inc. R	2,700	204,768

Absolute Return 500 Fund 27

COMMON STOCKS (25.5%)* cont.	Shares	Value

Financials cont.

Equity One, Inc. R	5,900	$168,150

Equity Residential Trust R	13,400	827,450

Everest Re Group, Ltd.	2,736	556,831

Guangzhou R&F Properties Co., Ltd. (China)	1,136,800	1,604,040

Hanover Insurance Group, Inc. (The)	1,700	129,523

Highwealth Construction Corp. (Taiwan)	471,000	697,559

Highwoods Properties, Inc. R	5,500	272,965

Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)	16,909	521,323

Industrial & Commercial Bank of China, Ltd. (China)	3,333,000	2,001,585

Industrial Bank of Korea (South Korea)	79,439	916,036

Intercontinental Exchange, Inc.	3,600	973,404

KB Financial Group, Inc. (South Korea)	3,389	125,512

Liberty Holdings, Ltd. (South Africa)	130,967	1,126,217

Liberty Property Trust R	6,500	262,795

Macerich Co. (The) R	5,100	360,978

Macquarie Mexico Real Estate Management SA de CV (Mexico) R	356,049	447,958

Marsh & McLennan Cos., Inc.	19,000	1,204,410

MFA Financial, Inc. R	44,100	322,371

Moscow Exchange MICEX-RTS OAO (Russia) †	896,903	1,653,951

MRV Engenharia e Participacoes SA (Brazil)	411,000	1,591,466

Old Mutual PLC (South Africa)	423,566	1,044,667

People’s Insurance Co. Group of China, Ltd. (China)	3,886,000	1,548,035

PNC Financial Services Group, Inc. (The)	25,700	2,456,920

Popular, Inc. (Puerto Rico)	10,800	392,040

Post Properties, Inc. R	2,700	177,633

Public Storage R	700	149,604

Regency Centers Corp. R	5,300	381,971

Reinsurance Group of America, Inc.	3,600	388,296

Retail Properties of America, Inc. Class A R	9,100	141,687

Sberbank of Russia PJSC ADR (Russia)	248,322	2,356,576

Shinhan Financial Group Co., Ltd. (South Korea)	14,973	576,196

SunTrust Banks, Inc.	19,200	868,416

TCF Financial Corp.	17,900	255,970

Travelers Cos., Inc. (The)	10,400	1,125,072

Two Harbors Investment Corp. R	44,000	366,520

U.S. Bancorp	24,500	1,096,620

Voya Financial, Inc.	28,300	864,565

Weingarten Realty Investors R	4,600	166,566

Wells Fargo & Co.	59,100	2,719,191

Western Alliance Bancorp †	6,000	224,160

		55,627,853

Health care (2.3%)

AmerisourceBergen Corp.	9,400	661,008

C.R. Bard, Inc.	3,100	671,708

Charles River Laboratories International, Inc. †	2,500	189,700

DaVita Inc. †	17,000	996,540

Intuitive Surgical, Inc. †	2,300	1,545,784

Johnson & Johnson	42,400	4,917,976

McKesson Corp.	13,600	1,729,512

28 Absolute Return 500 Fund

COMMON STOCKS (25.5%)* cont.	Shares	Value

Health care cont.

Merck & Co., Inc.	25,300	$1,485,616

Pfizer, Inc.	117,200	3,716,412

Richter Gedeon Nyrt (Hungary)	80,612	1,732,633

St Shine Optical Co., Ltd. (Taiwan)	10,000	210,082

Thermo Fisher Scientific, Inc.	19,000	2,793,570

UnitedHealth Group, Inc.	21,900	3,095,127

VWR Corp. †	5,100	140,301

Waters Corp. †	1,300	180,882

		24,066,851

Technology (4.5%)

Agilent Technologies, Inc.	12,600	548,982

Alibaba Group Holding, Ltd. ADR (China) † S	7,107	722,711

Alphabet, Inc. Class A †	5,700	4,616,430

Amdocs, Ltd.	11,600	678,020

Apple, Inc.	18,313	2,079,258

Applied Materials, Inc.	75,400	2,192,632

AU Optronics Corp. (Taiwan)	378,000	143,655

Cisco Systems, Inc.	122,300	3,752,164

CommerceHub, Inc. Ser. C †	10,700	161,035

eBay, Inc. †	89,200	2,543,092

Fiserv, Inc. †	15,500	1,526,440

Fitbit, Inc. Class A † S	47,300	627,198

Foxconn Technology Co., Ltd. (Taiwan)	637,310	1,848,752

Genpact, Ltd. †	11,200	257,488

Hon Hai Precision Industry Co., Ltd. (Taiwan)	1,138,500	3,072,017

Intuit, Inc.	8,500	924,290

L-3 Communications Holdings, Inc.	3,100	424,514

Microsoft Corp.	16,319	977,834

Motorola Solutions, Inc.	7,200	522,576

MSCI, Inc.	2,600	208,494

NetEase, Inc. ADR (China)	10,505	2,699,680

Paychex, Inc.	40,600	2,241,120

Samsung Electronics Co., Ltd. (South Korea)	4,457	6,355,922

Synopsys, Inc. †	11,600	687,996

Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	88,165	2,741,932

Tencent Holdings, Ltd. (China)	87,700	2,322,273

Texas Instruments, Inc.	28,000	1,983,800

Tripod Technology Corp. (Taiwan)	188,000	444,090

		47,304,395

Transportation (0.6%)

AirAsia Bhd (Malaysia)	142,600	94,146

China Southern Airlines Co., Ltd. (China)	2,034,000	1,144,267

Controladora Vuela Cia de Aviacion SAB de CV Class A (Mexico) †	112,925	215,801

Eva Airways Corp. (Taiwan)	743,000	357,767

MISC Bhd (Malaysia)	503,400	902,292

Southwest Airlines Co.	15,500	620,775

United Parcel Service, Inc. Class B S	28,486	3,069,651

		6,404,699

Absolute Return 500 Fund 29

COMMON STOCKS (25.5%)* cont.	Shares	Value

Utilities and power (1.1%)

American Electric Power Co., Inc.	17,300	$1,121,732

American Water Works Co., Inc.	7,300	540,492

Equatorial Energia SA (Brazil)	106,400	1,898,000

Eversource Energy	7,500	412,950

Great Plains Energy, Inc.	12,700	361,188

Korea Electric Power Corp. (South Korea)	41,354	1,783,917

NiSource, Inc.	18,900	439,614

PG&E Corp.	26,900	1,671,028

Southern Co. (The)	28,100	1,449,117

Tenaga Nasional Bhd (Malaysia)	576,600	1,970,068

Westar Energy, Inc.	6,600	378,312

		12,026,418

Total common stocks (cost $243,346,372)		$268,660,681

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (22.6%)*	amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.1%)

Government National Mortgage Association Pass-Through Certificates
4.50%, TBA, 11/1/46	$1,000,000	$1,079,219

		1,079,219

U.S. Government Agency Mortgage Obligations (22.5%)

Federal Home Loan Mortgage Corporation Pass-Through Certificates

3.50%, 8/1/43	756,488	805,542

3.00%, 3/1/43	702,783	725,514

Federal National Mortgage Association Pass-Through Certificates

5.50%, 1/1/38	722,200	819,369

5.50%, TBA, 11/1/46	2,000,000	2,253,148

4.50%, TBA, 12/1/46	1,000,000	1,092,188

4.50%, TBA, 11/1/46	1,000,000	1,092,969

3.50%, with due dates from 7/1/43 to 11/1/45	1,684,486	1,781,523

3.50%, TBA, 12/1/46	38,000,000	39,854,385

3.50%, TBA, 11/1/46	40,000,000	41,994,172

3.00%, TBA, 12/1/46	46,000,000	47,266,799

3.00%, TBA, 11/1/46	46,000,000	47,358,435

2.50%, TBA, 12/1/46	14,000,000	13,949,827

2.50%, TBA, 11/1/46	38,000,000	37,929,130

		236,923,001

Total U.S. government and agency mortgage obligations (cost $239,170,062)		$238,002,220

	Principal
MORTGAGE-BACKED SECURITIES (9.5%)*	amount	Value

Agency collateralized mortgage obligations (5.2%)

Federal Home Loan Mortgage Corporation

IFB Ser. 2990, Class LB, 15.579%, 6/15/34	$89,166	$113,680

IFB Ser. 3232, Class KS, IO, 5.765%, 10/15/36	469,841	77,524

IFB Ser. 4104, Class S, IO, 5.565%, 9/15/42	450,491	100,301

IFB Ser. 3116, Class AS, IO, 5.565%, 11/15/34	46,948	792

IFB Ser. 3852, Class NT, 5.465%, 5/15/41	1,705,801	1,768,020

Ser. 4322, Class ID, IO, 4.50%, 5/15/43	4,724,838	618,665

Ser. 4122, Class TI, IO, 4.50%, 10/15/42	951,557	160,528

30 Absolute Return 500 Fund

	Principal
MORTGAGE-BACKED SECURITIES (9.5%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Federal Home Loan Mortgage Corporation

Ser. 4568, Class MI, IO, 4.00%, 4/15/46	$3,683,711	$442,045

Ser. 4462, IO, 4.00%, 4/15/45	1,269,875	210,025

Ser. 4452, Class QI, IO, 4.00%, 11/15/44	2,942,369	485,491

Ser. 4355, Class DI, IO, 4.00%, 3/15/44	3,077,449	264,661

Ser. 4193, Class PI, IO, 4.00%, 3/15/43	2,051,052	301,140

Ser. 4121, Class MI, IO, 4.00%, 10/15/42	1,307,222	233,666

Ser. 4116, Class MI, IO, 4.00%, 10/1/42	2,424,533	406,839

Ser. 4213, Class GI, IO, 4.00%, 11/15/41	779,767	90,531

Ser. 4604, Class QI, IO, 3.50%, 7/15/46	3,864,286	555,800

Ser. 4501, Class BI, IO, 3.50%, 10/15/43	3,591,790	315,359

Ser. 303, Class C18, IO, 3.50%, 1/15/43	1,850,073	306,881

Ser. 4121, Class AI, IO, 3.50%, 10/15/42	3,372,396	614,096

Ser. 4136, Class IW, IO, 3.50%, 10/15/42	2,138,639	277,009

Ser. 4097, Class PI, IO, 3.50%, 11/15/40	2,494,456	237,150

Ser. 4150, Class DI, IO, 3.00%, 1/15/43	1,663,223	193,350

Ser. 4158, Class TI, IO, 3.00%, 12/15/42	3,862,877	398,224

Ser. 4183, Class MI, IO, 3.00%, 2/15/42	1,529,350	151,865

Ser. 4206, Class IP, IO, 3.00%, 12/15/41	2,465,990	264,804

FRB Ser. 8, Class A9, IO, 0.455%, 11/15/28	175,859	2,418

FRB Ser. 59, Class 1AX, IO, 0.277%, 10/25/43	449,740	4,568

Ser. 48, Class A2, IO, 0.212%, 7/25/33	670,543	5,003

Ser. 315, PO, zero %, 9/15/43	2,598,748	2,104,976

Ser. 3206, Class EO, PO, zero %, 8/15/36	28,737	25,988

Ser. 3175, Class MO, PO, zero %, 6/15/36	24,153	21,030

Federal National Mortgage Association

IFB Ser. 05-74, Class NK, 24.83%, 5/25/35	51,998	81,297

IFB Ser. 11-4, Class CS, 11.832%, 5/25/40	585,831	697,020

Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	2,575,669	618,649

IFB Ser. 12-68, Class BS, IO, 5.466%, 7/25/42	5,063,872	893,297

IFB Ser. 13-101, Class SE, IO, 5.366%, 10/25/43	1,182,368	285,842

Ser. 397, Class 2, IO, 5.00%, 9/25/39	22,144	3,684

Ser. 421, Class C6, IO, 4.00%, 5/25/45	2,684,007	413,807

Ser. 14-47, Class IP, IO, 4.00%, 3/25/44	1,961,190	237,551

Ser. 12-124, Class UI, IO, 4.00%, 11/25/42	2,922,873	496,596

Ser. 12-96, Class PI, IO, 4.00%, 7/25/41	1,225,919	143,460

Ser. 12-22, Class CI, IO, 4.00%, 3/25/41	2,345,676	252,160

Ser. 409, Class C16, IO, 4.00%, 11/25/40	391,326	55,099

Ser. 12-118, Class IC, IO, 3.50%, 11/25/42	3,987,335	710,072

Ser. 12-136, Class PI, IO, 3.50%, 11/25/42	1,415,587	138,487

Ser. 14-10, IO, 3.50%, 8/25/42	1,220,630	136,997

Ser. 12-101, Class PI, IO, 3.50%, 8/25/40	1,559,713	127,586

Ser. 14-76, IO, 3.50%, 11/25/39	3,698,518	365,302

Ser. 13-21, Class AI, IO, 3.50%, 3/25/33	2,247,816	329,853

Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	1,595,271	173,725

Ser. 13-1, Class MI, IO, 3.00%, 1/25/43	3,120,868	278,475

Ser. 13-8, Class NI, IO, 3.00%, 12/25/42	3,143,788	325,384

Ser. 6, Class BI, IO, 3.00%, 12/25/42	2,482,614	192,651

Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	2,430,340	212,655

Absolute Return 500 Fund 31

	Principal
MORTGAGE-BACKED SECURITIES (9.5%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Federal National Mortgage Association

Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	$4,290,310	$298,134

Ser. 13-31, Class NI, IO, 3.00%, 6/25/41	3,467,926	278,740

Ser. 98-W2, Class X, IO, 0.783%, 6/25/28	1,120,263	54,613

FRB Ser. 03-W10, Class 1, IO, 0.621%, 6/25/43	144,743	1,832

Ser. 98-W5, Class X, IO, 0.444%, 7/25/28	342,441	16,694

Government National Mortgage Association

Ser. 09-79, Class IC, IO, 6.00%, 8/20/39	2,720,554	506,485

IFB Ser. 13-129, Class SN, IO, 5.624%, 9/20/43	520,190	87,293

IFB Ser. 16-77, Class SC, IO, 5.574%, 10/20/45	1,961,037	426,526

IFB Ser. 13-99, Class VS, IO, 5.565%, 7/16/43	651,408	114,075

Ser. 14-182, Class KI, IO, 5.00%, 10/20/44	2,369,033	409,772

Ser. 14-133, Class IP, IO, 5.00%, 9/16/44	2,461,723	448,600

Ser. 14-122, Class IC, IO, 5.00%, 8/20/44	1,207,605	199,943

Ser. 14-76, IO, 5.00%, 5/20/44	2,540,502	483,772

Ser. 14-163, Class NI, IO, 5.00%, 2/20/44	1,427,135	251,239

Ser. 14-2, Class IC, IO, 5.00%, 1/16/44	3,308,241	673,139

Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	920,547	167,484

Ser. 11-116, Class IB, IO, 5.00%, 10/20/40	206,194	8,326

Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	520,355	96,083

Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	639,851	112,313

Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	2,741,649	498,854

Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	1,688,777	313,285

Ser. 15-80, Class IA, IO, 4.50%, 6/20/45	3,994,599	686,477

Ser. 11-18, Class PI, IO, 4.50%, 8/20/40	54,021	6,105

Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	1,195,763	189,528

Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	612,402	102,092

Ser. 13-151, Class IB, IO, 4.50%, 2/20/40	760,764	122,358

Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	552,588	91,944

Ser. 09-121, Class CI, IO, 4.50%, 12/16/39	1,834,925	363,507

Ser. 10-103, Class DI, IO, 4.50%, 12/20/38	1,115,645	46,360

Ser. 15-186, Class AI, IO, 4.00%, 12/20/45	6,154,529	907,547

Ser. 15-99, Class LI, IO, 4.00%, 7/20/45	1,665,013	177,854

Ser. 15-79, Class CI, IO, 4.00%, 5/20/45	4,626,867	745,941

Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	2,403,553	509,171

Ser. 15-40, IO, 4.00%, 3/20/45	843,542	168,848

Ser. 13-24, Class PI, IO, 4.00%, 11/20/42	1,018,893	148,859

Ser. 12-38, Class MI, IO, 4.00%, 3/20/42 F	4,813,099	834,379

Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	1,559,515	247,548

Ser. 14-104, IO, 4.00%, 3/20/42	2,594,503	416,625

Ser. 12-50, Class PI, IO, 4.00%, 12/20/41	1,073,159	151,315

Ser. 12-8, Class PI, IO, 4.00%, 5/20/41	5,640,810	742,162

Ser. 14-133, Class AI, IO, 4.00%, 10/20/36	3,013,756	267,908

Ser. 15-64, Class PI, IO, 3.50%, 5/20/45	3,651,809	370,038

Ser. 15-20, Class PI, IO, 3.50%, 2/20/45	3,560,989	520,442

Ser. 15-24, Class CI, IO, 3.50%, 2/20/45	1,147,577	220,129

Ser. 15-24, Class IA, IO, 3.50%, 2/20/45	1,351,026	200,996

Ser. 13-102, Class IP, IO, 3.50%, 6/20/43	1,319,441	89,577

Ser. 13-76, IO, 3.50%, 5/20/43	1,048,916	122,713

32 Absolute Return 500 Fund

	Principal
MORTGAGE-BACKED SECURITIES (9.5%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Government National Mortgage Association

Ser. 13-79, Class PI, IO, 3.50%, 4/20/43	$2,565,654	$303,260

Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	1,921,259	175,987

Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	1,152,278	133,411

Ser. 12-145, IO, 3.50%, 12/20/42	1,335,382	199,940

Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	551,081	63,523

Ser. 12-136, Class BI, IO, 3.50%, 11/20/42	3,872,427	680,773

Ser. 13-37, Class LI, IO, 3.50%, 1/20/42	1,033,238	102,743

Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	2,669,957	209,431

Ser. 15-36, Class GI, IO, 3.50%, 6/16/41	1,548,253	168,001

Ser. 12-71, Class JI, IO, 3.50%, 4/16/41	852,473	56,185

Ser. 13-90, Class HI, IO, 3.50%, 4/20/40	2,634,476	119,263

Ser. 13-79, Class XI, IO, 3.50%, 11/20/39	2,714,763	305,411

Ser. 183, Class AI, IO, 3.50%, 10/20/39	2,427,580	247,341

Ser. 15-118, Class EI, IO, 3.50%, 7/20/39	3,666,953	339,050

Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	3,377,908	340,865

Ser. 15-96, Class NI, IO, 3.50%, 1/20/39	3,908,438	357,622

Ser. 15-82, Class GI, IO, 3.50%, 12/20/38	6,367,636	526,858

Ser. 15-124, Class DI, IO, 3.50%, 1/20/38	4,260,529	544,168

Ser. 15-24, Class IC, IO, 3.50%, 11/20/37	1,764,296	214,478

Ser. 14-115, Class QI, IO, 3.00%, 3/20/29	1,881,236	168,352

Ser. 15-H22, Class GI, IO, 2.578%, 9/20/65	5,109,606	708,191

FRB Ser. 15-H16, Class XI, IO, 2.468%, 7/20/65	4,415,039	558,944

Ser. 15-H20, Class CI, IO, 2.442%, 8/20/65	8,846,571	1,126,664

Ser. 15-H25, Class BI, IO, 2.378%, 10/20/65	8,168,537	990,844

Ser. 16-H04, Class HI, IO, 2.363%, 7/20/65	2,680,571	309,606

Ser. 16-H11, Class HI, IO, 2.081%, 1/20/66	2,920,218	329,506

Ser. 15-H09, Class AI, IO, 2.049%, 4/20/65	5,842,950	631,039

Ser. 15-H24, Class HI, IO, 2.03%, 9/20/65	10,312,628	896,167

Ser. 16-H03, Class AI, IO, 2.001%, 1/20/66	7,094,425	867,712

Ser. 16-H02, Class BI, IO, 1.964%, 11/20/65	10,311,352	1,205,428

Ser. 14-H21, Class AI, IO, 1.963%, 10/20/64	6,929,602	740,081

Ser. 15-H15, Class JI, IO, 1.94%, 6/20/65	5,744,406	649,692

Ser. 15-H19, Class NI, IO, 1.913%, 7/20/65	6,785,490	746,404

Ser. 16-H04, Class KI, IO, 1.873%, 2/20/66	6,521,481	676,428

Ser. 15-H25, Class EI, IO, 1.849%, 10/20/65	6,110,751	628,185

Ser. 15-H18, Class IA, IO, 1.83%, 6/20/65	3,386,498	296,319

Ser. 15-H10, Class CI, IO, 1.809%, 4/20/65	6,342,132	652,751

Ser. 15-H26, Class GI, IO, 1.794%, 10/20/65	5,136,843	539,368

Ser. 15-H26, Class EI, IO, 1.723%, 10/20/65	4,808,036	488,977

Ser. 15-H09, Class BI, IO, 1.701%, 3/20/65	8,556,093	799,139

Ser. 15-H10, Class EI, IO, 1.637%, 4/20/65	5,848,679	414,671

Ser. 15-H24, Class BI, IO, 1.616%, 8/20/65	8,962,514	587,941

Ser. 15-H25, Class AI, IO, 1.615%, 9/20/65	8,322,750	750,712

Ser. 15-H14, Class BI, IO, 1.593%, 5/20/65	6,150,993	420,728

Ser. 16-H08, Class GI, IO, 1.432%, 4/20/66	8,876,859	614,279

Ser. 11-H08, Class GI, IO, 1.258%, 3/20/61	11,708,835	634,619

Ser. 15-H26, Class CI, IO, 0.576%, 8/20/65	13,681,174	339,293

Absolute Return 500 Fund 33

	Principal
MORTGAGE-BACKED SECURITIES (9.5%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

GSMPS Mortgage Loan Trust 144A

FRB Ser. 98-4, IO, 1.147%, 12/19/26	$59,672	$—

FRB Ser. 98-2, IO, 1.004%, 5/19/27	36,994	—

FRB Ser. 99-2, IO, 0.84%, 9/19/27	88,104	771

FRB Ser. 98-3, IO, zero %, 9/19/27	41,055	—

		54,680,824

Commercial mortgage-backed securities (2.5%)

Banc of America Commercial Mortgage Trust

Ser. 06-4, Class AJ, 5.695%, 7/10/46	190,501	188,952

FRB Ser. 07-1, Class XW, IO, 0.311%, 1/15/49	1,998,352	5,117

Banc of America Commercial Mortgage Trust 144A FRB Ser. 08-1,
Class C, 6.27%, 2/10/51	1,000,000	901,700

Banc of America Merrill Lynch Commercial Mortgage, Inc.

FRB Ser. 05-5, Class D, 5.403%, 10/10/45	146,147	146,097

FRB Ser. 05-1, Class C, 5.349%, 11/10/42	292,000	276,909

Ser. 05-3, Class AJ, 4.767%, 7/10/43	225,000	91,336

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-4, Class XC, IO, 0.035%, 7/10/42	112,688	57

Bear Stearns Commercial Mortgage Securities Trust

FRB Ser. 06-PW11, Class AJ, 5.436%, 3/11/39	516,000	515,678

Ser. 05-PWR7, Class D, 5.304%, 2/11/41	375,000	363,750

Ser. 05-PWR9, Class C, 5.055%, 9/11/42	215,000	215,667

Bear Stearns Commercial Mortgage Securities Trust 144A

FRB Ser. 06-PW11, Class B, 5.436%, 3/11/39	3,084,000	1,387,800

FRB Ser. 06-PW11, Class C, 5.436%, 3/11/39	320,000	80,000

CD Mortgage Trust 144A FRB Ser. 07-CD5, Class E, 6.116%, 11/15/44	250,000	242,613

Citigroup Commercial Mortgage Trust FRB Ser. 06-C4, Class B,
5.993%, 3/15/49	130,233	128,032

Citigroup Commercial Mortgage Trust 144A

FRB Ser. 14-GC19, Class D, 4.902%, 3/10/47	383,000	322,195

FRB Ser. 13-GC11, Class E, 4.456%, 4/10/46	1,041,000	770,756

COMM Mortgage Pass-Through Certificates 144A Ser. 12-CR3,
Class F, 4.75%, 10/15/45	725,000	555,932

COMM Mortgage Trust FRB Ser. 07-C9, Class D, 5.813%, 12/10/49	300,000	268,575

COMM Mortgage Trust 144A

Ser. 12-LC4, Class E, 4.25%, 12/10/44	452,000	347,226

FRB Ser. 14-UBS6, Class D, 3.965%, 12/10/47	163,000	127,091

Credit Suisse First Boston Mortgage Securities Corp. Ser. 05-C3,
Class B, 4.882%, 7/15/37	135,000	134,609

Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 1.994%, 5/15/38	169,186	2

GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1,
Class AJ, 5.309%, 3/10/44	893,011	878,723

GS Mortgage Securities Corp. II 144A

FRB Ser. 13-GC10, Class D, 4.41%, 2/10/46	291,000	266,818

FRB Ser. 13-GC10, Class E, 4.41%, 2/10/46	850,000	634,780

GS Mortgage Securities Trust 144A

FRB Ser. 13-GC16, Class D, 5.32%, 11/10/46 F	488,000	451,506

FRB Ser. 06-GG8, Class X, IO, 0.652%, 11/10/39	7,918,263	7,918

34 Absolute Return 500 Fund

	Principal
MORTGAGE-BACKED SECURITIES (9.5%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

JPMBB Commercial Mortgage Securities Trust 144A

FRB Ser. 14-C18, Class D, 4.814%, 2/15/47	$894,000	$763,476

FRB Ser. 13-C14, Class E, 4.562%, 8/15/46	675,000	555,188

FRB Ser. 13-C12, Class E, 4.085%, 7/15/45	800,000	604,320

JPMorgan Chase Commercial Mortgage Securities Trust

FRB Ser. 07-CB20, Class AJ, 6.079%, 2/12/51	122,000	121,841

FRB Ser. 06-LDP7, Class B, 5.925%, 4/17/45	556,000	102,026

JPMorgan Chase Commercial Mortgage Securities Trust 144A

FRB Ser. 07-CB20, Class C, 6.179%, 2/12/51	501,000	440,880

FRB Ser. 12-C6, Class F, 5.191%, 5/15/45	334,000	302,404

Ser. 13-C13, Class E, 3.986%, 1/15/46	494,000	397,275

Ser. 13-C10, Class E, 3.50%, 12/15/47	354,000	257,358

Ser. 12-C6, Class G, 2.972%, 5/15/45	366,000	283,467

LB-UBS Commercial Mortgage Trust

Ser. 06-C6, Class D, 5.502%, 9/15/39	640,000	140,627

FRB Ser. 06-C6, Class C, 5.482%, 9/15/39	1,016,000	254,000

FRB Ser. 07-C2, Class XW, IO, 0.451%, 2/15/40	1,489,450	2,162

Merrill Lynch Mortgage Trust

FRB Ser. 05-CIP1, Class C, 5.595%, 7/12/38	248,790	243,396

Ser. 04-KEY2, Class D, 5.046%, 8/12/39	212,859	210,726

Merrill Lynch Mortgage Trust 144A FRB Ser. 05-MCP1, Class XC, IO,
0.014%, 6/12/43	811,274	6

Morgan Stanley Bank of America Merrill Lynch Trust 144A

FRB Ser. 12-C6, Class G, 4.50%, 11/15/45	1,814,000	1,412,018

FRB Ser. 13-C11, Class E, 4.37%, 8/15/46	600,000	523,800

FRB Ser. 13-C11, Class F, 4.37%, 8/15/46	696,000	540,444

Ser. 13-C13, Class F, 3.707%, 11/15/46	1,285,000	899,254

Morgan Stanley Capital I Trust

Ser. 07-HQ11, Class D, 5.587%, 2/12/44	238,000	72,155

Ser. 07-HQ11, Class C, 5.558%, 2/12/44	861,000	516,600

Ser. 06-HQ10, Class B, 5.448%, 11/12/41	1,213,000	1,211,869

FRB Ser. 06-HQ8, Class C, 5.422%, 3/12/44	950,000	940,500

UBS-Barclays Commercial Mortgage Trust 144A Ser. 12-C2, Class F,
4.885%, 5/10/63	853,000	713,876

Wachovia Bank Commercial Mortgage Trust

FRB Ser. 06-C26, Class AJ, 6.109%, 6/15/45	638,000	478,947

FRB Ser. 06-C23, Class F, 5.594%, 1/15/45	557,056	551,485

FRB Ser. 06-C29, IO, 0.318%, 11/15/48	11,678,744	467

Wachovia Bank Commercial Mortgage Trust 144A

FRB Ser. 05-C21, Class E, 5.288%, 10/15/44	1,487,000	1,387,981

FRB Ser. 07-C31, IO, 0.182%, 4/15/47	48,243,355	7,538

Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.297%, 7/15/46	214,000	194,837

WF-RBS Commercial Mortgage Trust 144A

Ser. 11-C4, Class E, 5.265%, 6/15/44	321,000	322,958

Ser. 12-C6, Class E, 5.00%, 4/15/45	412,000	338,128

Ser. 11-C4, Class F, 5.00%, 6/15/44	504,000	455,969

Ser. 11-C3, Class E, 5.00%, 3/15/44	367,000	321,822

FRB Ser. 13-C15, Class D, 4.48%, 8/15/46	807,004	730,738

Absolute Return 500 Fund 35

	Principal
MORTGAGE-BACKED SECURITIES (9.5%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

WF-RBS Commercial Mortgage Trust 144A

FRB Ser. 12-C10, Class E, 4.453%, 12/15/45	$316,000	$258,034

Ser. 13-C12, Class E, 3.50%, 3/15/48	561,000	432,026

Ser. 13-C14, Class E, 3.25%, 6/15/46	574,000	383,834

		26,684,271

Residential mortgage-backed securities (non-agency) (1.8%)

BCAP, LLC Trust 144A

FRB Ser. 14-RR1, Class 2A2, 2.549%, 1/26/36	350,000	262,722

FRB Ser. 12-RR5, Class 4A8, 0.695%, 6/26/35	993,786	955,163

Bear Stearns Alt-A Trust FRB Ser. 04-3, Class B, 3.459%, 4/25/34	172,879	171,559

Countrywide Alternative Loan Trust

FRB Ser. 06-OA7, Class 1A2, 1.463%, 6/25/46	1,704,203	1,401,707

FRB Ser. 05-27, Class 1A6, 1.354%, 8/25/35	428,088	323,207

FRB Ser. 05-59, Class 1A1, 0.856%, 11/20/35	506,167	432,177

FRB Ser. 06-OC10, Class 2A2A, 0.714%, 11/25/36	429,026	373,253

Federal Home Loan Mortgage Corporation

Structured Agency Credit Risk Debt FRN Ser. 15-DN1, Class B,
12.034%, 1/25/25	954,704	1,103,834

Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class B,
11.034%, 10/25/28	250,000	277,757

Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class B,
11.034%, 5/25/28	276,729	306,594

Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B,
10.534%, 7/25/28	842,918	908,659

Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B,
9.884%, 4/25/28	567,971	608,161

Federal National Mortgage Association

Connecticut Avenue Securities FRB Ser. 16-C03, Class 2B,
13.284%, 10/25/28	270,000	332,608

Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B,
12.784%, 9/25/28	920,000	1,119,778

Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B,
12.284%, 10/25/28	530,000	621,528

Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B,
12.284%, 8/25/28	710,000	843,653

Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
6.434%, 10/25/28	880,940	948,598

Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
6.234%, 4/25/28	2,622,000	2,795,942

Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
6.084%, 4/25/28	30,000	31,925

Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2,
5.534%, 7/25/25	880,000	923,467

Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
5.534%, 7/25/25	380,000	403,225

Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
5.084%, 2/25/25	135,417	140,577

Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
4.534%, 5/25/25	82,000	84,823

Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
4.534%, 5/25/25	134,000	138,209

36 Absolute Return 500 Fund

	Principal
MORTGAGE-BACKED SECURITIES (9.5%)* cont.	amount	Value

Residential mortgage-backed securities (non-agency) cont.

MortgageIT Trust FRB Ser. 04-1, Class M2, 1.539%, 11/25/34	$232,331	$200,959

Nomura Resecuritization Trust 144A FRB Ser. 15-4R, Class 1A14,
0.747%, 3/26/47	950,000	589,950

Residential Accredit Loans, Inc. FRB Ser. 06-QO10, Class A1,
0.694%, 1/25/37	425,162	358,204

Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR1,
Class 2A1, 0.714%, 1/25/37	646,858	539,572

WaMu Mortgage Pass-Through Certificates Trust FRB Ser. 05-AR13,
Class A1C3, 1.024%, 10/25/45	957,261	821,660

Wells Fargo Mortgage Backed Securities Trust FRB Ser. 06-AR6,
Class 7A2, 2.985%, 3/25/36	390,208	380,362

		18,399,833

Total mortgage-backed securities (cost $106,512,791)		$99,764,928

	Principal
COMMODITY LINKED NOTES (8.0%)*†††	amount	Value

Bank of America Corp. 144A sr. unsec. unsub. notes 1-month LIBOR less
0.15%, 2017 (Indexed to the BofA Merrill Lynch Commodity MLCXP2KS
Excess Return Strategy multiplied by 3)	$9,800,000	$8,706,164

Bank of America Corp. 144A sr. unsec. unsub. notes 1-month LIBOR less
0.14%, 2017 (Indexed to the S&P GSCI® Light Energy Total Return Index
multiplied by 3)	14,100,000	14,018,574

Citigroup Global Markets Holdings Inc. sr. notes Ser. N, 3-month USD
LIBOR less 0.20%, 2017 (Indexed to the Citi Commodity Spread Index —
Bloomberg Commodity IndexSM 3 Month Forward Sub-Indices versus
Bloomberg Commodity IndexSM Sub-Indices multiplied by 3)	21,640,000	21,733,874

Bank of America Corp. 144A sr. unsec. unsub. notes 1-month LIBOR less
0.16%, 2017 (Indexed to the S&P GSCI® Light Energy Total Return Index
multiplied by 3)	14,800,000	15,725,302

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2017 (Indexed
to the UBSIF3AT Index multiplied by 3) (United Kingdom)	15,571,000	16,377,839

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2016 (Indexed
to the UBSIF3AT Index multiplied by 3) (United Kingdom)	6,821,364	7,423,250

Total commodity Linked Notes (cost $82,732,364)		$83,985,003

	Principal
SENIOR LOANS (6.8%)* [c]	amount	Value

Basic materials (0.2%)

Builders FirstSource, Inc. bank term loan FRN 4.75%, 7/31/22	$1,922,598	$1,930,289

Ineos US Finance, LLC bank term loan FRN 3.75%, 5/4/18	411,612	412,063

		2,342,352

Capital goods (0.4%)

Cortes NP Acquistion Corp. bank term loan FRN Ser. B,
6.00%, 9/29/23	1,265,000	1,258,675

Manitowac Foodservice, Inc. bank term loan FRN 5.75%, 3/3/23	907,692	919,795

Reynolds Group Holdings, Inc. bank term loan FRN 4.25%, 2/5/23	435,000	435,840

TransDigm, Inc. bank term loan FRN Ser. C, 3.75%, 2/28/20	431,214	430,256

TransDigm, Inc. bank term loan FRN Ser. D, 3.75%, 6/4/21	782,000	779,068

		3,823,634

Absolute Return 500 Fund 37

	Principal
SENIOR LOANS (6.8%)* [c] cont.	amount	Value

Communication services (0.4%)

Asurion, LLC bank term loan FRN 8.50%, 3/3/21	$480,000	$481,000

Asurion, LLC bank term loan FRN Ser. B1, 5.00%, 5/24/19	672,545	673,106

Asurion, LLC bank term loan FRN Ser. B2, 4.25%, 7/8/20	956,250	957,104

Asurion, LLC bank term loan FRN Ser. B4, 5.00%, 8/4/22	863,981	867,437

Level 3 Financing, Inc. bank term loan FRN Ser. B1, 4.00%, 1/15/20	1,000,000	1,003,250

		3,981,897

Consumer cyclicals (2.9%)

Academy, Ltd. bank term loan FRN Ser. B, 5.00%, 7/2/22	1,865,411	1,807,117

Amaya Holdings BV bank term loan FRN 5.00%, 8/1/21	980,094	977,950

American Casino & Entertainment Properties, LLC bank term loan
FRN 4.75%, 7/7/22	958,951	961,349

Bass Pro Group, LLC bank term loan FRN Ser. B, 4.00%, 6/5/20	408,775	408,264

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11.25%, 3/1/17 (In default) †	500,149	552,039

Caesars Growth Properties Holdings, LLC bank term loan FRN
6.25%, 5/8/21	1,717,906	1,716,297

Chrysler Group, LLC bank term loan FRN Ser. B, 3.50%, 5/24/17	189,812	189,955

CityCenter Holdings, LLC bank term loan FRN Ser. B,
4.25%, 10/16/20	712,180	716,038

CPG International, Inc. bank term loan FRN Ser. B, 4.75%, 9/30/20	412,597	414,144

DBP Holding Corp. bank term loan FRN Ser. B, 5.00%, 10/11/19	1,574,650	1,461,799

Diamond Resorts International, Inc. bank term loan FRN Ser. B,
7.00%, 9/2/23	570,000	563,350

Family Tree Escrow, LLC bank term loan FRN Ser. B, 3.063%, 7/6/22	63,030	63,582

FCA US, LLC bank term loan FRN Ser. B, 3.25%, 12/31/18	460,514	460,432

Golden Nugget, Inc. bank term loan FRN 4.50%, 11/21/19	552,781	558,309

Golden Nugget, Inc. bank term loan FRN 4.50%, 11/21/19	236,906	239,275

Jeld-Wen, Inc. bank term loan FRN 5.25%, 10/15/21	940,428	943,171

Jeld-Wen, Inc. bank term loan FRN Ser. B, 4.75%, 7/1/22	742,500	746,831

Jo-Ann Stores, LLC bank term loan FRN 6.00%, 9/29/23	1,900,000	1,891,292

Navistar, Inc. bank term loan FRN Ser. B, 6.50%, 8/7/20	992,500	997,773

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4.25%, 10/25/20	1,241,688	1,139,714

Petco Animal Supplies, Inc. bank term loan FRN Ser. B1,
5.00%, 1/26/23	1,985,000	2,000,991

Realogy Group, LLC bank term loan FRN Ser. B, 3.75%, 7/20/22	857,227	862,227

ROC Finance, LLC bank term loan FRN 5.00%, 6/20/19	2,294,087	2,288,352

Sabre GLBL, Inc. bank term loan FRN Ser. B, 4.00%, 2/19/19	1,000,631	1,003,669

Scientific Games International, Inc. bank term loan FRN Ser. B2,
6.00%, 10/1/21	1,473,750	1,478,585

Talbots, Inc. (The) bank term loan FRN 9.50%, 3/19/21	499,677	463,034

Talbots, Inc. (The) bank term loan FRN 5.50%, 3/19/20	737,503	717,836

Travelport Finance Luxembourg Sarl bank term loan FRN Ser. B,
5.00%, 9/2/21	715,285	718,862

Tribune Media Co. bank term loan FRN Ser. B, 3.75%, 12/27/20	996,298	998,374

Univision Communications, Inc. bank term loan FRN 4.00%, 3/1/20	1,115,443	1,116,528

VGD Merger Sub, LLC bank term loan FRN 5.00%, 8/18/23	1,020,000	1,027,862

Yonkers Racing Corp. bank term loan FRN 4.25%, 8/20/19	1,265,739	1,255,192

		30,740,193

38 Absolute Return 500 Fund

	Principal
SENIOR LOANS (6.8%)* [c] cont.	amount	Value

Consumer staples (0.8%)

CEC Entertainment, Inc. bank term loan FRN Ser. B, 4.00%, 2/14/21	$419,250	$411,838

Del Monte Foods, Inc. bank term loan FRN 4.25%, 2/18/21	936,000	867,360

Hostess Brands, LLC bank term loan FRN 8.50%, 8/3/23	885,000	888,319

Landry’s, Inc. bank term loan FRN Ser. B, 4.00%, 10/4/23	1,125,000	1,131,094

Libbey Glass, Inc. bank term loan FRN Ser. B, 3.75%, 4/9/21	943,409	943,802

Maple Holdings Acquistion Corp. bank term loan FRN Ser. B,
5.25%, 3/3/23	1,017,960	1,030,430

Revlon Consumer Products Corp. bank term loan FRN Ser. B,
4.25%, 9/7/23	2,205,000	2,209,134

Rite Aid Corp. bank term loan FRN 4.875%, 6/21/21	1,000,000	1,001,750

		8,483,727

Energy (0.2%)

American Energy-Marcellus, LLC bank term loan FRN 5.25%, 8/4/20	460,000	257,313

Chesapeake Energy Corp. bank term loan FRN 8.50%, 8/23/21	735,000	783,510

EP Energy, LLC bank term loan FRN 9.75%, 6/30/21	1,100,000	1,122,000

Tervita Corp. bank term loan FRN Ser. B, 6.25%, 5/15/18	207,663	205,067

		2,367,890

Financials (0.2%)

HUB International, Ltd. bank term loan FRN Ser. B, 4.00%, 10/2/20	975,000	973,917

USI, Inc./NY bank term loan FRN Ser. B, 4.25%, 12/27/19	1,444,088	1,443,787

		2,417,704

Health care (0.8%)

Acadia Healthcare Co., Inc. bank term loan FRN Ser. B2,
3.75%, 2/16/23	1,488,750	1,490,611

AMAG Pharmaceuticals, Inc. bank term loan FRN Ser. B,
4.75%, 8/17/21	798,000	798,000

DPx Holdings BV bank term loan FRN Ser. B, 4.25%, 3/11/21	1,186,964	1,187,211

Envision Healthcare Corp. bank term loan FRN Ser. B,
4.25%, 5/25/18	467,454	467,965

IASIS Healthcare, LLC bank term loan FRN Ser. B, 4.50%, 5/3/18	521,921	517,876

Kinetic Concepts, Inc. bank term loan FRN Ser. F1, 5.00%, 11/4/20	1,301,444	1,308,222

Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B,
4.75%, 6/30/21	581,613	565,800

Pharmaceutical Product Development, LLC bank term loan FRN
4.25%, 8/18/22	1,580,000	1,579,013

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. E, 5.25%, 8/5/20	448,745	447,935

		8,362,633

Technology (0.5%)

Avaya, Inc. bank term loan FRN Ser. B6, 6.50%, 3/31/18	977,137	835,452

First Data Corp. bank term loan FRN 3.524%, 3/24/21	1,095,424	1,101,129

Infor US, Inc. bank term loan FRN Ser. B5, 3.75%, 6/3/20	841,711	838,685

ON Semiconductor Corp. bank term loan FRN Ser. B,
3.25%, 3/31/23	1,500,000	1,508,036

Syniverse Holdings, Inc. bank term loan FRN Ser. B, 4.00%, 4/23/19	928,575	848,098

		5,131,400

Transportation (—%)

Air Medical Group Holdings, Inc. bank term loan FRN Ser. B,
4.25%, 4/28/22	409,813	406,432

		406,432

Absolute Return 500 Fund 39

	Principal
SENIOR LOANS (6.8%)* [c] cont.	amount	Value

Utilities and power (0.4%)

Dynegy, Inc. bank term loan FRN Ser. C, 5.00%, 6/27/23	$1,000,000	$1,003,889

Energy Transfer Equity LP bank term loan FRN 3.292%, 12/2/19	715,000	708,105

Texas Competitive Electric Holdings Co., LLC bank term loan FRN
4.998%, 10/10/17	710,555	206,949

Texas Competitive Electric Holdings Co., LLC bank term loan FRN
4.998%, 10/10/17	7,293	2,124

Texas Competitive Electric Holdings Co., LLC bank term loan FRN
Ser. B, 5.00%, 7/27/23	1,685,571	1,697,863

Texas Competitive Electric Holdings Co., LLC bank term loan FRN
Ser. C, 5.00%, 7/27/23	384,429	387,232

		4,006,162

Total senior loans (cost $72,671,686)		$72,064,024

	Principal
CORPORATE BONDS AND NOTES (6.0%)*	amount	Value

Basic materials (0.7%)

ArcelorMittal SA sr. unsec. unsub. bonds 10.85%, 6/1/19 (France)	$345,000	$413,138

Cemex SAB de CV 144A company guaranty sr. sub. FRN 5.63%,
10/15/18 (Mexico)	1,500,000	1,554,375

GCP Applied Technologies, Inc. 144A company guaranty sr. unsec.
notes 9.50%, 2/1/23	690,000	781,425

HudBay Minerals, Inc. company guaranty sr. unsec. notes 9.50%,
10/1/20 (Canada)	740,000	755,725

Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	1,500,000	1,578,750

Perstorp Holding AB 144A company guaranty sr. notes 8.75%,
5/15/17 (Sweden)	830,000	830,000

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 8/15/22	1,000,000	1,042,500

Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	710,000	734,850

		7,690,763

Capital goods (1.1%)

Advanced Disposal Services, Inc. company guaranty sr. unsec.
notes 8.25%, 10/1/20	1,595,000	1,666,775

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. FRN 4.067%, 5/15/21 (Ireland)	1,805,000	1,843,356

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	1,500,000	1,548,750

Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	1,210,000	1,140,425

KLX, Inc. 144A company guaranty sr. unsec. notes 5.875%, 12/1/22	1,850,000	1,882,745

Moog, Inc. 144A company guaranty sr. unsec. notes 5.25%, 12/1/22	1,127,000	1,155,175

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/22	1,000,000	1,048,760

ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.00%, 4/29/20	1,500,000	1,578,750

		11,864,736

40 Absolute Return 500 Fund

		Principal
CORPORATE BONDS AND NOTES (6.0%)* cont.		amount	Value

Communication services (0.9%)

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21		$1,215,000	$1,181,588

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21		645,000	635,325

Crown Castle International Corp. sr. unsec. notes 5.25%, 1/15/23 R		840,000	938,624

Digicel, Ltd. 144A sr. unsec. notes 7.00%, 2/15/20 (Jamaica)		2,355,000	2,246,081

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
4.25%, 4/1/18		1,500,000	1,535,625

Sprint Communications, Inc. sr. unsec. unsub. notes
8.375%, 8/15/17		770,000	801,763

Sprint Communications, Inc. sr. unsec. unsub. notes
6.00%, 12/1/16		265,000	265,331

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.25%, 4/1/21		500,000	520,000

Telenet Finance V Luxembourg SCA 144A sr. notes 6.75%,
8/15/24 (Luxembourg)	EUR	130,000	157,196

Virgin Media Secured Finance PLC 144A sr. notes 6.00%, 4/15/21
(United Kingdom)	GBP	477,000	609,812

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. sub. notes 10.25%, 7/15/19		$1,110,000	1,165,500

			10,056,845

Consumer cyclicals (0.4%)

Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23		1,720,000	1,827,500

Howard Hughes Corp. (The) 144A sr. unsec. notes 6.875%, 10/1/21		1,500,000	1,584,750

JC Penney Corp, Inc. company guaranty sr. unsec. bonds
8.125%, 10/1/19		1,050,000	1,143,188

Standard Industries, Inc./NJ 144A sr. unsec. notes 5.125%, 2/15/21		120,000	126,000

			4,681,438

Consumer staples (0.2%)

1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)		1,080,000	1,115,100

BlueLine Rental Finance Corp. 144A notes 7.00%, 2/1/19		550,000	479,875

Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23		670,000	706,850

			2,301,825

Energy (0.7%)

Chesapeake Energy Corp. 144A company guaranty notes
8.00%, 12/15/22		900,000	912,938

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22		580,000	574,200

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 8.375%, 5/23/21 (Brazil)		1,153,000	1,275,506

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)		2,169,000	2,133,754

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 4.875%, 3/17/20 (Brazil)		986,000	993,149

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)		1,400,000	1,352,400

			7,241,947

Absolute Return 500 Fund 41

	Principal
CORPORATE BONDS AND NOTES (6.0%)* cont.	amount	Value

Financials (0.9%)

Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	$600,000	$614,250

CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/15/18	900,000	932,094

Hartford Financial Services Group, Inc. (The) jr. unsec. sub. FRB
8.125%, 6/15/38	530,000	580,350

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 4.875%, 3/15/19	1,070,000	1,065,185

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 7.25%, 12/15/21	920,000	952,200

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A sr. unsec.
unsub. notes 5.298%, 12/27/17 (Russia)	300,000	306,750

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.902%, 7/9/20 (Russia)	300,000	323,250

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.80%, 11/22/25 (Russia)	250,000	267,513

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 5.942%, 11/21/23 (Russia)	400,000	412,413

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6.875%,
5/29/18 (Russia)	1,600,000	1,687,232

VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)	1,800,000	1,878,750

		9,019,987

Health care (0.3%)

CHS/Community Health Systems, Inc. company guaranty sr. sub.
notes 5.125%, 8/15/18	112,000	111,020

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 6.00%, 7/15/23 (Ireland)	400,000	349,000

HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	610,000	676,338

Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sr.
notes 7.875%, 2/15/21	110,000	118,525

Tenet Healthcare Corp. company guaranty sr. FRN 4.35%, 6/15/20	720,000	725,400

Tenet Healthcare Corp. company guaranty sr. notes 6.25%, 11/1/18	665,000	699,913

		2,680,196

Technology (0.5%)

CommScope, Inc. 144A company guaranty sr. notes
4.375%, 6/15/20	1,000,000	1,026,250

First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23	1,000,000	1,047,500

Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	1,310,000	1,354,213

Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
6.00%, 10/1/20 R	1,645,000	1,741,644

		5,169,607

Utilities and power (0.3%)

AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25	1,695,000	1,711,930

NRG Energy, Inc. 144A company guaranty sr. unsec. notes
7.25%, 5/15/26	950,000	934,715

Texas-New Mexico Power Co. 144A 1st sr. bonds Ser. A,
9 1/2%, 4/1/19	175,000	200,095

		2,846,740

Total corporate bonds and notes (cost $62,340,786)		$63,554,084

42 Absolute Return 500 Fund

INVESTMENT COMPANIES (5.6%)*			Shares	Value

Consumer Staples Select Sector SPDR Fund S			177,100	$9,350,880

Health Care Select Sector SPDR Fund S			138,000	9,295,680

Materials Select Sector SPDR Fund			419,800	19,625,650

Technology Select Sector SPDR Fund S			227,800	10,802,276

Utility Select Sector SPDR Fund S			197,500	9,762,425

Total investment companies (cost $56,867,330)				$58,836,911

	Expiration	Strike
WARRANTS (1.3%)* †	date	price	Warrants	Value

Aurobindo Pharma, Ltd. 144A (India)	6/22/17	$0.00	14,263	$174,704

Bharat Petroleum Corp., Ltd. 144A (India)	3/9/18	0.00	202,695	2,031,153

China State Construction Engineering Corp., Ltd.
144A (China)	12/10/17	0.00	1,914,944	2,030,674

HCL Technologies, Ltd. 144A (India)	11/17/16	0.00	93,572	1,075,665

Hindalco Industries, Ltd. 144A (India)	9/26/17	0.00	134,589	301,778

Hindustan Petroleum Corp., Ltd. 144A (India)	6/4/18	0.00	302,514	2,116,441

Indian Oil Corp., Ltd. 144A (India)	10/16/17	0.00	471,906	2,286,875

Infosys, Ltd. 144A (India)	10/10/16	0.00	77,218	1,158,620

Shanghai Automotive Co. (China)	3/2/17	0.00	393,200	1,375,166

Tata Motors, Ltd. 144A (India)	3/9/17	0.00	148,356	1,181,646

Wipro, Ltd. 144A (India)	10/6/17	0.00	14,073	97,857

Zhengzhou Yutong Bus Co., Ltd. 144A (China)	7/24/17	0.00	103,700	329,748

Total warrants (cost $11,976,177)				$14,160,327

FOREIGN GOVERNMENT AND AGENCY			Principal
BONDS AND NOTES (1.2%)*			amount	Value

Argentina (Republic of) 144A sr. unsec. bonds 7.125%,
7/6/36 (Argentina)			$2,650,000	$2,737,151

Brazil (Federal Republic of) sr. unsec. unsub. notes 10.00%,
1/1/17 (Brazil) (units)		BRL	2,750	884,397

Buenos Aires (Province of) 144A sr. unsec. notes 9.125%,
3/16/24 (Argentina)			$1,400,000	1,545,678

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10.875%,
1/26/21 (Argentina)			3,070,000	3,522,825

Croatia (Republic of) 144A sr. unsec. unsub. notes 6.375%,
3/24/21 (Croatia)			240,000	266,400

Croatia (Republic of) 144A sr. unsec. unsub. notes 6.25%,
4/27/17 (Croatia)			350,000	357,000

Egypt (Government of) 144A sr. unsec. notes 5.875%,
6/11/25 (Egypt)			623,000	577,409

Indonesia (Republic of) 144A sr. unsec. notes 5.25%,
1/17/42 (Indonesia)			553,000	605,553

Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)			300,000	327,000

Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95%,
1/8/46 (Indonesia)			300,000	363,000

Russia (Federation of) 144A sr. unsec. unsub. bonds 12.75%,
6/24/28 (Russia)			375,000	655,781

Russia (Federation of) 144A sr. unsec. unsub. bonds 5.625%,
4/4/42 (Russia)			1,100,000	1,211,375

Total foreign government and agency bonds and notes (cost $12,159,554)				$13,053,569

Absolute Return 500 Fund 43

	Expiration
PURCHASED OPTIONS	date/strike	Contract
OUTSTANDING (0.3%)*	price	amount	Value

SPDR S&P 500 ETF Trust (Put)	Oct-17/$183.00	$109,888	$707,802

SPDR S&P 500 ETF Trust (Put)	Sep-17/180.00	128,593	690,126

SPDR S&P 500 ETF Trust (Put)	Aug-17/183.00	121,639	625,874

SPDR S&P 500 ETF Trust (Put)	Jul-17/180.00	128,830	543,447

SPDR S&P 500 ETF Trust (Put)	Jun-17/175.00	128,720	395,694

SPDR S&P 500 ETF Trust (Put)	May-17/177.00	135,280	342,786

Total purchased options outstanding (cost $4,756,036)			$3,305,729

		Principal
ASSET-BACKED SECURITIES (0.2%)*		amount	Value

Station Place Securitization Trust FRB Ser. 16-1, Class A, 1.487%,
2/25/17 (acquired 2/4/16, cost $1,873,000) ∆∆		$1,873,000	$1,873,000

Total asset-backed securities (cost $1,873,000)			$1,873,000

	Principal amount/
SHORT-TERM INVESTMENTS (38.8%)*		shares	Value

Federal National Mortgage Association unsec. discount notes
0.285%, 11/9/16		$28,200,000	$28,198,759

Federal Home Loan Banks unsec. discount notes 0.361%, 1/27/17		9,000,000	8,993,043

Federal Home Loan Banks unsec. discount notes 0.355%, 1/25/17		15,000,000	14,988,660

Federal Home Loan Banks unsec. discount notes 0.350%, 1/20/17		10,000,000	9,992,890

Federal National Mortgage Association unsec. discount notes
0.345%, 1/11/17		8,000,000	7,994,952

Interest in $250,000,000 joint tri-party repurchase agreement dated 10/31/16 with HSBC Bank USA, National Association due
11/1/16 — maturity value of $45,300,378 for an effective yield of 0.300% (collateralized by various mortgage backed securities with coupon rates ranging from 2.500% to 6.500% and due dates
ranging from 7/1/22 to 6/1/45, valued at $255,001,422)		45,300,000	45,300,000

Putnam Cash Collateral Pool, LLC 0.74% [d]	Shares	34,464,800	34,464,800

Putnam Short Term Investment Fund 0.50% L	Shares	211,717,663	211,717,663

State Street Institutional Liquid Reserves Fund Trust Class 0.38% P	Shares	13,214,000	13,214,000

U.S. Treasury Bills 0.317%, 1/19/17 # ∆ §		$15,000,000	14,990,625

U.S. Treasury Bills 0.341%, 12/8/16 §		455,000	454,921

U.S. Treasury Bills 0.304%, 12/1/16 §		110,000	109,984

U.S. Treasury Bills 0.294%, 11/25/16 # ∆ §		17,627,000	17,624,973

U.S. Treasury Bills 0.273%, 11/17/16 §		1,031,000	1,030,919

U.S. Treasury Bills 0.291%, 11/10/16 # §		89,000	88,997

Total short-term investments (cost $409,159,025)			$409,165,186

TOTAL INVESTMENTS

Total investments (cost $1,303,565,183)			$1,326,425,662

Key to holding’s currency abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound

44 Absolute Return 500 Fund

NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
bp	Basis Points
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PJSC	Public Joint Stock Company
PO	Principal Only
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2015 through October 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,053,844,889.

††† The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,873,000, or 0.2% of net assets.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

Absolute Return 500 Fund 45

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $317,190,864 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 10/31/16 (aggregate face value $142,166,847)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N. A.

	Australian Dollar	Buy	1/18/17	$1,386,949	$1,396,549	$(9,600)

	British Pound	Sell	12/21/16	2,205,793	2,394,688	188,895

	Canadian Dollar	Buy	1/18/17	736,553	752,418	(15,865)

	Euro	Buy	12/21/16	3,255,062	3,331,376	(76,314)

	Hong Kong Dollar	Sell	11/16/16	1,748,263	1,748,875	612

	Japanese Yen	Sell	11/16/16	1,212,292	1,162,510	(49,782)

	Norwegian Krone	Sell	12/21/16	1,641,342	1,645,970	4,628

	Swedish Krona	Buy	12/21/16	1,578,723	1,519,308	59,415

Barclays Bank PLC

	Australian Dollar	Buy	1/18/17	467,176	470,447	(3,271)

	Euro	Buy	12/21/16	4,731,425	4,787,062	(55,637)

	Euro	Sell	12/21/16	4,731,425	4,726,416	(5,009)

	Japanese Yen	Buy	11/16/16	3,449,453	3,523,912	(74,459)

	Japanese Yen	Sell	11/16/16	3,449,453	3,546,635	97,182

	Swedish Krona	Buy	12/21/16	1,592,331	1,631,386	(39,055)

	Swedish Krona	Sell	12/21/16	1,592,331	1,607,057	14,726

Citibank, N.A.

	Australian Dollar	Buy	1/18/17	1,281,639	1,304,001	(22,362)

	Brazilian Real	Sell	1/3/17	852,692	828,414	(24,278)

	British Pound	Sell	12/21/16	80,144	86,814	6,670

	Euro	Buy	12/21/16	3,245,270	3,261,627	(16,357)

	Euro	Sell	12/21/16	3,245,270	3,244,189	(1,081)

	New Zealand Dollar	Buy	1/18/17	4,148,860	4,175,389	(26,529)

	Swedish Krona	Buy	12/21/16	1,574,251	1,588,991	(14,740)

	Swedish Krona	Sell	12/21/16	1,574,251	1,658,375	84,124

46 Absolute Return 500 Fund

FORWARD CURRENCY CONTRACTS at 10/31/16 (aggregate face value $142,166,847) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International

	Canadian Dollar	Buy	1/18/17	$1,575,759	$1,599,683	$(23,924)

	Canadian Dollar	Sell	1/18/17	1,575,759	1,582,973	7,214

	Hong Kong Dollar	Sell	11/16/16	1,720,874	1,721,601	727

	Japanese Yen	Buy	11/16/16	907,077	909,518	(2,441)

	Japanese Yen	Sell	11/16/16	907,077	932,546	25,469

	Swedish Krona	Buy	12/21/16	1,553,962	1,648,763	(94,801)

	Swedish Krona	Sell	12/21/16	1,553,962	1,628,983	75,021

Goldman Sachs International

	Australian Dollar	Buy	1/18/17	2,562,063	2,580,292	(18,229)

	British Pound	Sell	12/21/16	1,431,927	1,551,523	119,596

	Canadian Dollar	Buy	1/18/17	1,707,582	1,744,376	(36,794)

	Euro	Buy	12/21/16	1,513,000	1,592,877	(79,877)

	Indian Rupee	Buy	11/16/16	1,636,849	1,632,544	4,305

	Indian Rupee	Sell	11/16/16	1,636,849	1,636,597	(252)

	Indonesian Rupiah	Buy	11/16/16	1,748,563	1,724,372	24,191

	Indonesian Rupiah	Sell	11/16/16	1,748,563	1,738,945	(9,618)

	Japanese Yen	Sell	11/16/16	1,805,873	1,849,621	43,748

	Russian Ruble	Buy	12/21/16	122,717	38,439	84,278

	Swedish Krona	Buy	12/21/16	3,156,182	3,246,430	(90,248)

	Swedish Krona	Sell	12/21/16	3,156,182	3,314,863	158,681

HSBC Bank USA, National Association

	Australian Dollar	Buy	1/18/17	76,610	77,157	(547)

	Hong Kong Dollar	Sell	11/16/16	1,331,475	1,331,993	518

	Swedish Krona	Buy	12/21/16	1,592,964	1,629,705	(36,741)

	Swedish Krona	Sell	12/21/16	1,592,964	1,607,603	14,639

JPMorgan Chase Bank N.A.

	Australian Dollar	Buy	1/18/17	2,267,848	2,284,214	(16,366)

	British Pound	Sell	12/21/16	3,926,557	4,256,043	329,486

	Canadian Dollar	Buy	1/18/17	283,416	249,024	34,392

	Euro	Buy	12/21/16	552,082	620,325	(68,243)

	Hong Kong Dollar	Sell	11/16/16	1,743,079	1,743,878	799

	Indian Rupee	Buy	11/16/16	1,671,935	1,654,140	17,795

	Indian Rupee	Sell	11/16/16	1,671,935	1,672,618	683

	Indonesian Rupiah	Buy	11/16/16	1,753,753	1,704,669	49,084

	Indonesian Rupiah	Sell	11/16/16	1,753,753	1,765,177	11,424

	Japanese Yen	Sell	11/16/16	1,931,992	1,986,665	54,673

	New Zealand Dollar	Buy	1/18/17	3,806,545	3,867,589	(61,044)

	Norwegian Krone	Sell	12/21/16	4,979,911	5,048,727	68,816

	Russian Ruble	Buy	12/21/16	112,847	44,293	68,554

	Swedish Krona	Sell	12/21/16	3,862	288,944	285,082

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	1/18/17	1,581,093	1,593,392	(12,299)

	British Pound	Sell	12/21/16	1,551,653	1,681,855	130,202

	Euro	Buy	12/21/16	1,632,922	1,664,242	(31,320)

Absolute Return 500 Fund 47

FORWARD CURRENCY CONTRACTS at 10/31/16 (aggregate face value $142,166,847) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The) cont.

	Euro	Sell	12/21/16	$1,632,922	$1,619,046	$(13,876)

	Japanese Yen	Buy	11/16/16	1,743,384	1,813,004	(69,620)

	Japanese Yen	Sell	11/16/16	1,743,384	1,818,739	75,355

	New Zealand Dollar	Sell	1/18/17	1,587,059	1,589,427	2,368

	Swedish Krona	Buy	12/21/16	3,161,099	3,271,028	(109,929)

	Swedish Krona	Sell	12/21/16	3,161,099	3,190,287	29,188

State Street Bank and Trust Co.

	Australian Dollar	Buy	1/18/17	750,381	755,763	(5,382)

	Canadian Dollar	Buy	1/18/17	979,012	1,000,099	(21,087)

	Canadian Dollar	Sell	1/18/17	979,012	983,522	4,510

	Euro	Buy	12/21/16	1,632,592	1,615,141	17,451

	Euro	Sell	12/21/16	1,632,592	1,616,785	(15,807)

	Japanese Yen	Sell	11/16/16	56,650	90,071	33,421

UBS AG

	Japanese Yen	Sell	11/16/16	34,813	36,020	1,207

WestPac Banking Corp.

	Australian Dollar	Buy	1/18/17	2,666,841	2,685,546	(18,705)

	Japanese Yen	Sell	11/16/16	236,081	242,761	6,680

Total						$964,320

FUTURES CONTRACTS OUTSTANDING at 10/31/16

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

DAX Index (Short)	12	$3,516,204	Dec-16	$(58,411)

Euro-CAC 40 Index (Short)	48	2,374,566	Nov-16	1,712

FTSE 100 Index (Short)	19	1,611,409	Dec-16	(62,251)

S&P 500 Index E-Mini (Short)	426	45,158,130	Dec-16	526,327

S&P Mid Cap 400 Index E-Mini (Long)	314	47,313,520	Dec-16	(537,677)

SPI 200 Index (Long)	1	100,603	Dec-16	339

Tokyo Price Index (Short)	16	2,128,349	Dec-16	(103,053)

U.S. Treasury Bond 30 yr (Long)	74	12,041,188	Dec-16	(538,960)

U.S. Treasury Bond Ultra 30 yr (Short)	57	10,028,438	Dec-16	639,683

U.S. Treasury Note 2 yr (Long)	84	18,323,813	Dec-16	(4,105)

U.S. Treasury Note 5 yr (Short)	199	24,038,578	Dec-16	61,791

U.S. Treasury Note 10 yr (Long)	305	39,535,625	Dec-16	(372,318)

U.S. Treasury Note 10 yr (Short)	143	18,536,375	Dec-16	173,997

U.S. Treasury Note Ultra 10 yr (Short)	59	8,349,422	Dec-16	66,916

Total				$(206,010)

48 Absolute Return 500 Fund

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/16 (premiums $1,031,439)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

JPMorgan Chase Bank N.A.

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	$5,792,000	$437,817

Total			$437,817

WRITTEN OPTIONS OUTSTANDING at 10/31/16 (premiums $130,721)

	Expiration	Contract
	date/strike price	amount	Value

SPDR S&P 500 ETF Trust (Call)	Nov-16/$220.50	$113,675	$31,837

SPDR S&P 500 ETF Trust (Call)	Nov-16/220.50	113,677	24,486

SPDR S&P 500 ETF Trust (Call)	Nov-16/221.00	117,674	7,762

SPDR S&P 500 ETF Trust (Call)	Nov-16/221.00	117,219	586

Total			$64,671

TBA SALE COMMITMENTS OUTSTANDING at 10/31/16 (proceeds receivable $105,867,695)

	Principal	Settlement
Agency	amount	date	Value

Federal Home Loan Mortgage Corporation, 4.50%, 11/1/46	$2,000,000	11/14/16	$2,185,156

Federal National Mortgage Association, 4.50%, 11/1/46	1,000,000	11/14/16	1,092,969

Federal National Mortgage Association, 4.00%, 11/1/46	1,000,000	11/14/16	1,070,781

Federal National Mortgage Association, 3.50%, 11/1/46	38,000,000	11/14/16	39,894,463

Federal National Mortgage Association, 3.00%, 11/1/46	46,000,000	11/14/16	47,358,435

Federal National Mortgage Association, 2.50%, 11/1/46	14,000,000	11/14/16	13,973,891

Total			$105,575,695

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/16

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$36,571,200 E	$(40,817)	12/21/21	1.25%	3 month USD-	$156,814
				LIBOR-BBA

128,197,600 E	(206,283)	12/21/18	1.015%	3 month USD-	49,600
				LIBOR-BBA

1,547,900 E	2,196	12/21/18	3 month USD-	1.015%	(893)
			LIBOR-BBA

11,606,700 E	33,029	12/21/26	1.60%	3 month USD-	151,023
				LIBOR-BBA

240,760,400 E	(636,489)	12/21/26	3 month USD-	1.60%	(3,084,059)
			LIBOR-BBA

10,242,800 E	(10,396)	12/21/46	3 month USD-	1.90%	(387,741)
			LIBOR-BBA

44,491,000 E	(94,145)	12/21/21	3 month USD-	1.30%	(226,062)
			LIBOR-BBA

2,689,000 E	1,555	12/21/26	3 month USD-	1.55%	(38,447)
			LIBOR-BBA

5,691,000	(75)	9/22/26	3 month USD-	1.5365%	(73,976)
			LIBOR-BBA

20,707,000	(275)	9/23/26	1.542%	3 month USD-	258,472
				LIBOR-BBA

Absolute Return 500 Fund 49

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/16 cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$9,196,000	$(122)	9/26/26	1.486%	3 month USD-	$164,606
					LIBOR-BBA

	20,292,200	(269)	9/27/26	3 month USD-	1.467%	(400,284)
				LIBOR-BBA

	13,363 E	—	4/24/47	3 month USD-	1.92%	(479)
				LIBOR-BBA

	9,910,200 E	(16,846)	11/23/26	1.58%	3 month USD-	92,949
					LIBOR-BBA

	3,016,000	(40)	11/2/26	1.6895%	3 month USD-	32
					LIBOR-BBA

AUD	14,633,000 E	(136,199)	12/28/21	1.86%	6 month AUD-	38,206
					BBR-BBSW

AUD	6,975,000 E	(49,767)	12/28/26	2.20%	6 month AUD-	82,329
					BBR-BBSW

CAD	33,804,000 E	(40,526)	12/21/21	1.05%	3 month CAD-BA-	(23,085)
					CDOR

CAD	19,634,000 E	26,111	12/21/26	1.45%	3 month CAD-BA-	76,759
					CDOR

CHF	3,931,000 E	(6,521)	12/21/26	6 month CHF-	0.18%	32,862
				LIBOR-BBA

CHF	9,593,000 E	6,945	12/21/21	6 month CHF-	0.50%	29,901
				LIBOR-BBA

EUR	16,353,000 E	(87,193)	12/21/21	6 month EUR-	0.10%	30,460
				EURIBOR-REUTERS

EUR	9,041,000 E	10,287	12/21/26	6 month EUR-	0.40%	(118,050)
				EURIBOR-REUTERS

GBP	23,543,000 E	72,583	12/21/21	0.65%	6 month GBP-	358,847
					LIBOR-BBA

GBP	4,119,000 E	42,434	12/21/26	0.90%	6 month GBP-	189,202
					LIBOR-BBA

NOK	47,120,000 E	10,536	12/21/26	1.55%	6 month NOK-	71,490
					NIBOR-NIBR

NOK	68,654,000 E	3,458	12/21/21	1.25%	6 month NOK-	48,818
					NIBOR-NIBR

NZD	10,479,000 E	44,301	12/21/21	2.30%	3 month NZD-	93,460
					BBR-FRA

NZD	4,850,000 E	1,135	12/21/26	2.65%	3 month NZD-	62,103
					BBR-FRA

SEK	285,000 E	(169)	12/21/21	3 month SEK-	0.10%	(27)
				STIBOR-SIDE

SEK	45,907,000 E	2,563	12/21/26	3 month SEK-	0.80%	(9,285)
				STIBOR-SIDE

Total		$(1,068,999)				$(2,374,455)

E Extended effective date.

50 Absolute Return 500 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/16

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.

baskets	1,582,399	$—	8/2/17	(3 month USD-	A basket (MLTRFCF9)	$(1,915,187)
				LIBOR-BBA plus	of common stocks
				0.10%)

units	38,335	—	8/2/17	3 month USD-	Russell 1000 Total	2,508,778
				LIBOR-BBA minus	Return Index
				0.07%

Barclays Bank PLC

	$317,428	—	1/12/40	4.00% (1 month	Synthetic MBX Index	74
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	188,051	—	1/12/39	6.00% (1 month	Synthetic TRS Index	376
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	782,890	—	1/12/40	4.00% (1 month	Synthetic MBX Index	182
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	24,357	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(40)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	1,857,390	—	1/12/40	4.00% (1 month	Synthetic MBX Index	431
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	263,703	—	1/12/40	4.50% (1 month	Synthetic MBX Index	(1,355)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	1,851,914	—	1/12/40	4.50% (1 month	Synthetic MBX Index	(9,515)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	395,554	—	1/12/40	4.50% (1 month	Synthetic MBX Index	(2,032)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	798,982	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(3,381)
				USD-LIBOR	6.00% 30 year Fannie
					Mae pools

	403,554	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(666)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	306,295	—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	(1,651)
				USD-LIBOR	3.50% 30 year Fannie
					Mae pools

	2,840,654	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(8,634)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	1,572,419	—	1/12/40	5.00% (1 month	Synthetic MBX Index	(52)
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

Absolute Return 500 Fund 51

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/16 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.

	$11,918,003	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$16,353
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	12,795,370	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(67,449)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

Citibank, N.A.

	614,976	—	1/12/41	5.00% (1 month	Synthetic MBX Index	844
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	300,666	—	1/12/41	5.00% (1 month	Synthetic MBX Index	413
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

baskets	742	—	12/16/16	(3 month USD-	A basket (CGPUTQL2)	(1,050,776)
				LIBOR-BBA plus	of common stocks
				0.37%)

baskets	482,911	—	11/10/16	3 month USD-	A basket (CGPUTS50)	1,470,244
				LIBOR-BBA minus	of common stocks
				0.75%

units	43,989	—	3/17/17	3 month USD-	MSCI Emerging	(118,327)
				LIBOR-BBA minus	Markets TR Net USD
				0.14%

units	16,137	—	11/23/16	3 month USD-	Russell 1000 Total	2,864,940
				LIBOR-BBA minus	Return Index
				0.05%

units	26,536	—	10/17/17	3 month USD-	MSCI Emerging	(101,800)
				LIBOR-BBA plus	Markets TR Net USD
				0.28%

Credit Suisse International

	$505,321	—	1/12/41	5.00% (1 month	Synthetic MBX Index	693
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	165,974	—	1/12/41	4.00% (1 month	Synthetic TRS Index	964
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,090,116	—	1/12/43	3.50% (1 month	Synthetic TRS Index	5,875
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	599,592	—	1/12/43	3.50% (1 month	Synthetic TRS Index	3,231
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	5,086	—	1/12/43	3.50% (1 month	Synthetic TRS Index	27
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	2,407,286	—	1/12/45	4.00% (1 month	Synthetic TRS Index	14,363
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

52 Absolute Return 500 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/16 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.

	$1,280,512	$—	1/12/45	4.00% (1 month	Synthetic TRS Index	$7,640
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,270,882	—	1/12/45	3.50% (1 month	Synthetic TRS Index	7,452
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	1,632,690	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	(9,481)
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

Deutsche Bank AG

	583,447	—	1/12/34	(5.00%) 1 month	Synthetic TRS Index	(680)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

baskets	331,582	—	10/24/17	3 month USD-	A basket (DBCT14SP)	(36,535)
				LIBOR-BBA minus	of common stocks
				0.45%

baskets	331,411	—	10/24/17	(3 month USD-	A basket (DBCTPL8P)	196,880
				LIBOR-BBA plus	of common stocks
				0.31%)

Goldman Sachs International

	$618,647	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,021)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	477,301	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(788)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	1,509,530	—	1/12/39	6.00% (1 month	Synthetic TRS Index	3,019
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	840,373	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,387)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	667,529	—	1/12/41	5.00% (1 month	Synthetic MBX Index	916
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	700,093	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(3,690)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	262,983	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,386)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	583,447	—	1/12/34	5.00% (1 month	Synthetic TRS Index	680
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	585,433	—	1/12/39	6.00% (1 month	Synthetic TRS Index	1,171
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

Absolute Return 500 Fund 53

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/16 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.

	$959,009	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(5,055)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	44,985	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(237)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	119,943	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(632)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	25,131	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(41)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	678,013	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,119)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	1,093,807	—	1/12/39	6.00% (1 month	Synthetic TRS Index	2,187
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	42,550	—	1/12/41	4.00% (1 month	Synthetic TRS Index	247
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,271,022	—	1/12/45	4.00% (1 month	Synthetic TRS Index	7,583
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,388,499	—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	(7,482)
				USD-LIBOR	3.50% 30 year Fannie
					Mae pools

	1,419,482	—	1/12/44	(3.00%) 1 month	Synthetic TRS Index	(6,168)
				USD-LIBOR	3.00% 30 year Fannie
					Mae pools

baskets	1,482,017	—	12/15/20	(1 month USD-	A basket (GSCBPUR1)	(768,875)
				LIBOR-BBA plus	of common stocks
				0.44%)

units	319,197	—	12/15/20	(0.45%)	Goldman Sachs	296,915
					Volatility Carry US
					Scaled 3x Excess
					Return Strategy

units	10,339	—	12/12/16	1 month USD-	MSCI Emerging	(40,743)
				LIBOR-BBA minus	Markets TR Net USD
				0.17%

units	284,405	—	12/15/20	(0.45%)	Goldman Sachs	300,050
					Volatility Carry US
					Series 30 Excess
					Return Strategy

54 Absolute Return 500 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/16 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank N.A.

	$215,851	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$1,254
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,208,314	—	1/12/41	4.00% (1 month	Synthetic TRS Index	7,017
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

baskets	1,447,685	—	6/28/17	3 month USD-	A basket (JPCMPTSH)	4,869,833
				LIBOR-BBA minus	of common stocks
				0.44%

JPMorgan Securities LLC

	$1,487,646	—	1/12/45	(4.00%) 1 month	Synthetic TRS Index	(8,876)
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

UBS AG

units	198,262	—	8/21/17	1 month USD-	MSCI Emerging	846,543
				LIBOR-BBA plus	Markets TR Net USD
				0.35%

Total		$—				$9,262,114

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/16

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.

CMBX NA BBB– Index	BBB–/P	$4,580	$67,000	5/11/63	300 bp	$(869)

CMBX NA BBB– Index	BBB–/P	6,498	114,000	5/11/63	300 bp	(2,772)

CMBX NA BBB– Index	BBB–/P	15,001	243,000	5/11/63	300 bp	(4,758)

Barclays Bank PLC

CMBX NA BBB– Index	BBB–/P	26,163	236,000	5/11/63	300 bp	6,972

CMBX NA BBB– Index	BBB–/P	6,430	1,144,000	1/17/47	300 bp	(90,142)

Credit Suisse International

CMBX NA BB Index	—	(84,345)	601,000	1/17/47	(500 bp)	8,466

CMBX NA BB Index	—	(57,682)	3,268,000	5/11/63	(500 bp)	443,720

CMBX NA BB Index	—	(29,960)	183,000	1/17/47	(500 bp)	(1,699)

CMBX NA BBB– Index	BBB–/P	2,517,910	34,065,000	1/17/47	300 bp	(357,744)

Goldman Sachs International

CMBX NA BB Index	—	(216,261)	2,114,000	5/11/63	(500 bp)	108,086

CMBX NA BB Index	—	(24,666)	163,000	1/17/47	(500 bp)	505

CMBX NA BB Index	—	(44,127)	261,000	1/17/47	(500 bp)	(3,822)

Absolute Return 500 Fund 55

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/16 cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International cont.

CMBX NA BBB– Index	BBB–/P	$12,675	$243,000	5/11/63	300 bp	$(7,085)

CMBX NA BBB– Index	BBB–/P	15,594	198,000	1/17/47	300 bp	(1,120)

CMBX NA BBB– Index	BBB–/P	353,871	5,077,000	1/17/47	300 bp	(74,713)

CMBX NA BBB– Index	BBB–/P	607,951	8,225,000	1/17/47	300 bp	(86,377)

Total		$3,109,632				$(63,352)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index.

The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2016. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/16

		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA HY Series 27 Index	B+/P	$1,500,062	$42,526,000	12/20/21	500 bp	$(129,416)

Total		$1,500,062				$(129,416)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index.

The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2016. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

56 Absolute Return 500 Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$6,411,931	$8,747,487	$—

Capital goods	15,023,355	2,286,853	—

Communication services	18,795,377	3,151,556	—

Consumer cyclicals	27,435,307	1,938,118	—

Consumer staples	22,636,381	3,155,860	—

Energy	11,686,152	1,962,088	—

Financials	38,665,518	16,962,335	—

Health care	23,856,769	210,082	—

Technology	33,117,686	14,186,709	—

Transportation	3,906,227	2,498,472	—

Utilities and power	8,272,433	3,753,985	—

Total common stocks	209,807,136	58,853,545	—

Asset-backed securities	—	1,873,000	—

Commodity linked notes	—	83,985,003	—

Corporate bonds and notes	—	63,554,084	—

Foreign government and agency bonds and notes	—	13,053,569	—

Investment companies	58,836,911	—	—

Mortgage-backed securities	—	99,764,928	—

Purchased options outstanding	—	3,305,729	—

Senior loans	—	72,064,024	—

U.S. government and agency mortgage obligations	—	238,002,220	—

Warrants	—	14,160,327	—

Short-term investments	224,931,663	184,233,523	—

Totals by level	$493,575,710	$832,849,952	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$964,320	$—

Futures contracts	(206,010)	—	—

Written options outstanding	—	(64,671)	—

Written swap options outstanding	—	(437,817)	—

TBA sale commitments	—	(105,575,695)	—

Interest rate swap contracts	—	(1,305,456)	—

Total return swap contracts	—	9,262,114	—

Credit default contracts	—	(4,802,462)	—

Totals by level	$(206,010)	$(101,959,667)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

Absolute Return 500 Fund 57

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
				unrealized			Total	Total
	Balance	Accrued		appreciation/		transfers		transfers	Balance
Investments	as of	discounts/	Realized	(deprecia-	Cost of	Proceeds	into	out of	as of
in securities:	10/31/15	premiums	gain/(loss)	tion) #	purchases	from sales	Level 3†	Level 3†	10/31/16

Asset-backed
securities	$4,811,000	$—	$—	$—	$—	$(4,811,000)	$—	$—	$—

Mortgage-backed
securities	$9,382,700	(1,050,019)	2,880	70,869	—	(229,062)	—	(8,177,368)	$—

Totals	$14,193,700	$(1,050,019)	$2,880	$70,869	$—	$(5,040,062)	$—	$(8,177,368)	$—

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

# Includes $— related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The accompanying notes are an integral part of these financial statements.

58 Absolute Return 500 Fund

Statement of assets and liabilities 10/31/16

ASSETS

Investment in securities, at value, including $33,861,554 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,057,382,720)	$1,080,243,199
Affiliated issuers (identified cost $246,182,463) (Notes 1 and 5)	246,182,463

Cash	110,029

Foreign currency (cost $1,231,603) (Note 1)	1,233,846

Dividends, interest and other receivables	3,659,789

Receivable for shares of the fund sold	5,023,704

Receivable for investments sold	3,525,857

Receivable for sales of delayed delivery securities (Note 1)	83,401,247

Receivable for variation margin (Note 1)	1,955,447

Unrealized appreciation on forward currency contracts (Note 1)	2,235,809

Unrealized appreciation on OTC swap contracts (Note 1)	14,004,924

Premium paid on OTC swap contracts (Note 1)	457,041

Prepaid assets	30,902

Total assets	1,442,064,257

LIABILITIES

Payable for investments purchased	3,560,594

Payable for purchases of delayed delivery securities (Note 1)	212,782,204

Payable for shares of the fund repurchased	5,932,644

Payable for compensation of Manager (Note 2)	496,519

Payable for custodian fees (Note 2)	106,749

Payable for investor servicing fees (Note 2)	222,029

Payable for Trustee compensation and expenses (Note 2)	116,524

Payable for administrative services (Note 2)	2,080

Payable for distribution fees (Note 2)	258,109

Payable for variation margin (Note 1)	1,116,669

Unrealized depreciation on OTC swap contracts (Note 1)	4,806,162

Premium received on OTC swap contracts (Note 1)	3,566,673

Unrealized depreciation on forward currency contracts (Note 1)	1,271,489

Written options outstanding, at value (premiums $1,162,160) (Notes 1 and 3)	502,488

TBA sale commitments, at value (proceeds receivable $105,867,695 (Note 1)	105,575,695

Collateral on securities loaned, at value (Note 1)	34,464,800

Collateral on certain derivative contracts, at value (Note 1)	13,214,000

Other accrued expenses	223,940

Total liabilities	388,219,368

Net assets	$1,053,844,889

(Continued on next page)

Absolute Return 500 Fund 59

Statement of assets and liabilities cont.

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,059,019,676

Accumulated net investment loss (Note 1)	(10,678,477)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(25,764,145)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	31,267,835

Total — Representing net assets applicable to capital shares outstanding	$1,053,844,889

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($319,047,812 divided by 29,719,342 shares)	$10.74

Offering price per class A share (100/94.25 of $10.74)*	$11.40

Net asset value and offering price per class B share ($28,849,471 divided by 2,726,337 shares)**	$10.58

Net asset value and offering price per class C share ($184,959,212 divided by 17,536,613 shares)**	$10.55

Net asset value and redemption price per class M share ($9,799,223 divided by 923,223 shares)	$10.61

Offering price per class M share (100/96.50 of $10.61)*	$10.99

Net asset value, offering price and redemption price per class P share
($88,829,299 divided by 8,235,013 shares)	$10.79

Net asset value, offering price and redemption price per class R share
($1,042,404 divided by 95,056 shares)	$10.97

Net asset value, offering price and redemption price per class R6 share
($5,348,409 divided by 494,566 shares)	$10.81

Net asset value, offering price and redemption price per class Y share
($415,969,059 divided by 38,569,355 shares)	$10.78

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

60 Absolute Return 500 Fund

Statement of operations Year ended 10/31/16

INVESTMENT INCOME

Interest (including interest income of $1,274,647 from investments in affiliated issuers) (Note 5)	$18,609,931

Dividends (net of foreign tax of $383,633)	10,369,503

Total investment income	28,979,434

EXPENSES

Compensation of Manager (Note 2)	7,105,049

Investor servicing fees (Note 2)	1,514,101

Custodian fees (Note 2)	214,593

Trustee compensation and expenses (Note 2)	75,463

Distribution fees (Note 2)	3,333,234

Administrative services (Note 2)	32,363

Other	584,496

Fees waived and reimbursed by Manager (Note 2)	(381,078)

Total expenses	12,478,221

Expense reduction (Note 2)	(18,289)

Net expenses	12,459,932

Net investment income	16,519,502

Net realized loss on investments (Notes 1 and 3)	(34,943,304)

Net increase from payments by affiliates (Note 2)	1,878

Net realized loss on swap contracts (Note 1)	(22,391,068)

Net realized loss on futures contracts (Note 1)	(644,609)

Net realized loss on foreign currency transactions (Note 1)	(1,497,014)

Net realized gain on written options (Notes 1 and 3)	1,028,335

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	648,797

Net unrealized appreciation of investments, futures contracts, swap contracts, written options
and TBA sale commitments during the year	22,100,726

Net loss on investments	(35,696,259)

Net decrease in net assets resulting from operations	$(19,176,757)

The accompanying notes are an integral part of these financial statements.

Absolute Return 500 Fund 61

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 10/31/16	Year ended 10/31/15

Operations

Net investment income	$16,519,502	$9,651,942

Net realized gain (loss) on investments
and foreign currency transactions	(58,445,782)	60,864,771

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	22,749,523	(42,087,411)

Net increase (decrease) in net assets resulting
from operations	(19,176,757)	28,429,302

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(17,782,903)	(3,087,169)

Class B	(1,229,392)	(63,253)

Class C	(8,174,016)	(396,314)

Class M	(397,229)	(32,520)

Class R	(10,533)	(46,438)

Class R5	(519)	(133)

Class R6	(308,020)	(56,130)

Class Y	(22,588,414)	(3,514,058)

From return of capital
Class A	(432,374)	—

Class B	(29,891)	—

Class C	(198,743)	—

Class M	(9,658)	—

Class R	(256)	—

Class R5	(13)	—

Class R6	(7,489)	—

Class Y	(549,215)	—

From net realized long-term gain on investments
Class A	(3,678,309)	(14,830,350)

Class B	(308,937)	(1,566,157)

Class C	(1,985,501)	(8,201,897)

Class M	(89,754)	(314,962)

Class R	(8,209)	(282,407)

Class R5	(102)	(480)

Class R6	(59,584)	(195,708)

Class Y	(4,425,230)	(12,839,905)

Increase from capital share transactions (Note 4)	5,133,443	269,429,535

Total increase (decrease) in net assets	(76,317,605)	252,430,956

NET ASSETS

Beginning of year	1,130,162,494	877,731,538

End of year (including accumulated net investment loss
of $10,678,477 and undistributed net investment income
of $36,493,994, respectively)	$1,053,844,889	$1,130,162,494

The accompanying notes are an integral part of these financial statements.

62 Absolute Return 500 Fund

This page left blank intentionally.

Absolute Return 500 Fund 63

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA

												Ratio	Ratio of net
	Net asset		Net realized			From						of expenses	investment
	value,		and unrealized	Total from	From	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain on	return	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	investments	of capital	distributions	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)

Class A

October 31, 2016	$11.55	.16	(.34)	(.18)	(.51)	(.11)	(.01)	(.63)	$10.74	(1.56)	$319,048	1.05	1.49	522[e]

October 31, 2015	11.81	.13	.24	.37	(.11)	(.52)	—	(.63)	11.55	3.25	399,301	1.11	1.09	510[e]

October 31, 2014	11.54	.15	.29	.44	(.17)	—	—	(.17)	11.81	3.88	345,053	1.10	1.32	309[e]

October 31, 2013	11.33	.20	.08	.28	(.07)	—	—	(.07)	11.54	2.49	378,440	1.11	1.72	189[f]

October 31, 2012	10.89	.18	.59	.77	(.33)	—	—	(.33)	11.33	7.25	376,219	1.14	1.67	150[f]

Class B

October 31, 2016	$11.38	.08	(.34)	(.26)	(.42)	(.11)	(.01)	(.54)	$10.58	(2.35)	$28,849	1.80	.74	522[e]

October 31, 2015	11.64	.04	.24	.28	(.02)	(.52)	—	(.54)	11.38	2.49	33,624	1.86	.33	510[e]

October 31, 2014	11.38	.07	.28	.35	(.09)	—	—	(.09)	11.64	3.08	35,171	1.85	.57	309[e]

October 31, 2013	11.18	.11	.09	.20	—	—	—	—	11.38	1.79	37,351	1.86	.97	189[f]

October 31, 2012	10.75	.10	.58	.68	(.25)	—	—	(.25)	11.18	6.47	37,009	1.89	.91	150[f]

Class C

October 31, 2016	$11.36	.08	(.34)	(.26)	(.43)	(.11)	(.01)	(.55)	$10.55	(2.30)	$184,959	1.80	.74	522[e]

October 31, 2015	11.62	.04	.25	.29	(.03)	(.52)	—	(.55)	11.36	2.53	211,594	1.86	.33	510[e]

October 31, 2014	11.36	.07	.28	.35	(.09)	—	—	(.09)	11.62	3.08	183,688	1.85	.57	309[e]

October 31, 2013	11.17	.11	.08	.19	—	—	—	—	11.36	1.70	185,562	1.86	.97	189[f]

October 31, 2012	10.74	.10	.58	.68	(.25)	—	—	(.25)	11.17	6.52	185,116	1.89	.91	150[f]

Class M

October 31, 2016	$11.44	.10	(.35)	(.25)	(.46)	(.11)	(.01)	(.58)	$10.61	(2.17)	$9,799	1.55	.98	522[e]

October 31, 2015	11.70	.07	.24	.31	(.05)	(.52)	—	(.57)	11.44	2.78	9,246	1.61	.58	510[e]

October 31, 2014	11.43	.09	.29	.38	(.11)	—	—	(.11)	11.70	3.37	7,096	1.60	.81	309[e]

October 31, 2013	11.23	.14	.08	.22	(.02)	—	—	(.02)	11.43	1.95	7,029	1.61	1.22	189[f]

October 31, 2012	10.80	.13	.58	.71	(.28)	—	—	(.28)	11.23	6.72	7,554	1.64	1.16	150[f]

Class P

October 31, 2016#	$10.76	.03	—[h]	.03	—	—	—	—	$10.79	.28*	$88,829	.11*	.28*	522[e]

Class R

October 31, 2016	$11.42	.13	(.34)	(.21)	(.13)	(.11)	—[h]	(.24)	$10.97	(1.80)	$1,042	1.30	1.18	522[e]

October 31, 2015	11.68	.09	.26	.35	(.09)	(.52)	—	(.61)	11.42	3.07	591	1.36	.82	510[e]

October 31, 2014	11.47	.12	.28	.40	(.19)	—	—	(.19)	11.68	3.52	6,271	1.35	1.06	309[e]

October 31, 2013	11.26	.16	.10	.26	(.05)	—	—	(.05)	11.47	2.30	4,058	1.36	1.44	189[f]

October 31, 2012	10.83	.15	.58	.73	(.30)	—	—	(.30)	11.26	6.96	1,812	1.39	1.40	150[f]

Class R6

October 31, 2016	$11.63	.20	(.36)	(.16)	(.54)	(.11)	(.01)	(.66)	$10.81	(1.31)	$5,348.72		1.83	522[e]

October 31, 2015	11.89	.16	.25	.41	(.15)	(.52)	—	(.67)	11.63	3.59	6,766.80		1.41	510[e]

October 31, 2014	11.62	.19	.29	.48	(.21)	—	—	(.21)	11.89	4.23	4,288.79		1.63	309[e]

October 31, 2013	11.38	.21[g]	.12	.33	(.09)	—	—	(.09)	11.62	2.88	4,411.80		1.80[g]	189[f]

October 31, 2012†	11.16	.07	.15	.22	—	—	—	—	11.38	1.97*	10	.28*	.62*	150[f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

64 Absolute Return 500 Fund	Absolute Return 500 Fund 65

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA

												Ratio	Ratio of net
	Net asset		Net realized			From						of expenses	investment
	value,		and unrealized	Total from	From	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain on	return	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	investments	of capital	distributions	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)

Class Y

October 31, 2016	$11.60	.19	(.35)	(.16)	(.54)	(.11)	(.01)	(.66)	$10.78	(1.38)	$415,969.80		1.74	522[e]

October 31, 2015	11.86	.16	.24	.40	(.14)	(.52)	—	(.66)	11.60	3.54	469,028.86		1.34	510[e]

October 31, 2014	11.60	.18	.29	.47	(.21)	—	—	(.21)	11.86	4.07	296,153.85		1.55	309[e]

October 31, 2013	11.38	.23	.09	.32	(.10)	—	—	(.10)	11.60	2.83	217,880.86		1.98	189[f]

October 31, 2012	10.94	.21	.58	.79	(.35)	—	—	(.35)	11.38	7.48	220,855.89		1.91	150[f]

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

# For the period August 31, 2016 (commencement of operations) to October 31, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12

Class A	0.03%	0.02%	0.02%	0.02%	0.09%

Class B	0.03	0.02	0.02	0.02	0.09

Class C	0.03	0.02	0.02	0.02	0.09

Class M	0.03	0.02	0.02	0.02	0.09

Class P	0.01	—	—	—	—

Class R	0.03	0.02	0.02	0.02	0.09

Class R6	0.03	—	—	—	—

Class Y	0.03	0.02	0.02	0.02	0.09

e Portfolio turnover includes TBA purchase and sale commitments.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

October 31, 2013	415%

October 31, 2012	454

g The net investment income ratio and per share amount shown for the period ending April 30, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

h Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

66 Absolute Return 500 Fund	Absolute Return 500 Fund 67

Notes to financial statements 10/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2015 through October 31, 2016.

Putnam Absolute Return 500 Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek to earn a positive total return that exceeds the return on U.S. Treasury bills by 500 basis points (or 5.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return by combining two independent investment strategies — a beta strategy, which provides broad exposure to investment markets, and an alpha strategy, which seeks returns from active trading. The beta strategy seeks to balance risk and to provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset-backed securities; below-investment-grade securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts (REITs). The alpha strategy involves the potential use of active trading strategies designed to provide additional total return through active security selection, tactical asset allocation, currency transactions and options transactions. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, balanced portfolios with significant exposure to both stocks and bonds. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions. The fund typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes and to increase the fund’s exposure to the asset classes and strategies mentioned above, which may create investment leverage.

The fund offers class A, class B, class C, class M, class P, class R, class R6 and class Y shares. The fund began offering class P shares on August 31, 2016. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class P, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class P and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P, class R6 and class Y shares are not available to all investors. Effective February 1, 2016, the fund liquidated its class R5 shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

68 Absolute Return 500 Fund

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities and total return swap contracts taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities and total return swap contracts in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments,

Absolute Return 500 Fund 69

including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange

70 Absolute Return 500 Fund

gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Absolute Return 500 Fund 71

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books.

72 Absolute Return 500 Fund

Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities

Absolute Return 500 Fund 73

that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $771,335 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $3,332,466 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $3,596,983 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $34,464,800 and the value of securities loaned amounted to $33,861,554.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Prior to September 22, 2016, the fund participated in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million)  and the same unsecured uncommitted line of credit.  Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee (0.04% prior to September 22, 2016) and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% (0.16% prior to September 22, 2016) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

74 Absolute Return 500 Fund

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2016, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover

Short-term	Long-term	Total

$21,511,051	$—	$21,511,051

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses, net operating loss, income on swap contracts and interest-only securities, distributions in excess and return of capital due to distributions which exceed those required under the excise rules. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $13,200,947 to decrease undistributed net investment income, $15,628,665 to decrease paid-in capital and $28,829,612 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$45,954,091

Unrealized depreciation	(27,524,338)

Net unrealized appreciation	18,429,753

Capital loss carryforward	(21,511,051)

Cost for federal income tax purposes	$1,307,837,843

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in,

Absolute Return 500 Fund 75

or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,

0.830%	of the next $5 billion,	0.660%	of the next $50 billion,

0.780%	of the next $10 billion,	0.650%	of the next $100 billion and

0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the BofA Merrill Lynch U.S. Treasury Bill Index plus 5.00% over the thirty-six month period then ended (the “performance period”). The maximum annualized performance adjustment rate is +/– 0.20%. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.723% of the fund’s average net assets before a decrease of $1,167,654 (0.102% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through February 28, 2018, to the extent that the total expenses of the fund (before any applicable performance-based upward or downward adjustments to the fund’s management fee and excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investor servicing fees, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.77% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $381,078 as a result of this limit.

Putnam Management has also contractually agreed, through February 28, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

76 Absolute Return 500 Fund

Putnam Management has agreed to reimburse the fund $1,878 for a compliance exception which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Effective February 1, 2016, the fund has liquidated its class R5 shares. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$490,473	Class R	1,386

Class B	41,949	Class R5	3

Class C	273,263	Class R6	3,239

Class M	13,342	Class Y	689,093

Class P	1,353	Total	$1,514,101

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $3,090 under the expense offset arrangements and by $15,199 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $835, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense

Absolute Return 500 Fund 77

for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$911,064	Class M	74,346

Class B	311,817	Class R	5,141

Class C	2,030,866	Total	$3,333,234

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $93,850 and $3,429 from the sale of class A and class M shares, respectively, and received $15,201 and $9,493 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $95 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments (Long-term)	$4,291,299,463	$4,331,021,713
U.S. government securities (Long-term)	—	—

Total	$4,291,299,463	$4,331,021,713

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

	Written swap
	option contract	Written swap	Written option	Written option
	amounts	option premiums	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$207,363,275	$1,528,440	$8,691,073	$240,470

Options opened	457,522,050	2,755,461	117,032,936	3,455,550

Options exercised	(29,575,650)	(223,882)	—	—

Options expired	(323,272,475)	(592,551)	(18,441,453)	(2,310,048)

Options closed	(306,245,200)	(2,436,029)	(106,820,311)	(1,255,251)

Written options outstanding at the
end of the reporting period	$5,792,000	$1,031,439	$462,245	$130,721

78 Absolute Return 500 Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class A	Shares	Amount	Shares	Amount

Shares sold	11,657,120	$125,379,131	12,570,592	$144,943,375

Shares issued in connection with
reinvestment of distributions	1,917,803	20,443,779	1,471,688	16,688,940

	13,574,923	145,822,910	14,042,280	161,632,315

Shares repurchased	(18,416,571)	(196,832,414)	(8,703,999)	(100,636,511)

Net increase (decrease)	(4,841,648)	$(51,009,504)	5,338,281	$60,995,804

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class B	Shares	Amount	Shares	Amount

Shares sold	230,751	$2,452,779	244,936	$2,795,825

Shares issued in connection with
reinvestment of distributions	140,037	1,481,587	136,386	1,534,338

	370,788	3,934,366	381,322	4,330,163

Shares repurchased	(597,993)	(6,331,149)	(449,199)	(5,128,730)

Net decrease	(227,205)	$(2,396,783)	(67,877)	$(798,567)

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class C	Shares	Amount	Shares	Amount

Shares sold	3,564,409	$37,892,429	5,483,523	$62,387,590

Shares issued in connection with
reinvestment of distributions	910,667	9,598,433	697,593	7,833,969

	4,475,076	47,490,862	6,181,116	70,221,559

Shares repurchased	(5,557,790)	(58,680,710)	(3,362,970)	(38,352,078)

Net increase (decrease)	(1,082,714)	$(11,189,848)	2,818,146	$31,869,481

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class M	Shares	Amount	Shares	Amount

Shares sold	319,023	$3,434,092	238,446	$2,726,625

Shares issued in connection with
reinvestment of distributions	46,698	494,527	30,733	346,671

	365,721	3,928,619	269,179	3,073,296

Shares repurchased	(250,770)	(2,665,385)	(67,498)	(773,945)

Net increase	114,951	$1,263,234	201,681	$2,299,351

		FOR THE PERIOD 8/31/16 (COMMENCEMENT OF
			OPERATIONS) TO 10/31/16
Class P			Shares	Amount

Shares sold			9,078,609	$97,913,026

Shares issued in connection with reinvestment of distributions			—	—

			9,078,609	97,913,026

Shares repurchased			(843,596)	(9,107,797)

Net increase			8,235,013	$88,805,229

Absolute Return 500 Fund 79

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class R	Shares	Amount	Shares	Amount

Shares sold	75,835	$834,193	189,917	$2,171,478

Shares issued in connection with
reinvestment of distributions	1,642	17,933	29,257	328,844

	77,477	852,126	219,174	2,500,322

Shares repurchased	(34,115)	(372,384)	(704,187)	(7,984,337)

Net increase (decrease)	43,362	$479,742	(485,013)	$(5,484,015)

	YEAR ENDED 10/31/16*		YEAR ENDED 10/31/15
Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	59	634	54	613

	59	634	54	613

Shares repurchased	(1,031)	(10,952)	—	—

Net increase (decrease)	(972)	$(10,318)	54	$613

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class R6	Shares	Amount	Shares	Amount

Shares sold	173,889	$1,866,925	277,207	$3,227,787

Shares issued in connection with
reinvestment of distributions	35,023	375,093	22,110	251,838

	208,912	2,242,018	299,317	3,479,625

Shares repurchased	(296,040)	(3,208,968)	(78,305)	(912,262)

Net increase (decrease)	(87,128)	$(966,950)	221,012	$2,567,363

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15**
Class Y	Shares	Amount	Shares	Amount

Shares sold	31,971,525	$344,868,981	24,919,990	$287,899,595

Shares issued in connection with
reinvestment of distributions	2,170,251	23,199,982	1,071,840	12,186,823

	34,141,776	368,068,963	25,991,830	300,086,418

Shares repurchased	(35,990,095)	(387,910,322)	(10,540,240)	(122,106,913)

Net increase (decrease)	(1,848,319)	$(19,841,359)	15,451,410	$177,979,505

* Effective February 1, 2016, the fund has liquidated its class R5 shares.

**The fund’s October 31, 2015 shares sold and shares repurchased have been revised as a result of an immaterial error related to an overstatement of the fund’s subscriptions and redemptions activity.

The previously reported amounts were:

	Shares	Amount

Shares sold	28,341,612	$327,498,448

Shares repurchased	(13,962,042)	$(161,705,766)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class P	929	0.01%	$10,024

Class R6	1,034	0.21	11,178

80 Absolute Return 500 Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the				Fair value at
	beginning of the			Investment	the end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Cash Collateral
Pool, LLC*	$—	$50,839,450	$16,374,650	$—	$34,464,800

Putnam Money Market
Liquidity Fund**	110,035,724	165,886,891	275,922,615	300,238	—

Putnam Short Term
Investment Fund**	223,132,504	193,085,099	204,499,940	974,409	211,717,663

Totals	$333,168,228	$409,811,440	$496,797,205	$1,274,647	$246,182,463

* No management fees are charged to Putnam Cash Collateral Pool, LLC (See Note 1).

** Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Absolute Return 500 Fund 81

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$940,000

Purchased TBA commitment option contracts (contract amount)	$8,800,000

Purchased currency options (contract amount)	$—*

Purchased swap option contracts (contract amount)	$77,100,000

Written equity option contracts (contract amount) (Note 3)	$580,000

Written TBA commitment option contracts (contract amount) (Note 3)	$17,700,000

Written swap option contracts (contract amount) (Note 3)	$79,300,000

Futures contracts (number of contracts)	2,000

Forward currency contracts (contract amount)	$285,300,000

Centrally cleared interest rate swap contracts (notional)	$1,130,300,000

OTC total return swap contracts (notional)	$1,406,200,000

OTC credit default contracts (notional)	$80,800,000

Centrally cleared credit default contracts (notional)	$67,100,000

Warrants (number of warrants)	3,300,000

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Payables, Net
assets — Unrealized
Credit contracts	Receivables	$1,012,297	depreciation	$5,814,759*

Foreign exchange
contracts	Receivables	2,235,809	Payables	1,271,489

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Equity contracts	appreciation	31,348,617*	depreciation	4,858,306*

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	3,334,426*	depreciation	5,110,521*

Total		$37,931,149		$17,055,075

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

82 Absolute Return 500 Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives
not accounted
for as hedging				Forward
instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(9,469,954)	$(9,469,954)

Foreign exchange
contracts	—	(130,928)	—	(1,393,463)	—	(1,524,391)

Equity contracts	(1,514,306)	(7,573,596)	(1,046,816)	—	(25,201,995)	(35,336,713)

Interest rate
contracts	—	(722,846)	402,207	—	12,280,881	11,960,242

Total	$(1,514,306)	$(8,427,370)	$(644,609)	$(1,393,463)	$(22,391,068)	$(34,370,816)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives
not accounted
for as hedging				Forward
instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(7,725,439)	$(7,725,439)

Foreign exchange
contracts	—	—	—	542,140	—	542,140

Equity contracts	2,971,099	2,869,156	4,763,680	—	6,532,239	17,136,174

Interest
rate contracts	—	337,858	16,126	—	(2,168,570)	(1,814,586)

Total	$2,971,099	$3,207,014	$4,779,806	$542,140	$(3,361,770)	$8,138,289

Absolute Return 500 Fund 83

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

					ASSETS										LIABILITIES
	Centrally			Centrally										Centrally					Reverse
	cleared	OTC Total		cleared					Repur-		Centrally	OTC Total		cleared					repur-		Total Finan-	Total col-
	interest	return	OTC Credit	credit		Forward	Purchased		chase		cleared inter-	return	OTC Credit	credit		Forward	Written		chase		cial and	lateral
	rate swap	swap	default	default	Futures	currency	swap	Purchased	agree-		est rate swap	swap con-	default	default	Futures	currency	swap	Written	agree-	Total	Derivative	received	Net
	contracts§	contracts*#	contracts*#	contracts§	contracts§	contracts#	options**#	options**#	ments**	Total Assets	contracts§	tracts*#	contracts*#	contracts§	contracts§	contracts#	options #	options #	ments	Liabilities	Net Assets	(pledged)†##	amount

Bank of America N.A.	$—	$2,508,778	$—	$—	$—	$253,550	$—	$625,874	$—	$3,388,202	$—	$1,915,187	$34,478	$—	$—	$151,561	$—	$—	$—	$2,101,226	$1,286,976	$1,286,976	$—

Barclays Bank PLC	—	17,416	—	—	—	111,908	—	—	—	$129,324	—	94,775	115,763	—	—	177,431	—	—	—	$387,969	$(258,645)	$(191,981)	$(66,664)

Barclays Capital Inc.	1,239,486	—	—	44,761	—	—	—	—	—	$1,284,247	898,541	—	—	—	—	—	—	—	—	$898,541	$385,706	$—	$385,706
(clearing broker)

Citibank, N.A.	—	4,336,441	—	—	—	90,794	—	1,646,943	—	$6,074,178	—	1,270,903	—	—	—	105,347	—	7,762	—	$1,384,012	$4,690,166	$4,571,000	$119,166

Credit	—	40,245	622,474	—	—	108,431	—	—	—	$771,150	—	9,481	2,875,654	—	—	121,166	—	—	—	$3,006,301	$(2,235,151)	$(2,090,791)	$(144,360)
Suisse International

Deutsche Bank AG	—	196,880	—	—	—	—	—	—	—	$196,880	—	37,215	—	—	—	—	—	24,486	—	$61,701	$135,179	$(439,736)	$574,915

Goldman
Sachs International	—	612,768	389,823	—	—	434,799	—	—	—	$1,437,390		838,624	1,159,386	—	—	235,018	—	—	—	$2,233,028	$(795,638)	$(795,638)	$—

HSBC Bank USA,	—	—	—	—	—	15,157	—	—	45,300,000	$45,315,157	—	—	—	—	—	37,288	—	—	—	$37,288	$45,277,869	$45,277,869	$—
National Association

JPMorgan Chase	—	4,878,104	—	—	—	920,788	—	1,032,912	—	$6,831,804	—	—	—	—	—	145,653	437,817	32,423	—	$615,893	$6,215,911	$6,215,911	$—
Bank N.A.

JPMorgan	—	—	—	—	—	—	—	—	—	$—	—	8,876	—	—	—	—	—	—	—	$8,876	$(8,876)	$—	$(8,876)
Securities LLC

Merrill Lynch, Pierce,	—	—	—	—	671,200	—	—	—	—	$671,200	—	—	—	—	218,128	—	—	—	—	$218,128	$453,072	$—	$453,072
Fenner & Smith, Inc.

Royal Bank of Scotland
PLC (The)	—	—	—	—	—	237,113	—	—	—	$237,113	—	—	—	—	—	237,044	—	—	—	$237,044	$69	$69	$—

State Street Bank	—	—	—	—	—	55,382	—	—	—	$55,382	—	—	—	—	—	42,276	—	—	—	$42,276	$13,106	$—	$13,106
and Trust Co.

UBS AG	—	846,543	—	—	—	1,207	—	—	—	$847,750	—	—	—	—	—	—	—	—	—	$—	$847,750	$744,587	$103,163

WestPac	—	—	—	—	—	6,680	—	—	—	$6,680	—	—	—	—	—	18,705	—	—	—	$18,705	$(12,025)	$—	$(12,025)
Banking Corp.

Total	$1,239,486	13,437,175	1,012,297	44,761	671,200	2,235,809	—	3,305,729	45,300,000	$67,246,457	898,541	4,175,061	4,185,281	—	218,128	1,271,489	437,817	64,671	—	$11,250,988	$55,995,469

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

84 Absolute Return 500 Fund	Absolute Return 500 Fund 85

Note 10: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

86 Absolute Return 500 Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Absolute Return 700 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Absolute Return 700 Fund (the “fund”) at October 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at October 31, 2016 by correspondence with the custodian, brokers, transfer agent, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2016

Absolute Return 700 Fund 25

The fund’s portfolio 10/31/16

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (37.3%)*	amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.1%)

Government National Mortgage Association Pass-Through Certificates
4.50%, TBA, 11/1/46	$1,000,000	$1,079,219

		1,079,219

U.S. Government Agency Mortgage Obligations (37.2%)

Federal Home Loan Mortgage Corporation Pass-Through Certificates
3.50%, TBA, 11/1/46	1,000,000	1,049,375

Federal National Mortgage Association Pass-Through Certificates

5.50%, 1/1/38	1,444,400	1,638,738

5.50%, TBA, 11/1/46	1,000,000	1,126,574

4.50%, 11/1/44	1,380,397	1,538,766

4.00%, TBA, 11/1/46	1,000,000	1,070,781

3.50%, with due dates from 6/1/42 to 1/1/46	3,469,582	3,678,241

3.50%, TBA, 12/1/46	34,000,000	35,659,186

3.50%, TBA, 11/1/46	36,000,000	37,794,755

3.50%, 6/1/43 [i]	117,267	126,447

3.00%, with due dates from 2/1/43 to 2/1/43	1,451,368	1,498,537

3.00%, TBA, 12/1/46	129,000,000	132,552,544

3.00%, TBA, 11/1/46	135,000,000	138,986,712

2.50%, TBA, 12/1/46	26,000,000	25,906,821

2.50%, TBA, 11/1/46	72,000,000	71,865,720

		454,493,197

Total U.S. government and agency mortgage obligations (cost $458,093,715)		$455,572,416

COMMON STOCKS (36.2%)*	Shares	Value

Basic materials (2.2%)

Anhui Conch Cement Co., Ltd. (China)	612,000	$1,696,305

Ashland Global Holdings, Inc.	4,200	469,266

Bemis Co., Inc.	11,800	574,896

Braskem SA Class A (Preference) (Brazil)	383,900	3,400,017

China Lesso Group Holdings, Ltd. (China)	2,194,000	1,606,443

China Railway Construction Corp., Ltd. (China)	2,670,000	3,340,153

Hyosung Corp. (South Korea)	24,428	2,851,903

IRPC PCL (Thailand)	7,946,100	1,085,288

Lee & Man Paper Manufacturing, Ltd. (China)	465,000	348,813

Lotte Chemical Corp. (South Korea)	1,679	422,339

PTT Global Chemical PCL (Thailand)	1,729,800	2,965,583

Reliance Steel & Aluminum Co.	7,700	529,606

Sherwin-Williams Co. (The)	5,900	1,444,674

Siam Cement PCL (The) (Thailand)	209,650	3,016,066

Sinopec Shanghai Petrochemical Co., Ltd. (China)	4,700,000	2,395,085

Sonoco Products Co.	9,900	497,871

		26,644,308

Capital goods (2.2%)
Allison Transmission Holdings, Inc.	35,000	1,025,150

Avery Dennison Corp.	22,900	1,598,191

Berry Plastics Group, Inc. †	11,700	511,875

BWX Technologies, Inc.	13,400	525,548

Carlisle Cos., Inc.	3,900	408,915

26 Absolute Return 700 Fund

COMMON STOCKS (36.2%)* cont.	Shares	Value

Capital goods cont.

China Communications Construction Co., Ltd. (China)	1,118,000	$1,230,889

China Railway Group, Ltd. (China)	3,704,000	2,858,778

Crown Holdings, Inc. †	12,700	688,975

General Dynamics Corp.	15,300	2,306,322

Honeywell International, Inc.	35,500	3,893,640

Northrop Grumman Corp.	20,000	4,580,000

Raytheon Co.	32,300	4,412,503

Waste Management, Inc.	50,900	3,342,094

		27,382,880

Communication services (3.0%)

AT&T, Inc.	44,500	1,637,155

China Mobile, Ltd. (China)	77,000	882,016

Comcast Corp. Class A	28,100	1,737,142

DISH Network Corp. Class A †	279,373	16,360,083

Juniper Networks, Inc.	112,700	2,968,518

KT Corp. (South Korea)	2,695	76,009

LG Uplus Corp. (South Korea)	85,621	882,157

Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	11,772,400	3,800,431

Telkom SA SOC, Ltd. (South Africa)	437,959	2,020,612

Verizon Communications, Inc.	117,717	5,662,188

		36,026,311

Consumer cyclicals (3.9%)

Alfa SAB de CV (Mexico)	445,483	675,967

Aramark	9,000	335,070

Automatic Data Processing, Inc.	46,800	4,074,408

AutoZone, Inc. †	4,300	3,191,288

Carter’s, Inc.	5,200	448,968

CBS Corp. Class B (non-voting shares)	30,300	1,715,586

China Dongxiang Group Co., Ltd. (China)	2,738,000	532,429

Clorox Co. (The)	2,300	276,046

Dollar General Corp.	44,100	3,046,869

Hankook Tire Co., Ltd. (South Korea)	7,015	338,329

Hasbro, Inc.	21,400	1,784,974

Home Depot, Inc. (The)	4,800	585,648

Hyatt Hotels Corp. Class A †	9,500	482,505

Imperial Holdings, Ltd. (South Africa)	176,704	2,232,037

Interpublic Group of Cos., Inc. (The)	54,500	1,220,255

Itausa — Investimentos Itau SA (Brazil)	740,100	2,188,767

John Wiley & Sons, Inc. Class A	5,300	273,480

Kia Motors Corp. (South Korea)	73,296	2,602,290

Kimberly-Clark Corp.	3,600	411,876

Kimberly-Clark de Mexico SAB de CV Class A (Mexico)	1,399,009	3,014,742

Lowe’s Cos., Inc.	50,000	3,332,500

Madison Square Garden Co. (The) Class A †	1,300	215,137

News Corp. Class B	14,200	176,080

Omnicom Group, Inc.	1,772	141,441

PVH Corp.	4,300	460,014

Qualicorp SA (Brazil)	278,100	1,789,528

Scotts Miracle-Gro Co. (The) Class A	5,100	449,259

Absolute Return 700 Fund 27

COMMON STOCKS (36.2%)* cont.	Shares	Value

Consumer cyclicals cont.

ServiceMaster Global Holdings, Inc. †	23,000	$823,170

Smiles SA (Brazil)	195,100	3,560,942

TJX Cos., Inc. (The)	29,600	2,183,000

Twenty-First Century Fox, Inc.	91,900	2,414,213

Vail Resorts, Inc.	1,200	191,328

Vantiv, Inc. Class A †	42,300	2,468,628

World Fuel Services Corp.	8,500	342,125

		47,978,899

Consumer staples (3.4%)

Altria Group, Inc.	82,331	5,443,726

Church & Dwight Co., Inc.	13,500	651,510

Colgate-Palmolive Co.	46,400	3,311,104

Constellation Brands, Inc. Class A	2,000	334,240

Coty, Inc. Class A †	10,422	239,602

CVS Health Corp.	40,500	3,406,050

General Mills, Inc.	45,500	2,820,090

Gruma SAB de CV Class B (Mexico)	194,488	2,703,549

Grupo Lala SAB de CV (Mexico)	1,014,429	1,886,523

Hershey Co. (The)	30,300	3,104,538

JBS SA (Brazil)	338,651	1,030,170

KT&G Corp. (South Korea)	31,607	3,115,432

LG Household & Health Care, Ltd. (South Korea)	3,540	2,536,513

McDonald’s Corp.	39,168	4,409,142

New Oriental Education & Technology Group, Inc. ADR (China) †	15,940	799,072

PepsiCo, Inc.	3,200	343,040

Philip Morris International, Inc.	1,500	144,660

Pool Corp.	4,000	370,320

Procter & Gamble Co. (The)	15,153	1,315,280

Sao Martinho SA (Brazil)	44,401	884,264

Sysco Corp.	56,000	2,694,720

US Foods Holding Corp. †	5,600	126,560

		41,670,105

Energy (1.9%)

Bangchak Petroleum PCL (The) (Thailand)	814,600	704,097

Dril-Quip, Inc. †	3,800	180,500

Exxon Mobil Corp.	94,731	7,892,987

FMC Technologies, Inc. †	33,000	1,064,910

Formosa Petrochemical Corp. (Taiwan)	413,000	1,380,058

Halcon Resources Corp. † S	32,166	287,886

Phillips 66	14,100	1,144,215

SandRidge Energy, Inc. † S	15,523	357,495

Schlumberger, Ltd.	63,400	4,959,782

SK Innovation Co., Ltd. (South Korea)	16,248	2,130,109

Thai Oil PCL (Thailand)	1,201,400	2,402,972

Vantage Drilling International (Units) (Cayman Islands) †	1,527	128,268

		22,633,279

Financials (7.6%)

Aflac, Inc.	19,000	1,308,530

AGNC Investment Corp. R	129,100	2,589,746

28 Absolute Return 700 Fund

COMMON STOCKS (36.2%)* cont.	Shares	Value

Financials cont.

Agricultural Bank of China, Ltd. (China)	8,542,000	$3,601,017

Alleghany Corp. †	500	258,105

Allstate Corp. (The)	7,000	475,300

Ally Financial, Inc.	39,300	710,151

American Financial Group, Inc.	4,400	327,800

Annaly Capital Management, Inc. R	118,100	1,223,516

Aspen Insurance Holdings, Ltd.	10,100	487,325

Associated Banc-Corp.	8,700	176,610

Assured Guaranty, Ltd.	10,100	301,889

Banco Bradesco SA ADR (Brazil)	277,834	2,892,252

Bank Negara Indonesia Persero Tbk PT (Indonesia)	4,967,700	2,117,989

Bank of Communications Co., Ltd. (China)	4,208,000	3,206,101

Bank of New York Mellon Corp. (The)	34,200	1,479,834

Berkshire Hathaway, Inc. Class B †	16,300	2,352,090

Brandywine Realty Trust R	16,400	254,200

Broadridge Financial Solutions, Inc.	13,500	872,910

Capital One Financial Corp.	22,600	1,673,304

Chimera Investment Corp. R	52,500	822,675

China Cinda Asset Management Co., Ltd. (China)	6,485,000	2,332,553

China Construction Bank Corp. (China)	4,196,000	3,064,659

China Life Insurance Co., Ltd. (Taiwan)	290,000	267,354

Chongqing Rural Commercial Bank Co., Ltd. (China)	2,473,000	1,482,522

CoreLogic, Inc. †	11,400	485,184

Corporate Office Properties Trust R	9,400	250,886

Discover Financial Services	32,000	1,802,560

Equity Commonwealth † R	13,900	419,919

Equity Lifestyle Properties, Inc. R	4,400	333,696

Equity One, Inc. R	9,300	265,050

Equity Residential Trust R	21,000	1,296,750

Everest Re Group, Ltd.	4,386	892,639

Guangzhou R&F Properties Co., Ltd. (China)	2,034,800	2,871,131

Hanover Insurance Group, Inc. (The)	2,500	190,475

Highwealth Construction Corp. (Taiwan)	845,000	1,251,459

Highwoods Properties, Inc. R	8,500	421,855

Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)	30,497	940,256

Industrial & Commercial Bank of China, Ltd. (China)	5,973,000	3,586,999

Industrial Bank of Korea (South Korea)	141,509	1,631,785

Intercontinental Exchange, Inc.	5,700	1,541,223

KB Financial Group, Inc. (South Korea)	6,074	224,952

Liberty Holdings, Ltd. (South Africa)	234,727	2,018,474

Liberty Property Trust R	10,100	408,343

Macerich Co. (The) R	7,900	559,162

Macquarie Mexico Real Estate Management SA de CV (Mexico) R	637,850	802,501

Marsh & McLennan Cos., Inc.	29,600	1,876,344

MFA Financial, Inc. R	68,500	500,735

Moscow Exchange MICEX-RTS OAO (Russia) †	1,607,316	2,964,002

MRV Engenharia e Participacoes SA (Brazil)	734,300	2,843,342

Old Mutual PLC (South Africa)	759,075	1,872,153

People’s Insurance Co. Group of China, Ltd. (China)	6,984,000	2,782,161

Absolute Return 700 Fund 29

COMMON STOCKS (36.2%)* cont.	Shares	Value

Financials cont.

PNC Financial Services Group, Inc. (The)	39,800	$3,804,880

Popular, Inc. (Puerto Rico)	16,800	609,840

Post Properties, Inc. R	4,300	282,897

Public Storage R	1,200	256,464

Regency Centers Corp. R	8,300	598,181

Reinsurance Group of America, Inc.	5,800	625,588

Retail Properties of America, Inc. Class A R	14,100	219,537

Sberbank of Russia PJSC ADR (Russia)	445,010	4,223,145

Shinhan Financial Group Co., Ltd. (South Korea)	26,836	1,032,712

SunTrust Banks, Inc.	29,900	1,352,377

TCF Financial Corp.	27,900	398,970

Travelers Cos., Inc. (The)	16,100	1,741,698

Two Harbors Investment Corp. R	68,300	568,939

U.S. Bancorp	38,000	1,700,880

Voya Financial, Inc.	44,000	1,344,200

Weingarten Realty Investors R	7,000	253,470

Wells Fargo & Co.	91,780	4,222,798

Western Alliance Bancorp †	9,500	354,920

		92,903,964

Health care (3.1%)

AmerisourceBergen Corp.	14,400	1,012,608

C.R. Bard, Inc.	5,000	1,083,400

Charles River Laboratories International, Inc. †	4,000	303,520

DaVita Inc. †	26,200	1,535,844

Intuitive Surgical, Inc. †	3,500	2,352,280

Johnson & Johnson	65,585	7,607,204

McKesson Corp.	21,200	2,696,004

Merck & Co., Inc.	39,327	2,309,281

Pfizer, Inc.	181,900	5,768,049

Richter Gedeon Nyrt (Hungary)	144,823	3,112,751

St Shine Optical Co., Ltd. (Taiwan)	17,000	357,139

Thermo Fisher Scientific, Inc.	29,600	4,352,088

UnitedHealth Group, Inc.	34,000	4,805,220

VWR Corp. †	7,900	217,329

Waters Corp. †	2,000	278,280

		37,790,997

Technology (6.4%)

Agilent Technologies, Inc.	19,500	849,615

Alibaba Group Holding, Ltd. ADR (China) † S	12,737	1,295,226

Alphabet, Inc. Class A †	8,900	7,208,110

Amdocs, Ltd.	18,000	1,052,100

Apple, Inc.	28,505	3,236,458

Applied Materials, Inc.	116,900	3,399,452

AU Optronics Corp. (Taiwan)	678,000	257,667

Cisco Systems, Inc.	189,800	5,823,064

CommerceHub, Inc. Ser. C †	16,500	248,325

eBay, Inc. †	138,400	3,945,784

Fiserv, Inc. †	24,100	2,373,368

Fitbit, Inc. Class A † S	73,500	974,610

30 Absolute Return 700 Fund

COMMON STOCKS (36.2%)* cont.	Shares	Value

Technology cont.

Foxconn Technology Co., Ltd. (Taiwan)	1,143,320	$3,316,620

Genpact, Ltd. †	17,300	397,727

Hon Hai Precision Industry Co., Ltd. (Taiwan)	2,039,400	5,502,917

Intuit, Inc.	13,400	1,457,116

L-3 Communications Holdings, Inc.	5,000	684,700

Microsoft Corp.	25,223	1,511,362

Motorola Solutions, Inc.	11,000	798,380

MSCI, Inc.	4,200	336,798

NetEase, Inc. ADR (China)	18,826	4,838,094

Paychex, Inc.	63,100	3,483,120

Samsung Electronics Co., Ltd. (South Korea)	7,992	11,397,006

Synopsys, Inc. †	18,000	1,067,580

Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	158,009	4,914,080

Tencent Holdings, Ltd. (China)	157,300	4,165,263

Texas Instruments, Inc.	43,400	3,074,890

Tripod Technology Corp. (Taiwan)	337,000	796,055

		78,405,487

Transportation (0.9%)

AirAsia Bhd (Malaysia)	255,500	168,683

China Southern Airlines Co., Ltd. (China)	3,644,000	2,050,004

Controladora Vuela Cia de Aviacion SAB de CV Class A (Mexico) †	202,370	386,731

Eva Airways Corp. (Taiwan)	1,332,000	641,380

MISC Bhd (Malaysia)	902,200	1,617,099

Southwest Airlines Co.	24,000	961,200

United Parcel Service, Inc. Class B	44,299	4,773,660

		10,598,757

Utilities and power (1.6%)

American Electric Power Co., Inc.	26,700	1,731,228

American Water Works Co., Inc.	11,100	821,844

Equatorial Energia SA (Brazil)	190,900	3,405,340

Eversource Energy	11,500	633,190

Great Plains Energy, Inc.	19,700	560,268

Korea Electric Power Corp. (South Korea)	74,282	3,204,355

NiSource, Inc.	29,300	681,518

PG&E Corp.	41,700	2,590,404

Southern Co. (The)	43,600	2,248,452

Tenaga Nasional Bhd (Malaysia)	1,031,000	3,522,615

Westar Energy, Inc.	10,200	584,664

		19,983,878

Total common stocks (cost $400,740,454)		$442,018,865

	Principal
MORTGAGE-BACKED SECURITIES (11.9%)*	amount	Value

Agency collateralized mortgage obligations (7.2%)

Federal Home Loan Mortgage Corporation

IFB Ser. 2990, Class LB, 15.579%, 6/15/34	$266,608	$339,902

IFB Ser. 3232, Class KS, IO, 5.765%, 10/15/36	430,327	71,004

IFB Ser. 4104, Class S, IO, 5.565%, 9/15/42	680,443	151,499

IFB Ser. 3116, Class AS, IO, 5.565%, 11/15/34	57,131	964

IFB Ser. 4096, Class SM, IO, 5.515%, 8/15/42	5,073,400	943,072

Absolute Return 700 Fund 31

	Principal
MORTGAGE-BACKED SECURITIES (11.9%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Federal Home Loan Mortgage Corporation

IFB Ser. 3852, Class NT, 5.465%, 5/15/41	$1,558,129	$1,614,962

Ser. 3687, Class CI, IO, 5.00%, 11/15/38	1,082,659	115,578

Ser. 4322, Class ID, IO, 4.50%, 5/15/43	5,189,305	679,482

Ser. 4122, Class TI, IO, 4.50%, 10/15/42	1,198,317	202,156

Ser. 4026, Class GI, IO, 4.50%, 9/15/41	4,986,692	804,357

Ser. 4568, Class MI, IO, 4.00%, 4/15/46	10,825,454	1,299,055

Ser. 4462, IO, 4.00%, 4/15/45	2,141,580	354,196

Ser. 4452, Class QI, IO, 4.00%, 11/15/44	4,957,866	818,048

Ser. 4355, Class DI, IO, 4.00%, 3/15/44	4,244,055	364,989

Ser. 4193, Class PI, IO, 4.00%, 3/15/43	3,064,605	449,951

Ser. 4121, Class MI, IO, 4.00%, 10/15/42	3,696,754	660,795

Ser. 4116, Class MI, IO, 4.00%, 10/1/42	3,017,197	506,289

Ser. 4213, Class GI, IO, 4.00%, 11/15/41	2,257,155	262,056

Ser. 3996, Class IK, IO, 4.00%, 3/15/39	3,669,047	329,975

Ser. 4604, Class QI, IO, 3.50%, 7/15/46	8,788,422	1,264,039

Ser. 4369, Class IA, IO, 3.50%, 7/15/44	1,559,971	214,496

Ser. 303, Class C18, IO, 3.50%, 1/15/43	4,261,345	706,851

Ser. 4121, Class AI, IO, 3.50%, 10/15/42	5,788,516	1,054,058

Ser. 4122, Class CI, IO, 3.50%, 10/15/42	4,771,341	595,110

Ser. 4136, Class IW, IO, 3.50%, 10/15/42	3,135,432	406,120

Ser. 4097, Class PI, IO, 3.50%, 11/15/40	3,623,791	344,517

Ser. 4150, Class DI, IO, 3.00%, 1/15/43	2,952,798	343,263

Ser. 4158, Class TI, IO, 3.00%, 12/15/42	5,416,451	558,382

Ser. 4134, Class PI, IO, 3.00%, 11/15/42	7,121,090	791,936

Ser. 4183, Class MI, IO, 3.00%, 2/15/42	2,119,215	210,438

Ser. 4206, Class IP, IO, 3.00%, 12/15/41	4,294,012	461,102

FRB Ser. 8, Class A9, IO, 0.455%, 11/15/28	149,348	2,054

FRB Ser. 59, Class 1AX, IO, 0.277%, 10/25/43	381,900	3,879

Ser. 48, Class A2, IO, 0.212%, 7/25/33	569,410	4,248

Federal National Mortgage Association

IFB Ser. 05-74, Class NK, 24.83%, 5/25/35	51,546	80,590

IFB Ser. 05-122, Class SE, 21.231%, 11/25/35	128,282	185,994

IFB Ser. 11-4, Class CS, 11.832%, 5/25/40	709,212	843,819

Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	4,048,445	972,394

IFB Ser. 12-68, Class BS, IO, 5.466%, 7/25/42	5,964,764	1,052,220

IFB Ser. 13-101, Class SE, IO, 5.366%, 10/25/43	3,679,998	889,654

Ser. 397, Class 2, IO, 5.00%, 9/25/39	35,254	5,865

Ser. 421, Class C6, IO, 4.00%, 5/25/45	3,570,171	550,431

Ser. 14-47, Class IP, IO, 4.00%, 3/25/44	5,972,956	723,480

Ser. 12-124, Class UI, IO, 4.00%, 11/25/42	4,044,712	687,197

Ser. 12-96, Class PI, IO, 4.00%, 7/25/41	931,646	109,023

Ser. 12-22, Class CI, IO, 4.00%, 3/25/41	3,566,097	383,355

Ser. 409, Class C16, IO, 4.00%, 11/25/40	439,522	61,885

Ser. 15-10, Class AI, IO, 3.50%, 8/25/43	1,824,150	162,944

Ser. 12-118, Class IC, IO, 3.50%, 11/25/42	5,915,881	1,053,511

Ser. 12-136, Class PI, IO, 3.50%, 11/25/42	2,498,155	244,395

Ser. 14-10, IO, 3.50%, 8/25/42	2,573,858	288,876

Ser. 12-101, Class PI, IO, 3.50%, 8/25/40	2,321,139	189,871

32 Absolute Return 700 Fund

	Principal
MORTGAGE-BACKED SECURITIES (11.9%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Federal National Mortgage Association

Ser. 14-76, IO, 3.50%, 11/25/39	$6,588,154	$650,711

Ser. 13-21, Class AI, IO, 3.50%, 3/25/33	3,301,762	484,513

Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	2,522,739	274,726

Ser. 13-1, Class MI, IO, 3.00%, 1/25/43	4,547,187	405,746

Ser. 13-8, Class NI, IO, 3.00%, 12/25/42	4,450,596	460,639

Ser. 6, Class BI, IO, 3.00%, 12/25/42	4,751,080	368,684

Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	2,455,017	214,814

Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	3,133,379	217,739

Ser. 13-31, Class NI, IO, 3.00%, 6/25/41	4,563,406	366,791

Ser. 98-W2, Class X, IO, 0.783%, 6/25/28	951,312	46,376

FRB Ser. 03-W10, Class 1, IO, 0.621%, 6/25/43	196,659	2,489

Ser. 98-W5, Class X, IO, 0.444%, 7/25/28	290,794	14,176

Ser. 08-36, Class OV, PO, zero %, 1/25/36	17,480	15,613

Government National Mortgage Association

IFB Ser. 11-81, Class SB, IO, 6.17%, 11/16/36	1,160,075	111,843

Ser. 09-79, Class IC, IO, 6.00%, 8/20/39	3,916,415	729,119

IFB Ser. 13-129, Class SN, IO, 5.624%, 9/20/43	776,212	130,256

IFB Ser. 16-77, Class SC, IO, 5.574%, 10/20/45	2,277,334	495,320

IFB Ser. 13-99, Class VS, IO, 5.565%, 7/16/43	947,503	165,927

Ser. 14-182, Class KI, IO, 5.00%, 10/20/44	4,574,279	791,213

Ser. 14-133, Class IP, IO, 5.00%, 9/16/44	3,579,344	652,264

Ser. 14-122, Class IC, IO, 5.00%, 8/20/44	3,284,211	543,767

Ser. 14-76, IO, 5.00%, 5/20/44	2,594,809	494,113

Ser. 14-163, Class NI, IO, 5.00%, 2/20/44	2,873,659	505,892

Ser. 14-2, Class IC, IO, 5.00%, 1/16/44	5,037,623	1,025,023

Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	879,174	159,957

Ser. 11-116, Class IB, IO, 5.00%, 10/20/40	314,835	12,714

Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	756,268	139,644

Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	1,308,409	229,665

Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	3,651,059	664,325

Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	3,253,245	603,510

Ser. 16-49, IO, 4.50%, 11/16/45	4,832,869	930,544

Ser. 15-80, Class IA, IO, 4.50%, 6/20/45	4,869,839	836,888

Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	1,059,855	149,164

Ser. 11-18, Class PI, IO, 4.50%, 8/20/40	133,253	15,059

Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	1,854,950	294,010

Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	885,304	147,587

Ser. 13-151, Class IB, IO, 4.50%, 2/20/40	1,643,061	264,263

Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	1,164,066	193,685

Ser. 09-121, Class BI, IO, 4.50%, 12/16/39	725,294	154,524

Ser. 09-121, Class CI, IO, 4.50%, 12/16/39	3,159,346	625,880

Ser. 13-34, Class PI, IO, 4.50%, 8/20/39	3,697,623	431,882

Ser. 10-103, Class DI, IO, 4.50%, 12/20/38	1,482,731	61,613

Ser. 15-186, Class AI, IO, 4.00%, 12/20/45	7,743,363	1,141,836

Ser. 15-99, Class LI, IO, 4.00%, 7/20/45	2,441,553	260,803

Ser. 15-79, Class CI, IO, 4.00%, 5/20/45	5,478,675	883,269

Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	4,371,637	926,092

Ser. 15-187, Class JI, IO, 4.00%, 3/20/45	6,277,791	821,976

Absolute Return 700 Fund 33

	Principal
MORTGAGE-BACKED SECURITIES (11.9%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Government National Mortgage Association

Ser. 15-40, IO, 4.00%, 3/20/45	$1,219,827	$244,167

Ser. 14-63, Class PI, IO, 4.00%, 7/20/43	1,705,473	209,091

Ser. 13-24, Class PI, IO, 4.00%, 11/20/42	1,375,754	200,995

Ser. 12-106, Class QI, IO, 4.00%, 7/20/42	871,050	133,226

Ser. 12-38, Class MI, IO, 4.00%, 3/20/42 F	4,971,229	861,792

Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	1,476,452	234,363

Ser. 14-104, IO, 4.00%, 3/20/42	4,545,512	729,918

Ser. 12-50, Class PI, IO, 4.00%, 12/20/41	2,126,630	299,855

Ser. 14-162, Class DI, IO, 4.00%, 11/20/38	2,465,429	192,079

Ser. 14-133, Class AI, IO, 4.00%, 10/20/36	5,141,540	457,057

Ser. 13-53, Class IA, IO, 4.00%, 12/20/26	2,423,898	266,629

Ser. 16-111, Class IP, IO, 3.50%, 8/20/46	9,221,329	829,920

Ser. 15-64, Class PI, IO, 3.50%, 5/20/45	4,178,269	423,384

Ser. 15-20, Class PI, IO, 3.50%, 2/20/45	4,010,072	586,076

Ser. 15-24, Class CI, IO, 3.50%, 2/20/45	1,633,610	313,361

Ser. 15-24, Class IA, IO, 3.50%, 2/20/45	1,874,061	278,810

Ser. 13-102, Class IP, IO, 3.50%, 6/20/43	1,788,847	121,445

Ser. 13-76, IO, 3.50%, 5/20/43	4,375,912	511,938

Ser. 13-79, Class PI, IO, 3.50%, 4/20/43	4,019,506	475,106

Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	2,778,569	254,517

Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	1,923,340	222,684

Ser. 12-145, IO, 3.50%, 12/20/42	1,446,145	216,524

Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	1,032,574	119,025

Ser. 12-136, Class BI, IO, 3.50%, 11/20/42	5,475,597	962,610

Ser. 13-37, Class LI, IO, 3.50%, 1/20/42	1,472,990	146,471

Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	2,602,426	204,134

Ser. 15-36, Class GI, IO, 3.50%, 6/16/41	2,240,994	243,170

Ser. 12-71, Class JI, IO, 3.50%, 4/16/41	1,852,888	122,120

Ser. 13-157, Class IA, IO, 3.50%, 4/20/40	4,426,693	473,368

Ser. 13-90, Class HI, IO, 3.50%, 4/20/40	4,848,647	219,498

Ser. 13-79, Class XI, IO, 3.50%, 11/20/39	5,494,320	618,111

Ser. 183, Class AI, IO, 3.50%, 10/20/39	2,686,973	273,770

Ser. 15-118, Class EI, IO, 3.50%, 7/20/39	4,031,376	372,745

Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	4,624,412	466,649

Ser. 15-96, Class NI, IO, 3.50%, 1/20/39	7,930,073	725,602

Ser. 15-82, Class GI, IO, 3.50%, 12/20/38	9,877,010	817,224

Ser. 15-124, Class DI, IO, 3.50%, 1/20/38	5,132,957	655,597

Ser. 15-24, Class AI, IO, 3.50%, 12/20/37	5,258,348	669,335

Ser. 15-24, Class IC, IO, 3.50%, 11/20/37	2,510,562	305,199

Ser. 14-145, Class PI, IO, 3.50%, 10/20/29	1,502,444	169,265

Ser. 14-115, Class QI, IO, 3.00%, 3/20/29	2,859,331	255,882

Ser. 16-H23, Class NI, IO, 2.83%, 10/20/66	8,870,000	1,318,082

Ser. 15-H22, Class GI, IO, 2.578%, 9/20/65	5,720,361	792,842

FRB Ser. 15-H16, Class XI, IO, 2.468%, 7/20/65	8,824,254	1,117,151

Ser. 15-H20, Class CI, IO, 2.442%, 8/20/65	9,823,499	1,251,082

Ser. 15-H25, Class BI, IO, 2.378%, 10/20/65	10,244,889	1,242,705

Ser. 16-H04, Class HI, IO, 2.363%, 7/20/65	3,550,521	410,085

Ser. 15-H26, Class DI, IO, 2.142%, 10/20/65	7,651,046	938,783

34 Absolute Return 700 Fund

	Principal
MORTGAGE-BACKED SECURITIES (11.9%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Government National Mortgage Association

Ser. 16-H11, Class HI, IO, 2.081%, 1/20/66	$3,191,750	$360,144

Ser. 15-H09, Class AI, IO, 2.049%, 4/20/65	7,958,007	859,465

Ser. 15-H24, Class HI, IO, 2.03%, 9/20/65	15,854,835	1,377,785

Ser. 16-H03, Class AI, IO, 2.001%, 1/20/66	6,831,376	835,539

Ser. 16-H02, Class BI, IO, 1.964%, 11/20/65	8,291,542	969,306

Ser. 14-H21, Class AI, IO, 1.963%, 10/20/64	7,521,852	803,334

Ser. 15-H15, Class JI, IO, 1.94%, 6/20/65	7,336,866	829,800

Ser. 15-H19, Class NI, IO, 1.913%, 7/20/65	12,694,822	1,396,430

Ser. 16-H04, Class KI, IO, 1.873%, 2/20/66	6,662,546	691,059

Ser. 15-H25, Class EI, IO, 1.849%, 10/20/65	9,067,064	932,094

Ser. 15-H18, Class IA, IO, 1.83%, 6/20/65	6,406,718	560,588

Ser. 15-H10, Class CI, IO, 1.809%, 4/20/65	13,022,231	1,340,287

Ser. 15-H26, Class GI, IO, 1.794%, 10/20/65	7,348,136	771,554

Ser. 16-H07, Class HI, IO, 1.752%, 2/20/66	8,642,285	949,390

Ser. 15-H26, Class EI, IO, 1.723%, 10/20/65	9,587,141	975,012

Ser. 15-H09, Class BI, IO, 1.701%, 3/20/65	11,177,520	1,043,980

Ser. 15-H10, Class EI, IO, 1.637%, 4/20/65	11,690,533	828,859

Ser. 15-H24, Class BI, IO, 1.616%, 8/20/65	13,294,640	872,128

Ser. 15-H25, Class AI, IO, 1.615%, 9/20/65	10,438,612	941,563

Ser. 15-H14, Class BI, IO, 1.593%, 5/20/65	14,743,480	1,008,454

Ser. 16-H08, Class GI, IO, 1.432%, 4/20/66	11,293,177	781,488

Ser. 15-H26, Class CI, IO, 0.576%, 8/20/65	29,085,788	721,328

GSMPS Mortgage Loan Trust 144A

FRB Ser. 98-4, IO, 1.147%, 12/19/26	50,691	—

FRB Ser. 98-2, IO, 1.004%, 5/19/27	31,411	—

FRB Ser. 99-2, IO, 0.84%, 9/19/27	74,802	655

FRB Ser. 98-3, IO, zero %, 9/19/27	34,852	—

		87,334,655

Commercial mortgage-backed securities (2.5%)

Banc of America Commercial Mortgage Trust

Ser. 06-1, Class B, 5.49%, 9/10/45	255,000	254,337

FRB Ser. 07-1, Class XW, IO, 0.311%, 1/15/49	1,774,085	4,543

Banc of America Commercial Mortgage Trust 144A FRB Ser. 08-1,
Class C, 6.27%, 2/10/51	584,000	526,593

Banc of America Merrill Lynch Commercial Mortgage, Inc.

FRB Ser. 05-5, Class D, 5.403%, 10/10/45	170,106	170,047

FRB Ser. 05-1, Class C, 5.349%, 11/10/42	429,000	406,829

Ser. 05-6, Class G, 5.147s, 9/10/47 F	440,599	431,820

Ser. 05-3, Class AJ, 4.767%, 7/10/43	225,000	91,336

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-4, Class XC, IO, 0.035%, 7/10/42	100,024	51

Bear Stearns Commercial Mortgage Securities Trust

FRB Ser. 06-PW11, Class AJ, 5.436%, 3/11/39	877,000	876,452

Ser. 05-PWR7, Class D, 5.304%, 2/11/41	431,000	418,070

Ser. 05-PWR7, Class C, 5.235%, 2/11/41	489,000	488,169

Ser. 05-PWR9, Class C, 5.055%, 9/11/42	281,000	281,871

Bear Stearns Commercial Mortgage Securities Trust 144A

FRB Ser. 06-PW11, Class B, 5.436%, 3/11/39	1,010,000	454,500

FRB Ser. 06-PW11, Class C, 5.436%, 3/11/39	384,000	96,000

Absolute Return 700 Fund 35

	Principal
MORTGAGE-BACKED SECURITIES (11.9%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

CD Mortgage Trust 144A FRB Ser. 07-CD5, Class E, 6.116%, 11/15/44	$262,000	$254,259

Citigroup Commercial Mortgage Trust 144A FRB Ser. 14-GC19,
Class D, 4.902%, 3/10/47	762,000	641,026

COMM Mortgage Trust FRB Ser. 07-C9, Class D, 5.813%, 12/10/49	350,000	313,338

COMM Mortgage Trust 144A

Ser. 12-LC4, Class E, 4.25%, 12/10/44	604,000	463,993

Ser. 13-LC13, Class E, 3.719%, 8/10/46	391,000	274,130

Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 1.994%, 5/15/38	184,099	2

GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1,
Class AJ, 5.309%, 3/10/44	1,056,395	1,039,493

GMAC Commercial Mortgage Securities, Inc. Trust Ser. 04-C3,
Class B, 4.965%, 12/10/41	39,654	39,777

GS Mortgage Securities Corp. II 144A

FRB Ser. 13-GC10, Class D, 4.41%, 2/10/46	336,000	308,078

FRB Ser. 13-GC10, Class E, 4.41%, 2/10/46	750,000	560,100

GS Mortgage Securities Trust 144A FRB Ser. 06-GG8, Class X, IO,
0.652%, 11/10/39	10,479,482	10,479

JPMBB Commercial Mortgage Securities Trust 144A

FRB Ser. 14-C18, Class D, 4.814%, 2/15/47	1,623,000	1,386,042

FRB Ser. 13-C14, Class E, 4.562%, 8/15/46	816,000	671,160

FRB Ser. 13-C12, Class E, 4.085%, 7/15/45	1,000,000	755,400

JPMorgan Chase Commercial Mortgage Securities Trust

FRB Ser. 07-CB20, Class AJ, 6.079%, 2/12/51	130,500	130,330

FRB Ser. 06-LDP7, Class B, 5.925%, 4/17/45	619,000	113,587

FRB Ser. 05-LDP2, Class E, 4.981%, 7/15/42	205,000	204,672

FRB Ser. 07-LDPX, Class X, IO, 0.261%, 1/15/49	5,960,928	24,307

JPMorgan Chase Commercial Mortgage Securities Trust 144A

FRB Ser. 07-CB20, Class C, 6.179%, 2/12/51	658,000	579,040

FRB Ser. 12-C6, Class F, 5.191%, 5/15/45	432,000	391,133

Ser. 13-C13, Class E, 3.986%, 1/15/46	639,000	513,884

Ser. 13-C10, Class E, 3.50%, 12/15/47	553,000	402,031

FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46	370,000	273,652

Ser. 12-C6, Class G, 2.972%, 5/15/45	800,000	619,600

LB-UBS Commercial Mortgage Trust

FRB Ser. 06-C3, Class C, 5.567%, 3/15/39	1,703,000	1,671,069

Ser. 06-C6, Class D, 5.502%, 9/15/39	1,187,000	260,820

FRB Ser. 06-C6, Class C, 5.482%, 9/15/39	414,000	103,500

FRB Ser. 07-C2, Class XW, IO, 0.451%, 2/15/40	1,322,599	1,920

Merrill Lynch Mortgage Trust

FRB Ser. 05-CIP1, Class C, 5.595%, 7/12/38	355,110	347,411

Ser. 04-KEY2, Class D, 5.046%, 8/12/39	223,927	221,684

ML-CFC Commercial Mortgage Trust 144A

Ser. 06-4, Class AJFX, 5.147%, 12/12/49	295,000	294,705

FRB Ser. 06-4, Class XC, IO, 0.666%, 12/12/49	8,627,191	25,882

Morgan Stanley Bank of America Merrill Lynch Trust 144A

Ser. 14-C17, Class D, 4.698%, 8/15/47	699,000	575,414

FRB Ser. 12-C6, Class F, 4.656%, 11/15/45	844,000	716,387

FRB Ser. 12-C6, Class G, 4.50%, 11/15/45	2,827,000	2,200,537

36 Absolute Return 700 Fund

	Principal
MORTGAGE-BACKED SECURITIES (11.9%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

Morgan Stanley Bank of America Merrill Lynch Trust 144A

FRB Ser. 13-C11, Class E, 4.37%, 8/15/46	$750,000	$654,750

FRB Ser. 13-C11, Class F, 4.37%, 8/15/46	1,024,000	795,136

Ser. 13-C13, Class F, 3.707%, 11/15/46	1,547,000	1,082,603

Morgan Stanley Capital I Trust

Ser. 07-HQ11, Class D, 5.587%, 2/12/44	2,100,000	636,664

Ser. 07-HQ11, Class C, 5.558%, 2/12/44	1,181,000	708,600

Ser. 06-HQ10, Class B, 5.448%, 11/12/41	1,795,000	1,793,326

FRB Ser. 06-HQ8, Class D, 5.422%, 3/12/44	274,000	202,919

Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 05-C21,
Class E, 5.288%, 10/15/44	569,000	531,110

Wells Fargo Commercial Mortgage Trust 144A

Ser. 12-LC5, Class E, 4.777%, 10/15/45	333,000	284,815

FRB Ser. 13-LC12, Class D, 4.297%, 7/15/46	827,000	752,943

WF-RBS Commercial Mortgage Trust 144A

Ser. 11-C4, Class E, 5.265%, 6/15/44	305,000	306,861

Ser. 12-C6, Class E, 5.00%, 4/15/45	533,000	437,433

Ser. 11-C4, Class F, 5.00%, 6/15/44	851,000	769,900

FRB Ser. 12-C10, Class E, 4.453%, 12/15/45	381,000	311,110

Ser. 13-C12, Class E, 3.50%, 3/15/48	570,000	438,957

Ser. 13-C14, Class E, 3.25%, 6/15/46	360,000	240,732

		30,837,319

Residential mortgage-backed securities (non-agency) (2.2%)

BCAP, LLC Trust 144A

FRB Ser. 14-RR1, Class 2A2, 2.549%, 1/26/36	850,000	638,040

FRB Ser. 12-RR5, Class 4A8, 0.695%, 6/26/35	1,291,922	1,241,712

Bear Stearns Alt-A Trust FRB Ser. 04-3, Class B, 3.459%, 4/25/34	240,527	238,691

Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class B1, 6.834%,
7/25/25 (Bermuda)	919,000	929,339

Countrywide Alternative Loan Trust

FRB Ser. 06-OA10, Class 1A1, 1.483%, 8/25/46	819,256	595,376

FRB Ser. 06-OA7, Class 1A2, 1.463%, 6/25/46	1,700,416	1,398,592

FRB Ser. 05-27, Class 1A6, 1.354%, 8/25/35	589,272	444,900

FRB Ser. 05-59, Class 1A1, 0.856%, 11/20/35	1,257,544	1,073,719

FRB Ser. 06-OC10, Class 2A2A, 0.714%, 11/25/36	766,118	666,523

Federal Home Loan Mortgage Corporation

Structured Agency Credit Risk Debt FRN Ser. 15-DN1, Class B,
12.034%, 1/25/25	1,148,412	1,327,800

Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class B,
11.034%, 10/25/28	250,000	277,757

Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class B,
11.034%, 5/25/28	365,642	405,102

Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B,
10.534%, 7/25/28	1,063,897	1,146,872

Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B,
9.884%, 4/25/28	749,961	803,029

Federal National Mortgage Association

Connecticut Avenue Securities FRB Ser. 16-C03, Class 2B,
13.284%, 10/25/28	380,000	468,116

Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B,
12.784%, 9/25/28	1,310,000	1,594,467

Absolute Return 700 Fund 37

	Principal
MORTGAGE-BACKED SECURITIES (11.9%)* cont.	amount	Value

Residential mortgage-backed securities (non-agency) cont.

Federal National Mortgage Association

Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B,
12.284%, 10/25/28	$770,000	$902,975

Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B,
12.284%, 8/25/28	1,000,000	1,188,243

Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
6.434%, 10/25/28	872,500	939,510

Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
6.234%, 4/25/28	3,235,000	3,449,608

Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
6.084%, 4/25/28	140,000	148,982

Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2,
5.534%, 7/25/25	2,808,000	2,946,700

Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
5.534%, 7/25/25	140,000	148,557

Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
5.084%, 2/25/25	201,533	209,211

Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
4.534%, 5/25/25	129,000	133,442

Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
4.534%, 5/25/25	206,000	212,470

GSAA Trust FRB Ser. 07-6, Class 1A1, 0.654%, 5/25/47	377,541	284,923

MortgageIT Trust FRB Ser. 04-1, Class M2, 1.539%, 11/25/34	306,677	265,266

Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR1,
Class 2A1, 0.714%, 1/25/37	933,324	778,525

WaMu Mortgage Pass-Through Certificates Trust

FRB Ser. 05-AR19, Class A1C3, 1.034%, 12/25/45	365,504	330,050

FRB Ser. 05-AR13, Class A1C3, 1.024%, 10/25/45	1,707,087	1,465,270

Wells Fargo Mortgage Backed Securities Trust FRB Ser. 06-AR6,
Class 7A2, 2.985%, 3/25/36	195,104	190,181

		26,843,948

Total mortgage-backed securities (cost $154,797,341)		$145,015,922

	Principal
COMMODITY LINKED NOTES (11.8%)*†††	amount	Value

Bank of America Corp. 144A sr. unsec. unsub. notes 1-month LIBOR less
0.15%, 2017 (Indexed to the BofA Merrill Lynch Commodity MLCXP2KS
Excess Return Strategy multiplied by 3)	$15,800,000	$14,036,468

Bank of America Corp. 144A sr. unsec. unsub. notes 1-month LIBOR less
0.14%, 2017 (Indexed to the S&P GSCI® Light Energy Total Return Index
multiplied by 3)	23,600,000	23,463,713

Citigroup Global Markets Holdings Inc. sr. notes Ser. N, 3-month USD
LIBOR less 0.20%, 2017 (Indexed to the Citi Commodity Spread Index—
Bloomberg Commodity IndexSM 3 Month Forward Sub-Indices versus
Bloomberg Commodity IndexSM Sub-Indices multiplied by 3)	46,370,000	46,571,153

Bank of America Corp. 144A sr. unsec. unsub. notes 1-month LIBOR less
0.16%, 2017 (Indexed to the S&P GSCI® Light Energy Total Return Index
multiplied by 3)	24,100,000	25,606,742

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2017 (Indexed
to the UBSIF3AT Index multiplied by 3) (United Kingdom)	13,070,000	13,222,358

38 Absolute Return 700 Fund

	Principal
COMMODITY LINKED NOTES (11.8%)*††† cont.	amount	Value

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2017 (Indexed
to the UBSIF3AT Index multiplied by 3) (United Kingdom)	$7,296,000	$7,674,055

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2016 (Indexed
to the UBSIF3AT Index multiplied by 3) (United Kingdom)	12,962,592	14,106,351

Total commodity Linked Notes (cost $143,198,592)		$144,680,840

	Principal
CORPORATE BONDS AND NOTES (9.2%)*	amount	Value

Basic materials (1.5%)

A Schulman, Inc. 144A company guaranty sr. unsec. unsub. notes
6.875%, 6/1/23	$1,275,000	$1,297,313

ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	1,045,000	1,149,500

Cemex SAB de CV 144A company guaranty sr. sub. notes 5.70%,
1/11/25 (Mexico)	2,585,000	2,639,931

Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	415,000	402,550

Coveris Holdings SA 144A company guaranty sr. unsec. notes
7.875%, 11/1/19 (Luxembourg)	1,125,000	1,155,938

CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	440,000	455,400

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.00%, 2/15/21 (Canada)	805,000	763,744

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6.75%, 2/1/22	500,000	511,250

GCP Applied Technologies, Inc. 144A company guaranty sr. unsec.
notes 9.50%, 2/1/23	1,050,000	1,189,125

HudBay Minerals, Inc. company guaranty sr. unsec. notes 9.50%,
10/1/20 (Canada)	1,386,000	1,415,453

Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	2,310,000	2,431,275

Perstorp Holding AB 144A company guaranty sr. notes 8.75%,
5/15/17 (Sweden)	975,000	975,000

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 8/15/22	2,262,000	2,358,135

TMS International Corp. 144A company guaranty sr. unsec. sub.
notes 7.625%, 10/15/21	685,000	565,125

Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	1,073,000	1,110,555

		18,420,294

Capital goods (0.7%)

Advanced Disposal Services, Inc. company guaranty sr. unsec.
notes 8.25%, 10/1/20	1,520,000	1,588,400

American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7.75%, 11/15/19	1,011,000	1,142,430

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	1,000,000	1,032,500

DH Services Luxembourg Sarl 144A company guaranty sr. unsec.
sub. notes 7.75%, 12/15/20 (Luxembourg)	500,000	520,000

Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	1,190,000	1,121,575

KLX, Inc. 144A company guaranty sr. unsec. notes 5.875%, 12/1/22	2,540,000	2,584,958

TI Group Automotive Systems, LLC 144A sr. unsec. notes
8.75%, 7/15/23	1,000,000	1,062,500

		9,052,363

Absolute Return 700 Fund 39

		Principal
CORPORATE BONDS AND NOTES (9.2%)* cont.		amount	Value

Communication services (1.5%)

Altice SA 144A company guaranty sr. unsec. notes 7.75%,
5/15/22 (Luxembourg)		$2,500,000	$2,618,750

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21		3,000,000	2,917,500

Digicel Group, Ltd. 144A sr. unsec. notes 8.25%, 9/30/20 (Jamaica)		2,015,000	1,783,275

Digicel, Ltd. 144A company guaranty sr. unsec. notes 6.75%,
3/1/23 (Jamaica)		200,000	178,750

Digicel, Ltd. 144A sr. unsec. notes 7.00%, 2/15/20 (Jamaica)		500,000	476,875

Frontier Communications Corp. sr. unsec. notes 8.875%, 9/15/20		2,320,000	2,465,000

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7.75%, 6/1/21 (Luxembourg)		140,000	45,500

Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20		1,500,000	1,556,250

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.25%, 4/1/21		750,000	780,000

Telenet Finance V Luxembourg SCA 144A sr. notes 6.75%,
8/15/24 (Luxembourg)	EUR	115,000	139,058

Virgin Media Secured Finance PLC 144A sr. notes 6.00%, 4/15/21
(United Kingdom)	GBP	486,000	621,318

West Corp. 144A company guaranty sr. unsec. sub. notes
5.375%, 7/15/22		$1,350,000	1,299,375

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. sub. notes 10.25%, 7/15/19		1,855,000	1,947,750

Windstream Services, LLC company guaranty sr. unsec. notes
6.375%, 8/1/23		1,955,000	1,730,175

			18,559,576

Consumer cyclicals (0.9%)

American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10.25%, 3/1/22		1,000,000	919,380

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)		2,500,000	2,531,250

Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23		1,805,000	1,917,813

iHeartCommunications, Inc. company guaranty sr. notes
9.00%, 12/15/19		885,000	671,494

JC Penney Corp, Inc. company guaranty sr. unsec. bonds
8.125%, 10/1/19		700,000	762,125

Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
11/15/20 (Canada)		1,491,000	1,487,273

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes 12.125%, 9/1/18		700,000	725,375

Scientific Games International, Inc. 144A company guaranty sr.
notes 7.00%, 1/1/22		530,000	563,708

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming
Finance Corp. 144A sr. notes 6.375%, 6/1/21		1,250,000	1,255,775

Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23		390,000	387,075

			11,221,268

Consumer staples (0.2%)

BlueLine Rental Finance Corp. 144A notes 7.00%, 2/1/19		1,323,000	1,154,318

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11.00%, 3/15/21		1,500,000	1,578,750

			2,733,068

40 Absolute Return 700 Fund

	Principal
CORPORATE BONDS AND NOTES (9.2%)* cont.	amount	Value

Energy (1.3%)

California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	$428,000	$288,900

CHC Helicopter SA company guaranty sr. notes 9.25%, 10/15/20
(Canada) (In default) †	243,000	119,678

Chesapeake Energy Corp. 144A company guaranty notes
8.00%, 12/15/22	1,299,000	1,317,673

Concho Resources, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/22	1,000,000	1,027,500

Halcon Resources Corp. 144A company guaranty notes
8.625%, 2/1/20	1,405,000	1,419,050

Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7.375%, 5/1/22	943,000	971,290

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	1,048,000	1,037,520

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 8.375%, 5/23/21 (Brazil)	902,000	997,838

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	2,369,000	2,330,504

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 4.875%, 3/17/20 (Brazil)	752,000	757,452

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	3,104,000	2,998,464

Samson Investment Co. company guaranty sr. unsec. notes 9.75%,
2/15/20 (In default) †	2,500,000	121,875

SandRidge Energy, Inc. company guaranty notes 8.75%, 6/1/20 F	1,620,000	3,240

WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	2,000,000	1,995,000

		15,385,984

Financials (1.5%)

Hartford Financial Services Group, Inc. (The) jr. unsec. sub. FRB
8.125%, 6/15/38	645,000	706,275

HUB International, Ltd. 144A sr. unsec. notes 7.875%, 10/1/21	1,905,000	1,947,291

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 4.875%, 3/15/19	1,430,000	1,423,565

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657%,
perpetual maturity (United Kingdom)	200,000	222,500

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 7.25%, 12/15/21	1,000,000	1,035,000

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6.75%, 6/15/21	995,000	999,975

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A sr. unsec.
unsub. notes 5.298%, 12/27/17 (Russia)	600,000	613,500

Sberbank of Russia Via SB Capital SA 144A unsec. sub. notes
5.125%, 10/29/22 (Russia)	750,000	754,688

Stearns Holdings, Inc. 144A company guaranty sr. notes
9.375%, 8/15/20	1,000,000	995,000

TMX Finance, LLC/TitleMax Finance Corp. 144A company guaranty
sr. notes 8.50%, 9/15/18	1,000,000	750,000

USI, Inc./NY 144A sr. unsec. notes 7.75%, 1/15/21	1,151,000	1,162,510

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.902%, 7/9/20 (Russia)	575,000	619,563

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.80%, 11/22/25 (Russia)	250,000	267,513

Absolute Return 700 Fund 41

	Principal
CORPORATE BONDS AND NOTES (9.2%)* cont.	amount	Value

Financials cont.

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 5.942%, 11/21/23 (Russia)	$200,000	$206,206

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6.875%,
5/29/18 (Russia)	1,500,000	1,581,780

VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)	2,600,000	2,713,750

Wayne Merger Sub, LLC 144A sr. unsec. notes 8.25%, 8/1/23	1,880,000	1,912,900

		17,912,016

Health care (0.6%)

AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7.875%, 9/1/23	2,510,000	2,353,125

Concordia International Corp. 144A company guaranty sr. unsec.
notes 7.00%, 4/15/23 (Canada)	2,275,000	1,313,813

DPx Holdings BV 144A sr. unsec. sub. notes 7.50%,
2/1/22 (Netherlands)	870,000	915,675

HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	610,000	676,338

Tenet Healthcare Corp. company guaranty sr. notes 6.25%, 11/1/18	665,000	699,913

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.375%, 10/15/20	1,841,000	1,587,863

		7,546,727

Technology (0.6%)

Avaya, Inc. 144A company guaranty sr. notes 7.00%, 4/1/19	1,000,000	812,500

First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23	2,000,000	2,095,000

Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	2,005,000	2,072,669

Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
6.00%, 10/1/20 R	2,465,000	2,609,819

		7,589,988

Utilities and power (0.4%)

AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25	1,834,000	1,852,340

NRG Energy, Inc. 144A company guaranty sr. unsec. notes
7.25%, 5/15/26	2,358,000	2,320,060

		4,172,400

Total corporate bonds and notes (cost $114,815,517)		$112,593,684

INVESTMENT COMPANIES (7.7%)*	Shares	Value

Consumer Staples Select Sector SPDR Fund S	285,400	$15,069,120

Health Care Select Sector SPDR Fund S	215,900	14,543,024

Materials Select Sector SPDR Fund	672,600	31,444,050

Technology Select Sector SPDR Fund S	362,900	17,208,718

Utility Select Sector SPDR Fund S	313,300	15,486,419

Total investment companies (cost $90,611,011)		$93,751,331

42 Absolute Return 700 Fund

	Principal
SENIOR LOANS (4.2%) *C	amount	Value

Basic materials (0.2%)

Builders FirstSource, Inc. bank term loan FRN 4.75%, 7/31/22	$2,045,440	$2,053,622

		2,053,622

Capital goods (0.1%)

Cortes NP Acquisition Corp. bank term loan FRN Ser. B,
6.00%, 9/29/23	1,440,000	1,432,800

		1,432,800

Communication services (0.2%)

Asurion, LLC bank term loan FRN 8.50%, 3/3/21	2,090,000	2,094,353

Asurion, LLC bank term loan FRN Ser. B2, 4.25%, 7/8/20	637,819	638,388

		2,732,741

Consumer cyclicals (2.0%)

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11.25%, 3/1/17 (In default) †	538,351	594,205

Caesars Growth Properties Holdings, LLC bank term loan FRN
6.25%, 5/8/21	1,933,156	1,931,344

CBAC Borrower, LLC bank term loan FRN Ser. B, 8.25%, 7/2/20	1,488,750	1,458,975

DBP Holding Corp. bank term loan FRN Ser. B, 5.00%, 10/11/19	2,872,002	2,666,175

Diamond Resorts International, Inc. bank term loan FRN Ser. B,
7.00%, 9/2/23	570,000	563,350

Golden Nugget, Inc. bank term loan FRN 4.50%, 11/21/19	552,781	558,309

Golden Nugget, Inc. bank term loan FRN 4.50%, 11/21/19	236,906	239,275

iHeartCommunications, Inc. bank term loan FRN Ser. D,
7.274%, 1/30/19	1,617,000	1,223,867

Jo-Ann Stores, LLC bank term loan FRN 6.00%, 9/29/23	2,100,000	2,090,376

Navistar, Inc. bank term loan FRN Ser. B, 6.50%, 8/7/20	1,488,750	1,496,660

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4.25%, 10/25/20	1,397,813	1,283,018

Petco Animal Supplies, Inc. bank term loan FRN Ser. B1,
5.00%, 1/26/23	1,488,750	1,500,743

ROC Finance, LLC bank term loan FRN 5.00%, 6/20/19	2,039,087	2,033,989

Sabre GLBL, Inc. bank term loan FRN Ser. B, 4.00%, 2/19/19	575,621	577,368

Scientific Games International, Inc. bank term loan FRN Ser. B2,
6.00%, 10/1/21	1,965,000	1,971,447

Talbots, Inc. (The) bank term loan FRN 9.50%, 3/19/21	2,098,642	1,944,742

Travelport Finance Luxembourg Sarl bank term loan FRN Ser. B,
5.00%, 9/2/21	729,682	733,331

VGD Merger Sub, LLC bank term loan FRN 5.00%, 8/18/23	1,165,000	1,173,980

Yonkers Racing Corp. bank term loan FRN 4.25%, 8/20/19	891,854	884,422

		24,925,576

Consumer staples (0.5%)

Del Monte Foods, Inc. bank term loan FRN 8.25%, 8/18/21	1,000,000	765,000

Hostess Brands, LLC bank term loan FRN 8.50%, 8/3/23	1,995,000	2,002,481

Revlon Consumer Products Corp. bank term loan FRN Ser. B,
4.25%, 9/7/23	2,505,000	2,509,697

Rite Aid Corp. bank term loan FRN 4.875%, 6/21/21	1,000,000	1,001,750

		6,278,928

Energy (0.2%)

Chesapeake Energy Corp. bank term loan FRN 8.50%, 8/23/21	735,000	783,510

EP Energy, LLC bank term loan FRN 9.75%, 6/30/21	1,250,000	1,275,000

Tervita Corp. bank term loan FRN Ser. B, 6.25%, 5/15/18	316,094	312,143

		2,370,653

Absolute Return 700 Fund 43

	Principal
SENIOR LOANS (4.2%)* [c] cont.	amount	Value

Financials (0.3%)

Altisource Solutions Sarl bank term loan FRN Ser. B, 4.50%, 12/9/20	$1,922,489	$1,855,202

Capital Automotive LP bank term loan FRN 6.00%, 4/29/20	2,000,000	2,007,500

		3,862,702

Health care (0.2%)

Kinetic Concepts, Inc. bank term loan FRN Ser. F1, 5.00%, 11/4/20	1,301,444	1,308,222

Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B,
4.75%, 6/30/21	997,449	970,331

		2,278,553

Technology (0.2%)

Avaya, Inc. bank term loan FRN Ser. B6, 6.50%, 3/31/18	1,461,118	1,249,255

Infor US, Inc. bank term loan FRN Ser. B5, 3.75%, 6/3/20	578,671	576,591

		1,825,846

Transportation (—%)

Livingston International, Inc. bank term loan FRN 8.25%,
4/18/20 (Canada)	331,087	301,289

		301,289

Utilities and power (0.3%)

Dynegy, Inc. bank term loan FRN Ser. C, 5.00%, 6/27/23	1,000,000	1,003,889

Texas Competitive Electric Holdings Co., LLC bank term loan FRN
4.998%, 10/10/17	848,159	247,026

Texas Competitive Electric Holdings Co., LLC bank term loan FRN
4.998%, 10/10/17	8,705	2,535

Texas Competitive Electric Holdings Co., LLC bank term loan FRN
Ser. B, 5.00%, 7/27/23	1,905,429	1,919,323

Texas Competitive Electric Holdings Co., LLC bank term loan FRN
Ser. C, 5.00%, 7/27/23	434,571	437,740

		3,610,513

Total senior loans (cost $52,980,481)		$51,673,223

	Expiration	Strike
WARRANTS (2.1%)* †	date	price	Warrants	Value

Aurobindo Pharma, Ltd. 144A (India)	6/22/17	$0.00	25,561	$313,090

Bharat Petroleum Corp., Ltd. 144A (India)	3/9/18	0.00	363,245	3,639,983

China State Construction Engineering Corp., Ltd.
144A (China)	12/10/17	0.00	3,431,691	3,639,085

Halcon Resources Corp.	9/9/20	0.00	8,737	22,105

HCL Technologies, Ltd. 144A (India)	11/17/16	0.00	167,692	1,927,718

Hindalco Industries, Ltd. 144A (India)	9/26/17	0.00	241,198	540,819

Hindustan Petroleum Corp., Ltd. 144A (India)	6/4/18	0.00	542,130	3,792,836

Indian Oil Corp., Ltd. 144A (India)	10/16/17	0.00	844,336	4,091,685

Infosys, Ltd. 144A (India)	6/27/18	0.00	138,389	2,076,462

Shanghai Automotive Co. (China)	3/2/17	0.00	702,900	2,458,302

Tata Motors, Ltd. 144A (India)	3/9/17	0.00	265,870	2,117,637

Wipro, Ltd. 144A (India)	10/6/17	0.00	25,224	175,395

Zhengzhou Yutong Bus Co., Ltd. 144A (China)	7/24/17	0.00	185,800	590,813

Total warrants (cost $21,459,730)				$25,385,930

44 Absolute Return 700 Fund

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (1.2%)*		amount	Value

Argentina (Republic of) 144A sr. unsec. bonds 7.125%,
7/6/36 (Argentina)		$3,957,000	$4,087,134

Argentina (Republic of) 144A sr. unsec. notes 7.50%,
4/22/26 (Argentina)		$225,000	245,569

Brazil (Federal Republic of) sr. unsec. unsub. notes 10.00%, 1/1/17
(Brazil) (units)	BRL	3,340	1,074,141

Buenos Aires (Province of) 144A sr. unsec. notes 9.125%,
3/16/24 (Argentina)		$2,000,000	2,208,111

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10.875%,
1/26/21 (Argentina)		1,155,000	1,325,363

Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%,
6/10/21 (Argentina)		488,000	505,080

Croatia (Republic of) 144A sr. unsec. unsub. notes 6.375%,
3/24/21 (Croatia)		220,000	244,200

Croatia (Republic of) 144A sr. unsec. unsub. notes 6.25%,
4/27/17 (Croatia)		475,000	484,500

Egypt (Government of) 144A sr. unsec. notes 5.875%,
6/11/25 (Egypt)		722,000	669,164

Indonesia (Republic of) 144A sr. unsec. notes 5.25%,
1/17/42 (Indonesia)		365,000	399,687

Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)		400,000	436,000

Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95%,
1/8/46 (Indonesia)		950,000	1,149,500

Russia (Federation of) 144A sr. unsec. unsub. bonds 12.75%,
6/24/28 (Russia)		125,000	218,594

Russia (Federation of) 144A sr. unsec. unsub. bonds 5.625%,
4/4/42 (Russia)		1,000,000	1,101,250

Total foreign government and agency bonds and notes (cost $13,270,456)			$14,148,293

	Expiration
PURCHASED OPTIONS	date/strike	Contract
OUTSTANDING (0.4%)*	price	amount	Value

SPDR S&P 500 ETF Trust (Put)	Oct-17/$183.00	$193,127	$1,243,954

SPDR S&P 500 ETF Trust (Put)	Sep-17/180.00	205,704	1,103,962

SPDR S&P 500 ETF Trust (Put)	Aug-17/183.00	198,923	1,023,526

SPDR S&P 500 ETF Trust (Put)	Jul-17/180.00	198,250	836,284

SPDR S&P 500 ETF Trust (Put)	Jun-17/175.00	195,135	599,859

SPDR S&P 500 ETF Trust (Put)	May-17/177.00	199,297	504,999

Total purchased options outstanding (cost $7,498,138)			$5,312,584

	Principal
CONVERTIBLE BONDS AND NOTES (0.0%)*	amount	Value

SandRidge Energy, Inc. cv. company guaranty sr. unsec. sub. notes
zero %, 10/4/20	$365,963	$448,305

Total convertible bonds and notes (cost $380,325)		$448,305

Absolute Return 700 Fund 45

	Principal amount/
SHORT-TERM INVESTMENTS (19.5%)*		shares	Value

Putnam Cash Collateral Pool, LLC 0.74% [d]	Shares	53,420,625	$53,420,625

Putnam Short Term Investment Fund 0.50% L	Shares	120,142,869	120,142,869

State Street Institutional Liquid Reserves Fund Trust
Class 0.38% P	Shares	20,779,000	20,779,000

U.S. Treasury Bills 0.341%, 12/8/16 # §		$373,000	372,935

U.S. Treasury Bills 0.159%, 12/1/16 # ∆ §		1,691,000	1,690,757

U.S. Treasury Bills 0.294%, 11/25/16 # ∆ §		31,477,000	31,473,380

U.S. Treasury Bills 0.274%, 11/17/16		2,590,000	2,589,795

U.S. Treasury Bills 0.290%, 11/10/16 §		501,000	500,984

U.S. Treasury Bills 0.142%, 11/3/16 §		7,049,000	7,048,958

Total short-term investments (cost $238,016,657)			$238,019,303

TOTAL INVESTMENTS

Total investments (cost $1,695,862,417)	$1,728,620,696

Key to holding’s currency abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PJSC	Public Joint Stock Company
PO	Principal Only
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2015 through October 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,222,268,751.

46 Absolute Return 700 Fund

††† The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

    † This security is non-income-producing.

    # This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

    ∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

    § This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

       c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

       d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

       F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

        i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

        L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

       P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

       R Real Estate Investment Trust.

       S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

       At the close of the reporting period, the fund maintained liquid assets totaling $712,895,559 to cover certain derivative contracts and delayed delivery securities.

       Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

       Debt obligations are considered secured unless otherwise indicated.

       144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

Absolute Return 700 Fund 47

FORWARD CURRENCY CONTRACTS at 10/31/16 (aggregate face value $196,351,642)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N. A.

	Australian Dollar	Buy	1/18/17	$1,879,939	$1,892,952	$(13,013)

	British Pound	Sell	12/21/16	2,168,785	2,352,170	183,385

	Euro	Buy	12/21/16	4,969,399	5,085,906	(116,507)

	Hong Kong Dollar	Sell	11/16/16	2,771,511	2,772,480	969

	Japanese Yen	Buy	11/16/16	1,950,015	2,032,435	(82,420)

	Norwegian Krone	Sell	12/21/16	2,018,161	2,031,274	13,113

	Swedish Krona	Sell	12/21/16	2,411,749	2,559,761	148,012

Barclays Bank PLC

	Australian Dollar	Buy	1/18/17	1,342,000	1,351,399	(9,399)

	Euro	Buy	12/21/16	7,802,753	7,897,623	(94,870)

	Euro	Sell	12/21/16	7,802,753	7,788,631	(14,122)

	Japanese Yen	Sell	11/16/16	396,072	375,568	(20,504)

	Swedish Krona	Buy	12/21/16	2,419,884	2,479,236	(59,352)

	Swedish Krona	Sell	12/21/16	2,419,884	2,442,264	22,380

Citibank, N.A.

	Australian Dollar	Buy	1/18/17	129,759	135,633	(5,874)

	Brazilian Real	Sell	1/3/17	1,035,643	1,006,155	(29,488)

	Euro	Buy	12/21/16	4,942,774	4,968,066	(25,292)

	Euro	Sell	12/21/16	4,942,774	4,941,124	(1,650)

	New Zealand Dollar	Buy	1/18/17	2,466,524	2,448,741	17,783

	Swedish Krona	Buy	12/21/16	2,409,363	2,431,922	(22,559)

	Swedish Krona	Sell	12/21/16	2,409,363	2,538,113	128,750

Credit Suisse International

	Australian Dollar	Sell	1/18/17	175,010	171,990	(3,020)

	Canadian Dollar	Buy	1/18/17	2,405,789	2,442,314	(36,525)

	Hong Kong Dollar	Sell	11/16/16	2,250,003	2,251,139	1,136

	Japanese Yen	Sell	11/16/16	2,745,365	2,822,447	77,082

	New Zealand Dollar	Buy	1/18/17	2,570,288	2,609,513	(39,225)

	Swedish Krona	Buy	12/21/16	2,365,277	2,509,574	(144,297)

	Swedish Krona	Sell	12/21/16	2,365,277	2,435,559	70,282

Goldman Sachs International

	Australian Dollar	Buy	1/18/17	3,061,128	3,082,700	(21,572)

	British Pound	Sell	12/21/16	2,168,172	2,349,259	181,087

	Euro	Buy	12/21/16	2,888,364	3,004,398	(116,034)

	Indian Rupee	Buy	11/16/16	2,473,573	2,467,067	6,506

	Indian Rupee	Sell	11/16/16	2,473,573	2,473,202	(371)

	Indonesian Rupiah	Buy	11/16/16	2,638,585	2,602,081	36,504

	Indonesian Rupiah	Sell	11/16/16	2,638,585	2,624,083	(14,502)

	Japanese Yen	Sell	11/16/16	1,288,362	1,313,393	25,031

	Russian Ruble	Buy	12/21/16	181,088	53,073	128,015

	Swedish Krona	Buy	12/21/16	6,082,115	6,231,067	(148,952)

	Swedish Krona	Sell	12/21/16	6,082,115	6,407,933	325,818

48 Absolute Return 700 Fund

FORWARD CURRENCY CONTRACTS at 10/31/16 (aggregate face value $196,351,642) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association

	Australian Dollar	Buy	1/18/17	$129,758	$130,686	$(928)

	Australian Dollar	Sell	1/18/17	129,758	130,181	423

	Hong Kong Dollar	Sell	11/16/16	2,767,939	2,769,099	1,160

	Swedish Krona	Buy	12/21/16	2,420,628	2,476,460	(55,832)

	Swedish Krona	Sell	12/21/16	2,420,628	2,442,874	22,246

JPMorgan Chase Bank N.A.

	Australian Dollar	Buy	1/18/17	3,510,385	3,534,890	(24,505)

	British Pound	Sell	12/21/16	8,414,734	9,120,832	706,098

	Canadian Dollar	Buy	1/18/17	1,473,404	1,505,565	(32,161)

	Euro	Sell	12/21/16	97,698	10,281	(87,417)

	Hong Kong Dollar	Sell	11/16/16	2,108,830	2,109,796	966

	Indian Rupee	Buy	11/16/16	2,566,364	2,539,050	27,314

	Indian Rupee	Sell	11/16/16	2,566,364	2,567,382	1,018

	Indonesian Rupiah	Buy	11/16/16	2,641,157	2,567,237	73,920

	Indonesian Rupiah	Sell	11/16/16	2,641,157	2,658,415	17,258

	Japanese Yen	Sell	11/16/16	2,897,320	2,979,312	81,992

	New Zealand Dollar	Buy	1/18/17	4,736,644	4,787,640	(50,996)

	Norwegian Krone	Sell	12/21/16	7,620,716	7,724,587	103,871

	Russian Ruble	Buy	12/21/16	163,745	60,618	103,127

	Swedish Krona	Buy	12/21/16	4,632,816	4,271,876	360,940

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	1/18/17	4,963,921	5,000,981	(37,060)

	British Pound	Sell	12/21/16	1,783,874	1,933,563	149,689

	Canadian Dollar	Buy	1/18/17	361,152	369,122	(7,970)

	Euro	Buy	12/21/16	2,498,012	2,545,833	(47,821)

	Euro	Sell	12/21/16	2,498,012	2,476,875	(21,137)

	Japanese Yen	Sell	11/16/16	2,041,423	2,144,794	103,371

	New Zealand Dollar	Sell	1/18/17	73,883	40,515	(33,368)

	Swedish Krona	Buy	12/21/16	4,796,760	4,963,092	(166,332)

	Swedish Krona	Sell	12/21/16	4,796,760	4,841,052	44,292

State Street Bank and Trust Co.

	Australian Dollar	Buy	1/18/17	1,162,814	1,171,153	(8,339)

	Euro	Buy	12/21/16	2,490,641	2,464,017	26,624

	Euro	Sell	12/21/16	2,490,641	2,466,526	(24,115)

	Japanese Yen	Sell	11/16/16	70,602	120,947	50,345

WestPac Banking Corp.

	Australian Dollar	Buy	1/18/17	4,015,979	4,044,146	(28,167)

Total						$1,594,811

Absolute Return 700 Fund 49

FUTURES CONTRACTS OUTSTANDING at 10/31/16

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

DAX Index (Short)	19	$5,567,323	Dec-16	$(105,496)

Euro-CAC 40 Index (Short)	77	3,809,199	Nov-16	2,747

FTSE 100 Index (Short)	29	2,459,519	Dec-16	(95,014)

S&P 500 Index E-Mini (Short)	652	69,115,260	Dec-16	800,461

S&P Mid Cap 400 Index E-Mini (Long)	509	76,696,120	Dec-16	(875,582)

SPI 200 Index (Long)	2	$201,205	Dec-16	678

Tokyo Price Index (Short)	26	3,458,568	Dec-16	(163,314)

U.S. Treasury Bond 30 yr (Long)	109	17,736,344	Dec-16	(793,873)

U.S. Treasury Bond Ultra 30 yr (Short)	78	13,723,125	Dec-16	875,267

U.S. Treasury Note 2 yr (Long)	153	33,375,516	Dec-16	(7,476)

U.S. Treasury Note 5 yr (Short)	282	34,064,719	Dec-16	87,564

U.S. Treasury Note 10 yr (Long)	1,657	214,788,625	Dec-16	(2,022,727)

U.S. Treasury Note Ultra 10 yr (Short)	94	13,302,469	Dec-16	66,172

Total				$(2,230,593)

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/16 (premiums $1,761,746)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

JPMorgan Chase Bank N.A.

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	$9,893,000	$747,812

Total			$747,812

WRITTEN OPTIONS OUTSTANDING at 10/31/16 (premiums $203,631)

	Expiration	Contract
	date/strike price	amount	Value

SPDR S&P 500 ETF Trust (Call)	Nov-16/$220.50	$176,592	$49,458

SPDR S&P 500 ETF Trust (Call)	Nov-16/220.50	181,057	39,000

SPDR S&P 500 ETF Trust (Call)	Nov-16/221.00	181,801	11,991

SPDR S&P 500 ETF Trust (Call)	Nov-16/221.00	181,098	905

Total			$101,354

TBA SALE COMMITMENTS OUTSTANDING at 10/31/16 (proceeds receivable $201,291,641)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3.50%, 11/1/46	$34,000,000	11/14/16	$35,695,046

Federal National Mortgage Association, 3.00%, 11/1/46	135,000,000	11/14/16	138,986,712

Federal National Mortgage Association, 2.50%, 11/1/46	26,000,000	11/14/16	25,951,510

Total			$200,633,268

50 Absolute Return 700 Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/16

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$55,980,100 E	$(48,716)	12/21/21	1.25%	3 month USD-	$253,801
					LIBOR-BBA

	256,926,200 E	(401,102)	12/21/18	1.015%	3 month USD-	111,722
					LIBOR-BBA

	21,139,300 E	60,156	12/21/26	1.60%	3 month USD-	275,059
					LIBOR-BBA

	270,146,900 E	(714,177)	12/21/26	3 month USD-	1.60%	(3,460,490)
				LIBOR-BBA

	17,311,100 E	(17,570)	12/21/46	3 month USD-	1.90%	(655,311)
				LIBOR-BBA

	71,886,000 E	(149,886)	12/21/21	3 month USD-	1.30%	(363,028)
				LIBOR-BBA

	4,367,000 E	2,525	12/21/26	3 month USD-	1.55%	(62,439)
				LIBOR-BBA

	17,073,000	(226)	9/22/26	3 month USD-	1.5365%	(221,929)
				LIBOR-BBA

	38,771,000	(514)	9/23/26	1.542%	3 month USD-	483,953
					LIBOR-BBA

	14,974,000	(199)	9/26/26	1.486%	3 month USD-	268,031
					LIBOR-BBA

	35,515,600	(471)	9/27/26	3 month USD-	1.467%	(700,581)
				LIBOR-BBA

	13,273,000	(50)	9/30/18	0.989%	3 month USD-	20,576
					LIBOR-BBA

	9,844,000	(131)	9/30/26	1.3975%	3 month USD-	258,936
					LIBOR-BBA

	142,895 E	(5)	4/24/47	3 month USD-	1.92%	(5,121)
				LIBOR-BBA

	17,344,800 E	(29,484)	11/23/26	1.58%	3 month USD-	162,679
					LIBOR-BBA

	2,691,000	(36)	10/24/26	3 month USD-	1.5905%	(24,426)
				LIBOR-BBA

	4,884,000	(65)	11/1/26	1.7035%	3 month USD-	(6,541)
					LIBOR-BBA

	5,147,000	(68)	11/2/26	1.6895%	3 month USD-	55
					LIBOR-BBA

AUD	23,856,000 E	(222,132)	12/28/21	1.86%	6 month AUD-	62,199
					BBR-BBSW

AUD	11,336,000 E	(80,773)	12/28/26	2.20%	6 month AUD-	133,912
					BBR-BBSW

CAD	55,108,000 E	(65,842)	12/21/21	1.05%	3 month CAD-BA-	(37,410)
					CDOR

CAD	32,683,000 E	40,896	12/21/26	1.45%	3 month CAD-BA-	125,205
					CDOR

CHF	6,580,000 E	(10,587)	12/21/26	6 month CHF-	0.18%	55,336
				LIBOR-BBA

CHF	15,682,000 E	11,353	12/21/21	6 month CHF-	0.50%	48,880
				LIBOR-BBA

Absolute Return 700 Fund 51

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/16 cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

EUR	27,217,000 E	$(145,076)	12/21/21	6 month EUR-	0.10%	$50,738
				EURIBOR-REUTERS

EUR	15,047,000 E	17,120	12/21/26	6 month EUR-	0.40%	(196,470)
				EURIBOR-REUTERS

GBP	38,390,000 E	118,709	12/21/21	0.65%	6 month GBP-	585,501
					LIBOR-BBA

GBP	6,665,000 E	68,687	12/21/26	0.90%	6 month GBP-	306,174
					LIBOR-BBA

NOK	76,592,000 E	17,127	12/21/26	1.55%	6 month NOK-	116,204
					NIBOR-NIBR

NOK	112,326,000 E	5,658	12/21/21	1.25%	6 month NOK-	79,873
					NIBOR-NIBR

NZD	17,631,000 E	74,541	12/21/21	2.30%	3 month NZD-	157,249
					BBR-FRA

NZD	8,080,000 E	2,553	12/21/26	2.65%	3 month NZD-	104,125
					BBR-FRA

SEK	476,000 E	(283)	12/21/21	3 month SEK-STIBOR-0.10%		(46)
				SIDE

SEK	76,459,000 E	4,435	12/21/26	3 month SEK-STIBOR-0.80%		(15,298)
				SIDE

Total		$(1,463,633)				$(2,088,882)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/16

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.

baskets	2,460,324	$—	8/2/17	(3 month USD-	A basket (MLTRFCF9)	$(2,977,746)
				LIBOR-BBA plus	of common stocks
				0.10%)

units	59,603	—	8/2/17	3 month USD-	Russell 1000 Total	3,900,631
				LIBOR-BBA minus	Return Index
				0.07%

Barclays Bank PLC

	$368,692	—	1/12/40	4.00% (1 month	Synthetic MBX Index	86
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	160,280	—	1/12/39	6.00% (1 month	Synthetic TRS Index	321
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	652,130	—	1/12/40	4.00% (1 month	Synthetic MBX Index	151
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	22,420	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(37)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

52 Absolute Return 700 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/16 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$2,414,607	$—	1/12/40	4.00% (1 month	Synthetic MBX Index	$560
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,090,917	—	1/12/40	4.50% (1 month	Synthetic MBX Index	(5,605)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	2,469,364	—	1/12/40	4.50% (1 month	Synthetic MBX Index	(12,687)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	5,262	—	1/12/40	4.50% (1 month	Synthetic MBX Index	(27)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	736,235	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(3,116)
				USD-LIBOR	6.00% 30 year Fannie
					Mae pools

	529,985	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(875)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	1,195,793	—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	(6,444)
				USD-LIBOR	3.50% 30 year Fannie
					Mae pools

	2,647,938	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(8,048)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	1,643,275	—	1/12/40	5.00% (1 month	Synthetic MBX Index	(55)
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	11,304,543	—	1/12/41	5.00% (1 month	Synthetic MBX Index	15,511
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	11,975,043	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(63,125)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

Citibank, N.A.

	845,655	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,160
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	400,972	—	1/12/41	5.00% (1 month	Synthetic MBX Index	550
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

baskets	1,221	—	12/16/16	(3 month USD-	A basket (CGPUTQL2)	(1,729,107)
				LIBOR-BBA plus	of common stocks
				0.37%)

baskets	782,715	—	11/10/16	3 month USD-	A basket (CGPUTS50)	2,383,011
				LIBOR-BBA minus	of common stocks
				0.75%

units	106,667	—	3/17/17	3 month USD-	MSCI Emerging	(286,925)
				LIBOR-BBA minus	Markets TR Net USD
				0.14%

Absolute Return 700 Fund 53

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/16 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A. cont.

units	26,539	$—	11/23/16	3 month USD-	Russell 1000 Total	$4,711,696
				LIBOR-BBA minus	Return Index
				0.05%

units	40,605	—	10/17/17	3 month USD-	MSCI Emerging	(155,773)
				LIBOR-BBA plus	Markets TR Net USD
				0.28%

Credit Suisse International

	$505,321	—	1/12/41	5.00% (1 month	Synthetic MBX Index	693
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	766,468	—	1/12/41	4.00% (1 month	Synthetic TRS Index	4,451
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	432,317	—	1/12/43	3.50% (1 month	Synthetic TRS Index	2,330
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	2,391,586	—	1/12/43	3.50% (1 month	Synthetic TRS Index	12,888
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	109,068	—	1/12/43	3.50% (1 month	Synthetic TRS Index	588
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	95,809	—	1/12/41	4.00% (1 month	Synthetic TRS Index	556
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	4,913,267	—	1/12/45	4.00% (1 month	Synthetic TRS Index	29,314
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	546,463	—	1/12/45	4.00% (1 month	Synthetic TRS Index	3,260
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	3,508,265	—	1/12/45	3.50% (1 month	Synthetic TRS Index	20,571
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	2,114,268	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	(12,278)
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

Deutsche Bank AG

baskets	531,345	—	10/24/17	3 month USD-	A basket (DBCT14SP)	(58,545)
				LIBOR-BBA minus	of common stocks
				0.45%

baskets	531,071	—	10/24/17	(3 month USD-	A basket (DBCTPL8P)	315,491
				LIBOR-BBA plus	of common stocks
				0.31%)

Goldman Sachs International

	$570,079	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(941)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

54 Absolute Return 700 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/16 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.

$439,774	$—	1/12/38	6.50% (1 month	Synthetic TRS Index	$(726)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,393,041	—	1/12/39	6.00% (1 month	Synthetic TRS Index	2,786
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

793,210	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,309)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

583,201	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(3,074)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

219,112	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,155)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

6,114	—	1/12/39	6.00% (1 month	Synthetic TRS Index	12
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

539,463	—	1/12/39	6.00% (1 month	Synthetic TRS Index	1,079
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

798,924	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(4,211)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

41,450	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(219)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

110,500	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(582)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

14,575	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(24)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

624,748	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,031)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,012,104	—	1/12/39	6.00% (1 month	Synthetic TRS Index	2,024
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

125,960	—	1/12/41	4.00% (1 month	Synthetic TRS Index	731
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,508,754	—	1/12/45	4.00% (1 month	Synthetic TRS Index	20,935
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,737,178	—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	(9,361)
			USD-LIBOR	3.50% 30 year Fannie
				Mae pools

Absolute Return 700 Fund 55

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/16 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.

	$2,300,616	$—	1/12/44	(3.00%) 1 month	Synthetic TRS Index	$(9,996)
				USD-LIBOR	3.00% 30 year Fannie
					Mae pools

baskets	2,284,023	—	12/15/20	(1 month USD-	A basket (GSCBPUR1)	(1,184,958)
				LIBOR-BBA plus	of common stocks
				0.44%)

units	598,021	—	12/15/20	(0.45%)	Goldman Sachs	556,275
					Volatility Carry US
					Scaled 3x Excess
					Return Strategy

units	18,233	—	12/12/16	1 month USD-	MSCI Emerging	(71,851)
				LIBOR-BBA minus	Markets TR Net USD
				0.17%

units	532,837	—	12/15/20	(0.45%)	Goldman Sachs	562,147
					Volatility Carry US
					Series 30 Excess
					Return Strategy

JPMorgan Chase Bank N.A.

	$861,995	—	1/12/41	4.00% (1 month	Synthetic TRS Index	5,006
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	264,037	—	1/12/41	4.00% (1 month	Synthetic TRS Index	1,533
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

baskets	2,230,840	—	4/25/16	3 month USD-	A basket (JPCMPTSH)	7,504,269
				LIBOR-BBA minus	of common stocks
				0.44%

JPMorgan Securities LLC

	$1,824,114	—	1/12/44	4.00% (1 month	Synthetic TRS Index	10,312
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,052,479	—	1/12/45	(3.50%) 1 month	Synthetic TRS Index	(6,171)
				USD-LIBOR	3.50% 30 year Fannie
					Mae pools

	1,824,114	—	1/12/44	(4.00%) 1 month	Synthetic TRS Index	(10,312)
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	2,242,121	—	1/12/45	(4.00%) 1 month	Synthetic TRS Index	(13,376)
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

UBS AG

units	334,533	—	8/21/17	1 month USD-	MSCI Emerging	1,428,406
				LIBOR-BBA plus	Markets TR Net USD
				0.35%

Total		$—				$14,859,644

56 Absolute Return 700 Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/16

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Barclays Bank PLC

CMBX NA BBB– Index	BBB–/P	$2,153	$383,000	1/17/47	300 bp	$(30,179)

Credit Suisse International
CMBX NA BB Index	—	(30,173)	215,000	1/17/47	(500 bp)	3,029

CMBX NA BB Index	—	(150,100)	8,504,000	5/11/63	(500 bp)	1,154,650

CMBX NA BBB– Index	BBB–/P	5,156,523	69,763,000	1/17/47	300 bp	(732,637)

Goldman Sachs International
CMBX NA BB Index	—	(457,279)	4,470,000	5/11/63	(500 bp)	228,545

CMBX NA BB Index	—	(89,586)	592,000	1/17/47	(500 bp)	1,835

CMBX NA BBB– Index	BBB–/P	43,204	871,000	5/11/63	300 bp	(27,623)

CMBX NA BBB– Index	BBB–/P	54,404	1,043,000	5/11/63	300 bp	(30,410)

CMBX NA BBB– Index	BBB–/P	635,077	8,592,000	1/17/47	300 bp	(90,231)

CMBX NA BBB– Index	BBB–/P	972,743	13,956,000	1/17/47	300 bp	(205,377)

Total		$6,136,966				$271,602

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index.

The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2016. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/16

	Upfront			Payments
	premium		Termi-	received	Unrealized
	received	Notional	nation	(paid) by fund	appreciation/
Referenced debt* Rating***	(paid)**	amount	date	per annum	(depreciation)

NA HY Series 27 Index B+/P	$1,929,805	$54,709,000	12/20/21	500 bp	$(166,492)

Total	$1,929,805				$(166,492)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index.

The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2016. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Absolute Return 700 Fund 57

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks *:

Basic materials	$10,967,201	$15,677,107	$—

Capital goods	23,293,213	4,089,667	—

Communication services	30,385,698	5,640,613	—

Consumer cyclicals	44,505,851	3,473,048	—

Consumer staples	36,018,160	5,651,945	—

Energy	19,123,112	3,510,167	—

Financials	62,510,314	30,393,650	—

Health care	37,433,858	357,139	—

Technology	52,969,959	25,435,528	—

Transportation	6,121,591	4,477,166	—

Utilities and power	13,256,908	6,726,970	—

Total common stocks	336,585,865	105,433,000	—

Commodity linked notes	—	144,680,840	—

Convertible bonds and notes	—	448,305	—

Corporate bonds and notes	—	112,590,444	3,240

Foreign government and agency bonds and notes	—	14,148,293	—

Investment companies	93,751,331	—	—

Mortgage-backed securities	—	145,015,922	—

Purchased options outstanding	—	5,312,584	—

Senior loans	—	51,673,223	—

U.S. government and agency mortgage obligations	—	455,572,416	—

Warrants	22,105	25,363,825	—

Short-term investments	140,921,869	97,097,434	—

Totals by level	$571,281,170	$1,157,336,286	$3,240

58 Absolute Return 700 Fund

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$1,594,811	$—

Futures contracts	(2,230,593)	—	—

Written options outstanding	—	(101,354)	—

Written swap options outstanding	—	(747,812)	—

TBA sale commitments	—	(200,633,268)	—

Interest rate swap contracts	—	(625,249)	—

Total return swap contracts	—	14,859,644	—

Credit default contracts	—	(7,961,661)	—

Totals by level	$(2,230,593)	$(193,614,889)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
				unrealized			Total	Total
	Balance	Accrued		appreciation/		transfers		transfers	Balance
Investments	as of	discounts/	Realized	(deprecia-	Cost of	Proceeds	into	out of	as of
in securities:	10/31/15	premiums	gain/(loss)	tion) #	purchases	from sales	Level 3†	Level 3†	10/31/16

Asset-backed
securities	$6,477,000	$—	$—	$—	$—	$(6,477,000)	$—	$—	$—

Corporate bonds
and notes	$—	—	—	3,240	—	—	—	—	$3,240

Mortgage-backed
securities	$14,343,168	(1,740,336)	5,134	(135,246)	—	(406,464)	—	(12,066,256)	$—

Totals	$20,820,168	$(1,740,336)	$5,134	$(132,006)	$—	$(6,883,464)	$—	$(12,066,256)	$3,240

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

# Includes $3,240 related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The accompanying notes are an integral part of these financial statements.

Absolute Return 700 Fund 59

Statement of assets and liabilities 10/31/16

ASSETS

Investment in securities, at value, including $52,474,282 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,522,298,923)	$1,555,057,202
Affiliated issuers (identified cost $173,563,494) (Notes 1 and 5)	173,563,494

Foreign currency (cost $2,210,446) (Note 1)	2,214,474

Dividends, interest and other receivables	5,668,677

Receivable for shares of the fund sold	1,980,195

Receivable for investments sold	8,200,301

Receivable for sales of delayed delivery securities (Note 1)	156,706,211

Receivable for variation margin (Note 1)	2,976,285

Unrealized appreciation on forward currency contracts (Note 1)	3,240,507

Unrealized appreciation on OTC swap contracts (Note 1)	22,887,393

Premium paid on OTC swap contracts (Note 1)	727,138

Prepaid assets	26,425

Total assets	1,933,248,302

LIABILITIES

Payable to custodian	335,667

Payable for investments purchased	4,128,351

Payable for purchases of delayed delivery securities (Note 1)	405,436,480

Payable for shares of the fund repurchased	5,479,147

Payable for compensation of Manager (Note 2)	731,616

Payable for custodian fees (Note 2)	147,385

Payable for investor servicing fees (Note 2)	294,493

Payable for Trustee compensation and expenses (Note 2)	122,660

Payable for administrative services (Note 2)	2,370

Payable for distribution fees (Note 2)	257,880

Payable for variation margin (Note 1)	1,702,267

Unrealized depreciation on OTC swap contracts (Note 1)	7,756,147

Premium received on OTC swap contracts (Note 1)	6,864,104

Unrealized depreciation on forward currency contracts (Note 1)	1,645,696

Written options outstanding, at value (premiums $1,965,377) (Notes 1 and 3)	849,166

TBA sale commitments, at value (proceeds receivable $201,291,641) (Note 1)	200,633,268

Collateral on securities loaned, at value (Note 1)	53,420,625

Collateral on certain derivative contracts, at value (Note 1)	20,905,447

Other accrued expenses	266,782

Total liabilities	710,979,551

Net assets	$1,222,268,751

(Continued on next page)

60 Absolute Return 700 Fund

Statement of assets and liabilities cont.

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,251,177,496

Distributions in excess of net investment income (Note 1)	(17,670,682)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(58,015,460)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	46,777,397

Total — Representing net assets applicable to capital shares outstanding	$1,222,268,751

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($316,497,440 divided by 28,049,483 shares)	$11.28

Offering price per class A share (100/94.25 of $11.28)*	$11.97

Net asset value and offering price per class B share ($28,631,808 divided by 2,599,594 shares)**	$11.01

Net asset value and offering price per class C share ($186,452,358 divided by 16,963,049 shares)**	$10.99

Net asset value and redemption price per class M share ($6,815,254 divided by 615,023 shares)	$11.08

Offering price per class M share (100/96.50 of $11.08)*	$11.48

Net asset value, offering price and redemption price per class P share
($71,489,379 divided by 6,319,734 shares)**	$11.31

Net asset value, offering price and redemption price per class R share
($1,860,911 divided by 166,872 shares)	$11.15

Net asset value, offering price and redemption price per class R6 share
($7,817,262 divided by 688,796 shares)	$11.35

Net asset value, offering price and redemption price per class Y share
($602,704,339 divided by 53,292,284 shares)	$11.31

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Absolute Return 700 Fund 61

Statement of operations Year ended 10/31/16

INVESTMENT INCOME

Interest (including interest income of $755,961 from investments in affiliated issuers) (Note 5)	$27,645,567

Dividends (net of foreign tax of $686,695)	17,625,262

Total investment income	45,270,829

EXPENSES

Compensation of Manager (Note 2)	9,599,073

Investor servicing fees (Note 2)	1,797,741

Custodian fees (Note 2)	292,816

Trustee compensation and expenses (Note 2)	88,693

Distribution fees (Note 2)	3,324,982

Administrative services (Note 2)	37,802

Other	660,502

Fees waived and reimbursed by Manager (Note 2)	(13,737)

Total expenses	15,787,872

Expense reduction (Note 2)	(28,985)

Net expenses	15,758,887

Net investment income	29,511,942

Net realized loss on investments (Notes 1 and 3)	(71,523,016)

Net increase from payments by affiliates (Note 2)	2,817

Net realized loss on swap contracts (Note 1)	(44,919,808)

Net realized gain on futures contracts (Note 1)	7,482,976

Net realized loss on foreign currency transactions (Note 1)	(2,159,793)

Net realized gain on written options (Notes 1 and 3)	2,064,480

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	1,046,392

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	48,388,315

Net loss on investments	(59,617,637)

Net decrease in net assets resulting from operations	$(30,105,695)

The accompanying notes are an integral part of these financial statements.

62 Absolute Return 700 Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 10/31/16	Year ended 10/31/15

Operations

Net investment income	$29,511,942	$20,184,990

Net realized gain (loss) on investments
and foreign currency transactions	(109,052,344)	105,665,575

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	49,434,707	(80,961,244)

Net increase (decrease) in net assets resulting
from operations	(30,105,695)	44,889,321

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(27,122,833)	(4,757,439)

Class B	(1,771,864)	(215,484)

Class C	(12,838,661)	(1,330,345)

Class M	(440,269)	(55,120)

Class P	—	—

Class R	(113,951)	(23,421)

Class R5	(758)	(197)

Class R6	(535,552)	(122,131)

Class Y	(50,507,218)	(10,035,024)

From net realized long-term gain on investments
Class A	(4,184,485)	(14,604,207)

Class B	(308,195)	(1,295,170)

Class C	(2,189,965)	(7,440,380)

Class M	(72,511)	(238,433)

Class R	(18,332)	(84,957)

Class R5	(113)	(502)

Class R6	(79,090)	(303,202)

Class Y	(7,530,467)	(25,810,809)

From return of capital
Class A	(750,198)	—

Class B	(49,008)	—

Class C	(355,108)	—

Class M	(12,177)	—

Class R	(3,152)	—

Class R5	(21)	—

Class R6	(14,813)	—

Class Y	(1,396,992)	—

Increase (decrease) from capital share transactions (Note 4)	(76,126,905)	364,116,512

Total increase (decrease) in net assets	(216,528,333)	342,689,012

NET ASSETS

Beginning of year	1,438,797,084	1,096,108,072

End of year (including distributions in excess of net investment income of $17,670,682 and undistributed net investment income
of $68,190,173, respectively)	$1,222,268,751	$1,438,797,084

The accompanying notes are an integral part of these financial statements.

Absolute Return 700 Fund 63

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA

												Ratio	Ratio of net
	Net asset		Net realized			From						of expenses	investment
	value,		and unrealized	Total from	From	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain on	return	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	investments	of capital	distributions	of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A

October 31, 2016	$12.45	.25	(.50)	(.25)	(.78)	(.12)	(.02)	(.92)	$11.28	(1.81)	$316,497	1.19[d]	2.21d	578[f]

October 31, 2015	12.71	.20	.30	.50	(.19)	(.57)	—	(.76)	12.45	4.04	424,484	1.26	1.60	563[f]

October 31, 2014	12.17	.20	.48	.68	(.14)	—	—	(.14)	12.71	5.65	328,250	1.24	1.63	313[f]

October 31, 2013	11.78	.24	.16	.40	(.01)	—	—	(.01)	12.17	3.42	346,385	1.25	2.04	199[g]

October 31, 2012	11.35	.21	.66	.87	(.44)	—	—	(.44)	11.78	7.97	331,370	1.33[e]	1.82[e]	164[g]

Class B

October 31, 2016	$12.16	.16	(.47)	(.31)	(.70)	(.12)	(.02)	(.84)	$11.01	(2.50)	$28,632	1.94[d]	1.45[d]	578[f]

October 31, 2015	12.44	.10	.29	.39	(.10)	(.57)	—	(.67)	12.16	3.18	30,905	2.01	.85	563[f]

October 31, 2014	11.91	.11	.47	.58	(.05)	—	—	(.05)	12.44	4.92	28,072	1.99	.88	313[f]

October 31, 2013	11.60	.15	.16	.31	—	—	—	—	11.91	2.67	28,175	2.00	1.29	199[g]

October 31, 2012	11.19	.12	.65	.77	(.36)	—	—	(.36)	11.60	7.13	26,015	2.08[e]	1.06[e]	164[g]

Class C

October 31, 2016	$12.16	.16	(.48)	(.32)	(.71)	(.12)	(.02)	(.85)	$10.99	(2.54)	$186,452	1.94[d]	1.46[d]	578[f]

October 31, 2015	12.44	.10	.29	.39	(.10)	(.57)	—	(.67)	12.16	3.24	210,619	2.01	.85	563[f]

October 31, 2014	11.91	.11	.47	.58	(.05)	—	—	(.05)	12.44	4.91	160,682	1.99	.88	313[f]

October 31, 2013	11.60	.15	.16	.31	—	—	—	—	11.91	2.67	148,531	2.00	1.29	199[g]

October 31, 2012	11.19	.12	.65	.77	(.36)	—	—	(.36)	11.60	7.16	138,619	2.08[e]	1.06[e]	164[g]

Class M

October 31, 2016	$12.25	.19	(.49)	(.30)	(.73)	(.12)	(.02)	(.87)	$11.08	(2.30)	$6,815	1.69[d]	1.70[d]	578[f]

October 31, 2015	12.52	.14	.29	.43	(.13)	(.57)	—	(.70)	12.25	3.55	7,146	1.76	1.10	563[f]

October 31, 2014	11.99	.14	.47	.61	(.08)	—	—	(.08)	12.52	5.12	5,286	1.74	1.12	313[f]

October 31, 2013	11.65	.18	.16	.34	—	—	—	—	11.99	2.92	4,535	1.75	1.53	199[g]

October 31, 2012	11.23	.15	.65	.80	(.38)	—	—	(.38)	11.65	7.40	4,105	1.83[e]	1.31[e]	164[g]

Class P

October 31, 2016#	$11.25	.04	.02	.06	—	—	—	—	11.31	.53*	$71,489	.14*	.39*	578[f]

Class R

October 31, 2016	$12.31	.22	(.49)	(.27)	(.75)	(.12)	(.02)	(.89)	$11.15	(2.05)	$1,861	1.44[d]	1.96[d]	578[f]

October 31, 2015	12.57	.17	.30	.47	(.16)	(.57)	—	(.73)	12.31	3.84	1,564	1.51	1.34	563[f]

October 31, 2014	12.04	.17	.48	.65	(.12)	—	—	(.12)	12.57	5.40	1,848	1.49	1.39	313[f]

October 31, 2013	11.68	.21	.15	.36	—[h]	—	—	—[h]	12.04	3.11	2,005	1.50	1.77	199[g]

October 31, 2012	11.25	.17	.67	.84	(.41)	—	—	(.41)	11.68	7.77	1,235	1.58[e]	1.52[e]	164[g]

Class R6

October 31, 2016	$12.51	.29	(.49)	(.20)	(.82)	(.12)	(.02)	(.96)	$11.35	(1.40)	$7,817	.85[d]	2.54[d]	578[f]

October 31, 2015	12.77	.24	.30	.54	(.23)	(.57)	—	(.80)	12.51	4.39	8,237.93		1.93	563[f]

October 31, 2014	12.23	.24	.48	.72	(.18)	—	—	(.18)	12.77	5.97	6,678.91		1.96	313[f]

October 31, 2013	11.81	.25	.20	.45	(.03)	—	—	(.03)	12.23	3.79	6,500.92		2.09	199[g]

October 31, 2012†	11.56	.07	.18	.25	—	—	—	—	11.81	2.16*	10	.31*[e]	.58*[e]	164[g]

Class Y

October 31, 2016	$12.47	.28	(.49)	(.21)	(.81)	(.12)	(.02)	(.95)	$11.31	(1.48)	$602,704	.94[d]	2.47[d]	578[f]

October 31, 2015	12.74	.23	.29	.52	(.22)	(.57)	—	(.79)	12.47	4.25	755,830	1.01	1.85	563[f]

October 31, 2014	12.20	.23	.49	.72	(.18)	—	—	(.18)	12.74	5.93	565,281.99		1.88	313[f]

October 31, 2013	11.81	.27	.16	.43	(.04)	—	—	(.04)	12.20	3.67	464,035	1.00	2.27	199[g]

October 31, 2012	11.37	.23	.67	.90	(.46)	—	—	(.46)	11.81	8.31	283,356	1.08[e]	2.04[e]	164[g]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

64 Absolute Return 700 Fund	Absolute Return 700 Fund 65

Financial highlights cont.

* Not annualized.

# For the period August 31, 2016 (commencement of operations) to October 31, 2016.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

10/31/16

Class A	<0.01%

Class B	<0.01

Class C	<0.01

Class M	<0.01

Class R	<0.01

Class P	—

Class R6	<0.01

Class Y	<0.01

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

10/31/12

Class A	0.05%

Class B	0.05

Class C	0.05

Class M	0.05

Class R	0.05

Class R6	—

Class Y	0.05

f Portfolio turnover includes TBA purchase and sale commitments.

g Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
October 31, 2013	463%

October 31, 2012	487

h Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

66 Absolute Return 700 Fund

Notes to financial statements 10/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2015 through October, 31 2016.

Putnam Absolute Return 700 Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek to earn a positive total return that exceeds the return on U.S. Treasury bills by 700 basis points (or 7.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return by combining two independent investment strategies — a beta strategy, which provides broad exposure to investment markets, and an alpha strategy, which seeks returns from active trading. The beta strategy seeks to balance risk and to provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset-backed securities; below-investment-grade securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts (REITs). The alpha strategy involves the potential use of active trading strategies designed to provide additional total return through active security selection, tactical asset allocation, currency transactions and options transactions. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, equities or equity-like investments.

Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions. Putnam Management typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes and to increase the fund’s exposure to the asset classes and strategies mentioned above, which may create investment leverage.

The fund offers class A, class B, class C, class M, class P, class R, class R6 and class Y shares. The fund began offering class P shares on August 31, 2016. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class P, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class P and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P, class R6 and class Y shares are not available to all investors. Effective February 1, 2016, the fund liquidated its class R5 shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Absolute Return 700 Fund 67

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities and total return swap contracts taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities and total return swap contracts in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments,

68 Absolute Return 700 Fund

including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

Absolute Return 700 Fund 69

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates, and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk, and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates, and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent

70 Absolute Return 700 Fund

and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries, and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk, and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

Absolute Return 700 Fund 71

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $1,232,306 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

72 Absolute Return 700 Fund

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $5,975,715 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $6,388,362 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $53,420,625 and the value of securities loaned amounted to $52,474,282.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Prior to September 22, 2016, the fund participated in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million)  and the same unsecured uncommitted line of credit.  Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee (0.04% prior to September 22, 2016) and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% (0.16% prior to September 22, 2016) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any,

Absolute Return 700 Fund 73

are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2016, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover

Short-term	Long-term	Total
$53,351,564	$—	$53,351,564

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from defaulted bond interest, from unrealized gains and losses on certain futures contracts, from net operating loss, from income on swap contracts, from interest-only securities, from distributions in excess, and from a return of capital due to distributions which exceed those required under the excise rules. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $22,041,691 to increase distributions in excess of net investment income, $22,384,299 to decrease paid-in capital and $44,425,990 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$74,604,569

Unrealized depreciation	(48,675,773)

Net unrealized appreciation	25,928,796

Capital loss carryforward	(53,531,564)
Cost for federal income tax purposes	$1,702,514,171

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

1.030%	of the first $5 billion,	0.830%	of the next $50 billion,

0.980%	of the next $5 billion,	0.810%	of the next $50 billion,

0.930%	of the next $10 billion,	0.800%	of the next $100 billion and

0.880%	of the next $10 billion,	0.795%	of any excess thereafter.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the BofA Merrill Lynch U.S. Treasury Bill Index plus 7.00% over the thirty-six month period then ended (the “performance period”). The maximum annualized performance adjustment rate is +/– 0.28%. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added

74 Absolute Return 700 Fund

to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.876% of the fund’s average net assets before a decrease of $2,077,431 (0.156% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through February 28, 2018, to the extent that the total expenses of the fund (before any applicable performance-based upward or downward adjustments to the fund’s management fee and excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investor servicing fees, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.97% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, through February 28, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $13,737.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management has agreed to reimburse the fund $2,817 for a compliance exception which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined

Absolute Return 700 Fund 75

contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Effective February 1, 2016 has liquidated its class R5 shares. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$508,577	Class R	2,573

Class B	40,554	Class R5	3

Class C	277,447	Class R6	3,962

Class M	9,392	Class Y	954,109

Class P	1,124	Total	$1,797,741

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $3,035 under the expense offset arrangements and by $25,950 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $952, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b –1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and

76 Absolute Return 700 Fund

class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$933,521	Class M	51,542

Class B	296,943	Class R	9,409

Class C	2,033,567	Total	$3,324,982

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $125,755 and $1,490 from the sale of class A and class M shares, respectively, and received $11,659 and $15,292 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $588 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments (Long-term)	$7,885,788,209	$8,062,012,563

U.S. government securities (Long-term)	—	—

Total	$7,885,788,209	$8,062,012,563

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

	Written swap
	option contract	Written swap	Written option	Written option
	amounts	option premiums	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$359,703,900	$2,771,131	$9,185,614	$375,089

Options opened	789,354,600	4,513,114	182,086,771	5,604,479
Options exercised	(53,501,000)	(396,686)	—	—

Options expired	(546,576,600)	(1,004,712)	(26,657,532)	(3,830,657)
Options closed	(539,087,900)	(4,121,101)	(163,894,305)	(1,945,280)

Written options outstanding at the
end of the reporting period	$9,893,000	$1,761,746	$720,548	$203,631

Absolute Return 700 Fund 77

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class A	Shares	Amount	Shares	Amount

Shares sold	8,485,535	$96,195,520	14,651,151	$182,222,249

Shares issued in connection with
reinvestment of distributions	2,643,023	29,258,269	1,467,086	17,883,782

	11,128,558	125,453,789	16,118,237	200,106,031

Shares repurchased	(17,181,781)	(192,121,727)	(7,843,842)	(97,635,567)

Net increase (decrease)	(6,053,223)	$(66,667,938)	8,274,395	$102,470,464

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class B	Shares	Amount	Shares	Amount

Shares sold	323,489	$3,552,976	442,256	$5,403,665

Shares issued in connection with
reinvestment of distributions	187,218	2,036,933	120,767	1,447,992

	510,707	5,589,909	563,023	6,851,657

Shares repurchased	(451,971)	(4,967,560)	(279,664)	(3,418,487)

Net increase	58,736	$622,349	283,359	$3,433,170

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class C	Shares	Amount	Shares	Amount

Shares sold	3,905,830	$43,522,340	6,221,011	$75,762,490

Shares issued in connection with
reinvestment of distributions	1,261,930	13,691,939	643,103	7,704,376

	5,167,760	57,214,279	6,864,114	83,466,866

Shares repurchased	(5,531,597)	(60,447,293)	(2,458,918)	(29,986,816)

Net increase (decrease)	(363,837)	$(3,233,014)	4,405,196	$53,480,050

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class M	Shares	Amount	Shares	Amount

Shares sold	136,636	$1,516,928	190,105	$2,330,574

Shares issued in connection with
reinvestment of distributions	47,208	515,511	23,860	287,513

	183,844	2,032,439	213,965	2,618,087

Shares repurchased	(152,423)	(1,678,415)	(52,508)	(641,138)

Net increase	31,421	$354,024	161,457	$1,976,949

	FOR THE PERIOD 8/31/16
	(COMMENCEMENT OF OPERATIONS) TO 10/31/16
Class P	Shares	Amount

Shares sold	7,352,537	$82,848,988

Shares issued in connection with reinvestment of distributions	—	—

	7,352,537	82,848,988

Shares repurchased	(1,032,803)	(11,669,937)

Net increase	6,319,734	$71,179,051

78 Absolute Return 700 Fund

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class R	Shares	Amount	Shares	Amount

Shares sold	62,957	$718,135	67,626	$831,699

Shares issued in connection with
reinvestment of distributions	11,740	128,670	8,972	108,378

	74,697	846,805	76,598	940,077

Shares repurchased	(34,948)	(386,053)	(96,445)	(1,179,424)

Net increase (decrease)	39,749	$460,752	(19,847)	$(239,347)

	YEAR ENDED 10/31/16*		YEAR ENDED 10/31/15
Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	80	892	57	698

	80	892	57	698

Shares repurchased	(1,016)	(11,105)	—	—

Net increase (decrease)	(936)	$(10,213)	57	$698

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class R6	Shares	Amount	Shares	Amount

Shares sold	169,473	$1,885,231	221,045	$2,771,512

Shares issued in connection with
reinvestment of distributions	56,708	629,455	34,806	425,333

	226,181	2,514,686	255,851	3,196,845

Shares repurchased	(195,706)	(2,196,423)	(120,331)	(1,507,936)

Net increase	30,475	$318,263	135,520	$1,688,909

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15**
Class Y	Shares	Amount	Shares	Amount

Shares sold	34,204,621	$386,945,474	37,918,421	$472,773,490

Shares issued in connection with
reinvestment of distributions	4,778,382	52,896,684	2,564,915	31,266,314

	38,983,003	439,842,158	40,483,336	504,039,804

Shares repurchased	(46,283,292)	(518,992,337)	(24,266,245)	(302,734,185)

Net increase (decrease)	(7,300,289)	$(79,150,179)	16,217,091	$201,305,619

* Effective February 1, 2016, the fund has liquidated its class R5 shares.

**The funds’ October 31, 2015 Shares sold and Shares repurchased have been revised as a result of an immaterial error related to an overstatement of the funds’ subscriptions and redemptions activity.

The previously reported amounts were:

	Shares	Amount

Shares sold	41,212,501	513,819,058

Shares repurchased	(27,560,325)	(343,779,753)

Absolute Return 700 Fund 79

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class P	889	0.01%	$10,055

Class R6	1,019	0.15	11,566

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

	Fair value at the				Fair value at
	beginning of the			Investment	the end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Cash Collateral
Pool, LLC*	$—	$71,773,550	$18,352,925	$—	$53,420,625

Putnam Money Market
Liquidity Fund**	1	3,414,550	3,414,551	52	—

Putnam Short Term
Investment Fund***	115,794,966	801,247,626	796,899,723	755,909	120,142,869

Totals	$115,794,967	$876,435,726	$818,667,199	$755,961	$173,563,494

* No management fees are charged to Putnam Cash Collateral Pool, LLC (See Note 1).

**Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

***Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

80 Absolute Return 700 Fund

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$1,500,000

Purchased TBA commitment option contracts (contract amount)	$13,000,000

Purchased currency options (contract amount)	$—*

Purchased swap option contracts (contract amount)	$137,400,000

Written equity option contracts (contract amount) (Note 3)	$930,000

Written TBA commitment option contracts (contract amount) (Note 3)	$26,000,000

Written swap option contracts (contract amount) (Note 3)	$138,200,000

Futures contracts (number of contracts)	5,000

Forward currency contracts (contract amount)	$436,900,000

Centrally cleared interest rate swap contracts (notional)	$1,817,600,000

OTC total return swap contracts (notional)	$2,287,300,000

OTC credit default contracts (notional)	$163,400,000

Centrally cleared credit default contracts (notional)	$103,100,000

Warrants (number of warrants)	6,000,000

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Credit contracts	appreciation	$2,115,197	depreciation	$10,076,858*

Foreign exchange	Investments,
contracts	Receivables	3,240,507	Payables	1,645,696

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Equity contracts	appreciation	52,864,326*	depreciation	7,805,665*

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	5,394,440*	depreciation	8,599,951*

Total		$63,614,470		$28,128,170

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Absolute Return 700 Fund 81

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(15,689,010)	$(15,689,010)

Foreign exchange
contracts	—	(197,416)	—	(1,941,059)	—	(2,138,475)

Equity contracts	(2,679,168)	(11,835,210)	(2,935,095)	—	(41,021,754)	(58,471,227)

Interest rate contracts	—	(1,273,137)	10,418,071	—	11,790,956	20,935,890

Total	$(2,679,168)	$(13,305,763)	$7,482,976	$(1,941,059)	$(44,919,808)	$(55,362,822)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(14,024,812)	$(14,024,812)

Foreign exchange
contracts	—	—	—	815,156	—	815,156

Equity contracts	5,309,315	5,315,952	8,418,606	—	10,687,165	29,731,038

Interest
rate contracts	—	603,809	(1,849,855)	—	(1,921,181)	(3,167,227)

Total	$5,309,315	$5,919,761	$6,568,751	$815,156	$(5,258,828) $13,354,155

82 Absolute Return 700 Fund

This page left blank intentionally.

Absolute Return 700 Fund 83

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

					ASSETS								LIABILITIES
	Centrally			Centrally						Centrally			Centrally							Total
	cleared	OTC Total		cleared						cleared	OTC Total		cleared						Total	collateral
	interest	return	OTC Credit	credit		Forward	Purchased			interest	return	OTC Credit	credit		Forward	Written			Financial and	received
	rate swap	swap	default	default	Futures	currency	swap	Purchased	Total	rate swap	swap	default	default	Futures	currency	swap	Written	Total	Derivative	(pledged)	Net
	contracts§	contracts*#	contracts*#	contracts§	contracts§	contracts#	options**#	options**#	Assets	contracts§	contracts*#	contracts*#	contracts§	contracts§	contracts#	options #	options #	Liabilities	Net Assets	†##	amount

Bank of America N.A.	$—	$3,900,631	$—	$—	$—	$345,479	$—	$1,023,526	$5,269,636	$—	$2,977,746	$—	$—	$—	$211,940	$—	$—	$3,189,686	$2,079,950	$2,079,950	$—

Barclays Bank PLC	—	16,629	—	—	—	22,380	—	—	$39,009	—	100,019	32,332	—	—	198,247	—	—	$330,598	$(291,589)	$(221.978)	$(69,611)

Barclays Capital Inc.	2,056,309	—	—	57,583	—	—	—	—	$2,113,892	1,696,102	—	—	—	—	—	—	—	$1,696,102	$417,790	$—	$417,790
(clearing broker)

Citibank, N.A.	—	7,096,417	—	—	—	146,533	—	2,680,097	$9,923,047	—	2,171,805	—	—	—	84,863	—	11,991	$2,268,659	$7,654,388	$7,460,000	$194,388

Credit Suisse International	—	74,651	1,337,952	—	—	148,500	—	—	$1,561,103	—	12,278	5,889,160	—	—	223,067	—	—	$6,124,505	$(4,563,402)	$(4,391,561)	$(171,841)

Deutsche Bank AG	—	315,491	—	—	—	—	—	—	$315,491	—	58,545	—	—	—	—	—	39,000	$97,545	$217,946	$(699,930)	$917,876

Goldman Sachs International	—	1,145,989	777,245	—	—	702,961	—	—	$2,626,195		1,289,438	2,059,069	—	—	301,431	—	—	$3,649,938	$(1,023,743)	$(1,023,743)	$—

HSBC Bank USA,
National Association	—	—	—	—	—	23,829	—	—	$23,829	—	—	—	—	—	56,760	—	—	$56,760	$(32,931)	$—	$(32,931)

JPMorgan Chase Bank N.A.	—	7,510,808	—	—	—	1,476,504	—	1,608,961	$10,596,273	—	—	—	—	—	195,079	747,812	50,363	$993,254	$9,603,019	$9,603,019	$—

JPMorgan Securities LLC	—	10,312	—	—	—	—	—	—	$10,312	—	29,859	—	—	—	—	—	—	$29,859	$(19,547)	$—	$(19,547)

Merrill Lynch, Pierce,	—	—	—	—	862,393	—	—	—	$862,393	—	—	—	—	6,165	—	—	—	$6,165	$856,228	$—	$856,228
Fenner & Smith, Inc.

Royal Bank of Scotland	—	—	—	—	—	297,352	—	—	$297,352	—	—	—	—	—	313,688	—	—	$313,688	$(16,336)	$—	$(16,336)
PLC (The)

State Street Bank and	—	—	—	—	—	76,969	—	—	$76,969	—	—	—	—	—	32,454	—	—	$32,454	$44,515	$—	$44,515
Trust Co.

UBS AG	—	1,428,406	—	—	—	—	—	—	$1,428,406	—	—	—	—	—	—	—	—	$—	$1,428,406	$1,232,306	$196,100

WestPac Banking Corp.	—	—	—	—	—	—	—	—	$—	—	—	—	—	—	28,167	—	—	$28,167	$(28,167)	$—	$(28,167)

Total	2,056,309	$21,499,334	2,115,197	57,583	862,393	3,240,507	—	5,312,584	$35,143,907	1,696,102	6,639,690	7,980,561	—	6,165	1,645,696	747,812	101,354	$18,817,380	$16,326,527

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

84 Absolute Return 700 Fund	Absolute Return 700 Fund 85

Note 10: New pronouncements

In October 2016, the Securities and Exchange Commission adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and its impact, if any, on the fund’s financial statements.

86 Absolute Return 700 Fund


Putnam Global Sector Fund

Prospectus

2 | 28 | 17

Fund summary	2
What are the fund's and each underlying fund's main investment strategies and related risks?	8
Who oversees and manages the fund?	17
How does the fund price its shares?	19
How do I buy fund shares?	19
How do I sell or exchange fund shares?	28
Policy on excessive short-term trading	30
Distribution plans and payments to dealers	33
Fund distributions and taxes	34
Financial highlights	36
Appendix	41

Investment Category: Global Sector

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) nor has the SEC passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


Fund summary

Goal

Putnam Global Sector Fund seeks capital appreciation.

Fees and expenses


The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 19 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).


Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.50%	NONE
Class R	NONE	NONE
Class T	2.50%	NONE
Class Y	NONE	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Acquired fund fees and expenses	Total annual fund operating expenses	Expense reimbursement#	Total annual fund operating expenses after expense reimbursement
Class A	0.00%	0.25%	1.60%	1.00%	2.85%	(1.60)%	1.25%
Class B	0.00%	1.00%	1.60%	1.00%	3.60%	(1.60)%	2.00%
Class C	0.00%	1.00%	1.60%	1.00%	3.60%	(1.60)%	2.00%
Class M	0.00%	0.75%	1.60%	1.00%	3.35%	(1.60)%	1.75%
Class R	0.00%	0.50%	1.60%	1.00%	3.10%	(1.60)%	1.50%
Class T	0.00%	0.25%	1.60%<	1.00%	2.85%	(1.60)%	1.25%
Class Y	0.00%	N/A	1.60%	1.00%	2.60%	(1.60)%	1.00%

*  Applies only to certain redemptions of shares bought with no initial sales charge.

**  This charge is phased out over six years.

***  This charge is eliminated after one year.

2          Prospectus


#  Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through February 28, 2018. This obligation may be modified or discontinued only with approval of the Board of Trustees.

<  Other expenses are based on expenses of class A shares for the fund’s last fiscal year.


Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$695	$1,264	$1,859	$3,459
Class B	$703	$1,255	$1,928	$3,590
Class B (no redemption)	$203	$955	$1,728	$3,590
Class C	$303	$955	$1,728	$3,758
Class C (no redemption)	$203	$955	$1,728	$3,758
Class M	$522	$1,200	$1,901	$3,758
Class R	$153	$807	$1,486	$3,299
Class T	$374	$963	$1,578	$3,234
Class Y	$102	$656	$1,237	$2,815

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 44%.


Investments, risks, and performance

Investments

We allocate the fund’s assets among eight Putnam global sector funds to provide exposure to sectors of the global market in approximately the same proportions as the sector weightings in the MSCI World Index. Each underlying fund is a non-diversified fund concentrating in the market sector specified in its name, and each invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that we believe have favorable investment potential.

Global Consumer Fund — Under normal circumstances, we invest at least 80% of this underlying fund’s net assets in securities of companies in the consumer staples and consumer discretionary products and services industries. This policy may be changed only after 60 days’ notice to shareholders.

Prospectus          3

Global Financials Fund — Under normal circumstances, we invest at least 80% of this underlying fund’s net assets in securities of companies in the financial services industries. This policy may be changed only after 60 days’ notice to shareholders.

Global Health Care Fund — Under normal circumstances, we invest at least 80% of this underlying fund’s net assets in securities of companies in the health care industries. This policy may be changed only after 60 days’ notice to shareholders.

Global Industrials Fund — Under normal circumstances, we invest at least 80% of this underlying fund’s net assets in securities of companies in the industrial products, services or equipment industries. This policy may be changed only after 60 days’ notice to shareholders.

Global Natural Resources Fund — Under normal circumstances, we invest at least 80% of this underlying fund’s net assets in securities of companies in the energy or other natural resources industries. This policy may be changed only after 60 days’ notice to shareholders.

Global Technology Fund — Under normal circumstances, we invest at least 80% of this underlying fund’s net assets in securities of companies in the technology industries. This policy may be changed only after 60 days’ notice to shareholders.


Global Telecommunications Fund — Under normal circumstances, we invest at least 80% of this underlying fund’s net assets in securities of companies in the telecommunication industries. This policy may be changed only after 60 days’ notice to shareholders.


Global Utilities Fund — Under normal circumstances, we invest at least 80% of this underlying fund’s net assets in securities of companies worldwide in the utilities industries. This policy may be changed only after 60 days’ notice to shareholders.

Each underlying fund may invest in emerging markets, use derivatives, such as futures, options, foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and engage in short sales of securities.


We seek to rebalance the fund’s allocations monthly to remain in alignment with the index. The following table shows the fund’s approximate allocations to the underlying funds as of 12/31/16:

Underlying fund	Approximate allocation as of 12/31/16
Putnam Global Consumer Fund	21.99%
Putnam Global Financials Fund	21.24%
Putnam Global Technology Fund	14.51%
Putnam Global Health Care Fund	12.08%
Putnam Global Natural Resources Fund	12.06%
Putnam Global Industrials Fund	11.15%
Putnam Global Telecommunications Fund	3.36%
Putnam Global Utilities Fund	3.19%

4          Prospectus

We may also invest in money market securities or affiliated money market or short-term fixed income funds for cash management.

Risks

It is important to understand that you can lose money by investing in the fund.


Our allocation of investments among the underlying funds may hurt performance. In addition, the fund’s performance is subject to the risks that may affect the performance of the underlying funds, which are as follows. The value of stocks in an underlying fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific company or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. An underlying fund’s policy of concentrating on a limited group of industries and an underlying fund’s “non-diversified” status, which means the underlying fund may invest a greater percentage of its assets in fewer issuers than a “diversified” fund, can increase the underlying fund’s vulnerability to adverse developments affecting a single issuer, which may result in greater losses and volatility.


The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be or become illiquid. An underlying fund’s use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. An underlying fund’s use of short selling may result in losses if the securities appreciate in value.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Prospectus          5


Annual total returns for class A shares before sales charges

Average annual total returns after sales charges
(for periods ending 12/31/16)

Share class	1 year	5 years	Since inception (3/31/10)
Class A before taxes	–0.55%	9.27%	6.61%
Class A after taxes on distributions	–1.20%	7.35%	4.93%
Class A after taxes on distributions and sale of fund shares	0.23%	7.19%	5.07%
Class B before taxes	–0.24%	9.47%	6.74%
Class C before taxes	3.74%	9.74%	6.74%
Class M before taxes	1.24%	9.22%	6.44%
Class R before taxes	5.20%	10.29%	7.28%
Class T before taxes*	2.88%	10.02%	7.15%
Class Y before taxes	5.74%	10.84%	7.81%
MSCI World Index (ND) (no deduction for fees, expenses or taxes, other than withholding taxes on reinvested dividends)	7.51%	10.41%	7.97%

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.


*  Class T shares were not outstanding during the time periods shown. Performance shown for class T shares is derived from the historical performance of class A shares.


Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers


Aaron Cooper
Chief Investment Officer, Equities,
portfolio manager of the fund
since 2011

Samuel Cox
Co-Director of Equity Research,
portfolio manager of the fund
since 2016

6          Prospectus

Kathryn Lakin
Co-Director of Equity Research,
portfolio manager of the fund
since 2016

Sub-advisors

Putnam Investments Limited*
The Putnam Advisory Company, LLC*

*  Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581. Effective April 1, 2017, purchases of class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.


You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

Prospectus          7

What are the fund’s and each underlying fund’s main investment strategies and related risks?

This section contains greater detail on the fund’s and each underlying fund’s main investment strategies and the related risks you would face as a fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk.

As mentioned in the fund summary, we pursue the fund’s goal by allocating its assets among underlying funds. When deciding whether to buy or sell investments for an underlying fund, the manager of the underlying fund may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends.

  Global investing. The use of the term “global” in each underlying fund’s name is meant to emphasize that we look for investment opportunities on a worldwide basis and that our investment strategies are not constrained by the countries or regions in which companies are located. We seek to invest mainly in common stocks of U.S. or foreign companies in the group of industries indicated by the underlying fund’s name that we believe have favorable investment potential.

As a result, the portions of an underlying fund that are invested in U.S. and foreign companies will change over time based on both the number and size of U.S. and foreign companies in such group of industries and on our assessment of the relative investment potential of such companies. By way of illustration, the table below lists, as of December 31, 2016, the allocation between U.S. and foreign companies reflected in key market indexes used to evaluate each underlying fund’s performance:

Fund	Benchmark	U.S.	Foreign
Putnam Global Consumer Fund	MSCI World Consumer Discretionary & Staples Index	58.62%	41.38%
Putnam Global Financials Fund	MSCI World Financials and Real Estate Index	49.84%	50.16%
Putnam Global Health Care Fund	MSCI World Health Care Index	67.84%	32.16%
Putnam Global Industrials Fund	MSCI World Industrials Index	51.53%	48.47%
Putnam Global Natural Resources Fund	MSCI World Energy & Materials Index	50.23%	49.77%
Putnam Global Technology Fund	MSCI World Information Technology Index	86.22%	13.78%
Putnam Global Telecommunications Fund	MSCI World Telecommunication Services Index	48.95%	51.05%
Putnam Global Utilities Fund	MSCI World Utilities Index	59.33%	40.67%

As noted above, however, the portions of an underlying fund’s investments represented by U.S. and foreign companies may differ from those of these indexes based on our assessment of relative investment potential at any particular time.

8          Prospectus

Under normal market conditions, each underlying fund intends to invest in at least five different countries and at least 40% of its net assets in securities of foreign companies (or, if less, at least the percentage of net assets that is 10% less than the percentage of the underlying fund’s benchmark represented by foreign companies, as determined by the providers of the benchmark). For purposes of determining whether securities held by an underlying fund are securities of a foreign company, we will consider a company to be a foreign company if we determine that the company’s securities trade on a market outside the United States, the company is headquartered or organized outside the United States, the company derives a majority of its revenues or profits outside the United States, or the company is significantly exposed to the economic fortunes and risks of regions outside the United States.

  Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also other companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Growth stocks — Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The values of these stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

Value stocks — Companies whose stocks we believe are undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

  Foreign investments. Foreign investments involve certain special risks, including:

— Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

Prospectus          9

— Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, direct or indirect impact of sovereign debt default, imposition of economic sanctions or restrictions on the exchange or export of foreign currency, and tax increases.

— Unreliable or untimely information: There may be less information publicly available about a foreign company than about most publicly-traded U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

— Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

— Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund’s foreign investments.

— Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

The risks of foreign investments are typically increased in countries with less developed markets, which are sometimes referred to as emerging markets. Emerging markets may have less developed economies and legal and regulatory systems, and may be susceptible to greater political and economic instability than developed foreign markets. Countries with emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, and investments in emerging markets may be more volatile and less liquid than investments in developed markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain risks related to foreign investments may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

  Industry focus.

Global Consumer Fund — Under normal circumstances, we invest at least 80% of this underlying fund’s net assets in securities of companies in the consumer staples and consumer discretionary products and services industries. This policy may be changed only after 60 days’ notice to shareholders. Companies that we consider to be in the consumer staples and consumer discretionary products and services industries include companies primarily engaged in the manufacture, sale or distribution of consumer staples and consumer discretionary products and services. Consumer staples are generally essential products for which demand tends to remain stable over economic cycles, such as food, beverages, tobacco and household

10          Prospectus

and personal care products. Consumer discretionary products and services are generally non-essential products and services for which demand tends to increase as consumers’ disposable income increases, such as automobiles, apparel, electronics, home furnishings, and travel and leisure products and services. We consider a company to be in the consumer staples and consumer discretionary products and services industries if at the time of investment we determine that at least 50% of the company’s assets, revenues or profits are derived from these industries, or if an independent industry source considers the company to be in these industries.

Events that affect the consumer staples and consumer discretionary products and services industries will have a greater effect on this underlying fund than they would on a fund that is more widely diversified among a number of unrelated industries. For example, the consumer staples industries can be significantly affected by demographic and product trends, competitive pricing, marketing campaigns, environmental factors, government regulation, the performance of the overall economy, interest rates and consumer confidence. Similarly, the consumer discretionary industries can be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence, disposable household income and consumer spending, and changes in demographics and consumer tastes.

Global Financials Fund — Under normal circumstances, we invest at least 80% of this underlying fund’s net assets in securities of companies in the financial services industries. This policy may be changed only after 60 days’ notice to shareholders. Companies that we consider to be in the financial services industries include commercial and investment banks, savings and loans organizations, brokerage and asset management firms, insurance companies, real estate investment trusts and real estate investment and development companies. We consider a company to be in the financial services industries if at the time of investment we determine that at least 50% of the company’s assets, revenues or profits are derived from these industries, or if an independent industry source considers it to be in these industries.

Events that affect the financial services industries will have a greater effect on this underlying fund than they would on a fund that is more widely diversified among a number of unrelated industries. For example, financial services companies can be significantly affected by availability and cost of capital funds and changes in interest rates, insurance claims activity and general economic conditions. Financial services companies are subject to extensive government regulations, which can limit the types and amounts of loans and other commitments they make, the types of investments and trading they can engage in on their own behalf and the interest rates and fees they charge and can have a significant impact on profitability. Losses resulting from financial difficulties of borrowers and declines in the value of assets can negatively impact the financial services industries. The financial services industries are also subject to relatively rapid changes as a result of industry consolidation trends which may result in distinctions between different financial service segments (for example, banking, insurance and brokerage businesses) becoming less clear. In the recent past, the financial services industries have experienced considerable financial distress,

Prospectus          11

which has led to the implementation of government programs designed to ease that distress. Although we reserve the right to take defensive positions that are mainly designed to limit losses, such as investing some or all of each fund’s assets in cash and cash equivalents, as of the date of this prospectus, we do not presently intend to do so.

Global Health Care Fund — Under normal circumstances, we invest at least 80% of this underlying fund’s net assets in securities of companies in the health care industries. This policy may be changed only after 60 days’ notice to shareholders. Companies that we consider to be in the health care industries encompass two main groups of companies. The first group includes companies who manufacture health care supplies or provide health care-related services, including distributors of products, providers of basic health care services and owners and operators of care facilities and organizations. The second group includes companies in the research, development, production and marketing of pharmaceuticals and biotechnology products. We consider a company to be in the health care industries if, at the time of investment, we determine that at least 50% of the company’s assets, revenues or profits are derived from these industries, or if an independent industry source considers it to be in these industries.

Events that affect the health care industries will have a greater effect on this underlying fund than they would on a fund that is more widely diversified among a number of unrelated industries. Examples of such events include technological advances that make existing products and services obsolete, and changes in regulatory policies concerning approvals of new drugs, medical devices or procedures. In addition, changes in governmental payment systems and private payment systems, such as increased use of managed care arrangements, may be more likely to adversely affect the fund than if the fund were more widely diversified.

Global Industrials Fund — Under normal circumstances, we invest at least 80% of this underlying fund’s net assets in securities of companies in the industrial products, services or equipment industries. This policy may be changed only after 60 days’ notice to shareholders. Companies that we consider to be in the industrial products, services or equipment industries include companies involved in the research, development, manufacture, distribution, supply or sale of industrial products, services or equipment. These companies may include manufacturers of civil or military aerospace and defense equipment, building components and home improvement products and equipment, civil engineering firms and large-scale contractors, companies producing electrical components or equipment, manufacturers of industrial machinery and industrial components and products, providers of commercial printing services, and companies providing transportation services. We consider a company to be in the industrial products, services or equipment industries if at the time of investment we determine that at least 50% of the company’s assets, revenues or profits are derived from these industries, or if an independent industry source considers it to be in these industries.

12          Prospectus

Events that affect the industrial products, services or equipment industries will have a greater effect on this underlying fund than they would on a fund that is more widely diversified among a number of unrelated industries. For example, the industrial products, services and equipment industries can be significantly affected by general economic trends, changes in consumer sentiment and spending, commodity prices, technological obsolescence, labor relations, legislation, government regulations and spending, import controls, and worldwide competition, and can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Global Natural Resources Fund — Under normal circumstances, we invest at least 80% of this underlying fund’s net assets in securities of companies in the energy or other natural resources industries. This policy may be changed only after 60 days’ notice to shareholders. Companies that we consider to be in the energy or other natural resources industries include companies in the discovery, development, production or distribution of energy or other natural resources, the development of technologies for the production or efficient use of energy and other natural resources, or the furnishing of related supplies or services. We consider a company to be in the energy or other natural resources industries if at the time of investment we determine that at least 50% of the company’s assets, revenues or profits are derived from these industries, or if an independent industry source considers it to be in these industries.

Events that affect the energy or other natural resources industries will have a greater effect on this underlying fund than they would on a fund that is more widely diversified among a number of unrelated industries. For example, changes in crude oil prices may affect both those industries that produce, refine and distribute petroleum products and industries that supply alternate sources of energy. In addition, certain natural resources industries are subject to greater governmental regulation than are other industries; therefore, changes in regulatory policies may be more likely to adversely affect this underlying fund.

Global Technology Fund — Under normal circumstances, we invest at least 80% of this underlying fund’s net assets in securities of companies in the technology industries. This policy may be changed only after 60 days’ notice to shareholders. Companies that we consider to be in the technology industries include companies which have, or will develop, products, processes or services that will provide advances and improvement through technology to consumers, enterprises and governments worldwide. We consider a company to be in the technology industries if at the time of investment we determine that at least 50% of the company’s assets, revenues or profits are derived from these industries, or if an independent industry source considers it to be in these industries.

Events that affect the technology industries will have a greater effect on this underlying fund than they would on a fund that is more widely diversified among a number of unrelated industries. For example, the technology industries can be significantly affected by obsolescence of existing technology, technological innovations, short product cycles, falling prices and profits, competitive

Prospectus          13

pressures such as new market entrants and aggressive pricing, and general economic conditions.

Global Telecommunications Fund — Under normal circumstances, we invest at least 80% of this underlying fund’s net assets in securities of companies in the telecommunication industries. This policy may be changed only after 60 days’ notice to shareholders. Companies that we consider to be in the telecommunication industries include companies which primarily develop, manufacture or sell communications services or communications equipment or companies that bundle video with telecommunications services. We consider a company to be in the telecommunication industries if at the time of investment we determine that at least 50% of the company’s assets, revenues or profits are derived from these industries, or if an independent industry source considers it to be in these industries.

Events that affect the telecommunication industries will have a greater effect on this underlying fund than they would on a fund that is more widely diversified among a number of unrelated industries. For example, the telecommunication industries can be significantly affected by federal and state government regulation of rates of return and services that may be offered, failure to obtain, or delays in obtaining, financial or regulatory approval, intense competition, communications equipment product incompatibility, changing consumer preferences, technological obsolescence, significant capital expenditures and heavy debt burdens.

Global Utilities Fund — Under normal circumstances, we invest at least 80% of this underlying fund’s net assets in securities of companies worldwide in the utilities industries. This policy may be changed only after 60 days’ notice to shareholders. Companies that we consider to be in the utilities industries include electric, gas or water utilities and companies that operate as independent producers and/or distributors of power. We consider a company to be in the utilities industries if, at the time of investment, we determine that at least 50% of the company’s assets, revenues or profits are derived from these industries, or if an independent industry source considers it to be in these industries.

Events that affect the utilities industries will have a greater effect on this underlying fund than they would on a fund that is more widely diversified among a number of unrelated industries. Examples of such events include increases in fuel and other operating costs, and technological advances that make existing plants, equipment or products obsolete. In addition, changes in regulatory policies concerning the environment, energy conservation, nuclear power and utility pricing, as well as deregulation of certain utility services, may be more likely to adversely affect this underlying fund.

  Derivatives. An underlying fund may engage in a variety of transactions involving derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may make use of “short” derivatives positions, the values of which typically move in the opposite

14          Prospectus

direction from the price of the underlying investment, pool of investments, index or currency. We may use derivatives both for hedging and non-hedging purposes. For example, we may use foreign currency transactions to increase or decrease an underlying fund’s exposure to a particular currency or group of currencies. We may also use derivatives as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means they provide an underlying fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to an underlying fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The value of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for an underlying fund’s derivatives positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations. For further information about the risks of derivatives, see Miscellaneous Investments, Investment Practices and Risks in the SAI.

  Small and midsize companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsize companies may therefore be more vulnerable to adverse developments than those of larger companies. Small companies in foreign countries could be relatively smaller than those in the United States.
  Short sales. An underlying fund may engage in short sales, which are transactions in which an underlying fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the short position. The price an underlying fund pays at the later date may be more or less than the price at which the underlying fund sold the security. If the price of the security sold short increases between the time of the short sale and the time an underlying fund replaces the borrowed security, the underlying fund will incur a loss which is theoretically unlimited. An underlying fund’s investment strategy of reinvesting proceeds received from selling securities short may effectively

Prospectus          15

create leverage, which can amplify the effects of market volatility on the underlying fund’s share price and make the underlying fund’s returns more volatile. This is because leverage tends to magnify the effect of any increase or decrease in the value of an underlying fund’s portfolio securities. The use of leverage may also cause an underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

  Other investments. In addition to the main investment strategies described above, the underlying funds may make other types of investments, such as investments in preferred stocks, convertible securities and debt instruments. An underlying fund may also loan portfolio securities to earn income. These practices may be subject to other risks, as described under Miscellaneous Investments, Investment Practices and Risks in the SAI.
  Temporary defensive strategies. In response to adverse market, economic, political or other conditions, we may take temporary defensive positions, such as investing some or all of the fund’s or the underlying funds’ assets in cash and cash equivalents, that differ from the fund’s usual investment strategies. However, we may choose not to use these temporary defensive strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund or an underlying fund to miss out on investment opportunities, and may prevent the fund from achieving its goal. Additionally, while temporary defensive strategies are mainly designed to limit losses, such strategies may not work as intended.
  Changes in policies. The Trustees may change the fund’s or an underlying fund’s goal, investment strategies and other policies set forth in this prospectus without shareholder approval, except as otherwise provided.
  Portfolio turnover rate. The fund’s portfolio turnover rate measures how frequently the fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that the fund sold and replaced securities valued at 100% of the fund’s assets within a one-year period. From time to time an underlying fund may engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance. The fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions.
  Portfolio holdings. The SAI includes a description of the fund’s and each underlying fund’s policies with respect to the disclosure of its portfolio holdings. For more specific information on the fund’s portfolio, you may visit the Putnam Investments website, putnam.com/individual, where the fund’s full portfolio holdings may be viewed monthly beginning approximately 15 days after the end of each month. Each underlying fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that

16          Prospectus

includes the date of the information, after which such information can be found on the SEC’s website at http://www.sec.gov.


Who oversees and manages the fund?

The fund’s Trustees

As a shareholder of a mutual fund, you have certain rights and protections, including representation by a Board of Trustees. The Putnam Funds’ Board of Trustees oversees the general conduct of the fund’s business and represents the interests of the Putnam fund shareholders. At least 75% of the members of the Putnam Funds’ Board of Trustees are independent, which means they are not officers of the fund or affiliated with Putnam Investment Management, LLC (Putnam Management).

The Trustees periodically review the fund’s investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for providing or overseeing these services, as well as the overall level of the fund’s operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of Putnam Management and its affiliates.

Contacting the fund’s Trustees
Address correspondence to:
The Putnam Funds Trustees
One Post Office Square
Boston, MA 02109

The fund’s investment manager

The Trustees have retained Putnam Management, which has managed mutual funds since 1937, to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business.


The basis for the Trustees’ approval of the fund’s management contract and the sub-management and sub-advisory contracts described below is discussed in the fund’s annual report to shareholders dated October 31, 2016.


The fund pays no management fee to Putnam Management. However, Putnam Management receives management fees from the underlying funds. Because the management fees paid to Putnam Management by the underlying funds vary, there may be a conflict in establishing and adjusting each fund’s target percentage allocations among the underlying funds between the interests of the funds and Putnam Management’s economic interest.

Putnam Management’s address is One Post Office Square, Boston, MA 02109.


Putnam Management has retained its affiliate, Putnam Investments Limited (PIL), to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management. PIL is not currently managing

Prospectus          17

any fund assets. If PIL were to manage any fund assets, Putnam Management (and not the fund) would pay a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% of the average net asset value (NAV) of any fund assets managed by PIL. PIL, which provides a full range of international investment advisory services to institutional clients, is located at Cassini House, 57–59 St James’s Street, London, England, SW1A 1LD.

Putnam Management and PIL have retained their affiliate, The Putnam Advisory Company, LLC (PAC), to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management or PIL, as applicable. PAC is not currently managing any fund assets. If PAC were to manage any fund assets, Putnam Management or PIL, as applicable (and not the fund), would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average NAV of any fund assets managed by PAC. PAC, which provides financial services to institutions and individuals through separately-managed accounts and pooled investment vehicles, has its headquarters at One Post Office Square, Boston, MA 02109, with additional investment management personnel located in Singapore.


Pursuant to these arrangements, Putnam investment professionals who are based in foreign jurisdictions may serve as portfolio managers of the fund or provide other investment services, consistent with local regulations.

  Portfolio managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio.
Portfolio managers	Joined fund	Employer	Positions over past five years
Aaron Cooper	2011	Putnam Management 2011 – Present	Chief Investment Officer, Equities Previously, Director, Global Equity Research
Samuel Cox	2016	Putnam Management 2014 – Present	Co-Director of Equity Research Previously, Analyst
		Fidelity Institutional Management (f/k/a Pyramis Global Advisors) 2010 – 2014	Equity Analyst
Kathryn Lakin	2016	Putnam Management 2012 – Present	Co-Director of Equity Research Previously, Assistant Director of Global Equity Research
		Fidelity Investments 2008 – 2012	Analyst

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

18          Prospectus

How does the fund price its shares?


The price of the fund’s shares is based on its NAV, which is in turn based on the NAV of the underlying funds in which it invests. For a description of the circumstances under which the underlying funds use fair value pricing and the effects of using fair value pricing, please see the underlying funds’ prospectuses. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the scheduled close of regular trading on the NYSE each day the exchange is open.


The fund’s most recent NAV is available on Putnam Investments’ website at putnam.com/individual or by contacting Putnam Investor Services at 1-800-225-1581.

How do I buy fund shares?

Opening an account


You can open a fund account and purchase class A, B, C, M and T shares by contacting your financial representative or Putnam Investor Services at 1-800-225-1581 and obtaining a Putnam account application. Effective April 1, 2017, purchases of class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. The completed application, along with a check made payable to the fund, must then be returned to Putnam Investor Services at the following address:


Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

You can open a fund account with as little as $500. The minimum investment is waived if you make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account. Although Putnam is currently waiving the minimum, it reserves the right to reject initial investments under the minimum at its discretion.


The fund sells its shares at the offering price, which is the NAV plus any applicable sales charge (class A, class M and class T shares only). Your financial representative or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the NYSE for your shares to be bought at that day’s offering price.


If you participate in an employer-sponsored retirement plan that offers the fund, please consult your employer for information on how to purchase shares of the fund through the plan, including any restrictions or limitations that may apply.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships,

Prospectus          19

must also provide additional identifying documentation. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account at the then-current NAV, which may be more or less than your original investment, net of any applicable sales charges.

Also, the fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount in the following ways:

  Through a financial representative. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services and may charge you for his or her services.
  Through Putnam’s Systematic Investing Program. You can make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account.
  Via the Internet or phone. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at putnam.com or by calling Putnam Investor Services at 1-800-225-1581.
  By mail. You may also request a book of investment stubs for your account. Complete an investment stub and write a check for the amount you wish to invest, payable to the fund. Return the check and investment stub to Putnam Investor Services.
  By wire transfer. You may buy fund shares by bank wire transfer of same-day funds. Please call Putnam Investor Services at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The fund will normally accept wired funds for investment on the day received if they are received by the fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you for wiring same-day funds. Although the fund’s designated bank does not currently charge you for receiving same-day funds, it reserves the right to charge for this service. You cannot buy shares for employer-sponsored retirement plans by wire transfer.

Which class of shares is best for me?


This prospectus offers you five classes of fund shares: A, B, C, M and T. Employer-sponsored retirement plans may also choose class R shares, and certain investors described below may also choose class Y shares. Effective April 1, 2017, purchases of class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.


20          Prospectus

Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, as illustrated in the Fund summary — Fees and expenses section, allowing you and your financial representative to choose the class that best suits your investment needs. When you purchase shares of a fund, you must choose a share class. Deciding which share class best suits your situation depends on a number of factors that you should discuss with your financial representative, including:

  How long you expect to hold your investment. Class B shares charge a contingent deferred sales charge (CDSC) on redemptions that is phased out over the first six years; class C shares charge a CDSC on redemptions in the first year.
  How much you intend to invest. While investments of less than $100,000 can be made in any share class, classes A and M offer sales charge discounts starting at $50,000. Class T offers sales charge discounts starting at investments of $250,000.
  Total expenses associated with each share class. As shown in the section entitled Fund summary — Fees and expenses, each share class offers a different combination of up-front and ongoing expenses. Generally, the lower the up-front sales charge, the greater the ongoing expenses.

Here is a summary of the differences among the classes of shares

Class A shares

  Initial sales charge of up to 5.75%
  Lower sales charges available for investments of $50,000 or more
  No deferred sales charge (except that a deferred sales charge of 1.00% may be imposed on certain redemptions of shares bought without an initial sales charge)
  Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees
  Potential for higher initial sales charge than class T shares; however, right of accumulation and statement of intention discounts (described in this prospectus) are not applicable to class T shares.

Class B shares

  Effective April 1, 2017, purchases of class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.
  No initial sales charge; your entire investment goes to work immediately
  Deferred sales charge of up to 5.00% if shares are sold within six years of purchase
  Higher annual expenses, and lower dividends, than class A, M or T shares because of higher 12b-1 fees
  Convert automatically to class A shares after eight years, thereby reducing future 12b-1 fees.

Prospectus          21

  Orders for class B shares of one or more Putnam funds will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $100,000 or more. Investors considering cumulative purchases of $100,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class C shares

  No initial sales charge; your entire investment goes to work immediately
  Deferred sales charge of 1.00% if shares are sold within one year of purchase
  Higher annual expenses, and lower dividends, than class A, M or T shares because of higher 12b-1 fees
  No conversion to class A shares, so no reduction in future 12b-1 fees
  Orders for class C shares of one or more Putnam funds, other than class C shares sold to employer-sponsored retirement plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class M shares

  Initial sales charge of up to 3.50%
  Lower sales charges available for investments of $50,000 or more
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees
  Higher annual expenses, and lower dividends, than class A or T shares because of higher 12b-1 fees
  No conversion to class A shares, so no reduction in future 12b-1 fees
  Orders for class M shares of one or more Putnam funds, other than class M shares sold to employer-sponsored retirement plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class R shares (available only to employer-sponsored retirement plans)

  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees

22          Prospectus

  Higher annual expenses, and lower dividends, than class A or T shares because of higher 12b-1 fees
  No conversion to class A shares, so no reduction in future 12b-1 fees.

Class T shares

  Initial sales charge of up to 2.50%
  Lower sales charges available for investments of $250,000 or more
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees
  Potential for lower initial sales charge than class A shares, however, right of accumulation and statement of intention discounts (described in this prospectus) are not applicable to class T shares.

Class Y shares (available only to investors listed below)

  The following investors may purchase class Y shares if approved by Putnam:

— employer-sponsored retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam and offer institutional share class pricing (no sales charge or 12b-1 fee);

— bank trust departments and trust companies that have entered into agreements with Putnam and offer institutional share class pricing to their clients;


— corporate individual retirement accounts (IRAs) administered by Putnam, if another retirement plan of the sponsor is eligible to purchase class Y shares;


— college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code;

— other Putnam funds and Putnam investment products;

— investors purchasing shares through an asset-based fee program that regularly offers institutional share classes and that is sponsored by a registered broker-dealer or other financial institution;

— clients of a financial representative who are charged a fee for consulting or similar services;

— corporations, endowments and foundations that have entered into an arrangement with Putnam;

— fee-paying clients of a registered investment advisor (RIA) who initially invests for clients an aggregate of at least $100,000 in Putnam funds;

— investment companies (whether registered or private), both affiliated and unaffiliated with Putnam;


— current and retired Putnam employees and their immediate family members (including an employee’s spouse, domestic partner, fiancé(e), or other family members who are living in the same household) as well as, in each case,

Prospectus          23

Putnam-offered health savings accounts, IRAs, and other similar tax-advantaged plans solely owned by the foregoing individuals; current and retired directors of Putnam Investments, LLC; current and retired Great-West Life & Annuity Insurance Company employees; and current and retired Trustees of the fund. Upon the departure of any member of this group of individuals from Putnam, Great-West Life & Annuity Insurance Company, or the fund’s Board of Trustees, the member’s class Y shares convert automatically to class A shares, unless the member’s departure is a retirement, as determined by Putnam in its discretion for employees and directors of Putnam and employees of Great-West Life & Annuity Insurance Company and by the Board of Trustees in its discretion for Trustees; provided that conversion will not take place with respect to class Y shares held by former Putnam employees and their immediate family members in health savings accounts where it is not operationally practicable due to platform or other limitations; and


— personal and family member IRAs of registered representatives and other employees of broker-dealers and other financial institutions having a sales agreement with Putnam Retail Management, if (1) the registered representative or other employee is the broker of record or financial representative for the account, (2) the broker-dealer or other financial institution’s policies prohibit the use of class A shares or other classes of fund shares that pay 12b-1 fees in such accounts to avoid potential prohibited transactions under Internal Revenue Service rules due to the account owners’ status as “disqualified persons” under those rules, and (3) the broker-dealer or other financial institution has an agreement with Putnam Retail Management related to the use of class Y shares in these accounts.

Trust companies or bank trust departments that purchased class Y shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for class Y shares of other Putnam funds. Defined contribution plans (including corporate IRAs) that purchased class Y shares under prior eligibility criteria may continue to purchase class Y shares.

  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class A, B, C, M, R or T shares because of no 12b-1 fees.

Initial sales charges for class A and M shares

	Class A sales charge as a percentage of*:		Class M sales charge as a percentage of*:
Amount of purchase at offering price ($)	Net amount invested	Offering price**	Net amount invested	Offering price**
Under 50,000	6.10%	5.75%	3.63%	3.50%
50,000 but under 100,000	4.71	4.50	2.56	2.50
100,000 but under 250,000	3.63	3.50	1.52	1.50
250,000 but under 500,000	2.56	2.50	1.01	1.00
500,000 but under 1,000,000	2.04	2.00	1.01	1.00
1,000,000 and above	NONE	NONE	N/A***	N/A***

24          Prospectus

*  Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.

**  Offering price includes sales charge.

***  The fund will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $1 million or more.


Initial sales charges for class T shares

	Class T sales charge as a percentage of*:
Amount of purchase at offering price ($)	Net amount invested	Offering price**
Under 249,000	2.56%	2.50%
250,000 but under 499,999	2.04%	2.00
500,000 but under 999,999	1.52%	1.50
1,000,000 and above	1.01%	1.00

*  Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.

**  Offering price includes sales charge.


Reducing your class A or class M sales charge

The fund offers two principal ways for you to qualify for discounts on initial sales charges on class A and class M shares, often referred to as “breakpoint discounts”:

  Right of accumulation. You can add the amount of your current purchases of class A or class M shares of the fund and other Putnam funds to the value of your existing accounts in the fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial representatives. For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of your current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of your existing accounts and any linked accounts, the fund will use the higher of (a) the current maximum public offering price of those shares or (b) if you purchased the shares after December 31, 2007, the initial value of the total purchases, or, if you held the shares on December 31, 2007, the market value at maximum public offering price on that date, in either case, less the market value on the applicable redemption date of any of those shares that you have redeemed.

  Statement of intention. A statement of intention is a document in which you agree to make purchases of class A or class M shares in a specified amount within a period of 13 months. For each purchase you make under the statement of intention, you will pay the initial sales charge applicable to the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the fund will redeem shares

Prospectus          25

from your account in an amount equal to the difference between the higher initial sales charge you would have paid in the absence of the statement of intention and the initial sales charge you actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

  Individual accounts
  Joint accounts
  Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)
  Shares of Putnam funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)
  Accounts held as part of a Section 529 college savings plan managed by Putnam Management (some restrictions may apply)

In order to obtain a breakpoint discount, you should inform your financial representative at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The fund or your financial representative may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial representative. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on Putnam Investments’ website at putnam.com/individual by selecting Mutual Funds, then Pricing and performance, and then About fund costs, and in the SAI.

  Additional reductions and waivers of sales charges. In addition to the breakpoint discount methods described above for class A and class M shares, the fund may sell the classes of shares specified below without a sales charge or CDSC under the circumstances described below. The sales charge and CDSC waiver categories described below do not apply to customers purchasing shares of the fund through any of the financial intermediaries specified in the Appendix to this prospectus (each, a “Specified Intermediary”).

Different financial intermediaries may impose different sales charges. Please refer to the Appendix for the sales charge or CDSC waivers that are applicable to each Specified Intermediary.

Class A and class M shares

The following categories of investors are eligible to purchase class A and class M shares without payment of a sales charge:

(i)   current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain current and former corporate affiliates, their family members, business and personal associates; employer-sponsored retirement plans for

26          Prospectus

the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;

(ii)  clients of administrators or other service providers of employer-sponsored retirement plans (for purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs) (not applicable to tax-exempt funds);

(iii)  registered representatives and other employees of broker-dealers having sales agreements with Putnam Retail Management; employees of financial institutions having sales agreements with Putnam Retail Management or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of fund shares; and their immediate family members (spouses and children under age 21, including step-children and adopted children);

(iv)  a trust department of any financial institution purchasing shares of the fund in its capacity as trustee of any trust (other than a tax-qualified retirement plan trust), through an arrangement approved by Putnam Retail Management, if the value of the shares of the fund and other Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate;

(v)  clients of (i) broker-dealers, financial institutions, financial intermediaries or registered investment advisors that charge a fee for advisory or investment services or (ii) broker-dealers, financial institutions, or financial intermediaries that have entered into an agreement with Putnam Retail Management to offer shares through a fund “supermarket” or retail self directed brokerage account with or without the imposition of a transaction fee;

(vi) college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code of 1986, as amended (the “Code”); and

(vii)  shareholders reinvesting the proceeds from a Putnam Corporate IRA Plan distribution into a nonretirement plan account.

Administrators and other service providers of employer-sponsored retirement plans are required to enter into contractual arrangements with Putnam Investor Services in order to offer and hold fund shares. Administrators and other service providers of employer-sponsored retirement plans seeking to place trades on behalf of their plan clients should consult Putnam Investor Services as to the applicable requirements.

Class B and class C shares

A CDSC is waived in the event of a redemption under the following circumstances:

(i)   a withdrawal from a Systematic Withdrawal Plan (“SWP”) of up to 12% of the net asset value of the account (calculated as set forth in the SAI);

(ii)  a redemption of shares that are no longer subject to the CDSC holding period therefor;

(iii)  a redemption of shares that were issued upon the reinvestment of distributions by the fund;

Prospectus          27

(iv)  a redemption of shares that were exchanged for shares of another Putnam fund, provided that the shares acquired in such exchange or subsequent exchanges (including shares of a Putnam money market fund or Putnam Short Duration Income Fund) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires; and

(v)  in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, for the purpose of paying benefits pursuant to tax-qualified retirement plans (“Benefit Payments”), or, in the case of living trust accounts, in the event of the death or post-purchase disability of the settlor of the trust.

Class T shares

The fund may sell class T shares without a sales charge under the following circumstances:

(i)   upon reinvestment of distributions by the fund; and

(ii)  upon exchange of shares of other classes of the fund.

The methods of reducing the sales charge through the right of accumulation and the statement of intention described above with respect to class A and M shares do not apply to class T shares.

Additional information about reductions and waivers of sales charges, including deferred sales charges, is included in the SAI. You may consult your financial representative or Putnam Retail Management for assistance.


How do I sell or exchange fund shares?

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the NYSE is open, either through your financial representative or directly to the fund.

If you redeem your shares shortly after purchasing them, your redemption payment for the shares may be delayed until the fund collects the purchase price of the shares, which may be up to 10 calendar days after the purchase date.

Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors. If you exchange shares otherwise subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge, depending upon when and from which fund you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase, unless you originally purchased the shares from another Putnam fund that does not directly charge a deferred sales charge, in which case the length of time you have owned your shares

28          Prospectus

will be measured from the date you exchange those shares for shares of another Putnam fund that does charge a deferred sales charge, and will not be affected by any subsequent exchanges among funds.

  Selling or exchanging shares through your financial representative. Your representative must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV, less any applicable deferred sales charge. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.
  Selling or exchanging shares directly with the fund. Putnam Investor Services must receive your request in proper form before the close of regular trading on the NYSE in order to receive that day’s NAV, less any applicable deferred sales charge.
  By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services.
  By telephone. You may use Putnam’s telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available for amounts up to $500,000. The telephone redemption and exchange privileges may be modified or terminated without notice.
  Via the Internet. You may also exchange shares via the Internet at putnam.com/individual.
  Shares held through your employer’s retirement plan. For information on how to sell or exchange shares of the fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.
  Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam’s signature guarantee and documentation requirements, contact Putnam Investor Services.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange. Ask your financial representative or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

Prospectus          29

Deferred sales charges for class B, class C and certain class A shares

If you sell (redeem) class B shares within six years of purchase, you will generally pay a deferred sales charge according to the following schedule:

Year after purchase	1	2	3	4	5	6	7+
Charge	5%	4%	3%	3%	2%	1%	0%

A deferred sales charge of 1.00% will apply to class C shares if redeemed within one year of purchase. Class A shares that are part of a purchase of $1 million or more (other than by an employer-sponsored retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within nine months of purchase.

Deferred sales charges will be based on the lower of the shares’ cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

  Payment information. The fund generally sends you payment for your shares the business day after your request is received in good order, although if you hold your shares through certain financial intermediaries or financial intermediary programs, the fund generally sends payment for your shares within three business days after your request is received in good order. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. You will not receive interest on uncashed redemption checks. Redemption proceeds may be paid in securities or other property rather than in cash.
  Redemption by the fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may redeem your shares without your permission and send you the proceeds after providing you with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, the fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Policy on excessive short-term trading

  Risks of excessive short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s NAV. Depending on the size and frequency of short-term trades in the fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase taxable distributions received from the fund.

30          Prospectus

Because the fund invests in underlying funds that invest in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its NAV. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.


Because an underlying fund invests in securities that may trade infrequently or may be more difficult to value, such as securities of smaller companies, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, an underlying fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities, including below-investment-grade bonds.


The fund may be adversely affected if an underlying fund in which it invests is harmed by excessive short-term trading.

  Fund policies. In order to protect the interests of long-term shareholders of the fund, Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in those shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.
  Account monitoring. Putnam Management’s Compliance Department currently uses multiple reporting tools to detect short-term trading activity occurring in accounts for investors held directly with the Putnam funds as well as within accounts held through certain financial intermediaries. Putnam Management measures excessive short-term trading in the fund by the number of “round trip” transactions above a specified dollar amount within a specified period of time. A “round trip” transaction is defined as a purchase or exchange into a fund followed, or preceded, by a redemption or exchange out of the same fund. Generally, if an investor has been identified as having completed two “round trip” transactions with values above a specified amount within a rolling 90-day period, Putnam Management will issue the investor and/or his or her

Prospectus          31

financial intermediary, if any, a written warning. Putnam Management’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time. Certain types of transactions are exempt from monitoring, such as those in connection with systematic investment or withdrawal plans and reinvestment of dividend and capital gain distributions.

  Account restrictions. In addition to these monitoring practices, Putnam Management and the fund reserve the right to reject or restrict purchases or exchanges for any reason. Continued excessive short-term trading activity by an investor or intermediary following a warning may lead to the termination of the exchange privilege for that investor or intermediary. Putnam Management or the fund may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in the fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts in the fund or other Putnam funds under common ownership or control for purposes of determining whether the activity is excessive. If the fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require future trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the fund or other Putnam funds. The fund may take these steps in its discretion even if the investor’s activity does not fall within the fund’s current monitoring parameters.
  Limitations on the fund’s policies. There is no guarantee that the fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor’s trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the fund’s policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam Management monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam Management will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the beneficial owner and attempt to identify and remedy any excessive trading. However, the fund’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial

32          Prospectus

firms. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

Distribution plans and payments to dealers

Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates). In order to pay for the marketing of fund shares and services provided to shareholders, the fund has adopted distribution and service (12b-1) plans, which increase the annual operating expenses you pay each year in certain share classes, as shown in the table of annual fund operating expenses in the section Fund summary — Fees and expenses. Putnam Retail Management and its affiliates also make additional payments to dealers that do not increase your fund expenses, as described below.

  Distribution and service (12b-1) plans. The fund’s 12b-1 plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C, class M and class R shares and 0.25% on class T shares. The Trustees currently limit payments on class A, class M and class R shares to 0.25%, 0.75% and 0.50% of average net assets, respectively. Because these fees are paid out of the fund’s assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C, class M and class R shares may cost you more over time than paying the initial sales charge for class A and class T shares. Because class C, class M and class R shares, unlike class B shares, do not convert to class A shares, class C, class M and class R shares may cost you more over time than class B shares. Class Y shares, for shareholders who are eligible to purchase them, will be less expensive than other classes of shares because they do not bear sales charges or 12b-1 fees.
  Payments to dealers. If you purchase your shares through a dealer, your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution and service (12b-1) fees, if any, shown in the tables under Fund summary — Fees and expenses at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or the fund as shown under Fund summary — Fees and expenses.

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives

Prospectus          33

for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments are generally available to most dealers engaging in significant sales of Putnam fund shares. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer, as well as the size of the dealer’s relationship with Putnam Retail Management. Although the total amount of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average net assets of Putnam’s retail mutual funds attributable to the dealers.

Program servicing payments, which are paid in some instances to dealers in connection with investments in the fund through dealer platforms and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program or platform services provided by the dealer, including shareholder recordkeeping, reporting, or transaction processing, as well as services rendered in connection with dealer platform development and maintenance, fund/investment selection and monitoring, or other similar services.


You can find a list of all dealers to which Putnam made marketing support and/or program servicing payments in 2016 in the SAI, which is on file with the SEC and is also available on Putnam’s website at putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

  Other payments. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and NASD (as adopted by FINRA) rules and by other applicable laws and regulations. The fund’s transfer agent may also make payments to certain financial intermediaries in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. See the discussion in the SAI under Management — Investor Servicing Agent for more details.

34          Prospectus

Fund distributions and taxes

The fund normally distributes any net investment income and any net realized capital gains annually. You may choose to reinvest distributions from net investment income, capital gains or both in additional shares of your fund or other Putnam funds, or you may receive them in cash in the form of a check or an electronic deposit to your bank account. If you do not select an option when you open your account, all distributions will be reinvested. If you choose to receive distributions in cash, but correspondence from the fund or Putnam Investor Services is returned as “undeliverable,” the distribution option on your account may be converted to reinvest future distributions in the fund. You will not receive interest on uncashed distribution checks.

For shares purchased through your employer’s retirement plan, the terms of the plan will govern how the plan may receive distributions from the fund.

For federal income tax purposes, distributions of net investment income are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned (or is deemed to have owned) the investments that generated them, rather than by how long you have owned (or are deemed to have owned) your shares. Distributions that the fund properly reports to you as gains from investments that the fund owned for more than one year are generally taxable to you as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that the fund owned for one year or less are generally taxable to you as ordinary income. Distributions that the fund properly reports to you as “qualified dividend income” are taxable at the reduced rates applicable to your net capital gain provided that both you and the fund meet certain holding period and other requirements. Distributions are taxable in the manner described in this paragraph whether you receive them in cash or reinvest them in additional shares of this fund or other Putnam funds.

Distributions by the fund to retirement plans that qualify for tax-advantaged treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

Unless you are investing through a tax-advantaged retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution because doing so may cost you money in taxes. Distributions are taxable to you even if they are paid from income or gains earned by the fund before your investment (and thus were included in the price you paid). Contact your financial representative or Putnam to find out the distribution schedule for your fund.

The fund’s investments in underlying funds could affect the amount, timing and character of distributions from the fund, and therefore, may increase the amount of taxes payable by shareholders.

Prospectus          35


An underlying fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the fund’s return on its investment in such underlying fund would be decreased. The fund may be entitled to elect to pass through to its shareholders a credit or deduction for foreign taxes (if any) borne with respect to foreign securities income earned by the fund or by any underlying funds and passed through to the fund. If the fund so elects, shareholders will include in gross income from foreign sources their pro rata shares of such taxes, if any, treated as paid by the fund. However, even if the fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.


An underlying fund’s use of derivatives, if any, may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

Any gain resulting from the sale or exchange of your shares generally also will be subject to tax.

The above is a general summary of the tax implications of investing in the fund. Please refer to the SAI for further details. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.


Information about the Summary Prospectus, Prospectus, and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus, and the SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.


Financial highlights


The financial highlights tables are intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. No class T shares were outstanding during these periods. This information has been derived from the fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP. The Independent Registered Public Accounting Firm’s report and the fund’s financial statements are included in the fund’s annual report to shareholders, which is available upon request.

36          Prospectus

This page intentionally left blank.


Prospectus          37

Financial highlights (For a common share outstanding throughout the period)


	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss) a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Redemption fees	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [c,d]	Ratio of net investment income (loss) to average net assets (%) [d]	Portfolio turnover (%)
Class A
October 31, 2016	$11.48	(.01)	(.04)	(.05)	(.04)	(1.23)	(1.27)	—	$10.16	(.14)	$4,111.25		(.13)	44
October 31, 2015	12.69	.07	.19	.26	(.47)	(1.00)	(1.47)	—	11.48	2.31	3,743.25		.63	51 [e]
October 31, 2014	12.44	.02	.97	.99	(.26)	(0.48)	(.74)	—	12.69	8.11	3,198.25		.15	34 [e]
October 31, 2013	10.32	.06	2.64	2.70	(.10)	(0.48)	(.58)	— [g]	12.44	27.56	2,257.25		.56	32 [e]
October 31, 2012	9.77	.16	.82	.98	(.24)	(0.19)	(.43)	— [g]	10.32	10.62	1,339.25		1.62	49 [e]
Class B
October 31, 2016	$11.27	(.09)	(.03)	(.12)	—	(1.23)	(1.23)	—	$9.92	(.87)	$430	1.00	(.88)	44
October 31, 2015	12.50	(.01)	.17	.16	(.39)	(1.00)	(1.39)	—	11.27	1.47	465	1.00	(.10)	51 [e]
October 31, 2014	12.29	(.07)	.97	.90	(.21)	(.48)	(.69)	—	12.50	7.39	420	1.00	(.56)	34 [e]
October 31, 2013	10.22	(.04)	2.62	2.58	(.03)	(.48)	(.51)	— [g]	12.29	26.46	287	1.00	(.39)	32 [e]
October 31, 2012	9.68	.11	.80	.91	(.18)	(.19)	(.37)	— [g]	10.22	9.79	99	1.00	1.09	49 [e]
Class C
October 31, 2016	$11.28	(.09)	(.04)	(.13)	—	(1.23)	(1.23)	—	$9.92	(.96)	$673	1.00	(.88)	44
October 31, 2015	12.52	(.02)	.19	.17	(.41)	(1.00)	(1.41)	—	11.28	1.52	796	1.00	(.17)	51 [e]
October 31, 2014	12.30	(.08)	.97	.89	(.19)	(.48)	(.67)	—	12.52	7.33	663	1.00	(.61)	34 [e]
October 31, 2013	10.21	(.02)	2.61	2.59	(.02)	(.48)	(.50)	— [g]	12.30	26.57	362	1.00	(.16)	32 [e]
October 31, 2012	9.68	.09	.82	.91	(.19)	(.19)	(.38)	— [g]	10.21	9.84	250	1.00	.96	49 [e]
Class M
October 31, 2016	$11.42	(.06)	(.04)	(.10)	—	(1.23)	(1.23)	—	$10.09	(.66)	$148.75		(.59)	44
October 31, 2015	12.63	(.07) [f]	.27	.20	(.41)	(1.00)	(1.41)	—	11.42	1.77	702.75		(.64) [f]	51 [e]
October 31, 2014	12.38	(.04)	.97	.93	(.20)	(.48)	(.68)	—	12.63	7.63	22.75		(.31)	34 [e]
October 31, 2013	10.28	.01	2.62	2.63	(.05)	(.48)	(.53)	— [g]	12.38	26.86	19.75		.05	32 [e]
October 31, 2012	9.72	.15	.78	.93	(.18)	(.19)	(.37)	— [g]	10.28	10.06	13.75		1.54	49 [e]
Class R
October 31, 2016	$11.45	(.04)	(.03)	(.07)	(.01)	(1.23)	(1.24)	—	$10.14	(.42)	$13.50		(.37)	44
October 31, 2015	12.66	.05	.18	.23	(.44)	(1.00)	(1.44)	—	11.45	2.04	17.50		.40	51 [e]
October 31, 2014	12.41	(.01)	.97	.96	(.23)	(.48)	(.71)	—	12.66	7.85	17.50		(.06)	34 [e]
October 31, 2013	10.31	.04	2.63	2.67	(.09)	(.48)	(.57)	— [g]	12.41	27.18	15.50		.35	32 [e]
October 31, 2012	9.76	.15	.80	.95	(.21)	(.19)	(.40)	— [g]	10.31	10.29	11.50		1.49	49 [e]
Class Y
October 31, 2016	$11.52	.01	(.03)	(.02)	(.07)	(1.23)	(1.30)	—	$10.20	.10	$1,783	—	.12	44
October 31, 2015	12.73	.12 [f]	.17	.29	(.50)	(1.00)	(1.50)	—	11.52	2.55	1,970	—	1.04 [f]	51 [e]
October 31, 2014	12.47	.05	.97	1.02	(.28)	(.48)	(.76)	—	12.73	8.37	4,039	—	.40	34 [e]
October 31, 2013	10.35	.06	2.68	2.74	(.14)	(.48)	(.62)	— [g]	12.47	27.90	3,212	—	.57	32 [e]
October 31, 2012	9.80	.19	.82	1.01	(.27)	(.19)	(.46)	— [g]	10.35	10.86	972	—	1.92	49 [e]

See notes to financial highlights at the end of this section.

38 Prospectus	Prospectus 39

Financial highlights (Continued)

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Expense ratios do not include expenses of the underlying funds.

d  Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class reflect a reduction of the following amount:

Percentage of average net assets
October 31, 2016	1.60%
October 31, 2015	1.33
October 31, 2014	1.27
October 31, 2013	0.98
October 31, 2012	1.31

e  Reflects revision of portfolio turnover rate. The portfolio turnover rates previously reported were the following:

Portfolio turnover %
October 31, 2015	57%
October 31, 2014	39
October 31, 2013	52
October 31, 2012	50

f  The net investment income and per share amount shown for the period ending October 31, 2015, may not correspond with the expected class specific differences for the period due to the timing of subscriptions into class M and the timing of redemptions out of class Y.

g  Amount represents less than $0.01 per share.

40          Prospectus

Appendix

Financial intermediary specific sales charge waiver information

As described in the prospectus, class A, M and T shares may be subject to an initial sales charge and class B and C shares may be subject to a CDSC. Certain financial intermediaries may impose different initial sales charges or waive the initial sales charge or CDSC in certain circumstances. This Appendix details the variations in sales charge waivers by financial intermediary. You should consult your financial representative for assistance in determining whether you may qualify for a particular sales charge waiver.

MERRILL LYNCH

Effective April 10, 2017, if you purchase fund shares through a Merrill Lynch platform or account held at Merrill Lynch, you will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the fund’s prospectus or SAI. It is your responsibility to notify your financial representative at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts.

Front-end Sales Charge Waivers on Class A Shares available through Merrill Lynch

  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
  Shares purchased by college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code of 1986, as amended
  Shares purchased through a Merrill Lynch-affiliated investment advisory program
  Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
  Shares of funds purchased through the Merrill Edge Self-Directed platform
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the fund (but not any other Putnam fund)
  Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date
  Employees and registered representatives of Merrill Lynch or its affiliates and their family members
  Trustees of the fund, and employees of Putnam Management or any of its affiliates, as described in the fund’s prospectus
  Shares purchased from the proceeds of redemptions from a Putnam fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

Prospectus          41

CDSC Waivers on A, B and C Shares available through Merrill Lynch

  Death or disability of the shareholder
  Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus
  Return of excess contributions from an IRA Account
  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
  Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
  Shares acquired through a right of reinstatement
  Shares held in retirement brokerage accounts that are exchanged for a share class with lower operating expenses due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end Sales Charge Discounts available through Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

  Breakpoints as described in the fund’s prospectus and SAI
  Rights of Accumulation (ROA), which entitle you to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within your household at Merrill Lynch. Eligible Putnam fund assets not held at Merrill Lynch may be included in the ROA calculation only if you notify your financial representative about such assets
  Letters of Intent (LOI), which allow for breakpoint discounts based on anticipated purchases of Putnam funds, through Merrill Lynch, over a 13-month period

MORGAN STANLEY WEALTH MANAGEMENT

Class T shares

Class T shares are available for purchase by Morgan Stanley Wealth Management (Morgan Stanley) clients with the front-end sales charge waived as follows:

  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans; however these plans are eligible to purchase Class T shares through a transactional brokerage account.
  Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
  Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
  Mutual fund shares exchanged from an existing position in the same fund as part of a share class exchange instituted by Morgan Stanley.

42          Prospectus

Make the most of your Putnam privileges

The following services are available to you as a Putnam mutual fund shareholder.

Systematic investment plan

Invest as much as you wish. The amount you choose will be automatically transferred weekly, semi-monthly or monthly from your checking or savings account.

Systematic withdrawal

Make regular withdrawals monthly, quarterly, semiannually, or annually from your Putnam mutual fund account.

Systematic exchange

Transfer assets automatically from one Putnam account to another on a regular, prearranged basis.

Exchange privilege

Exchange money between Putnam funds. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and systematic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

Many of these services can be accessed online at putnam.com.

For more information about any of these services and privileges, call your financial representative or a Putnam customer service representative toll-free at 1-800-225-1581.

Prospectus          43

For more information about Putnam Global Sector Fund

The fund’s SAI and annual and semiannual reports to shareholders include additional information about the fund. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. The fund’s annual report discusses the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial representative, by visiting Putnam’s website at putnam.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520. You may need to refer to the fund’s file number.

Putnam Investments
One Post Office Square
Boston, MA 02109
1-800-225-1581

Address correspondence to:

Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

putnam.com

File No. 811-07513	SP730 304987 2/17

FUND	CLASS	CLASS	CLASS	CLASS	CLASS	CLASS	CLASS
SYMBOLS	A	B	C	M	R	T	Y
	PPGAX	PPGBX	PPGCX	PPGMX	PPGSX	_	PPGYX

Putnam Global Sector Fund

A Series of Putnam Funds Trust

FORM N-1A

PART B

STATEMENT OF ADDITIONAL INFORMATION (SAI)
2/28/17

This SAI is not a prospectus. If the fund has more than one form of current prospectus, each reference to the prospectus in this SAI includes all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. For a free copy of the fund's annual report or a prospectus dated 2/28/17, as revised from time to time, call Putnam Investor Services at 1-800-225-1581, visit Putnam's website at putnam.com or write Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383.


Part I of this SAI contains specific information about the fund. Part II includes information about the fund and the other Putnam funds.

I-1

Table of Contents


PART I

FUND ORGANIZATION AND CLASSIFICATION	I-3
INVESTMENT RESTRICTIONS	I-4
CHARGES AND EXPENSES	I-6
PORTFOLIO MANAGERS	I-13
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL	I-15
STATEMENTS

PART II

HOW TO BUY SHARES	II-1
DISTRIBUTION PLANS	II-10
MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS	II-18
TAXES	II-55
MANAGEMENT	II-70
DETERMINATION OF NET ASSET VALUE	II-90
INVESTOR SERVICES	II-92
SIGNATURE GUARANTEES	II-96
REDEMPTIONS	II-97
POLICY ON EXCESSIVE SHORT-TERM TRADING	II-97
SHAREHOLDER LIABILITY	II-97
DISCLOSURE OF PORTFOLIO INFORMATION	II-97
INFORMATION SECURITY RISKS	II-99
PROXY VOTING GUIDELINES AND PROCEDURES	II-100
SECURITIES RATINGS	II-100
APPENDIX A - PROXY VOTING GUIDELINES OF THE PUTNAM FUNDS	II-107
APPENDIX B - FINANCIAL STATEMENTS	II-134

I-2

SAI

PART I

FUND ORGANIZATION AND CLASSIFICATION

Putnam Global Sector Fund is a diversified series of Putnam Funds Trust, a Massachusetts business trust organized on January 22, 1996 (the "Trust"). A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.


The Trust is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The fund offers classes of shares with different sales charges and expenses.


Each share has one vote, with fractional shares voting proportionally.

Shares of all series and classes will vote together as a single class on all matters except (i) when required by the Investment Company Act of 1940 or when the Trustees have determined that a matter affects one or more series or classes materially differently, shares are voted by individual series or class; and (ii) when the Trustees determine that such a matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund.

The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.


Information about the Summary Prospectus, Prospectus, and SAI

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual

I-3

arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust's Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

INVESTMENT RESTRICTIONS


As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities of a fund created under the Trust, the fund may not and will not:

(1) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(2) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(3) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(4) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including, without limitation, debt obligations issued by other Putnam funds), by entering into repurchase agreements or by lending its portfolio securities.

(5) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(6) Purchase or sell commodities, except as permitted by applicable law.

(7) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

I-4

(8) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry, except that the fund may invest more than 25% of its total assets in an industry to the extent that the fund’s index concentrates in the securities of a particular industry or group of industries.

(9) Issue any class of securities which is senior to the fund’s shares of beneficial interest, except for permitted borrowings.


The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

For purposes of the fund’s fundamental policy on industry concentration (#8 above), Putnam Investment Management, LLC ("Putnam Management"), the fund's investment manager, determines the appropriate industry categories and assigns issuers to them, informed by a variety of considerations, including relevant third party categorization systems. Industry categories and issuer assignments may change over time as industry sectors and issuers evolve. Portfolio allocations shown in shareholder reports and other communications may use broader investment sectors or narrower sub-industry categories.


The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

(1) The fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c).

All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

If, as a result of a change in values or net assets or other circumstances, greater than 15% of the fund’s net assets are invested in securities described in (a), (b) and (c) in non-fundamental policy (1) above, the fund will take such steps as are deemed advisable to protect the fund’s liquidity.

I-5


The Trust has filed an election under Rule 18f-1 under the Investment Company Act of 1940 committing each fund that is a series of the Trust to pay all redemptions of fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of such fund's net assets measured as of the beginning of such 90 -day period.


CHARGES AND EXPENSES

Shareholders of your fund approved a new management contract with Putnam Management effective February 27, 2014 (the "Management Contract"). The substantive terms of the Management Contract, including terms relating to fees, are identical to the terms of your fund’s prior management contract dated July 1, 2013. Shareholders were asked to approve the Management Contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management.

Between October 8, 2013 and the date of the Management Contract, Putnam Management managed the fund's investment portfolio and other affairs and business under an interim management contract, which was substantively identical to the fund's prior management contract dated July 1, 2013. Putnam Management has entered into sub-management and sub-advisory contracts for your fund effective as of the time the Management Contract became effective. Please see “Management—The Sub-Manager” in Part II of this SAI for information about the sub-management contract and "Management—The Sub-Adviser" in Part II of this SAI for information about the sub-advisory contract.

Management fees

Under the Management Contract, the fund does not pay a monthly management fee to Putnam Management. Putnam Management receives management fees from the underlying funds.

For the past three fiscal years, pursuant to the applicable management contract, the fund did not incur any fees.


Fund- specific expense limitation. Putnam Management has contractually agreed to reimburse the fund through at least February 28, 2018 for all other expenses (excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, extraordinary expenses and acquired fund fees and expenses). This obligation may be modified or discontinued only with the approval of the Board of Trustees. Please see “Management – The Management Contract – General expense

I-6

limitation” in Part II of this SAI for a description of another expense limitation that may apply to the fund.

Brokerage commissions

The fund did not pay brokerage commissions during the 2016, 2015, or 2014 fiscal years. The fund placed no transactions with brokers or dealers during the most recent fiscal year in which commissions were paid to recognize research, statistical and quotation services received by Putnam Management and its affiliates.


Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.


The table below shows the value of each Trustee's holdings in the fund and in all of the Putnam Funds as of December 31, 2016.


Aggregate
dollar range
Name of	Dollar range	of shares held
Trustee	of Putnam	in all of the
	Global Sector	Putnam funds
	Fund shares	overseen by
	owned	Trustee


Liaquat
Ahamed	$1-$10,000	over $100,000


I-7

Ravi Akhoury	$1-$10,000	over $100,000

Barbara M.
Baumann	$1-$10,000	over $100,000

Jameson A.	$10,001-	over $100,000
Baxter	$50,000

Robert J.
Darretta	$1-$10,000	over $100,000

Katinka
Domotorffy	$1-$10,000	over $100,000

John A. Hill	$1-$10,000	over $100,000

Paul L. Joskow	$1-$10,000	over $100,000

Kenneth R.
Leibler	$1-$10,000	over $100,000

Robert E.	$10,001-
Patterson	$50,000	over $100,000

George	$10,001-	over $100,000
Putnam, III	$50,000

W. Thomas
Stephens	$1-$10,000	over $100,000

* Robert L.	over $100,000	over $100,000
Reynolds

* Trustee who is an "interested person" (as defined in the Investment Company Act of 1940) of the fund and Putnam Management. Mr. Reynolds is deemed an "interested person" by virtue of his positions as an officer of the fund and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds. None of the other Trustees is an "interested person".

Each Independent Trustee of the fund receives an annual retainer fee and an additional fee for each Trustee meeting attended. Independent Trustees also are reimbursed for expenses they incur relating to their services as Trustees. All of the current Independent Trustees of the fund are Trustees of all the Putnam funds and receive fees for their services.

I-8


The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees of the fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per regular Trustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met during your fund’s most recently completed fiscal year, are shown in the table below:

Audit, Compliance and Distributions Committee	15
Board Policy and Nominating Committee	5
Brokerage Committee	4
Contract Committee	9
Executive Committee	1
Investment Oversight Committees
Investment Oversight Committee A	7
Investment Oversight Committee B	7
Pricing Committee	8

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the fund for fiscal 2016, and the fees paid to each Trustee by all of the Putnam funds for services rendered during calendar year 2016:


I-9

	COMPENSATION TABLE


		Pension or	Estimated
Trustee/Year		retirement	annual	Total
		benefits	benefits from	compensation
	Aggregate	accrued as	all Putnam	from all
	compensation	part of fund	funds upon	Putnam
	from the fund	expenses	retirement(1)	funds(2)

Liaquat Ahamed/2012(3)	N/A	N/A	N/A	$315,000

Ravi Akhoury/2009	N/A	N/A	N/A	$302,500

Barbara M.
Baumann/2010(3)	N/A	N/A	N/A	$315,000

Jameson A.
Baxter/1994(3)(4)	N/A	N/A	$110,533	$482,031

Robert J. Darretta/2007(3)	N/A	N/A	N/A	$340,000

Katinka Domotorffy/2012(3)	N/A	N/A	N/A	$315,000

John A. Hill/1985(3)	N/A	N/A	$161,667	$290,000

Paul L. Joskow/1997(3)	N/A	N/A	$113,417	$315,000

Kenneth R. Leibler/2006	N/A	N/A	N/A	$322,500

Robert E. Patterson/1984	N/A	N/A	$106,542	$302,500

George Putnam, III/1984	N/A	N/A	$130,333	$340,000

W. Thomas
Stephens/1997(5)	N/A	N/A	$107,125	$315,000

Robert L.
Reynolds/2008(6)	N/A	N/A	N/A	N/A

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.


(2) As of December 31, 2016, there were 114 funds in the Putnam family.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan.


(4) Includes additional compensation to Ms. Baxter for service as Chair of the Trustees of the Putnam funds.

I-10


(5) Mr. Stephens retired from the Board of Trustees of the Putnam funds on March 31, 2008. Upon his retirement in 2008, Mr. Stephens became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2009. Mr. Stephens was re-appointed to the Board of Trustees of the Putnam funds effective May 14, 2009, and in connection with his re-appointment, Mr. Stephens has agreed to suspend the balance of his retirement benefit payments for the duration of his service as a Trustee.

(6) Mr. Reynolds is an "interested person" of the fund and Putnam Management.


Under a Retirement Plan for Trustees of the Putnam funds (the Plan), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years, or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the Board after 2003.

For additional information concerning the Trustees, see "Management" in Part II of this SAI.

Share ownership


At January 31, 2017, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, except for class Y, of which they owned 32.01%, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.


I-11

	Shareholder name	Percentage
Class	and address	Owned


Class A	Raymond James	10.88%
	Attn: Courtney Waller
	880 Carillon Pkwy.
	St. Petersburg, FL 33716-2010

Class A	National Financial Services LLC	9.49%
	Attn: Mutual Funds Dept 4th Fl
	499 Washington Blvd.
	Jersey City, NJ 07310-2010

Class A	Pershing LLC	9.02%
	1 Pershing Plz.
	Jersey City, NJ 07399-0001

Class B	Pershing LLC	39.52%
	1 Pershing Plz.
	Jersey City, NJ 07399-0001

Class B	Michelle T. Riley	7.78%
	380 Westport Tpke.
	Fairfield, CT 06824-1682

Class B	National Financial Services LLC	6.59%
	Attn: Mutual Funds Dept 4th Fl
	499 Washington Blvd
	Jersey City, NJ 07310-2010

Class B	Wedbush Securities	5.49%
	1000 Wilshire Blvd.
	Los Angeles, CA 90017-2457

Class C	Pershing LLC	14.41%
	1 Pershing Plz.
	Jersey City, NJ 07399-0001

Class C	Ben R. Wagner	5.10%
	1023 N. 22nd St.
	Billings, MT 59101-0849

Class M	Putnam Investments, LLC	34.24%
	One Post Office Square
	Boston, MA 02109-2106

Class M	LPL Financial	33.15%
	Attn: Lindsay O’Toole
	4707 Executive Dr.
	San Diego, CA 92121-3091

Class M	Antoinette E Simos	23.00%
	PO Box 92
	Noblesville, IN 46061-0092

I-12

Class R	Putnam Investments, LLC	90.88%
	One Post Office Square
	Boston, MA 02109-2106

Class R	MG Trust Company Cust. FBO	9.12%
	San Antonio ISD 403(B) Plan
	717 17th St. Ste. 1300
	Denver, CO 80202-3304

Class Y	Great-West Trust Company, LLC – The Putnam	38.09%
	Retirement Plan
	8515 E Orchard Rd. 2T2
	Greenwood Village, CO 80111-5002

Class Y	Robert L. Reynolds	23.60%
	153 Garfield Rd.
	Concord, MA 01742-4905

Class Y	Aaron M. Cooper & Emily G. Cooper	10.68%
	31 Winthrop Rd.
	Lexington, MA 02421-5529

Class Y	Pershing LLC	7.04%
	1 Pershing Plz.
	Jersey City, NJ 07399-0001

Class Y	Edward D Jones & Co	5.69%
	12555 Manchester Rd.
	Saint Louis, MO 63131-3729


Distribution fees


During fiscal 2016, the fund paid the following 12b-1 fees to Putnam Retail Management:


Class A	Class B	Class C	Class M	Class R
$9,501	$4,336	$6,476	$2,450	$70

Class A sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class A shares in the following amounts during the periods indicated:

I-13

		Sales charges
		retained by
		Putnam Retail
	Total front-	Management	Contingent
	end sales	after dealer	deferred sales
Fiscal year	charges	concessions	charges
2016	$16,129	$2,433	$0
2015	$15,638	$2,491	$0
2014	$14,776	$1,995	$0

Class B contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class B shares in the following amounts during the periods indicated:

Contingent
deferred sales
Fiscal year	charges
2016	$85
2015	$13
2014	$12


Class C contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class C shares in the following amounts during the periods indicated:

I-14

Contingent
deferred sales
Fiscal year	charges
2016	$35
2015	$9
2014	$7


Class M sales charges


Putnam Retail Management received sales charges with respect to class M shares in the following amounts during the periods indicated:


		Sales charges
		retained by
		Putnam Retail
	Total front-	Management
	end sales	after dealer
Fiscal year	charges	concessions
2016	$72	$13
2015	$173	$25
2014	$58	$8

During the fund's last three fiscal years, Putnam Retail Management received no contingent deferred sales charges with respect to class M shares. Effective November 1, 2015, the fund no longer assesses a contingent deferred sales charge with respect to class M shares.


I-15

Investor servicing fees


The fund does not pay a fee to Putnam Investor Services, Inc.

PORTFOLIO MANAGERS


Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund's portfolio managers managed as of the fund's most recent fiscal year-end. The other accounts may include accounts for which the individuals were not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

Other accounts
(including separate
accounts, managed
			Other accounts		account programs and
	Other SEC-registered		that pool assets		single-sponsor
Portfolio	open-end and closed-end		from more than		defined contribution
managers	funds		one client		plan offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets


Aaron Cooper	8	$1,212,200,000	0	0	3	$32,900,000

Samuel Cox	3	$1,679,200,000	0	0	1	$100,000

Kathryn Lakin	2	$308,300,000	0	0	1	$100,000


See “Management—Portfolio Transactions—Potential conflicts of interest in managing multiple accounts” in Part II of this SAI for information on how Putnam Management addresses potential conflicts of interest resulting from an individual’s management of more than one account.

I-16


Compensation of portfolio managers


Putnam’s goal for its products and investors is to deliver strong performance versus peers or performance ahead of the applicable benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.


Each portfolio manager is assigned an industry -competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For this fund, Putnam evaluates performance based on the fund’s pre-tax return relative to its MSCI World Index benchmark.

Ownership of securities


The dollar range of shares of the fund owned by each portfolio manager at the end of the fund’s last fiscal year, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was as follows:

Portfolio managers	Dollar range of shares owned
Aaron Cooper	$100,001-$500,000
Samuel Cox	$0
Kathryn Lakin	$0

I-17

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS


PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts 02210, is the fund's independent registered public accounting firm providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, financial highlights and financial statements included in the fund's Annual Report for the fund's most recent fiscal year are included as Appendix B to this SAI. The financial highlights included in the prospectus and this SAI and the financial statements included in this SAI (which is incorporated by reference into the prospectus) have been so included in reliance upon the report of the independent registered public accounting firm, given on their authority as experts in auditing and accounting.


I-18

THE PUTNAM FUNDS
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
PART II

HOW TO BUY SHARES

Each prospectus describes briefly how investors may buy shares of the fund and identifies the share classes offered by that prospectus. Because of different sales charges and expenses, the investment performance of the classes will vary. This section of the SAI contains more information on how to buy shares. For more information, including your eligibility to purchase certain classes of shares, contact your investment dealer or Putnam Investor Services, Inc., the funds’ investor servicing agent (“Putnam Investor Services”), at 1-800-225-1581. Investors who purchase shares at net asset value through employer-sponsored retirement plans (including, for example, 401(k) plans, employer-sponsored 403(b) plans, and 457 plans) should also consult their employer for information about the extent to which the matters described in this section and in the sections that follow apply to them.

Except as set forth below, the fund does not accept new accounts or additional investments (including by way of exchange from another fund) into existing accounts held in the name of persons or entities that do not have both a residential or business address within the United States (including APO/FPO addresses) and a valid U.S. tax identification number. Any existing account that is updated to reflect a non-U.S. address will also be restricted from making additional investments. Non-U.S. institutional clients may invest in a fund, provided that the client is acting for its own account and is not a financial institution (e.g., a broker-dealer purchasing shares on behalf of its customers), and has provided Putnam with documentation (i) that is appropriate to the type of entity seeking to establish the account and (ii) sufficient to enable Putnam Investor Services to determine that the investment would not violate any applicable securities laws or regulations, including non-U.S. laws and regulations.

In addition, Class M shares of Putnam Diversified Income Trust, Putnam Europe Equity Fund, Putnam Global Income Trust, Putnam High Yield Advantage Fund, Putnam Income Fund, and Putnam U.S. Government Income Trust are available for public offering in Japan through certain Japanese registered broker-dealers with whom Putnam Retail Management Limited Partnership has an agreement.

In addition, the fund does not accept new accounts or additional investments (including by way of exchange from another fund) into existing accounts by entities that Putnam Investor Services has reason to believe are involved in the sale or distribution of marijuana, even if such sale or distribution is licensed by a state.

General Information


The fund is currently making a continuous offering of its shares. The fund receives the entire net asset value of shares sold. The fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. In the case of class A shares, class M shares and class T shares, the public offering price is the net asset value plus the applicable sales charge, if any. (The public offering price is thus calculable by dividing the net asset value by 100% minus the sales charge, expressed as a percentage.) No sales charge is included in the public offering price of other classes of shares. In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer or a registered transfer agent or registered clearing agent receives the order, together with all required identifying information, before the close of regular trading on the New York Stock Exchange (the “NYSE”). If the dealer or registered transfer agent or registered clearing agent receives the order after the close of the NYSE, the price

February 28, 2017	II-1

will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to Putnam Investor Services, they will be invested at the public offering price based on the net asset value next determined after all required identifying information has been collected. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.


Initial purchases are subject to the minimums stated in the prospectus, except that (i) individual investments under certain employer-sponsored retirement plans or Tax Qualified Retirement Plans may be lower, and (ii) the minimum investment is waived for investors participating in systematic investment plans or military allotment plans. Information about these plans is available from investment dealers or Putnam Investor Services. Currently Putnam is waiving the minimum for all initial purchases, but reserves the right to reject initial purchases under the minimum in the future, except as noted in the first sentence of this paragraph.

Systematic investment plan. As a convenience to investors, shares may be purchased through a systematic investment plan. Pre-authorized monthly, semi-monthly, or weekly bank drafts for a fixed amount ($200,000 or less) are used to purchase fund shares at the applicable public offering price next determined after Putnam Retail Management Limited Partnership (“Putnam Retail Management”) receives the proceeds from the draft. A shareholder may choose any date or dates in the month for these drafts, but if the date falls on a weekend or holiday, the draft will be processed on the next business day. Further information and application forms are available from the investment dealers or from Putnam Retail Management.

Reinvestment of distributions. Distributions to be reinvested are reinvested without a sales charge in shares of any Putnam fund the shareholder is eligible to invest in under the shareholder's account as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Dividends for Putnam money market funds are credited to a shareholder's account on the payment date. Distributions for all other funds that declare a distribution daily are reinvested without a sales charge as of the last day of the period for which distributions are paid using the net asset value determined on that date, and are credited to a shareholder's account on the payment date.

Purchasing shares with securities (“in-kind” purchases). In addition to cash, the fund will consider accepting securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if Putnam Investment Management, LLC (“Putnam Management”) determines that the offered securities are a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that the fund would not accept securities with a value of less than $100,000 per issue as payment for shares. The fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the manner described in the section "Determination of Net Asset Value" for valuing shares of the fund. The fund will only accept securities that are delivered in proper form. The fund will not accept certain securities, for example, options or restricted securities, as payment for shares. The acceptance of securities by certain funds in exchange for fund shares is subject to additional requirements. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Putnam Retail Management. Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from Putnam Retail Management.

February 28, 2017	II-2

Sales Charges and Other Share Class Features — Retail Investors

This section describes certain key features of share classes offered to retail investors and retirement plans that do not purchase shares at net asset value. Much of this information addresses the sales charges, including initial sales charges and contingent deferred sales charges (“CDSCs”) imposed on the different share classes and various commission payments made by Putnam to dealers and other financial intermediaries facilitating shareholders’ investments. This information supplements the descriptions of these share classes and payments included in the prospectus.

Initial sales charges, dealer commissions and CDSCs on shares sold outside the United States may differ from those applied to U.S. sales.


Initial sales charges for class A, class M and class T shares. The public offering price of class A, class M and class ~~^~~T shares is the net asset value plus a sales charge that varies depending on the size of your purchase (calculable as described above). The fund receives the net asset value. The tables below indicate the sales charges applicable to purchases of class A, class M and class T shares of the funds by style category. The variations in sales charges may reflect the varying efforts required to sell shares to different categories of purchasers, as well as other relevant factors.

The sales charge for class A shares and class M shares is allocated between your investment dealer and Putnam Retail Management as shown in the tables below, except when Putnam Retail Management, in its discretion, allocates the entire amount to your investment dealer. For class T shares, the entire sales charge amount will be allocated to the investment dealer, as shown in the table below.


The underwriter's commission, or dealer reallowance, is the sales charge shown in the prospectus less any applicable dealer discount. Putnam Retail Management will give dealers ten days' notice of any changes in the dealer discount. Putnam Retail Management retains the entire sales charge on any retail sales made by it.

For purchases of class A shares by retail investors that qualify for the highest sales charge breakpoint described in the prospectus, Putnam Retail Management pays commissions on sales during the one-year period beginning with the date of the initial purchase qualifying for that breakpoint. Each subsequent one-year measuring period for these purposes begins with the first qualifying purchase following the end of the prior period. These commissions are paid at the rate of 1.00% of the amount of qualifying purchases up to $4 million, 0.50% of the next $46 million of qualifying purchases and 0.25% of qualifying purchases thereafter.


For Growth Funds, Blend Funds, Value Funds, Asset Allocation Funds (excluding Retirement Income Fund Lifestyle 1), Global Sector Funds and RetirementReady® Funds only:


February 28, 2017	II-3

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	5.75%	5.00%	3.50%	3.00%
50,000 but under 100,000	4.50	3.75	2.50	2.00
100,000 but under 250,000	3.50	2.75	1.50	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 but under 1,000,000	2.00	1.75	1.00	1.00
1,000,000 and above	NONE	NONE	N/A*	N/A*

For Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	5.75%	5.00%	3.50%	3.00%
50,000 but under 100,000	4.50	3.75	2.50	2.00
100,000 but under 250,000	3.50	2.75	1.50	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 and above	NONE	NONE	N/A**	N/A**

February 28, 2017	II-4

For funds in the Retirement Income Lifestyle suite, taxable Income Funds and Tax-Exempt Funds (except for Money Market Funds, Putnam Short-Term Municipal Income Fund, Putnam Floating Rate Income Fund, and Putnam Short Duration Income Fund):

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	4.00%	3.50%	3.25%	3.00%
50,000 but under 100,000	4.00	3.50	2.25	2.00
100,000 but under 250,000	3.25	2.75	1.25	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 and above	NONE	NONE	N/A**	N/A**

For Putnam Floating Rate Income Fund, Putnam Absolute Return 100 Fund, Putnam Short-Term Municipal Income Fund and Putnam Absolute Return 300 Fund only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 500,000	1.00%	1.00%	0.75%	0.75%
500,000 and above	NONE	NONE	N/A**	N/A**

*The funds will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $1 million or more.

**The funds will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $500,000 or more.


For all Putnam funds that offer class T shares (except Putnam Short Duration Income Fund and Putnam Absolute Return 100 Fund)*:

February 28, 2017	II-5

	CLASS T

		Amount of sales charge
	Sales charge as a	reallowed to dealers as a
Amount of transaction at offering price ($)	percentage of offering	percentage of offering
	price	price
Under 249,000	2.50%	2.50%
250,000 but under 499,999	2.00	2.00
500,000 but under 999,999	1.50	1.50
1,000,000 and above	1.00	1.00

*Purchases into Putnam Short Duration Income Fund and Putnam Absolute Return 100 Fund will not be subject to any sales charge.


Purchases of class A and class T1 shares without an initial sales charge. Class A shares of any Putnam fund (other than Putnam Short Duration Income Fund, Putnam Government Money Market Fund, and Putnam Money Market Fund) purchased by retail investors that are not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of that purchase falls. Class A shares of Putnam Short Duration Income Fund and class A and class T1 shares of Putnam Money Market Fund and Putnam Government Money Market Fund purchased by retail investors by exchanging shares from another Putnam fund that were not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of the original purchase falls.

The CDSC assessed on redemptions of fewer than all of an investor's class A shares (and, for Putnam Money Market Fund and Putnam Government Money Market Fund, class T1 shares) subject to a CDSC will be based on the amount of the redemption minus the amount of any appreciation on the investor's CDSC-subject shares since the purchase of such shares. The CDSC assessed on full redemptions of CDSC-subject shares will be based on the lower of the shares' cost and current NAV. Putnam Retail Management will retain any CDSC imposed on redemptions of such shares to compensate it for the up-front commissions paid to financial intermediaries for such share sales.

Purchases of class A shares for rollover IRAs. Purchases of class A shares for a Putnam Rollover IRA or a rollover IRA of a Putnam affiliate, from a retirement plan for which an affiliate of Putnam Management or a business partner of such affiliate is the administrator, including subsequent contributions, are not subject to an initial sales charge or CDSC. Putnam Retail Management may pay commissions or finders’ fees of up to 1.00% of the proceeds for such Putnam Rollover IRA purchases to the dealer of record or other third party.

February 28, 2017	II-6

Commission payments and CDSCs for class B and class C shares. Except in the case of Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Short Duration Income Fund as noted below, Putnam Retail Management will pay a 4% commission on sales of class B shares of the fund only to those financial intermediaries who have entered into service agreements with Putnam Retail Management. For tax-exempt funds, this commission includes a 0.20% pre-paid service fee (except for Putnam Tax-Free High Yield Fund and Putnam AMT-Free Municipal Fund, each of which has a 0.25% pre-paid service fee). For Putnam Floating Rate Income Fund, Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund and Putnam Short-Term Municipal Income Fund, Putnam Retail Management will pay a 1.00% commission to financial intermediaries selling class B shares of the fund.

Except in the case of Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Short Duration Income Fund, Putnam Retail Management pays financial intermediaries a 1.00% commission on sales of class C shares of a fund.

Putnam Retail Management will retain any CDSC imposed on redemptions of class B and class C shares to compensate it for the cost of paying the up-front commissions paid to financial intermediaries for class B or class C share sales.

Conversion of class B shares into class A shares. Class B shares will automatically convert to class A shares on or around the end of the month eight years after the purchase date (for Putnam Small Cap Value Fund, on or around the end of the month six years after the purchase date, and for Putnam Multi-Cap Value Fund, on or around the end of the month five years after the purchase date). Class B shares acquired by exchanging class B shares of another Putnam fund will convert to class A shares based on the time of the initial purchase. The conversion period of the acquired fund will apply, unless the initial fund’s CDSC schedule is higher than that of the acquired fund. In that case, the conversion period and CDSC schedule of the initial fund will apply. Class B shares acquired through reinvestment of distributions will convert to class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class B shares acquired through reinvestment of distributions will be attributed to particular purchases of class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class B shares to class A shares is subject to the condition that such conversions will not constitute taxable events for federal tax purposes. Shareholders should consult with their tax advisers regarding the state and local tax consequences of the conversion of class B shares to class A shares, or any other exchange or conversion of shares. Average annual total return performance information for class B shares shown in the fund's prospectus assumes conversion to class A shares after the applicable period described in the fund’s prospectus.

Sales without sales charges or contingent deferred sales charges


In addition to the categories of investors eligible to purchase fund shares without a sales charge or CDSC ~~^~~set forth in the fund’s prospectus, in connection with settlements reached between certain firms and the Financial Industry Regulatory Authority (“FINRA”) and/or Securities and Exchange Commission (the “SEC”) regarding sales of class B and class C shares in excess of certain dollar thresholds, the fund will permit shareholders who are clients of these firms (and applicable affiliates of such firms) to redeem class B and class C shares of the fund and concurrently purchase class A shares (in an amount to be determined by the dealer of record and Putnam Retail Management in accordance with the terms of the applicable settlement) without paying a sales charge.


The fund may issue its shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding

February 28, 2017	II-7

companies. The CDSC will be waived on redemptions to pay premiums for insurance under Putnam’s insured investor program.


In the case of certain sales charge waivers described in the prospectus to (i) current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain current and former corporate affiliates, their family members, business and personal associates; employer-sponsored retirement plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest and (ii) shareholders reinvesting the proceeds from a Putnam Corporate IRA Plan distribution into a nonretirement plan account, the availability of shares at NAV has been determined to be appropriate because involvement by Putnam Retail Management and other brokers in purchases by these investors is typically minimal.

As described in the prospectus, specific sales charge waivers may be available through your particular financial intermediary. Please see the prospectus for additional information about financial intermediary-specific waivers.

Application of CDSC to Systematic Withdrawal Plans (“SWP”). The SWP provisions relating to CDSC waivers described below do not apply to customers purchasing shares of the fund through a Specified Intermediary, unless otherwise specified in the Appendix to the fund’s prospectus. Please refer to the Appendix to the fund’s prospectus for the SWP provisions that are applicable to each Specified Intermediary.


Investors who set up a SWP for a share account (see "INVESTOR SERVICES — Plans Available to Shareholders -- Systematic Withdrawal Plan") may withdraw through the SWP up to 12% of the net asset value of the account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC liability will be redeemed next until the 12% limit is reached. The 12% figure is calculated on a pro rata basis at the time of the first payment made pursuant to an SWP and recalculated thereafter on a pro rata basis at the time of each SWP payment. Therefore, shareholders who have chosen an SWP based on a percentage of the net asset value of their account of up to 12% will be able to receive SWP payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month from the fund that pays income distributions monthly) for their periodic SWP payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account. For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (12% of $10,000 divided by 12 monthly payments). However, if at the time of the next payment the net asset value of the account has fallen to $9,400, the shareholder will receive $94 free of any CDSC (12% of $9,400 divided by 12 monthly payments) and $6 subject to the lowest applicable CDSC. This SWP privilege may be revised or terminated at any time.


Other exceptions to application of CDSC. For purposes of the waiver categories set forth in subparagraphs (ii) – (iv) of the fund’s prospectus under the sub-section Additional reductions and waivers of sales charges –Class B and class C shares, shares not subject to a CDSC are redeemed first in determining whether the CDSC applies to each redemption.

For purposes of the waiver categories set forth in subparagraph (v) of the fund’s prospectus under the subsection Additional reductions and waivers of sales charges – Class B and class C shares, Benefit Payments currently include, without limitation, (1) distributions from an IRA due to death or post-purchase disability, (2)

February 28, 2017	II-8

a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time.


Ways to Reduce Initial Sales Charges — Class A and Class M Shares


There are several ways in which an investor may obtain reduced sales charges on purchases of class A shares and class M shares. The variations in sales charges reflect the varying efforts required to sell shares to separate categories of purchasers. These provisions may be altered or discontinued at any time. The breakpoint discounts described below do not apply to customers purchasing shares of the fund through any of the financial intermediaries specified in the Appendix to the fund’s prospectus (each, a “Specified Intermediary”). Please refer to the Appendix to the fund’s prospectus for the breakpoint discounts that are applicable to each Specified Intermediary.


Right of accumulation. A purchaser of class A shares or class M shares may qualify for a right of accumulation discount by combining all current purchases by such person with the value of certain other shares of any class of Putnam funds already owned. The applicable sales charge is based on the total of:

(i) the investor's current purchase(s); and

(ii) the higher of (x) the maximum public offering price (at the close of business on the previous day) or (y) the initial value of total purchases (less the value of shares redeemed on the applicable redemption date) of:

(a) all shares held in accounts registered to the investor and other accounts eligible to be linked to the investor’s accounts (as described below) in all of the Putnam funds (except closed-end and money market funds and Putnam Short Duration Income Fund, unless acquired as described in (b) below); and

(b) any shares of money market funds or Putnam Short Duration Income Fund acquired by exchange from other Putnam funds.

For shares held on December 31, 2007, the initial value will be the value of those shares at the maximum public offering price on that date.

The following persons may qualify for a right of accumulation discount:

(i) an individual, or a "company" as defined in Section 2(a)(8) of the Investment Company Act of 1940, as amended (the “1940 Act”) (which includes corporations which are corporate affiliates of each other);

(ii) an individual, his or her spouse and their children under age 21, purchasing for his, her or their own account;

(iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code and Simplified Employer Pension Plans (SEPs) created pursuant to Section 408(k) of the Code);

February 28, 2017	II-9

(iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Code, (not including tax-exempt organizations qualifying under Section 403(b)(7) (a "403(b) plan") of the Code; and

(v) employer-sponsored retirement plans of a single employer or of affiliated employers, other than 403(b) plans.

A combined purchase currently may also include shares of any class of other continuously offered Putnam funds (other than money market funds and Putnam Short Duration Income Fund) purchased at the same time, if the dealer places the order for such shares directly with Putnam Retail Management.

For individual investors, Putnam Investor Services automatically links accounts the registrations of which are under the same last name and address. Account types eligible to be linked for the purpose of qualifying for a right of accumulation discount include the following (in each case as registered to the investor, his or her spouse and his or her children under the age of 21):

(i) individual accounts;

(ii) joint accounts;

(iii) accounts established as part of a plan established pursuant to Section 403(b) of the Code (“403(b) plans”) or an IRA other than a SIMPLE IRA, SARSEP or SEP IRA;

(iv) shares owned through accounts in the name of the investor’s (or spouse’s or minor child’s) dealer or other financial intermediary (with documentation identifying to the satisfaction of Putnam Investor Services the beneficial ownership of such shares); and

(v) accounts established as part of a Section 529 college savings plan managed by Putnam Management.

Shares owned by a plan participant as part of an employer-sponsored retirement plan of a single employer or of affiliated employers (other than 403(b) plans) or a single fiduciary account opened by a trustee or other fiduciary (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) are not eligible for linking to other accounts attributable to such person to qualify for the right of accumulation discount, although all current purchases made by each such plan may be combined with existing aggregate balances of such plan in Putnam funds for purposes of determining the sales charge applicable to shares purchased at such time by the plan.

To obtain the right of accumulation discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide Putnam Retail Management with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to Putnam Investor Services when making direct cash investments. Sales charge discounts under a right of accumulation apply only to current purchases. No credit for right of accumulation purposes is given for any higher sales charge paid with respect to previous purchases for the investor’s account or any linked accounts.

Statement of Intention. Investors may also obtain the reduced sales charges for class A shares or class M shares shown in the prospectus for investments of a particular amount by means of a written Statement of Intention (also referred to as a Letter of Intention), which expresses the investor's intention to invest that amount (including certain "credits," as described below) within a period of 13 months in shares of any class of the fund or any other continuously offered Putnam fund (excluding Putnam money market funds and Putnam Short Duration Income Fund), including through an account established as part of a Section 529 college savings plan managed by Putnam Management. Each purchase of class A shares or class M shares under a Statement of Intention will be made at the lesser of (i) the public offering price applicable at the time of such purchase and (ii) the public offering price applicable on the date the Statement of Intention is executed to a single transaction of the total dollar amount indicated in the Statement of Intention.

February 28, 2017	II-10

An investor may receive a credit toward the amount indicated in the Statement of Intention equal to the maximum public offering price as of the close of business on the previous day of all shares he or she owns, or which are eligible to be linked for purposes of the right of accumulation described above, on the date of the Statement of Intention which are eligible for purchase under a Statement of Intention (plus any shares of money market funds and Putnam Short Duration Income Fund acquired by exchange of such eligible shares). Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the "combined purchase privilege" (see above) may purchase shares under a single Statement of Intention.

The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount, and must be invested immediately. Class A shares or class M shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the Statement of Intention, would apply to the total investment made to date.

If an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery by Putnam Retail Management from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Statement of Intention. No sales charge adjustment will be made unless and until the investor's dealer returns to Putnam Retail Management any excess commissions previously received.

If an investor purchases less than the dollar amount indicated on the Statement of Intention within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's dealer and Putnam Retail Management. Putnam Retail Management will make a corresponding downward adjustment to the amount of the reallowance payable to the dealer with respect to purchases made prior to the investor’s failure to fulfill the conditions of the Statement of Intention. If the account exceeds an amount that would otherwise qualify for a reduced sales charge, that reduced sales charge will be applied. Adjustments to sales charges and dealer reallowances will not be made in the case of the shareholder’s death prior to the expiration of the 13-month period.

Statements of Intention are not available for certain employer-sponsored retirement plans.

Statement of Intention forms may be obtained from Putnam Retail Management or from investment dealers. In addition, shareholders may complete the applicable portion of the fund’s standard account application. Interested investors should read the Statement of Intention carefully.

Commissions on Sales to Employee Retirement Plans

Purchases of class A and class R shares. On sales of class A shares at net asset value to certain employer-sponsored retirement plans and health reimbursement accounts and sales of class R shares, Putnam Retail Management may, at its discretion, pay commissions to the dealer of record on net monthly purchases up to the following rates: 1.00% of the first $1 million, 0.75% of the next $1 million and 0.50% thereafter.

February 28, 2017	II-11

For commission payments made by Putnam Retail Management to dealers and other financial intermediaries with respect to other classes of shares offered to employer-sponsored retirement plans and other tax-favored plan investors, see the corresponding sub-heading under “—Sales Charges and Other Share Class Features—Retail Investors.”

DISTRIBUTION PLANS

If the fund or a class of shares of the fund has adopted a distribution (12b-1) plan, the prospectus describes the principal features of the plan. This SAI contains additional information which may be of interest to investors.

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees. No plan may be amended in order to increase materially the costs which the fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be. A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

The fund makes payments under each plan to Putnam Retail Management to compensate Putnam Retail Management for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares or maintaining or improving services provided to shareholders by Putnam Retail Management and investment dealers.

Putnam Retail Management compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the relevant distribution plan, the terms of the service agreements between the dealers and Putnam Retail Management and any applicable limits imposed by FINRA. Unless noted below or where Putnam Retail Management and the applicable dealer have agreed otherwise, these payments commence in the first year after purchase.

Financial institutions receiving payments from Putnam Retail Management as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

Except as otherwise agreed between Putnam Retail Management and a dealer, for purposes of determining the amounts payable to dealers for shareholder accounts for which such dealers are designated as the dealer of record, "average net asset value" means the product of (i) the average daily share balance in such account(s) and (ii) the average daily net asset value of the relevant class of shares over the quarter.

Class A shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class A shares for which such dealers are designated the dealer of record) except as described below. No payments are made during the first year after purchase on shares purchased at net asset value by shareholders that invest at least $1 million, or, in

February 28, 2017	II-12

the case of dealers of record for an employer-sponsored retirement plan investing at least $1 million, where such dealer has agreed to a reduced sales commission.

Rate*	Fund

0.25%	All funds currently making payments under a class A
distribution plan, except for those listed below

0.20% for shares purchased before 3/21/05;	Putnam Tax-Free High Yield Fund
0.25% for shares purchased on or after 3/21/05**

0.20% for shares purchased before 4/1/05;	Putnam AMT-Free Municipal Fund
0.25% for shares purchased on or after 4/1/05

0.20% for shares purchased on or before 12/31/89;	Putnam Convertible Securities Fund
0.25% for shares purchased after 12/31/89	George Putnam Balanced Fund
Putnam Global Equity Fund
Putnam Global Natural Resources Fund
Putnam Global Health Care Fund
The Putnam Fund for Growth and Income
Putnam Investors Fund
Putnam Voyager Fund

0.20% for shares purchased on or before 3/31/90;	Putnam High Yield Trust
0.25% for shares purchased after 3/31/90	Putnam U.S. Government Income Trust

0.20% for shares purchased on or before 1/1/90;	Putnam Equity Income Fund
0.25% for shares purchased after 1/1/90

0.20% for shares purchased on or before 3/31/91;	Putnam Income Fund
0.25% for shares purchased after 3/31/91;

0.10%	Putnam Short Duration Income Fund

0.15% for shares purchased on or before 3/6/92;	Putnam Michigan Tax Exempt Income Fund
0.20% for shares purchased after 3/6/92 but before	Putnam Minnesota Tax Exempt Income Fund
4/1/05;	Putnam Ohio Tax Exempt Income Fund
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 5/11/92;	Putnam Massachusetts Tax Exempt Income Fund
0.20% for shares purchased after 5/11/92 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 12/31/92;	Putnam California Tax Exempt Income Fund
0.20% for shares purchased after 12/31/92 but	Putnam New Jersey Tax Exempt Income Fund
before 4/1/05;	Putnam New York Tax Exempt Income Fund
0.25% for shares purchased on or after 4/1/05	Putnam Tax Exempt Income Fund

0.15% for shares purchased on or before 3/5/93;	Putnam Arizona Tax Exempt Income Fund
0.20% for shares purchased after 3/5/93 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

February 28, 2017	II-13

Rate*	Fund

0.15% for shares purchased on or before 7/8/93;	Putnam Pennsylvania Tax Exempt Income Fund
0.20% for shares purchased after 7/8/93 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.00%	Putnam Government Money Market Fund
Putnam Money Market Fund

*For purposes of this table, shares are deemed to be purchased on date of settlement (i.e. , once purchased and paid for). Shares issued in connection with dividend reinvestments are considered to be purchased on the date of their issuance, not the issuance of the original shares.

**Shares of Putnam Tax-Free High Yield Fund issued in connection with the merger of Putnam Municipal Income Fund into that fund pay a commission at the annual rate of 0.20% or 0.25%, based on the date of the original purchase of the shareholder’s corresponding shares of Putnam Municipal Income Fund, as set forth below: 0.20% for shares purchased on or before 5/7/92; 0.25% for shares purchased after 5/7/92.

Class B shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class B shares for which such dealers are designated the dealer of record).

Rate	Fund

0.25%	All funds currently making payments under a class B
distribution plan, except for those listed below

0.25%, except that the first year's service fees of	Putnam AMT-Free Municipal Fund
0.25% are prepaid at time of sale	Putnam Tax-Free High Yield Fund

0.20%, except that the first year’s service fees of	Putnam Arizona Tax Exempt Income Fund
0.20% are prepaid at time of sale	Putnam California Tax Exempt Income Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Tax Exempt Income Fund

0.50%	Putnam Government Money Market Fund*
Putnam Money Market Fund
Putnam Short Duration Income Fund

* Effective as of the close of business on March 31, 2017, Putnam Money Market Fund and Putnam Government Money Market Fund will limit the 12b-1 fees payable by class B shares to 0.00% of the average net asset value of class B shares for which such dealers are designated the dealer of record.


February 28, 2017	II-14

Class C shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class C shares for which such dealers are designated the dealer of record). No payments are made during the first year after purchase unless the shares were initially purchased without a CDSC, except that payments for Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Short Duration Income Fund will be made beginning in the first year.

Rate	Fund

1.00%	All funds currently making payments under a class C
distribution plan, except for those listed below

0.50%	Putnam Government Money Market Fund *
Putnam Money Market Fund*
Putnam Short Duration Income Fund

* Effective as of the close of business on March 31, 2017, Putnam Money Market Fund and Putnam Government Money Market Fund will limit the 12b-1 fees payable by class C shares to 0.00% of the average net asset value of class C shares for which such dealers are designated the dealer of record.


February 28, 2017	II-15

Different rates may apply to shares sold outside the United States.

Class M shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class M shares for which such dealers are designated the dealer of record), except as follows.

Rate	Fund

0.65%	All Growth, Blend, Value, Global Sector and Asset
Allocation Funds (excluding funds in the Retirement
Income Lifestyle suite) currently making payments
under a class M distribution plan, and Putnam
Absolute Return 500 Fund and Putnam Absolute
Return 700 Fund.

0.40%	All Income funds currently making payments under a
class M distribution plan (except for Putnam Floating
Rate Income Fund, Putnam Government Money
Market Fund, Putnam Money Market Fund, Putnam
Short-Term Municipal Income Fund and Putnam
Short Duration Income Fund) and funds in the
Retirement Income Lifestyle suite.

0.30%	Putnam Absolute Return 100 Fund, Putnam Absolute
Return 300 Fund, Putnam Short-Term Municipal
Income Fund and Putnam Floating Rate Income Fund

0.15%	Putnam Government Money Market Fund *
Putnam Money Market Fund*
Putnam Short Duration Income Fund

* Effective as of the close of business on March 31, 2017, Putnam Money Market Fund and Putnam Government Money Market Fund will limit the 12b-1 fees payable by class M shares to 0.00% of the average net asset value of class M shares for which such dealers are designated the dealer of record.


February 28, 2017	II-16

Putnam Retail Management’s payments to dealers for plans investing in class M shares for which such dealers are designated the dealer of record may equal up to the annual rate of 0.75% of the average net asset value of such class M shares for Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund as well as all Growth, Blend, Value, Global Sector and Asset Allocation Funds currently making payments under a class M distribution plan and up to the annual rate of 0.50% of the average net asset value of such class M shares for all Income funds currently making payments under a class M distribution plan (except for Putnam Floating Rate Income Fund, Putnam Short-Term Municipal Income Fund, Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Short Duration Income Fund).

Different rates may apply to shares sold outside the United States.

Class R shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class R shares for which such dealers are designated the dealer of record). No payments are made to dealers during the first year after purchase unless Putnam Retail Management did not pay a commission to the dealer at purchase.

Rate	Fund

0.50%	All funds currently making payments under a class R
distribution plan*

* Effective as of the close of business on March 31, 2017, Putnam Money Market Fund and Putnam Government Money Market Fund will limit the 12b-1 fees payable by class R shares to 0.00% of the average net asset value of class R shares for which such dealers are designated the dealer of record.


A portion of the class R distribution fee payable to dealers may be paid to third parties who provide services to plans investing in class R shares and participants in such plans.


Class T shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class T shares for which such dealers are designated the dealer of record), except as follows.

Rate	Fund

0.25%	All funds currently making payments under a class
T distribution plan.


February 28, 2017	II-17

Class T1 shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class T1 shares for which such dealers are designated the dealer of record).

Rate	Fund

0.25%	Putnam Government Money Market Fund*
Putnam Money Market Fund*

* Effective as of the close of business on March 31, 2017, Putnam Money Market Fund and Putnam Government Money Market Fund will limit the 12b-1 fees payable by class T1 shares to 0.00% of the average net asset value of class T1 shares for which such dealers are designated the dealer of record.


Additional Dealer Payments

As described earlier in this section, dealers may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the funds. These payments may include servicing payments to retirement plan administrators and other institutions up to the same levels as described above. For purposes of this section the term “dealer” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates.

Putnam Retail Management and its affiliates pay additional compensation to selected dealers under the categories described below. These categories are not mutually exclusive, and a single dealer may receive payments under all categories. These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made pursuant to agreements with dealers and do not change the price paid by investors for the purchase of a share or the amount a fund will receive as proceeds from such sales or the distribution (12b-1) fees and the expenses paid by the fund as shown under the heading “Fees and Expenses” in the prospectus.

Marketing Support Payments. Putnam Retail Management and its affiliates make payments to certain dealers for marketing support services. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer, as well as the size of the dealer’s relationship with Putnam Retail Management. Putnam Retail Management and its affiliates compensate dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. Payments are generally based on one or more of the following factors: average net assets of Putnam’s retail mutual funds attributable to that dealer, gross or net sales of Putnam’s retail mutual funds attributable to that dealer, reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment for services rendered. In addition, payments typically apply to retail sales and assets, but may not, in certain situations, apply to other specific types of sales or assets, such as to retirement plans or fee-based advisory programs.

February 28, 2017	II-18

Although the total of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average assets of Putnam’s retail mutual funds attributable to the dealers.

The following dealers (and such dealers’ respective affiliates) received marketing support payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2016:

American Portfolios Financial Services, Inc.	Lincoln Investment Planning, Inc.

Ameriprise Financial Services, Inc.	LPL Financial LLC

AXA Advisors, LLC	MMC Securities Corp.

BancWest Investment Services, Inc.	Morgan Stanley Smith Barney LLC

Cadaret, Grant & Co. Inc.	National Planning Corporation

Cambridge Investment Research, Inc.	M&T Securities, Inc.

Cetera Advisors, LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.

Cetera Advisor Networks, LLC	MSI Financial Services, Inc.

Cetera Financial Specialists, LLC	Northwestern Mutual Investment Services, LLC

Cetera Investment Services, LLC	Oppenheimer & Co. Inc.

Citigroup Global Markets Inc.	PNC Investments LLC

Citizens Securities, Inc.	Raymond James & Associates, Inc.

Clearing Services, LLC	Raymond James Financial Services, Inc.

Commonwealth Equity Services	RBC Capital Markets, LLC

CUNA Brokerage Services, Inc.	Royal Alliance Associates

CUSO Financial Services, L.P.	Sagepoint Financial, Inc.

First Allied Securities, Inc.	Santander Securities LLC

FSC Securities Corporation	Securities America, Inc.

Girard Securities, Inc.	Securian Financial Services, Inc.

HD Vest Investment Securities, Inc.	Securities Service Network, Inc.

Independent Financial Group, LLC	SII Investments

Investacorp, Inc.	Stifel, Nicolaus & Company, Incorporated

INVEST Financial Corporation	Summit Brokerage Services, Inc.

Investment Centers of America, Inc.	SunTrust Bank, Inc.

Investors Capital Corp.	SunTrust Investment Services, Inc.

Janney Montgomery Scott LLC	TD Ameritrade, Inc.

J.P. Morgan Securities, LLC	TD Ameritrade Clearing, Inc.

J.P. Turner & Company, LLC	Triad Advisors, Inc.

Kestra Investment Services, LLC	U.S. Bancorp Investments, Inc.

KMS Financial Services, Inc.	UBS Financial Services Inc.

Legend Equities Corporation	Voya Financial Advisors, Inc.

Lincoln Financial Advisors Corp.	VSR Financial Services, Inc.

Lincoln Financial Securities Corporation

Additional dealers may receive marketing support payments in 2017 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2016 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

February 28, 2017	II-19

Program Servicing Payments. Putnam Retail Management and its affiliates also make payments to certain dealers that sell Putnam fund shares through dealer platforms and other investment programs to compensate dealers for a variety of services they provide. A dealer may perform program services itself or may arrange with a third party to perform program services. In addition to shareholder recordkeeping, reporting, or transaction processing, program services may include services rendered in connection with dealer platform development and maintenance, fund/investment selection and monitoring, or other similar services. Payments by Putnam Retail Management and its affiliates for program servicing support to any one dealer are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. In addition, Putnam Retail Management and its affiliates make one-time or annual payments to selected dealers receiving program servicing payments in reimbursement of printing costs for literature for shareholders, account maintenance fees or fees for establishment of Putnam funds on the dealer’s system. The amounts of these payments may, but will not normally (except in cases where the aggregate assets in the program are small), cause the aggregate amount of the program servicing payments to such dealer on an annual basis to exceed the amounts set forth above.

The following dealers (and such dealers’ respective affiliates) received program servicing payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2016:

Charles Schwab & Co., Inc.	Pershing LLC

Merrill Lynch, Pierce, Fenner & Smith, Inc.	RBC Capital Markets, LLC

Morgan Stanley Smith Barney LLC	Transamerica Advisors Life Insurance Company

National Financial Services LLC	Trust Company of America


Additional or different dealers may also receive program servicing payments in 2017 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2016 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.


Other Payments. From time to time, Putnam Retail Management, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as FINRA. Such compensation provided by Putnam Retail Management may include financial assistance to dealers that enables Putnam Retail Management to participate in and/or present at dealer-sponsored conferences or seminars, sales or training programs for invited registered representatives and other dealer employees, dealer entertainment, and other dealer-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. Putnam Retail Management makes payments for entertainment events it deems appropriate, subject to Putnam Retail Management’s internal guidelines and applicable law. These payments may vary upon the nature of the event.

Sub-accounting payments. Certain dealers or other financial intermediaries also receive payments from Putnam Investor Services or its affiliates in recognition of sub-accounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. The amount paid for these services varies depending on the share class selected and by dealer or other financial intermediary, and may also take into account the extent to which the services provided by the dealer replace services that Putnam Investor Services or its affiliates would otherwise have to provide. There are no such payments in respect of class R6 shares, and payments in respect of class R5 shares are generally made at an annual rate of up to 0.10% of a fund’s average net assets attributable to class R5 shares held by a dealer or other financial intermediary, except that an annual rate of up to 0.07% of a fund’s average net assets attributable to class R5 shares held by a dealer or other financial intermediary applies to Putnam American

February 28, 2017	II-20

Government Income Fund, Putnam Dynamic Asset Allocation Conservative Fund, Putnam Global Income Trust, Putnam Income Fund and Putnam Short Duration Income Fund. Payments for other classes vary. See the discussion under the heading “MANAGEMENT – Investor Servicing Agent” for more details.

You can ask your dealer for information about payments it receives from Putnam Retail Management or its affiliates and the services it provides for those payments.

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

As noted in the prospectus, in addition to the main investment strategies and the principal risks described in the prospectus, the fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Putnam funds, certain matters described herein may not apply to your fund. Unless a strategy or policy described below is specifically prohibited or limited by the investment restrictions discussed in the fund’s prospectus or in this SAI, or by applicable law, the fund may engage in each of the practices described below without limit. This section contains information on the investments and investment practices listed below. With respect to funds for which Putnam Investments Limited (“PIL”) and/or The Putnam Advisory Company, LLC (“PAC”) serves as sub-investment manager (as described in the fund’s prospectus), references to Putnam Management in this section include PIL and/or PAC, as appropriate.

Temporary Defensive Strategies	Mortgage-backed and Asset-backed Securities

Bank Loans	Options on Securities

Borrowing and Other Forms of Leverage	Preferred Stocks and Convertible Securities

Derivatives	Private Placements and Restricted Securities

Exchange-Traded Notes	Real Estate Investment Trusts (REITs)

Floating Rate and Variable Rate Demand Notes	Redeemable Securities

Foreign Currency Transactions	Repurchase Agreements

Foreign Investments and Related Risks	Securities Loans

Forward Commitments and Dollar Rolls	Securities of Other Investment Companies

Futures Contracts and Related Options	Short Sales

Hybrid Instruments	Short-Term Trading

Inflation-Protected Securities	Special Purpose Acquisition Companies

Initial Public Offerings (IPOs)	Structured Investments

Interfund Borrowing and Lending	Swap Agreements

Inverse Floaters	Tax-exempt Securities

Legal and Regulatory Risk Relating to Investment Strategy	Warrants

Lower-rated Securities	Zero-coupon and Payment-in-kind Bonds

Money Market Instruments

Temporary Defensive Strategies

In response to adverse market, economic, political or other conditions, Putnam Management may take temporary defensive positions that differ from the fund’s usual investment strategies. In implementing these temporary defensive strategies, the fund may invest primarily in, among other things, debt securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments (including, to the extent permitted by law or applicable exemptive relief, money market funds), or any other securities Putnam Management considers consistent with such defensive strategies. While temporary defensive strategies are mainly designed to limit losses, such strategies may not work as intended.

February 28, 2017	II-21

Bank Loans

The fund may invest in bank loans. By purchasing a loan, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The fund may act as part of a lending syndicate, and in such cases would be purchasing a “participation” in the loan. The fund may also purchase loans by assignment from another lender. Many loans are secured by the assets of the borrower, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Putnam Management will generally not have access to non-public information to which other investors in syndicated loans may have access. Because loans in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan will depend almost exclusively on Putnam Management's, and the original lending institution's, credit analysis of the borrower. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy. The loans in which the fund may invest include those that pay fixed rates of interest and those that pay floating rates – i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate.

Loans may be structured in different forms, including novations, assignments and participating interests. In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. As an alternative, the fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The fund may also acquire a loan interest directly by acting as a member of the original lending syndicate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan to collect and pass on to the fund such payments and to enforce the fund's rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the fund from

February 28, 2017	II-22

receiving principal, interest and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the fund holds an interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which the fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. A significant portion of the corporate loans purchased by the fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that Putnam Management believes are attractive arise.

Certain of the loans acquired by the fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the fund is committed to make additional loans under such a participation, it will at all times set aside on its books liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the fund may also involve loans made in foreign (i. e ., non-U.S.) currencies. The fund's investment in such participations would involve the risks of currency fluctuations described in this SAI with respect to investments in the foreign securities.

With respect to its management of investments in bank loans, Putnam Management will normally seek to avoid receiving material, non-public information (“Confidential Information”) about the issuers of bank loans being considered for acquisition by the fund or held in the fund’s portfolio. In many instances, borrowers may offer to furnish Confidential Information to prospective investors, and to holders, of the issuer’s loans. Putnam Management’s decision not to receive Confidential Information may place Putnam Management at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, Putnam Management’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that Putnam Management’s decision not to receive Confidential Information under normal circumstances could adversely affect the fund’s investment performance.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in loans, Putnam Management may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the fund’s portfolio. Possession of such information may in some instances occur despite Putnam Management’s efforts to avoid such possession, but in other instances Putnam Management may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Putnam Management's ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on Putnam Management's ability to trade could have an adverse effect on the fund by, for example, preventing the

February 28, 2017	II-23

fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Putnam Management or an affiliate may hold other securities issued by borrowers whose loans may be held in the fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the loans held in the fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s loans. In such cases, Putnam Management may owe conflicting fiduciary duties to the fund and other client accounts. Putnam Management will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Putnam Management's client accounts collectively held only a single category of the issuer’s securities.

Borrowing and Other Forms of Leverage

The fund may borrow money to the extent permitted by its investment policies and restrictions and applicable law. When the fund borrows money or otherwise leverages its portfolio, the value of an investment in the fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund’s holdings. In addition to borrowing money from banks, the fund may engage in certain other investment transactions that may be viewed as forms of financial leverage – for example, using dollar rolls, investing collateral from loans of portfolio securities, entering into when-issued, delayed-delivery or forward commitment transactions or using derivatives such as swaps, futures, forwards, and options. Because the fund either (1) sets aside cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) on its books in respect of such transactions during the period in which the transactions are open or (2) otherwise “covers” its obligations under the transactions, such as by holding offsetting investments , the fund does not consider these transactions to be borrowings for purposes of its investment restrictions or “senior securities” for purposes of the 1940 Act. In some cases (e.g., with respect to futures and forwards that are contractually required to “cash-settle”), the fund is permitted under relevant guidance from the Securities and Exchange Commission (the “SEC”) or SEC staff to set aside assets with respect to an investment transaction in the amount of its net (marked-to-market) obligations thereunder, rather than the full notional amount of the transaction. By setting aside assets equal only to its net obligations, the fund will have the ability to employ leverage to a greater extent than if it set aside assets equal to the notional amount of the transaction, which may increase the risk associated with such investments.

Each Putnam fund (other than Putnam RetirementReady® Funds, Putnam Retirement Income Fund Lifestyle 1, Putnam Global Sector Fund and Putnam Short-Term Investment Fund) participates in a syndicated committed line of credit provided by State Street Bank and Trust Company and Northern Trust Company and an uncommitted line of credit provided by State Street Bank and Trust Company. These lines of credit are intended to provide a temporary source of cash in extraordinary or emergency circumstances, such as unexpected shareholder redemption requests. The fund may pay a commitment or other fee to maintain a line of credit, in addition to the stated interest rate. A participating fund in the syndicated committed line of credit that invests more than 10% of its assets in other pooled investment vehicles (other than money market funds) (a “fund-of-funds”) will be required to maintain a 400% asset coverage ratio.

Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, options, hybrid instruments, forward contracts, swap agreements and structured investments, are considered to be "derivatives."

February 28, 2017	II-24

Derivatives are financial instruments whose value depends upon, or is derived from, the value or other attributes of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus and in this SAI. The fund’s use of derivatives may cause the fund to recognize higher amounts of short-term capital gains, which are generally taxed to individual shareholders at ordinary income tax rates, and higher amounts of ordinary income, and more generally may affect the timing, character and amount of a fund’s distributions to shareholders. The fund’s use of commodity-linked derivatives can be limited by the fund’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code) or bear adversely on the fund’s ability to so qualify, as discussed in “Taxes” below. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. The fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund’s net asset value. See “— Borrowing and Other Forms of Leverage.” In its use of derivatives, the fund may take both long positions (the values of which move in the same direction as the prices of the underlying investments, pools of investments, indexes or currencies), and short positions (the values of which move in the opposite direction from the prices of the underlying investments, pools of investments indexes or currencies).

Short positions may involve greater risks than long positions, as the risk of loss may be theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the amount invested). The fund may use derivatives that combine “long” and “short” positions in order to capture the difference between underlying investments, pools of investments, indices or currencies.

Exchange-Traded Notes

The fund may invest in exchange-traded notes (“ETNs”). ETNs are typically senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market index less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. The fund may hold the ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant market index. ETNs do not make periodic interest payments and principal is not protected.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN despite the underlying market index remaining unchanged. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the fund characterizes and treats ETNs for tax purposes.

An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and the fund would bear a proportionate share of any fees and expenses borne by the ETN in which it invests.

The fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in

February 28, 2017	II-25

an effort to amplify the returns of an underlying market index can, at times, be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater. The extent of the fund’s investment in commodity-linked ETNs, if any, is limited by tax considerations. For more information regarding the tax treatment of commodity-linked ETNs, please see “Taxes” below.

ETNs are generally similar to structured investments and hybrid instruments. For discussion of these investments and the risks generally associated with them, see “Hybrid Instruments” and “Structured Investments” in this SAI.

Floating Rate and Variable Rate Demand Notes

The fund may purchase taxable or tax-exempt floating rate and variable rate demand notes for short-term cash management or other investment purposes. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Foreign Currency Transactions

To manage its exposure to foreign currencies, the fund may engage in foreign currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options. In addition, the fund may engage in these transactions for the purpose of increasing its return. Foreign currency transactions involve costs, and, if unsuccessful, may reduce the fund’s return.

Generally, the fund may engage in both "transaction hedging" and "position hedging." The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received. The fund may also engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which securities the fund intends to buy are denominated or quoted).

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency or for other hedging or non-hedging purposes. If conditions warrant, for hedging or non-hedging purposes, the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. The fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

February 28, 2017	II-26

A foreign currency futures contract is a standardized exchange-traded contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC"), such as the New York Mercantile Exchange, and have margin requirements.

A foreign currency forward contract is a negotiated agreement to exchange currency at a future time, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. The contract price may be higher or lower than the current spot rate. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. In addition, forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, so that no intermediary is required. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts may be effected only on a commodities exchange or board of trade which provides a secondary market in such contracts; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

As noted above, the fund may purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

February 28, 2017	II-27

Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies may be affected by all of those factors which influence foreign exchange rates and investments generally.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they involve costs to the fund and tend to limit any potential gain which might result from the increase in value of such currency.

The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency are unattractive. In this situation, the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will set aside liquid assets on its books to cover forward contracts used for non-hedging purposes.

In addition, the fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies -- the U.S. dollar and the foreign currency in question. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be

February 28, 2017	II-28

disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

Foreign Investments and Related Risks

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. In addition, the fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after a fund's income has been earned and translated into U.S. dollars (but before payment), the fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, there may be less (or less effective) regulation of exchanges, brokers and listed companies in some foreign countries. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than in the United States.

Foreign settlement procedures and trade regulations may be more complex and involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets. For example, settlement of transactions involving foreign securities or foreign currencies (see below) may occur within a foreign country, and the fund may accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may pay fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of sanctions (whether imposed by the local sovereign or by the United States government), currency exchange controls, foreign withholding or other taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political, social or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or

February 28, 2017	II-29

proceeds from the sale of, foreign securities may be subject to foreign withholding or other taxes, and special U.S. tax considerations may apply.

Note on MSCI indices. MSCI, Inc. (MSCI) publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. Putnam Management believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI index.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.

The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries. These restrictions may take the form of prior governmental approval requirements, limits on the amount or type of securities held by foreigners and limits on the types of companies in which foreigners may invest (e.g., limits on investment in certain industries). Some countries also limit the investment of foreign persons to only a specific class of securities of an issuer that may have less advantageous terms or rights or preferences than securities of the issuer available for purchase by domestic parties, or may directly limit foreign investors’ rights (such as voting rights). Although securities subject to such restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. Foreign laws may also impact the availability of derivatives or hedging techniques relating to a foreign country’s government securities. In each of these situations, the funds’ ability to invest significantly in desired issuers, or the terms of such investments, could be negatively impacted as a result of the relevant legal restriction. Sanctions imposed by the United States government on other countries or persons or issuers operating in such countries could restrict the fund’s ability to buy affected securities or to sell any affected securities it has previously purchased, which may subject the fund to greater risk of loss in those securities.

For purposes of some foreign holding limits or disclosure thresholds, all positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable limits or thresholds have been exceeded. Thus, even if the fund does not intend to exceed applicable limits, it is possible that different clients managed by Putnam Management and its affiliates (including separate affiliates owned by Power Corporation of Canada outside the Putnam Investments group) may be aggregated for this purpose. These limits may adversely affect the fund’s ability to invest in the applicable security.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in developing countries, also known as "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation

February 28, 2017	II-30

or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.

American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing in foreign securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Forward Commitments and Dollar Rolls

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions, to sell securities it owns under delayed delivery arrangements, or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as "cover" for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. Where the fund purchases or sells an option, which is to be settled in cash, to buy or sell a TBA sale commitment, the fund will segregate cash or liquid assets in an amount equal to the current “mark-to-market” value of the option.

February 28, 2017	II-31

Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

The fund may enter into dollar roll transactions (generally using TBAs) in which it sells a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, the fund foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The fund would also be able to earn interest on the proceeds of the sale before they are reinvested. The fund accounts for dollar rolls as purchases and sales. Because cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) in the amount of the fund’s commitment under a dollar roll is set aside on the fund’s books, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the fund may be adversely affected.

Futures Contracts and Related Options

Subject to applicable law, the fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. Examples of futures contracts that the fund may use (which may include single-security futures) include, without limitation, U.S. Treasury security futures, index futures, corporate or municipal bond futures, Government National Mortgage Association certificate futures, interest rate swap futures, and Eurodollar futures. In addition, as described elsewhere in this SAI, the fund may use foreign currency futures.

Although futures contracts (other than index futures and futures based on the volatility or variance experienced by an index) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Index futures and futures based on the volatility or variance experienced by an index do not call for actual delivery or acceptance of commodities or securities, but instead require cash settlement of the futures contract on the settlement date specified in the contract. Such contracts may also be closed out before the settlement date. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is

February 28, 2017	II-32

unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Instead, upon entering into a contract, the fund is required to deliver to the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs. Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

The fund does not intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund's net assets.

Putnam Management has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC with respect to each Putnam fund. Accordingly, Putnam Management (with respect to the funds) is not subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, each fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, Putnam Management may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that fund. Putnam Management’s eligibility to claim the exclusion with respect to a fund will be based upon, among other things, the level and scope of the fund’s investment in commodity interests, the purposes of such investments and the manner in which the fund holds out its use of commodity interests. A fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by Putnam Management's intention to operate the fund in a manner that would permit Putnam Management to continue to claim the exclusion under Rule 4.5, which may adversely affect the fund’s total return. In the event the fund’s investments in commodity interests require Putnam Management to register with the CFTC as a commodity pool operator with respect to a fund, the fund’s expenses may increase, adversely affecting that fund’s total return.

Index futures. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into

February 28, 2017	II-33

a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected U.S. common stocks. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are currently to buy or sell 250 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 250 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $1,000 (250 units x gain of $4). If the fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $500 (250 units x loss of $2).

Options on futures contracts. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the underlying asset on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or indices or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner, and involve the same risks, as options purchased or written directly on the underlying investments. In addition, the fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts. The writing of an option on a futures contract involves risks similar to those relating to the sale of futures contracts.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts generally involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments.

February 28, 2017	II-34

As an alternative to purchasing call and put options on index futures, the fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates and market movements, and, in the case of index futures and futures based on the volatility or variance experienced by an index, Putnam Management’s ability to predict the future level of the index or the future volatility or variance experienced by an index. For example, it is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio, which may differ from those that comprise the index, may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities or other assets underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures used by the fund and the portion of the portfolio being hedged, the prices of futures may not correlate perfectly with movements in the underlying asset due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the expected relationship between the underlying asset and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the underlying asset and movements in the prices of related futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or

February 28, 2017	II-35

options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Hybrid Instruments

These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”).

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or pays interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

February 28, 2017	II-36

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the fund would have to consider and monitor. In addition, uncertainty regarding the tax treatment of hybrid instruments may reduce demand for such instruments. Tax considerations may also limit the extent of the fund’s investments in certain hybrid instruments. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Inflation-Protected Securities

The fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. The fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation. The fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States. In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation.

February 28, 2017	II-37

Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the fund holds the security, the fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, when the fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company and to eliminate any fund-level income tax liability under the Code.

The U.S. Treasury began issuing inflation-protected bonds in 1997. Certain non-U.S. governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-protected bonds, and there may be a more liquid market in certain of these countries for these securities.

Initial Public Offerings

The fund may purchase debt or equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the fund may hold securities purchased in an IPO for a very short period of time. As a result, the fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time the fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Putnam funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease.

Interfund Borrowing and Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls, the fund has entered into a Master Interfund Lending Agreement by and among each Putnam fund and Putnam Management (the “Interfund Lending Agreement”) under which the fund may lend or borrow money for temporary purposes directly to or from another Putnam fund (an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the fund permitting such Interfund Loans. All Interfund Loans would consist only of uninvested cash reserves that the lending fund otherwise would invest in short-term repurchase agreements or other short-term instruments. At this time, Putnam Short-Term Investment Fund is the only Putnam fund expected to make its uninvested cash reserves available for Interfund Loans.

If the fund has outstanding borrowings, any Interfund Loans to the fund (a) would be at an interest rate equal to or lower than that of any outstanding bank loan, (b) would be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, and (c) would have a maturity no longer than any outstanding bank loan (and in any event not over seven days). In addition, if an event of default were to occur under any agreement evidencing an outstanding bank

February 28, 2017	II-38

loan to the fund, the event of default would automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and such a call would be deemed made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

The fund may make an unsecured borrowing under the Interfund Lending Agreement if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Putnam fund, the fund’s Interfund Loan would be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan secured by collateral. If the fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. All secured Interfund Loans would be secured by the pledge of segregated collateral with a market value equal to at least 102% of the outstanding principal value of the Interfund Loan. The fund may not borrow from any source if its total outstanding borrowings immediately after the borrowing would exceed the limits imposed by Section 18 of the 1940 Act or the fund’s fundamental investment restrictions.

The fund may not lend to another Putnam fund under the Interfund Lending Agreement if the Interfund Loan would cause its aggregate outstanding Interfund Loans to exceed 15% of the fund’s current net assets at the time of the Interfund Loan. The fund’s Interfund Loans to any one fund may not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans would be limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Interfund Loans effected within seven days of each other would be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. If the fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due.

Inverse Floaters

These securities have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels – rising when prevailing short-term interest rate fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.

Legal and Regulatory Risks Relating to Investment Strategy

The fund may be adversely affected by new (or revised) laws or regulations that may be imposed by the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, or other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets. These agencies are empowered to promulgate a variety of rules pursuant to financial reform legislation in the United States. The fund may also be adversely affected by changes in the enforcement or interpretation of existing statutes and rules. The regulatory environment for private funds is evolving, and changes in the regulation of private funds may

February 28, 2017	II-39

adversely affect the value of the investments held by the fund and the ability of the fund to execute its investment strategy. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including new clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, adversely affect the value of the investments held by the fund, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the fund does not intend to exceed applicable position limits, it is possible that different clients managed by Putnam Management and its affiliates may be aggregated for this purpose. Any modification of trading decisions or elimination of open positions that may be required to avoid exceeding such limits may adversely affect the profitability of the fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain threshold and is expected to adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the fund may trade have adopted reporting requirements. If the fund’s short positions or its strategy become generally known, the fund’s ability to implement its investment strategy could be adversely affected. In particular, other investors could cause a “short squeeze” in the securities held short by the fund forcing the fund to cover its positions at a loss. Such reporting requirements may also limit the fund’s ability to access management and other personnel at certain companies where the fund seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the fund could decrease drastically. In addition, the SEC recently proposed additional restrictions on short sales, which could restrict the fund’s ability to engage in short sales in certain circumstances. The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the fund to execute certain investment strategies.

Recently enacted federal legislation requires the adoption of regulations that will require any creditor that makes a loan and any securitizer of a loan to retain at least 5% of the credit risk on any loan that is transferred, sold or conveyed by such creditor or securitizer. It is currently unclear how these requirements will apply to loan participations, syndicated loans, and loan assignments. Investors, such as the fund, that seek or hold investments in loans could be adversely affected by the regulation.

Lower-rated Securities

The fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to

February 28, 2017	II-40

make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See "SECURITIES RATINGS."

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund's fixed-income assets. Conversely, during periods of rising interest rates, the value of the fund's fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund's net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund's goal(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund's assets may be invested in an issue of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In the case of tax-exempt funds, any income derived from the fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund's intention to qualify as a "regulated investment company" under the Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

February 28, 2017	II-41

To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories.

Money Market Instruments

Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (i.e., certificates of deposit and bankers’ acceptances), repurchase agreements and various government obligations, such as Treasury bills. These instruments have a remaining maturity of one year or less and are generally of high credit quality. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the IRS nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security (that is, backed by a pool of assets representing the obligations of a number of different issuers), in which case certain of the risks discussed in “Mortgage-backed and Asset-backed securities” would apply. Commercial paper is traded primarily among institutions.

Putnam Money Market Fund may invest in bankers’ acceptances issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. If the Trustees change this minimum deposit requirement, shareholders would be notified. Other Putnam funds may invest in bankers’ acceptances without regard to this requirement.

In accordance with rules issued by the SEC, the fund may from time to time invest all or a portion of its cash balances in money market and/or short-term bond funds advised by Putnam Management. In connection with such investments, Putnam Management may waive a portion of the advisory fees otherwise payable by the fund. See “Charges and expenses” in Part I of this SAI for the amount, if any, waived by Putnam Management in connection with such investments.

Mortgage-backed and Asset-backed Securities

Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a

February 28, 2017	II-42

yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. If rates increase due to a reset, the risk of default by underlying borrowers may increase. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. The fund may also invest in “hybrid” ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

February 28, 2017	II-43

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

Asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Options on Securities

Writing covered options. The fund may write covered call options and covered put options on optionable securities held in its portfolio or that it has an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books), when in the opinion of Putnam Management such transactions are consistent with the fund's goal(s) and policies. Call options written by the fund give the purchaser the right to buy the

February 28, 2017	II-44

underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges) or have an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books). In the case of put options, the fund will set aside on its books assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees and equal in value to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, if the fund holds the security, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. If the fund does not hold the underlying security, the fund bears the risk that, if the market price exceeds the option strike price, the fund will suffer a loss equal to the difference at the time of exercise. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. The fund may also purchase put options for other investment purposes, including to take a short position in the security underlying the put option.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price

February 28, 2017	II-45

regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. The fund may also purchase call options for other investment purposes.

Risk factors in options transactions. The successful use of the fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price. If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. For example, if a fund is unable to purchase a security underlying a put option it had purchased, the fund may be unable to exercise the put option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if it is unable to exercise the put option prior to its expiration.

February 28, 2017	II-46

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities. The fund may use both European-style options, which are only exercisable immediately prior to their expiration, and American-style options, which are exercisable at any time prior to the expiration date.

In addition to options on securities and futures, the fund may also enter into options on futures, swaps, or other instruments as described elsewhere in this SAI.

Preferred Stocks and Convertible Securities

The fund may invest in preferred stocks or convertible securities. A preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer's assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights. In addition, many preferred stocks may be called or redeemed prior to their maturity by the issuer under certain conditions.

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e. , a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. Convertible securities generally have less potential for gain than common stocks.

The fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer.

February 28, 2017	II-47

Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund's investments in preferred stocks and convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Private Placements and Restricted Securities

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities,"i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 (the “Securities Act”) or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of publicly traded securities. Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. The fund may be deemed to be an "underwriter" for purposes of the Securities Act when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Putnam Management.

Real Estate Investment Trusts (REITs)

The fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. Like regulated investment companies such as the fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. The fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the fund’s own expenses.

February 28, 2017	II-48

REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the risk of borrower default, the likelihood of which is increased for mortgage REITs that invest in sub-prime mortgages. REITs, and mortgage REITs in particular, are also subject to interest rate risk. REITs are dependent upon their operators’ management skills, are generally not diversified (except to the extent the Code requires), and are subject to heavy cash flow dependency and the risk of default by borrowers. REITs are also subject to the possibility of failing to qualify for the tax-advantaged treatment available to REITs under the Code or failing to maintain their exemptions from registration under the 1940 Act. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

The fund's investment in a REIT may result in the fund making distributions that constitute a return of capital to fund shareholders for federal income tax purposes. In addition, distributions by a fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Redeemable Securities

Certain securities held by the fund may permit the issuer at its option to "call" or redeem its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Repurchase Agreements

Each fund may enter into repurchase agreements amounting to not more than 25% of its total assets, except that this 25% limitation does not apply to repurchase agreements entered into in connection with short sales and to investments by a money market fund and Putnam Short Term Investment Fund. Money market funds and Putnam Short Term Investment Fund may invest without limit in repurchase agreements. A repurchase agreement is a contract under which the fund, the buyer under the contract, acquires a security subject to the obligation of the seller (or repurchase agreement counterparty) to repurchase, and the fund to resell, the security at a fixed time and price, which represents the fund's cost plus interest (or, for repurchase agreements under which the fund acquires a security and then sells it short, the fund’s cost of “borrowing” the security). A repurchase agreement with a stated maturity of longer than one week is considered an illiquid investment. It is the fund's present intention to enter into repurchase agreements only with banks and registered broker-dealers. The fund may enter into repurchase agreements, including with respect to securities it wishes to sell short. See “Short Sales” in this SAI. Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, settlement may be made by delivery of cash equal to the difference between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement.

The fund may be exposed to the credit risk of the repurchase agreement counterparty (or seller) in the event that the counterparty is unable to close out the repurchase agreement in accordance with its terms. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest.

February 28, 2017	II-49

In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the SEC, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

The fund may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, the fund sells portfolio assets subject to an agreement by the fund to repurchase the same assets at an agreed upon price and date. The fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the fund’s right to repurchase the securities. The fund’s use of reverse repurchase agreements also subjects the fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as over-the-counter derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Securities Loans

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities. The fund may pay fees in connection with arranging loans of its portfolio securities.

Securities of Other Investment Companies

Securities of other investment companies, including shares of open- and closed-end investment companies and unit investment trusts (which may include exchange-traded funds (“ETFs”)), represent interests in collective investment portfolios that, in turn, invest directly in underlying instruments. The fund may invest in other investment companies when it has more uninvested cash than Putnam Management believes is advisable, when it receives cash collateral from securities lending arrangements, when there is a shortage of direct investments available, or when Putnam Management believes that investment companies offer attractive values.

February 28, 2017	II-50

Investment companies may be structured to perform in a similar fashion to a broad-based securities index or may focus on a particular strategy or class of assets. ETFs typically seek to track the performance or dividend yield of specific indexes or companies in related industries. These indexes may be broad-based, sector-based or international. Investing in investment companies involves substantially the same risks as investing directly in the underlying instruments, but also involves expenses at the investment company-level, such as portfolio management fees and operating expenses. These expenses are in addition to the fees and expenses of the fund itself, which may lead to duplication of expenses while the fund owns another investment company’s shares. In addition, investing in investment companies involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the underlying instruments or index. To the extent the fund invests in other investment companies that are professionally managed, its performance will also depend on the investment and research abilities of investment managers other than Putnam Management.

Open-end investment companies typically offer their shares continuously at net asset value plus any applicable sales charge and stand ready to redeem shares upon shareholder request. The shares of certain other types of investment companies, such as ETFs and closed-end investment companies, typically trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. In the case of closed-end investment companies, the number of shares is typically fixed. The securities of closed-end investment companies and ETFs carry the risk that the price the fund pays or receives may be higher or lower than the investment company’s net asset value. ETFs and closed-end investment companies are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. The shares of investment companies, particularly closed-end investment companies, may also be leveraged, which would increase the volatility of the fund’s net asset value.

The extent to which the fund can invest in securities of other investment companies, including ETFs, is generally limited by federal securities laws. For more information regarding the tax treatment of ETFs, please see “Taxes” below.

Short Sales

The fund may engage in short sales of securities either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the fund does not own declines in value. Short sales are transactions in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the short position. The fund may also engage in short sales by entering into a repurchase agreement with respect to the security it wishes to sell short. See “– Repurchase Agreements” in this SAI. The fund will incur a gain if the price of the security declines between the date of the short sale and the date on which the fund replaces the borrowed security (or closes out the related repurchase agreement); and the fund will incur a loss if the price of the security increases between those dates. Such a loss is theoretically unlimited since the potential increase in the market price of the security sold short is not limited. Until the security is replaced, the fund must pay the lender (or repurchase agreement counterparty) any dividends or interest that accrues during the period of the loan (or repurchase agreement). To borrow (or enter into a repurchase agreement with respect to) the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. The fund’s successful use of short sales is subject to Putnam Management’s ability to accurately predict movements in the market price of the security sold short. Short selling may involve financial leverage because the fund is exposed both to changes in the market price of the security sold short and to changes in the value of securities purchased with the proceeds of the short sale, effectively leveraging its assets. Under adverse market conditions, a fund may have difficulty purchasing securities to meet its short sale delivery obligations, and may be required to close out its short position at a time when the fund would not choose to do so, and may therefore have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when

February 28, 2017	II-51

fundamental investment considerations may not favor such sales. While the fund has an open short position, it will segregate, by appropriate notation on its books or the books of its custodian, cash or liquid assets at least equal in value to the market value of the securities sold short. The segregated amount will be “marked-to-market” daily. Because of this segregation, the fund does not consider these transactions to be “senior securities” for purposes of the 1940 Act. In connection with short sale transactions, the fund may be required to pledge certain additional assets for the benefit of the securities lender (or repurchase agreement counterparty) and the fund may, while such assets remain pledged, be limited in its ability to invest those assets in accordance with the fund’s investment strategies.

Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, in lieu of delivering the securities sold short, settlement may be made by delivery of cash equal to the difference between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement. Because that cash amount represents the fund’s maximum loss in the event of the insolvency of the counterparty, the fund will, except where the local market practice for foreign securities to be sold short requires payment prior to delivery of such securities, treat such amount, rather than the full notional amount of the repurchase agreement, as its “investment” in securities of the counterparty for purposes of all applicable investment restrictions, including its fundamental policy with respect to diversification.

Short-term Trading

In seeking the fund's objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income when distributed to taxable individual shareholders. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund's portfolio.

Special Purpose Acquisition Companies

The fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Structured Investments

February 28, 2017	II-52

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Swap Agreements

The fund may enter into swap agreements and other types of over-the-counter transactions such as caps, floors and collars with broker-dealers or other financial institutions for hedging or investment purposes. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index or other underlying financial measure exceeds a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index or other underlying financial measure falls or other underlying measure below a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structures, swap agreements may increase or decrease the fund's exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, mortgage rates, corporate borrowing rates, or other factors such as security prices, inflation rates or the volatility of an index or one or more securities. For example, if the fund agrees to exchange payments in U.S. dollars for payments in a non-U.S. currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to that non-U.S. currency and interest rates. The fund may also engage in total return swaps, in which payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity or fixed-income security, a combination of such securities, or an index). A swap agreement may be structured with reference to an index of securities that is created and maintained by the swap counterparty. The fund may also enter into swap agreements on futures contracts including, but not limited to, index futures contracts. Swap agreements on futures contracts are generally subject to the same risks involved in the fund’s use of futures contracts, in addition to the risks involved in the fund’s use of swap agreements. See “— Futures Contracts and Related Options.” A total return swap, or a swap on a futures contract, may add leverage to a portfolio by providing investment exposure to an underlying asset or market where the fund does not own or take physical custody of such asset or invest directly in such market.

February 28, 2017	II-53

The fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. If a counterparty's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty's insolvency. If the returns of an index upon which a swap is based are unavailable or cannot be calculated (including where the index is created and maintained by the swap counterparty), the fund may experience difficulty in valuing the swap or in determining the amounts owed to or by the counterparty, regardless of whether the counterparty has defaulted. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

The fund may also enter into options on swap agreements ("swaptions"). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. Swaptions are generally subject to the same risks involved in the fund’s use of options. See “—Options on Securities.”

A credit default swap is an agreement between the fund and a counterparty that enables the fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). The fund may enter into credit default swap contracts for investment purposes. As a credit protection seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return for its obligation, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

The fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers or profit from changes in the creditworthiness of the particular issuer(s) (also known as “buying credit protection”). In these cases, the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the fund’s return.

Tax-exempt Securities

General description. As used in this SAI, the term "Tax-exempt Securities" includes debt obligations issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) and their agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) the corresponding state’s personal income tax. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide

February 28, 2017	II-54

range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-exempt Securities may be issued include the refunding of outstanding obligations or the payment of general operating expenses.

Short-term Tax-exempt Securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

In addition, certain types of "private activity" bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term Tax-exempt Securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute Tax-exempt Securities, although the current federal tax laws place substantial limitations on the size of such issues.

Tax-exempt Securities share many of the structural features and risks of other bonds, as described elsewhere in this SAI. For example, the fund may purchase callable Tax-exempt Securities, zero-coupon Tax-exempt Securities, or “stripped” Tax-exempt Securities, which entail additional risks. The fund may also purchase structured or asset-backed Tax-exempt Securities, such as the securities (including preferred stock) of special purpose entities that hold interests in the Tax-exempt Securities of one or more issuers and issue “tranched” securities that are entitled to receive payments based on the cash flows from those underlying securities. See “—Redeemable securities,” “—Zero-coupon and Payment-in-kind Bonds,” “—Structured investments,” and “—Mortgage-backed and Asset-backed Securities” in this SAI. Structured Tax-exempt Securities may involve increased risk that the interest received by the fund may not be exempt from federal or state income tax, or that such interest may result in liability for the alternative minimum tax for shareholders of the fund. For example, in certain cases, the issuers of certain securities held by a special purpose entity may not have received an unqualified opinion of bond counsel that the interest from the securities will be exempt from federal income tax and (if applicable) the corresponding state’s personal income tax.

The amount of information about the financial condition of an issuer of Tax-exempt Securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities of better-known issuers.

Escrow-secured or pre-refunded bonds. These securities are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest-bearing debt securities, generally direct obligations of the U.S. government, in order to redeem (or “pre-refund”), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond until that bond’s call date. Pre-refunded bonds often receive an ‘AAA’ or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will fall to its call price.

Residual interest bonds. The fund may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or a periodic auction process, while the residual interest bond holder

February 28, 2017	II-55

receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Tobacco Settlement Revenue Bonds. The fund may invest in tobacco settlement revenue bonds, which are secured by an issuing state’s proportionate share of payments under the Master Settlement Agreement (“MSA”). The MSA is an agreement that was reached out of court in November 1998 between 46 states and six U.S. jurisdictions and tobacco manufacturers representing an overwhelming majority of U.S. market share. The MSA provides for annual payments by the manufacturers to the states and jurisdictions in perpetuity in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Within some states, certain localities may in turn be allocated a specific portion of the state’s MSA payment pursuant to an arrangement with the state.

A number of state and local governments have securitized the future flow of payments under the MSA by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the fund, are dependent on the receipt of future settlement payments by the state or its instrumentality. The actual amount of future settlement payments may vary based on, among other things, annual domestic cigarette shipments, inflation, the financial capability of participating tobacco companies, and certain offsets for disputed payments. Payments made by tobacco manufacturers could be reduced if cigarette shipments continue to decline below the base levels used in establishing manufacturers’ payment obligations under the MSA. Demand for cigarettes in the U.S. could continue to decline based on many factors, including, without limitation, anti-smoking campaigns, tax increases, price increases implemented to recoup the cost of payments by tobacco companies under the MSA, reduced ability to advertise, enforcement of laws prohibiting sales to minors, elimination of certain sales venues such as vending machines, and the spread of local ordinances restricting smoking in public places.

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. The bankruptcy of an MSA-participating manufacturer could cause delays or reductions in bond payments, which would affect the fund’s net asset value. Under the MSA, a market share loss by MSA-participating tobacco manufacturers to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts under some circumstances.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims, including, among others, claims that the MSA violates federal antitrust law. In addition, the United States Department of Justice has alleged in a civil lawsuit that the major tobacco companies defrauded and misled the American public about the health risks associated with smoking cigarettes. An adverse outcome to this lawsuit or to any other litigation matters or regulatory actions relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers.

In addition to the risks described above, tobacco settlement revenue bonds are subject to other risks described in this SAI, including the risks of asset-backed securities discussed under “Mortgage-backed and Asset-backed Securities.”

Participation interests (Money Market Funds only). The money market funds may invest in Tax-exempt Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Tax-exempt Securities,

February 28, 2017	II-56

provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Tax-exempt Securities will be exempt from federal income tax to the same extent as interest on the Tax-exempt Securities. The money market funds may also invest in Tax-exempt Securities by purchasing from banks participation interests in all or part of specific holdings of Tax-exempt Securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the money market funds in connection with the arrangement. The money market funds will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the IRS that interest earned by it on Tax-exempt Securities in which it holds such participation interests is exempt from federal income tax. No money market fund expects to invest more than 5% of its assets in participation interests.

Stand-by commitments. When the fund purchases Tax-exempt Securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those Tax-exempt Securities. A stand-by commitment may be considered a security independent of the Tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Tax-exempt security to a third party at any time. The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. The fund does not expect to assign any value to stand-by commitments.

Yields. The yields on Tax-exempt Securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the Tax-exempt Securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-exempt Securities with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of Tax-exempt Securities or changes in the investment objectives of investors. Subsequent to purchase by the fund, an issue of Tax-exempt Securities or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the fund. Putnam Management will consider such an event in its determination of whether the fund should continue to hold an investment in its portfolio. Downgrades of Tax-exempt Securities held by a money market fund may require the fund to sell such securities, potentially at a loss.

"Moral obligation" bonds. The fund may invest in so-called “moral obligation” bonds, where repayment of the bond is backed by a moral (but not legally binding) commitment of an entity other than the issuer, such as a state legislature, to pay. Such a commitment may be in addition to the legal commitment of the issuer to repay the bond or may represent the only payment obligation with respect to the bond (where, for example, no amount has yet been specifically appropriated to pay the bond. See “—Municipal leases” below.)

Municipal leases. The fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, “lease obligations”) of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Certain of these lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

February 28, 2017	II-57

Additional risks. Securities in which the fund may invest, including Tax-exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their Tax-exempt Securities may be materially affected.

From time to time, legislation may be introduced or litigation may arise that may restrict or eliminate the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of Tax-exempt Securities. Further proposals limiting the issuance of Tax-exempt Securities may well be introduced in the future. If it appeared that the availability of Tax-exempt Securities for investment by the fund and the value of the fund's portfolio could be materially affected by such changes in law, the Trustees of the fund would reevaluate its goal and policies and consider changes in the structure of the fund or its dissolution. Shareholders should consult their tax advisors for the current law on tax-exempt bonds and securities.

Warrants

The fund may invest in warrants, which are instruments that give the fund the right to purchase certain securities from an issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

In addition to warrants on securities, the fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the

February 28, 2017	II-58

warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Zero-coupon and Payment-in-kind Bonds

The fund may invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements under the Code.

TAXES

The following discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Taxation of the fund. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the fund’s total assets is invested, including through corporations in which the fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

February 28, 2017	II-59

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income of a regulated investment company derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in paragraph (b) above, identification of the issuer (or, in some cases, issuers) of a particular fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the fund’s ability to meet the diversification test in (b) above. Also, for the purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to U. S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the fund were to fail to meet the income, diversification or distribution test described above, the fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders, and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the fund’s shares (as described below). In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income (if any). The fund may distribute its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Investment company taxable income (which is retained by the fund) will be subject to tax at regular corporate rates. The fund may also retain for investment its net capital gain. If the fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as

February 28, 2017	II-60

undistributed capital gains in a notice to its shareholders who will be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The fund is not required to, and there can be no assurance the fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a regulated investment company generally may also elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

The fund distributes its net investment income and capital gains to shareholders as dividends at least annually to the extent required to qualify as a regulated investment company under the Code and generally to avoid U.S. federal income or excise tax. Under current law, provided it is not treated as a “personal holding company” for U.S. federal income tax purposes, the fund is permitted to treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the fund’s accumulated earnings and profits as a dividend on the fund’s tax return. This practice, which involves the use of tax equalization, will have the effect of reducing the amount of income and gains that the fund is required to distribute as dividends to shareholders in order for the fund to avoid U. S. federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to non-redeeming shareholders and the amount of any undistributed income will be reflected in the value of the shares of the fund; the total return on a shareholder’s investment will not be reduced as a result of this distribution policy.

Fund distributions. Distributions from the fund (other than exempt-interest dividends, as discussed below) generally are taxable to shareholders as ordinary income to the extent derived from the fund’s investment income and net short-term capital gains. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares of the fund or other Putnam funds.

February 28, 2017	II-61

Taxes on distributions of capital gains are determined by how long the fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain that are properly reported by the fund as capital gain dividends (“Capital Gain Dividends”) will be treated as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions from capital gains generally are made after applying any available capital loss carryforwards. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the fund of net investment income and capital gains (other than exempt-interest dividends) as described herein, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the fund.

Distributions of investment income reported by the fund as “qualified dividend income” received by an individual will be taxed at the reduced rates applicable to net capital gain. In order for some portion of the dividends received by a fund shareholder to be qualified dividend income, the fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Each fund, other than fixed-income and money market funds, generally expects to report eligible dividends as qualified dividend income.

In general, distributions of investment income reported by the fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such fund’s shares. In any event, if the aggregate qualified dividends received by the fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

In general, fixed-income and money market funds receive interest, rather than dividends, from their portfolio securities. As a result, it is not currently expected that any significant portion of such funds’ distributions to shareholders will be derived from qualified dividend income. For information regarding qualified dividend income received from underlying funds, see “Funds of funds” below.

February 28, 2017	II-62

In general, dividends of net investment income received by corporate shareholders of the fund will qualify for the 70% dividends-received deduction generally available to corporations only to the extent of the amount of eligible dividends received by the fund from domestic corporations for the taxable year. A dividend received by the fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). For information regarding eligibility for the dividends-received deduction of dividend income derived from an underlying fund, see “Funds of funds” below.

Exempt-interest dividends. A fund will be qualified to pay exempt-interest dividends to its shareholders if, at the close of each quarter of the fund’s taxable year, at least 50% of the total value of the fund’s assets consists of obligations the interest on which is exempt from federal income tax under Section 103(a) of the Code. In some cases, the fund may also pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests (see “Funds of funds,” below). Distributions that the fund reports as exempt-interest dividends are treated as interest excludable from shareholders’ gross income for federal income tax purposes but may be taxable for federal alternative minimum tax (“AMT”) purposes and for state and local purposes. If the fund intends to qualify to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users.

A fund that is qualified to pay exempt-interest dividends will notify its shareholders in a written statement of the portion of distributions for the taxable year that constitutes exempt-interest dividends.

Exempt-interest dividends may be taxable for purposes of the federal AMT. For individual shareholders, exempt-interest dividends that are derived from interest on private activity bonds that are issued after August 7, 1986 (other than a “qualified 501(c)(3) bond,” as such term is defined in the Code) generally must be included in an individual’s tax base for purposes of calculating the shareholder’s liability for U.S. federal AMT. Corporate shareholders will be required to include all exempt-interest dividends in determining their federal AMT. The AMT calculation for corporations is based, in part, on a corporation’s earnings and profits for the year. A corporation must include all exempt-interest dividends in calculating its earnings and profits for the

February 28, 2017	II-63

year. Putnam AMT-Free Municipal Fund intends to distribute exempt-interest dividends that will not be taxable for federal AMT purposes for individuals. It intends to make such distributions by investing in Tax-exempt Securities other than private activity bonds that are issued after August 7, 1986 (other than “qualified 501(c)(3) bonds,” as such term is defined in the Code). Because corporate shareholders are required to include all exempt-interest dividends in determining their federal AMT, exempt-interest dividends distributed by Putnam AMT-Free Municipal Fund will be taxable for purposes of the federal AMT.

Funds of funds. If the fund invests in shares of underlying funds, a portion of its distributable income and gains will consist of distributions from the underlying funds and gains and losses on the disposition of shares of the underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until and only to the extent that it disposes of shares of the underlying fund in a transaction qualifying for sale or exchange treatment or those losses reduce distributions required to be made by the underlying fund. Moreover, even when the fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund).

In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to the fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the fund at a loss and the fund acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that the fund will be required to distribute to shareholders may be greater than such amounts would have been had the fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the amount or timing of distributions from the fund qualifying for treatment as being of a particular character (e.g., as long-term capital gain, exempt interest, eligible for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the fund invested directly in the securities held by the underlying funds.

If the fund receives dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund reports such dividends as “qualified dividend income,” then the fund may, in turn, report a portion of its distributions as “qualified dividend income” as well, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

If the fund receives dividends from an underlying fund and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the fund is permitted, in turn, to designate a portion of its distributions as eligible for the dividends-received deduction, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

If the fund were to own 20% or more of the voting interests of an underlying fund, subject to a safe harbor in respect of certain fund of funds arrangements, the fund would be required to “look through” the underlying fund to its holdings and combine the appropriate percentage (as determined pursuant to the applicable Treasury Regulations) of the underlying fund’s assets with the fund’s assets for purposes of satisfying the 25% diversification test described above.

February 28, 2017	II-64

If, at the close of each quarter of the fund’s taxable year, at least 50% of its total assets consists of interests in other regulated investment companies (such fund, a “qualified fund of funds”), the fund will be permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests, or interest on any tax-exempt obligations in which it directly invests, if any. For further information regarding exempt-interest dividends, see “Exempt-interest dividends,” above.

If the fund is a qualified fund of funds, the fund will be entitled to elect to pass through to its shareholders a credit or deduction for foreign taxes (if any) borne in respect of foreign securities income earned by the fund, or by any underlying funds and passed through to the fund. If the fund so elects, shareholders will include in gross income from foreign sources their pro rata shares of such taxes, if any, treated as paid by the fund. Even if the fund is eligible to make such an election for a given year, it may determine not to do so. If the fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction. See “Foreign taxes” below for more information.

Derivatives, hedging and related transactions; certain exposure to commodities. In general, option premiums received by the fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by the fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the fund may trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the Commodities Futures Trading Commission is treated as short-term gain or loss, and 60% is treated as long-term gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, such contracts held by the fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market”

February 28, 2017	II-65

with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of options and futures transactions, the fund’s derivative transactions, including transactions in options, futures contracts, straddles, securities loan and other similar transactions, including for hedging purposes, will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term capital gains, short-term capital losses into long-term capital losses, or capital gains into ordinary income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund may make any applicable elections pertaining to such transactions consistent with the interests of the fund.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

A fund’s use of commodity-linked derivatives can be limited by the fund’s intention to qualify as a regulated investment company and can bear on its ability to so qualify. Income and gains from certain commodity-linked derivatives do not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative instruments in which the fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If the fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level.

The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked exchange-traded notes (“ETNs”) and certain commodity-linked structured notes; also, the timing and character of income or gains arising from ETNs can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect the fund’s ability to qualify for treatment as a regulated investment company and to avoid a fund-level tax.

To the extent that, in order to achieve exposure to commodities, the fund invests in entities that are treated as pass-through vehicles for U.S. federal income tax purposes, including, for instance, certain ETFs (e.g., ETFs investing in gold bullion) and partnerships other than qualified publicly traded partnerships (as defined earlier), all or a portion of any income and gains from such entities could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement described above. In such a case, the fund’s investments in such entities could be limited by its intention to qualify as a regulated investment company and could bear on its ability to so qualify. Certain commodities-related ETFs may qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement and thus could adversely affect the fund’s ability to qualify as a regulated investment company for a particular year. In addition, the diversification requirement described above for regulated investment company qualification will limit the fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the fund’s total assets as of the close of each quarter of the fund’s taxable year.

February 28, 2017	II-66

Certain of the fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the fund’s book income is less than its taxable income (or, for tax-exempt funds, the sum of its net tax-exempt and taxable income), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to eliminate fund-level income tax. In the alternative, if the fund’s book income exceeds the sum of its taxable income and tax-exempt income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investments in REITs. The fund’s investment in REIT equity securities may result in the fund’s receipt of cash in excess of the REIT’s earnings. If the fund distributes such amounts, such distribution could constitute a return of capital to the fund shareholders for U.S. federal income tax purposes. Dividends received by the fund from a REIT generally will not constitute qualified dividend income and will not qualify for the corporate dividends-received deduction.

Mortgage-related securities. The fund may invest in REITs, including REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect), REITs that are themselves taxable mortgage pools (“TMPs”) or REITs that invest in TMPs. Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued, but apply retroactively, a portion of the fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly. As a result, a fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code. Any investment in residual interests of CMO that has elected to be treated as a REMIC can create complex tax problems, especially if the fund has state or local governments or other tax-exempt organizations as shareholders.

Income of a fund that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the fund. Notwithstanding the foregoing, a tax-exempt shareholder will recognize UBTI by virtue of its investment in the fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the fund recognizes excess inclusion income derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the fund exceeds the fund's investment company taxable income (after taking into account deductions for dividends paid by the fund).

February 28, 2017	II-67

Under legislation enacted in December 2006, a charitable remainder trust (“CRT”), as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes excess inclusion income, then the fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the fund.

Return of capital distributions. If the fund makes a distribution in and with respect to any taxable year to a shareholder in excess of the fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. Dividends and distributions on the fund’s shares generally are subject to federal income tax as described herein to the extent they do not exceed the fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized income and gains may be required to be distributed even when the fund’s net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the fund prior to the shareholder’s investment (and thus included in the price paid by the shareholder).

Securities issued or purchased at a discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the fund’s income (and required to be distributed by the fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the fund may elect to accrue market discount currently, in which case the fund will be required to include the accrued market discount in the fund's income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the fund's income, will depend upon which of the permitted accrual methods the Fund elects.

February 28, 2017	II-68

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price) or OID. The fund will be required to include the acquisition discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.

If the fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the fund actually received. Such distributions may be made from the cash assets of the fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than if the fund had not held such obligations.

Securities purchased at a premium. Very generally, where the fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the fund to reduce its tax basis by the amount of amortized premium.

Higher-Risk obligations. The fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as whether the fund should recognize market discount on a debt obligation and, if so, the amount of market discount the fund should recognize; when the fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the fund when, as and if it invests in such obligations, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Capital loss carryforward. Distributions from capital gains generally are made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the fund retains or distributes such gains. If a fund incurs or has incurred capital losses in excess of capital gains (“net capital losses”) in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. If the fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset long-term capital gains. The fund must use any post 2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. The amounts and expiration dates, if any, of any capital loss carryforwards available to the fund are shown in Note 1 (Federal income taxes) to the financial statements included in this Part II of the SAI or incorporated by reference into this SAI.

February 28, 2017	II-69

Foreign taxes. If more than 50% of the fund’s assets at taxable year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. A qualified fund of funds also may elect to pass through to its shareholders foreign taxes it has paid or foreign taxes passed through to it by any underlying fund that itself elected to pass through such taxes to shareholders (see “Funds of funds” above). In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if the fund is eligible to make such an election for a given year, it may determine not to do so. However, even if the fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.

Passive Foreign Investment Companies. Investments treated as equity for federal income tax purposes in certain “passive foreign investment companies” (“PFICs”, as defined below) could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on the proceeds from the disposition of its investment in such a company. This tax cannot be eliminated by making distributions to fund shareholders; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing fund.” The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by the fund to avoid taxation. Making either of these elections therefore may require the fund to liquidate other investments to meet its distribution requirement, which may also accelerate the recognition of gain and affect the fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” If the fund indirectly invests in PFICs by virtue of the fund’s investments in other funds, it may not make such PFIC elections; rather, the underlying funds directly investing in the PFICs would decide whether to make such elections.

Because it is not always possible to identify a foreign corporation as a PFIC, the fund may incur the tax and interest charges described above in some instances.

A PFIC is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Foreign currency-denominated transactions and related hedging transactions. The fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses generally will reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary

February 28, 2017	II-70

income treatment may accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the fund to offset income or gains earned in subsequent taxable years.

Sale, exchange or redemption of shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss generally will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. This loss disallowance, however, does not apply with respect to redemptions of fund shares held for six months or less with respect to a regular exempt-interest dividend paid by the fund if such fund declares substantially all of its net tax-exempt income as exempt-interest dividends on a daily basis, and pays such dividends at least on a monthly basis. In addition, any loss (not already disallowed as provided in the preceding sentences) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Cost basis reporting. Upon the redemption or exchange of a shareholder’s shares in the fund, the fund, or, if such shareholder’s shares are then held through a financial intermediary, the financial intermediary, will be required to provide the shareholder and the IRS with cost basis and certain other related tax information about the fund shares the shareholder redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Shareholders can visit www.putnam.com/costbasis, or call the fund at 1-800-225-1581, or consult their financial representatives, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Shareholders should consult their tax advisors to determine which available cost basis method is best for them.

Shares purchased through tax-qualified plans. Special tax rules apply to investments through employer-sponsored retirement plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisors to determine the suitability of shares of the fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

Backup withholding. The fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. The current back-up withholding tax rate is 28%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

In order for a foreign investor to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a fund should consult their tax advisors in this regard.

Tax shelter reporting regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct

February 28, 2017	II-71

shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. shareholders. Distributions by the fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the fund as (1) Capital Gain Dividends, (2) interest-related dividends, (3) short-term capital gain dividends, each as defined below and subject to certain conditions described below, and (4) exempt-interest dividends generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. If the fund invests in other regulated investment companies that pay Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the fund, such distributions retain their character as not subject to withholding if properly reported when paid by the fund to foreign shareholders. The fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

The fact that a fund achieves its goals by investing in underlying funds generally does not adversely affect the fund’s ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its investments in underlying funds, except possibly to the extent that (1) interest-related dividends received by the fund are offset by deductions allocable to the fund’s qualified interest income or (2) short-term capital gain dividends received by the fund are offset by the fund’s net short-or long-term capital losses, in which case the amount of a distribution from the fund to a foreign shareholder that is properly reported as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds.

Distributions by the fund to foreign shareholders other than Capital Gain Dividends, interest-related dividends, and short-term capital gain dividends and exempt-interest dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S.-source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

February 28, 2017	II-72

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the fund, unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States; (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder's sale of shares of the fund (as described below).

If a beneficial holder who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Special rules would apply if the fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including regulated investment companies and REITs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a fund is a QIE.

If an interest in the fund were a USRPI, the fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If the fund were a QIE under a special “look-through” rule, any distributions by the fund to a foreign shareholder (including, in certain cases, distributions made by the fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the fund from a lower-tier regulated investment company or REIT that the fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the fund would retain their character as gains realized from USRPIs in the hands of the fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the fund.

Foreign shareholders of the fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of fund shares.

February 28, 2017	II-73

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the fund.


Other reporting and withholding requirements. Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays and 30% of the gross proceeds of share redemptions or exchanges and certain Capital Gain Dividends it pays on or after January 1, 2019. If a payment by the fund is subject to FATCA withholding, the fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends, short-term capital gain dividends and interest-related dividends).


Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

General Considerations. The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

MANAGEMENT

Trustees

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Liaquat Ahamed (Born	Author; won Pulitzer	Trustee of the Brookings Institution (a nonprofit
1952), Trustee since 2012	Prize for Lords of	public policy organization). Mr. Ahamed is also a
	Finance: The Bankers	director of the Rohatyn Group, an emerging-market
	Who Broke the World.	fund complex that manages money for institutions.
	Director of Aspen	Mr. Ahamed has 25 years experience in the
	Insurance Co., a New	management of fixed income portfolios and was
	York Stock Exchange	previously the Chief Executive Officer of Fischer
	company and Chair of	Francis Trees & Watts, Inc., a fixed-income
	the Aspen Board’s	investment management subsidiary of BNP Paribas.
	Investment Committee.	Mr. Ahamed holds a B.A. in economics from
Trinity College, Cambridge University and an M.A.
in economics from Harvard University.

February 28, 2017	II-74

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Ravi Akhoury (Born 1947),	Served as Chairman and	Director of RAGE Frameworks, Inc. and English
Trustee since 2009	CEO of MacKay Shields	Helper, Inc. (each a private software company). Mr.
	(a multi-product	Akhoury previously served as Director of Jacob
	investment management	Ballas Capital India (a non-banking finance
	firm) from 1992 to 2007.	company focused on private equity advisory
services) and a member of its Compensation
Committee. He also served as Director and on the
Compensation Committee of MaxIndia/New York
Life Insurance Company in India. Mr. Akhoury is
also a Trustee of the Rubin Museum, serving on the
Investment Committee, and of American India
Foundation. Mr. Akhoury is a former Vice President
and Investment Policy Committee member of
Fischer, Francis, Trees and Watts (a fixed-income
investment management subsidiary of BNP
Paribas). He previously served on the Board of
Bharti Telecom (an Indian telecommunications
company) and was a member of its Audit and
Compensation Committees. He also served on the
Board of Thompson Press (a publishing company)
and was a member of its Audit Committee. Mr.
Akhoury graduated from the Indian Institute of
Technology with a BS in Engineering and obtained
an MS in Quantitative Methods from SUNY at
Stony Brook.

February 28, 2017	II-75

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Barbara M. Baumann (Born	President of Cross Creek	Director of Buckeye Partners, L.P. (a publicly
1955), Trustee since 2010	Energy Corporation, a	traded master limited partnership focused on
	strategic consultant to	pipeline transport, storage and distribution of
	domestic energy firms	petroleum products) and Devon Energy Corporation
	and direct investor in	(a leading independent natural gas and oil
	energy projects.	exploration and production company). She is the
Chair of the Board of Trustees of Mount Holyoke
College, serves on the board of The Denver
Foundation, is a former Chair of the Board, and a
current Board member, of Girls Inc. of Metro
Denver (a nonprofit organization benefitting young
women), and serves on the Finance Committee of
the Children’s Hospital of Colorado. Until
September 2014, Ms. Baumann was a director of
UNS Energy Corporation (a publicly held electric
and gas utility in Arizona). Until May 2014, Ms.
Baumann was a Director of SM Energy Corporation
(a publicly held U.S. exploration and production
company). Until May 2012, Ms. Baumann was a
Director of CVR Energy, Inc. (a publicly held
petroleum refiner and fertilizer manufacturer). Prior
to 2003, she was Executive Vice President of
Associated Energy Managers, LLC (a domestic
private equity firm). From 1981 until 2000 she held
a variety of financial and operational management
positions with the global energy company Amoco
Corporation and its successor, BP. Ms. Baumann
holds a B.A. from Mount Holyoke College and an
MBA from The Wharton School of the University
of Pennsylvania.

Jameson A. Baxter (Born	President of Baxter	Chair of the Mutual Fund Directors Forum; Director
1943), Trustee since 1994,	Associates, Inc., (a	of the Adirondack Land Trust; and Trustee ofThe
Vice Chair from 2005 to 2011	private investment firm).	Nature Conservancy’s Adirondack Chapter. Until
and Chair since 2011		2011, Ms. Baxter was a Director of ASHTA
Chemicals Inc. Until 2007, Ms. Baxter was a
Director of Banta Corporation (a printing and
supply chain management company), Ryerson, Inc.
(a metals service company) and Advocate Health
Care. She has also served as a director on a number
of other boards including BoardSource (formerly the
National Center for Nonprofit Boards), Intermatic
Corporation (a manufacturer of energy control
products) and MB Financial. She is Chairman
Emeritus of the Board of Trustees, Mount Holyoke
College. Ms. Baxter is also a graduate of Mount
Holyoke College.

February 28, 2017	II-76

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Robert J. Darretta (Born	Mr. Darretta serves as a	Until April, 2007, Mr. Darretta was Vice Chairman
1946), Trustee since 2007	director of the United	of the Board of Directors of Johnson & Johnson (a
	Health Group. From	diversified health care conglomerate). Mr. Darretta
	2009-2012, Mr. Darretta	received a B.S. in Economics from Villanova
	served as the Health	University.
Care Industry Advisor to
Permira, (a global
private equity firm).
Prior to 2007, Mr.
Darretta was the Chief
Financial Officer of
Johnson & Johnson.

Katinka Domotorffy (Born	Voting member of the	Director of Reach Out and Read of Greater New
1975), Trustee since 2012	Investment Committees	York, an organization dedicated to promoting
	of the Anne Ray	childhood literacy, of the Great Lakes Science
	Charitable Trust and	Center, and of College Now Greater Cleveland. Ms.
	Margaret A. Cargill	Domotorffy holds a BSc in Economics from the
	Foundation, part of the	University of Pennsylvania and an MSc in
	Margaret A. Cargill	Accounting and Finance from the London School of
	Philanthropies. Prior to	Economics.
2012, Ms. Domotorffy
was Partner, Chief
Investment Officer, and
Global Head of
Quantitative Investment
Strategies at Goldman
Sachs Asset
Management.

John A. Hill (Born 1942),	Vice Chairman, First	Director of various private companies owned by
Trustee since 1985 and	Reserve Corporation (a	First Reserve Corporation. He is ~~^~~a member ane
Chairman from 2000 to 2011	private equity buyout	former Chairman of The Board of Trustees of Sarah
	firm that specializes in	Lawrence College~~^~~. Mr. Hill received a B.A in
	energy investments in	Economics from Southern Methodist University and
	the diversified world-	pursued graduate studies as a Woodrow Wilson
	wide energy industry).	Fellow.

February 28, 2017	II-77

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Paul L. Joskow (Born 1947),	President of the Alfred	Trustee of Yale University; a Director of Exelon
Trustee since 1997	P. Sloan Foundation (a	Corporation (an energy company focused on power
	philanthropic institution	services); and a Member of the Board of Overseers
	focused primarily on	of the Boston Symphony Orchestra. Prior to April
	research and education	2013, he served as Director of TransCanada
	on issues related to	Corporation and TransCanada Pipelines Ltd.
	science, technology and	(energy companies focused on natural gas
	economic performance).	transmission, oil pipelines, and power services.)
	He is the Elizabeth and	Prior to August 2007, he served as a Director of
	James Killian Professor	National Grid (a U.K.-based holding company with
	of Economics, Emeritus	interests in electric and gas transmission and
	at the Massachusetts	distribution and telecommunications infrastructure).
	Institute of Technology	Prior to July, 2006, he served as President of the
	(“MIT”).	Yale University Council. Prior to February 2005, he
	Prior to 2007, he was the	served on the board of the Whitehead Institute for
	Director of the Center	Biomedical Research (a non-profit research
	for Energy and	institution). Prior to February 2002, he was a
	Environmental Policy	Director of State Farm Indemnity Company (an
	Research at MIT.	automobile insurance company), and prior to March
2000, he was a Director of New England Electric
System (a public utility holding company). Dr.
Joskow holds a Ph.D. and a M.Phil. from Yale
University and a B.A. from Cornell University.

February 28, 2017	II-78

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Kenneth R. Leibler (Born	A founder and former	Until November 2010, Mr. Leibler was a Director of
1949), Trustee since 2006 and	Chairman of the Boston	Ruder Finn Group (a global communications and
Vice Chair since 2016	Options Exchange (an	advertising firm). Prior to December 2006, Mr.
	electronic market place	Leibler served as a Director of the Optimum Funds
	for the trading of listed	Group. Prior to October 2006, he served as a
	derivatives securities).	Director of ISO New England (the organization
	He is currently Vice	responsible for the operation of the electric
	Chairman Emeritus of	generation system in the New England states). Prior
	the Board of Trustees of	to 2000, he was a Director of the Investment
	Beth Israel Deaconess	Company Institute in Washington, D.C. Prior to
	Hospital in Boston and a	January 2005, Mr. Leibler served as Chairman and
	former Director of Beth	Chief Executive Officer of the Boston Stock
	Israel Deaconess Care	Exchange. Prior to January 2000, he served as
	Organization, an	President and Chief Executive Officer of Liberty
	accountable care group	Financial Companies (a publicly traded diversified
	jointly owned by the	asset management organization). Prior to June
	medical center and its	1990, he served as President and Chief Operating
	affiliated physicians	Officer of the American Stock Exchange (AMEX).
	network. He is also	Prior to serving as AMEX President, he held the
	Director of Eversource	position of Chief Financial Officer, and headed its
	Corporation, which	management and marketing operations. Mr. Leibler
	operates New England’s	graduated with a B.A in Economics from Syracuse
	largest energy delivery	University.
system.

Robert E. Patterson (Born	Co-Chairman of Cabot	Mr. Patterson is past Chairman and served as a
1945), Trustee since 1984	Properties, Inc. (a	Trustee of the Joslin Diabetes Center. Prior to
	private equity firm	December 2001, Mr. Patterson served as the
	investing in commercial	President and as a Trustee of Cabot Industrial Trust
	real estate) and	(a publicly-traded real estate investment trust). He
	Chairman or Co-	has also served as a Trustee of the Sea Education
	Chairman of the	Association. Prior to 1998, he was Executive Vice
	Investment Committees	President and Director of Acquisitions of Cabot
	for various Cabot Funds.	Partners Limited Partnership (a registered
investment adviser involved in institutional real
estate investments). Prior to 1990, he served as
Executive Vice President of Cabot, Cabot & Forbes
Realty Advisers, Inc. (the predecessor company of
Cabot Partners). Mr. Patterson practiced law and
held various positions in state government, and was
the founding Executive Director of the
Massachusetts Industrial Finance Agency. Mr.
Patterson is a graduate of Harvard College and
Harvard Law School.

February 28, 2017	II-79

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

George Putnam, III (Born	Chairman of New	Director of The Boston Family Office, LLC (a
1951), Trustee since 1984	Generation Research,	registered investment advisor), a Trustee of
	Inc. (a publisher of	Epiphany School and a Trustee of the Marine
	financial advisory and	Biological Laboratory. Until 2010, Mr. Putnam was
	other research services)	a Trustee of St. Mark’s School. Until 2006, Mr.
	and President of New	Putnam was a Trustee of Shore Country Day
	Generation Advisors,	School. Until 2002, he was a Trustee of the Sea
	LLC (a registered	Education Association. Mr. Putnam is a graduate of
	investment adviser to	Harvard College, Harvard Business School and
	private funds), which are	Harvard Law School.
firms he founded in
1986. Prior to June 2007,
Mr. Putnam was
President of the Putnam
Funds.

W. Thomas Stephens (Born	Prior to 2009, Mr.	Until 2014, Mr. Stephens was a Director of
1942), Trustee from 1997-	Stephens was Chairman	TransCanadaPipelines Ltd. (an energy infrastructure
2008, and since 2009	and Chief Executive	company). Until 2010, Mr. Stephens was a Director
	Officer of Boise	of Boise Inc. (a manufacturer of paper and
	Cascade, LLC (a paper,	packaging products). Until 2004, Mr. Stephens was
	forest product and	a Director of Xcel Energy Incorporated (a public
	timberland assets	utility company), Qwest Communications and
	company).	Norske Canada, Inc. (a paper manufacturer). Until
2003, Mr. Stephens was a Director of Mail-Well,
Inc. (a diversified printing company). Prior to July
2001, Mr. Stephens was Chairman of Mail-Well.
Mr. Stephens holds B.S. and M.S. degrees from the
University of Arkansas.

February 28, 2017	II-80

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Interested Trustees

*Robert L. Reynolds (Born	President and Chief	Director of several not-for-profit boards, including
1952), Trustee since 2008	Executive Officer of	West Virginia University Foundation, the Concord
	Putnam Investments	Museum, Dana-Farber Cancer Institute, and Boston
	since 2008 and, since	Chamber of Commerce. He is a member of the
	2014, President and	Chief Executives Club of Boston, the National
	Chief Executive Officer	Innovation Initiative, and the Council on
	of Great-West Financial,	Competitiveness, and he is a former President of the
	a financial services	Commercial Club of Boston. Prior to 2008, he
	company that provides	served as a Director of FMR Corporation, Fidelity
	retirement savings plans,	Investments Insurance Ltd., Fidelity Investments
	life insurance, and	Canada Ltd., and Fidelity Management Trust
	annuity and executive	Company and as a Trustee of the Fidelity Family of
	benefits products, and of	Funds. Mr. Reynolds received a B.S. in Business
	Great-West Lifeco U.S.	Administration with a major in Finance from West
	Inc., a holding company	Virginia University.
that owns Putnam
Investments and Great-
West Financial. Member
of Putnam Investments’
and Great-West
Financial’s Board of
Directors. Prior to
joining Putnam
Investments in 2008, Mr.
Reynolds was Vice
Chairman and Chief
Operating Officer of
Fidelity Investments
from 2000 to 2007.

1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of December 31, 2016, there were 114 Putnam Funds.


2 Each Trustee serves for an indefinite term, until his or her resignation, retirement during the year he or she reaches age 75, death or removal.


* Trustee who is an “interested person” (as defined in the 1940 Act) of the fund and Putnam Management. Mr. Reynolds is deemed an “interested person” by virtue of his positions as an officer of the fund and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds.

February 28, 2017	II-81

Trustee Qualifications

Each of the fund’s Trustees was most recently elected by shareholders of the fund during 2014, although most of the Trustees have served on the Board for many years. The Board Policy and Nominating Committee is responsible for recommending proposed nominees for election to the full Board of Trustees for its approval. As part of its deliberative process, the Committee considers the experience, qualifications, attributes and skills that it determines would benefit the Putnam funds at the time.

In recommending the election of the current board members as Trustees, the Committee generally considered the educational, business and professional experience of each Trustee in determining his or her qualifications to serve as a Trustee of the fund, including the Trustee's record of service as a director or trustee of public and private organizations. (This included, but was not limited to, consideration of the specific experience noted in the preceding table.) In the case of most members of the Board, the Committee considered his or her previous service as a member of the Board of Trustees of the Putnam funds, which demonstrated a high level of diligence and commitment to the interests of fund shareholders and an ability to work effectively and collegially with other members of the Board.

The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Trustees and considered the attributes as indicative of the person’s ability to deal effectively with the types of financial, regulatory, and/or investment matters that typically arise in the course of a Trustee’s work:

Liaquat Ahamed -- Mr. Ahamed’s experience as Chief Executive Officer of a major investment management organization and as head of the investment division at the World Bank, as well as his experience as an author of economic literature.

Ravi Akhoury -- Mr. Akhoury's experience as Chairman and Chief Executive Officer of a major investment management organization.

Barbara M. Baumann -- Ms. Baumann’s experience in the energy industry as a consultant, an investor, and in both financial and operational management positions at a global energy company, and her service as a director of multiple NYSE companies.

Jameson A. Baxter -- Ms. Baxter's experience in corporate finance acquired in the course of her career at a major investment bank, her experience as a director and audit committee chair of two NYSE companies and her role as Chair of the Mutual Fund Directors Forum.

Robert J. Darretta -- Mr. Darretta's experience as the Chief Financial Officer and Vice Chairman of the board of a major NYSE health products company.

Katinka Domotorffy -- Ms. Domotorffy’s experience as Chief Investment Officer and Global Head of Quantitative Investment Strategies at a major asset management organization.

John A. Hill -- Mr. Hill's experience as founder and chairman of an open-end mutual fund and as a founder and lead managing partner of one of the largest private equity firms in the United States.

Paul L. Joskow -- Dr. Joskow's education and experience as a professional economist familiar with financial economics and related issues and his service on multiple for-profit boards.

Kenneth R. Leibler -- Mr. Leibler's extensive experience in the financial services industry, including as Chief Executive Officer of a major asset management organization, and his service as a director of various public and private companies.

February 28, 2017	II-82

Robert E. Patterson -- Mr. Patterson’s training and experience as an attorney and his experience as president of a NYSE company.

George Putnam, III -- Mr. Putnam’s training and experience as an attorney, his experience as the founder and Chief Executive Officer of an investment management firm and his experience as an author of various publications on the subject of investments.

W. Thomas Stephens -- Mr. Stephens's extensive business experience, including his service as Chief Executive Officer of four public companies, as non-executive chairman of two public companies and as a director of numerous other public companies.

Interested Trustee

Robert L. Reynolds -- Mr. Reynolds’s extensive experience as a senior executive of one of the largest mutual fund organizations in the United States and his current role as President and Chief Executive Officer of Putnam Investments.

On March 23, 2016, Great-West Financial, a company under common control with Putnam Investments, LLC and of which Mr. Reynolds is the Chief Executive Officer, entered into a loan agreement as the lending party with Cabot Industrial Core Fund Operating Partnership, L.P (“Cabot OP”), the guarantor for a collection of six borrowing parties, each being a limited liability company wholly owned by Cabot OP. The loan is intended to provide long-term financing in the form of a 7 year loan totaling $72.25 million to Cabot Industrial Core Fund, L.P. (the “Cabot Fund”). Cabot OP is an entity through which the Cabot Fund holds certain investments. The interest rate for the loan is 3.48%. Mr. Patterson may be deemed to have an indirect interest in the transaction, or an indirect relationship with Great-West Financial, through his position as an officer of Cabot OP and as Co-Chairman of the Investment Committee of the Cabot Fund, which approved the proposed loan on behalf of the borrowing parties. Mr. Patterson has an 18.3% ownership interest in Cabot Properties, Inc., the highest controlling entity of Cabot OP, and is also a 14.3% partner in Cabot Properties, L.P., the asset manager of the Cabot Fund.

Officers

In addition to Robert L. Reynolds, the fund’s President, the other officers of the fund are shown below. All of the officers of your fund are employees of Putnam Management or its affiliates or are members of the Trustees’ independent administrative staff.

Name, Address[1] , Year of Birth,	Length of Service with	Principal Occupation(s) During Past 5 Years and
Position(s) Held with Fund	the Putnam Funds[2]	Position(s) with Fund’s Investment Adviser and
Distributor[3]

Jonathan S. Horwitz[4] (Born 1955)	Since 2004	Executive Vice President, Principal Executive
Executive Vice President, Principal		Officer, and Compliance Liaison, The Putnam
Executive Officer, and Compliance		Funds.
Liaison

Robert T. Burns (Born 1961)	Since 2011	General Counsel, Putnam Investments, Putnam
Vice President and Chief Legal		Management and Putnam Retail Management.
Officer

James F. Clark[3] (Born 1974)	Since 2016	Associate General Counsel, Putnam Investments,
Vice President and Chief Compliance		Putnam Management and Putnam Retail
Officer		Management (2003-2015).

Michael J. Higgins[4] (Born 1976)	Since 2010	Vice President, Treasurer, and Clerk, The Putnam
Vice President, Treasurer, and Clerk		Funds

February 28, 2017	II-83

Name, Address[1] , Year of Birth,	Length of Service with	Principal Occupation(s) During Past 5 Years and
Position(s) Held with Fund	the Putnam Funds[2]	Position(s) with Fund’s Investment Adviser and
Distributor[3]

Janet C. Smith (Born 1965)	Since 2007	Director of Fund Administration Services, Putnam
Vice President, Principal Financial		Investments and Putnam Management.
Officer, Principal Accounting
Officer, and Assistant Treasurer

Susan G. Malloy (Born 1957)	Since 2007	Director of Accounting and Control Services,
Vice President and Assistant		Putnam Management.
Treasurer

Mark C. Trenchard (Born 1962)	Since 2002	Director of Operational Compliance, Putnam
Vice President and BSA Compliance		Investments, Putnam Retail Management
Officer

Nancy E. Florek[4] (Born 1957)	Since 2000	Vice President, Director of Proxy Voting and
Vice President, Director of Proxy		Corporate Governance, Assistant Clerk, and
Voting and Corporate Governance,		Associate Treasurer, The Putnam Funds.
Assistant Clerk, and Associate
Treasurer

1 The address of each Officer is One Post Office Square, Boston, MA 02109.

2 Each officer serves for an indefinite term, until his or her resignation, retirement, death or removal.

3 Prior positions and/or officer appointments with the fund or the fund’s investment adviser and distributor have been omitted.

4 Officers of the fund indicated are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management by the funds.

Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

Leadership Structure and Standing Committees of the Board of Trustees

For details regarding the number of times the standing committees of the Board of Trustees met during a fund's last fiscal year, see "Trustee responsibilities and fees" in Part I of this SAI.

Board Leadership Structure. Currently, 12 of the 13 Trustees of your fund are Independent Trustees, meaning that they are not considered "interested persons" of your fund or its investment manager. These Independent Trustees must vote separately to approve all financial arrangements and other agreements with your fund’s investment manager and other affiliated parties. The role of independent trustees has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund’s Independent Trustees meet regularly as a group in executive session (i.e., without representatives of your fund’s investment manager or its affiliates present). An Independent Trustee currently serves as chair of the Board.

Taking into account the number, the diversity and the complexity of the funds overseen by the Board and the aggregate amount of assets under management, your fund’s Trustees have determined that the efficient conduct of the Board's affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The Executive Committee, Audit, Compliance and Distributions Committee, and Board Policy and Nominating Committee are authorized to take action on certain matters as specified in their charters or in

February 28, 2017	II-84

policies and procedures relating to the governance of the funds; with respect to other matters, these committees review and evaluate and make recommendations to the Trustees as they deem appropriate. The other committees also review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund’s independent staff, counsel and independent registered public accountants as well as other experts. The committees meet as often as appropriate, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chair of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee. Each committee is chaired by an Independent Trustee and, except as noted below, the membership and chairs of each committee consist exclusively of Independent Trustees.

The Trustees have determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the fund's affairs. While risk management is the primary responsibility of the fund's investment manager, the Trustees receive reports regarding investment risks, compliance risks and other risks. The Board and certain committees also meet periodically with the funds’ Chief Compliance Officer to receive compliance reports. In addition, the Board and its Investment Oversight Committees meet periodically with the portfolio managers of the funds to receive reports regarding the management of the funds. The Board's committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the funds and to discuss with the fund's investment manager how it monitors and controls risks.

The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect your fund can be identified in advance; that it may not be practical or cost effective to eliminate or to mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve your fund’s investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and for other reasons, the Board’s risk management oversight is subject to substantial limitations.

Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee provides oversight on matters relating to the preparation of the funds’ financial statements, compliance matters, internal audit functions, and Codes of Ethics issues. This oversight is discharged by regularly meeting with management and the funds’ independent registered public accountants and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ independent registered public accountants, including their independence. The Committee also oversees all dividends and distributions by the funds. The Committee makes recommendations to the Trustees of the funds regarding the amount and timing of distributions paid by the funds, and determines such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management prepares recommendations for distributions, and meets regularly with representatives of Putnam Management to review the implementation of these policies and procedures. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The members of the Committee include only Independent Trustees. Each member of the Committee also is “independent,” as that term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the listing standards of the NYSE. The Board has adopted a written charter for the Committee, a current copy of which is available at putnam.com/about-putnam. The Committee currently consists of Messrs. Darretta (Chairperson), Akhoury, Hill and Patterson, and Mses. Baumann and Domotorffy.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board

February 28, 2017	II-85

committee. The Committee will consider nominees for Trustee recommended by shareholders of a fund provided that such recommendations are submitted by the date disclosed in the fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the Exchange Act. The Committee also reviews policy matters affecting the operation of the Board and its independent staff. In addition, the Committee oversees the voting of proxies associated with portfolio investments of the funds with the goal of ensuring that these proxies are voted in the best interest of the funds’ shareholders. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Committee is composed entirely of Independent Trustees and currently consists of Messrs. Hill (Chairperson), Leibler, Patterson and Putnam, Dr. Joskow and Ms. Baxter.

Brokerage Committee. The Brokerage Committee reviews the funds' policies regarding the execution of portfolio trades and Putnam Management's practices and procedures relating to the implementation of those policies. The Committee reviews periodic reports on the cost and quality of execution of portfolio transactions and the extent to which brokerage commissions have been used (i) by Putnam Management to obtain brokerage and research services generally useful to it in managing the portfolios of the funds and of its other clients, and (ii) by the funds to pay for certain fund expenses. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Dr. Joskow (Chairperson), Ms. Baxter, and Messrs. Ahamed, Leibler, Putnam and Stephens.

Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds, (ii) the expenditure of the funds' assets for distribution purposes pursuant to Distribution Plans of the funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee also reviews the proposed organization of new fund products, proposed structural changes to existing funds and matters relating to closed-end funds. The Committee reports and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Putnam (Chairperson), Ahamed, Leibler and Stephens, Dr. Joskow and Ms. Baxter.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to review annual and ongoing goals, objectives and priorities for the Board and to facilitate coordination of all efforts between the Trustees and Putnam Management on behalf of the shareholders of the funds. The Committee currently consists of Ms. Baxter (Chairperson) and Messrs. Hill, Leibler, Patterson and Putnam.


Investment Oversight Committees. The Investment Oversight Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the funds in light of their stated goals and policies. The Committees seek to identify any compliance issues that are unique to the applicable categories of funds and work with the appropriate board committees to ensure that any such issues are properly addressed. Investment Oversight Committee A currently consists of Mses. Domotorffy (Chairperson) and Baumann, Messrs. Ahamed, Leibler, Putnam and Stephens and Dr. Joskow. Investment Oversight Committee B currently consists of Messrs. Akhoury (Chairperson), Darretta, Hill, Patterson and Reynolds, and Ms. Baxter.


February 28, 2017	II-86

Pricing Committee. The Pricing Committee oversees the valuation of assets of the Putnam funds and reviews the funds’ policies and procedures for achieving accurate and timely pricing of fund shares. The Committee also oversees implementation of these policies, including fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee also oversees compliance by money market funds with Rule 2a-7 under the 1940 Act and the correction of occasional pricing errors. The Committee also reviews matters related to the liquidity of portfolio holdings. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Mses. Baumann (Chairperson) and Domotorffy, and Messrs. Akhoury, Darretta, Hill and Patterson.

Indemnification of Trustees

The Agreement and Declaration of Trust of each fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it has been finally adjudicated that (a) they have not acted in good faith, (b) they have not acted in the reasonable belief that their actions were (i) in the best interests of the fund or (ii) at least were not opposed to the best interests of the fund, (c) in the case of a criminal proceeding, they had reasonable cause to believe the action was unlawful or (d) they were liable to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

For details of Trustees’ fees paid by the fund and information concerning retirement guidelines for the Trustees, see “Charges and expenses” in Part I of this SAI.

Putnam Management and its Affiliates

Putnam Management is one of America’s oldest and largest money management firms. Putnam Management’s staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund’s portfolio. By pooling an investor’s money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937.

Putnam Management is a subsidiary of Putnam Investments. Great-West Lifeco Inc., a financial services holding company with operations in Canada, the United States and Europe and a member of the Power Financial Corporation group of companies, owns a majority interest in Putnam Investments. Power Financial Corporation, a diversified management and holding company with direct and indirect interests in the financial services sector in Canada, the United States and Europe, is a subsidiary of Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

Trustees and officers of the fund who are also officers of Putnam Management or its affiliates or who are stockholders of Putnam Investments or its parent companies will benefit from the advisory fees, sales commissions, distribution fees and transfer agency fees paid or allowed by the fund.

The Management Contract

Under a Management Contract between the fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees,

February 28, 2017	II-87

Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund’s net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund’s portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management’s compensation under the Management Contract, see “Charges and expenses” in Part I of this SAI. Putnam Management’s compensation under the Management Contract may be reduced in any year if the fund’s expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term “expenses” is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Fund-specific expense limitation. Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund’s expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. For the purpose of determining any such limitation on Putnam Management’s compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any such expense limitation specific to a particular fund are described in the prospectus and/or Part I of this SAI .

General expense limitation.

For specified retail open-end funds: Through the expiration of the one-year period following the effective date of the annual update of each fund’s Registration Statement, Putnam Management has contractually agreed to waive fees and/or reimburse expenses of the fund to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and lines of credit costs), extraordinary expenses, acquired fund fees and expenses, and payments under the fund’s investor servicing contract, the fund’s investment management contract (including any applicable performance-based upward or downward adjustment to a fund’s base management fee), and the fund’s distribution plans, to an annual (measured on a fiscal year basis) rate of 0.20% of the fund’s average net assets.

For Putnam Dynamic Asset Allocation Equity Fund Only: Effective September 1, 2016, Putnam Management has contractually agreed to waive fees and/or reimburse expenses of the fund through September 30, 2017 to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and lines of credit costs), extraordinary expenses, acquired fund fees and expenses, and payments under the fund’s investor servicing contract, the fund’s investment management contract, and the fund’s distribution plans, to an annual (measured on a fiscal year basis) rate of 0.02% of the fund’s average net assets.

For all funds: In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for the fund’s most recent fiscal year is included in “Charges and expenses” in Part I of this SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial,

February 28, 2017	II-88

investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Retail Management pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on not less than 60 days’ written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Putnam Management has entered into a Master Sub-Accounting Services Agreement with State Street Bank and Trust Company ("State Street"), under which Putnam Management has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund. Putnam Management pays State Street a fee, monthly, based on a combination of fixed annual charges and charges based on the fund's assets and the number and types of securities held by the fund, and reimburses State Street for certain out-of-pocket expenses.

The Sub-Manager

If so disclosed in the fund’s prospectus, PIL, an affiliate of Putnam Management, has been retained as the sub-manager for a portion of the assets of the fund, as determined by Putnam Management from time to time, pursuant to a sub-management agreement between Putnam Management and PIL. Under the terms of the sub-management contract, PIL, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PIL from time to time by Putnam Management and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management. Putnam Management may also, at its discretion, request PIL to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers. PIL, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

The sub-management contract provides that PIL shall not be subject to any liability to Putnam Management, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PIL.

The sub-management contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PIL or Putnam Management, on not more than 60 days’ nor less than 30 days’ written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons”

February 28, 2017	II-89

of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

The Sub-Adviser

If so disclosed in the fund’s prospectus, The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, has been retained as a sub-adviser for a portion of the assets of the fund, as determined from time to time by Putnam Management or, with respect to portions of a fund’s assets for which PIL acts as sub-manager as described above, by PIL pursuant to a sub-advisory contract among Putnam Management, PIL and PAC. Under certain terms of the sub-advisory contract, PAC, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PAC from time to time by Putnam Management or PIL, as applicable and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management or PIL, as the case may be. Putnam Management or PIL, as the case may be, may also, at its discretion, request PAC to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers.

PAC, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties. The sub-advisory contract provides that PAC shall not be subject to any liability to Putnam Management, PIL, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PAC.

The sub-advisory contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PAC, PIL or Putnam Management, on not more than 60 days’ nor less than 30 days’ written notice. The sub-advisory contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-advisory contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Portfolio Transactions

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Manager(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “ PORTFOLIO MANAGER(S)” “Other accounts managed” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

February 28, 2017	II-90

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities

February 28, 2017	II-91

purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different goals and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different goals, policies or restrictions than the fund. Depending on goals or other factors, the Portfolio Manager(s) may give advice and make decisions for another account that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

Under federal securities laws, a short sale of a security by another client of Putnam Management or its affiliates (other than another registered investment company) within five business days prior to a public offering of the same securities (the timing of which is generally not known to Putnam in advance) may prohibit the fund from participating in the public offering, which could cause the fund to miss an otherwise favorable investment opportunity or to pay a higher price for the securities in the secondary markets.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts. For information on restrictions imposed on personal securities transactions of the fund’s Portfolio Manager(s), please see “- Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund.”

For information about other funds and accounts managed by the fund’s Portfolio Manager(s), please refer to “Who oversees and manages the fund(s)?” in the prospectus and “ PORTFOLIO MANAGER(S)” “Other accounts managed” in Part I of the SAI.

Brokerage and research services.

Transactions on stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions may vary among different brokers. A particular broker may charge different commissions according to such factors as execution

February 28, 2017	II-92

venue and exchange. Although the fund does not typically pay commissions for principal transactions in the over-the-counter markets, such as the markets for most fixed income securities and certain derivatives, an undisclosed amount of profit or “mark-up” is included in the price the fund pays. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. See "Charges and expenses" in Part I of this SAI for information concerning commissions paid by the fund.

It has for many years been a common practice in the investment advisory business for broker-dealers that execute portfolio transactions for the clients of advisers of investment companies and other institutional investors to provide those advisers with brokerage and research services, as defined in Section 28(e) of the Exchange Act. Consistent with this practice, Putnam Management receives brokerage and research services from broker-dealers with which Putnam Management places the fund's portfolio transactions. The services that broker-dealers may provide to Putnam Management’s managers and analysts include, among others, brokerage and trading systems, economic analysis, investment research, industry and company reviews, statistical information, market data, evaluations of investments, recommendations as to the purchase and sale of investments and performance measurement services. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. Research services provided by broker-dealers are supplemental to Putnam Management’s own research efforts and relieve Putnam Management of expenses it might otherwise have borne in generating such research. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive brokerage and research services even though Putnam Management might otherwise be required to purchase some of these services for cash. Putnam Management may also use portfolio transactions to generate “soft dollar” credits to pay for “mixed-use” services (i.e., products or services that may be used both for investment- and non-investment-related purposes), but in such instances Putnam Management uses its own resources to pay for that portion of the mixed-use product or service that in its good-faith judgment does not relate to investment or brokerage purposes. Putnam Management may also allocate trades to generate soft dollar credits for third-party investment research reports and related fundamental research.

Putnam Management places all orders for the purchase and sale of portfolio investments for the funds, and buys and sells investments for the funds, through a substantial number of brokers and dealers. In selecting broker-dealers to execute the funds’ portfolio transactions, Putnam Management uses its best efforts to obtain for each fund the most favorable price and execution reasonably available under the circumstances, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution and in considering the overall reasonableness of the brokerage commissions paid, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, in no particular order of importance, and by way of illustration, the price, size and type of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

Putnam Management may cause the fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the Exchange Act and as described above) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission another broker-dealer would have charged for effecting that transaction. Putnam Management may also instruct an executing broker to “step out” a portion of the trades placed with a broker to other brokers that provide brokerage and research services to Putnam Management. Putnam Management's authority to cause the fund to pay any such greater commissions or to instruct a broker to “step out” a portion of a trade is subject to the requirements of applicable law and such policies as the Trustees may adopt from time to time. It is the position of the staff of the SEC that Section

February 28, 2017	II-93

28(e) of the Exchange Act does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Trustees of the funds have directed Putnam Management, subject to seeking most favorable pricing and execution, to use its best efforts to allocate a portion of overall fund trades to trading programs which generate commission credits to pay fund expenses such as shareholder servicing and custody charges. The extent of any commission credits generated for this purpose may vary significantly from time to time and from fund to fund depending on, among other things, the nature of each fund's trading activities and market conditions.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Principal Underwriter

Putnam Retail Management, located at One Post Office Square, Boston, MA 02109, is the principal underwriter of shares of the fund and the other continuously offered Putnam funds. Putnam Retail Management is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. See “Charges and expenses” in Part I of this SAI for information on sales charges and other payments received by Putnam Retail Management.

Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund

Employees of Putnam Management, PIL, PAC and Putnam Retail Management and officers and Trustees of the fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management, PIL, PAC and Putnam Retail Management (the “Putnam Investments Code of Ethics”) and by the fund (the “Putnam Funds Code of Ethics”). The Putnam Investments Code of Ethics and the Putnam Funds Code of Ethics, in accordance with Rule 17j-1 under the 1940 Act, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Putnam Investments Code of Ethics does not prohibit personnel from investing in securities that may be purchased or held by the fund. However, the Putnam Investments Code of Ethics, consistent with standards recommended by the Investment Company Institute’s Advisory Group on Personal Investing and requirements established by Rule 17j-1 and rules adopted under the Investment Advisers Act of 1940, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds Code of Ethics incorporates and applies the restrictions of the Putnam Investments Code of Ethics to officers and Trustees of the fund who are affiliated with Putnam Investments. The Putnam Funds Code of Ethics does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the fund; however, the Putnam Funds Code of Ethics regulates the personal securities transactions of unaffiliated Trustees of the fund, including limiting the time periods during which they may personally buy

February 28, 2017	II-94

and sell certain securities and requiring them to submit reports of personal securities transactions under certain circumstances.

The fund’s Trustees, in compliance with Rule 17j-1, approved the Putnam Investments and the Putnam Funds Codes of Ethics and are required to approve any material changes to these Codes. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes of Ethics.

Investor Servicing Agent

Putnam Investor Services, located at One Post Office Square, Boston, MA 02109, is the fund’s investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the fund.


Effective September 1, 2016, the fee paid to Putnam Investor Services with respect to assets attributable to non-defined contribution plan accounts (which include accounts maintained directly with the fund, accounts underlying omnibus accounts maintained by financial intermediaries with the fund, accounts of Section 529 college savings plans that are allocated to the fund and accounts of certain funds that operate as funds-of-funds (other than the Putnam RetirementReady Funds) that are allocated to the fund (collectively “retail accounts”)) holding class A, class B, class C, class M, class R, class T (effective March 1, 2017), class T1 and class Y shares, subject to certain limitations, is an annual fee that includes (1) a per account fee for each retail account of the fund that is applicable to the funds in its specified product category, and (2) a fee based on a specified rate of each fund’s average daily net assets that is based on the rate applicable to the funds in its specified product category. The fund categories used for purposes of calculating the per account fee described above are based on product type. The accounts of 529 plans and certain funds-of-funds (other than the Putnam RetirementReady Funds) are included in the determination of the number of accounts at the underlying fund level in proportion to the percentage of the investing fund’s net assets that are invested in the particular underlying fund.

For the Putnam RetirementReady Funds, the fees paid to Putnam Investor Services with respect to assets attributable to retail accounts holding class A, class B, class C, class M, class R, class T and class Y shares, are based on a specified rate of the fund’s average daily net assets attributable to such retail accounts.

The fees paid to Putnam Investor Services with respect to defined contribution plan accounts holding class A, class B, class C, class M, class R, class T, class T1 and class Y shares are based on a specified rate of the average of the net assets attributable to such defined contribution plan accounts invested in a fund as of the end of the month and the end of the prior month.


Putnam Investor Services has agreed, through August 31, 2018, that the aggregate investor servicing fees for each fund’s retail and defined contribution plan accounts will not exceed an annual rate of 0.250% of the fund’s average daily net assets attributable to such accounts.

The fee paid to Putnam Investor Services with respect to class R5 shares is based on an annual rate of 0.15% of each fund’s average daily net assets attributable to class R5 shares, except that an annual rate of 0.12% of each fund’s average daily net assets attributable to class R5 shares applies to Putnam American Government Income Fund, Putnam Dynamic Asset Allocation Conservative Fund, Putnam Global Income Trust and Putnam Income Fund.

February 28, 2017	II-95

The fee paid to Putnam Investor Services with respect to class R6 shares is based on an annual rate of 0.05% of each fund’s average daily net assets attributable to class R6 shares.

The fee paid to Putnam Investor Services with respect to class I, class G and class P shares is based on an annual rate of 0.01% of each fund’s average daily net assets attributable to class I shares, class G and class P shares, respectively.

For the period from September 1, 2015 through August 31, 2016, the fee paid to Putnam Investor Services with respect to assets attributable to non-defined contribution plan accounts (which include accounts maintained directly with the fund, accounts underlying omnibus accounts maintained by financial intermediaries with the fund, accounts of Section 529 college savings plans that were allocated to the fund and accounts of certain funds that operate as funds-of-funds (including Putnam RetirementReady Funds) that were allocated to the fund (collectively “previously defined retail accounts”)) holding class A, class B, class C, class M, class R, class T1 and class Y shares, subject to certain limitations, was an annual fee that included (1) a per account fee for each previously defined retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated among each of the funds in the category based on the average daily net assets of each fund, and (2) a fee based on a specified rate of each fund’s average daily net assets. The fund categories used for purposes of calculating the per account fee described above were based on product type. The accounts of 529 plans and certain funds-of-funds (including Putnam RetirementReady Funds) were included in the determination of the number of accounts at the underlying fund level in proportion to the percentage of the investing fund’s assets that were invested in the particular underlying fund.

Financial intermediaries (including brokers, dealers, banks, bank trust departments, registered investment advisers, financial planners, and retirement plan administrators) may own shares of the fund for the benefit of their customers in an omnibus account (including retirement plans). In these circumstances, the financial intermediaries or other third parties may provide certain sub-accounting and similar recordkeeping services for their customers’ accounts.

In recognition of these services, Putnam Investor Services may make payments to these financial intermediaries or other third parties. Payments may be based on the number of underlying accounts in an omnibus account or the assets or share class held in an account. Putnam Investor Services also makes payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts. These payments are described above under the heading “Distribution Plans – Additional Dealer Payments.”

Custodian

State Street Bank and Trust Company, located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, is the fund’s custodian. State Street is responsible for safeguarding and controlling the fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the fund’s investments, serving as the fund’s foreign custody manager, providing reports on foreign securities depositaries, making payments covering the expenses of the fund and performing other administrative duties. State Street does not determine the investment policies of the fund or decide which securities the fund will buy or sell. State Street has a lien on the fund’s assets to secure charges and advances made by it. The fund may from time to time enter into brokerage arrangements that reduce or recapture fund expenses, including custody expenses. The fund also has an offset arrangement that may reduce the fund’s custody fee based on the amount of cash maintained by its custodian.

February 28, 2017	II-96

Counsel to the Fund and the Independent Trustees

Ropes & Gray LLP serves as counsel to the fund and the Independent Trustees, and is located at Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199.

DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the NYSE is open. Currently, the NYSE is closed Saturdays, Sundays and the following holidays: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. The fund determines net asset value as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern Time. The net asset value per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.

Assets of money market funds are valued at amortized cost pursuant to Rule 2a-7 under the 1940 Act. For other funds, securities and other assets (“Securities”) for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such Securities. Currently, prices for these Securities are determined using the last reported sale price (or official closing price for Securities listed on certain markets) or, if no sales are reported (as in the case of some Securities traded over-the-counter), the last reported bid price, except that certain Securities are valued at the mean between the last reported bid and ask prices. All other Securities are valued by Putnam Management or other parties at their fair value following procedures approved by the Trustees.

Reliable market quotations are not considered to be readily available for, among other Securities, long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value, generally on the basis of valuations furnished by approved pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Other Securities, such as various types of options, are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries.

Putnam Management values all other Securities at fair value using its internal resources. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the Securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted Securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such Securities and any available analysts’ reports regarding the issuer. In the case of Securities that are restricted as to resale, Putnam Management determines fair value based on the inherent worth of the Security without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature.

Generally, trading in certain Securities (such as foreign securities) is substantially completed each day at various times before the close of the NYSE. The closing prices for these Securities in markets or on exchanges outside the U.S. that close before the close of the NYSE may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will vary, it is possible that fair value prices will be used by the fund to a significant extent. In addition, Securities held by some of the funds may be traded in foreign markets that are open for business on days that the fund is not, and the trading of such Securities on

February 28, 2017	II-97

those days may have an impact on the value of a shareholder’s investment at a time when the shareholder cannot buy and sell shares of the fund.

Currency exchange rates used in valuing Securities are normally determined as of 4:00 p.m. Eastern Time. Occasionally, events affecting such exchange rates may occur between the time of the determination of exchange rates and the close of the NYSE, which, in the absence of fair valuation, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the currency exchange rates occur during such period, then the exchange rates used in valuing affected Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees.

In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain Securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected before the close of the NYSE. Occasionally, events affecting the value of such Securities may occur between the time of the determination of value and the close of the NYSE, which, in the absence of fair value prices, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the value of such Securities occur during such period, then these Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees. It is expected that any such instance would be very rare.

The fair value of Securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such Securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a Security at a given point in time and does not reflect an actual market price.

The fund may also value its Securities at fair value under other circumstances pursuant to procedures approved by the Trustees.

Money Market Funds

“Retail money market funds” and “government money market funds” each as defined by Rule 2a-7 under the 1940 Act generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Since the net income of a money market fund is declared as a dividend each time it is determined, the net asset value per share of a retail money market fund and government money market fund typically remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder’s investment in a money market fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of that fund in the shareholder’s account on the last business day of each month. It is expected that a money market fund’s net income will normally be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of a fund determined at any time is a negative amount, a money market fund may offset such amount allocable to each then shareholder’s account from dividends accrued during the month with respect to such account. If, at the time of payment of a dividend, such negative amount exceeds a shareholder’s accrued dividends, a money market fund may reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the fund that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in a money market fund.

February 28, 2017	II-98

INVESTOR SERVICES

Shareholder Information

Each time shareholders buy or sell shares, a statement confirming the transaction and listing their current share balance will be made available for viewing electronically or delivered via mail. (Under certain investment plans, a statement may only be sent quarterly.) The fund also sends annual and semiannual reports that keep shareholders informed about its portfolio and performance, and year-end tax information to simplify their recordkeeping. To help shareholders take full advantage of their Putnam investment, publications covering many topics of interest to investors are available on our website or from Putnam Investor Services. Shareholders may call Putnam Investor Services toll-free weekdays at 1-800-225-1581 between 8:00 a.m. and 8:00 p.m. Eastern Time for more information, including account balances. Shareholders can also visit the Putnam website at http://www.putnam.com.

Your Investing Account

The following information provides more detail concerning the operation of a Putnam Investing Account. For further information or assistance, investors should consult Putnam Investor Services. Shareholders who purchase shares through an employer-sponsored retirement plan should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

A shareholder may reinvest a cash distribution without a front-end sales charge or without the reinvested shares being subject to a CDSC, as the case may be, by delivering to Putnam Investor Services the uncashed distribution check. Putnam Investor Services must receive the properly endorsed check within 1 year after the date of the check.

The Investing Account also provides a way to accumulate shares of the fund. In most cases, after an initial investment, a shareholder may send checks to Putnam Investor Services, made payable to the fund, to purchase additional shares at the applicable public offering price next determined after Putnam Investor Services receives the check. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

Putnam Investor Services acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, shares will be purchased through the investment dealer designated by the shareholder. Shareholders may change investment dealers at any time by written notice to Putnam Investor Services, provided the new dealer has a sales agreement with Putnam Retail Management.

Shares credited to an account are transferable upon written instructions in good order to Putnam Investor Services and may be sold to the fund as described under "How do I sell or exchange fund shares?" in the prospectus. Putnam funds no longer issue share certificates. A shareholder may send to Putnam Investor Services any certificates which have been previously issued to enable more convenient maintenance of the account as a book-entry account.

Putnam Retail Management, at its expense, may provide certain additional reports and administrative material to qualifying institutional investors with fiduciary responsibilities to assist these investors in discharging their responsibilities. Institutions seeking further information about this service should contact Putnam Retail Management, which may modify or terminate this service at any time.

The fund pays Putnam Investor Services' fees for maintaining Investing Accounts.

Checkwriting Privilege. For those funds that allow shareholders, as disclosed in the prospectus, to redeem shares by check, Putnam is currently waiving the minimum per-check amount stated in the prospectus.

February 28, 2017	II-99

Reinstatement Privilege

An investor who has redeemed shares of the fund may reinvest within 90 days of such redemption the proceeds of such redemption in shares of the same class of the fund, or may reinvest within 90 days of such redemption the proceeds in shares of the same class of one of the other continuously offered Putnam funds (through the exchange privilege described in the prospectus), including, in the case of shares subject to a CDSC, the amount of CDSC charged on the redemption. Any such reinvestment would be at the net asset value of the shares of the fund(s) the investor selects, next determined after Putnam Retail Management receives a Reinstatement Authorization. The time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions and, in the case of class B shares, the eight-year period for conversion to class A shares. Reinstatements into class B, class C or class M shares may be permitted even if the resulting purchase would otherwise be rejected for causing a shareholder’s investments in such class to exceed the applicable investment maximum. Shareholders will receive from Putnam Retail Management the amount of any CDSC paid at the time of redemption as part of the reinstated investment, which may be treated as capital gains to the shareholder for tax purposes.

Exercise of the Reinstatement Privilege does not alter the federal income tax treatment of any capital gains realized on a sale of fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the fund, some or all of the loss may be disallowed as a deduction. Consult your tax adviser. Investors who desire to exercise the Reinstatement Privilege should contact their investment dealer or Putnam Investor Services.

Exchange Privilege

Except as otherwise set forth in this section, by calling Putnam Investor Services, investors may exchange shares valued in the aggregate up to $500,000 between accounts with identical registrations, provided that no certificates are outstanding for such shares. During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Putnam Investor Services by telephone to exercise the telephone exchange privilege.

Putnam Investor Services also makes exchanges promptly after receiving a properly completed Exchange Authorization Form and, if issued, share certificates. If the shareholder is a corporation, partnership, agent, or surviving joint owner, Putnam Investor Services will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Putnam fund, completion of an exchange may be delayed under unusual circumstances if the fund were to suspend redemptions or postpone payment for the fund shares being exchanged, in accordance with federal securities laws. Exchange Authorization Forms and prospectuses of the other Putnam funds are available from Putnam Retail Management or investment dealers having sales contracts with Putnam Retail Management. The prospectus of each fund describes its goal(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Putnam funds are not available to residents of all states. The fund reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Putnam Investor Services at 1-800-225-1581.


Shareholders of other Putnam funds may also exchange their shares at net asset value for shares of the fund, as set forth in the current prospectus of each fund. Exchanges from Putnam Government Money Market Fund, Putnam Money Market Fund or Putnam Short Duration Income Fund into another Putnam fund may be subject to an initial sales charge. Generally exchanges of class T shares of one Putnam fund for class T shares of another Putnam fund will be subject to the initial sales charge applicable to class T shares. [As described in

February 28, 2017	II-100

the prospectus, shareholders holding shares through certain financial intermediaries with whom Putnam Retail Management has entered into arrangements may be able to exchange into class T shares without being subject to an initial sales charge.]


For federal income tax purposes, an exchange is a sale on which the investor generally will realize a capital gain or loss depending on whether the net asset value at the time of the exchange is more or less than the investor's basis.


Same-Fund Exchange Privilege. Class A shareholders who are eligible to purchase class R5, class R6, class T or class Y shares may exchange their class A shares for class R5, class R6, class T or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state, that the class A shares are no longer subject to a CDSC and, in the case of class R5, class R6 and class T shares, if applicable, the shares are available through the relevant retirement plan.


Class C shareholders who are eligible to purchase class A shares without a sales charge because the shareholders are (i) clients of broker-dealers, financial institutions, financial intermediaries or registered investment advisors that are approved by Putnam Retail Management and charge a fee for advisory or investment services or (ii) clients of broker-dealers, financial institutions, or financial intermediaries that have entered into an agreement with Putnam Retail Management to offer shares through a fund ‘supermarket’ or retail self-directed brokerage account (with or without the imposition of a transaction fee) may exchange their class C shares for class A shares of the same fund, provided that (i) the class C shares are no longer subject to a CDSC and (ii) class A shares of such fund are offered to residents of the shareholder’s state.


Class C shareholders who are eligible to purchase class T or class Y shares may exchange their class C shares for class T or class Y shares of the same fund, provided that the class C shares are no longer subject to a CDSC , class T or class Y shares of such fund are offered to residents of the shareholder’s state and, in the case of class T shares, if applicable, the shares are available through the relevant retirement plan .

Class M shareholders who are eligible to purchase class T or class Y shares may exchange their Class M shares for class T or class Y shares of the same fund, provided that class T or class Y shares of such fund are offered to residents of the shareholder’s state.

Class R shareholders who are eligible to purchase class R5 or class R6 shares may exchange their class R shares for class R5 or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and, in the case of class R5 and class R6 shares, the shares are available through the relevant retirement plan.

Class R5 shareholders who are eligible to purchase class A, class R, class R6 or class Y shares may exchange their class R5 shares for class A, class R, class R 6, or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.


 Class R6 shareholders who are eligible to purchase class A, class R, class R5 or class Y shares may exchange their class R6 shares for class A, class R, class R5 or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

February 28, 2017	II-101


Class Y shareholders who are eligible to purchase class A, class C, class R 5, class R6 or class T shares may exchange their class Y shares for class A, class C, class R 5, class R6 or class T shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and, in the case of class R5 and class R6 shares, the shares are available through the relevant retirement plan. Class Y shareholders should be aware that the financial institution or intermediary through which they hold class Y shares may have the authority under its account or similar agreement to exchange class Y shares for class A, class C or class ~~^~~T shares under certain circumstances, and none of the Putnam Funds, Putnam Retail Management or Putnam Investor Services are responsible for any actions taken by a shareholder’s financial institution or intermediary in this regard.


No sales charges or other charges will apply to any such exchange. For federal income tax purposes, a same-fund exchange is not expected to result in the realization by the investor of a capital gain or loss. Shareholders should be aware that (i) the same-fund exchange privilege may be effected only if permitted by a shareholder’s dealer of record, (ii) the same-fund exchange privilege may not be available for all accounts and may not be offered by all dealers, financial institutions and other intermediaries through which a shareholder may hold shares, and (iii) the dealer of record through whom a shareholder holds shares may be authorized (e.g., under its account or similar agreement with a shareholder) to reject any same-fund exchange. None of the Putnam funds, Putnam Retail Management or Putnam Investor Services are responsible for any determinations made, or any actions taken, by a shareholder’s dealer of record in respect of same-fund exchanges. To exchange shares under the same-fund exchange privilege, please contact your investment dealer or Putnam Investor Services.

Dividends PLUS

Shareholders may invest the fund's distributions of net investment income or distributions combining net investment income and short-term capital gains in shares of the same class of another continuously offered Putnam fund (the "receiving fund") using the net asset value per share of the receiving fund determined on the date the fund's distribution is payable. No sales charge or CDSC will apply to the purchased shares. The prospectus of each fund describes its goal(s) and policies, and shareholders should obtain a prospectus and consider these goal(s) and policies carefully before investing their distributions in the receiving fund. Shares of certain Putnam funds are not available to residents of all states.

Shareholders of other Putnam funds may also use their distributions to purchase shares of the fund at net asset value.

For federal tax purposes, distributions from the fund which are reinvested in another fund are treated as paid by the fund to the shareholder and invested by the shareholder in the receiving fund and thus, to the extent composed of taxable income and deemed paid to a taxable shareholder, are taxable.

The Dividends PLUS program may be revised or terminated at any time.

Plans Available to Shareholders

The plans described below are fully voluntary and may be terminated at any time without the imposition by the fund or Putnam Investor Services of any penalty. All plans provide for automatic reinvestment of all distributions in additional shares of the fund at net asset value. The fund, Putnam Retail Management or Putnam Investor Services may modify or cease offering these plans at any time.

Systematic Withdrawal Plan ("SWP"). An investor who owns or buys shares of the fund valued at $5,000 or more at the current public offering price may open a SWP plan and have a designated sum of money ($50 or more) paid monthly, quarterly, semi-annually or annually to the investor or another person. (Payments from

February 28, 2017	II-102

the fund can be combined with payments from other Putnam funds into a single check through a designated payment plan.) Shares are deposited in a plan account, and all distributions are reinvested in additional shares of the fund at net asset value (except where the plan is utilized in connection with a charitable remainder trust). Shares in a plan account are then redeemed at net asset value to make each withdrawal payment. Payment will be made to any person the investor designates; however, if shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to a designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a plan generally will result in a gain or loss for tax purposes. Some or all of the losses realized upon redemption may be disallowed pursuant to the so-called wash sale rules if shares of the same fund from which shares were redeemed are purchased (including through the reinvestment of fund distributions) within a period beginning 30 days before, and ending 30 days after, such redemption. In such a case, the basis of the replacement shares will be increased to reflect the disallowed loss. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The cost of administering these plans for the benefit of those shareholders participating in them is borne by the fund as an expense of all shareholders. The fund, Putnam Retail Management or Putnam Investor Services may terminate or change the terms of the plan at any time. A plan will be terminated if communications mailed to the shareholder are returned as undeliverable.

Investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The fund and Putnam Investor Services make no recommendations or representations in this regard.

Tax-favored plans. (Not offered by funds investing primarily in Tax-exempt Securities.) Investors may purchase shares of the fund through the following Tax Qualified Retirement Plans, available to qualified individuals or organizations:

Standard and variable profit-sharing (including 401(k)) and money purchase pension plans; and Individual Retirement Account Plans (IRAs), including SIMPLE IRAs, Roth IRAs, SEP IRAs; and Coverdell Education savings plans.

Forms and further information on these Plans are available from investment dealers or from Putnam Retail Management. In addition, plan administration arrangements are available on an optional basis; contact Putnam Investor Services at 1-866-207-7261.

Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974, or otherwise, is recommended.

Automatic Rebalancing Arrangements. Putnam Retail Management or Putnam Investor Services may enter into arrangements with certain dealers which provide for automatic periodic rebalancing of shareholders’ accounts in Putnam funds. For more information about these arrangements, please contact Putnam Retail Management or Putnam Investor Services.

SIGNATURE GUARANTEES

Requests to redeem shares having a net asset value of $100,000 or more, or to transfer shares or make redemption proceeds payable to anyone other than the registered account owners, must be signed by all registered owners or their legal representatives and must be guaranteed by a bank, broker/dealer, municipal securities dealer or broker, credit union, national securities exchange, registered securities association, clearing agency, savings association or trust company, provided such institution is authorized and acceptable under and

February 28, 2017	II-103

conforms with Putnam Investor Services’ signature guarantee procedures. A copy of such procedures is available upon request. In certain situations, for example, if you want your redemption proceeds sent to an address other than your address as it appears on Putnam’s records, you may also need to provide a signature guarantee. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services at 1-800-225-1581 for more information on Putnam’s signature guarantee and documentation requirements.

REDEMPTIONS

Suspension of redemptions. The fund may not suspend shareholders’ right of redemption, or postpone payment for more than seven days, unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

In-kind redemptions. To the extent consistent with applicable laws and regulations, the fund will consider satisfying all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions). Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. For information regarding procedures for in-kind redemptions, please contact Putnam Retail Management.

POLICY ON EXCESSIVE SHORT-TERM TRADING

As disclosed in the prospectus of each fund other than Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Short Duration Income Fund, Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. Putnam Management’s Compliance Department currently uses multiple reporting tools in an attempt to detect short-term trading activity occurring in shareholder accounts. Putnam Management measures excessive short-term trading in the fund by the number of “round trip” transactions, as defined in the prospectus, above a specified dollar amount within a specified period of time. Generally, if an investor has been identified as having completed two “round trip” transactions with values of at least $25,000 within a rolling 90-day period, Putnam Management will issue the investor and/or his or her financial intermediary, if any, a written warning. To the extent that short-term trading activity continues, additional measures may be taken. Putnam Management’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances appears to be remote.

February 28, 2017	II-104

DISCLOSURE OF PORTFOLIO INFORMATION

The Trustees of the Putnam funds have adopted policies with respect to the disclosure of the fund’s portfolio holdings by the fund, Putnam Management, or their affiliates. These policies provide that information about the fund’s portfolio generally may not be released to any party prior to (i) the day after the posting of such information on the Putnam Investments website, (ii) the filing of the information with the SEC in a required filing, or (iii) the dissemination of such information to all shareholders simultaneously. Certain limited exceptions pursuant to the fund’s policies are described below. The Trustees will periodically receive reports from the fund’s Chief Compliance Officer regarding the operation of these policies and procedures, including any arrangements to make non-public disclosures of the fund’s portfolio information to third parties. Putnam Management and its affiliates are not permitted to receive compensation or other consideration in connection with disclosing information about the fund’s portfolio holdings to third parties.

Public Disclosures

The fund’s portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the Putnam Investments website. The fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the fund’s fiscal year). In addition, money market funds file monthly reports of portfolio holdings on form N-MFP (with respect to the prior month). Shareholders may obtain the Form N-CSR, N-MFP and N-Q filings on the SEC’s website at http://www.sec.gov. In addition, Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Form N-CSR and N-Q filings are available upon filing and form N-MFP filings are available 60 days after each calendar month end. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

For Putnam Money Market Fund and Putnam Government Money Market Fund, the following information is publicly available on the Putnam Investments website, www.putnam.com/individual, as disclosed in the following table. This information will remain available on the website for six months thereafter, after which the information can be found on the SEC’s website.

Information	Frequency of Disclosure	Date of Web Posting

Full Portfolio Holdings	Monthly	5 business days after the end of
each month.

For Putnam Short Duration Income Fund, Putnam Management makes the fund’s portfolio information publicly available on the Putnam Investments website, www.putnam.com/individual, as disclosed in the following table.

Information	Frequency of Disclosure	Date of Web Posting

Full Portfolio Holdings	Monthly	On or after 5 business days after
the end of each month.

For all other funds, Putnam Management also currently makes the fund’s portfolio information publicly available on the Putnam Investments website, www.putnam.com/individual, as disclosed in the following table.

February 28, 2017	II-105

Information(1)	Frequency of Disclosure	Date of Web Posting

Full Portfolio Holdings	Quarterly	Last business day of the month
following the end of each
calendar quarter

Top 10 Portfolio Holdings and	Monthly	Approximately 15 days after the
other portfolio statistics		end of each month

(1) Putnam mutual funds that are not currently offered to the general public (“incubated” funds) do not post portfolio holdings on the Web, except to the extent required by applicable regulations. Full portfolio holdings for the Putnam RetirementReady® Funds, Retirement Income Fund Lifestyle 1, and Putnam Global Sector Fund, which invest solely in other Putnam funds, are posted on www.putnam.com/individual approximately 15 days after the end of each month. Please see these funds’ prospectuses for their target allocations.

The scope of the information relating to the fund’s portfolio that is made available on the website may change from time to time without notice. In addition, the posting of fund holdings may be delayed in some instances for technical reasons.

Putnam Management or its affiliates may include fund portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the website.

Other Disclosures

In order to address potential conflicts between the interest of fund shareholders, on the one hand, and those of Putnam Management, Putnam Retail Management or any affiliated person of those entities or of the fund, on the other hand, the fund’s policies require that non-public disclosures of information regarding the fund’s portfolio may be made only if there is a legitimate business purpose consistent with fiduciary duties to all shareholders of the fund. In addition, the party receiving the non-public information must sign a non-disclosure agreement unless otherwise approved by the Chief Compliance Officer of the fund. Arrangements to make non-public disclosures of the fund’s portfolio information must be approved by the Chief Compliance Officer of the fund. The Chief Compliance Officer will report on an ongoing basis to a committee of the fund’s Board of Trustees consisting only of Trustees who are not “interested persons” of the fund or Putnam Management regarding any such arrangement that the fund may enter into with third parties other than service providers to the fund.

The fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the fund with its day-to-day business affairs. In addition to Putnam Management and its affiliates, including Putnam Investor Services and PRM, these service providers include the fund’s custodian (State Street Bank and Trust Company) and any sub-custodians (including one or more sub-custodians for each non-U.S. market in which the fund purchases securities), pricing services (including IDC, Reuters, Markit, Statpro, Standard & Poors, Bloomberg, ICE ClearCredit, LCH Swapclear, PriceServ and CME Group), independent registered public accounting firm (KPMG LLP or PricewaterhouseCoopers LLP), legal counsel (Ropes & Gray LLP and, for funds sold in Japan, Mori Hamada & Matsumoto), financial printer and filing agent (McMunn Associates, Inc., Newsfile Corp.), proxy voting service (Glass, Lewis & Co) and securities lending agent (Goldman Sachs Bank USA). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund.

February 28, 2017	II-106

The fund may also periodically provide non-public information about its portfolio holdings to rating and ranking organizations and other providers of industry data, such as Lipper Inc., Morningstar Inc., Bloomberg and Thomson Reuters, in connection with those firms’ research on and classification of the fund and in order to gather information about how the fund’s attributes (such as volatility, turnover, and expenses) compare with those of peer funds. The fund may also periodically provide non-public information about its portfolio holdings to consultants that provide portfolio analysis services or other investment research or trading analytics. Such recipients of portfolio holdings include Barclays, Factset, ITG, Bloomberg and Credit Suisse. Any such rating, ranking, or consulting or other firm would be required to keep the fund’s portfolio information confidential and would be prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund. Such firms may receive portfolio holdings information only from certain funds (such as equity funds or fixed income funds) and such information may be provided in greater or lesser detail depending on the nature of the services provided by the relevant firm.

INFORMATION SECURITY RISKS

Cyber security risk. With the increased use of interconnected technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies such as the fund and its service providers may be prone to operational, information security and related risks resulting from third-party cyber-attacks and/or other technological malfunctions. Cyber-attacks may include stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security or technology breakdowns of, the fund or its adviser, custodian, transfer agent, or other affiliated or third-party service providers may adversely affect the fund and its shareholders. For example, cyber-attacks may interfere with the processing of shareholder transactions, impact the fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential fund information, impede trading, cause reputational damage, and subject the fund or others to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Similar types of cyber security risks also are present for issuers of securities in which the fund invests, which could result in material adverse consequences for such issuers, and may cause the fund’s investment in such securities to lose value. The fund and Putnam Investments may have limited ability to prevent or mitigate cyber-attacks or security or technology breakdowns affecting the fund’s third-party service providers. While Putnam has established business continuity plans and systems designed to prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.

PROXY VOTING GUIDELINES AND PROCEDURES

The Trustees of the Putnam funds have established proxy voting guidelines and procedures that govern the voting of proxies for the securities held in the funds’ portfolios. The proxy voting guidelines summarize the funds’ positions on various issues of concern to investors, and provide direction to the proxy voting service used by the funds as to how fund portfolio securities should be voted on proposals dealing with particular issues. The proxy voting procedures explain the role of the Trustees, Putnam Management, the proxy voting service and the funds’ proxy manager in the proxy voting process, describe the procedures for referring matters involving investment considerations to the investment personnel of Putnam Management and describe the procedures for handling potential conflicts of interest. The Putnam funds’ proxy voting guidelines and procedures are included in this SAI as Appendix A. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016 is available on the Putnam Individual Investor website, www.putnam.com/individual, and on the SEC’s website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You

February 28, 2017	II-107

may also obtain the Putnam funds’ proxy voting guidelines and procedures by calling Putnam’s Shareholder Services at 1-800-225-1581.

SECURITIES RATINGS

The ratings of securities in which the fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management may use the highest rating assigned by any agency. Putnam Management will not necessarily sell an investment if its rating is reduced. Below are descriptions of ratings, as provided by the rating agencies, which represent opinions as to the quality of various debt instruments.

Moody’s Investors Service, Inc.

Global Long-Term Rating Scale (original maturity of 1 year or more)

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

February 28, 2017	II-108

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale (original maturity of 13 months or less)

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Obligation Ratings

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

US Municipal Demand Obligation Ratings

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

February 28, 2017	II-109

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s

Long-Term Issue Credit Ratings (original maturity of one year or more)

AAA – An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB ; B ; CCC ; CC and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the lowest degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

February 28, 2017	II-110

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings (original maturity of 365 days or less)

A-1 – A short-term obligation rated’A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 – A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 – A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B – A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C – A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D – A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the due date, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings (original maturity of 3 years or less)

SP-1 – Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

February 28, 2017	II-111

SP-2 – Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 – Speculative capacity to pay principal and interest.

Fitch Ratings

Long-Term Rating Scales

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B – Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC – Substantial credit risk. Default is a real possibility.

CC – Very high levels of credit risk. Default of some kind appears probable.

C – Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD – Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

February 28, 2017	II-112

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D – Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Issuer Default Rating (IDR) category, or to Long-Term IDR categories below ‘B’.

Short-Term Ratings

F1 – Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 – Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 – Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C – High short-term default risk. Default is a real possibility.

RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

February 28, 2017	II-113

Appendix A
Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Voting Director’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Voting Director of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Voting Director and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Voting Director, in consultation with a senior member of the Office of the Trustees and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

February 28, 2017	II-114

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

➢ The funds will withhold votes from the entire board of directors if

• the board does not have a majority of independent directors,

• the board has not established independent nominating, audit, and compensation committees,

• the board has more than 19 members or fewer than five members, absent special circumstances,

• the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

• the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

➢ The funds will on a case -by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices.

February 28, 2017	II-115

➢ The funds will withhold votes from any nominee for director:

• who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

• who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

• of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”),


• who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board),

• who serves as an executive officer of any company while serving on more than two public company boards (votes withheld only at the nominee’s outside boards), or


• who is a member of the governance or other responsible committee, if the company has adopted without shareholder approval a bylaw provision shifting legal fees and costs to unsuccessful plaintiffs in intra-corporate litigation.

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

February 28, 2017	II-116


Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. Generally, the funds withhold support from directors serving on more than five unaffiliated public company boards, although an exception may be made in the case of a director who represents an investing firm with the sole purpose of managing a portfolio of investments that includes the company. The funds also withhold support from directors who serve as executive officers at a company and on the boards of more than two unaffiliated public companies (votes withheld at outside boards only). The funds may also withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.


Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management and shareholders. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance. It may also represent a disregard for the interests of shareholders if a board of directors fails to register an appropriate response when a director who fails to win the support of a majority of shareholders in an election (sometimes referred to as a “rejected director”) continues to serve on the board. While the Trustees recognize that it may in some circumstances be appropriate for a rejected director to continue his or her service on the board, steps should be taken to address the concerns reflected by the shareholders’ lack of support for the rejected director. Adopting a fee-shifting bylaw provision without shareholder approval, which may discourage legitimate shareholders lawsuits as well as frivolous ones, is another example of disregard for shareholder interests.

Contested Elections of Directors

➢ The funds will vote on a case- by-case basis in contested elections of directors.

February 28, 2017	II-117

Classified Boards

➢ The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

➢ Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

➢ The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

➢ The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

➢ The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

➢ The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

February 28, 2017	II-118

➢ Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

➢ The funds will vote for proposals to approve a company’s executive compensation program (i.e., “say on pay” proposals in which the company’s board proposes that shareholders indicate their support for the company’s compensation philosophy, policies, and practices), except that the funds will vote against the proposal if the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

➢ The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

• the amount per employee under the plan is unlimited, or

• the plan’s performance criteria is undisclosed, or

• the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management’s interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

February 28, 2017	II-119

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

➢ The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

➢ The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

➢ The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

➢ The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

February 28, 2017	II-120

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

➢ The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

➢ The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company’s net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

➢ The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

➢ The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

➢ The funds will vote on a case -by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

➢ The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments (for example, amendments implementing proxy access proposals) and the transaction of other unidentified, substantive business at a shareholder

February 28, 2017	II-121

meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Voting Director’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

➢ The funds will vote on a case-by-case basis on shareholder proposals requiring that the chairman’s position be filled by someone other than the chief executive officer.

➢ The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

➢ The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

➢ The funds will vote for shareholder proposals to eliminate supermajority vote requirements in the company’s charter documents.

➢ The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

➢ The funds will vote for shareholder proposals to amend a company’s charter documents to permit shareholders to call special meetings, but only if both of the following conditions are met:

February 28, 2017	II-122

• the proposed amendment limits the right to call special meetings to shareholders holding at least 15% of the company’s outstanding shares, and

• applicable state law does not otherwise provide shareholders with the right to call special meetings.

➢ The funds will vote on a case-by-case basis on shareholder proposals relating to proxy access.

➢ The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

➢ The funds will vote for shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

➢ The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.

➢ The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

➢ The funds will vote for shareholder proposals calling for the company to obtain shareholder approval for any future golden coffins or unearned death benefits (payments or awards of unearned salary or bonus, accelerated vesting or the continuation of unvested equity awards, perquisites or other payments or awards in respect of an executive following his or her death), and for shareholder proposals calling for the company to cease providing golden coffins or unearned death benefits.

➢ The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

February 28, 2017	II-123

➢ The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

➢ The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

➢ The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: The funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis. The funds will also consider proposals requiring that the chairman’s position be filled by someone other than the company’s chief executive officer on a case-by-case basis, recognizing that in some cases this separation may advance the company’s corporate governance while in other cases it may be less necessary to the sound governance of the company. The funds will take into account the level of independent leadership on a company’s board in evaluating these proposals.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders’ interests. The funds also generally support shareholder proposals to declassify a board, to eliminate supermajority vote requirements, or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However,

February 28, 2017	II-124

the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees disfavor golden coffins or unearned death benefits, and the funds will generally support shareholder proposals to restrict or terminate these practices. The Trustees will also consider whether a company’s overall compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. As the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

February 28, 2017	II-125

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U. S. issuers except as follows:

Uncontested Board Elections

China, India, Indonesia, Philippines, Taiwan and Thailand

➢ The funds will withhold votes from the entire board of directors if

• fewer than one-third of the directors are independent directors, or

• the board has not established audit, compensation and nominating committees each composed of a majority of independent directors.

Commentary: Whether a director is considered “independent” or not will be determined by reference to local corporate law or listing standards.

February 28, 2017	II-126

Europe ex-United Kingdom

➢ The funds will withhold votes from the entire board of directors if

• the board has not established audit and compensation committees each composed of a majority of independent, non-executive directors, or

• the board has not established a nominating committee composed of a majority of independent directors.

Commentary: An “independent director” under the European Commission’s guidelines is one who is free of any business, family or other relationship, with the company, its controlling shareholder or the management of either, that creates a conflict of interest such as to impair his judgment. A “non-executive director” is one who is not engaged in the daily management of the company.

Germany

➢ For companies subject to “co-determination,” the funds will vote for the election of nominees to the supervisory board, except that the funds will vote on a case-by-case basis for any nominee who is either an employee of the company or who is otherwise affiliated with the company (as determined by the funds’ proxy voting service).

➢ The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system—a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination” and with the goal of supporting independent nominees, the Funds will vote for supervisory board members who are neither employees of the company nor otherwise affiliated with the company.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

February 28, 2017	II-127

Hong Kong

➢ The funds will withhold votes from the entire board of directors if

• fewer than one-third of the directors are independent directors, or

• the board has not established audit, compensation and nominating committees each with at least a majority of its members being independent directors, or

• the chair of the audit, compensation or nominating committee is not an independent director.

Commentary. For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited Section 3.13.

Italy

➢ The funds will withhold votes from any director not identified in the proxy materials.

Commentary: In Italy, companies have the right to nominate co-opted directors for election to the board at the next annual general meeting, but do not have to indicate, until the day of the annual meeting, whether or not they are nominating a co-opted director for election. When a company does not explicitly state in its proxy materials that co-opted directors are standing for election, shareholders will not know for sure who the board nominees are until the actual meeting occurs. The funds will withhold support from any such co-opted director on the grounds that there was insufficient information for evaluation before the meeting.

Japan

➢ For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established nominating and compensation committees composed of a majority of outside directors, or

• the board has not established an audit committee composed of a majority of independent directors.

➢ The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

February 28, 2017	II-128

Board structure : Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

➢ The funds will withhold votes from the entire board of directors if

• fewer than half of the directors are outside directors,

• the board has not established a nominating committee with at least half of the members being outside directors, or

• the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors .

➢ The funds will vote withhold votes from nominees to the audit committee if the board has not established an audit committee composed of (or proposed to be composed of) at least three members, and of which at least two-thirds of its members are (or will be) outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair the performance his or her duties impartially with respect to the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Malaysia

➢ The funds will withhold votes from the entire board of directors if

February 28, 2017	II-129

• in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, less than a majority of the directors are independent directors,

• the board has not established audit and nominating committees with at least a majority of the members being independent directors and all of the members being non-executive directors, or

• the board has not established a compensation committee with at least a majority of the members being non-executive directors.

Commentary. For purposes of these guidelines, an “independent director” is a director who has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Malaysia Code of Corporate Governance, Commentary to Recommendation 3.1. A “non-executive director” is a director who does not take on primary responsibility for leadership of the company.

Russia

➢ The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

Singapore

➢ The funds will withhold votes from the entire board of directors if

• in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, fewer than half of the directors are independent directors,

February 28, 2017	II-130

• the board has not established audit and compensation committees, each with an independent director serving as chair, with at least a majority of the members being independent directors, and with all of the directors being non-executive directors, or

• the board has not established a nominating committee, with an independent director serving as chair, and with at least a majority of the members being independent directors.

Commentary: For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Singapore Code of Corporate Governance, Guideline 2.3. A “non-executive director” is a director who is not employed with the company.

United Kingdom

➢ The funds will withhold votes from the entire board of directors if

• fewer than half of the directors are independent non-executive directors,

• the board has not established a nomination committee composed of a majority of independent non-executive directors, or

• the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors, provided that, to the extent permitted under the United Kingdom’s Combined Code on Corporate Governance, the company chairman may serve on (but not serve as chairman of) the compensation and audit committees if the chairman was considered independent upon his or her appointment as chairman.

➢ The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

➢ The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board

February 28, 2017	II-131

independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence. Company chairmen in the U.K. are generally considered affiliated upon appointment as chairman due to the nature of the position of chairman. Consistent with the Combined Code, a company chairman who was considered independent upon appointment as chairman: may serve as a member of, but not as the chairman of, the compensation (remuneration) committee; and, in the case of smaller companies, may serve as a member of, but not as the chairman of, the audit committee.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

All other jurisdictions

➢ The funds will vote for supervisory board nominees when the supervisory board meets the funds’ independence standards, otherwise the funds will vote against supervisory board nominees.

Commentary: Companies in many jurisdictions operate under the oversight of supervisory boards. In the absence of jurisdiction-specific guidelines, the funds will generally hold supervisory boards to the same standards of independence as it applies to boards of directors in the United States.

Contested Board Elections

Italy

➢ The funds will vote for the management- or board-sponsored slate of nominees if the board meets the funds’ independence standards, and against the management- or board-sponsored slate of nominees if the board does not meet the funds’ independence standards; the funds will not vote on shareholder-proposed slates of nominees.

February 28, 2017	II-132

Commentary: Contested elections in Italy may involve a variety of competing slates of nominees. In these circumstances, the funds will focus their analysis on the board- or management-sponsored slate.

Corporate Governance

➢ The funds will vote for proposals to change the size of a board if the board meets the funds’ independence standards, and against proposals to change the size of a board if the board does not meet the funds’ independence standards.

➢ The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

➢ The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

➢ The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Australia

➢ The funds will vote on a case-by-case basis on board spill resolutions.

Commentary: The Corporations Amendment (Improving Accountability on Director and Executive Compensation) Bill 2011 provides that, if a company’s remuneration report receives a “no” vote of 25% or more of all votes cast at two consecutive annual general meetings, at the second annual general meeting, a spill resolution must be proposed. If the spill resolution is approved (by simple majority), then a further meeting to elect a new board (excluding the managing director) must be held within 90 days. The funds will consider board spill resolutions on a case-by-case basis.

Europe

➢ The funds will vote for proposals to ratify board acts, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Taiwan

➢ The funds will vote against proposals to release directors from their non-competition obligations (their obligations not to engage in any business that is competitive with the company), unless the proposal is narrowly drafted to permit directors to engage in a business that is competitive with the company only on behalf of a wholly-owned subsidiary of the company.

February 28, 2017	II-133

Compensation

➢ The funds will vote for proposals to approve annual directors’ fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds’ proxy voting service has recommended a vote against such a proposal.

➢ The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors’ fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors’ fees paid by the company’s peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company’s long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

Europe and Asia ex-Japan

➢ In the case of proposals that do not include sufficient information for determining average annual dilution, the funds will vote for stock option and restricted stock plans that will result in an average gross potential dilution of 5% or less.

Commentary: Asia ex-Japan means China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. In these markets, companies may not disclose the life of the plan and there may not be a specific number of shares requested; therefore, it may not be possible to determine the average annual dilution related to the plan and apply the funds’ standard dilution test.

France

➢ The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 70% of their market value; (2) the vesting period is greater than or equal to 10 years; (3) the offering period under the plan is 27 months or less; and (4) dilution is 10% or less.

Commentary: To conform to local market practice, the funds support plans or schemes at French issuers that permit the purchase of shares at up to a 30% discount (i.e., shares may be purchased for no less than 70% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value); in the United Kingdom, up to a 20% discount is permitted.

February 28, 2017	II-134

United Kingdom

➢ The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 80% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: These are the same features that the funds require of employee stock purchase plans proposed by U.S. issuers, except that, to conform to local market practice, the funds support plans or schemes at United Kingdom issuers that permit the purchase of shares at up to a 20% discount (i.e. , shares may be purchased for no less than 80% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value).

Capitalization

Unless a proposal is directly addressed by a country-specific guideline:

➢ The funds will vote for proposals

• to issue additional common stock representing up to 20% of the company’s outstanding common stock, where shareholders do not have preemptive rights, or

• to issue additional common stock representing up to 100% of the company’s outstanding common stock, where shareholders do have preemptive rights.

➢ The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds’ proxy voting service; otherwise, the funds will vote against such proposals.

Australia

➢ The funds will vote for proposals to carve out, from the general cap on non- pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

➢ The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

China

➢ The funds will vote for proposals to issue and/or to trade in non-convertible, convertible and/or exchangeable debt obligations, except that the funds will consider these proposals

February 28, 2017	II-135

on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Hong Kong

➢ The funds will vote for proposals to approve a general mandate permitting the company to engage in non- pro rata share issues of up to 20% of total equity in a year if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

➢ The funds will for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) the funds supported (or would have supported, in accordance with these guidelines) the share repurchase program, (2) the reissued shares represent no more than 10% of the company’s outstanding shares (measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.

France

➢ The funds will vote for proposals to increase authorized shares, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

➢ The funds will vote against proposals to authorize the issuance of common stock or convertible debt instruments and against proposals to authorize the repurchase and/or reissuance of shares where those authorizations may be used, without further shareholder approval, as anti-takeover measures.

New Zealand

➢ The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: In light of the prevalence of certain types of capitalization proposals in Australia, China, Hong Kong, France and New Zealand, the funds have adopted guidelines specific to those jurisdictions.

Other Business Matters

➢ The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

➢ The funds will vote for proposals permitting companies to issue regulatory reports in English.

February 28, 2017	II-136

➢ The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

➢ The funds will vote for proposals to amend a company’s charter or bylaws, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: If the substance of any proposed amendment is covered by a specific guideline included herein, then that guideline will govern.

France

➢ The funds will vote for proposals to approve a company’s related party transactions, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

➢ If a company has not proposed an opt-out clause in its articles of association and the implementation of double-voting rights has not been approved by shareholders, the funds will vote against the ratification of board acts for the previous fiscal year, will withhold votes from the re-election of members of the board’s governance committee (or in the absence of a governance committee, against the chair of the board or the next session board member up for re-election) and, if there is no opportunity to vote against ratification of board acts or to withhold votes from directors, will vote against the approval of the company’s accounts and reports.

Commentary: In France, shareholders are generally requested to approve any agreement between the company and: (i) its directors, chair of the board, CEO and deputy CEOs; (ii) the members of the supervisory board and management board, for companies with a dual structure; and (iii) a shareholder who directly or indirectly owns at least 10% of the company’s voting rights. This includes agreements under which compensation may be paid to executive officers after the end of their employment, such as severance payments, supplementary retirement plans and non-competition agreements. The funds will generally support these proposals unless the funds’ proxy voting service recommends a vote against, in which case the funds will consider the proposal on a case-by-case basis.

Under French law, shareholders of French companies with shares held in registered form under the same name for at least two years will automatically be granted double-voting rights, unless a company has amended its articles of association to opt out of the double-voting rights regime. Awarding double-voting rights in this manner is likely to disadvantage non-French institutional

February 28, 2017	II-137

shareholders. Accordingly, the funds will take actions to signal disapproval of double-voting rights at companies that have not opted-out from the double-voting rights regime and that have not obtained shareholder approval of the double-voting rights regime.

Germany

➢ The funds will vote in accordance with the recommendation of the company’s board of directors on shareholder countermotions added to a company’s meeting agenda, unless the countermotion is directly addressed by one of the funds’ other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds’ intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

➢ The funds will vote for proposals to approve profit-and-loss transfer agreements between a controlling company and its subsidiaries.

Commentary: These agreements are customary in Germany and are typically entered into for tax purposes. In light of this and the prevalence of these proposals, the funds have adopted a guideline to vote for this type of proposal.

Taiwan

➢ The funds will vote for proposals to amend a Taiwanese company’s procedural rules.

Commentary: Since procedural rules, which address such matters as a company’s policies with respect to capital loans, endorsements and guarantees, and acquisitions and disposal of assets, are generally adopted or amended to conform to changes in local regulations governing these transactions, the funds have adopted a guideline to vote for these transactions.


As adopted January 27, 2017


Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds’ Trustees, proxy voting service and Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

February 28, 2017	II-138

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodian(s) to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Voting Director for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the attention of the Proxy Voting Director specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Voting Director

The Proxy Voting Director, a member of the Office of the Trustees, assists in the coordination and voting of the funds’ proxies. The Proxy Voting Director will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Voting Director is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. In addition, the Proxy Voting Director is the contact person for receiving recommendations from Putnam Management’s investment professionals with respect to any proxy question in circumstances where the investment professional believes that the interests of fund shareholders warrant a vote contrary to the fund’s proxy voting guidelines.

On occasion, representatives of a company in which the funds have an investment may wish to meet with the company’s shareholders in advance of the company’s shareholder meeting,

February 28, 2017	II-139

typically to explain and to provide the company’s perspective on the proposals up for consideration at the meeting. As a general matter, the Proxy Voting Director will participate in meetings with these company representatives.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Voting Director under certain circumstances. Unless the referred proxy question involves investment considerations (i.e., the proxy question might be seen as having a bearing on the economic interests of a shareholder in the company), the Proxy Voting Director will assist in interpreting the guidelines and, if necessary, consult with a senior staff member of the Office of the Trustees and/or the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For referred proxy questions that involve investment considerations, the Proxy Voting Director will refer such questions, through an electronic request form, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each item referred to Putnam Management’s investment professionals, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Voting Director describing the results of such review. After receiving a referral item from the Proxy Voting Director, Putnam Management’s investment professionals will provide a recommendation electronically to the Proxy Voting Director and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; and (2) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Voting Director will review the recommendation of Putnam Management’s investment professionals (and the related Conflicts Report) in determining how to vote the funds’ proxies. The Proxy Voting Director will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Voting Director may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or

February 28, 2017	II-140

that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Voting Director and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Voting Director with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised June 12, 2009 and January 24, 2014.

February 28, 2017	II-141

Appendix B

February 28, 2017	II-142

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Global Sector Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Global Sector Fund (the “fund”) at October 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at October 31, 2016 by correspondence with the transfer agent, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 7, 2016

Global Sector Fund 23

The fund’s portfolio 10/31/16

	Shares	Value

Global Sector Funds (99.6%)*

Putnam Global Consumer Fund Class Y Ω	88,963	$1,628,919

Putnam Global Financials Fund Class Y Ω	133,564	1,425,125

Putnam Global Health Care Fund Class Y Ω	15,093	872,958

Putnam Global Industrials Fund Class Y Ω	42,332	783,980

Putnam Global Natural Resources Fund Class Y Ω	55,228	840,563

Putnam Global Technology Fund Class Y Ω	41,553	1,082,452

Putnam Global Telecommunications Fund Class Y Ω	16,864	247,569

Putnam Global Utilities Fund Class Y Ω	20,491	244,454

Total global sector funds (cost $7,307,059)		$7,126,020

Fixed Income Funds (0.5%)*

Putnam Government Money Market Fund Class G Ω	33,292	$33,292

Total fixed income funds (cost $33,292)		$33,292

TOTAL INVESTMENTS

Total investments (cost $7,340,351)		$7,159,312

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2015 through October 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent “Accounting Standards Codification 820 Fair Value Measurements and Disclosures ”.

* Percentages indicated are based on net assets of $7,157,540.

Ω Affiliated Company (Note 5).

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Global sector funds	$7,126,020	$—	$—

Fixed income funds	33,292	—	—

Totals by level	$7,159,312	$—	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

24 Global Sector Fund

Statement of assets and liabilities 10/31/16

ASSETS

Investment in affiliated underlying Putnam Funds, at value (Note 1):
Affiliated underlying Putnam Funds (identified cost $7,340,351) (Note 5)	$7,159,312

Receivable for shares of the fund sold	419

Receivable from Manager (Note 2)	33,151

Total assets	7,192,882

LIABILITIES

Payable for investments purchased	419

Payable for distribution fees (Note 2)	1,878

Payable for auditing and tax fees	20,229

Payable for reports to shareholders	11,308

Other accrued expenses	1,508

Total liabilities	35,342

Net assets	$7,157,540

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$7,887,386

Distributions in excess of net investment income (Note 1)	(14,884)

Accumulated net realized loss on investments (Note 1)	(533,923)

Net unrealized depreciation of investments	(181,039)

Total — Representing net assets applicable to capital shares outstanding	$7,157,540

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($4,110,849 divided by 404,787 shares)	$10.16

Offering price per class A share (100/94.25 of $10.16)*	$10.78

Net asset value and offering price per class B share ($430,378 divided by 43,383 shares)**	$9.92

Net asset value and offering price per class C share ($672,962 divided by 67,828 shares)**	$9.92

Net asset value and redemption price per class M share ($148,142 divided by 14,683 shares)	$10.09

Offering price per class M share (100/96.50 of $10.09)*	$10.46

Net asset value, offering price and redemption price per class R share
($12,581 divided by 1,241 shares)	$10.14

Net asset value, offering price and redemption price per class Y share
($1,782,628 divided by 174,786 shares)	$10.20

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Sector Fund 25

Statement of operations Year ended 10/31/16

INVESTMENT INCOME

Income distributions from underlying Putnam Fund shares (Note 5)	$8,411

Total investment income	8,411

EXPENSES

Distribution fees (Note 2)	22,833

Reports to shareholders	17,299

Auditing and tax fees	20,229

Blue sky expense	72,807

Other	1,185

Fees waived and reimbursed by Manager (Note 2)	(111,520)

Total expenses	22,833

Expense reduction (Note 2)	—

Net expenses	22,833

Net investment loss	(14,422)

Net realized loss of underlying Putnam Fund shares (Notes 1 and 3)	(545,613)

Capital gain distribution from underlying Putnam Fund shares (Note 5)	311,129

Net unrealized appreciation of underlying Putnam Fund shares during the year	151,751

Net loss on investments	(82,733)

Net decrease in net assets resulting from operations	$(97,155)

The accompanying notes are an integral part of these financial statements.

26 Global Sector Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 10/31/16	Year ended 10/31/15

Operations

Net investment income (loss)	$(14,422)	$53,312

Net realized gain (loss) on underlying Putnam Fund shares	(234,484)	928,713*

Net unrealized appreciation (depreciation) of underlying
Putnam Fund shares	151,751	(782,647)*

Net increase (decrease) in net assets resulting from operations	(97,155)	199,378

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(14,845)	(123,208)

Class B	—	(13,162)

Class C	—	(22,783)

Class M	—	(710)

Class R	(7)	(627)

Class Y	(10,905)	(155,513)

From net realized long-term gain on investments
Class A	(435,449)	(262,965)

Class B	(54,042)	(33,695)

Class C	(81,880)	(56,035)

Class M	(65,578)	(1,746)

Class R	(1,810)	(1,430)

Class Y	(200,516)	(312,587)

Increase from capital share transactions (Note 4)	426,655	118,197

Total decrease in net assets	(535,532)	(666,886)

NET ASSETS

Beginning of year	7,693,072	8,359,958

End of year (including distributions in excess of net
investment income of $14,884 and $16,657, respectively)	$7,157,540	$7,693,072

*Revised. See Note 3.

The accompanying notes are an integral part of these financial statements.

Global Sector Fund 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA

												Ratio	Ratio of net
	Net asset		Net realized			From net						of expenses	investment
	value,		and unrealized	Total from	From	realized			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain on	Total	Redemption	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	investments	distributions	fees	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)

Class A

October 31, 2016	$11.48	(.01)	(.04)	(.05)	(.04)	(1.23)	(1.27)	—	$10.16	(.14)	$4,111.25		(.13)	44

October 31, 2015	12.69	.07	.19	.26	(.47)	(1.00)	(1.47)	—	11.48	2.31	3,743.25		.63	51[e]

October 31, 2014	12.44	.02	.97	.99	(.26)	(.48)	(.74)	—	12.69	8.11	3,198.25		.15	34[e]

October 31, 2013	10.32	.06	2.64	2.70	(.10)	(.48)	(.58)	—[g]	12.44	27.56	2,257.25		.56	32[e]

October 31, 2012	9.77	.16	.82	.98	(.24)	(.19)	(.43)	—[g]	10.32	10.62	1,339.25		1.62	49[e]

Class B

October 31, 2016	$11.27	(.09)	(.03)	(.12)	—	(1.23)	(1.23)	—	$9.92	(.87)	$430	1.00	(.88)	44

October 31, 2015	12.50	(.01)	.17	.16	(.39)	(1.00)	(1.39)	—	11.27	1.47	465	1.00	(.10)	51[e]

October 31, 2014	12.29	(.07)	.97	.90	(.21)	(.48)	(.69)	—	12.50	7.39	420	1.00	(.56)	34[e]

October 31, 2013	10.22	(.04)	2.62	2.58	(.03)	(.48)	(.51)	—[g]	12.29	26.46	287	1.00	(.39)	32[e]

October 31, 2012	9.68	.11	.80	.91	(.18)	(.19)	(.37)	—[g]	10.22	9.79	99	1.00	1.09	49[e]

Class C

October 31, 2016	$11.28	(.09)	(.04)	(.13)	—	(1.23)	(1.23)	—	$9.92	(.96)	$673	1.00	(.88)	44

October 31, 2015	12.52	(.02)	.19	.17	(.41)	(1.00)	(1.41)	—	11.28	1.52	796	1.00	(.17)	51[e]

October 31, 2014	12.30	(.08)	.97	.89	(.19)	(.48)	(.67)	—	12.52	7.33	663	1.00	(.61)	34[e]

October 31, 2013	10.21	(.02)	2.61	2.59	(.02)	(.48)	(.50)	—[g]	12.30	26.57	362	1.00	(.16)	32[e]

October 31, 2012	9.68	.09	.82	.91	(.19)	(.19)	(.38)	—[g]	10.21	9.84	250	1.00	.96	49[e]

Class M

October 31, 2016	$11.42	(.06)	(.04)	(.10)	—	(1.23)	(1.23)	—	$10.09	(.66)	$148.75		(.59)	44

October 31, 2015	12.63	(.07)[f]	.27	.20	(.41)	(1.00)	(1.41)	—	11.42	1.77	702.75		(.64)[f]	51[e]

October 31, 2014	12.38	(.04)	.97	.93	(.20)	(.48)	(.68)	—	12.63	7.63	22.75		(.31)	34[e]

October 31, 2013	10.28	.01	2.62	2.63	(.05)	(.48)	(.53)	—[g]	12.38	26.86	19.75		.05	32[e]

October 31, 2012	9.72	.15	.78	.93	(.18)	(.19)	(.37)	—[g]	10.28	10.06	13.75		1.54	49[e]

Class R

October 31, 2016	$11.45	(.04)	(.03)	(.07)	(.01)	(1.23)	(1.24)	—	$10.14	(.42)	$13.50		(.37)	44

October 31, 2015	12.66	.05	.18	.23	(.44)	(1.00)	(1.44)	—	11.45	2.04	17.50		.40	51[e]

October 31, 2014	12.41	(.01)	.97	.96	(.23)	(.48)	(.71)	—	12.66	7.85	17.50		(.06)	34[e]

October 31, 2013	10.31	.04	2.63	2.67	(.09)	(.48)	(.57)	—[g]	12.41	27.18	15.50		.35	32[e]

October 31, 2012	9.76	.15	.80	.95	(.21)	(.19)	(.40)	—[g]	10.31	10.29	11.50		1.49	49[e]

Class Y

October 31, 2016	$11.52	.01	(.03)	(.02)	(.07)	(1.23)	(1.30)	—	$10.20	.10	$1,783	—	.12	44

October 31, 2015	12.73	.12f	.17	.29	(.50)	(1.00)	(1.50)	—	11.52	2.55	1,970	—	1.04f	51[e]

October 31, 2014	12.47	.05	.97	1.02	(.28)	(.48)	(.76)	—	12.73	8.37	4,039	—	.40	34[e]

October 31, 2013	10.35	.06	2.68	2.74	(.14)	(.48)	(.62)	—[g]	12.47	27.90	3,212	—	.57	32[e]

October 31, 2012	9.80	.19	.82	1.01	(.27)	(.19)	(.46)	—[g]	10.35	10.86	972	—	1.92	49[e]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 Global Sector Fund	Global Sector Fund 29

Financial highlights cont.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Expense ratios do not include expenses of the underlying funds.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class reflect a reduction of the following amount (Note 2).

Percentage of average net assets

October 31, 2016	1.60%

October 31, 2015	1.33

October 31, 2014	1.27

October 31, 2013	0.98

October 31, 2012	1.31

e Reflects revision of portfolio turnover rate. The portfolio turnover rates previously reported were the following (Note 3):

Portfolio turnover %

October 31, 2015	57%

October 31, 2014	39

October 31, 2013	52

October 31, 2012	50

f The net investment income and per share amount shown for the period ending October 31, 2015, may not correspond with the expected class specific differences for the period due to the timing of subscriptions into class M and the timing of redemptions out of class Y.

g Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

30 Global Sector Fund

Notes to financial statements 10/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2015 through October 31, 2016.

Putnam Global Sector Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. Putnam Management allocates the fund’s assets among eight Putnam global sector funds to provide exposure to sectors of the global market in approximately the same proportions as the sector weightings in the MSCI World Index. Each underlying fund is a non-diversified fund concentrating in the market sector specified in its name, and each invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Each underlying fund may invest in emerging markets, use derivatives, such as futures, options, foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and engage in short sales of securities. The fund may also invest in money market securities or affiliated money market or short-term fixed income funds for cash management.

These financial statements report on the fund, which may invest in certain Putnam Funds (the underlying Putnam Funds) which are managed by Putnam Management. The fund may invest in Putnam Government Money Market Fund, which is a diversified fund, along with the following non-diversified funds: Putnam Global Consumer Fund, Putnam Global Financials Fund, Putnam Global Health Care Fund, Putnam Global Industrials Fund, Putnam Global Natural Resources Fund, Putnam Global Technology Fund, Putnam Global Telecommunications Fund, and Putnam Global Utilities Fund. Effective September 1, 2016, Putnam Money Market Fund was replaced with Putnam Government Money Market Fund. The financial statements of the underlying Putnam Funds contain additional information about the expenses and investments of the underlying Putnam Funds and are available upon request.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, distributor and shareholder servicing agent, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Global Sector Fund 31

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation The price of the fund’s shares are based on its net asset value (NAV), which is in turn based on the NAVs of the underlying Putnam Funds in which it invests, which are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). The NAVs of the underlying Putnam Funds are determined based on the policies contained in each of the underlying Putnam Fund’s financial statements. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the scheduled close of regular trading on the New York Stock Exchange each day the exchange is open.

Security transactions and related investment income Security transactions, which consist of shares of the underlying Putnam Funds, are recorded on the trade date (date the order to buy or sell is executed). Gains or losses from the sale of the underlying Putnam Funds are determined on the identified cost basis. Income and capital gain distributions from the underlying Putnam Funds are recorded on the ex-dividend date.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $14,885 to its fiscal year ending October 31, 2017 late year ordinary losses ((i) ordinary losses recognized between January 1, 2016 and October 31, 2016, and (ii) specified ordinary and currency losses recognized between November 1, 2015 and October 31, 2016.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from late year loss deferrals, and from a reclass of short-term capital gains distributions from underlying Putnam Funds. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified

32 Global Sector Fund

$41,952 to decrease distributions in excess of net investment income and $41,952 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$246,748

Unrealized depreciation	(1,080,796)

Net unrealized depreciation	(834,048)

Undistributed long-term gain	119,083

Late year ordinary loss deferral	(14,885)

Cost for federal income tax purposes	$7,993,360

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund does not pay a management fee to Putnam Management.

Putnam Management has contractually agreed to reimburse the fund for other expenses (excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, extraordinary expenses and acquired fund fees and expenses) through February 28, 2018. During the reporting period, the fund’s expenses were reduced by $111,520 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$9,501	Class M	2,450

Class B	4,336	Class R	70

Class C	6,476	Total	$22,833

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,433 and $13 from the sale of class A and class M shares, respectively, and received $85 and $35 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

Global Sector Fund 33

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of underlying Putnam Funds aggregated $3,077,088 and $3,220,532, respectively.

The funds’ October 31, 2015 Statements of changes in net assets have been revised to reflect reclassifications between Net realized gain (loss) on underlying Putnam Fund shares and Net unrealized appreciation (depreciation) on underlying Putnam Fund shares as a result of an immaterial error related to an overstatement of the funds’ purchase and sale activity from October 19, 2012 through October 31, 2015.

Net realized gain (loss) on underlying		Net unrealized appreciation (depreciation) of underlying
Putnam Fund shares		Putnam Fund shares
Original	Revised	Original	Revised

$825,027	$928,713	$(678,961)	$(782,647)

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class A	Shares	Amount	Shares	Amount

Shares sold	149,191	$1,547,600	106,262	$1,242,772

Shares issued in connection with
reinvestment of distributions	45,087	447,715	34,029	382,146

	194,278	1,995,315	140,291	1,624,918

Shares repurchased	(115,638)	(1,143,505)	(66,144)	(767,818)

Net increase	78,640	$851,810	74,147	$857,100

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class B	Shares	Amount	Shares	Amount

Shares sold	8,531	$87,263	9,274	$105,672

Shares issued in connection with
reinvestment of distributions	5,334	52,057	4,220	46,846

	13,865	139,320	13,494	152,518

Shares repurchased	(11,748)	(113,493)	(5,858)	(66,601)

Net increase	2,117	$25,827	7,636	$85,917

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class C	Shares	Amount	Shares	Amount

Shares sold	14,324	$140,971	22,024	$256,918

Shares issued in connection with
reinvestment of distributions	8,386	81,849	7,101	78,818

	22,710	222,820	29,125	335,736

Shares repurchased	(25,446)	(244,099)	(11,545)	(128,687)

Net increase (decrease)	(2,736)	$(21,279)	17,580	$207,049

34 Global Sector Fund

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class M	Shares	Amount	Shares	Amount

Shares sold	255	$2,572	68,109	$797,191

Shares issued in connection with
reinvestment of distributions	6,617	65,578	219	2,456

	6,872	68,150	68,328	799,647

Shares repurchased	(53,645)	(521,994)	(8,594)	(94,540)

Net increase (decrease)	(46,773)	$(453,844)	59,734	$705,107

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class R	Shares	Amount	Shares	Amount

Shares sold	—	$—	219	$2,609

Shares issued in connection with
reinvestment of distributions	183	1,817	183	2,057

	183	1,817	402	4,666

Shares repurchased	(412)	(4,023)	(301)	(3,347)

Net increase (decrease)	(229)	$(2,206)	101	$1,319

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class Y	Shares	Amount	Shares	Amount

Shares sold	20,632	$210,660	41,711	$490,998

Shares issued in connection with
reinvestment of distributions	21,248	211,421	41,609	468,100

	41,880	422,081	83,320	959,098

Shares repurchased	(38,100)	(395,734)	(229,600)	(2,697,393)

Net increase (decrease)	3,780	$26,347	(146,280)	$(1,738,295)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class M	1,519	10.3%	$15,327

Class R	1,127	90.8	11,428

At the close of the reporting period, a shareholder of record owned 9.3% of the outstanding shares of the fund.

At the close of the reporting period, an Interested Trustee of the Fund owned 6.1% of the outstanding shares of the fund.

Global Sector Fund 35

Note 5: Affiliated transactions

Transactions during the reporting period with a company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

	Fair value
	at the					Fair value at
	beginning of					the end of
	the reporting			Investment	Capital gain	the reporting
Name of affiliates	period	Purchase cost	Sale proceeds	income	distributions	period

Putnam Global
Consumer Fund
Class Y	$1,820,114	$561,851	$700,795	$—	$60,490	$1,628,919

Putnam Global
Financials Fund
Class Y	1,569,156	622,643	607,711	—	53,883	1,425,125

Putnam Global Health
Care Fund Class Y	994,565	513,107	403,719	—	111,385	872,958

Putnam Global
Industrials Fund
Class Y	835,787	307,524	397,229	—	30,293	783,980

Putnam Global
Natural Resources
Fund Class Y	839,503	380,578	324,177	—	—	840,563

Putnam Global
Technology Fund
Class Y	1,097,719	402,200	483,530	—	46,815	1,082,452

Putnam Global
Telecommunications
Fund Class Y	263,564	103,259	112,570	3,612	8,263	247,569

Putnam Global
Utilities Fund Class Y	242,076	111,038	116,492	4,796	—	244,454

Putnam Government
Money Market Fund
Class G	—	39,490	6,197	—	—	33,292

Putnam Money
Market Fund Class A	32,714	35,398	68,112	3	—	—

Totals	$7,695,198	$3,077,088	$3,220,532	$8,411	$311,129	$7,159,312

Note 6: Market, credit and other risks

In the normal course of business, the underlying Putnam Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The underlying Putnam funds may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The underlying Putnam Funds may invest in foreign securities that involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The financial statements of the underlying Putnam Funds contain additional information about the risks associated with the underlying Putnam Funds’ investments and are available upon request.

Note 7: New pronouncements

In October 2016, the Securities and Exchange Commission adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

36 Global Sector Fund

PUTNAM FUNDS TRUST

Putnam Absolute Return 100 Fund
Putnam Absolute Return 300 Fund
Putnam Absolute Return 500 Fund
Putnam Absolute Return 700 Fund
Putnam Global Sector Fund

FORM N-1A
PART C

OTHER INFORMATION

Item 28.    Exhibits

(a) Amended and Restated Agreement and Declaration of Trust dated March 21, 2014 -- Incorporated by reference to Post-Effective Amendment No. 186 to the Registrant’s Registration Statement filed on March 28, 2014.

(b)(1) Amended and Restated Bylaws dated as of October 17, 2014 -- Incorporated by reference to Post-Effective Amendment No. 194 to the Registrant’s Registration Statement filed on October 28, 2014.

(b)(2) Amendment to Amended and Restated Bylaws dated as of April 22, 2016 -- Incorporated by reference to Post-Effective Amendment No. 236 to the Registrant’s Registration Statement filed on June 27, 2016.

(c)(1) Portions of Agreement and Declaration of Trust Relating to Shareholders' Rights -- Incorporated by reference to Post-Effective Amendment No. 186 to the Registrant’s Registration Statement filed on March 28, 2014.

(c)(2) Portions of Bylaws Relating to Shareholders' Rights -- Incorporated by reference to Post-Effective Amendment No. 194 to the Registrant’s Registration Statement filed on October 28, 2014.

(d)(1) Management Contract with Putnam Investment Management, LLC dated February 27, 2014 for Putnam Dynamic Asset Allocation Equity Fund, Putnam Dynamic Risk Allocation Fund, Putnam Emerging Markets Income Fund, Putnam

C-1

Floating Rate Income Fund, Putnam Global Consumer Fund, Putnam Global Energy Fund, Putnam Global Financials Fund, Putnam Global Industrials Fund, Putnam Global Sector Fund, Putnam Global Technology Fund, Putnam Global Telecommunications Fund, Putnam Intermediate-Term Municipal Income Fund, Putnam Low Volatility Equity Fund, Putnam Multi-Cap Core Fund, Putnam Retirement Income Fund Lifestyle 2, Putnam Retirement Income Fund Lifestyle 3, Putnam Short Duration Income Fund (effective March 7, 2014), Putnam Short Term Investment Fund and Putnam Short-Term Municipal Income Fund; Schedule A and Schedule B amended as of October 26, 2016 -- Incorporated by reference to Post-Effective Amendment No. 245 to the Registrant’s Registration Statement filed on October 27, 2016.

(d)(2) Management Contract with Putnam Investment Management, LLC dated February 27, 2014 for Putnam Absolute Return 500 Fund, Putnam Absolute Return 700 Fund, Putnam Asia Pacific Equity Fund, Putnam Capital Spectrum Fund, Putnam Emerging Markets Equity Fund, Putnam Equity Spectrum Fund, Putnam Global Dividend Fund, Putnam International Value Fund, Putnam Small Cap Growth Fund and Putnam Strategic Volatility Equity Fund -- Incorporated by reference to Post-Effective Amendment No. 186 to the Registrant’s Registration Statement filed on March 28, 2014.

(d)(3) Management Contract with Putnam Investment Management, LLC dated February 27, 2014 for Putnam Absolute Return 100 Fund and Putnam Absolute Return 300 Fund -- Incorporated by reference to Post-Effective Amendment No. 186 to the Registrant’s Registration Statement filed on March 28, 2014.

(d)(4) Sub-Management Contract between Putnam Investment Management, LLC and Putnam Investments Limited dated February 27, 2014; Schedule A amended as of October 27, 2016 -- Incorporated by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement filed on November 25, 2016.

(d)(5) Sub-Advisory Contract among Putnam Investment Management, LLC, Putnam Investments Limited and The Putnam Advisory Company, LLC dated February 27, 2014 -- Incorporated by reference to Post-Effective Amendment No. 186 to the Registrant’s Registration Statement filed on March 28, 2014.

C-2

(e)(1) Amended and Restated Distributor's Contract with Putnam Retail Management Limited Partnership dated July 1, 2013 -- Incorporated by reference to Post-Effective Amendment No. 174 to the Registrant’s Registration Statement filed on October 28, 2013.

(e)(2)(i) Form of Dealer Sales Contract dated March 27, 2012 -- Incorporated by reference to Post-Effective Amendment No. 144 to the Registrant's Registration Statement filed on June 28, 2012.

(e)(2)(ii) Schedule of Dealer Sales Contracts conforming in all material respects to the Form of Dealer Sales Contract filed as Exhibit (e)(2)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended -- Incorporated by reference to Post-Effective Amendment No. 206 to the Registrant’s Registration Statement filed on March 26, 2015.

(e)(3)(i) Form of Financial Institution Sales Contract dated March 27, 2012 -- Incorporated by reference to Post-Effective Amendment No. 144 to the Registrant's Registration Statement filed on June 28, 2012.

(e)(3)(ii) Schedule of Financial Institution Sales Contracts conforming in all material respects to the Form of Financial Institution Sales Contract filed as Exhibit (e)(3)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended -- Incorporated by reference to Post-Effective Amendment No. 206 to the Registrant’s Registration Statement filed on March 26, 2015.

(f) Trustee Retirement Plan dated October 4, 1996, as amended July 21, 2000 -- Incorporated by reference to Post-Effective Amendment No. 64 to the Registrant's Registration Statement filed on January 28, 2005.

(g)(1) Master Custodian Agreement with State Street Bank and Trust Company dated January 1, 2007; Appendix A amended as of November 30, 2015 -- Incorporated by reference to Post-Effective Amendment No. 222 to the Registrant’s Registration Statement filed on November 25, 2015.

C-3

(g)(2) Amendment to Master Custodian Agreement with State Street Bank and Trust Company dated August 1, 2013 -- Incorporated by reference to Post-Effective Amendment No. 174 to the Registrant’s Registration Statement filed on October 28, 2013.

(h)(1) Amended & Restated Investor Servicing Agreement – Open-End Funds with Putnam Investment Management, LLC and Putnam Investor Services, Inc. dated July 1, 2013; Appendix A amended as of March 24, 2016 -- Incorporated by reference to Post-Effective Amendment No. 232 to the Registrant’s Registration Statement filed on March 29, 2016.

(h)(2) Letter of Indemnity with Putnam Investment Management, LLC dated December 18, 2003 -- Incorporated by reference to Post-Effective Amendment No. 59 to the Registrant’s Registration Statement filed on May 28, 2004.

(h)(3) Liability Insurance Allocation Agreement dated December 18, 2003 -- Incorporated by reference to Post-Effective Amendment No. 59 to the Registrant’s Registration Statement filed on May 28, 2004.

(h)(4) Master Sub-Accounting Services Agreement between Putnam Investment Management, LLC and State Street Bank and Trust Company dated January 1, 2007; Appendix A amended as of November 30, 2015 -- Incorporated by reference to Post-Effective Amendment No. 222 to the Registrant’s Registration Statement filed on November 25, 2015.

(h)(5) Amendment to Master Sub-Accounting Services Agreement between Putnam Investment Management, LLC and State Street Bank and Trust Company dated August 1, 2013 -- Incorporated by reference to Post-Effective Amendment No. 174 to the Registrant’s Registration Statement filed on October 28, 2013.

(h)(6) Master Interfund Lending Agreement with the Trusts party thereto and Putnam Investment Management, LLC dated July 16, 2010; Schedule A amended as of June 7, 2016; Schedule B amended as of March 24, 2016 -- Incorporated by reference to Post-Effective Amendment No. 236 to the Registrant’s Registration Statement filed on June 27, 2016.

(h)(7) Credit Agreement with State Street Bank and Trust Company and certain other lenders dated September 24, 2015 -- Incorporated by reference to Post-Effective Amendment No.

C-4

218 to the Registrant’s Registration Statement filed on September 28, 2015.

(h)(8) Joinder Agreement No. 1 to Credit Agreement with State Street Bank and Trust Company and certain other lenders dated August 29, 2016 -- Incorporated by reference to Post-Effective Amendment No. 245 to the Registrant’s Registration Statement filed on October 27, 2016.

(h)(9) Amendment No. 1 to Credit Agreement with State Street Bank and Trust Company dated September 22, 2016 -- Incorporated by reference to Post-Effective Amendment No. 245 to the Registrant’s Registration Statement filed on October 27, 2016.

(h)(10) Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated September 24, 2015 -- Incorporated by reference to Post-Effective Amendment No. 218 to the Registrant’s Registration Statement filed on September 28, 2015.

(h)(11) First Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated August 29, 2016 -- Incorporated by reference to Post-Effective Amendment No. 245 to the Registrant’s Registration Statement filed on October 27, 2016.

(h)(12) Second Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated September 22, 2016 -- Incorporated by reference to Post-Effective Amendment No. 245 to the Registrant’s Registration Statement filed on October 27, 2016.

(h)(13)(i) Form of Indemnification Agreement dated March 18, 2016 -- Incorporated by reference to Post-Effective Amendment No. 236 to the Registrant’s Registration Statement filed on June 27, 2016.

(h)(13)(ii) Schedule of Indemnification Agreements conforming in all material respects to the Form of Indemnification Agreement filed as Exhibit (h)(13)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended -- Incorporated by reference to Post-Effective Amendment No. 236 to the Registrant’s Registration Statement filed on June 27, 2016.

C-5

(h)(14) Expense Limitation Agreement with Putnam Investment Management, LLC (“PIM”) dated June 24, 2016 -- Incorporated by reference to Post-Effective Amendment No. 240 to the Registrant’s Registration Statement filed on August 26, 2016.

(h)(15) Expense Limitation Agreement with Putnam Investor Services, Inc. (“PSERV”) dated June 24, 2016 -- Incorporated by reference to Post-Effective Amendment No. 240 to the Registrant’s Registration Statement filed on August 26, 2016.

(i)(1) Opinion of Ropes & Gray LLP, including consent, for Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Absolute Return 500 Fund, Putnam Absolute Return 700 Fund, Putnam Asia Pacific Equity Fund, Putnam Capital Spectrum Fund, Putnam Dynamic Asset Allocation Equity Fund, Putnam Dynamic Risk Allocation Fund, Putnam Emerging Markets Equity Fund, Putnam Equity Spectrum Fund, Putnam Floating Rate Income Fund, Putnam Global Consumer Fund, Putnam Global Energy Fund, Putnam Global Financials Fund, Putnam Global Industrials Fund, Putnam Global Sector Fund, Putnam Global Technology Fund, Putnam Global Telecommunications Fund, Putnam International Value Fund, Putnam Money Market Liquidity Fund, Putnam Multi-Cap Core Fund, Putnam Retirement Income Fund Lifestyle 2, Putnam Retirement Income Fund Lifestyle 3 and Putnam Small Cap Growth Fund -- Incorporated by reference to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement filed on June 3, 2011.

(i)(2) Opinion of Ropes & Gray LLP, including consent, for Putnam Short Duration Income Fund -- Incorporated by reference to Post-Effective Amendment No. 132 to the Registrant’s Registration Statement filed on September 30, 2011.

(i)(3) Opinion of Ropes & Gray LLP, including consent, for Putnam Short Term Investment Fund -- Incorporated by reference to Post-Effective Amendment No. 162 to the Registrant’s Registration Statement filed on February 15, 2013.

(i)(4) Opinion of Ropes & Gray LLP, including consent for Putnam Emerging Markets Income Fund, Putnam Global Dividend Fund, Putnam Intermediate-Term Municipal Income Fund, Putnam Low Volatility Equity Fund, Putnam Short-Term Municipal Income Fund and Putnam Strategic Volatility Equity Fund -- Incorporated by reference to Post-Effective

C-6

Amendment No. 166 to the Registrant's Registration Statement filed on March 15, 2013.

(i)(5) Opinion of Ropes & Gray LLP, including consent for Putnam Mortgage Opportunities Fund -- Incorporated by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement filed on April 6, 2015.


(j)(1) Consent of Independent Registered Public Accounting Firm – KPMG LLP, for Putnam Absolute Return 100 Fund and Putnam Absolute Return 300 Fund.

(j)(2) Consent of Independent Registered Public Accounting Firm – PricewaterhouseCoopers LLP, for Putnam Absolute Return 500 Fund.

(j)(3) Consent of Independent Registered Public Accounting Firm – PricewaterhouseCoopers LLP, for Putnam Absolute Return 700 Fund.

(j)(4) Consent of Independent Registered Public Accounting Firm – PricewaterhouseCoopers LLP, for Putnam Global Sector Fund.


(k) Not applicable.

(l) Investment Letter from Putnam Investments, LLC to the Registrant -- Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement filed on July 19, 1996.

(m)(1) Class A Distribution Plan and Agreement dated April 1, 2000 -- Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement filed on May 17, 2000.

(m)(2) Class B Distribution Plan and Agreement dated April 1, 2000 -- Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement filed on May 17, 2000.

(m)(3) Class C Distribution Plan and Agreement dated April 1, 2000 -- Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement filed on May 17, 2000.

C-7

(m)(4) Class M Distribution Plan and Agreement dated April 1, 2000 -- Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement filed on May 17, 2000.

(m)(5) Class R Distribution Plan and Agreement dated May 8, 2003 -- Incorporated by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement filed on January 30, 2004.


(m)(6) Class T Distribution Plan and Agreement dated February 22, 2017 – Incorporated by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement filed on February 24, 2017.

(m)(7)(i) Form of Dealer Service Agreement -- Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement filed on June 30, 1997.

(m)(7)(ii) Schedule of Dealer Service Agreements conforming in all material respects to the Form of Dealer Service Agreement filed as Exhibit (m)(6)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended -- Incorporated by reference to Post-Effective Amendment No. 206 to the Registrant’s Registration Statement filed on March 26, 2015.

(m)(8)(i) Form of Financial Institution Service Agreement -- Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement filed on July 19, 1996.

(m)(8)(ii) Schedule of Financial Institution Service Agreements conforming in all material respects to the Form of Financial Institution Service Agreement filed as Exhibit (m)(7)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended -- Incorporated by reference to Post-Effective Amendment No. 206 to the Registrant’s Registration Statement filed on March 26, 2015.

(n) Rule 18f-3 Plan dated November 1, 1999, as most recently amended January 27, 2017 -- Incorporated by reference to Post-

C-8

Effective Amendment No. 251 to the Registrant’s Registration Statement filed on February 24, 2017.


(p)(1) The Putnam Funds Code of Ethics dated June 24, 2016 -- Incorporated by reference to Post-Effective Amendment No. 240 to the Registrant’s Registration Statement filed on August 26, 2016.

(p)(2) Putnam Investments Code of Ethics dated July 2016 -- Incorporated by reference to Post-Effective Amendment No. 240 to the Registrant’s Registration Statement filed on August 26, 2016.

Item 29. Persons Controlled by or Under Common Control with the Fund

From time to time Putnam Investment Management, LLC or its affiliates, including Putnam Investment Holdings, LLC, may beneficially own more than 25% of the outstanding shares of certain funds, particularly in the case of relatively new funds, and such persons may be deemed to "control" a fund by virtue of this beneficial ownership of fund shares. To the extent that Putnam Investment Management, LLC or its affiliates may be deemed to "control" the fund, the fund would be deemed to be under common control with certain other Putnam Funds.

Item 30. Indemnification

Reference is made to Article VIII, sections 1 through 3, of the Registrant’s Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference to Post-Effective Amendment No. 186 to the Registrant’s Registration Statement on Form N-1A under the Investment Company Act of 1940, as amended, (File No. 811-07513). In addition, the Registrant maintains a trustees and officers liability insurance policy under which the Registrant and its trustees and officers are named insureds. Certain service providers to the Registrant also have contractually agreed to indemnify and hold harmless the trustees against liability arising in connection with the service provider’s performance of services under the relevant agreement.

The Massachusetts business trusts comprising The Putnam Funds (each, a “Trust”) have also agreed to contractually indemnify each Trustee. The agreement between the Trusts and each Trustee, in addition to delineating certain procedural aspects relating to indemnification and advancement of expenses to the fullest extent permitted by the Registrant’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws and the laws of The Commonwealth of Massachusetts, the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as now or hereafter in force, provides that each Trust severally shall indemnify and hold harmless the Trustee against any and all expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with

C-9

the Trustee’s service to the Trust, unless the Trustee has been adjudicated in a final adjudication on the merits to have engaged in certain disabling conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant’s organizational instruments or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and, therefore, is unenforceable.

Item 31. Business and Other Connections of the Investment Adviser

Except as set forth below, the directors and officers of each of Putnam Investment Management, LLC, the Registrant’s investment adviser (the “Investment Adviser”), Putnam Investments Limited, investment sub-manager to certain Putnam funds (the “Sub-Manager”), and The Putnam Advisory Company, LLC, investment sub-adviser to certain Putnam funds, have been engaged during the past two fiscal years in no business, profession, vocation or employment of a substantial nature other than as directors or officers of the Investment Adviser, Sub-Manager, or certain of the Investment Adviser’s corporate affiliates. Certain officers of the Investment Adviser serve as officers of some or all of the Putnam funds. The address of the Investment Adviser, its corporate affiliates other than the Sub-Manager, and the Putnam funds is One Post Office Square, Boston, Massachusetts 02109. The address of the Sub-Manager is Cassini House, 57-59 St James’s Street, London, England, SW1A 1LD.

Name and Title	Non-Putnam business, profession, vocation or
employment
N/A


Item 32. Principal Underwriter


(a) Putnam Retail Management Limited Partnership is the principal underwriter for each of the following investment companies, including the Registrant:

George Putnam Balanced Fund, Putnam American Government Income Fund, Putnam Arizona Tax Exempt Income Fund, Putnam Asset Allocation Funds, Putnam California Tax Exempt Income Fund, Putnam Convertible Securities Fund, Putnam Diversified Income Trust, Putnam Equity Income Fund, Putnam Europe Equity Fund, The Putnam Fund for Growth and Income, Putnam Funds Trust, Putnam Global Equity Fund, Putnam Global Health Care Fund, Putnam Global Income Trust, Putnam Global Natural

C-10

Resources Fund, Putnam Global Utilities Fund, Putnam High Yield Advantage Fund, Putnam High Yield Trust, Putnam Income Fund, Putnam International Equity Fund, Putnam Investment Funds, Putnam Investors Fund, Putnam Massachusetts Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam Money Market Fund, Putnam Mortgage Recovery Fund, Putnam Multi-Cap Growth Fund, Putnam New Jersey Tax Exempt Income Fund, Putnam New York Tax Exempt Income Fund, Putnam Ohio Tax Exempt Income Fund, Putnam Pennsylvania Tax Exempt Income Fund, Putnam RetirementReady® Funds, Putnam Tax Exempt Income Fund, Putnam Tax-Free Income Trust, Putnam U.S. Government Income Trust and Putnam Variable Trust.

(b) The directors and officers of the Registrant's principal underwriter are listed below. Except as noted below, no officer of the Registrant’s principal underwriter is an officer of the Registrant.

The principal business address of each person listed below is One Post Office Square, Boston, MA 02109.

Name	Position and Office with the Underwriter

Connolly, William T.	President

Richer, Clare	Treasurer

Maher, Stephen B.	Assistant Treasurer

Burns, Robert T.*	Secretary

Ritter, Jesse D.	Assistant Secretary

Ettinger, Robert D.	Vice President

Clark, James F.**	Vice President and Assistant Secretary

Trenchard, Mark C.***	Vice President

*Mr. Burns is Vice President and Chief Legal Officer of the Registrant.
**Mr. Clark is Chief Compliance Officer of the Registrant.
***Mr. Trenchard is Vice President and BSA Compliance Officer of the Registrant.

C-11

Item 33. Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are the Registrant's Clerk, Michael J. Higgins; the Registrant's investment adviser, PIM; the Registrant's principal underwriter, Putnam Retail Management Limited Partnership (PRM); the Registrant's custodian, State Street Bank and Trust Company (which, in addition to its duties as custodian, also provides certain administrative, pricing and bookkeeping services); and the Registrant’s transfer and dividend disbursing agent, Putnam Investor Services, Inc. The address of the Clerk, PIM, PRM and Putnam Investor Services, Inc. is One Post Office Square, Boston, Massachusetts 02109. State Street Bank and Trust Company is located at 225 Franklin Street, Boston, Massachusetts 02110 and 2 Avenue de Lafayette, Boston, Massachusetts 02111.

Item 34. Management Services

None.

Item 35. Undertakings

None.

C-12

NOTICE

A copy of the Agreement and Declaration of Trust of Putnam Funds Trust is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the relevant series of the Registrant.

C-13

SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts, on the 28th day of February, 2017.


Putnam Funds Trust

By: /s/ Jonathan S. Horwitz, Executive Vice
President,
Principal Executive Officer and Compliance
Liaison

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title

Jameson A. Baxter *	Chair, Board of Trustees

Kenneth R. Leibler*	Vice Chair, Board of Trustees

Robert L. Reynolds*	President and Trustee

Jonathan S. Horwitz*	Executive Vice President, Principal Executive
Officer and Compliance Liaison

Janet C. Smith**	Vice President, Principal Financial Officer,
Principal Accounting Officer and Assistant
Treasurer

Liaquat Ahamed*	Trustee

Ravi Akhoury*	Trustee

Barbara M. Baumann*	Trustee

Robert J. Darretta*	Trustee

C-14

Katinka Domotorffy*	Trustee

John A. Hill*	Trustee

Paul L. Joskow*	Trustee

Robert E. Patterson*	Trustee

George Putnam, III*	Trustee

W. Thomas Stephens*	Trustee

By: /s/ Jonathan S. Horwitz, as
Attorney-in-Fact
February 28, 2017

*Signed pursuant to power of
attorney filed in Post-Effective
Amendment No. 150 to the
Registrant’s Registration Statement
on September 28, 2012.

** Signed pursuant to power of
attorney filed in Post-Effective
Amendment No. 247 to the
Registrant’s Registration Statement
on November 25, 2016.

C-15

Item 28.    Exhibit


(j)(1) Consent of Independent Registered Public Accounting Firm – KPMG LLP, for Putnam Absolute Return 100 Fund and Putnam Absolute Return 300 Fund.

(j)(2) Consent of Independent Registered Public Accounting Firm – PricewaterhouseCoopers LLP, for Putnam Absolute Return 500 Fund

(j)(3) Consent of Independent Registered Public Accounting Firm – PricewaterhouseCoopers LLP, for Putnam Absolute Return 700 Fund.

(j)(4) Consent of Independent Registered Public Accounting Firm – PricewaterhouseCoopers LLP, for Putnam Global Sector Fund.


C-16